           Filed with the Securities and Exchange Commission on October 27, 2006
                           Securities Act of 1933 Registration File No. 33-84762
                                Investment Company Act of 1940 File No. 811-8648

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933                          [X]

                         Pre-Effective Amendment No. __                      [ ]
                         Post-Effective Amendment No. 41                     [X]
                                       and
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      [X]

                                Amendment No. 44                             [X]
                        (check appropriate box or boxes)

                                 WT MUTUAL FUND
               (Exact Name of Registrant as Specified in Charter)

                 1100 North Market Street, Wilmington, DE 19890
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (800) 254-3948

Mr. Neil Wolfson                                        Copy to:
Wilmington Trust Company                                Joseph V. Del Raso, Esq.
1100 North Market Street                                Pepper Hamilton LLP
Wilmington, DE 19890                                    3000 Two Logan Square
(Name and Address of Agent for Service)                 Philadelphia, PA 19103

It is proposed that this filing will become effective (check the appropriate box)

[X]  immediately upon filing pursuant to paragraph (b)

[ ]  on (date) pursuant to paragraph (b)

[ ]  60 days after filing pursuant to paragraph (a)(1)

[ ]  on (date) pursuant to paragraph (a)

[ ]  75 days after filing pursuant to paragraph (a)(2)

[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                       WILMINGTON PRIME MONEY MARKET FUND
                  WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND
                     WILMINGTON TAX-EXEMPT MONEY MARKET FUND

                                OF WT MUTUAL FUND
                              INSTITUTIONAL SHARES*


                        PROSPECTUS DATED NOVEMBER 1, 2006


     This prospectus gives vital information about these money market mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

     Please note that these Funds:

          -    are not bank deposits

          - are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

          -    are not federally insured

          - are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other governmental agency

          -    are not guaranteed to achieve their goal(s)

          -    may not be able to maintain a stable $1.00 share price

     These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


----------
* Prior to June 23, 2006, the Institutional Shares were known as "Investor Shares" and were subject to a Rule 12b-1 distribution fee.

TABLE OF CONTENTS


                                FUND DESCRIPTIONS

A look at the goals, strategies, risks and expenses of each Fund.

Summary...................................................................     1
Performance Information...................................................     3
Fees and Expenses.........................................................     6
Example...................................................................     6
Investment Objective......................................................     7
Principal Investment Strategies...........................................     7
Additional Risk Information...............................................     8
Financial Highlights......................................................    10

                             MANAGEMENT OF THE FUNDS

Details about the service providers.

Investment Adviser........................................................    13
Service Providers.........................................................    14

                             SHAREHOLDER INFORMATION

Policies and instructions for opening, maintaining and closing an account in any of the Funds.

Pricing of Shares.........................................................    15
Purchase of Shares........................................................    15
Redemption of Shares......................................................    16
Frequent Purchases and Redemptions........................................    19
Exchange of Shares........................................................    19
Distributions.............................................................    20
Taxes.....................................................................    20

                            DISTRIBUTION ARRANGEMENTS

Details on the Funds' share classes.

Share Classes.............................................................    22

FOR MORE INFORMATION......................................................    23

                       WILMINGTON PRIME MONEY MARKET FUND
                  WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND
                     WILMINGTON TAX-EXEMPT MONEY MARKET FUND

                              INSTITUTIONAL SHARES

                                FUND DESCRIPTIONS

SUMMARY

Investment Objective     -    The WILMINGTON PRIME MONEY MARKET FUND and
                              WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND each
                              seeks high current income, while preserving capital
                              and liquidity.

                         - The WILMINGTON TAX-EXEMPT MONEY MARKET FUND seeks high current interest income exempt from Federal income taxes while preserving principal.

Investment Focus         -    Money market instruments

Share Price Volatility   -    Each Fund will strive to maintain a stable $1.00
                              share price.

Principal Investment     -    The WILMINGTON PRIME MONEY MARKET FUND invests in
Strategies                    money market instruments, including bank
                              obligations, high quality commercial paper and
                              U.S. Government obligations.

                         - The WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND invests at least 80% of its assets in U.S.
                              Government obligations and repurchase agreements collateralized by such obligations.

                         - The WILMINGTON TAX-EXEMPT MONEY MARKET FUND invests in high quality municipal obligations, municipal bonds and other instruments exempt from Federal income tax.

                         - In selecting securities for a Fund, the investment adviser seeks current income, liquidity and safety of principal. The investment adviser may sell securities if the securities are downgraded to a lower ratings category.

                         -    The WILMINGTON PRIME MONEY MARKET FUND and the
                              WILMINGTON TAX-EXEMPT MONEY MARKET FUND may each invest more than 25% of its total assets in the obligations of banks, finance companies and utilities. The WILMINGTON U.S. GOVERNMENT MONEY
                              MARKET FUND may invest up to 20% of its total assets in the obligations of banks, finance companies and utilities.

Principal Risks          The Funds are subject to the risks summarized below,
                         which are further described under "Additional Risk
                         Information."

                         - An investment in a Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

                         - The obligations in which the Funds invest are subject to credit risk and interest rate risk.
                              Typically, when interest rates rise, the market prices of debt securities go down. Securities issued by government sponsored entities are not insured or guaranteed by the U.S. Government.

                         - The performance of a Fund will depend on whether or not the investment adviser is successful in pursuing the investment strategy.

Investor Profile         -    Conservative

PERFORMANCE INFORMATION

                       WILMINGTON PRIME MONEY MARKET FUND

     The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Class Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

     Prior to June 23, 2006, the Institutional Shares were known as the "Investor Shares" and were subject to a Rule 12b-1 distribution fee.




              ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                              (PERFORMANCE GRAPH)

PERFORMANCE YEARS   RETURNS
-----------------   -------
       1996          5.08%
       1997          5.22%
       1998          5.17%
       1999          4.80%
       2000          6.11%
       2001          3.92%
       2002          1.47%
       2003          0.72%
       2004          0.82%
       2005          2.84%





       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2006: 3.42%



    BEST QUARTER         WORST QUARTER
-------------------   -------------------
       1.57%                 0.15%
(December 31, 2000)   (December 31, 2003)


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005


                                                       1 Year   5 Years   10 Years
                                                       ------   -------   --------
Prime Money Market Fund - Institutional Shares          2.84%    1.94%      3.60%


You may call (800) 336-9970 to obtain a Fund's current 7-day yield.

                  WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

     The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Class Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

     Prior to June 23, 2006, the Institutional Shares were known as the "Investor Shares" and were subject to a Rule 12b-1 distribution fee.



              ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                              (PERFORMANCE GRAPH)

PERFORMANCE YEARS   RETURNS
-----------------   -------
       1996          4.99%
       1997          5.12%
       1998          5.07%
       1999          4.69%
       2000          5.94%
       2001          3.71%
       2002          1.26%
       2003          0.64%
       2004          0.81%
       2005          2.65%





       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2006: 3.29%



    BEST QUARTER         WORST QUARTER
-------------------   -------------------
       1.54%                  0.14%
(December 31, 2000)   (December 31, 2003)


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005


                                                           1 Year   5 Years   10 Years
                                                           ------   -------   --------
U.S. Government Money Market Fund - Institutional Shares    2.65%    1.81%      3.47%


You may call (800) 336-9970 to obtain a Fund's current 7-day yield.

                     WILMINGTON TAX-EXEMPT MONEY MARKET FUND

     The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Class Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

     Prior to June 23, 2006, the Institutional Shares were known as the "Investor Shares" and were subject to a Rule 12b-1 distribution fee.




              ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                              (PERFORMANCE GRAPH)

PERFORMANCE YEARS   RETURNS
-----------------   -------
       1996          3.01%
       1997          3.15%
       1998          2.98%
       1999          2.76%
       2000          3.65%
       2001          2.30%
       2002          0.90%
       2003          0.49%
       2004          0.58%
       2005          1.82%





       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2006: 2.12%



    BEST QUARTER         WORST QUARTER
-------------------   --------------------
       0.96%                  0.09%
(December 31, 2000)   (September 30, 2003)


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005


                                                       1 Year   5 Years   10 Years
                                                       ------   -------   --------
Tax-Exempt Money Market Fund - Institutional Shares     1.82%    1.21%      2.16%


You may call (800) 336-9970 to obtain a Fund's current 7-day yield.

FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of a Fund. No sales charges or other fees are paid directly from your investment.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):


                                                   U.S.
                                        Prime   Government   Tax-Exempt
                                        Money      Money        Money
                                       Market     Market       Market
                                        Fund       Fund         Fund
                                       ------   ----------   ----------
Management fees                         0.33%      0.37%        0.37%
Distribution (Rule 12b-1) fees(1)       None       None         None
Other expenses                          0.11%      0.15%        0.16%
                                        ----       ----         ----
TOTAL ANNUAL FUND OPERATING EXPENSES    0.44%      0.52%        0.53%
                                        ====       ====         ====



(1) Previously, the Institutional Shares were known as Investor Shares and were subject to a Distribution (Rule 12b-1) Plan which provided for payments of up to 0.20% of each Fund's average net assets.


EXAMPLE

     This Example is intended to help you compare the cost of investing in Institutional Class Shares of each Fund with the cost of investing in other mutual funds. The Examples below show what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

          -    you reinvested all dividends;

          -    the average annual return was 5%;

          - the Fund's total operating expenses are charged and remain the same over the time periods; and

          - you redeemed all of your investment at the end of each time period.

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


INSTITUTIONAL SHARES                1 Year   3 Years   5 Years   10 Years
--------------------                ------   -------   -------   --------
Prime Money Market Fund               $45      $141      $246      $555
U.S. Government Money Market Fund     $53      $167      $291      $653
Tax-Exempt Money Market Fund          $54      $170      $296      $665


     The above example of Institutional Shares is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future.

INVESTMENT OBJECTIVE

     The WILMINGTON PRIME MONEY MARKET FUND and the WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND each seeks a high level of current income consistent with the preservation of capital and liquidity. The WILMINGTON TAX-EXEMPT MONEY MARKET FUND seeks as high a level of interest income exempt from Federal income tax as is consistent with preservation of principal.

     The investment objective for each Fund may not be changed without shareholder approval. Each Fund is a money market fund and intends to maintain a stable $1.00 share price, although this may not be possible under certain circumstances. There can be no guarantee that any Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

     The WILMINGTON PRIME MONEY MARKET FUND invests in:

          - U.S. dollar-denominated obligations of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and wholly-owned banking subsidiaries of foreign banks;

          - commercial paper rated, at the time of purchase, in the highest category of short-term debt ratings of any two nationally recognized statistical rating organizations ("NRSRO") such as S&P, Moody's and Fitch IBCA;

          - corporate obligations having a remaining maturity of 397 calendar days or less, issued by corporations having outstanding comparable obligations that are (a) rated in the two highest categories of any two NRSROs or (b) rated no lower than the two highest long-term debt ratings categories by any NRSRO;


          -    U.S. Government obligations (as described below);


          -    high quality municipal securities; and

          - repurchase agreements that are fully collateralized by U.S. Government obligations.


     The WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND invests at least 80% of its total assets in:


          -    U.S. Government obligations; and

          - repurchase agreements that are fully collateralized by such obligations.

     U.S. Government obligations are debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government obligations include securities issued by government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which are not issued, insured or guaranteed by the U.S. Treasury or the U.S. Government. Instruments issued by such government-sponsored entities are supported only by the credit of the issuing entity. If an issuer that is not insured or guaranteed by the U.S. Treasury or U.S. Government fails to meet its commitments, the Fund would not be able to assert a claim against the United States.

     The WILMINGTON TAX-EXEMPT MONEY MARKET FUND invests in:

          -    high quality municipal obligations and municipal bonds;

          -    floating and variable rate obligations;

          -    participation interests;

          -    high quality tax-exempt commercial paper; and

          -    high quality short-term municipal notes.

     The Tax-Exempt Money Market Fund has adopted a policy that, under normal circumstances, at least 80% of its annual income will be exempt from Federal income tax. Additionally, at least 80% of its annual income will not be a tax preference item for purposes of the Federal alternative minimum tax.


     High quality securities include those that (1) are rated in one of the two highest short-term rating categories by two NRSROs (or by one NRSRO if only one NRSRO has issued a rating), or (2), if unrated, are issued by an issuer with comparable outstanding debt that is rated or are otherwise unrated and determined by the investment adviser to be of comparable quality.


     Each Fund also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in the Funds' Statement of Additional Information ("SAI"), available on the Funds' website at http://www.wilmingtonfunds.com.

ADDITIONAL RISK INFORMATION

     The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds'
SAI:

          - CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

          - FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

          - GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.

          - INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield paid by a Fund will vary with changes in interest rates.

          - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

          - PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

FINANCIAL HIGHLIGHTS


     The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Institutional Share of a Fund. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in Institutional Class Shares of a Fund (assuming reinvestment of all dividends and other distributions). Financial highlights have been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the Annual Report, which is available without charge on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970.



PRIME MONEY MARKET FUND - INSTITUTIONAL SHARES(1)



                                               For the Fiscal Years Ended June 30
                                         ----------------------------------------------
                                           2006     2005      2004      2003      2002
                                         -------   ------   -------   -------   -------
NET ASSET VALUE - BEGINNING OF YEAR ..   $  1.00   $ 1.00   $  1.00   $  1.00   $  1.00
                                         -------   ------   -------   -------   -------
INVESTMENT OPERATIONS:
   Net investment income .............      0.04     0.02      0.01      0.01      0.02
                                         -------   ------   -------   -------   -------
DISTRIBUTIONS:
   From net investment income ........     (0.04)   (0.02)    (0.01)    (0.01)    (0.02)
   From net realized gain ............        --       --        --        --        --(2)
                                         -------   ------   -------   -------   -------
      Total distributions ............     (0.04)   (0.02)    (0.01)    (0.01)    (0.02)
                                         -------   ------   -------   -------   -------
NET ASSET VALUE - END OF YEAR ........   $  1.00   $ 1.00   $  1.00   $  1.00   $  1.00
                                         =======   ======   =======   =======   =======
TOTAL RETURN .........................      3.82%    1.74%     0.58%     1.07%     2.26%
RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(3)
   Expenses ..........................      0.51%    0.50%     0.53%     0.51%     0.43%
   Net investment income .............      3.70%    1.65%     0.59%     1.10%     2.54%
Net assets at the end of year (000
   omitted) ..........................   $11,986   $6,683   $14,105   $28,937   $43,314



----------
(1)  Formerly, Investor Shares



(2)  Less than $0.01 per share.



(3) For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - Prime Money Market Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

U.S. GOVERNMENT MONEY MARKET FUND - INSTITUTIONAL SHARES(1)



                                               For the Fiscal Years Ended June 30
                                         ---------------------------------------------
                                          2006     2005      2004      2003      2002
                                         ------   ------   -------   -------   -------
NET ASSET VALUE - BEGINNING OF YEAR ..   $ 1.00   $ 1.00   $  1.00   $  1.00   $  1.00
                                         ------   ------   -------   -------   -------
INVESTMENT OPERATIONS:
   Net investment income .............     0.04     0.02      0.01      0.01      0.02
                                         ------   ------   -------   -------   -------
DISTRIBUTIONS:
   From net investment income ........    (0.04)   (0.02)    (0.01)    (0.01)    (0.02)
   From net realized gain ............       --       --        --        --        --(2)
                                         ------   ------   -------   -------   -------
      Total distributions ............    (0.04)   (0.02)    (0.01)    (0.01)    (0.02)
                                         ------   ------   -------   -------   -------
NET ASSET VALUE - END OF YEAR ........   $ 1.00   $ 1.00   $  1.00   $  1.00   $  1.00
                                         ======   ======   =======   =======   =======
TOTAL RETURN .........................     3.66%    1.63%     0.53%     0.95%     2.02%
RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(3)
   Expenses ..........................     0.61%    0.59%     0.58%     0.57%     0.54%
   Net investment income .............     3.58%    1.44%     0.53%     0.93%     2.37%
Net assets at the end of year (000
   omitted) ..........................   $3,480   $3,939   $33,892   $34,252   $23,576



----------
(1)  Formerly, Investor Shares.



(2)  Less than $0.01 per share.



(3) For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - U.S. Government Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

TAX-EXEMPT MONEY MARKET FUND - INSTITUTIONAL SHARES(1)



                                                For the Fiscal Years Ended June 30
                                         -----------------------------------------------
                                           2006      2005      2004        2003      2002
                                         -------   -------   -------     -------   -------
NET ASSET VALUE - BEGINNING OF YEAR ..   $  1.00   $  1.00   $  1.00     $  1.00   $  1.00
                                         -------   -------   -------     -------   -------
INVESTMENT OPERATIONS:
   Net investment income .............      0.02      0.01        --(2)     0.01      0.01
                                         -------   -------   -------     -------   -------
DISTRIBUTIONS:
   From net investment income ........     (0.02)    (0.01)       --(2)    (0.01)    (0.01)
                                         -------   -------   -------     -------   -------
NET ASSET VALUE - END OF YEAR ........   $  1.00   $  1.00   $  1.00     $  1.00   $  1.00
                                         =======   =======   =======     =======   =======
TOTAL RETURN .........................      2.39%     1.16%     0.41%       0.73%     1.30%
RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(3)
   Expenses ..........................      0.63%     0.64%     0.58%       0.57%     0.56%
   Net investment income .............      2.30%     0.98%     0.42%       0.72%     1.49%
Net assets at the end of year (000
   omitted) ..........................   $13,210   $13,084   $46,990     $23,382   $29,597



----------
(1)  Formerly, Investor Shares.



(2)  Less than $0.01 per share.



(3) For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - Tax-Exempt Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

                             MANAGEMENT OF THE FUNDS

     The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

INVESTMENT ADVISER


     Rodney Square Management Corporation ("RSMC"), the Funds' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of each Fund in accordance with its investment objective, policies and limitations. RSMC provides its services exclusively to investment companies sponsored by it or its affiliates. As of September 30, 2006, RSMC had approximately $6.15 billion in assets under management.



     For the fiscal year ended June 30, 2006, RSMC received the following advisory fees as a percentage of each Fund's average daily net assets:



Prime Money Market Fund              0.33%
U. S. Government Money Market Fund   0.37%
Tax-Exempt Money Market Fund         0.37%


     WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee. The fee shall be payable monthly as soon as practicable after the last day of each month.

SERVICE PROVIDERS

The chart below provides information on the primary service providers.

Asset                                   Shareholder
Management                              Services

          INVESTMENT ADVISER                         TRANSFER AGENT
          AND ADMINISTRATOR
                                                       PFPC Inc.
    Rodney Square Management Corp.                   760 Moore Road
       1100 North Market Street                King of Prussia, PA 19406
         Wilmington, DE 19890
                                         Handles certain shareholder services,
    Manages the Funds' investment             including recordkeeping and
    activities, and oversees Fund         statements, payment of distributions
   administration and other service     and processing of buy and sell requests.
              providers.

                                 WT MUTUAL FUND

                       WILMINGTON PRIME MONEY MARKET FUND
                        WILMINGTON U.S. GOVERNMENT MONEY
                                   MARKET FUND
                       WILMINGTON TAX-EXEMPT MONEY MARKET
                                      FUND

Fund                                    Fund Asset
Operations                              Safe Keeping

        SUB-ADMINISTRATOR AND                           CUSTODIAN
           ACCOUNTING AGENT
                                                 Wilmington Trust Company
              PFPC Inc.                          1100 North Market Street
         301 Bellevue Parkway                      Wilmington, DE 19890
         Wilmington, DE 19809
                                           Holds the Funds' assets, settles all
  Provides facilities, equipment and    portfolio trades and collects most of
personnel to carry out administrative        the valuation data required for
  services related to the Funds and     calculating each Fund's NAV per share.
    calculates each Fund's NAV and
            distributions.

                      Distribution

                                   DISTRIBUTOR

                      Professional Funds Distributor, LLC.
                                 760 Moore Road
                            King of Prussia, PA 19406

                         Distributes the Funds' shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

     The price of each Fund's shares is based on the Fund's net asset value ("NAV"). Each Fund uses its best effort to maintain its $1.00 constant share price and values its securities at amortized cost. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

     PFPC Inc. ("PFPC"), the Funds' sub-administrator and accounting agent, determines the NAV per share of the Tax-Exempt Money Market Fund as of 12:00 Noon Eastern time on each "business day" (i.e., a day that the New York Stock Exchange (the "Exchange") and the transfer agent are open for business). PFPC determines the NAV per share of the Prime Money Market Fund and U.S. Government Money Market Fund as of 2:00 p.m. and 5:00 p.m. Eastern time on each business day. The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent.

PURCHASE OF SHARES

     Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Institutional Shares of each Fund is $5,000,000. This minimum initial investment amount has been waived for shareholders of the Funds on June 23, 2006, trustees, directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children.


     You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Funds' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Funds. If you wish to purchase Fund shares through your account at Wilmington Trust or through a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.


     BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Money Market Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:

Regular Mail:                   Overnight Mail:
-------------                   ---------------
Wilmington Money Market Funds   Wilmington Money Market Funds
c/o PFPC Inc.                   c/o PFPC Inc.
P.O. Box 9828                   101 Sabin Street
Providence, RI 02940            Pawtucket, RI 02860-1427

     BY WIRE: You may purchase shares by wiring federal funds. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

     ADDITIONAL INFORMATION REGARDING PURCHASES: Orders placed and payments which are received in or converted into federal funds by 12:00 Noon Eastern time for the Tax-Exempt Money Market Fund will be accepted at the price determined at 12:00 Noon Eastern time. Your shares will begin to accrue dividends on that business day. If your order is placed and payments are received in or converted into federal funds for your account after 12:00 Noon Eastern time your shares will begin to accrue dividends on the following business day.

     Orders placed and payments which are received in or converted into federal funds by 2:00 p.m. Eastern time for both the Prime Money Market Fund and the U.S. Government Money Market Fund will be accepted at the price determined at 2:00 p.m. Eastern time. Orders placed and payments which are received or converted into federal funds after 2:00 p.m. and up to 5:00 p.m. will be accepted at the price determined at 5:00 p.m. In each case, shares purchased on or before 5:00 p.m. will receive the dividend declared on that business day. If your order is placed and payments are received in or converted into federal funds after 5:00 p.m. your shares will begin to accrue dividends on the following business day.

     Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

     It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

REDEMPTION OF SHARES

     You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. There is no fee when Fund shares are redeemed. It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions. Transmission of wires for redemption proceeds and eligibility with respect to dividends declared on the day of redemption are as follows (all times are Eastern time):

WILMINGTON TAX-EXEMPT MONEY MARKET FUND

                                              RECEIPT OF REDEMPTION REQUEST BY FUND
                                           -------------------------------------------
                                           ON OR BEFORE 12:00 NOON    AFTER 12:00 NOON
                                           -----------------------   -----------------
On What Day Will My Redemption Proceeds
Normally Be Wired to My Account?              Same Business Day      Next Business Day

Will I Be Eligible to Receive the Day's
Dividend?                                             No                    Yes

WILMINGTON PRIME MONEY MARKET FUND AND
WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

                                                      RECEIPT OF REDEMPTION REQUEST BY FUND
                                           -----------------------------------------------------------
                                              ON OR BEFORE       AFTER 2:00 P.M.
                                               2:00 P.M.       AND UP TO 5:00 P.M.    AFTER 5:00 P.M.
                                           -----------------   -------------------   -----------------
On What Day Will My Redemption Proceeds
Normally Be Wired to My Account?           Same Business Day    Next Business Day    Next Business Day

Will I Be Eligible to Receive the Day's
Dividend?                                          No                   No                  Yes


     If you purchased your shares through an account at Wilmington Trust or through a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.



     BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied with a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.



     Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:


Regular Mail:                   Overnight Mail:
-------------                   ---------------
Wilmington Money Market Funds   Wilmington Money Market Funds
c/o PFPC Inc.                   c/o PFPC Inc.
P.O. Box 9828                   101 Sabin Street
Providence, RI 02940            Pawtucket, RI 02860-1427

     BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are risks. The Funds have implemented certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

     BY CHECK: You may use the checkwriting option to redeem Fund shares by drawing a check for $500 or more against a Fund account. When the check is presented for payment, a sufficient number of shares will be redeemed from your account to cover the amount of the check. This procedure enables you to continue receiving dividends on those shares until the check is presented for payment. Because the aggregate amount of Fund shares owned is likely to change each day, you should not attempt to redeem all shares held in your account by using the checkwriting procedure. Charges will be imposed for specially imprinted checks, business checks, copies of canceled checks, stop payment orders, checks returned due to "nonsufficient funds" and other returned checks. These charges will be paid by automatically redeeming an appropriate number of Fund shares. Each Fund and the transfer agent reserve the right to terminate or alter the checkwriting service at any time. The transfer agent also reserves the right to impose a service charge in connection with the checkwriting service. If you are interested in the checkwriting service, contact the transfer agent for further information. This service is generally not available for clients of Wilmington Trust through their trust or corporate cash management accounts, since it is already provided for these customers through Wilmington Trust. The service may also not be available for Service Organization clients who are provided a similar service by those organizations.

     ADDITIONAL INFORMATION REGARDING REDEMPTIONS: The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. Among the reasons for this are days where the Exchange may be closed, when an emergency exists that makes it difficult to execute portfolio transactions or by the order of the Securities and Exchange Commission for the protection of Fund shareholders. Other events could cause a delay as well.

     Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.


     In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Fund shares.


     If the shares to be redeemed represent a recent investment made by a check, each Fund reserves the right not to send the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

     SMALL ACCOUNTS: If the value of your Fund account falls below $2,500,000, the Fund may ask you to increase your balance. If after 60 days the account value is still below $2,500,000, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $2,500,000 solely as a result of a reduction in your account's market value. The minimum account balance for accounts existing on June 23, 2006 is $500. The minimum account balance requirement may be waived for trustees, directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

FREQUENT PURCHASES AND REDEMPTIONS

     Money market funds such as the Funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although the Trust discourages excessive trading and other abusive trading practices, it has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of the Funds' shares. The Trust also believes that money market funds, such as the Funds, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of the Funds' shares could increase the Funds' transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the Funds, which could detract from their performance. Accordingly, the Funds reserve the right to refuse any purchase or exchange request. Other Wilmington Funds that are not money market mutual funds have adopted policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds which may apply to exchanges from or into the Funds. If you plan to exchange your Fund shares for shares of another Wilmington Fund, please read the prospectus of that other fund for more information. Prospectuses for the other Wilmington Funds may be obtained, free of charge, on the Funds' website at http://www.wilmingtonfunds.com or by calling
(800) 336-9970.

EXCHANGE OF SHARES

     You may exchange all or a portion of your shares in a Fund for Institutional Shares of the following funds ("Wilmington Funds"):

     Wilmington Aggressive Asset Allocation Fund
     Wilmington Moderate Asset Allocation Fund
     Wilmington Conservative Asset Allocation Fund
     Wilmington ETF Allocation Fund
     Wilmington Prime Money Market Fund
     Wilmington U.S. Government Money Market Fund
     Wilmington Tax-Exempt Money Market Fund
     Wilmington Short/Intermediate-Term Bond Fund
     Wilmington Broad Market Bond Fund
     Wilmington Municipal Bond Fund




     Wilmington Large-Cap Core Fund
     Wilmington Large-Cap Value Fund
     Wilmington Large-Cap Growth Fund
     Wilmington Mid-Cap Core Fund
     Wilmington Small-Cap Core Fund
     Wilmington Small Cap Value Fund
     Wilmington Small Cap Growth Fund
     Wilmington Multi-Manager Large-Cap Fund
     Wilmington Multi-Manager Mid-Cap Fund
     Wilmington Multi-Manager Small-Cap Fund
     Wilmington Multi-Manager International Fund

     Wilmington Multi-Manager Real Asset Fund

     Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

     Exchange transactions will be subject to the minimum initial investment and other requirements of the Wilmington Fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $500 in a shareholder's account.

     Prospectuses of the other Wilmington Funds may be obtained, free of charge, on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.

DISTRIBUTIONS

     Distributions from the net investment income of each Fund are declared daily as a dividend and paid monthly to you. Any net capital gain realized by a Fund will be distributed annually.

     All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

     As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Funds' distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. Each Fund will notify you following the end of the calendar year of the amount of dividends paid that year.

     You will not recognize any gain or loss on the sale (redemption) or exchange of shares of a Fund so long as that Fund maintains a stable price of $1.00 a share. Dividend distributions by the Tax-Exempt Money Market Fund of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Tax-Exempt Money Market Fund intends to distribute income that is exempt from Federal income tax, though it may invest a portion of its assets in securities that generate taxable income. Income exempt from Federal income tax may be subject to state and local income tax. Additionally, any capital gains distributed by the Tax-Exempt Money Market Fund may be taxable.

     STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

     This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

     Professional Funds Distributor, LLC manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

SHARE CLASSES


     The Funds issue Institutional Shares, Service Shares and W Shares. Each class of shares bears a pro-rata portion of a Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Service Shares are offered to investors who use a financial intermediary to process transactions and pay a Rule 12b-1 distribution fee and a shareholder service fee. Any investor may purchase Class W Shares which are subject to a shareholder service fee.

                              FOR MORE INFORMATION


     FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:


     ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on the Funds' portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of a Fund's policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

     Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

     WT Mutual Fund
     c/o PFPC Inc.
     101 Sabin Street
     Pawtucket, RI 02860-1427
     (800) 336-9970
     9:00 a.m. to 5:00 p.m., Eastern time


     The Funds' SAI, annual and semi-reports are accessible, free of charge, on the Funds' website at http://www.wilmingtonfunds.com. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.


     FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800) 336-9970.

            The investment company registration number is 811-08648.

                       WILMINGTON PRIME MONEY MARKET FUND
                  WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

                                OF WT MUTUAL FUND
                                 SERVICE SHARES


                        PROSPECTUS DATED NOVEMBER 1, 2006


     This prospectus gives vital information about these money market mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

     Please note that these Funds:

          -    are not bank deposits

          - are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

          -    are not federally insured

          - are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other governmental agency

          -    are not guaranteed to achieve their goal(s)

          -    may not be able to maintain a stable $1.00 share price

     These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


                                FUND DESCRIPTIONS

A look at the goals, strategies, risks and expenses of each Fund.

Summary...................................................................     1
Performance Information...................................................     3
Fees and Expenses.........................................................     5
Example...................................................................     5
Investment Objective......................................................     6
Principal Investment Strategies...........................................     6
Additional Risk Information...............................................     7
Financial Highlights......................................................     8

                             MANAGEMENT OF THE FUNDS

Details about the service providers.

Investment Adviser........................................................    10
Service Providers.........................................................    11

                             SHAREHOLDER INFORMATION

Policies and instructions for opening, maintaining and closing an account in any of the Funds.

Pricing of Shares.........................................................    12
Purchase of Shares........................................................    12
Redemption of Shares......................................................    13
Frequent Purchases and Redemptions........................................    15
Exchange of Shares........................................................    15
Distributions.............................................................    16
Taxes.....................................................................    17

                      DISTRIBUTION AND SERVICE ARRANGEMENTS

Details on the Funds' distribution fees, shareholder service fees and share classes.

Distribution Fees.........................................................    17
Shareholder Service Fees..................................................    17
Share Classes.............................................................    18

FOR MORE INFORMATION......................................................    19

                       WILMINGTON PRIME MONEY MARKET FUND
                  WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

                                 SERVICE SHARES

                                FUND DESCRIPTIONS

SUMMARY

Investment Objective              -    The WILMINGTON PRIME MONEY MARKET FUND
                                       and WILMINGTON U.S. GOVERNMENT MONEY
                                       MARKET FUND each seeks high current
                                       income, while preserving capital and
                                       liquidity.

Investment Focus                  -    Money market instruments

Share Price Volatility            -    Each Fund will strive to maintain a
                                       stable $1.00 share price.

Principal Investment Strategies   -    The WILMINGTON PRIME MONEY MARKET FUND
                                       invests in money market instruments,
                                       including bank obligations, high quality
                                       commercial paper and U.S. Government
                                       obligations.

                                  -    The WILMINGTON U.S. GOVERNMENT MONEY
                                       MARKET FUND invests at least 80% of its
                                       assets in U.S. Government obligations and repurchase agreements collateralized by such obligations.

                                  -    In selecting securities for a Fund, the
                                       investment adviser seeks current income, liquidity and safety of principal. The investment adviser may sell securities if the securities are downgraded to a lower ratings category.

                                  -    The WILMINGTON PRIME MONEY MARKET FUND
                                       may invest more than 25% of its total
                                       assets in the obligations of banks,
                                       finance companies and utilities. The
                                       WILMINGTON U.S. GOVERNMENT MONEY MARKET
                                       FUND may invest up to 20% of its total
                                       assets in the obligations of banks,
                                       finance companies and utilities.

Principal Risks                   The Funds are subject to the risks summarized
                                  below, which are further described under
                                  "Additional Risk Information."

                                  - An investment in a Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

                                  - The obligations in which the Funds invest are subject to credit risk and interest rate risk. Typically, when interest rates rise, the market prices of debt securities go down. Securities issued by government sponsored entities are not insured or guaranteed by the U.S.
                                       Government.

                                  - The performance of a Fund will depend on whether or not the investment adviser is successful in pursuing its investment strategy.

Investor Profile                  -    Conservative

PERFORMANCE INFORMATION

                       WILMINGTON PRIME MONEY MARKET FUND

     The bar chart and the performance table below illustrate the risks and volatility of an investment in Service Class Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year. Of course, past performance does not necessarily indicate how the Fund will perform in the future.




                  ANNUAL TOTAL RETURNS FOR PAST CALENDAR YEARS

                               (PERFORMANCE GRAPH)

PERFORMANCE
   YEARS      RETURNS
-----------   -------
2002           1.19%
2003           0.51%
2004           0.66%
2005           2.57%





       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2006: 3.24%



    BEST QUARTER       WORST QUARTER
-------------------   ---------------
       0.84%               0.09%
(December 31, 2005)   (June 30, 2004)



AVERAGE ANNUAL TOTAL RETURNS AS OF
DECEMBER 31, 2005                    1 Year   Since Inception (April 2, 2001)
----------------------------------   ------   -------------------------------
Prime Money Market Fund - Service
Shares                                2.57%                1.53%


You may call (800) 336-9970 to obtain a Fund's current 7-day yield.

                  WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

     The bar chart and the performance table below illustrate the risks and volatility of an investment in Service Class Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year. Of course, past performance does not necessarily indicate how the Fund will perform in the future.



           ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION

                               (PERFORMANCE GRAPH)

PERFORMANCE
   YEARS      RETURNS
-----------   -------
2002           1.04%
2003           0.44%
2004           0.61%
2005           2.46%





       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2006: 3.14%



    BEST QUARTER       WORST QUARTER
-------------------   ---------------
       0.81%               0.08%
(December 31, 2005)   (June 30, 2004)



AVERAGE ANNUAL TOTAL RETURNS AS OF
DECEMBER 31, 2005                    1 Year   Since Inception (April 2, 2001)
----------------------------------   ------   -------------------------------
U.S. Government Money Market Fund
- Service Shares                      2.46%                1.42%


You may call (800) 336-9970 to obtain a Fund's current 7-day yield.

FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold Service Class Shares of a Fund. No sales charges or other fees are paid directly from your investment.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):


                                                     U.S.Government
                                       Prime Money    Money Market
                                       Market Fund        Fund
                                       -----------   --------------
Management fees                          0.33%          0.37%
Distribution (Rule 12b-1) fees           0.10%(1)       0.10%(1)
Shareholder Service fees                 0.15%          0.15%
Other expenses                           0.11%          0.15%
                                         ----           ----
TOTAL ANNUAL FUND OPERATING EXPENSES     0.69%          0.77%


(1) While the Distribution (Rule 12b-1) Plan provides for payments of up to 0.25% of each Fund's average net assets, the Board of Trustees has authorized annual payments of up to 0.10% of each Fund's average net assets.

EXAMPLE

     This Example is intended to help you compare the cost of investing in Service Class Shares of each Fund with the cost of investing in other mutual funds. The Examples below show what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

          -    you reinvested all dividends;

          -    the average annual return was 5%;

          - the Fund's total operating expenses are charged and remain the same over the time periods; and

          - you redeemed all of your investment at the end of each time period.

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


SERVICE SHARES                      1 Year   3 Years   5 Years   10 Years
--------------                      ------   -------   -------   --------
Prime Money Market Fund               $70      $221      $384      $859
U.S. Government Money Market Fund     $79      $246      $428      $954


     The above example of Service Class Shares is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future.

INVESTMENT OBJECTIVE

     The WILMINGTON PRIME MONEY MARKET FUND and the WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND each seeks a high level of current income consistent with the preservation of capital and liquidity.

     The investment objective for each Fund may not be changed without shareholder approval. Each Fund is a money market fund and intends to maintain a stable $1.00 share price, although this may not be possible under certain circumstances. There can be no guarantee that any Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

     The WILMINGTON PRIME MONEY MARKET FUND invests in:

          - U.S. dollar-denominated obligations of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and wholly-owned banking subsidiaries of foreign banks;

          - commercial paper rated, at the time of purchase, in the highest category of short-term debt ratings of any two nationally recognized statistical rating organizations ("NRSRO") such as S&P, Moody's and Fitch IBCA;

          - corporate obligations having a remaining maturity of 397 calendar days or less, issued by corporations having outstanding comparable obligations that are (a) rated in the two highest categories of any two NRSROs or (b) rated no lower than the two highest long-term debt ratings categories by any NRSRO;


          -    U.S. Government obligations (as described below);


          -    high quality municipal securities; and

          - repurchase agreements that are fully collateralized by U.S. Government obligations.


     The WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND invests at least 80% of its total assets in:


          -    U.S. Government obligations; and

          - repurchase agreements that are fully collateralized by such obligations.

     U.S. Government obligations are debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government obligations include securities issued by government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which are not issued, insured or guaranteed by the U.S. Treasury or the U.S. Government. Instruments issued by such government-sponsored entities are supported only by the credit of the issuing entity. If an issuer that is not insured or guaranteed by the U.S. Treasury or U.S. Government fails to meet its commitments, the Fund would not be able to assert a claim against the United States.

     High quality securities include those that (1) are rated in one of the two highest short-term rating categories by two NRSROs (or by one NRSRO if only one NRSRO has issued a rating), or (2), if unrated, are issued by an issuer with comparable outstanding debt that is rated or are otherwise unrated and determined by the investment adviser to be of comparable quality.


     Each Fund also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in the Funds' Statement of Additional Information ("SAI"), available on the Funds' website at http://www.wilmingtonfunds.com.

ADDITIONAL RISK INFORMATION

     The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds'
SAI:

          - CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

          - FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

          - GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.

          - INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield paid by a Fund will vary with changes in interest rates.

          - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

          - PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

FINANCIAL HIGHLIGHTS


     The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Service Class Share of a Fund. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions). Financial highlights have been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the Annual Report, which is available without charge on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970.


PRIME MONEY MARKET FUND - SERVICE SHARES


                                                       For the Fiscal Years Ended June 30
                                         ----------------------------------------------------------------
                                            2006         2005         2004           2003         2002
                                         ----------   ----------   ----------     ----------   ----------
NET ASSET VALUE - BEGINNING OF YEAR ..   $     1.00   $     1.00   $     1.00     $     1.00   $     1.00
                                         ----------   ----------   ----------     ----------   ----------
INVESTMENT OPERATIONS:
   Net investment income .............         0.04         0.01           --(1)        0.01         0.02
                                         ----------   ----------   ----------     ----------   ----------
DISTRIBUTIONS:
   From net investment income ........        (0.04)       (0.01)          --(1)       (0.01)       (0.02)
   From net realized gain ............           --           --           --             --           --(1)
                                         ----------   ----------   ----------     ----------   ----------
      Total distributions ............        (0.04)       (0.01)          --          (0.01)       (0.02)
                                         ----------   ----------   ----------     ----------   ----------
NET ASSET VALUE - END OF YEAR ........   $     1.00   $     1.00   $     1.00     $     1.00   $     1.00
                                         ==========   ==========   ==========     ==========   ==========
TOTAL RETURN .........................         3.63%        1.48%        0.39%          0.87%        1.95%
RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(2)
   Expenses ..........................         0.69%        0.74%        0.73%        0.72%        0.72%
   Net investment income .............         3.61%        1.48%        0.39%        0.86%        1.91%
Net assets at the end of year (000
   omitted) ..........................   $2,664,251   $2,201,829   $2,001,681   $2,354,190   $2,358,034


----------
(1)  Less than $0.01 per share.


(2) For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - Prime Money Market Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

U.S. GOVERNMENT MONEY MARKET FUND - SERVICE SHARES


                                                     For the Fiscal Years Ended June 30
                                         -------------------------------------------------------
                                           2006       2005       2004          2003       2002
                                         --------   --------   --------      --------   --------
NET ASSET VALUE - BEGINNING OF YEAR ..   $   1.00   $   1.00   $   1.00      $   1.00   $   1.00
                                         --------   --------   --------      --------   --------
INVESTMENT OPERATIONS:
Net investment income ................       0.03       0.01         --(1)       0.01       0.02
                                         --------   --------   --------      --------   --------
DISTRIBUTIONS:
From net investment income ...........      (0.03)     (0.01)        --(1)      (0.01)     (0.02)
From net realized gain ...............         --         --         --            --         --(1)
                                         --------   --------   --------      --------   --------
Total distributions ..................      (0.03)     (0.01)        --         (0.01)     (0.02)
                                         --------   --------   --------      --------   --------
NET ASSET VALUE - END OF YEAR ........   $   1.00   $   1.00   $   1.00      $   1.00   $   1.00
                                         ========   ========   ========      ========   ========
TOTAL RETURN .........................       3.49%      1.41%      0.33%         0.75%      1.79%
RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(2)
   Expenses ..........................       0.77%      0.79%      0.78%      0.77%      0.78%
   Net investment income .............       3.45%      1.39%      0.33%      0.76%      1.78%
Net assets at the end of year (000
   omitted) ..........................   $875,906   $741,514   $832,314   $929,538   $974,914


----------
(1)  Less than $0.01 per share.


(2) For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - U.S. Government Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

                             MANAGEMENT OF THE FUNDS

     The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

INVESTMENT ADVISER


     Rodney Square Management Corporation ("RSMC"), the Funds' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of each Fund in accordance with its investment objective, policies and limitations. RSMC provides its services exclusively to investment companies sponsored by it or its affiliates. As of September 30, 2006, RSMC had approximately $6.15 billion in assets under management.



     For the fiscal year ended June 30, 2006, RSMC received the following advisory fees as a percentage of each Fund's average daily net assets:



Prime Money Market Fund              0.33%
U. S. Government Money Market Fund   0.37%


     WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee. The fee shall be payable monthly as soon as practicable after the last day of each month.

SERVICE PROVIDERS

The chart below provides information on the primary service providers.

Asset                                   Shareholder
Management                              Services

          INVESTMENT ADVISER                         TRANSFER AGENT
          AND ADMINISTRATOR
                                                        PFPC Inc.
    Rodney Square Management Corp.                   760 Moore Road
       1100 North Market Street                 King of Prussia, PA 19406
         Wilmington, DE 19890
                                               Handles certain shareholder
    Manages the Funds' investment                  services, including
     activities and oversees Fund             recordkeeping and statements,
   administration and other service           payment of distributions and
             providers.                        processing of buy and sell
                                                        requests.

                                 WT MUTUAL FUND

                          WILMINGTON PRIME MONEY MARKET
                                      FUND
                        WILMINGTON U.S. GOVERNMENT MONEY
                                   MARKET FUND

Fund                                    Fund Asset
Operations                              Safe Keeping

        SUB-ADMINISTRATOR AND                           CUSTODIAN
           ACCOUNTING AGENT
                                                Wilmington Trust Company
              PFPC Inc.                         1100 North Market Street
         301 Bellevue Parkway                     Wilmington, DE 19890
         Wilmington, DE 19809
                                                Holds the Funds' assets,
 Provides facilities, equipment and           settles all portfolio trades
        personnel to carry out                  and collects most of the
 administrative services related to            valuation data required for
    the Funds and calculates each            calculating each Fund's NAV per
    Fund's NAV and distributions.                        share.

                      Distribution

                                   DISTRIBUTOR

                      Professional Funds Distributor, LLC.
                                 760 Moore Road
                            King of Prussia, PA 19406

                         Distributes the Funds' shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

     The price of each Fund's shares is based on the Fund's net asset value ("NAV"). Each Fund uses its best effort to maintain its $1.00 constant share price and values its securities at amortized cost. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

     PFPC Inc. ("PFPC"), the Funds' sub-administrator and accounting agent, determines the NAV per share of the Prime Money Market Fund and U.S. Government Money Market Fund as of 2:00 p.m. and 5:00 p.m. Eastern time on each "business day" (i.e., a day that the New York Stock Exchange (the "Exchange") and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent.

PURCHASE OF SHARES

     Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Service Shares of each Fund is $1,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.


     You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Funds' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Funds. If you wish to purchase Fund shares through your account at Wilmington Trust or through a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.


     BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Money Market Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:

Regular Mail:                   Overnight Mail:
-------------                   ---------------
Wilmington Money Market Funds   Wilmington Money Market Funds
c/o PFPC Inc.                   c/o PFPC Inc.
P.O. Box 9828                   101 Sabin Street
Providence, RI 02940            Pawtucket, RI 02860-1427

     BY WIRE: You may purchase shares by wiring federal funds. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.


     ADDITIONAL INFORMATION REGARDING PURCHASES: Orders placed and payments which are received in or converted into federal funds by 2:00 p.m. Eastern time will be accepted at the price determined at 2:00 p.m. Eastern time. Orders placed and payments which are received or converted into federal funds after 2:00 p.m. and up to 5:00 p.m. will be accepted at the price determined at 5:00 p.m. In each case, shares purchased on or before 5:00 p.m. will receive the dividend declared on that business day. If your order is placed and payments are received in or converted into federal funds after 5:00 p.m. your shares will begin to accrue dividends on the following business day.


     Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

     It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

REDEMPTION OF SHARES

     You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. There is no fee when Fund shares are redeemed. It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions. Transmission of wires for redemption proceeds and eligibility with respect to dividends declared on the day of redemption are as follows (all times are Eastern time):

                                                     RECEIPT OF REDEMPTION REQUEST BY FUND
                                          -----------------------------------------------------------
                                             ON OR BEFORE       AFTER 2:00 P.M.
                                              2:00 P.M.       AND UP TO 5:00 P.M.    AFTER 5:00 P.M.
                                          -----------------   -------------------   -----------------
On What Day Will My Redemption Proceeds   Same Business Day    Next Business Day    Next Business Day
Normally Be Wired to My Account?

Will I Be Eligible to Receive the Day's           No                   No                  Yes
Dividend?


     If you purchased your shares through an account at Wilmington Trust or through a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.



     BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied with a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.



     Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:


Regular Mail:                   Overnight Mail:
-------------                   ---------------
Wilmington Money Market Funds   Wilmington Money Market Funds
c/o PFPC Inc.                   c/o PFPC Inc.
P.O. Box 9828                   101 Sabin Street
Providence, RI 02940            Pawtucket, RI 02860-1427

     BY TELEPHONE: If you prefer to redeem your shares by telephone, you may elect to do so. However, there are risks. The Funds have implemented certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

     ADDITIONAL INFORMATION REGARDING REDEMPTIONS: The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. Among the reasons for this are days where the Exchange may be closed, when an emergency exists that makes it difficult to execute portfolio transactions or by the order of the Securities and Exchange Commission for the protection of Fund shareholders. Other events could cause a delay as well.

     Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

     In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Fund shares.


     If the shares to be redeemed represent a recent investment made by a check, each Fund reserves the right not to send the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

     SMALL ACCOUNTS: If the value of your Fund account falls below $500, the Fund may ask you to increase your balance. If after 60 days the account value is still below $500, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $500 solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

FREQUENT PURCHASES AND REDEMPTIONS

     Money market funds such as the Funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although WT Mutual Fund (the "Trust") discourages excessive trading and other abusive trading practices, the Trust has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of the Funds' shares. The Trust also believes that money market funds, such as the Funds, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of the Funds' shares could increase the Funds' transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the Funds, which could detract from their performance. Accordingly, the Funds reserve the right to refuse any purchase or exchange request. Other Wilmington Funds that are not money market mutual funds have adopted policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds which may apply to exchanges from or into the Funds. If you plan to exchange your Fund shares for shares of another Wilmington Fund, please read the prospectus of that other fund for more information. Prospectuses of the other Wilmington Funds may be obtained, free of charge, on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970.

EXCHANGE OF SHARES

     You may exchange all or a portion of your shares in a Fund for Service Shares of the following funds ("Wilmington Funds"):

     Wilmington Prime Money Market Fund

     Wilmington U.S. Government Money Market Fund

     Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

     Exchange transactions will be subject to the minimum initial investment and other requirements of the Wilmington Fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $500 in a shareholder's account.

     Prospectuses for the other Wilmington Funds may be obtained on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.

DISTRIBUTIONS

     Distributions from the net investment income of each Fund are declared daily as a dividend and paid monthly to you. Any net capital gain realized by a Fund will be distributed annually.

     All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

     As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Funds' distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. Each Fund will notify you following the end of the calendar year of the amount of dividends paid that year. You will not recognize any gain or loss on the sale (redemption) or exchange of shares of a Fund so long as that Fund maintains a stable price of $1.00 a share.

     STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

     This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                      DISTRIBUTION AND SERVICE ARRANGEMENTS

     Professional Funds Distributor, LLC manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

DISTRIBUTION FEES

     The Service Shares of the Funds have a distribution plan under Rule 12b-1 that allow the Funds to pay a fee to the Distributor for the sale and distribution of Service Shares. Because these fees are paid out of the Funds' assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. While the distribution plan provides for a maximum distribution fee of 0.25% of each Fund's average daily net assets, the Trustees have authorized payments of up to 0.10% of each Fund's average daily net assets.

SHAREHOLDER SERVICE FEES

     The Board of Trustees has adopted a shareholder service plan authorizing each Fund to pay service providers an annual fee not exceeding 0.25% of a Fund's average daily net assets of the Service Shares to compensate service providers who maintain a service relationship. Currently, the Trustees have authorized payments of up to 0.15% of each Fund's average daily net assets. Service activities provided under this plan include: (a) establishing and maintaining shareholder accounts and records, (b) answering shareholder inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other related services requested by shareholders.

SHARE CLASSES

     The Funds issue Institutional Shares, Service Shares and W Shares. Each class of shares bears a pro-rata portion of a Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Service Shares are offered to investors who use a financial intermediary to process transactions and pay a Rule 12b-1 distribution fee and a shareholder service fee. Any investor may purchase Class W Shares which are subject to a shareholder service fee.

                              FOR MORE INFORMATION


     FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:


     ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on the Funds' portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of a Fund's policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

     Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

     WT Mutual Fund
     c/o PFPC Inc.
     101 Sabin Street
     Pawtucket, RI 02860-1427
     (800) 336-9970
     9:00 a.m. to 5:00 p.m., Eastern time


     The Funds' SAI, annual and semi-reports are accessible, free of charge, on the Funds' website at http://www.wilmingtonfunds.com. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.


     FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800) 336-9970.

            The investment company registration number is 811-08648.

                  WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND
                        WILMINGTON BROAD MARKET BOND FUND
                         WILMINGTON MUNICIPAL BOND FUND




                               OF WT MUTUAL FUND


                                    A SHARES



                        PROSPECTUS DATED NOVEMBER 1, 2006


This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

     Please note that these Funds:

          -    are not bank deposits

          - are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

          -    are not federally insured

          - are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other governmental agency

          -    are not guaranteed to achieve their goal(s)


A Shares of the Funds are offered with a front-end sales charge except for certain persons eligible to purchase A Shares at Net Asset Value. See "Sales Charge Reductions and Waivers."


These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


                                FUND DESCRIPTIONS

A look at the goals, strategies, risks, expenses and financial history of each Fund.
   Summary.................................................................    1
   Performance Information.................................................    3
   Fees and Expenses.......................................................    9
   Example.................................................................   10
   Investment Objective....................................................   11
   Principal Investment Strategies.........................................   11
   Fund Composition........................................................   11
   Additional Risk Information.............................................   13
   Financial Highlights....................................................   15

                             MANAGEMENT OF THE FUNDS

Details about the service providers.
   Investment Adviser......................................................   18
   Fund Managers...........................................................   18
   Service Providers.......................................................   20

                             SHAREHOLDER INFORMATION

Policies and instructions for opening, maintaining and closing an account in any of the Funds.
   Pricing of Shares.......................................................   21
   Purchase of Shares......................................................   21
   Redemption of Shares....................................................   24
   Exchange of Shares......................................................   27
   Distributions...........................................................   27
   Taxes...................................................................   28

                            DISTRIBUTION ARRANGEMENTS

Details on the Funds' distribution arrangements, Rule 12b-1 fees and share classes.
   Distribution Fees.......................................................   29
   Sub-Transfer Agency Fees................................................   29
   Additional Payments.....................................................   29
   Share Classes...........................................................   30

FOR MORE INFORMATION.......................................................   31

                  WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND
                        WILMINGTON BROAD MARKET BOND FUND
                         WILMINGTON MUNICIPAL BOND FUND





                                    A SHARES


                                FUND DESCRIPTIONS


SUMMARY

Investment Objective              -    The WILMINGTON SHORT/INTERMEDIATE-TERM
                                       BOND FUND and the WILMINGTON BROAD MARKET
                                       BOND FUND each seeks a high total return,
                                       consistent with high current income.

                                  - The WILMINGTON MUNICIPAL BOND FUND seeks a high level of income exempt from federal income tax, consistent with the preservation of capital.

Investment Focus                  -    Fixed income securities

Share Price Volatility            -    Moderate

Principal Investment Strategies   -    The WILMINGTON SHORT/INTERMEDIATE-TERM
                                       BOND FUND invests at least 85% of its
                                       total assets in various types of
                                       investment grade, fixed income
                                       securities.

                                  -    The WILMINGTON BROAD MARKET BOND FUND
                                       invests at least 80% of its total assets in various types of investment grade, fixed income securities. The Fund may invest up to 20% of its assets in high yield bonds and preferred stocks.

                                  -    The WILMINGTON MUNICIPAL BOND FUND
                                       invests at least 80% of its net assets in municipal securities that provide interest exempt from Federal income tax.

                                  -    The investment adviser purchases
                                       securities based on their yield or
                                       potential capital appreciation, or both.
                                       The investment adviser may sell
                                       securities in anticipation of market
                                       declines, credit downgrades, or to
                                       purchase alternative fixed income
                                       investments that the investment adviser
                                       believes may perform better.

Principal Risks                   -    The Funds are subject to the risks
                                       summarized below which are further
                                       described under "Additional Risk
                                       Information."

                                  - An investment in a Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency.

                                  - It is possible to lose money by investing in a Fund.

                                  - The fixed income securities in which the Funds invest are subject to credit risk, prepayment risk, market risk, liquidity risk and interest rate risk. Typically, when interest rates rise, the market prices of fixed income securities go down. Securities issued by government-sponsored entities are not insured or guaranteed by the U.S.
                                       Government.

                                  -    Non-investment grade, fixed income
                                       securities involve greater risk of
                                       default or price changes than investment grade, fixed income securities due to the lower credit quality of the issuer. The value of lower-quality, fixed income securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to sell.

                                  - The performance of a Fund will depend on whether or not the investment adviser is successful in pursuing its investment strategy.

Investor Profile                  -    Investors who want income from their
                                       investments without the volatility of an
                                       equity portfolio.

PERFORMANCE INFORMATION

                  WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND


     The bar chart and the performance table below illustrate the risks and volatility of an investment in A Shares of the Fund for the past two calendar years and by showing how the average annual total returns for one year and since inception, before and after taxes, compare with those of its benchmark index, the Lehman Intermediate Government/Credit Index, and the Merrill Lynch 1-10 Year U.S. Treasury Index, both broad measures of market performance. A Shares of the Fund are subject to a maximum front-end sales charge of 2.00%, which is not reflected in the bar chart; if the front-end sales charge were reflected, returns would be less than those shown. Total return would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


           ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION

                               (PERFORMANCE GRAPH)

PERFORMANCE
   YEARS      RETURNS
-----------   -------
2004            2.96%
2005            1.15%

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2006: 2.67%

    BEST QUARTER          WORST QUARTER
____________________    _________________
      2.43%                  -1.99%
(September 30, 2004)     (June 30, 2004)

SHORT/INTERMEDIATE-TERM BOND FUND - A SHARES
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005(1)


                                                                       Since Inception
                                                             1 Year   (October 7, 2003)
                                                             ------   -----------------
Return Before Taxes                                          -0.90%         0.70%
Return After Taxes on Distributions(2)                       -2.17%        -0.82%
Return After Taxes on Distributions and Sales of Shares(2)   -0.54%        -0.23%
Lehman Intermediate  Government/Credit Index (reflects no
   deduction for fees, expenses or taxes)(3)                  1.58%         2.16%
Merrill Lynch 1-10 Year U.S. Treasury Index (reflects no
   deduction for fees, expenses or taxes)(4)                  1.58%         1.84%


----------

(1) Average annual total returns for A Shares of the Fund reflect the imposition of the maximum front-end sales charge of 2.00%.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) The Lehman Intermediate Government/Credit Index is an unmanaged index of fixed rate U.S. Treasury Bonds and Notes, U.S. Government Agency obligations and investment grade corporate debt obligations with maturities between 1 and 10 years.

(4) The Merrill Lynch 1-10 Year U.S. Treasury Index is an unmanaged index of fixed rate coupon bearing U.S. Treasury securities with a maturity range of 1 to 10 years.

                        WILMINGTON BROAD MARKET BOND FUND


     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing the Fund's average annual total returns for one year, five years and ten years, before and after taxes, compared with those of its benchmark index, the Lehman Government/Credit Index, and the Merrill Lynch U.S. Treasury Master Index, both broad measures of market performance. The performance shown in the bar chart and performance table are for the Institutional Shares of the Fund, which are offered in a separate prospectus. However, A Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses.



     A Shares are subject to a maximum front-end sales charge of 2.00% and a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares. Had such fees been deducted for A Shares, the returns would be less. Total return would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.



               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS


                               (PERFORMANCE GRAPH)


PERFORMANCE
   YEARS      RETURNS
-----------   -------
1996            1.73%
1997            9.06%
1998            8.73%
1999           -2.19%
2000           11.91%
2001            7.94%
2002            9.67%
2003            4.16%
2004            3.74%
2005            2.07%



       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2006: 2.91%



    BEST QUARTER        WORST QUARTER
    ____________        _____________
        5.77%               -3.09%
(September 30, 2002)   (June 30, 2004)

BROAD MARKET BOND FUND-INSTITUTIONAL SHARES(1)
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005



                                                                                     Since
                                                              1 Year   5 Years   June 29, 1998   10 Years(2)
                                                              ------   -------   -------------   -----------
Return Before Taxes                                            2.07%    5.48%        5.52%         5.60%(3)
Return After Taxes on Distributions (4)                        0.41%    3.51%        3.36%          N/A
Return After Taxes on Distributions and Sales of Shares (4)    1.55%    3.56%        3.42%          N/A
Lehman Government/Credit Index (reflects no deduction
   for fees, expenses or taxes)(5)                             2.37%    6.10%         N/A          6.17%
Merrill Lynch U.S. Treasury Master Index (reflects no
   deduction for fees, expenses or taxes)(6)                   2.81%    5.32%         N/A          5.90%



----------
(1) A Shares are subject to a maximum front-end sales charge of 2.00% and a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares. Had such fees been deducted for A Shares, the returns would be less than those shown.



(2) For periods prior to June 29, 1998, the Fund's predecessor, the Bond Fund, operated as a collective investment fund. As a collective investment fund, the Bond Fund was treated differently than the Fund for federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.



(3) This performance information reflects the performance of the Fund and its predecessor, the Bond Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Fund.



(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



(5) The Lehman Government/Credit Index is an unmanaged index of fixed-rate U.S. Treasury Bonds and Notes, U.S. Government Agency obligations and investment grade corporate debt obligations with maturities of 1 year or greater.



(6) The Merrill Lynch U.S. Treasury Master Index is an unmanaged index of fixed-rate coupon bearing U.S. Treasury securities with a maturity range of 1 to 30 years.

                         WILMINGTON MUNICIPAL BOND FUND


     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing the Fund's average annual total returns for one year, five years and ten years, before and after taxes, compared with those of its benchmark index, the Lehman Short/Intermediate Municipal Index, and the Lehman Quality Intermediate Municipal Index, both broad measures of market performance. The performance shown in the bar chart and performance table are for the Institutional Shares of the Fund, which are offered in a separate prospectus. However, A Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses.



     A Shares are subject to a maximum front-end sales charge of 2.00% and a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares. Had such fees been deducted for A Shares, the returns would be less. Total returns would have been lower had certain fees and expenses not been voluntarily waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.



               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS


                               (PERFORMANCE GRAPH)


PERFORMANCE
   YEARS      RETURNS
-----------   -------
1996            3.51%
1997            7.18%
1998            5.24%
1999           -0.64%
2000            8.47%
2001            4.38%
2002            7.92%
2003            3.45%
2004            2.22%
2005            1.53%



       CALENDAR YEAR-TO DATE TOTAL RETURN AS OF SEPTEMBER 30, 2006: 2.94%



   BEST QUARTER       WORST QUARTER
   ------------       -------------
       3.93%              -2.06%
September 30, 2002   (June 30, 2004)



MUNICIPAL BOND FUND - INSTITUTIONAL SHARES(1)
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005



                                                              1 Year   5 Years   10 Years
                                                              ------   -------   --------
Return Before Taxes                                            1.53%    3.88%      4.29%
Return After Taxes on Distributions (2)                        1.53%    3.84%      4.25%
Return After Taxes on Distributions and Sales of Shares (1)    2.04%    3.79%      4.22%
Lehman Short/Intermediate Municipal Index (reflects
   no reduction for fees, expenses or taxes) (3)               1.45%    4.43%      4.74%

(1) A Shares are subject to a maximum front-end sales charge of 2.00% and a distribution fee equal to 0.215% of the average daily net assets of the Fund's A Shares. Had such fees been deducted for A Shares, the returns would be less than those shown.



(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



(3) The Lehman Short/Intermediate Municipal Index is an unmanaged index that tracks performance of municipal bonds issued after June 30, 1993 with remaining maturities of between 1 and 10 years and at least $7 million in outstanding principal. The Fund has determined to compare its performance to the Lehman Short/Intermediate Municipal Index based on its investment adviser's belief that this index represents a more appropriate index for comparison in light of the Index's constituent securities and construction methodology, and the Fund's investment strategy and holdings characteristics.

FEES AND EXPENSES


     The table below describes the fees and expenses that you may pay if you buy and hold A Shares of a Fund.



SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):



                                                       A Shares
                                                       --------
Maximum sales charge (load) imposed on purchases (as
   a percentage of offering price) (1)                   2.00%
Maximum deferred sales charge                            None
Maximum sales charge imposed on reinvested dividends
   (and other distributions)                             None
Redemption fee(2)                                        1.00%
Exchange fee(2)                                          1.00%



(1) Lower front-end sales charges for A Shares may be available with the purchase of $100,000 or more. See "Front-End Sales Charge" for additional information.



(2) A Shares are subject to a 1.00% fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):


                                       Short/Intermediate   Broad Market   Municipal
A SHARES                                 -Term Bond Fund      Bond Fund    Bond Fund
--------                               ------------------   ------------   ---------
Management fees                             0.35%             0.35%         0.35%
Distribution (Rule 12b-1) fees              0.25%             0.25%         0.25%
Other expenses                              0.30%             0.39%         0.35%
TOTAL ANNUAL FUND OPERATING EXPENSES        0.90%             0.99%         0.95%
Waivers/reimbursements                      0.01%(1)          0.02%(1)      0.01%(1)
NET EXPENSES                                0.89%(1)          0.97%(1)      0.94%(1)



----------
(1) The sub-administrator and accounting agent has a contractual obligation through September 2008 to waive certain flat rate fees associated with a Fund with average daily net assets below $75 million.

EXAMPLE


     This Example is intended to help you compare the cost of investing in A Shares of each Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:


     -    you reinvested all dividends and other distributions;

     -    the average annual return was 5%;

     - the Fund's total operating expenses (reflecting applicable contractual waivers or reimbursements) are charged and remain the same over the time periods; and

     -    you redeemed all of your investment at the end of each time period.

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


A SHARES                               1 Year   3 Years   5 Years   10 Years
--------                               ------   -------   -------   --------
Short/Intermediate-Term Bond Fund...    $289      $479      $687     $1,284
Broad Market Bond Fund..............    $297      $505      $732     $1,385
Municipal Bond Fund.................    $294      $495      $713     $1,341


     The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

INVESTMENT OBJECTIVE


     The WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND and the WILMINGTON BROAD MARKET BOND FUND each seeks a high total return, consistent with high current income. The WILMINGTON MUNICIPAL BOND FUND seeks a high level of income exempt from Federal income tax, consistent with the preservation of capital. The investment objective may not be changed without shareholder approval.


     There is no guarantee that any Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

     The WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND will normally invest at least 85% of its assets in various types of investment grade, fixed income securities. The Fund may invest up to 10% of its assets in investment grade, fixed income securities of foreign issuers. As a fundamental policy, the Fund will maintain a short-to-intermediate average dollar-weighted duration (2 1/2 to 4 years).

     The WILMINGTON BROAD MARKET BOND FUND will normally invest at least 80% of its assets in various types of investment grade, fixed income securities. The Fund may invest up to 20% of its assets in high yield bonds and preferred stocks, and up to 10% of its assets in investment grade, fixed income securities of foreign issuers. As a fundamental policy, the Fund will maintain an intermediate average dollar-weighted duration (4 to 7 years).

     The WILMINGTON MUNICIPAL BOND FUND has a fundamental policy to invest substantially all (at least 80%) of its assets in a diversified portfolio of municipal securities that provide interest that is exempt from Federal income tax. The Fund may invest up to 20% of its assets in other types of fixed income securities that provide income that is subject to Federal tax. As a fundamental policy, the Fund will maintain an intermediate average dollar-weighted duration (4 to 8 years).

     The Municipal Bond Fund may not invest more than 25% of its assets in any one industry. Governmental issuers of municipal securities are not considered part of any industry. This 25% limitation applies to municipal securities backed by the assets and revenues of non-governmental users, such as private operators of educational, hospital or housing facilities. However, the investment adviser may decide that the yields available from concentrating in obligations of a particular market sector or political subdivision justify the risk that the performance of the Municipal Bond Fund may be adversely affected by such concentration. Under such market conditions, the Municipal Bond Fund may invest more than 25% of its assets in sectors of the municipal securities market, such as health care or housing, or in securities relating to one political subdivision, such as a given state or U.S. territory.

     Under these conditions, the Municipal Bond Fund's vulnerability to any special risks that affect that sector or jurisdiction could have an adverse impact on the value of an investment in the Fund. There are no limitations on the Municipal Bond Fund's investment in any one of the three general categories of municipal obligations: general obligation bonds, revenue (or special) obligation bonds and private activity bonds.




FUND COMPOSITION

     The composition of each Fund's holdings varies, depending upon the investment adviser's analysis of the fixed income and municipal securities market and the expected trends in those markets. The securities purchased by the Fund may be purchased based upon their yield (the income earned by the security) or their potential capital appreciation (the potential increase in the security's value) or both. The investment adviser seeks to protect the Fund's principal value by reducing fluctuations in value relative to those that may be experienced by fixed income funds with a longer average duration. This strategy may reduce the level of income attained by a Fund. There is no guarantee that principal value can be protected during periods of extreme interest rate volatility.


     Except for the Broad Market Bond Fund, the Funds invest only in securities that are rated, at the time of purchase, in the top four categories by a rating agency such as Moody's Investors Service, Inc. or Standard & Poor's Corporation. If the securities are not rated, then the investment adviser must determine that they are of comparable quality. The Broad Market Bond Fund may invest up to 20% of its assets in high yield bonds and preferred stocks.


     The table below shows each Fund's principal investments. These are the types of securities that the investment adviser believes will likely help a Fund achieve its investment objective.


                                               Short/Intermediate-Term   Broad Market   Municipal
                                                         Bond                Bond          Bond
                                               -----------------------   ------------   ---------
Asset-Backed Securities                                  [X]                  [X]
Bank Obligations                                         [X]                  [X]
Corporate Bonds, Notes and Commercial Paper              [X]                  [X]
High Yield Bonds(1)                                                           [X]
Mortgage-Backed Securities                               [X]                  [X]
Municipal Securities                                     [X]                  [X]          [X]
Obligations Issued By Supranational Agencies             [X]                  [X]
Preferred Stock(2)                                                            [X]
U.S. Government Obligations(3)                           [X]                  [X]


----------
(1) High yield bonds are corporate debt securities that are rated, at the time of purchase, below the top four categories by Moody's Investor Service, Inc. (currently a rating of "Ba1" or lower) or by Standard and Poor's Corporation (currently a rating of "BB+" or lower).

(2) Preferred stocks are equity securities that pay dividends at a specified rate, and have priority over common stocks with respect to proceeds from the liquidation of a corporation's assets, but are subordinate to the claims of all creditors, including a corporation's bondholders. Preferred stocks may have a conversion feature which can tend to make the market value of a preferred stock move with the market value of the underlying common stock.

(3) U.S. Government obligations include securities issued by government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which are not issued, insured or guaranteed by the U.S. Treasury or the U.S. Government. Instruments issued by such government-sponsored entities are supported only by the credit of the issuing entity. If an issuer that is not insured or guaranteed by the U.S. Treasury or U.S. Government fails to meet its commitments, a Fund would not be able to assert a claim against the United States.

     Each Fund also may use other strategies and engage in other investment practices, which are described in the Funds' Statement of Additional Information ("SAI") available on the Funds' website at http://www.wilmingtonfunds.com. The investments and strategies listed above and described throughout this prospectus are those that the investment adviser will use under normal market conditions.

ADDITIONAL RISK INFORMATION

     The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds'
SAI:

     CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

     FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

     GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.


     HIGH YIELD BOND RISKS: High yield bonds are subject to the following risks normally associated with investing in fixed income securities: credit risk, interest rate risk, leverage risk, liquidity risk, and prepayment risk. However, high yield bonds (also known as junk bonds) are generally considered more risky than investment grade, fixed income securities. The total return and yield of high yield bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. High yield bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in high yield bonds involves greater investment risk and is highly dependent on the investment adviser's credit analysis and market analysis. A real or perceived economic downturn or higher interest rates could cause a decline in junk bond prices by lessening the ability of bond issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than investment grade bonds. Because objective pricing data may be less readily available, judgment may play a greater role in the valuation process. In addition, the entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology.


     INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values. The yield earned by a Fund will vary with changes in interest rates.

     LEVERAGE RISK: The risk associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into larger changes in value.

     LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

     MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

     OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

     PREFERRED STOCK: The value of a preferred stock is affected by interest rates, the credit quality of the issuing corporation and any call provisions. There is also the risk that the corporation issuing the preferred stock will not make the expected dividend payments.

     PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

     VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

FINANCIAL HIGHLIGHTS


     The financial highlights tables are intended to help you understand each Fund's financial performance since its inception. Certain information reflects financial results for a single Class A Share of a Fund. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). Financial highlights have been audited by Ernst & Young, LLP, whose report, along with each Fund's financial statements, is included in the Annual Report, which is available without charge on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970.



SHORT/INTERMEDIATE-TERM BOND FUND - A SHARES(1)



                                                                          For the             For the Period
                                                                Fiscal Years Ended June 30      October 7,
                                                                --------------------------   2003(2) through
                                                                      2006      2005          June 30, 2004
                                                                     ------    ------        ---------------
NET ASSET VALUE - BEGINNING OF PERIOD .......................        $10.13    $10.08           $10.59
                                                                     ------    ------           ------
INVESTMENT OPERATIONS:
   Net investment income ....................................          0.38      0.34             0.25
   Net realized and unrealized gain (loss) on investments ...         (0.44)     0.08            (0.29)
                                                                     ------    ------           ------
      Total from investment operations ......................         (0.06)     0.42            (0.04)
                                                                     ------    ------           ------
DISTRIBUTIONS:
   From net investment income ...............................         (0.38)    (0.34)           (0.25)
   From net realized gains ..................................         (0.02)    (0.03)           (0.22)
                                                                     ------    ------           ------
      Total distributions ...................................         (0.40)    (0.37)           (0.47)
                                                                     ------    ------           ------
NET ASSET VALUE - END OF PERIOD .............................        $ 9.67    $10.13           $10.08
                                                                     ------    ------           ------
TOTAL Return(3) .............................................         (0.56)%    4.26%           (0.36)%**
                                                                     ======    ======           ======
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(4):
   Expenses:
      Including expense limitations .........................          0.89%     0.91%            0.86%*
      Excluding expense limitations .........................          0.90%     6.46%            5.36%*
   Net investment income ....................................          3.80%     3.36%            3.32%*
Portfolio turnover rate .....................................            35%       33%              27%(5)
Net assets at end of period (000 omitted) ...................        $  164    $  247           $  223


----------
*    Annualized.

**   Not annualized.


(1)  Formerly, Investor Shares.



(2)  Commencement of operations.



(3) Total return does not reflect the impact of the maximum front-end sales load of 2.00%. If reflected, the return would be lower.



(4) For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I-Short/Intermediate Bond Series (the "Series"), and the portfolio turnover rate reflects investment activity of the Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.



(5) Represents the portfolio turnover rate for the Fund for the period ended June 30, 2004.

BROAD MARKET BOND FUND - A SHARES(1)



                                                               For the Period
                                                            December 20, 2005(2)
                                                                   through
                                                                June 30, 2006
                                                            --------------------
NET ASSET VALUE - BEGINNING OF PERIOD ...................        $ 9.67
                                                                 ------
INVESTMENT OPERATIONS:
   Net investment income ................................          0.21
   Net realized and unrealized loss on investments ......         (0.26)
                                                                 ------
      Total from investment operations ..................         (0.05)
                                                                 ------
DISTRIBUTIONS:
   From net investment income ...........................         (0.21)
                                                                 ------
      Total distributions ...............................         (0.21)
                                                                 ------
NET ASSET VALUE - END OF PERIOD .........................        $ 9.41
                                                                 ======
TOTAL RETURN(3) .........................................         (0.55)%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations .....................          0.97%*
      Excluding expense limitations .....................          0.99%*
   Net investment income ................................          4.12%*
Portfolio turnover rate .................................            31%(4)
Net assets at the end of period (000 omitted) ...........        $   10


----------
*    Annualized.

**   Not annualized.


(1)  Formerly, Investor Shares.



(2)  Commencement of operations.



(3) Total return does not reflect the impact of the maximum front-end sales load of 2.00%. If reflected, the return would be lower.



(4) Represents the portfolio turnover rate for the Fund for the period ended June 30, 2006.

MUNICIPAL BOND FUND - A SHARES(1)



                                                               For the Period
                                                            December 20, 2005(2)
                                                                   through
                                                                June 30, 2006
                                                            --------------------
NET ASSET VALUE - BEGINNING OF PERIOD ...................        $12.82
                                                                 ------
INVESTMENT OPERATIONS:
   Net investment income ................................          0.20
   Net realized and unrealized loss on investments ......         (0.16)
                                                                 ------
      Total from investment operations ..................          0.04
                                                                 ------
DISTRIBUTIONS:
   From net investment income ...........................         (0.20)
                                                                 ------
      Total distributions ...............................         (0.20)
                                                                 ------
NET ASSET VALUE - END OF PERIOD .........................        $12.66
                                                                 ======
TOTAL RETURN(3) .........................................          0.29%**

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations .....................          0.94%*
      Excluding expense limitations .....................          0.95%*
   Net investment income ................................          2.94%*
Portfolio turnover rate .................................            45%(4)
Net assets at the end of period (000 omitted) ...........        $   10



----------
*    Annualized



**   Not annualized



(1)  Formerly, Investor Shares.



(2)  Commencement of operations.



(3) Total return does not reflect the impact of the maximum front-end sales load of 2.00%. If reflected, the return would be lower.



(4) Represents the portfolio turnover rate for the Fund for the period ended June 30, 2006.

                             MANAGEMENT OF THE FUNDS

     The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

INVESTMENT ADVISER


     Rodney Square Management Corporation ("RSMC"), the Funds' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Atlanta, Georgia 30326, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of each Fund in accordance with its investment objective, policies and limitations. RSMC provides its services exclusively to investment companies sponsored by it or its affiliates. As of September 30, 2006, RSMC had approximately $6.15 billion in assets under management.


     For the fiscal year ended June 30, 2006, RSMC received the following advisory fees as a percentage of each Fund's average daily net assets:


Short/Intermediate Term Bond Fund   0.35%
Broad Market Bond Fund              0.35%
Municipal Bond Fund                 0.35%


     WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee. The fee shall be payable monthly as soon as practicable after the last day of each month.

FUND MANAGERS





     CLAYTON M. ALBRIGHT, III, Vice President of RSMC and WTIM, is a member of the investment team primarily responsible for the day-to-day management of the Short/Intermediate-Term Bond and Broad Market Bond Funds. Mr. Albright has been affiliated with Wilmington Trust Corporation since 1976 and with RSMC since 1987. Since 1987, he has specialized in the management of intermediate and long-term fixed income funds.



     DOMINICK J. D'ERAMO, CFA, Vice President of RSMC and WTIM, is a member of the investment team primarily responsible for the day-to-day management of the Short/Intermediate-Term Bond and Broad Market Bond Funds. Mr. D'Eramo has been affiliated with Wilmington Trust Corporation since 1986 and with RSMC since 1987 as a Fixed Income Trader. He was promoted to a Portfolio Manager in 1990.


     LISA MORE, Vice President of RSMC and WTIM, is a member of the investment team primarily responsible for the day-to-day management of the Municipal Bond Fund. Ms. More has been affiliated with Wilmington Trust Corporation since 1988 and with RSMC since 1990. Since 1990, she has specialized in the management of municipal income funds.

     SCOTT EDMONDS, Vice President of RSMC and WTIM, is a member of the investment team primarily responsible for the day-to-day management of the Municipal Bond Fund. Mr. Edmonds has been affiliated with Wilmington Trust Corporation and RSMC since 1989 as an Assistant Portfolio Manager. He was promoted to a Portfolio Manager in 1991.

     The Funds' SAI provides additional information about the Fund managers' compensation, other accounts managed by the Fund managers and the Fund managers' ownership in securities in the Funds.

SERVICE PROVIDERS

The chart below provides information on the primary service providers.

Asset Management                        Shareholder Services

        INVESTMENT ADVISER AND                      TRANSFER AGENT
            ADMINISTRATOR                              PFPC Inc.
    Rodney Square Management Corp.                  760 Moore Road
       1100 North Market Street                King of Prussia, PA 19406
         Wilmington, DE 19890

    Manages the Funds' investment        Handles certain shareholder services,
     activities and oversees Fund       including recordkeeping and statements,
   administration and other service     payment of distribution and processing
              providers.                       of buy and sell requests.

                                 WT MUTUAL FUND

                  WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND

                        WILMINGTON BROAD MARKET BOND FUND

                         WILMINGTON MUNICIPAL BOND FUND




Fund Operations                         Fund Asset Safe Keeping

        SUB-ADMINISTRATOR AND                          CUSTODIAN
           ACCOUNTING AGENT                    Wilmington Trust Company
              PFPC Inc.                        1100 North Market Street
         301 Bellevue Parkway                    Wilmington, DE 19890
         Wilmington, DE 19809

  Provides facilities, equipment and     Holds the Funds' assets, settles all
personnel to carry out administrative    portfolio trades and collects most of
  services related to the Funds and         the valuation data required for
    calculates each Fund's NAV and      calculating each Fund's NAV per share.
            distributions.

                         Distribution

                                   DISTRIBUTOR
                         Professional Funds Distributor,
                                      LLC.
                                 760 Moore Road
                            King of Prussia, PA 19406

                         Distributes the Funds' shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

     The price of each Fund's shares is based on its net asset value ("NAV"). The Funds value their assets based on current market values when such values are available. Prices for fixed income securities normally are supplied by an independent pricing service. Fixed income securities maturing within 60 days of the valuation date are valued at amortized cost. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds' sub-administrator and accounting agent, PFPC Inc. ("PFPC"), determines the daily NAV per share.

     Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The Funds' policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to a Fund's procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

     PFPC determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time) on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

PURCHASE OF SHARES


     A Shares are offered on a continuous basis and are sold with a front-end sales charge. The minimum initial investment in A Shares is $1,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount.


FRONT-END SALES CHARGE


     In order to purchase A Shares, you will incur a front-end sales charge at the time of purchase (a "sales charge") based on the dollar amount of your purchase. The maximum initial sales charge is 2.00% of the offering price, which is reduced for purchases of $100,000 or more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reductions and Waivers". To obtain a breakpoint discount, you should inform the Fund (or your financial intermediary) at the time of purchase of the existence of all circumstances. Please provide the Fund (or your financial intermediary) with Fund account statements and the following information verifying your eligibility for a breakpoint discount:

     - Information or records regarding Fund shares held in all your accounts (e.g., retirement accounts) at your financial intermediary(ies); and

     - Information or records regarding Fund shares held at any financial intermediary by persons related to you, such as members of your family or household.


     The offering price for each Class A Share is the NAV plus the front-end sales charge. When you purchase A Shares in a Fund, the Fund will deduct the appropriate front-end sales charge and invest the remainder in A Shares of the Fund.



     A Shares are subject to an ongoing distribution (Rule 12b-1) fee of 0.25% of each Fund's average daily net assets attributable to A Shares. A Shares will not be subject to any contingent deferred sales charge ("CDSC" or "back-end sales charge") when they are redeemed. The sales charge is paid directly to the selling broker-dealer.


                          As a Percentage of   As a Percentage of
YOUR INVESTMENT             Offering Price       Your Investment
---------------           ------------------   ------------------
$1,000 up to $100,000            2.00%                  2.04%
$100,000 up to $250,000          1.50%                  1.52%
$250,000 up to $500,000          1.25%                  1.27%
Over $500,000                     None                   None

SALES CHARGE REDUCTIONS AND WAIVERS


     REDUCING SALES CHARGES ON YOUR A SHARES. There are several ways you can combine multiple purchases of A Shares to take advantage of the breakpoints in the sales charge schedule. These can be combined in any manner:



     - Accumulation privilege - permits you to add the value of any A Shares that you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges.



     - Letter of intent - permits you to purchase A Shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. See the new account application and the Funds' SAI for terms and conditions.


     To use these privileges, discuss your eligibility with your financial consultant.


     NET ASSET VALUE PURCHASES. A Shares may be purchased at net asset value by:


     - Clients of financial consultants and broker-dealers who exchange their shares from an unaffiliated investment company that has a comparable sales charge, provided that such shares are purchased within sixty
          (60) days of the redemption and the exchange is effected through the same financial consultant;

     - Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with fifty (50) or more eligible employees and employer-sponsored benefit plans in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

     - Investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services;

     - "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the distributor or another broker-dealer or financial institution with respect to sales of a Fund's shares;

     - Current or retired trustees, officers and employees of the Trust, the distributor, the transfer agent, the Adviser and its affiliates, certain family members of the above persons, and trusts or plans primarily for such persons or their family members; and

     - Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the distributor.


     You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Funds' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Funds. If you wish to purchase Fund shares through your account at Wilmington Trust or through a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.



     The Funds' SAI further explains the front-end sales charge on the Funds' A Shares and is accessible, free of charge, on the Funds' internet website at www.wilmingtonfunds.com. If you would like additional information about each Fund's sales charges, you may also call (800) 336-9970.


     BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Fixed Income Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:

Regular mail:                   Overnight mail:
------------                    --------------
Wilmington Fixed Income Funds   Wilmington Fixed Income Funds
c/o PFPC Inc.                   c/o PFPC Inc.
P.O. Box 9828                   101 Sabin Street
Providence, RI 02940            Pawtucket, RI 02860-1427

     BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

     ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day.

     Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

     It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

REDEMPTION OF SHARES


     You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fees" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time, or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or through a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.


     REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list is shown under the heading "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first; however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including: (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts;
(ii) shares redeemed (A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring,
(E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; or (iii) shares converted from one share class to another in the same Fund.

     FREQUENT PURCHASES AND REDEMPTIONS: The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fees set forth above and the related exchange fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing." Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

     Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. This occurs when market timers attempt to trade Fund shares when the net asset value of the Fund does not reflect the value of the underlying portfolio securities. While the Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. Also, because some of the Funds invest in high yield bonds, which may trade less frequently than investment grade bonds, frequent trading in such Fund's shares to take advantage of the market pricing inefficiency of such high yield bonds, may result in dilution in the value of Fund shares held by long-term investors. Short-term trading in such funds may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid high yield bonds.

     There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The ability of the Funds and their agents to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to the Funds or their agents regarding underlying beneficial owners of Fund shares.


     BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.



     Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:


Regular mail:                   Overnight mail:
------------                    --------------
Wilmington Fixed Income Funds   Wilmington Fixed Income Funds
c/o PFPC Inc.                   c/o PFPC Inc.
P.O. Box 9828                   101 Sabin Street
Providence, RI 02940            Pawtucket, RI 02860-1427

     BY TELEPHONE: If you prefer to redeem your shares by telephone, you may elect to do so. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

     ADDITIONAL INFORMATION REGARDING REDEMPTIONS: The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. Among the reasons for this are days where the Exchange may be closed, when an emergency exists that makes it difficult to execute portfolio transactions or by the order of the Securities and Exchange Commission for the protection of Fund shareholders. Other events could cause a delay as well.

     Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.


     In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.


     If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

     SMALL ACCOUNTS: If the value of your investment in a Fund falls below $500, you may be asked to increase your balance. If after 60 days the account value is still below $500, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $500 solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

EXCHANGE OF SHARES


     You may exchange all or a portion of your shares in a Fund for A Shares of the following funds ("Wilmington Funds"):


     Wilmington Aggressive Asset Allocation Fund
     Wilmington Moderate Asset Allocation Fund
     Wilmington Conservative Asset Allocation Fund
     Wilmington ETF Allocation Fund
     Wilmington Short/Intermediate-Term Bond Fund
     Wilmington Broad Market Bond Fund
     Wilmington Municipal Bond Fund




     Wilmington Large-Cap Core Fund
     Wilmington Large-Cap Value Fund
     Wilmington Large-Cap Growth Fund
     Wilmington Mid-Cap Core Fund
     Wilmington Small-Cap Core Fund
     Wilmington Small-Cap Value Fund
     Wilmington Small-Cap Growth Fund
     Wilmington Multi-Manager Large-Cap Fund
     Wilmington Multi-Manager Mid-Cap Fund
     Wilmington Multi-Manager Small-Cap Fund
     Wilmington Multi-Manager International Fund
     Wilmington Multi-Manager Real Asset Fund

     Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your exchange request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

     Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $500 in a shareholder's account.

     FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.


     Prospectuses for A Shares of the other Wilmington Funds may be obtained, free of charge, on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.


DISTRIBUTIONS

     Distributions from the net investment income of each Fund are declared daily as a dividend and paid monthly to you. Any net capital gain realized by a Fund will be distributed annually. The

Short/Intermediate-Term Bond Fund and the Broad Market Bond Fund will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized by them.

     Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

     As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Funds' distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. Each Fund will notify you following the end of the calendar year of the amount of dividends paid that year.

     Dividend distributions by the Municipal Bond Fund of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Municipal Bond Fund intends to distribute income that is exempt from Federal income tax, though it may invest a portion of its assets in securities that generate taxable income. Income exempt from Federal income tax may be subject to state and local income tax. Additionally, any capital gains distributed by the Fund may be taxable.

     It is a taxable event for you if you sell or exchange shares of any Fund, including the Municipal Bond Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

     STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

     This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in the Funds' SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

     Professional Funds Distributor, LLC manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates.

DISTRIBUTION FEES


     The A Shares of each Fund have adopted a distribution plan under Rule 12b-1 that allows a Fund to pay a fee to the Distributor for the sale and distribution of A Shares, and for services provided to shareholders of A Shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distribution (Rule 12b-1) Plan provides for payments by A Shares of each Fund at the maximum annual rate of 0.25% of each Fund's average daily net assets.


SUB-TRANSFER AGENCY FEES

     The Board of Trustees has authorized each Fund to pay sub-transfer agency fees to compensate shareholder service providers who maintain a service relationship with shareholders of a Fund. Service activities provided by service providers under this plan include: (a) answering shareholders inquiries; (b) assisting in designating and changing dividend options, account designations and addresses; (c) establishing and maintaining shareholders' accounts and records;
(d) assisting in processing Fund share purchase, exchange and redemption transactions; (e) arranging for the wiring of funds relating to transactions in Fund shares; (f) transmitting and receiving funds in connection with shareholder orders to purchase, exchange or redeem shares; (g) verifying and guaranteeing shareholder signatures in connection with redemption orders, transfers among and changes in shareholder-designated accounts; (h) providing periodic statements showing a shareholder's account balances; (i) furnishing on behalf of the Funds' distributor periodic statements and confirmations of all purchases, exchanges and redemptions of Fund shares; (j) transmitting proxy statements, annual reports, updating prospectuses and other communications from the Funds to shareholders; (k) receiving, tabulating and transmitting to the Funds proxies executed by shareholders; (l) providing reports containing state-by-state listings of the principal residences of the beneficial owners of Fund shares;
(m) completing all customer identification procedures in relation to the shareholders under the Funds' anti-money laundering program; (n) providing to shareholders all privacy notices and (o) providing other services requested by shareholders of the Funds' shares. RSMC may provide services to some shareholders of the Funds' shares and receive a sub-transfer agency fee or may remit all or a portion of such fees to a broker or other financial institution which has contracted with the Funds ("Intermediaries").

ADDITIONAL PAYMENTS

     RSMC and its affiliates (other than the Funds) may pay, out of their own assets, compensation to Intermediaries in connection with the sale and distribution of Fund shares and/or shareholder services. These payments ("Additional Payments") would be in addition to the payments by the Funds described in this Prospectus for distribution (Rule 12b-1) and sub-transfer agency. These Additional Payments may take the form of "due diligence" payments for an Intermediary's examination of the Funds and payments for providing extra employee training and information relating to the Fund; "listing" fees for the placement of the Funds on an Intermediary's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Funds; "marketing support" fees for providing assistance in promoting the sale of the Funds' shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, RSMC and its affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder administration, servicing and processing fees paid by the Funds. The Additional Payments made by RSMC and its affiliates may be:
(a) a fixed dollar amount; (b) based on the number of customer accounts maintained by an Intermediary; (c) based on a percentage of the value of shares sold to or held by, customers of the Intermediary involved; or (d) calculated on another basis. The Additional Payments may be different for different Intermediaries.

SHARE CLASSES


     The Funds issue Institutional Shares and A Shares. Each class of shares bears a pro-rata portion of a Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. A Shares pay a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase A Shares.

                              FOR MORE INFORMATION

     FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on the Funds' portfolio holdings and operating results, for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

     Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:

     WT Mutual Fund
     c/o PFPC Inc.
     101 Sabin Street
     Pawtucket, RI 02860-1427
     (800) 336-9970
     9:00 a.m. to 5:00 p.m. Eastern time


     The Funds' SAI and annual and semi-reports are accessible, free of charge, on the Funds' website at http://www.wilmingtonfunds.com. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or, by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.


     FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800) 336-9970.

            The investment company registration number is 811-08648.

                  WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND
                        WILMINGTON BROAD MARKET BOND FUND
                         WILMINGTON MUNICIPAL BOND FUND




                                OF WT MUTUAL FUND
                              INSTITUTIONAL SHARES


                        PROSPECTUS DATED NOVEMBER 1, 2006


This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

     Please note that these Funds:

          -    are not bank deposits

          - are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

          -    are not federally insured

          - are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other governmental agency

          -    are not guaranteed to achieve their goal(s)

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


                                FUND DESCRIPTION

A look at the goals, strategies, risks, expenses and financial history of each Fund.

Summary ..................................................................     1
Performance Information ..................................................     3
Fees and Expenses ........................................................     8
Example ..................................................................     9
Investment Objective .....................................................    10
Principal Investment Strategies ..........................................    10
Fund Composition .........................................................    10
Additional Risk Information ..............................................    11
Financial Highlights .....................................................    13

                             MANAGEMENT OF THE FUNDS

Details about the service providers.

Investment Adviser .......................................................    16
Fund Managers ............................................................    16
Service Providers ........................................................    18

                             SHAREHOLDER INFORMATION

Policies and instructions for opening, maintaining and closing an account in any of the Funds.

Pricing of Shares ........................................................    19
Purchase of Shares .......................................................    19
Redemption of Shares .....................................................    20
Exchange of Shares .......................................................    23
Distributions ............................................................    24
Taxes ....................................................................    24

                            DISTRIBUTION ARRANGEMENTS

Details on the Funds' distribution arrangements and share classes.

Share Classes ............................................................    25

FOR MORE INFORMATION .....................................................    26

                  WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND
                        WILMINGTON BROAD MARKET BOND FUND
                         WILMINGTON MUNICIPAL BOND FUND




                              INSTITUTIONAL SHARES

                                FUND DESCRIPTIONS


SUMMARY

Investment Objective             -    The WILMINGTON SHORT/INTERMEDIATE-TERM
                                      BOND FUND and the WILMINGTON BROAD MARKET
                                      BOND FUND each seeks a high total return,
                                      consistent with high current income.

                                 - The WILMINGTON MUNICIPAL BOND FUND seeks a high level of income exempt from federal income tax, consistent with the preservation of capital.

Investment Focus                 -    Fixed income securities

Share Price Volatility           -    Moderate

Principal Investment             -    The WILMINGTON SHORT/INTERMEDIATE-TERM
Strategies                            BOND FUND invests at least 85% of its
                                      total assets in various types of
                                      investment grade, fixed income securities.

                                 -    The WILMINGTON BROAD MARKET BOND FUND
                                      invests at least 80% of its total assets in various types of investment grade, fixed income securities. The Fund may invest up to 20% of its assets in high yield bonds and preferred stocks.

                                 - The WILMINGTON MUNICIPAL BOND FUND invests at least 80% of its net assets in municipal securities that provide interest exempt from Federal income tax.

                                 -    The investment adviser purchases
                                      securities based on their yield or
                                      potential capital appreciation, or both.
                                      The investment adviser may sell securities in anticipation of market declines, credit downgrades, or to purchase alternative fixed income investments that the investment adviser believes may perform better.

Principal Risks                  The Funds are subject to the risks summarized
                                 below which are further described under
                                 "Additional Risk Information."

                                 - An investment in a Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency.

                                 - It is possible to lose money by investing in a Fund.

                                 - The fixed income securities in which the Funds invest are subject to credit risk, prepayment risk, market risk, liquidity risk and interest rate risk. Typically, when
                                      interest rates rise, the market prices of fixed income securities go down.
                                      Securities issued by government-sponsored entities are not insured or guaranteed by the U.S. Government.

                                 -    Non-investment grade, fixed income
                                      securities involve greater risk of default or price changes than investment grade, fixed income securities due to the lower credit quality of the issuer. The value of lower-quality, fixed income securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to sell.

                                 - The performance of a Fund will depend on whether or not the investment adviser is successful in pursuing its investment strategy.

Investor Profile                 -    Investors who want income from their
                                      investments without the volatility of an
                                      equity portfolio.

PERFORMANCE INFORMATION

                  WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND


     The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Class Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing the Fund's average annual total returns for one year, five years and ten years, before and after taxes, compared with those of its benchmark index, the Lehman Intermediate Government/Credit Index, and the Merrill Lynch 1-10 Year U.S. Treasury Index, both broad measures of market performance. The performance prior to November 1, 1999, reflects the performance of the Rodney Square Short/Intermediate Bond Portfolio, which was merged into the Fund, effective November 1, 1999. In connection with the merger, the Fund changed its investment objective, policies and limitations to match those of the Rodney Square Short/Intermediate Bond Portfolio. Total return would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                               (PERFORMANCE GRAPH)

PERFORMANCE
YEARS         Returns
-----------   -------
1996           3.37%
1997           7.56%
1998           7.75%
1999           0.33%
2000           9.71%
2001           8.40%
2002           9.18%
2003           3.81%
2004           2.81%
2005           1.33%


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2006: 2.97%



    BEST QUARTER        WORST QUARTER
    ------------        -------------
       4.56%               -2.37%
(September 30, 2002)   (June 30, 2004)


SHORT/INTERMEDIATE-TERM BOND FUND - INSTITUTIONAL SHARES
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005



                                            1 Year   5 Years   10 Years
                                            ------   -------   --------
Return Before Taxes                          1.33%    5.06%      5.37%
Return After Taxes on Distributions (1)     -0.07%    3.25%      3.25%
Return After Taxes on Distributions and
   Sales of Shares (1)                       0.90%    3.26%      3.28%
Lehman Intermediate Government/Credit
   Index (reflects no deduction for fees,
   expenses or taxes)(2)                     1.58%    5.49%      5.80%
Merrill Lynch 1-10 Year U.S. Treasury
   Index (reflects no deduction for fees,
   expenses or taxes)(3)                     1.58%    4.52%      5.32%

----------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Lehman Intermediate Government/Credit Index is an unmanaged index of fixed-rate U.S. Treasury Bonds and Notes, U.S. Government Agency obligations and investment grade corporate debt obligations with maturities between 1 and 10 years.

(3) The Merrill Lynch 1-10 Year U.S. Treasury Index is an unmanaged index of fixed-rate coupon bearing U.S. Treasury securities with a maturity range of 1 to 10 years.

                        WILMINGTON BROAD MARKET BOND FUND


     The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Class Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing the Fund's average annual total returns for one year, five years and ten years, before and after taxes, compared with those of its benchmark index, the Lehman Government/Credit Index, and the Merrill Lynch U.S. Treasury Master Index, both broad measures of market performance. This performance information includes the performance of the Fund's predecessor, the Bond Fund, a collective investment fund. The Bond Fund's performance has been included for the periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Fund (i.e. adjusted to reflect expenses, absent investment advisory fee waivers). The Bond Fund was not registered as a mutual fund under the Investment Company Act of 1940 ("1940 Act"), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Bond Fund had been registered under the 1940 Act, its performance may have been different. Total return would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                               (PERFORMANCE GRAPH)

PERFORMANCE
YEARS         Returns
-----------   -------
1996            1.73%
1997            9.06%
1998            8.73%
1999           -2.19%
2000           11.91%
2001            7.94%
2002            9.67%
2003            4.16%
2004            3.74%
2005            2.07%





       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2006: 2.91%



    BEST QUARTER        WORST QUARTER
    ------------        -------------
       5.77%                -3.09%
(September 30, 2002)   (June 30, 2004)

BROAD MARKET BOND FUND-INSTITUTIONAL
SHARES AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005


                                                                Since
                                                               June 29,
                                            1 Year   5 Years     1998     10 Years(1)
                                            ------   -------   --------   -----------
Return Before Taxes                          2.07%     5.48%     5.52%      5.60%(2)
Return After Taxes on Distributions (3)      0.41%     3.51%     3.36%       N/A
Return After Taxes on Distributions and
   Sales of Shares (3)                       1.55%     3.56%     3.42%       N/A
Lehman Government/Credit Index (reflects
   no deduction for fees, expenses or
   taxes)(4)                                 2.37%     6.10%      N/A       6.17%
Merrill Lynch U.S. Treasury Master Index
   (reflects no deduction for fees,
   expenses or taxes)(5)                     2.81%     5.32%      N/A       5.90%


----------
(1) For periods prior to June 29, 1998, the Fund's predecessor, the Bond Fund, operated as a collective investment fund. As a collective investment fund, the Bond Fund was treated differently than the Fund for federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.

(2) This performance information reflects the performance of the Fund and its predecessor, the Bond Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Fund.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(4) The Lehman Government/Credit Index is an unmanaged index of fixed rate U.S. Treasury Bonds and Notes, U.S. Government Agency obligations and investment grade corporate debt obligations with maturities of 1 year or greater.

(5) The Merrill Lynch U.S. Treasury Master Index is an unmanaged index of fixed rate coupon bearing U.S. Treasury securities with a maturity range of 1 to 30 years.

                         WILMINGTON MUNICIPAL BOND FUND


     The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Class Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing the Fund's average annual total returns for one year, five years and ten years, before and after taxes, compared with those of its benchmark index, the Lehman Short/Intermediate Municipal Index, a broad measure of market performance. Total return would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                               (PERFORMANCE GRAPH)

PERFORMANCE
YEARS         Returns
-----------   -------
1996            3.51%
1997            7.18%
1998            5.24%
1999           -0.64%
2000            8.47%
2001            4.38%
2002            7.92%
2003            3.45%
2004            2.22%
2005            1.53%


       CALENDAR YEAR-TO DATE TOTAL RETURN AS OF SEPTEMBER 30, 2006: 2.94%



    BEST QUARTER        WORST QUARTER
    ------------        -------------
       3.93%                -2.06
(September 30, 2002)   (June 30, 2004)


MUNICIPAL BOND FUND - INSTITUTIONAL
SHARES AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005


                                          1 Year   5 Years   10 Years
                                          ------   -------   --------
Return Before Taxes                        1.53%    3.88%      4.29%
Return After Taxes on Distributions (1)    1.53%    3.84%      4.25%
Return After Taxes on Distributions and
   Sales of Shares (1)                     2.04%    3.79%      4.22%
Lehman Short/Intermediate Municipal
   Index (reflects no reduction for
   fees, expenses or taxes) (2)            1.45%    4.43%      4.74%


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Lehman Short/Intermediate Municipal Index is an unmanaged index that tracks performance of municipal bonds issued after June 30, 1993 with remaining maturities of between 1 and 10 years and at least $7 million in outstanding principal. The Fund has determined to compare its performance to the Lehman Short/Intermediate Municipal Index based on its investment adviser's belief that this index represents a more appropriate index for comparison in light of the Index's constituent securities and construction methodology, and the Fund's investment strategy and holdings characteristics.

FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of a Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):


                                                       Institutional
                                                           Shares
                                                       -------------
Maximum sales charge (load) imposed on purchases (as
   a percentage of offering price)                         None
Maximum deferred sales charge                              None
Maximum sales charge imposed on reinvested dividends
   (and other distributions)                               None
Redemption fee(a)                                          1.00%
Exchange fee(a)                                            1.00%

(a) Institutional Shares are subject to a 1.00% fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):



                                           Short/
                                        Intermediate-   Broad Market   Municipal
                                       Term Bond Fund     Bond Fund    Bond Fund
                                       --------------   ------------   ---------
Management fees                            0.35%          0.35%          0.35%
Distribution (Rule 12b-1) fees             None           None           None
Other expenses                             0.30%          0.38%          0.34%
TOTAL ANNUAL FUND OPERATING EXPENSES       0.65%          0.73%          0.69%
Waivers/reimbursements                     0.01%(1)       0.01%(1)       None
NET EXPENSES                               0.64%(1)       0.72%(1)       0.69%



----------
(1) The sub-administrator and accounting agent has a contractual obligation through September 2008 to waive certain flat rate fees associated with a Fund with average daily net assets below $75 million.

EXAMPLE

     This Example is intended to help you compare the cost of investing in Institutional Class Shares of each Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

          -    you reinvested all dividends and other distributions;

          -    the average annual return was 5%;

          - the Fund's total operating expenses (reflecting applicable contractual waivers or reimbursements) are charged and remain the same over the time periods; and

          - you redeemed all of your investment at the end of each time period.

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


INSTITUTIONAL SHARES                  1 Year   3 Years   5 Years   10 Years
--------------------                  ------   -------   -------   --------
Short/Intermediate-Term Bond Fund..     $65      $206      $360      $808
Broad Market Bond Fund.............     $74      $231      $404      $905
Municipal Bond Fund................     $70      $221      $384      $859


     The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

INVESTMENT OBJECTIVE


     The WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND and the WILMINGTON BROAD MARKET BOND FUND each seeks a high total return, consistent with high current income. The WILMINGTON MUNICIPAL BOND FUND seeks a high level of income exempt from Federal income tax, consistent with the preservation of capital. The investment objective may not be changed without shareholder approval.


     There is no guarantee that any Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

     The WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND will normally invest at least 85% of its assets in various types of investment grade, fixed income securities. The Fund may invest up to 10% of its assets in investment grade, fixed income securities of foreign issuers. As a fundamental policy, the Fund will maintain a short-to-intermediate average dollar-weighted duration (2 1/2 to 4 years).

     The WILMINGTON BROAD MARKET BOND FUND will normally invest at least 80% of its assets in various types of investment grade, fixed income securities. The Fund may invest up to 20% of its assets in high yield bonds and preferred stocks, and up to 10% of its assets in investment grade, fixed income securities of foreign issuers. As a fundamental policy, the Fund will maintain an intermediate average dollar-weighted duration (4 to 7 years).


     The WILMINGTON MUNICIPAL BOND FUND will invest substantially all (at least 80%) of its assets in a diversified portfolio of municipal securities that provide interest that is exempt from Federal income tax. The Fund may invest up to 20% of its assets in other types of fixed income securities that provide income that is subject to Federal tax. As a fundamental policy, the Fund will maintain an intermediate average dollar-weighted duration (4 to 8 years).


     The Municipal Bond Fund may not invest more than 25% of its assets in any one industry. Governmental issuers of municipal securities are not considered part of any industry. This 25% limitation applies to municipal securities backed by the assets and revenues of non-governmental users, such as private operators of educational, hospital or housing facilities. However, the investment adviser may decide that the yields available from concentrating in obligations of a particular market sector or political subdivision justify the risk that the performance of the Municipal Bond Fund may be adversely affected by such concentration. Under such market conditions, the Municipal Bond Fund may invest more than 25% of its assets in sectors of the municipal securities market, such as health care or housing, or in securities relating to one political subdivision, such as a given state or U.S. territory.

     Under these conditions, the Municipal Bond Fund's vulnerability to any special risks that affect that sector or jurisdiction could have an adverse impact on the value of an investment in the Fund. There are no limitations on the Municipal Bond Fund's investment in any one of the three general categories of municipal obligations: general obligation bonds, revenue (or special) obligation bonds and private activity bonds.




FUND COMPOSITION

     The composition of each Fund's holdings varies, depending upon the investment adviser's analysis of the fixed income and municipal securities market and the expected trends in those markets. The securities purchased by the Fund may be purchased based upon their yield (the income earned by the security) or their potential capital appreciation (the potential increase in the security's value) or both. The investment adviser seeks to protect the Fund's principal value by reducing fluctuations in value relative to those that may be experienced by fixed income funds with a longer average duration. This strategy may reduce the level of income attained by a Fund. There is no guarantee that principal value can be protected during periods of extreme interest rate volatility.


     Except for the Broad Market Bond Fund, the Funds invest only in securities that are rated, at the time of purchase, in the top four categories by a rating agency such as Moody's Investors Service, Inc. or Standard & Poor's Corporation. If the securities are not rated, then the investment adviser must determine that they are of comparable quality. The Broad Market Bond Fund may invest up to 20% of its assets in high yield bonds and preferred stocks.


     The table below shows each Fund's principal investments. These are the types of securities that the investment adviser believes will likely help a Fund achieve its investment objective.


                                               Short/Intermediate   Broad Market   Municipal
                                                   -Term Bond           Bond          Bond
                                               ------------------   ------------   ---------
Asset-Backed Securities                                [X]               [X]
Bank Obligations                                       [X]               [X]
Corporate Bonds, Notes and Commercial Paper            [X]               [X]
High Yield Bonds (1)                                                     [X]
Mortgage-Backed Securities                             [X]               [X]
Municipal Securities                                   [X]               [X]          [X]
Obligations Issued By Supranational Agencies           [X]               [X]
Preferred Stock (2)                                                      [X]
U.S. Government Obligations (3)                        [X]               [X]


----------
(1) High yield bonds are corporate debt securities that are rated, at the time of purchase, below the top four categories by Moody's Investor Service, Inc. (currently a rating of "Ba1" or lower) or by Standard and Poor's Corporation (currently a rating of "BB+" or lower).

(2) Preferred stocks are equity securities that pay dividends at a specified rate, and have priority over common stocks with respect to proceeds from the liquidation of a corporation's assets, but are subordinate to the claims of all creditors, including a corporation's bondholders. Preferred stocks may have a conversion feature which can tend to make the market value of a preferred stock move with the market value of the underlying common stock.

(3) U.S. Government obligations include securities issued by government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which are not issued, insured or guaranteed by the U.S. Treasury or the U.S. Government. Instruments issued by such government-sponsored entities are supported only by the credit of the issuing entity. If an issuer that is not insured or guaranteed by the U.S. Treasury or U.S. Government fails to meet its commitments, a Fund would not be able to assert a claim against the United States.

     Each Fund also may use other strategies and engage in other investment practices, which are described in the Funds' Statement of Additional Information ("SAI"), available on the Funds' website at http://www.wilmingtonfunds.com. The investments and strategies listed above and described throughout this prospectus are those that the investment adviser will use under normal market conditions.

ADDITIONAL RISK INFORMATION

     The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds'
SAI:

- CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

- FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

- GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.


- HIGH YIELD BOND RISKS. High yield bonds are subject to the following risks normally associated with investing in fixed income securities: credit risk, interest rate risk, leverage risk, liquidity risk, and prepayment risk. However, high yield bonds (also known as junk bonds) are generally considered more risky than investment grade, fixed income securities. The total return and yield of high yield bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. High yield bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in high yield bonds involves greater investment risk and is highly dependent on the investment adviser's credit analysis and market analysis. A real or perceived economic downturn or higher interest rates could cause a decline in junk bond prices by lessening the ability of bond issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than investment grade bonds. Because objective pricing data may be less readily available, judgment may play a greater role in the valuation process. In addition, the entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology.


- INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values. The yield earned by a Fund will vary with changes in interest rates.

- LEVERAGE RISK: The risk associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into larger changes in value.

- LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

- OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

- PREFERRED STOCK. The value of a preferred stock is affected by interest rates, the credit quality of the issuing corporation and any call provisions. There is also the risk that the corporation issuing the preferred stock will not make the expected dividend payments.

- PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

- VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

FINANCIAL HIGHLIGHTS


     The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years or since inception, if shorter. Certain information reflects financial results for a single Institutional Share of a Fund. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions). Financial highlights have been audited by Ernst & Young, LLP, whose report, along with each Fund's financial statements, is included in the Annual Report, which is available without charge on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970.


SHORT/INTERMEDIATE-TERM BOND FUND - INSTITUTIONAL SHARES


                                                                 For the Fiscal Years Ended June 30
                                                       ------------------------------------------------------
                                                         2006        2005       2004        2003       2002
                                                       --------    --------   --------    --------   --------
NET ASSET VALUE - BEGINNING OF YEAR ................   $  10.23    $  10.18   $  10.80    $  10.23   $  10.05
                                                       --------    --------   --------    --------   --------
INVESTMENT OPERATIONS:
   Net investment income ...........................       0.41        0.37       0.38        0.43       0.50
   Net realized and unrealized gain (loss) on
      investments ..................................      (0.44)       0.08      (0.40)       0.64       0.20
                                                       --------    --------   --------    --------   --------
      Total from investment operations .............      (0.03)       0.45      (0.02)       1.07       0.70
                                                       --------    --------   --------    --------   --------
DISTRIBUTIONS:
   From net investment income ......................      (0.41)      (0.37)     (0.38)      (0.43)     (0.50)
   From net realized gains .........................      (0.02)      (0.03)     (0.22)      (0.07)     (0.02)
                                                       --------    --------   --------    --------   --------
      Total distributions ..........................      (0.43)      (0.40)     (0.60)      (0.50)     (0.52)
                                                       --------    --------   --------    --------   --------
NET ASSET VALUE - END OF YEAR ......................   $   9.77    $  10.23   $  10.18    $  10.80   $  10.23
                                                       ========    ========   ========    ========   ========
TOTAL RETURN .......................................      (0.25)%      4.50%     (0.22)%     10.70%      7.08%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(1)
   Expenses:
      Including expense limitations ................       0.64%       0.65%      0.62%       0.62%      0.62%
      Excluding expense limitations ................       0.65%       0.65%      0.62%       0.62%      0.62%
   Net investment income ...........................       4.13%       3.60%      3.60%       4.13%      4.89%
Portfolio turnover .................................         35%         33%        27%         82%       136%
Net assets at end of year (000 omitted) ............   $132,913    $108,828   $188,519    $185,956   $167,077



----------
(1) For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - Short/Intermediate Bond Series (the "Series"), and the portfolio turnover reflects the investment activity of the Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

BROAD MARKET BOND FUND - INSTITUTIONAL SHARES


                                                                For the Fiscal Years Ended June 30
                                                       ---------------------------------------------------
                                                         2006       2005      2004       2003       2002
                                                       -------    -------   -------    --------   --------
NET ASSET VALUE - BEGINNING OF YEAR ................   $ 10.07    $  9.90   $ 10.67    $   9.93   $   9.81
                                                       -------    -------   -------    --------   --------
INVESTMENT OPERATIONS:
   Net investment income ...........................      0.41       0.39      0.41        0.46       0.52
   Net realized and unrealized gain (loss) on
      investments ..................................     (0.54)      0.27     (0.53)       0.79       0.16
                                                       -------    -------   -------    --------   --------
      Total from investment operations .............     (0.13)      0.66     (0.12)       1.25       0.68
                                                       -------    -------   -------    --------   --------
DISTRIBUTIONS:
   From net investment income ......................     (0.41)     (0.39)    (0.41)      (0.46)     (0.52)
   From net realized gains .........................     (0.12)     (0.10)    (0.24)      (0.05)     (0.04)
                                                       -------    -------   -------    --------   --------
      Total distributions ..........................     (0.53)     (0.49)    (0.65)      (0.51)     (0.56)
                                                       -------    -------   -------    --------   --------
NET ASSET VALUE - END OF YEAR ......................   $  9.41    $ 10.07   $  9.90    $  10.67   $   9.93
                                                       =======    =======   =======    ========   ========
TOTAL RETURN .......................................     (1.25)%     6.80%    (1.13)%     12.77%      7.04%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(1)
Expenses:
      Including expense limitations ................      0.72%      0.72%     0.68%       0.66%      0.68%
      Excluding expense limitations ................      0.73%      0.73%     0.68%       0.66%      0.68%
   Net investment income ...........................      4.28%      3.89%     4.05%       4.38%      5.16%
Portfolio turnover .................................        31%        43%       26%         77%       180%
Net assets at end of year (000 omitted) ............   $66,729    $66,586   $88,935    $113,515   $116,427


----------
(1) For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - Broad Market Bond Series (the "Series"), and the portfolio turnover reflects the investment activity of the Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

MUNICIPAL BOND FUND - INSTITUTIONAL SHARES


                                                              For the Fiscal Years Ended June 30
                                                       ------------------------------------------------
                                                         2006      2005      2004       2003      2002
                                                       -------   -------   -------    -------   -------
NET ASSET VALUE - BEGINNING OF YEAR ................   $ 13.00   $ 12.80   $ 13.27    $ 12.87   $ 12.65
                                                       -------   -------   -------    -------   -------
INVESTMENT OPERATIONS:
   Net investment income ...........................      0.40      0.38      0.36       0.43      0.47
   Net realized and unrealized gain (loss) on
      investments ..................................     (0.34)     0.20     (0.45)      0.42      0.27
                                                       -------   -------   -------    -------   -------
      Total from investment operations .............      0.06      0.58     (0.09)      0.85      0.74
                                                       -------   -------   -------    -------   -------
DISTRIBUTIONS:
   From net investment income ......................     (0.40)    (0.38)    (0.36)     (0.43)    (0.47)
   From net realized gains .........................        --        --     (0.02)     (0.02)    (0.05)
                                                       -------   -------   -------    -------   -------
     Total distributions ...........................     (0.40)    (0.38)    (0.38)     (0.45)    (0.52)
                                                       -------   -------   -------    -------   -------
NET ASSET VALUE - END OF YEAR ......................   $ 12.66   $ 13.00   $ 12.80    $ 13.27   $ 12.87
                                                       =======   =======   =======    =======   =======
TOTAL RETURN .......................................      0.45%     4.56%    (0.64)%     6.75%     5.93%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(1)
   Expenses:
      Including expense limitations ................      0.69%     0.75%     0.75%      0.75%     0.75%
      Excluding expense limitations ................      0.69%     0.79%     0.82%      0.95%     1.08%
   Net investment income ...........................      3.12%     2.89%     2.78%      3.30%     3.63%
Portfolio turnover .................................        45%       38%       20%        21%       28%
Net assets at end of year (000 omitted) ............   $89,424   $65,818   $63,069    $42,563   $32,592


----------
(1) For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - Municipal Bond Series (the "Series"), and the portfolio turnover reflects the investment activity of the Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

                             MANAGEMENT OF THE FUNDS

     The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

INVESTMENT ADVISER


     Rodney Square Management Corporation ("RSMC"), the Funds' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Atlanta, Georgia 30326, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of each Fund in accordance with its investment objective, policies and limitations. RSMC provides its services exclusively to investment companies sponsored by it or its affiliates. As of September 30, 2006, RSMC had approximately $6.15 billion in assets under management.


     For the fiscal yeard ended June 30, 2006, RSMC received the following advisory fees as a percentage of each Fund's average daily net assets:


Short/Intermediate-Term Bond Fund   0.35%
Broad Market Bond Fund              0.35%
Municipal Bond Fund                 0.35%


     WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee. The fee shall be payable monthly as soon as practicable after the last day of each month.

FUND MANAGERS





     CLAYTON M. ALBRIGHT, III, Vice President of RSMC and WTIM, is a member of the investment team primarily responsible for the day-to-day management of the Short/Intermediate-Term Bond and Broad Market Bond Funds. Mr. Albright has been affiliated with Wilmington Trust Corporation since 1976 and with RSMC since 1987. Since 1987, he has specialized in the management of intermediate and long-term fixed income funds.



     DOMINICK J. D'ERAMO, CFA, Vice President of RSMC and WTIM, is a member of the investment team primarily responsible for the day-to-day management of the Short/Intermediate-Term Bond and Broad Market Bond Funds. Mr. D'Eramo has been affiliated with Wilmington Trust Corporation since 1986 and with RSMC since 1987 as a Fixed Income Trader. He was promoted to a Portfolio Manager in 1990.


     LISA MORE, Vice President of RSMC and WTIM, is a member of the investment team primarily responsible for the day-to-day management of the Municipal Bond Fund. Ms. More has been affiliated with Wilmington Trust Corporation since 1988 and with RSMC since 1990. Since 1990, she has specialized in the management of municipal income funds.

     SCOTT EDMONDS, Vice President of RSMC and WTIM, is a member of the investment team primarily responsible for the day-to-day management of the Municipal Bond Fund. Mr. Edmonds has been affiliated with Wilmington Trust Corporation and RSMC since 1989 as an Assistant Portfolio Manager. He was promoted to a Portfolio Manager in 1991.


     The Funds' SAI provides additional information about the Fund managers' compensation, other accounts managed by the Fund managers and the Fund managers' ownership in securities in the Funds.

SERVICE PROVIDERS

The chart below provides information on the primary service providers.

Asset                                   Shareholder
Management                              Services

          INVESTMENT ADVISER                         TRANSFER AGENT
          AND ADMINISTRATOR                             PFPC Inc.
    Rodney Square Management Corp.                   760 Moore Road
       1100 North Market Street                 King of Prussia, PA 19406
         Wilmington, DE 19890
                                               Handles certain shareholder
    Manages the Funds' investment                  services, including
     activities and oversees Fund             recordkeeping and statements,
   administration and other service           payment of distributions and
              providers.                  processing of buy and sell requests.

                                 WT MUTUAL FUND

                         WILMINGTON SHORT/INTERMEDIATE-
                                 TERM BOND FUND

                             WILMINGTON BROAD MARKET
                                    BOND FUND

                              WILMINGTON MUNICIPAL
                                    BOND FUND




Fund                                    Fund Asset
Operations                              Safe Keeping

        SUB-ADMINISTRATOR AND                           CUSTODIAN
           ACCOUNTING AGENT
                                                Wilmington Trust Company
              PFPC Inc.                         1100 North Market Street
         301 Bellevue Parkway                     Wilmington, DE 19890
         Wilmington, DE 19809
                                                Holds the Funds' assets,
  Provides facilities, equipment and          settles all portfolio trades
        personnel to carry out                  and collects most of the
  administrative services related to           valuation data required for
    the Funds and calculates each              calculating each Fund's NAV
    Fund's NAV and distributions.                      per share.

                         Distribution

                                   DISTRIBUTOR

                               Professional Funds
                                Distributor, LLC.
                                 760 Moore Road
                            King of Prussia, PA 19406

                         Distributes the Funds' shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

     The price of each Fund's shares is based on its net asset value ("NAV"). The Funds value their assets based on current market values when such values are available. Prices for fixed income securities normally are supplied by an independent pricing service. Fixed income securities maturing within 60 days of the valuation date are valued at amortized cost. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds' sub-administrator and accounting agent, PFPC Inc. ("PFPC"), determines the daily NAV per share.

     Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The Funds' policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to a Fund's procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

     PFPC determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time) on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

PURCHASE OF SHARES

     Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Institutional Shares of each Fund is $500,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.


     You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Funds' distributor ("Service Organization"), you may also purchase shares through such Service Organization. If you wish to purchase Fund shares through your account at Wilmington Trust or through a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.



     BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Fixed Income Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:

Regular mail:                   Overnight mail:
-------------                   ---------------
Wilmington Fixed Income Funds   Wilmington Fixed Income Funds
c/o PFPC Inc.                   c/o PFPC Inc.
P.O. Box 9828                   101 Sabin Street
Providence, RI 02940            Pawtucket, RI 02860-1427

     BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

     ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day.

     Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

     It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

REDEMPTION OF SHARES


     You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fees" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time, or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or through a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.


     REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list is shown under the heading "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first, however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including: (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts;
(ii) shares redeemed (A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; or (iii) shares converted from one share class to another in the same Fund.

     FREQUENT PURCHASES AND REDEMPTIONS: The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fees set forth above and the related exchange fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing." Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

     Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. This occurs when market timers attempt to trade Fund shares when the net asset value of the Fund does not reflect the value of the underlying portfolio securities. While the Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. Also, because some of the Funds invest in high yield bonds, which may trade less frequently than investment grade bonds, frequent trading in such Fund's shares to take advantage of the market pricing inefficiency of such high yield bonds, may result in dilution in the value of Fund shares held by long-term investors. Short-term trading in such funds may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid high yield bonds.

     There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The ability of the Funds and their agents to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to the Funds or their agents regarding underlying beneficial owners of Fund shares.

     BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.



     Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:


Regular mail:                   Overnight mail:
-------------                   ---------------
Wilmington Fixed Income Funds   Wilmington Fixed Income Funds
c/o PFPC Inc.                   c/o PFPC Inc.
P.O. Box 9828                   101 Sabin Street
Providence, RI 02940            Pawtucket, RI 02860-1427

     BY TELEPHONE: If you prefer to redeem your shares by telephone, you may elect to do so. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

     ADDITIONAL INFORMATION REGARDING REDEMPTIONS: The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. Among the reasons for this are days where the Exchange may be closed, when an emergency exists that makes it difficult to execute portfolio transactions or by the order of the Securities and Exchange Commission for the protection of Fund shareholders. Other events could cause a delay as well.

     Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.


     In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.


     If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

     SMALL ACCOUNTS: If the value of your investment in a Fund falls below $50,000, you may be asked to increase your balance. If after 60 days the account value is still below $50,000, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $50,000 solely as a result of a reduction in your account's market value. The minimum account balance for accounts in existence prior to November 1, 2005 is $500. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

EXCHANGE OF SHARES

     You may exchange all or a portion of your shares in a Fund for Institutional Class Shares of the following funds ("Wilmington Funds"):

     Wilmington Aggressive Asset Allocation Fund
     Wilmington Moderate Asset Allocation Fund
     Wilmington Conservative Asset Allocation Fund
     Wilmington ETF Allocation Fund
     Wilmington Prime Money Market Fund
     Wilmington U.S. Government Money Market Fund
     Wilmington Tax-Exempt Money Market Fund
     Wilmington Short/Intermediate-Term Bond Fund
     Wilmington Broad Market Bond Fund
     Wilmington Municipal Bond Fund




     Wilmington Large-Cap Core Fund
     Wilmington Large-Cap Value Fund
     Wilmington Large-Cap Growth Fund
     Wilmington Mid-Cap Core Fund
     Wilmington Small-Cap Core Fund
     Wilmington Small Cap Value Fund
     Wilmington Small Cap Growth Fund
     Wilmington Multi-Manager Large-Cap Fund
     Wilmington Multi-Manager Mid-Cap Fund
     Wilmington Multi-Manager Small-Cap Fund
     Wilmington Multi-Manager International Fund
     Wilmington Multi-Manager Real Asset Fund

     Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your exchange request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

     Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $50,000 in a shareholder's account.

     FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

     Prospectuses for the Institutional Class Shares of the other Wilmington Funds may be obtained, free of charge, on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.

DISTRIBUTIONS

     Distributions from the net investment income of each Fund are declared daily as a dividend and paid monthly to you. Any net capital gain realized by a Fund will be distributed annually. The Short/Intermediate-Term Bond Fund and the Broad Market Bond Fund will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized by them.

     Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

     As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Funds' distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. Each Fund will notify you following the end of the calendar year of the amount of dividends paid that year.

     Dividend distributions by the Municipal Bond Fund of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Municipal Bond Fund intends to distribute income that is exempt from Federal income tax, though it may invest a portion of its assets in securities that generate taxable income. Income exempt from Federal income tax may be subject to state and local income tax. Additionally, any capital gains distributed by the Fund may be taxable.

     It is a taxable event for you if you sell or exchange shares of any Fund, including the Municipal Bond Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

     STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

     This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in the Funds' SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

     Professional Funds Distributor, LLC manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Institutional Class Shares of the Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

SHARE CLASSES


     The Funds issue Institutional Shares and A Shares. Each class of shares bears a pro-rata portion of a Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. A Shares pay a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase A Shares.

                              FOR MORE INFORMATION

     FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on the Funds' portfolio holdings and operating results, for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

     Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:

     WT Mutual Fund
     c/o PFPC Inc.
     101 Sabin Street
     Pawtucket, RI 02860-1427
     (800) 336-9970
     9:00 a.m. to 5:00 p.m. Eastern time


     The Funds' SAI and annual and semi-reports are accessible, free of charge, on the Funds' website at http://www.wilmingtonfunds.com. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or, by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.


     FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800) 336-9970.

            The investment company registration number is 811-08648.

                         WILMINGTON LARGE-CAP CORE FUND
                        WILMINGTON LARGE-CAP GROWTH FUND
                         WILMINGTON LARGE-CAP VALUE FUND
                          WILMINGTON MID-CAP CORE FUND
                         WILMINGTON SMALL-CAP CORE FUND
                        WILMINGTON SMALL-CAP GROWTH FUND
                         WILMINGTON SMALL-CAP VALUE FUND

                                OF WT MUTUAL FUND


                                    A SHARES



                        PROSPECTUS DATED NOVEMBER 1, 2006


This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Please note that these Funds:

     -    are not bank deposits

     - are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

     -    are not federally insured

     - are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other governmental agency

     -    are not guaranteed to achieve their goal(s)


A Shares of the Funds are offered with a front-end sales charge except for certain persons eligible to purchase A Shares at Net Asset Value. See "Sales Charge Reductions and Waivers."


These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

                                FUND DESCRIPTIONS

A look at the goals, strategies, risks, expenses and financial history of each Fund.

Summary...................................................................     1
Performance Information...................................................     4
Fees and Expenses.........................................................    13
Example...................................................................    14
Investment Objective......................................................    15
Principal Investment Strategies...........................................    15
Additional Risk Information...............................................    18
Financial Highlights......................................................    20

                            MANAGEMENT OF THE FUNDS

Details about the service providers

Investment Adviser........................................................    27
Sub-Advisers..............................................................    27
Fund Managers.............................................................    28
Service Providers.........................................................    30

                            SHAREHOLDER INFORMATION

Policies and instructions for opening, maintaining and closing an account in any of the Funds.

Pricing of Shares.........................................................    31
Purchase of Shares........................................................    31
Front-End Sales Charge....................................................    31
Redemption of Shares......................................................    34
Exchange of Shares........................................................    36
Distributions.............................................................    37
Taxes.....................................................................    38

                           DISTRIBUTION ARRANGEMENTS

Details on the Funds' distribution arrangements, Rule 12b-1 fees and share classes.

Distribution Fees.........................................................    38
Sub-Transfer Agency Fees..................................................    38
Additional Payments.......................................................    39
Share Classes.............................................................    39

FOR MORE INFORMATION......................................................    40

                         WILMINGTON LARGE-CAP CORE FUND
                        WILMINGTON LARGE-CAP GROWTH FUND
                         WILMINGTON LARGE-CAP VALUE FUND
                          WILMINGTON MID-CAP CORE FUND
                         WILMINGTON SMALL-CAP CORE FUND
                        WILMINGTON SMALL-CAP GROWTH FUND
                         WILMINGTON SMALL-CAP VALUE FUND


                                    A SHARES


                                FUND DESCRIPTIONS

SUMMARY


Investment Objective             -    The WILMINGTON LARGE-CAP CORE FUND, the
                                      WILMINGTON LARGE-CAP VALUE FUND, the
                                      WILMINGTON MID-CAP CORE FUND, the
                                      WILMINGTON SMALL-CAP CORE FUND, the
                                      WILMINGTON SMALL-CAP GROWTH FUND and the
                                      WILMINGTON SMALL-CAP VALUE FUND each seek
                                      long-term capital appreciation.

                                 - The WILMINGTON LARGE-CAP GROWTH FUND seeks superior long-term growth of capital.

Investment Focus                 -    Equity (or equity-related) securities

Share Price Volatility           -    High

Primary Investment Strategies    -    The WILMINGTON LARGE-CAP CORE FUND invests
                                      at least 80% of its assets in a
                                      diversified portfolio of U.S. equity (or
                                      equity-related) securities of large-cap
                                      companies. The Fund's investment adviser
                                      employs a combined growth and value
                                      investment approach and invests in stocks
                                      of companies with characteristics the
                                      investment adviser believes are attractive
                                      to the equity securities marketplace.

                                 -    The WILMINGTON LARGE-CAP GROWTH FUND
                                      invests at least 80% of its assets in a
                                      diversified portfolio of U.S. equity (or equity-related) securities of large-cap companies. The Fund's investment adviser employs a growth investment approach and invests in stocks of companies with growth characteristics.

                                 -    The WILMINGTON LARGE-CAP VALUE FUND
                                      invests at least 80% of its assets in a
                                      diversified portfolio of U.S. equity (or equity-related) securities of large-cap companies. The Fund's investment adviser employs a value investment approach and invests in stocks of companies with value characteristics.

                                 - The WILMINGTON MID-CAP CORE FUND invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity-related) securities of mid-cap companies. The Fund's investment adviser employs a combined growth and value investment approach and invests in stocks of companies with characteristics the investment adviser believes are attractive to the equity securities marketplace.

                                 - The WILMINGTON SMALL-CAP CORE FUND invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity-related) securities of small-cap companies.

                                 -    The WILMINGTON SMALL-CAP GROWTH FUND
                                      invests at least 80% of its assets in a
                                      diversified portfolio of U.S. equity (or equity-related) securities of small-cap companies. The Fund's investment adviser employs a growth investment approach and invests in stocks of companies with growth characteristics.

                                 -    The WILMINGTON SMALL-CAP VALUE FUND
                                      invests at least 80% of its assets in a
                                      diversified portfolio of U.S. equity (or equity-related) securities of small-cap companies. The Fund's investment adviser employs a value investment approach and invests in stocks of companies with value characteristics.

Principal Risks                  The Funds are subject to the risks summarized
                                 below and further described under the heading
                                 "Additional Risk Information."

                                 - An investment in a Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other governmental agency.

                                 - It is possible to lose money by investing in a Fund. There is no guarantee that the stock market or the stocks that a Fund holds will increase in value.

                                 -    A Fund's share price will fluctuate in
                                      response to changes in the market value of the Fund's investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.

                                 -    Growth-oriented investments may be more
                                      volatile than the rest of the U.S. stock market as a whole.

                                 -    A value-oriented investment approach is
                                      subject to the risk that a security
                                      believed to be undervalued does not
                                      appreciate in value as anticipated.

                                 - Small-capitalization companies may be more vulnerable to adverse business or economic developments than large companies, and their securities may be less liquid and more volatile than securities of larger companies.

                                 - The performance of a Fund will depend on whether the investment adviser is successful in pursuing its investment strategy.

Investor Profile                 -    Investors who want the value of their
                                      investment to grow and who are willing to
                                      accept more volatility for the possibility
                                      of higher returns.

PERFORMANCE INFORMATION

                         WILMINGTON LARGE-CAP CORE FUND


     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing how the Fund's average annual total returns for one year, five years and 10 years, before and after taxes, compare with those of the S&P 500 Index, which is a broad measure of market performance. The performance shown in the bar chart and performance table are for the Institutional Shares of the Fund, which are offered in a separate prospectus. However, A Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses. Specifically, A Shares are subject to a maximum front-end sales charge of 3.50% and a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares. Had such fees been deducted for A Shares, the returns would be less. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


                 ANNUAL TOTAL RETURNS FOR PAST 10 CALENDAR YEARS

                               (PERFORMANCE GRAPH)

PERFORMANCE
   YEARS      RETURNS
-----------   -------
1996           16.56%
1997           26.13%
1998           29.66%
1999           22.41%
2000          -11.47%
2001          -17.55%
2002          -27.95%
2003           25.85%
2004            5.41%
2005            9.13%


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2006: 2.89%



    BEST QUARTER        WORST QUARTER
------------------   -------------------
      21.62%               -17.98%
(December 31, 1998)  (September 30, 2002)



LARGE-CAP CORE FUND - INSTITUTIONAL SHARES(1)
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005




                                                       1 YEAR   5 YEARS   10 YEARS
                                                       ------   -------   --------
Return Before Taxes                                     9.13%    -2.97%     5.92%
Return After Taxes on Distributions(2)                  8.81%    -3.46%     4.64%
Return After Taxes on Distributions and Sale of
   Shares(2)                                            5.92%     4.64%     4.59%
S&P 500 Index (reflects no deductions for fees,
   expenses or taxes)(3)                                4.91%     0.54%     9.07%

(1) A Shares are subject to a maximum front-end sales charge of 3.50% and a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares. Had such fees been deducted for A Shares, the returns would be less than those shown.



(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



(3) The S&P 500 Index, a widely recognized, unmanaged index of common stock prices, is Standard & Poor's Composite Index of 500 Stocks.

                        WILMINGTON LARGE-CAP GROWTH FUND


          The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing how the Fund's average annual total returns for one, five and ten years, before and after taxes, compare with those of the Russell 1000 Growth Index, a broad measure of market performance. The performance shown in the bar chart and performance table are for the Institutional Shares of the Fund, which are offered in a separate prospectus. However, A Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses. Until February 23, 1998, the Fund invested in both large and small capitalization securities. Currently, the Fund invests primarily in large capitalization equity securities with growth characteristics. Accordingly, the Fund's historical performance may not reflect its current investment practices.



          A Shares are subject to a maximum front-end sales charge of 3.50% and a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares. Had such fees been deducted for A Shares, the returns would be less. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


                 ANNUAL TOTAL RETURNS FOR PAST 10 CALENDAR YEARS

                               (PERFORMANCE GRAPH)

PERFORMANCE
   YEARS      RETURNS
-----------   -------
1996           24.25%
1997           27.50%
1998           23.58%
1999           48.10%
2000          -21.09%
2001          -33.06%
2002          -30.37%
2003           26.65%
2004            2.17%
2005            9.74%


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2006: -0.90%



   BEST QUARTER       WORST QUARTER
------------------   ---------------
      41.39%             -25.62%
(December 31, 1999)  (March 31, 2001)

LARGE-CAP GROWTH FUND - INSTITUTIONAL SHARES(1)
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005




                                                       1 YEAR   5 YEARS   10 YEARS
                                                       ------   -------   --------
Return Before Taxes                                     9.74%    -7.92%     4.24%
Return After Taxes on Distributions(2)                  9.72%    -7.95%     2.43%
Return After Taxes on Distributions and Sale of
   Shares(2)                                            6.33%    -6.57%     3.37%
Russell 1000 Growth Index (reflects no deductions
   for fees, expenses or taxes)(3)                      5.27%    -3.58%     6.73%



(1) A Shares are subject to a maximum front-end sales charge of 3.50% and a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares. Had such fees been deducted for A Shares, the returns would be less than those shown.



(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



(3) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity markets. The Indices are unmanaged and reflect the reinvestment of dividends.

                         WILMINGTON LARGE-CAP VALUE FUND


          The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing how the Fund's average annual total returns for one year, five years and ten years, before and after taxes, compare with those of the Russell 1000 Value Index, a broad measure of market performance. This performance information includes the performance of the Fund's predecessor, the Value Stock Fund, a collective investment fund. The Value Stock Fund's performance has been included for periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Fund (i.e., adjusted to reflect expenses, absent investment advisory fee waivers). The Value Stock Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the "1940 Act") and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the "Code"). If the Value Stock Fund had been registered under the 1940 Act, its performance may have been different. The performance shown in the bar chart and performance table are for the Institutional Shares of the Fund, which are offered in a separate prospectus. However, A Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses. Specifically, A Shares are subject to a maximum front-end sales charge of 3.50% and a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares. Had such fees been deducted for A Shares, the returns would be less. Total return would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


                 ANNUAL TOTAL RETURNS FOR PAST 10 CALENDAR YEARS

                               (PERFORMANCE GRAPH)

PERFORMANCE
   YEARS      RETURNS
-----------   -------
1996           21.86%
1997           24.55%
1998           -2.75%
1999            3.20%
2000           19.15%
2001           -5.14%
2002          -28.06%
2003           25.79%
2004           15.12%
2005            3.49%





       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2006: 6.00%



 BEST QUARTER       WORST QUARTER
--------------   -------------------
    17.84%             -19.03%
(June 30, 2003)  (September 30, 2002)

LARGE-CAP VALUE FUND - INSTITUTIONAL SHARES(1)
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005



                                                                              SINCE
                                                       1 YEAR   5 YEARS   JUNE 29, 1998   10 YEARS (2)
                                                       ------   -------   -------------   ------------
Return Before Taxes                                     3.49%    0.45%        2.41%          6.36%(3)
Return After Taxes on Distributions(4)                  3.12%    0.04%        1.91%           N/A
Return After Taxes on Distributions and Sale of
   Shares (4)                                           2.27%    0.17%        1.91%           N/A
Russell 1000 Value Index (reflects no deductions for
   fees, expenses or taxes)(5)                          7.05%    5.28%        5.87%         10.94%



(1) A Shares are subject to a maximum front-end sales charge of 3.50% and a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares. Had such fees been deducted for A Shares, the returns would be less than those shown.



(2) For periods prior to June 29, 1998, the Fund's predecessor, the Value Stock Fund, operated as a collective investment fund. As a collective investment fund, the Value Stock Fund was treated differently than the Fund for federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.



(3) This performance information reflects the performance of the Fund and its predecessor, the Value Stock Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Fund.



(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.






(5) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to book ratios and lower forecasted growth values. The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity markets. The Indices are unmanaged and reflect the reinvestment of dividends.

                         WILMINGTON SMALL-CAP CORE FUND


          The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing how the Fund's average annual total returns for one year, five years and since inception, before and after taxes, compare with those of the Russell 2000 Index, a broad measure of market performance. The performance shown in the bar chart and performance table are for the Institutional Shares of the Fund, which are offered in a separate prospectus. However, A Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses. Specifically, A Shares are subject to a maximum front-end sales charge of 3.50% and a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares. Had such fees been deducted for A Shares, the returns would be less. Total return would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


             ANNUAL TOTAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION

                               (PERFORMANCE GRAPH)

PERFORMANCE
   YEARS      RETURNS
-----------   -------
1999           21.86%
2000            2.31%
2001           -1.37%
2002          -23.91%
2003           32.59%
2004           12.83%
2005            7.01%


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2006: 3.91%



  BEST QUARTER       WORST QUARTER
---------------   -------------------
     22.89%             -22.01%
(March 31, 2000)  (September 30, 2001)

SMALL-CAP CORE FUND - INSTITUTIONAL SHARES(1)
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005






                                                                          SINCE INCEPTION
                                                       1 YEAR   5 YEARS    JUNE 29, 1998
                                                       ------   -------   ---------------
Return Before Taxes                                     7.01%    3.74%         4.66%
Return After Taxes on Distributions (2)                 5.47%    3.23%         3.94%
Return After Taxes on Distributions and Sale of
Shares (2)                                              5.46%    3.09%         3.84%
Russell 2000 Index (reflects no deductions for fees,
   expenses or taxes) (3)                               4.55%    8.22%         6.86%



(1) A Shares are subject to a maximum front-end sales charge of 3.50% and a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares. Had such fees been deducted for A Shares, the returns would be less than those shown.



(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.






(3) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Indices are unmanaged and reflect the reinvestment of dividends.

                        WILMINGTON SMALL-CAP GROWTH FUND





          Performance information for the Small-Cap Growth Fund is not provided because the Fund commenced operations on December 20, 2005 and, therefore does not yet have a full calendar year of performance.



                         WILMINGTON SMALL-CAP VALUE FUND



          Performance information for the Small-Cap Value Fund is not provided because the Fund commenced operations on December 20, 2005 and, therefore does not yet have a full calendar year of performance.



                          WILMINGTON MID-CAP CORE FUND



          Performance information for the Mid-Cap Core Fund is not provided because the Fund commenced operations on December 20, 2005 and, therefore does not yet have a full calendar year of performance.

FEES AND EXPENSES


     The table below describes the fees and expenses that you may pay if you buy and hold A Shares of a Fund.


SHAREHOLDER FEES(FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                          A
                                                       Shares
                                                       ------
Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price) (1)              3.50%
Maximum deferred sales charge                           None
Maximum sales charge imposed on reinvested dividends
   (and other distributions)                            None
Redemption fee (2)                                      1.00%
Exchange fee (2)                                        1.00%



(1) Lower front-end sales charges for A Shares may be available with the purchase of $100,000 or more. See "Front-End Sales Charge" for additional information.



(2) A Shares are subject to a 1.00% fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                        Large-Cap    Large-Cap
                         Large-Cap        Growth       Value       Mid-Cap       Small-Cap     Small-Cap       Small-Cap
                         Core Fund         Fund         Fund      Core Fund      Core Fund    Growth Fund     Value Fund
                         ---------      ---------    ---------    ---------      ---------    -----------     ----------
Management fees            0.60%          0.60%        0.60%        0.70%          0.83%         0.75%          0.75%
   Distribution (Rule
   12b-1) fees             0.25%          0.25%        0.25%        0.25%          0.25%         0.25%          0.25%
Other expenses             0.52%          0.55%        0.53%        5.07%          0.59%         8.39%         17.51%
TOTAL ANNUAL FUND
   OPERATING EXPENSES      1.37%          1.40%        1.38%        6.02%          1.67%         9.39%         18.51%
Waivers/reimbursements    (0.32)%(1,2)   (0.02)%(1)   (0.04)%(1)   (4.77)%(1,2)   (0.03)%(1)    (8.09)%(1,2)  (17.21)%(1,2)
NET EXPENSES               1.05%(1,2)     1.38%(1)     1.34%(1)     1.25%(1,2)     1.64%(1)      1.30%(1,2)     1.30%(1,2)



(1) The sub-administrator and accounting agent has a contractual obligation through September 2008 to waive certain flat rate fees associated with a Fund with average daily net assets below $75 million.



(2) The investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse for other expenses to the extent that "Total Annual Fund Operating Expenses" for the Large-Cap Core Fund, Mid-Cap Core Fund, Small-Cap Growth Fund and Small-Cap Value Fund, excluding class-specific expenses (such as Rule 12b-1, shareholder service or transfer agency fees), exceed 0.80%, 1.00%, 1.05% and 1.05%, respectively, through June 30, 2011.

EXAMPLE


     This Example is intended to help you compare the cost of investing in A Shares of each Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:


          -    you reinvested all dividends and other distributions;

          -    the average annual return was 5%;

          - the Fund's total operating expenses (reflecting contractual waivers or reimbursements) are charged and remain the same over the time periods; and

          - you redeemed all of your investment at the end of each time period.

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


A SHARES                1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------                ------   -------   -------   --------
Large-Cap Core Fund      $453      $672     $  909    $1,787
Large-Cap Growth Fund    $486      $774     $1,085    $1,967
Large-Cap Value Fund     $482      $764     $1,071    $1,943
Mid-Cap Core Fund        $473      $733     $1,012    $4,416
Small-Cap Core Fund      $511      $852     $1,220    $2,252
Small-Cap Growth Fund    $478      $748     $1,038    $5,905
Small-Cap Value Fund     $478      $748     $1,038    $8,667



The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns of A Shares, either past or future.

INVESTMENT OBJECTIVE

     The WILMINGTON LARGE-CAP CORE FUND, the WILMINGTON LARGE-CAP VALUE FUND, the WILMINGTON MID-CAP CORE FUND, the WILMINGTON SMALL-CAP CORE FUND, the WILMINGTON SMALL-CAP GROWTH FUND and the WILMINGTON SMALL-CAP VALUE FUND each seek long-term capital appreciation. The WILMINGTON LARGE-CAP GROWTH FUND seeks superior long-term growth of capital.

     The investment objective for each of the Large-Cap Core Fund, the Mid-Cap Core Fund, the Small-Cap Growth Fund and the Small-Cap Value Fund may be changed without shareholder approval. The investment objective for each of the Large-Cap Growth Fund, Large-Cap Value Fund and the Small-Cap Core Fund may not be changed without shareholder approval.

     There is no guarantee that any Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

          The Funds' investment adviser, Rodney Square Management Corporation ("RSMC"), seeks securities that it believes possess growth or value characteristics attractive to institutional and retail investors. The selection of individual securities is based on a proprietary methodology that employs a disciplined analysis of multiple factors, including liquidity, profitability, risk, valuation, price history and analysts' earnings estimates. RSMC may rotate each Fund's holdings among various market sectors based on economic analysis of the overall business cycle.





          The WILMINGTON LARGE-CAP CORE FUND, under normal market conditions, invests at least 80% of its assets in a diversified portfolio of common or preferred stock of U.S. companies that have attractive growth or value characteristics with market capitalizations at the time of purchase of at least $2 billion or that are constituents of the Russell 1000 Index.





          The Wilmington Large-Cap Growth Fund invests at least 80% of its assets in a diversified portfolio of U.S. equity or equity-related securities of large-cap companies. RSMC employs a growth investment approach and invests in common or preferred stock of U.S. corporations that have attractive growth characteristics with market capitalizations at the time of purchase of at least $2 billion or that are constituents of the Russell 1000 Growth Index.


          The WILMINGTON LARGE-CAP VALUE FUND invests at least 80% of its assets in a diversified portfolio of U.S. equity or equity-related securities of large-cap companies. RSMC employs a value investment approach and invests in common or preferred stock of U.S. companies that have attractive value characteristics with market capitalizations at the time of purchase of at least $2 billion or that are constituents of the Russell 1000 Value Index.



          The WILMINGTON MID-CAP CORE FUND invests at least 80% of its assets in a diversified portfolio of U.S. equity or equity-related securities of mid-cap companies. RSMC employs a growth and value investment approach and invests in common or preferred stock of U.S. companies that have attractive growth or value characteristics with market capitalizations at the time of purchase similar to those in the Russell Midcap Index and the S&P MidCap 400 Index.


          The WILMINGTON SMALL-CAP CORE FUND invests at least 80% of its assets in equity securities of small-cap companies. The Fund currently employs a multi-manager approach utilizing

RSMC and two sub-advisers with differing investment philosophies to manage a portion of the Fund's assets under the general supervision of RSMC.





          Under normal market conditions, the Fund will invest in common or preferred stock of U.S. corporations that have attractive growth or value characteristics with a market capitalization at the time of purchase that is no more than that of the largest stock in the Russell 2000 or S&P 600 Index.






          RSMC allocates a portion of the Fund's assets between two sub-advisers which employ alternatively growth-oriented and value-oriented stock selection techniques. RSMC does not allocate assets according to a predetermined percentage. Instead, RSMC regularly determines the appropriate allocation. When making these decisions, RSMC considers a variety of quantitative and qualitative components. RSMC will use returns-based and holdings-based style analysis tools to assess and to maintain style neutrality within the Fund. RSMC will consider the investment style, process, past results and expected future returns of each sub-adviser. RSMC may also consider proprietary research provided by the investment sub-advisers. RSMC is responsible for determining and adjusting the percentages allocated to the sub-advisers and may reallocate assets between the sub-advisers at any time.


          The multi-manager arrangement is expected to take advantage of the experience of RSMC and the sub-advisers. This multiple investment approach is designed to give the Fund broad exposure to small-cap companies in the U.S. equity markets. The successful performance of a sub-adviser will be diminished by the less successful performance of the other sub-adviser. There can be no guarantee that the expected advantage of the multi-manager arrangement will be achieved.

     PRINCIPAL INVESTMENT STRATEGIES OF THE SUB-ADVISERS TO THE SMALL-CAP CORE FUND. Below is a discussion on the principal investment strategies of each of the Fund's sub-advisers.

     Roxbury Capital Management, LLC ("Roxbury"). Under normal market conditions, Roxbury will direct the Fund's investment in the following equity or equity-related securities:


     - common stocks of U.S. companies that have strong growth characteristics or are undervalued in the marketplace relative to underlying profitability and have a market capitalization which, at the time of purchase, is equal to or less than the capitalization of the largest stock in the S&P SmallCap 600 Index ("small-cap companies")


     - options on, or securities convertible (such as convertible preferred stock, convertible bonds, warrants and debentures) into, the common stock of small-cap companies

     -    options on indices of the common stock of small-cap companies

     - contracts for either the future delivery, or payment in respect of the future market value, of certain indices of the common stock of small-cap companies, and options upon such futures contracts


     As of September 30, 2006, the market capitalization of the companies that make up the S&P SmallCap 600 Index was between $50 million and $3.06 billion. Due to market price adjustments or other events after the time of purchase, it is possible that an investment's market capitalization may drift above or below this range. Roxbury may also direct the Fund's investment in certain option and financial futures contracts ("derivatives") and foreign securities, including ADRs.

     Roxbury uses a bottom up approach to identify new investment opportunities and to evaluate existing investments on an ongoing basis to determine continued suitability. Roxbury selects stocks it believes exhibit consistent, above-average growth prospects. Through research and its understanding of business fundamentals, Roxbury seeks to identify companies with sound economic business models, reputable managements, strong competitive positions, and the ability to grow their businesses in a variety of economic environments. Additionally, all investments undergo a valuation analysis to estimate their risk/reward characteristics.

     Cramer Rosenthal McGlynn, LLC ("CRM"). Under normal market conditions, CRM will direct the Fund's investment in a diversified portfolio of the following equity or equity-related securities that are judged by CRM to be undervalued in the marketplace relative to underlying profitability of the issuer:


     - common and preferred stocks of U.S. companies that have market capitalizations, at the time of purchase, equal to those in the Russell 2000 Value Index and are publicly traded on a U.S. securities market


     - securities convertible (such as convertible preferred stock and convertible bonds) into the common stock of small-cap companies

     -    warrants


     The market capitalization range of the Russell 2000 Value Index changes constantly; as of September 30, 2006, the range was from $62 million to $2.495 billion.


     CRM uses a value investment strategy whereby it seeks to identify changes that are material to a company's operations, outlook and prospects. CRM is attracted to companies that it believes will look different tomorrow - operationally, financially, managerially - when compared to today. This type of dynamic change often creates confusion and misunderstanding that can result in the securities of a company being "neglected by investors" and undervalued relative to its future prospects and peer companies. CRM believes that, over time, the market place will eventually recognize the impact of these changes. Examples of change for which CRM looks include mergers, acquisitions, divestitures, restructurings, change of management, new market/product/means of production/distribution and regulatory change.


          For cash management purposes, the Small-Cap Core Fund may maintain cash reserves and invest in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations, and commercial paper) consistent with the foregoing investment policy.



          The WILMINGTON SMALL-CAP GROWTH FUND invests at least 80% of its assets in a diversified portfolio of U.S. equity or equity-related securities of small-cap companies. RSMC employs a growth investment approach and invests in common or preferred stock of U.S. companies that have attractive growth characteristics with market capitalizations at the time of purchase similar to those in the Russell 2000 Growth Index and the S&P SmallCap 600/Barra Growth Index.



          The WILMINGTON SMALL-CAP VALUE FUND invests at least 80% of its assets in a diversified portfolio of U.S. equity or equity-related securities of small-cap companies. RSMC employs a value investment approach and invests in common or preferred stock of U.S. companies that have attractive value characteristics with market capitalizations at the time of purchase similar to those in the Russell 2000 Value Index and the S&P SmallCap 600/Barra Value Index.


          Each of the Funds. The frequency of portfolio transactions and each Fund's turnover rate will vary from year to year depending on the market. A higher turnover rate may increase transaction costs (i.e., brokerage commissions) and may cause adverse tax consequences for a Fund's shareholders. With frequent trading activity, a greater proportion of any dividends paid out by a Fund will be characterized as ordinary income, which is taxed at higher rates than long-term capital gains. Such factors may have the effect of lowering overall Fund performance.

     In order to respond to adverse market, economic, political or other conditions, the Funds may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade or higher. The result of this action may be that a Fund will be unable to achieve its investment objective.

     Each Fund may use other strategies and engage in other investment practices, which are more fully described in the Statement of Additional Information ("SAI") which is available on the Funds' website at http://www.wilmingtonfunds.com.

ADDITIONAL RISK INFORMATION

     The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds'
SAI:

     - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     - DERIVATIVES RISK: Some of a Fund's investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Fund's total assets may be committed or exposed to derivative strategies.

     - FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country not normally associated with investing in the U.S. markets.

     - GROWTH INVESTING RISK: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole.

     - VALUE INVESTING RISK: The risk that investments in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

     - SMALL/MID-CAP RISK: Small-cap and mid-cap companies may be more vulnerable than larger companies to adverse business or economic developments. These companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies.

     - LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

     - OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

     - VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than they can be sold.

     - ALLOCATION RISK: The risk that the investment adviser will make less than optimal or poor asset allocation decisions to the sub-advisers of the Small-Cap Core Fund. To the extent that the investment adviser allocates more assets to one sub-adviser, the performance of that sub-adviser will have a greater effect on the Fund's performance. It is possible that RSMC will focus on one sub-adviser that performs poorly or underperforms the other sub-adviser under various market conditions.

FINANCIAL HIGHLIGHTS


     The financial highlights tables are intended to help you understand each Fund's financial performance for the period of the Fund's operation. Certain information reflects financial results for a single A Share of a Fund. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund assuming reinvestment of all dividends and other distributions. Financial highlights have been audited by Ernst & Young, LLP, whose report, along with each Fund's financial statements, is included in the Annual Report, which is available without charge on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970.


LARGE-CAP CORE FUND - A SHARES(1)


                                                          For the Period
                                                           December 20,
                                                         2005(2) through
                                                          June 30, 2006
                                                         ---------------
NET ASSET VALUE - BEGINNING OF PERIOD.................        $16.43
                                                              ------
INVESTMENT OPERATIONS:
   Net investment income (3)..........................          0.06
   Net realized and unrealized loss on investments....         (0.05)
                                                              ------
      Total from investment operations................          0.01
                                                              ------
DISTRIBUTIONS:
   From net investment income.........................         (0.09)
                                                              ------
      Total distributions.............................         (0.09)
                                                              ------
NET ASSET VALUE - END OF PERIOD.......................        $16.35
                                                              ======
TOTAL RETURN(4).......................................          0.06%**

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations...................          1.05%*
      Excluding expense limitations...................          1.37%*
   Net investment income..............................          0.72%*
Portfolio turnover rate...............................            91%(5)
Net assets at the end of period (000 omitted).........        $   10


----------





*    Annualized.



**   Not annualized.



(1)  Formerly, Investor Shares.



(2)  Commencement of operations.



(3) The net investment income per share was calculated using the average shares outstanding method.



(4) Total return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.



(5) Represents the portfolio turnover rate for the Fund for the period ended June 30, 2006.

LARGE-CAP GROWTH FUND - A SHARES(1)



                                                          For the Period
                                                           December 20,
                                                         2005(2) Through
                                                          June 30, 2006
                                                         ---------------
NET ASSET VALUE - BEGINNING OF PERIOD.................      $11.10
                                                            ------
INVESTMENT OPERATIONS:
   Net investment loss(3).............................       (0.01)
   Net realized and unrealized loss on investments....       (0.37)
                                                            ------
      Total from investment operations................       (0.38)
                                                            ------
NET ASSET VALUE - END OF PERIOD.......................      $10.72
                                                            ======
TOTAL RETURN(4).......................................       (3.42)%**
RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations...................        1.38%*
      Excluding expense limitations...................        1.40%*
   Net investment loss................................       (0.12)%*
Portfolio turnover rate...............................         129%(5)
Net assets at the end of period (000 omitted).........      $   10



----------
*    Annualized



**   Not annualized



(1)  Formerly, Investor Shares.



(2)  Commencement of operations.



(3) The net investment loss per share was calculated using the average shares outstanding method.



(4) Total return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.



(5) Represents the portfolio turnover rate for the Fund for the period ended June 30, 2006.

LARGE-CAP VALUE FUND - A SHARES(1)



                                                          For the Period
                                                           December 20,
                                                         2005(2) Through
                                                          June 30, 2006
                                                         ---------------
NET ASSET VALUE - BEGINNING OF PERIOD.................      $10.59
                                                            ------
INVESTMENT OPERATIONS:
   Net investment income(3)...........................        0.04
   Net realized and unrealized gain on investments....        0.31
                                                            ------
      Total from investment operations................        0.35
                                                            ------
DISTRIBUTIONS:
   From investment income.............................       (0.03)
                                                            ------
      Total distributions.............................       (0.03)
                                                            ------
NET ASSET VALUE - END OF PERIOD.......................      $10.91
                                                            ======
TOTAL RETURN(4).......................................        3.36%**

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations...................        1.34%*
      Excluding expense limitations...................        1.38%*
   Net investment income..............................        0.77%*
Portfolio turnover rate...............................         129%(5)
Net assets at the end of period (000 omitted).........      $   10



----------
*    Annualized.



**   Not annualized.



(1)  Formerly, Investor Shares.



(2)  Commencement of operations.



(3) The net investment income per share was calculated using the average shares outstanding method.



(4) Total return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.



(5) Represents the portfolio turnover rate for the Fund for the period ended June 30, 2006.

MID-CAP CORE FUND - A SHARES(1)



                                                          For the Period
                                                           December 20,
                                                         2005(2) through
                                                          June 30, 2006
                                                         ---------------
NET ASSET VALUE - BEGINNING OF PERIOD.................      $10.00
                                                            ------
INVESTMENT OPERATIONS:
   Net investment income (3)..........................        0.03
   Net realized and unrealized gain on investments....        0.04
                                                            ------
      Total from investment operations................        0.07
                                                            ------
DISTRIBUTIONS:
   From investment income.............................       (0.01)
                                                            ------
      Total distributions.............................       (0.01)
                                                            ------
NET ASSET VALUE - END OF PERIOD.......................      $10.06
                                                            ======
TOTAL RETURN(4).......................................        0.71%**

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations...................        1.25%*
      Excluding expense limitations...................        6.02%*
   Net investment income..............................        0.51%*
Portfolio turnover rate...............................          63%**
Net assets at the end of period (000 omitted).........      $   10



----------
*    Annualized



**   Not annualized.



(1)  Formerly, Investor Shares.



(2)  Commencement of operations.



(3) The net investment income per share was calculated using the average shares outstanding method.



(4) Total return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

SMALL-CAP CORE FUND - A SHARES(1)


                                                         For the Period
                                                          December 20,
                                                             2005(2)
                                                             through
                                                          June 30, 2006
                                                         --------------
NET ASSET VALUE - BEGINNING OF PERIOD ................      $10.67
                                                            ------
INVESTMENT OPERATIONS:
   Net investment loss(3) ............................       (0.06)
   Net realized and unrealized gain on investments ...        0.66
      Total from investment operations ...............        0.60
                                                            ------
NET ASSET VALUE - END OF PERIOD ......................      $11.27
                                                            ======
TOTAL RETURN(4) ......................................        5.62%**

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations ..................        1.64%*
      Excluding expense limitations ..................        1.67%*
   Net investment loss ...............................       (0.96)%*
Portfolio turnover rate ..............................         142%(5)
Net assets at the end of period (000 omitted) ........      $   11



----------
*    Annualized.



**   Not annualized.



(1)  Formerly, Investor Shares.



(2)  Commencement of operations.



(3) The net investment loss per share was calculated using the average shares outstanding method.



(4) Total return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.



(5) Represents the portfolio turnover rate for the Fund for the period ended June 30, 2006.

SMALL-CAP GROWTH FUND- A SHARES(1)


                                                         For the Period
                                                          December 20,
                                                             2005(2)
                                                             through
                                                          June 30, 2006
                                                         --------------
NET ASSET VALUE - BEGINNING OF PERIOD ................       $10.00
                                                             ------
INVESTMENT OPERATIONS:
   Net investment loss(3) ............................        (0.03)
   Net realized and unrealized gain on investments ...         0.35
                                                             ------
      Total from investment operations ...............         0.32
                                                             ------
NET ASSET VALUE - END OF PERIOD ......................       $10.32
                                                             ======
TOTAL RETURN(4) ......................................         3.20%**

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations ..................         1.30%*
      Excluding expense limitations ..................         9.39%*
   Net investment loss ...............................        (0.54)%*
Portfolio turnover rate ..............................           55%**
Net assets at the end of period (000 omitted) ........       $   10



----------
*    Annualized.



**   Not annualized.



(1)  Formerly, Investor Shares.



(2)  Commencement of operations.



(3) The net investment loss per share was calculated using the average shares outstanding method.



(4) Total return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

SMALL-CAP VALUE FUND- A SHARES(1)


                                                         For the Period
                                                          December 20,
                                                             2005(2)
                                                             through
                                                          June 30, 2006
                                                         --------------
NET ASSET VALUE - BEGINNING OF PERIOD ................       $10.00
                                                             ------
INVESTMENT OPERATIONS:
   Net investment income (3) .........................         0.03
   Net realized and unrealized gain on investments ...         0.37
                                                             ------
     Total from investment operations ................         0.40
                                                             ------
DISTRIBUTIONS:
   From investment income ............................        (0.02)
                                                             ------
      Total distributions ............................        (0.02)
                                                             ------
NET ASSET VALUE - END OF PERIOD ......................       $10.38
                                                             ======
TOTAL RETURN(4) ......................................         4.00%**

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations ..................         1.30%*
      Excluding expense limitations ..................        18.51%*
   Net investment income .............................         0.58%*
Portfolio turnover rate ..............................           60%**
Net assets at the end of period (000 omitted) ........       $   10



----------
*    Annualized.



**   Not Annualized.



(1)  Formerly, Investor Shares.



(2)  Commencement of operations.



(3) The net investment income (loss) per share was calculated using the average shares outstanding method.





(4) Total return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

MANAGEMENT OF THE FUNDS

     The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

INVESTMENT ADVISER


     RSMC, 1100 North Market Street, Wilmington, Delaware 19890, serves as investment adviser to each of the Funds. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of each Fund in accordance with its investment objective, policies and limitations. Presently, RSMC provides services exclusively to investment companies sponsored by it or its affiliates. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. As of September 30, 2006, RSMC had approximately $6.15 billion in assets under management.



     For the fiscal year ended June 30, 2006, RSMC or its affiliates, received from the Funds the following advisory fees, after waivers and reimbursements, as a percentage of average daily net assets:



Large-Cap Core Fund.....   0.29%
Large-Cap Growth Fund...   0.60%
Large-Cap Value Fund....   0.60%
Small-Cap Core Fund.....   0.83%





     With respect to the Mid-Cap Core Fund, RSMC is entitled to receive an annual investment advisory fee, paid monthly as a percentage of average daily net assets, of 0.70% of the first $1 billion in assets, 0.65% of the next $1 billion in assets, and 0.60% of assets over $2 billion.

     With respect to the Small-Cap Growth and Small-Cap Value Funds, RSMC is entitled to receive an annual investment advisory fee, paid monthly as a percentage of average daily net assets, of 0.75% of the first $1 billion in assets, 0.70% of the next $1 billion in assets, and 0.65% of assets over $2 billion.




     WTIM may receive a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee. The fee shall be payable monthly as soon as practicable after the last day of each month.

SUB-ADVISERS


     CRM, located at 520 Madison Avenue, New York, New York 10022, serves as a sub-adviser to the Small-Cap Core Fund. As a sub-adviser, CRM has the responsibility for directing a portion of the Fund's investments, subject to the direction of RSMC. CRM and its predecessors have managed equity investments for mutual funds, corporate pension funds, educational, community, religious and private endowments and foundations as well as for individuals in a value-oriented style across a broad range of market capitalizations, and has been in business for more than thirty years. As of September 30, 2006, CRM had approximately $9.6 billion of assets under management.

     Roxbury, located at 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401, serves as a sub-adviser for the Small-Cap Core Fund. As a sub-adviser, Roxbury has the responsibility for directing a portion of the Fund's investments, subject to the direction of RSMC. Roxbury has provided investment advisory services in a growth style to mutual funds and other institutional accounts including corporations, unions and pension accounts, foundations, and endowments as well as to individuals. As of September 30, 2006, Roxbury had assets under management of approximately $3.1 billion.


FUND MANAGERS

ALL FUNDS

     The day-to-day management of each Fund is the responsibility of a team of RSMC investment professionals. Below is a list of the staff of RSMC.


     REX P. MACEY, CFA, CIMA, CFP is Vice President and Director of Equity Management of RSMC and WTIM. Prior to joining RSMC in 2004, Mr. Macey served as the Director of Research at KPMG Investment Advisors from 2001 to 2004. He also served as Chief Investment Officer for American Financial Advisors, LLC from 2001 to 2004 and as a Portfolio Manager at Macey-Holland & Co., LLC from 1996 to 2001.


     ADRIAN CRONJE, PH.D., CFA is a Vice President and Director of Asset Allocation of RSMC and WTIM. Mr. Cronje joined RSMC in July 2005. Previously, he was Director, Deputy Head of Quantitative Equity Products at Schroder Investment Management Limited from October 1999 to June 2005.

     ANDREW H. HOPKINS, CFA, CPA is an Assistant Vice President of RSMC and WTIM. Mr. Hopkins joined RSMC in 1997 as a Securities Analyst covering the information technology sector.

     VINCENT F. RIGHTS is an Investment Officer of RSMC and WTIM. Mr. Rights joined RSMC in 2000 as a Securities Analyst.

SMALL-CAP CORE FUND

     The management of the Small-Cap Core Fund and its sub-advisers is the responsibility of a group of RSMC professionals, which makes its style allocation and sub-adviser investment decisions based, in part, upon asset allocation strategy models prepared by the Investment Strategy Team. The Investment Strategy Team is comprised of investment professionals at RSMC and its affiliates who meet regularly to formulate the asset allocation strategy models based upon various factors, including current market and economic conditions, for use by RSMC and its affiliates in their investment management activities.

     Each sub-adviser to the Small-Cap Core Fund makes the day-to-day investment decisions for the portion of the Fund's assets that it manages, subject to the supervision of RSMC and the Board of Trustees. Each sub-adviser continuously reviews, supervises and administers its own investment program. Below is a list of the staff of each of Roxbury and CRM.

     ROXBURY CAPITAL MANAGEMENT, LLC.

     STEVE MARSHMAN, CFA joined Roxbury in July 2002 and has thirteen years of investment management experience. Mr. Marshman is a member of Roxbury's Small-Cap Growth Investment Team.

From 1995 to 2002, Mr. Marshman was with Columbia Management Group ("Columbia") where he was a Portfolio Manager on the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on small/mid-cap securities. His responsibilities at Columbia also included management of Columbia's Technology Fund. Prior to joining Columbia, Mr. Marshman was a fighter pilot in the U.S. Air Force. He has a B.S. from the U.S. Air Force Academy and an M.B.A. from Golden Gate University.

     ROBERT MARVIN, CFA, CPA joined Roxbury in July 2002 and has thirteen years of investment management experience. Mr. Marvin is a member of Roxbury's Small-Cap Growth Investment Team. From 1998 to 2002, Mr. Marvin was with Columbia where he was a Portfolio Manager on the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on small/mid-cap securities. Prior to joining Columbia, he was Vice President and Consumer Analyst for The Seidler Companies, a Los Angeles based boutique research and brokerage firm. Mr. Marvin began his career at Deloitte & Touche where he earned his CPA and became a Senior Consultant. He has a B.S. from the University of California, Berkeley and an M.B.A. from UCLA.


     BRIAN SMOLUCH, CFA joined Roxbury in July 2002 and has ten years of investment management experience. Mr. Smoluch is a member of Roxbury's Small-Cap Growth Investment Team. From 1996 to 2002, Mr. Smoluch was with Columbia where he was a Portfolio Manager on the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on small/mid-cap securities. He has a B.S. from the University of Virginia and an M.B.A. from Harvard University.


     CRAMER ROSENTHAL MCGLYNN, LLC.

     Ronald H. McGlynn, Chairman & CEO and Jay B. Abramson, President & CIO are responsible for the overall management of the portion of the Small-Cap Core Fund managed by CRM. The portfolio managers who have responsibility for the day-to-day management of the portion of the Small-Cap Core Fund managed by CRM are set forth below.

     James P. Stoeffel and Terry Lally, CFA, are co-leaders of the team responsible for the management of the Small-Cap Value strategy at CRM.

     JAMES P. STOEFFEL, CPA joined CRM as a Vice President in March 2001 and is responsible for portfolio management and investment research. Prior to joining CRM, Mr. Stoeffel was the Director of Research at Palisade Capital Management from March 1999 to March 2001. Prior to that, he was Vice President in the Emerging Growth Stocks Research Group at Salomon Smith Barney from March 1993 to March 1999. He served as a Senior Financial Analyst/Assistant Treasurer with Ticor Title Insurance Co., and as an auditor. Mr. Stoeffel earned a B.A. from Washington & Lee University and an M.B.A. from New York University's Stern School of Business and is a Certified Public Accountant.

     TERRY LALLY, CFA is a Vice President of CRM and joined the firm in 2000. He is responsible for investment research. Prior to joining CRM, Mr. Lally worked for nine years at The Prudential in U.S. small-cap and emerging market equity analysis, corporate finance, and equity trading. Mr. Lally earned a B.B.A. from the University of Notre Dame in 1989, an M.B.A. from Harvard University in 1995, and is a Chartered Financial Analyst.

     The Funds' SAI provides additional information about the Fund managers' compensation, other accounts managed by the Fund managers and the Fund managers' ownership of securities in the Funds.

SERVICE PROVIDERS

     The chart below provides information on the Funds' primary service providers.

Asset Management                                Shareholder Services

         INVESTMENT ADVISER AND                      TRANSFER AGENT
             ADMINISTRATOR

    Rodney Square Management Corp.                      PFPC Inc.
       1100 North Market Street                      760 Moore Road
         Wilmington, DE 19890                   King of Prussia, PA 19406

    Manages each Fund's investment             Handles certain shareholder
     activities and oversees Fund                  services, including
   administration and other service           recordkeeping and statements,
              providers.                      payment of distributions and
                                               processing of buy and sell
                                                        requests.

                                 WT MUTUAL FUND

                         WILMINGTON LARGE-CAP CORE FUND
                        WILMINGTON LARGE-CAP GROWTH FUND
                         WILMINGTON LARGE-CAP VALUE FUND

                          WILMINGTON MID-CAP CORE FUND
                         WILMINGTON SMALL-CAP CORE FUND
                        WILMINGTON SMALL-CAP GROWTH FUND
                         WILMINGTON SMALL-CAP VALUE FUND

Fund Operations                                 Fund Asset Safe Keeping

         SUB-ADMINISTRATOR AND                          CUSTODIAN
           ACCOUNTING AGENT

               PFPC Inc.                        Wilmington Trust Company
         301 Bellevue Parkway                   1100 North Market Street
         Wilmington, DE 19809                     Wilmington, DE 19890

 Provides facilities, equipment and             Holds each Fund's assets,
personnel to carry out administrative       settles all portfolio trades and
  services related to each Fund and          collects most of the valuation
   calculates each Fund's NAV and             data required for calculating
           distributions.                      each Fund's NAV per share.

                       Distribution

                                   DISTRIBUTOR

                       Professional Funds Distributor, LLC
                                 760 Moore Road
                            King of Prussia, PA 19406

                         Distributes the Funds' Shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

     The price of each Fund's shares is based on the Fund's net asset value ("NAV"). The Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds' sub-administrator and accounting agent, PFPC Inc. ("PFPC"), determines the daily NAV per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

     Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. This policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to these procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

     PFPC determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time), on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

PURCHASE OF SHARES


     A Shares are offered on a continuous basis and are sold with a front-end sales charge. The minimum initial investment in A Shares is $1,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount.


FRONT-END SALES CHARGE


          In order to purchase A Shares, you will incur a front-end sales charge at the time of purchase (a "sales charge") based on the dollar amount of your purchase. The maximum initial sales charge is 3.50% of the offering price, which is reduced for purchases of $100,000 or more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reductions and Waivers". To obtain a breakpoint discount, you should inform the Fund (or your financial intermediary) at the time of purchase of the existence of all circumstances. Please provide the Fund (or your financial intermediary) with Fund account statements and the following information verifying your eligibility for a breakpoint discount:

     - Information or records regarding Fund shares held in all your accounts (e.g., retirement accounts) at your financial intermediary(ies); and

     - Information or records regarding Fund shares held at any financial intermediary by persons related to you, such as members of your family or household.


          The offering price for each Investor Share is the NAV plus the front-end sales charge. When you purchase A Shares in a Fund, the Fund will deduct the appropriate front-end sales charge and invest the remainder in A Shares of the Fund.



          A Shares are subject to an ongoing distribution (Rule 12b-1) fee of 0.25% of each Fund's average daily net assets attributable to A Shares. A Shares will not be subject to any contingent deferred sales charge ("CDSC" or "back-end sales charge") when they are redeemed. The sales charge is paid directly to the selling broker-dealer.


                             Sales Charge         Sales Charge
                          As a Percentage of   As a Percentage of
YOUR INVESTMENT             Offering Price       Your Investment
---------------           ------------------   ------------------
$1,000 up to $100,000            3.50%                3.63%
$100,000 up to $250,000          2.00%                2.04%
$250,000 up to $500,000          1.50%                1.52%
Over $500,000                    None                 None

SALES CHARGE REDUCTIONS AND WAIVERS


          REDUCING SALES CHARGES ON YOUR A SHARES. There are several ways you can combine multiple purchases of A Shares to take advantage of the breakpoints in the sales charge schedule. These can be combined in any manner:



     - Accumulation privilege - permits you to add the value of any A Shares that you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges.



     - Letter of intent - permits you to purchase A Shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. See the new account application and the Funds' SAI for terms and conditions.


          To use these privileges, discuss your eligibility with your financial consultant.


          NET ASSET VALUE PURCHASES. A Shares may be purchased at net asset value by:

     - Clients of financial consultants and broker-dealers who exchange their shares from an unaffiliated investment company that has a comparable sales charge, provided that such shares are purchased within sixty
          (60) days of the redemption and the exchange is effected through the same financial consultant;

     - Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with fifty (50) or more eligible employees and employer-sponsored benefit plans in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

     - Investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services;

     - "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the distributor or another broker-dealer or financial institution with respect to sales of a Fund's shares;

     - Current or retired trustees, officers and employees of the Trust, the distributor, the transfer agent, the Adviser and its affiliates, certain family members of the above persons, and trusts or plans primarily for such persons or their family members; and

     - Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the distributor.


          You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Funds' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Funds. If you wish to purchase Fund shares through your account at Wilmington Trust or through a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.



          The Funds' SAI further explains the front-end sales charge on the Funds' A Shares and is accessible, free of charge, on the Funds' website at www.wilmingtonfunds.com. If you would like additional information about each Fund's sales charges, you may also call (800) 336-9970.


     BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Equity Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:

Regular mail:             Overnight mail:
-------------             ---------------
Wilmington Equity Funds   Wilmington Equity Funds
c/o PFPC Inc.             c/o PFPC Inc.
P.O. Box 9828             101 Sabin Street
Providence, RI 02940      Pawtucket, RI 02860-1427

     BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

     ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day. Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders. It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

REDEMPTION OF SHARES


     You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or through a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.


     REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list is shown under the heading "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first; however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including: (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts;
(ii) shares redeemed (A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring,
(E) to
effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; or (iii) shares converted from one share class to another in the same Fund.

     FREQUENT PURCHASES AND REDEMPTIONS: The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fees set forth above and the related exchange fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing." Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

     Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Also, because some of the Funds invest in small-cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in such Fund's shares to take advantage of the market pricing inefficiency of such small-cap stocks, may result in dilution in the value of Fund shares held by long-term investors. Short-term trading in such small-cap stocks may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small-cap stocks.

     There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or if it is detected, to prevent its recurrence. The ability of the Funds and their agents to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to the Funds or their agents regarding underlying beneficial owners of Fund shares.


     BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.



     Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:


Regular mail:             Overnight mail:
-------------             ---------------
Wilmington Equity Funds   Wilmington Equity Funds
c/o PFPC Inc.             c/o PFPC Inc.
P.O. Box 9828             101 Sabin Street
Providence, RI 02940      Pawtucket, RI 02860-1427

     BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

     ADDITIONAL INFORMATION REGARDING REDEMPTIONS: The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. Among the reasons for this are days where the Exchange may be closed, when an emergency exists that makes it difficult to execute portfolio transactions or by the order of the Securities and Exchange Commission for the protection of Fund shareholders. Other events could cause a delay as well.

     Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.


     In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.


     If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

     SMALL ACCOUNTS: If the value of your investment in a Fund falls below $500, you may be asked to increase your balance. If after 60 days the account value is still below $500, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $500 solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

EXCHANGE OF SHARES

     You may exchange all or a portion of your shares in a Fund for A Shares of the following funds ("Wilmington Funds"):

     Wilmington ETF Allocation Fund
     Wilmington Aggressive Asset Allocation Fund
     Wilmington Moderate Asset Allocation Fund
     Wilmington Conservative Asset Allocation Fund




     Wilmington Short/Intermediate-Term Bond Fund
     Wilmington Broad Market Bond Fund
     Wilmington Municipal Bond Fund




     Wilmington Large-Cap Core Fund
     Wilmington Large-Cap Value Fund
     Wilmington Large-Cap Growth Fund
     Wilmington Mid-Cap Core Fund
     Wilmington Small-Cap Core Fund
     Wilmington Small-Cap Value Fund
     Wilmington Small-Cap Growth Fund
     Wilmington Multi-Manager Large-Cap Fund

     Wilmington Multi-Manager Mid-Cap Fund
     Wilmington Multi-Manager Small-Cap Fund
     Wilmington Multi-Manager International Fund
     Wilmington Multi-Manager Real Asset Fund

     Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

     Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $500 in a shareholder's account.

     FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.


     Prospectuses for A Shares of the other Wilmington Funds may be obtained free of charge, on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.


DISTRIBUTIONS

     Distributions from the net investment income, if any, of each Fund are declared and paid quarterly to you. Any net capital gain realized by a Fund will be distributed annually.

     Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

     As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While a Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. The Funds' distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. If the Fund has dividend income that qualifies as qualified dividend income, as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum amount allowable will be designated by the Fund and such amount will be taxable to individual shareholders at a stated maximum rate of 15%. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

     The Funds' distributions of a net capital gain, if any, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if Fund shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

     It is a taxable event for you if you sell or exchange shares of any Fund. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

     STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

     This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in the Funds' SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

     Professional Funds Distributor, LLC manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates.

DISTRIBUTION FEES


     The A Shares of each Fund have a distribution plan under Rule 12b-1 that allows a Fund to pay a fee to the Distributor for the sale and distribution of A Shares, and for services provided to shareholders of A Shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum distribution fee that a Fund can charge is 0.25% of a Fund's A Shares average daily net assets.


SUB-TRANSFER AGENCY FEES

     The Board of Trustees has authorized each Fund to pay sub-transfer agency fees to compensate shareholder service providers who maintain a service relationship with shareholders of a Fund. Service activities provided by service providers under this plan include: (a) answering shareholders inquiries; (b) assisting in designating and changing dividend options, account designations and addresses; (c) establishing and maintaining shareholders' accounts and records;
(d) assisting in processing Fund share purchase, exchange and redemption transactions; (e) arranging for the wiring of funds relating to transactions in Fund shares; (f) transmitting and receiving funds in connection with shareholder orders to purchase, exchange or redeem shares; (g) verifying and guaranteeing shareholder signatures in connection with redemption orders, transfers among and changes in shareholder-designated accounts; (h) providing periodic statements showing a shareholder's account balances; (i) furnishing on behalf of the Funds' distributor periodic statements and confirmations of all purchases, exchanges and redemptions of Fund shares; (j) transmitting proxy statements, annual reports, updating prospectuses and other communications from the Funds to shareholders; (k) receiving, tabulating and transmitting to the Funds proxies executed by shareholders; (l) providing reports containing state-by-state listings of the principal residences of the beneficial owners of Fund shares;
(m) completing all customer identification procedures in relation to the shareholders under the Funds' anti-money laundering program; (n) providing to shareholders all privacy notices and (o) providing other services requested by shareholders of the Funds' shares. RSMC may provide services to some shareholders of the Funds' shares and receive a sub-transfer agency fee or may remit all or a portion of such fees to a broker or other financial institution which has contracted with the Funds ("Intermediaries").

ADDITIONAL PAYMENTS

     RSMC and its affiliates (other than the Funds) may pay, out of their own assets, compensation to Intermediaries in connection with the sale and distribution of Fund shares and/or shareholder services. These payments ("Additional Payments") would be in addition to the payments by the Funds described in this Prospectus for distribution (Rule 12b-1) and sub-transfer agency. These Additional Payments may take the form of "due diligence" payments for an Intermediary's examination of the Funds and payments for providing extra employee training and information relating to the Fund; "listing" fees for the placement of the Funds on an Intermediary's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Funds; "marketing support" fees for providing assistance in promoting the sale of the Funds' shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, RSMC and its affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder administration, servicing and processing fees paid by the Funds. The Additional Payments made by RSMC and its affiliates may be: (a) a fixed dollar amount; (b) based on the number of customer accounts maintained by an Intermediary; (c) based on a percentage of the value of shares sold to or held by, customers of the Intermediary involved; or (d) calculated on another basis. The Additional Payments may be different for different Intermediaries.

SHARE CLASSES


The Funds issue A Shares and Institutional Shares. Each class of shares bears a pro-rata portion of a Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. A Shares pay a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase A Shares.

                              FOR MORE INFORMATION

     FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on the Funds' portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

     Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:

          WT Mutual Fund
          c/o PFPC Inc.
          101 Sabin Street
          Pawtucket, RI 02860-1427
          (800) 336-9970
          9:00 a.m. to 5:00 p.m. Eastern time


     The Funds' SAI and annual and semi-reports are accessible, free of charge, on the Funds' website at http://www.wilmingtonfunds.com. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.


     FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800) 336-9970.

            The investment company registration number is 811-08648.

                         WILMINGTON LARGE-CAP CORE FUND
                        WILMINGTON LARGE-CAP GROWTH FUND
                         WILMINGTON LARGE-CAP VALUE FUND
                          WILMINGTON MID-CAP CORE FUND
                         WILMINGTON SMALL-CAP CORE FUND
                        WILMINGTON SMALL-CAP GROWTH FUND
                         WILMINGTON SMALL-CAP VALUE FUND

                                OF WT MUTUAL FUND
                              INSTITUTIONAL SHARES


                        PROSPECTUS DATED NOVEMBER 1, 2006


     This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

     Please note that these Funds:

          -    are not bank deposits

          - are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

          -    are not federally insured

          - are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other governmental agency

          -    are not guaranteed to achieve their goal(s)

     These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

                                FUND DESCRIPTIONS

A look at the goals, strategies, risks, expenses and financial history of each Fund.

Summary...................................................................    1
Performance Information...................................................    3
Fees and Expenses.........................................................   11
Example...................................................................   12
Investment Objective......................................................   13
Principal Investment Strategies...........................................   13
Additional Risk Information...............................................   16
Financial Highlights......................................................   18

                            MANAGEMENT OF THE FUNDS

Details about the service providers.

Investment Adviser........................................................   25
Sub-Advisers..............................................................   25
Fund Managers.............................................................   26
Service Providers.........................................................   28

                            SHAREHOLDER INFORMATION

Policies and instructions for opening, maintaining and closing an account in any of the Funds.

Pricing of Shares.........................................................   29
Purchase of Shares........................................................   29
Redemption of Shares......................................................   30
Exchange of Shares........................................................   33
Distributions.............................................................   34
Taxes.....................................................................   34

                            DISTRIBUTION ARRANGEMENTS

Details on the Funds' distribution arrangements and share classes.

Share Classes.............................................................   35

FOR MORE INFORMATION......................................................   36

                         WILMINGTON LARGE-CAP CORE FUND
                        WILMINGTON LARGE-CAP GROWTH FUND
                         WILMINGTON LARGE-CAP VALUE FUND
                          WILMINGTON MID-CAP CORE FUND
                         WILMINGTON SMALL-CAP CORE FUND
                        WILMINGTON SMALL-CAP GROWTH FUND
                         WILMINGTON SMALL-CAP VALUE FUND

                              INSTITUTIONAL SHARES

                                FUND DESCRIPTIONS


SUMMARY

Investment Objective            The WILMINGTON LARGE-CAP CORE FUND, the
                                WILMINGTON LARGE-CAP VALUE FUND, the WILMINGTON
                                MID-CAP CORE FUND, the WILMINGTON SMALL-CAP CORE
                                FUND, the WILMINGTON SMALL-CAP GROWTH FUND and
                                the WILMINGTON SMALL-CAP VALUE FUND each seek
                                long-term capital appreciation.

                                The WILMINGTON LARGE-CAP GROWTH FUND seeks superior long-term growth of capital.

Investment Focus                Equity (or equity-related) securities

Share Price Volatility          High

Primary Investment Strategies   The WILMINGTON LARGE-CAP CORE FUND invests at
                                least 80% of its assets in a diversified
                                portfolio of U.S. equity (or equity-related)
                                securities of large-cap companies. The Fund's
                                investment adviser employs a combined growth and
                                value investment approach and invests in stocks
                                of companies with characteristics the investment
                                adviser believes are attractive to the equity
                                securities marketplace.

                                The WILMINGTON LARGE-CAP GROWTH FUND invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity-related) securities of large-cap companies. The Fund's investment adviser employs a growth investment approach and invests in stocks of companies with growth characteristics.

                                The WILMINGTON LARGE-CAP VALUE FUND invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity-related) securities of large-cap companies. The Fund's investment adviser employs a value investment approach and invests in stocks of companies with value characteristics.

                                The WILMINGTON MID-CAP CORE FUND invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity-related) securities of mid-cap companies. The Fund's investment adviser employs a combined growth and value investment approach and invests in stocks of companies with characteristics the investment adviser believes are attractive to the equity securities marketplace.

                                The WILMINGTON SMALL-CAP CORE FUND invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity-related) securities of small-cap companies.

                                The WILMINGTON SMALL-CAP GROWTH FUND invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity-related) securities of small-cap companies. The Fund's investment adviser employs a growth investment approach and invests in stocks of companies with growth characteristics.

                                The WILMINGTON SMALL-CAP VALUE FUND invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity-related) securities of small-cap companies. The Fund's investment adviser employs a value investment approach and invests in stocks of companies with value characteristics.

Principal Risks                 The Funds are subject to the risks summarized
                                below and further described under the heading
                                "Additional Risk Information."

                                - An investment in a Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other governmental agency.

                                - It is possible to lose money by investing in a Fund. There is no guarantee that the stock market or the stocks that a Fund holds will increase in value.

                                -    A Fund's share price will fluctuate in
                                     response to changes in the market value of the Fund's investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.

                                -    Growth-oriented investments may be more
                                     volatile than the rest of the U.S. stock market as a whole.

                                -    A value-oriented investment approach is
                                     subject to the risk that a security
                                     believed to be undervalued does not
                                     appreciate in value as anticipated.

                                - Small-capitalization companies may be more vulnerable to adverse business or economic developments than large companies, and their securities may be less liquid and more volatile than securities of larger companies.

                                - The performance of a Fund will depend on whether the investment adviser is successful in pursuing its investment strategy.

Investor Profile                Investors who want the value of their investment
                                to grow and who are willing to accept more
                                volatility for the possibility of higher
                                returns.

PERFORMANCE INFORMATION

                         WILMINGTON LARGE-CAP CORE FUND


     The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Class Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing how the Fund's average annual total returns for one year, five years and 10 years, before and after taxes, compare with those of the S&P 500 Index, which is a broad measure of market performance. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                               (PERFORMANCE GRAPH)

PERFORMANCE YEARS   RETURNS
-----------------   -------
       1996          16.56%
       1997          26.13%
       1998          29.66%
       1999          22.41%
       2000         -11.47%
       2001         -17.55%
       2002         -27.95%
       2003          25.85%
       2004           5.41%
       2005           9.13%


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2006: 2.89%



   BEST QUARTER         WORST QUARTER
------------------   --------------------
      21.62%                -17.98%
(December 31,1998)   (September 30, 2002)


LARGE-CAP CORE FUND - INSTITUTIONAL SHARES
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005


                                                                        1 YEAR   5 YEARS   10 YEARS
                                                                        ------   -------   --------
Return Before Taxes                                                      9.13%    -2.97%     5.92%
Return After Taxes on Distributions(1)                                   8.81%    -3.46%     4.64%
Return After Taxes on Distributions and Sale of Shares(1)                5.92%     4.64%     4.59%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)(2)    4.91%     0.54%     9.07%


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The S&P 500 Index, a widely recognized, unmanaged index of common stock prices, is Standard & Poor's Composite Index of 500 Stocks.

                        WILMINGTON LARGE-CAP GROWTH FUND


     The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Class Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing how the Fund's average annual total returns for one, five and ten years, before and after taxes, compare with those of the Russell 1000 Growth Index, a broad measure of market performance. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Until February 23, 1998, the Fund invested in both large and small capitalization securities. Currently, the Fund invests primarily in large capitalization equity securities with growth characteristics. Accordingly, the Fund's historical performance may not reflect its current investment practices. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                               (PERFORMANCE GRAPH)

PERFORMANCE YEARS   RETURNS
-----------------   -------
       1996          24.25%
       1997          27.50%
       1998          23.58%
       1999          48.10%
       2000         -21.09%
       2001         -33.06%
       2002         -30.37%
       2003          26.65%
       2004           2.17%
       2005           9.74%


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2006: -0.90%



   BEST QUARTER         WORST QUARTER
-------------------   ----------------
       41.39%              -25.62%
(December 31, 1999)   (March 31, 2001)

LARGE-CAP CORE FUND - INSTITUTIONAL SHARES
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005


                                                              1 YEAR   5 YEARS   10 YEARS
                                                              ------   -------   --------
Return Before Taxes                                            9.74%    -7.92%     4.24%
Return After Taxes on Distributions(1)                         9.72%    -7.95%     2.43%
Return After Taxes on Distributions and Sale of Shares(1)      6.33%    -6.57%     3.37%
Russell 1000 Growth Index (reflects no deductions for fees,
   expenses or taxes)(2)                                       5.27%    -3.58%     6.73%


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


(2) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity markets. The Indices are unmanaged and reflect the reinvestment of dividends.

                         WILMINGTON LARGE-CAP VALUE FUND


     The bar chart and performance table below illustrate the risks and volatility of an investment in Institutional Class Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing how the Fund's average annual total returns for one year, five years and ten years, before and after taxes, compare with those of the Russell 1000 Value Index, a broad measure of market performance. This performance information includes the performance of the Fund's predecessor, the Value Stock Fund, a collective investment fund. The Value Stock Fund's performance has been included for periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Fund (i.e., adjusted to reflect expenses, absent investment advisory fee waivers). The Value Stock Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the "1940 Act") and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the "Code"). If the Value Stock Fund had been registered under the 1940 Act, its performance may have been different. Total return would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                               (PERFORMANCE GRAPH)

PERFORMANCE YEARS   RETURNS
-----------------   -------
       1996          21.86%
       1997          24.55%
       1998          -2.75%
       1999           3.02%
       2000          19.15%
       2001          -5.14%
       2002         -28.06%
       2003          25.79%
       2004          15.12%
       2005           3.49%


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2006: 6.00%



  BEST QUARTER        WORST QUARTER
---------------   --------------------
     17.84%              -19.03%
(June 30, 2003)   (September 30, 2002)

LARGE-CAP VALUE FUND - INSTITUTIONAL SHARES
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005


                                                                                    SINCE
                                                             1 YEAR   5 YEARS   JUNE 29, 1998   10 YEARS(1)
                                                             ------   -------   -------------   -----------
Return Before Taxes                                           3.49%    0.45%        2.41%         6.36%(2)
Return After Taxes on Distributions(3)                        3.12%    0.04%        1.91%          N/A
Return After Taxes on Distributions and Sale of Shares (3)    2.27%    0.17%        1.91%          N/A
Russell 1000 Value Index (reflects no deductions for fees,
   expenses or taxes)(4)                                      7.05%    5.28%        5.87%        10.94%


(1) For periods prior to June 29, 1998, the Fund's predecessor, the Value Stock Fund, operated as a collective investment fund. As a collective investment fund, the Value Stock Fund was treated differently than the Fund for federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.

(2) This performance information reflects the performance of the Fund and its predecessor, the Value Stock Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Fund.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


(4) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to book ratios and lower forecasted growth values. The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity markets. The Indices are unmanaged and reflect the reinvestment of dividends.

                         WILMINGTON SMALL-CAP CORE FUND



     The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Class Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing how the Fund's average annual total returns for one year, five years and since inception, before and after taxes, compare with those of the Russell 2000 Index, a broad measure of market performance. This performance information includes the performance of the Fund's predecessor, the Small Cap Stock Fund, a collective investment fund. The Small Cap Stock Fund's performance has been included for the periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Fund (i.e., adjusted to reflect expenses, absent investment advisory fee waivers). The Small Cap Stock Fund was not registered as a mutual fund under the 1940 Act and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Code. If the Small Cap Stock Fund had been registered under the 1940 Act, its performance may have been different. Total return would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


             ANNUAL TOTAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION

                               (PERFORMANCE GRAPH)

PERFORMANCE YEARS   RETURNS
-----------------   -------
       1999          21.86%
       2000           2.31%
       2001          -1.37%
       2002         -23.91%
       2003          32.59%
       2004          12.83%
       2005           7.01%


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2006: 3.91%



  BEST QUARTER         WORST QUARTER
----------------   --------------------
     22.89%               -22.01%
(March 31, 2000)   (September 30, 2001)

SMALL-CAP CORE FUND - INSTITUTIONAL SHARES
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005






                                                                                    SINCE
                                                                                  INCEPTION
                                                            1 YEAR   5 YEARS   (JUNE 29, 1998)
                                                            ------   -------   ---------------
Return Before Taxes                                          7.01%    3.74%         4.66%
Return After Taxes on Distributions(1)                       5.47%    3.23%         3.94%
Return After Taxes on Distributions and Sale of Shares(1)    5.46%    3.09%         3.84%
Russell 2000 Index (reflects no deductions for fees,
   expenses or taxes)(2)                                     4.55%    8.22%         6.86%






(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



(2) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Indices are unmanaged and reflect the reinvestment of dividends.

                        WILMINGTON SMALL-CAP GROWTH FUND





     Performance information for the Small-Cap Growth Fund is not provided because the Fund commenced operations on December 20, 2005 and, therefore does not yet have a full calendar year of performance.


                         WILMINGTON SMALL-CAP VALUE FUND





     Performance information for the Small-Cap Value Fund is not provided because the Fund commenced operations on December 20, 2005 and, therefore does not yet have a full calendar year of performance.



                          WILMINGTON MID-CAP CORE FUND



     Performance information for the Mid-Cap Core Fund is not provided because the Fund commenced operations on December 20, 2005 and, therefore does not yet have a full calendar year of performance.

FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of a Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                       Institutional
                                                           Shares
                                                       -------------
Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)                      None
Maximum deferred sales charge                               None
Maximum sales charge imposed on reinvested dividends
   (and other distributions)                                None
Redemption fee(1)                                           1.00%
Exchange fee(1)                                             1.00%

(1) Institutional Shares are subject to a 1.00% fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                                                   Mid-Cap
                                       Large-Cap         Large-Cap     Large-Cap     Core
                                       Core Fund        Growth Fund   Value Fund     Fund
                                       ---------        -----------   ----------   -------
Management fees                           0.60%             0.60%        0.60%       0.70%
Distribution (Rule 12b-1)
   fees                                   None              None         None        None
Other expenses                            0.54%             0.55%        0.46%       4.54%
TOTAL ANNUAL FUND OPERATING EXPENSES      1.14%             1.15%        1.06%       5.24%
Waivers/reimbursements                   -0.34%(1),(2)     -0.02%(1)    -0.02%(1)   -4.24%(1),(2)
NET EXPENSES                              0.80%(1),(2)      1.13%(1)     1.04%(1)    1.00%(1),(2)


                                       Small-Cap     Small-Cap         Small-Cap
                                       Core Fund    Growth Fund       Value Fund
                                       ---------    -----------       ----------
Management fees                           0.83%         0.75%             0.75%
Distribution (Rule 12b-1)
   fees                                   None          None              None
Other expenses                            0.53%         7.42%            17.28%
TOTAL ANNUAL FUND OPERATING EXPENSES      1.36%         8.17%            18.03%
Waivers/reimbursements                   -0.02%(1)     -7.12%(1),(2)    -16.98%(1),(2)
NET EXPENSES                              1.34%(1)      1.05%(1),(2)      1.05%(1),(2)


(1) The sub-administrator and accounting agent has a contractual obligation through September 2008 to waive certain flat rate fees associated with a Fund with average daily net assets below $75 million.


(2) The investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse for other expenses to the extent that "Total Annual Fund Operating Expenses" for the Large-Cap Core Fund, Mid-Cap Core Fund, Small-Cap Growth Fund and Small-Cap Value Fund excluding class-specific expenses (such as Rule 12b-1, shareholder service or transfer agency fees) exceed 0.80%, 1.00%, 1.05% and 1.05%, respectively, through June 30, 2011.

EXAMPLE

     This Example is intended to help you compare the cost of investing in Institutional Class Shares of each Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

          -    you reinvested all dividends and other distributions;

          -    the average annual return was 5%;

          - the Fund's total operating expenses (reflecting contractual waivers or reimbursements) are charged and remain the same over the time periods; and

          - you redeemed all of your investment at the end of each time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


INSTITUTIONAL SHARES    1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------   ------   -------   -------   --------
Large-Cap Core Fund      $ 82      $255      $444     $1,215
Large-Cap Growth Fund    $115      $361      $629     $1,394
Large-Cap Value Fund     $106      $333      $581     $1,290
Mid-Cap Core Fund        $102      $318      $552     $3,721
Small-Cap Core Fund      $136      $427      $741     $1,631
Small-Cap Growth Fund    $107      $334      $579     $5,159
Small-Cap Value Fund     $107      $334      $579     $8,468


The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns of Institutional Shares, either past or future.

INVESTMENT OBJECTIVE

     The WILMINGTON LARGE-CAP CORE FUND, the WILMINGTON LARGE-CAP VALUE FUND, the WILMINGTON MID-CAP CORE Fund, the WILMINGTON SMALL-CAP CORE FUND, the WILMINGTON SMALL-CAP GROWTH FUND and the WILMINGTON SMALL-CAP VALUE FUND each seek long-term capital appreciation. The WILMINGTON LARGE-CAP GROWTH FUND seeks superior long-term growth of capital.

     The investment objective for each of the Large-Cap Core Fund, the Mid-Cap Core Fund, the Small-Cap Growth Fund and the Small-Cap Value Fund may be changed without shareholder approval. The investment objective for each of the Large-Cap Growth Fund, Large-Cap Value Fund and the Small-Cap Core Fund may not be changed without shareholder approval.

     There is no guarantee that any Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

     The Funds' investment adviser, Rodney Square Management Corporation ("RSMC"), seeks securities that it believes possess growth or value characteristics attractive to institutional and retail investors. The selection of individual securities is based on a proprietary methodology that employs a disciplined analysis of multiple factors, including liquidity, profitability, risk, valuation, price history and analysts' earnings estimates. RSMC may rotate each Fund's holdings among various market sectors based on economic analysis of the overall business cycle.





     The WILMINGTON LARGE-CAP CORE FUND, under normal market conditions, invests at least 80% of its assets in a diversified portfolio of common or preferred stock of U.S. companies that have attractive growth or value characteristics with market capitalizations at the time of purchase of at least $2 billion or that are constituents of the Russell 1000 Index.






     The WILMINGTON LARGE-CAP GROWTH FUND invests at least 80% of its assets in a diversified portfolio of U.S. equity or equity-related securities of large-cap companies. RSMC employs a growth investment approach and invests in common or preferred stock of U.S. companies that have attractive growth characteristics with market capitalizations at the time of purchase of at least $2 billion or that are constituents of the Russell 1000 Growth Index.



     The WILMINGTON LARGE-CAP VALUE FUND invests at least 80% of its assets in a diversified portfolio of U.S. equity or equity-related securities of large-cap companies. RSMC employs a value investment approach and invests in common or preferred stock of U.S. companies that have attractive value characteristics with market capitalizations at the time of purchase of at least $2 billion or that are constituents of the Russell 1000 Value Index.



     The WILMINGTON MID-CAP CORE FUND invests at least 80% of its assets in a diversified portfolio of U.S. equity or equity-related securities of mid-cap companies. RSMC employs a growth and value investment approach and invests in common or preferred stock of U.S. companies that have attractive growth or value characteristics with market capitalizations at the time of purchase similar to those in the Russell Midcap Index and the S&P MidCap 400 Index.


     The WILMINGTON SMALL-CAP CORE FUND invests at least 80% of its assets in equity securities of small-cap companies. The Fund currently employs a multi-manager approach utilizing RSMC and two sub-advisers with differing investment philosophies to manage a portion of the Fund's assets under the general supervision of RSMC.

     Under normal market conditions, the Fund will invest in common or preferred stock of U.S. corporations that have attractive growth or value characteristics with a market capitalization at the time of purchase that is no more than that of the largest stock in the Russell 2000 or S&P 600 Index.






     RSMC allocates a portion of the Fund's assets between two sub-advisers which employ alternatively growth-oriented and value-oriented stock selection techniques. RSMC does not allocate assets according to a predetermined percentage. Instead, RSMC regularly determines the appropriate allocation. When making these decisions, RSMC considers a variety of quantitative and qualitative components. RSMC will use returns-based and holdings-based style analysis tools to assess and to maintain style neutrality within the Fund. RSMC will consider the investment style, process, past results and expected future returns of each sub-adviser. RSMC may also consider proprietary research provided by the investment sub-advisers. RSMC is responsible for determining and adjusting the percentages allocated to the sub-advisers and may reallocate assets between the sub-advisers at any time.


     The multi-manager arrangement is expected to take advantage of the experience of RSMC and the sub-advisers. This multiple investment approach is designed to give the Fund broad exposure to small-cap companies in the U.S. equity markets. The successful performance of a sub-adviser will be diminished by the less successful performance of the other sub-adviser. There can be no guarantee that the expected advantage of the multi-manager arrangement will be achieved.

     PRINCIPAL INVESTMENT STRATEGIES OF THE SUB-ADVISERS TO THE SMALL-CAP CORE FUND. Below is a discussion on the principal investment strategies of each of the Fund's sub-advisers.

     Roxbury Capital Management, LLC ("Roxbury"). Under normal market conditions, Roxbury will direct the Fund's investment in the following equity or equity-related securities:


          - common stocks of U.S. companies that have strong growth characteristics or are undervalued in the marketplace relative to underlying profitability and have a market capitalization which, at the time of purchase, is equal to or less than the capitalization of the largest stock in the S&P SmallCap 600 Index ("small-cap companies")


          - options on, or securities convertible (such as convertible preferred stock, convertible bonds, warrants and debentures) into, the common stock of small-cap companies

          -    options on indices of the common stock of small-cap companies

          - contracts for either the future delivery, or payment in respect of the future market value, of certain indices of the common stock of small-cap companies, and options upon such futures contracts


     As of September 30, 2006, the market capitalization of the companies that make up the S&P SmallCap 600 Index was between $50 million and $3.06 billion. Due to market price adjustments or other events after the time of purchase, it is possible that an investment's market capitalization may drift above or below this range. Roxbury may also direct the Fund's investment in certain option and financial futures contracts ("derivatives") and foreign securities, including ADRs.


     Roxbury uses a bottom up approach to identify new investment opportunities and to evaluate existing investments on an ongoing basis to determine continued suitability. Roxbury selects stocks it believes exhibit consistent, above-average growth prospects. Through research and its understanding of business fundamentals, Roxbury seeks to identify companies with sound economic business models, reputable managements, strong competitive positions, and the ability to grow their businesses in a variety of economic environments. Additionally, all investments undergo a valuation analysis to estimate their risk/reward characteristics.

     Cramer Rosenthal McGlynn, LLC ("CRM"). Under normal market conditions, CRM will direct the Fund's investment in a diversified portfolio of the following equity or equity-related securities that are judged by CRM to be undervalued in the marketplace relative to underlying profitability of the issuer:


          - common and preferred stocks of U.S. companies that have market capitalizations, at the time of purchase, equal to those in the Russell 2000 Value Index and are publicly traded on a U.S. securities market


          - securities convertible (such as convertible preferred stock and convertible bonds) into the common stock of small-cap companies

          -    warrants


     The market capitalization range of the Russell 2000 Value Index changes constantly; as of September 30, 2006, the range was from $62 million to $2.495 billion.


     CRM uses a value investment strategy whereby it seeks to identify changes that are material to a company's operations, outlook and prospects. CRM is attracted to companies that it believes will look different tomorrow -- operationally, financially, managerially -- when compared to today. This type of dynamic change often creates confusion and misunderstanding that can result in the securities of a company being "neglected by investors" and undervalued relative to its future prospects and peer companies. CRM believes that, over time, the market place will eventually recognize the impact of these changes. Examples of change for which CRM looks include mergers, acquisitions, divestitures, restructurings, change of management, new market/product/means of production/distribution and regulatory change.


     For cash management purposes, the Small-Cap Core Fund may maintain cash reserves and invest in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations, and commercial paper) consistent with the foregoing investment policy.



     The WILMINGTON SMALL-CAP GROWTH FUND invests at least 80% of its assets in a diversified portfolio of U.S. equity or equity-related securities of small-cap companies. RSMC employs a growth investment approach and invests in common or preferred stock of U.S. companies that have attractive growth characteristics with market capitalizations at the time of purchase similar to those in the Russell 2000 Growth Index and the S&P SmallCap 600/Barra Growth Index.



     The WILMINGTON SMALL-CAP VALUE FUND invests at least 80% of its assets in a diversified portfolio of U.S. equity or equity-related securities of small-cap companies. RSMC employs a value investment approach and invests in common or preferred stock of U.S. companies that have attractive value characteristics with market capitalizations at the time of purchase similar to those in the Russell 2000 Value Index and the S&P SmallCap 600/Barra Value Index.


     EACH OF THE FUNDS. The frequency of portfolio transactions and each Fund's turnover rate will vary from year to year depending on the market. A higher turnover rate may increase transaction costs (i.e., brokerage commissions) and may cause adverse tax consequences for a Fund's shareholders. With frequent trading activity, a greater proportion of any dividends paid out by a Fund will be characterized as ordinary income, which is taxed at higher rates than long-term capital gains. Such factors may have the effect of lowering overall Fund performance.

     In order to respond to adverse market, economic, political or other conditions, the Funds may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade or higher. The result of this action may be that a Fund will be unable to achieve its investment objective.

     Each Fund may use other strategies and engage in other investment practices, which are more fully described in the Statement of Additional Information ("SAI") which is available on the Funds' website at http://www.wilmingtonfunds.com.

ADDITIONAL RISK INFORMATION

     The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds'
SAI:

          - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

          - DERIVATIVES RISK: Some of a Fund's investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Fund's total assets may be committed or exposed to derivative strategies.

          - FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country not normally associated with investing in the U.S. markets.

          - GROWTH INVESTING RISK: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole.

          - VALUE INVESTING RISK: The risk that investments in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

          - SMALL/MID-CAP RISK: Small-cap and mid-cap companies may be more vulnerable than larger companies to adverse business or economic developments. These companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies.

          - LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

          - OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

          - VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than they can be sold.

          - ALLOCATION RISK: The risk that the investment adviser will make less than optimal or poor asset allocation decisions to the sub-advisers of the Small-Cap Core Fund. To the extent that the investment adviser allocates more assets to one sub-adviser, the performance of that sub-adviser will have a greater effect on the Fund's performance. It is possible that RSMC will focus on one sub-adviser that performs poorly or underperforms the other sub-adviser under various market conditions.

FINANCIAL HIGHLIGHTS


     The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years, or if shorter, the period of the Fund's operation. Certain information reflects financial results for a single Institutional Share of a Fund. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund assuming reinvestment of all dividends and other distributions. Financial highlights have been audited by Ernst & Young, LLP, whose report, along with each Fund's financial statements, is included in the Annual Report, which is available without charge on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970.


LARGE-CAP CORE FUND - INSTITUTIONAL SHARES


                                                          For the Fiscal Years Ended June 30
                                                  -------------------------------------------------
                                                    2006        2005      2004      2003      2002
                                                  -------     -------   -------   -------   -------
NET ASSET VALUE - BEGINNING OF YEAR ...........     15.61     $ 14.87   $ 13.14   $ 13.68   $ 18.17
                                                  -------     -------   -------   -------   -------
INVESTMENT OPERATIONS:
Net investment income .........................      0.14(1)     0.45      0.10      0.15      0.11
   Net realized and unrealized gain (loss) on
      investments .............................      0.86        0.65      1.78     (0.55)    (4.15)
                                                  -------     -------   -------   -------   -------
      Total from investment operations ........      1.00        1.10      1.88     (0.40)    (4.04)
                                                  -------     -------   -------   -------   -------
DISTRIBUTIONS:
   From net investment income .................     (0.25)      (0.36)    (0.15)    (0.11)    (0.08)
   From net realized gains ....................        --          --        --     (0.03)    (0.37)
                                                  -------     -------   -------   -------   -------
      Total distributions .....................     (0.25)      (0.36)    (0.15)    (0.14)    (0.45)
                                                  -------     -------   -------   -------   -------
NET ASSET VALUE - END OF YEAR .................   $ 16.36     $ 15.61   $ 14.87   $ 13.14   $ 13.68
                                                  =======     =======   =======   =======   =======
TOTAL RETURN ..................................      6.41%       7.51%    14.38%    (2.86)%  (22.66)%
RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL
DATA: (2)
   Expenses:
      Including expense limitations ...........      0.80%       0.80%     0.80%     0.80%     0.80%
      Excluding expense limitations ...........      1.14%       1.43%     1.13%     1.05%     1.00%
   Net investment income ......................      0.85%       1.16%     0.73%     1.04%     0.64%
Portfolio turnover rate .......................        91%        113%       27%       50%       68%
Net assets at the end of year (000 omitted) ...   $51,896     $26,829   $58,794   $61,380   $80,831



----------
(1) The net investment income per share was calculated using the average shares outstanding method.



(2) For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - Large-Cap Core Series (the "Series"), and the portfolio turnover rate reflects the investment activity of the Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

LARGE-CAP GROWTH FUND (1)- INSTITUTIONAL SHARES


                                                             For the Fiscal Years Ended June 30
                                                   ------------------------------------------------------
                                                     2006         2005(1)     2004      2003        2002
                                                   -------        -------   -------   -------     -------
NET ASSET VALUE - BEGINNING OF YEAR ............   $ 10.31        $  9.93   $  8.73   $  8.70     $ 12.69
                                                   -------        -------   -------   -------     -------
INVESTMENT OPERATIONS:
   Net investment income .......................        --(2, 4)     0.03      0.01        --(2)       --(2)
   Net realized and unrealized gain (loss) on
      investments ..............................      0.42           0.38      1.20      0.03       (3.99)
                                                   -------        -------   -------   -------     -------
      Total from investment operations .........      0.42           0.41      1.21      0.03       (3.99)
                                                   -------        -------   -------   -------     -------
DISTRIBUTIONS:
   From net investment income ..................        --(2)       (0.03)    (0.01)       --          --
                                                   -------        -------   -------   -------     -------
      Total distributions ......................        --          (0.03)    (0.01)       --          --
                                                   -------        -------   -------   -------     -------
NET ASSET VALUE - END OF YEAR ..................   $ 10.73        $ 10.31   $  9.93   $  8.73     $  8.70
                                                   =======        =======   =======   =======     =======
TOTAL RETURN ...................................      4.12%          4.09%    13.86%     0.35%     (31.44)%
RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL
   DATA:(3)
   Expenses:
      Including expense limitations ............      1.13%          1.10%     0.98%     0.95%       0.85%
      Excluding expense limitations ............      1.15%          1.15%     1.01%     0.98%       0.85%
   Net investment income (loss) ................     (0.01)%         0.28%     0.08%    (0.02)%     (0.04)%
Portfolio turnover rate ........................       129%           230%       87%       51%         75%
Net assets at the end of year (000 omitted) ....   $50,321        $35,809   $49,418   $58,620     $76,892


----------
(1) Effective December 15, 2004, Rodney Square Management Corporation replaced Roxbury Capital Management, LLC as the Adviser to the Large-Cap Growth Fund.

(2)  Less than $0.01 per share.

(3) For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income (loss) ratios include expenses allocated from the master fund, WT Investment Trust I - WT Large-Cap Growth Series (the "Series"), and the portfolio turnover rate reflects the investment activity of the Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.


(4) The net investment income (loss) per share was calculated using the average shares outstanding method.

LARGE-CAP VALUE FUND - INSTITUTIONAL SHARES


                                                                   For the Fiscal Years Ended June 30
                                                           -------------------------------------------------
                                                             2006        2005      2004      2003      2002
                                                           -------     -------   -------   -------   -------
NET ASSET VALUE - BEGINNING OF YEAR ....................   $ 10.16     $  9.45   $  8.19   $  8.20   $ 11.13
                                                           -------     -------   -------   -------   -------
INVESTMENT OPERATIONS:
   Net investment income ...............................      0.10(2)     0.12      0.08      0.06      0.07
   Net realized and unrealized gain (loss) on
      investments ......................................      0.81        0.70      1.26      0.01     (2.68)
                                                           -------     -------   -------   -------   -------
      Total from investment operations .................      0.91        0.82      1.34      0.07     (2.61)
                                                           -------     -------   -------   -------   -------
DISTRIBUTIONS:
   From net investment income ..........................     (0.16)      (0.11)    (0.08)    (0.07)    (0.09)
   From net realized gains .............................        --          --        --     (0.01)    (0.23)
                                                           -------     -------   -------   -------   -------
      Total distributions ..............................     (0.16)      (0.11)    (0.08)    (0.08)    (0.32)
                                                           -------     -------   -------   -------   -------
NET ASSET VALUE - END OF YEAR ..........................   $ 10.91     $ 10.16   $  9.45   $  8.19   $  8.20
                                                           =======     =======   =======   =======   =======
TOTAL RETURN ...........................................      8.99%       8.66%    16.47%     0.92%   (24.02)%
RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:(1)
   Expenses:
      Including expense limitations ....................      1.04%       1.02%     1.00%     1.06%     0.92%
      Excluding expense limitations ....................      1.06%       1.05%     1.03%     1.13%     0.93%
   Net investment income ...............................      0.91%       1.13%     0.94%     0.93%     0.66%
   Portfolio turnover rate .............................       129%         28%       26%       87%      100%
Net assets at the end of year (000 omitted) ............    42,421     $47,968   $51,729   $47,301   $52,064



----------
(1) For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - Large-Cap Value Series (the "Series"), and the portfolio turnover rate reflects the investment activity of the Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.



(2) The net investment income per share was calculated using the average shares outstanding method.

MID-CAP CORE FUND - INSTITUTIONAL SHARES


                                                            For the Period
                                                         December 20, 2005(1)
                                                        through June 30, 2006
                                                        ---------------------
NET ASSET VALUE - BEGINNING OF PERIOD ...............         $10.00
                                                              ------
INVESTMENT OPERATIONS:
   Net investment income(2) .........................           0.03
   Net realized and unrealized gain on investments ..           0.05
                                                              ------
      Total from investment operations ..............           0.08
                                                              ------
DISTRIBUTIONS:
   From investment income ...........................          (0.02)
                                                              ------
      Total distributions ...........................          (0.02)
                                                              ------
NET ASSET VALUE - END OF PERIOD .....................         $10.06
                                                              ======
TOTAL RETURN ........................................           0.83%**
RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations .................           1.00%*
      Excluding expense limitations .................           5.24%*
   Net investment income ............................           0.64%*
Portfolio turnover rate .............................             63%**
Net assets at the end of period (000 omitted) .......         $5,965



----------
*    Annualized.



**   Not annualized.


(1) The Mid-Cap Core Fund commenced operations on December 20, 2005. Thus, the financial highlights shown reflect less than a full year of performance.


(2) The net investment income per share was calculated using the average shares outstanding method.

SMALL-CAP CORE FUND - INSTITUTIONAL SHARES


                                                                For the Fiscal Year Ended June 30
                                                        ------------------------------------------------
                                                          2006      2005      2004      2003      2002
                                                        -------   -------   -------   -------   --------
NET ASSET VALUE - BEGINNING OF YEAR .................   $ 10.63   $ 10.75   $  8.59   $  9.15   $  10.63
                                                        -------   -------   -------   -------   --------
INVESTMENT OPERATIONS:
   Net investment loss(1) ...........................     (0.07)    (0.07)    (0.07)    (0.02)        --(2)
   Net realized and unrealized gain (loss)
      on investments ................................      1.48      0.67      2.23     (0.54)     (1.47)
                                                        -------   -------   -------   -------   --------
      Total from investment operations ..............      1.41      0.60      2.16     (0.56)     (1.47)
                                                        -------   -------   -------   -------   --------
DISTRIBUTIONS:
   From net investment income .......................     (0.26)       --        --        --      (0.01)
   From net realized gains ..........................     (0.49)    (0.72)       --        --         --
                                                        -------   -------   -------   -------   --------
      Total distributions ...........................     (0.75)    (0.72)       --        --      (0.01)
                                                        -------   -------   -------   -------   --------
NET ASSET VALUE - END OF YEAR .......................   $ 11.29   $ 10.63   $ 10.75   $  8.59   $   9.15
                                                        =======   =======   =======   =======   ========
TOTAL RETURN ........................................     13.65%     5.65%    25.15%    (6.12)%   (13.84)%
RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:(3)
   Expenses:
      Including expense limitations .................      1.34%     1.27%     1.19%     1.00%      0.89%
      Excluding expense limitations .................      1.36%     1.29%     1.21%     1.01%      0.89%
   Net investment loss ..............................     (0.70)%   (0.69)%   (0.74)%   (0.21)%    (0.03)%
Portfolio turnover rate .............................       142%       15%      142%       62%        44%
Net assets at the end of year (000 omitted) .........   $48,750   $53,510   $73,324   $73,700   $106,915



----------
(1) The net investment loss per share was calculated using the average shares outstanding method.


(2)  Less than $0.01 per share.


(3) For the periods presented through November 30, 2003, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment loss ratios include expenses allocated from the master fund, WT Investment Trust I - Small Cap Core Series (the "Series"), and the portfolio turnover rate reflects the investment activity of the Series. For the period December 1, 2003 through June 30, 2005, the Fund operated in a "fund-of-funds" structure. The expense and the net investment income (loss) ratios during this period include expenses allocated from the underlying funds, WT Investment Trust I - Small Cap Growth Series and WT Investment Trust I - Small Cap Value Series, and the portfolio turnover rate reflects the Fund's investment activity. Effective July 1, 2005, the Fund no longer operates in a "fund-of-funds" structure.

SMALL-CAP GROWTH FUND - INSTITUTIONAL SHARES


                                                     For the Period
                                                      December 20,
                                                         2005(1)
                                                      through June
                                                        30, 2006
                                                     --------------
NET ASSET VALUE - BEGINNING OF PERIOD ............      $10.00
                                                        ------
INVESTMENT OPERATIONS:
   Net investment loss(2) ........................       (0.01)
   Net realized and unrealized gain
      on investments .............................        0.34
                                                        ------
      Total from investment operations ...........        0.33
                                                        ------
NET  ASSET VALUE - END OF PERIOD .................      $10.33
                                                        ======
TOTAL RETURN .....................................        3.30%**
RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations ..............        1.05%*
      Excluding expense limitations ..............        8.17%*
   Net investment loss ...........................       (0.25)%*
Portfolio turnover rate ..........................          55%**
Net assets at the end of period (000 omitted) ....      $3,343


----------
*    Annualized.


**   Not annualized.



(1) The Small-Cap Growth Fund commenced operations on December 20, 2005. Thus, the financial highlights shown reflect less than a full year of performance.



(2) The net investment loss per share was calculated using the average shares outstanding method.

SMALL-CAP VALUE FUND - INSTITUTIONAL SHARES


                                                     For the Period
                                                      December 20,
                                                         2005(1)
                                                      through June
                                                        30, 2006
                                                     --------------
NET ASSET VALUE - BEGINNING OF PERIOD ............      $10.00
                                                        ------
INVESTMENT OPERATIONS:
   Net investment income(2) ......................        0.05
   Net realized and unrealized gain
      on investments .............................        0.36
                                                        ------
      Total from investment operations ...........        0.41
                                                        ------
DISTRIBUTIONS:
   From investment income ........................       (0.03)
                                                        ------
      Total distributions ........................       (0.03)
                                                        ------
NET ASSET VALUE - END OF PERIOD ..................      $10.38
                                                        ======
TOTAL RETURN .....................................        4.13%**
RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations ..............        1.05%*
      Excluding expense limitations ..............       18.03%*
   Net investment income .........................        0.92%*
Portfolio turnover rate ..........................          60%**
Net assets at the end of period (000 omitted) ....      $1,371


----------
*    Annualized.


**   Not annualized.



(1) The Small-Cap Value Fund commenced operations on December 20, 2005. Thus, the financial highlights shown reflect less than a full year of performance.



(2) The net investment income per share was calculated using the average shares outstanding method.

                             MANAGEMENT OF THE FUNDS

     The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

INVESTMENT ADVISER


     RSMC, 1100 North Market Street, Wilmington, Delaware 19890, serves as investment adviser to each of the Funds. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of each Fund in accordance with its investment objective, policies and limitations. Presently, RSMC provides services exclusively to investment companies sponsored by it or its affiliates. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. As of September 30, 2006, RSMC had approximately $6.15 billion in assets under management.



     For the fiscal year ended June 30, 2006, RSMC or its affiliates, received from the Funds the following advisory fees, after waivers and reimbursements, as a percentage of average daily net assets:



Large-Cap Core Fund     0.29%
Large-Cap Growth Fund   0.60%
Large-Cap Value Fund    0.60%
Small-Cap Core Fund     0.83%





     With respect to the Mid-Cap Core Fund, RSMC is entitled to receive an annual investment advisory fee, paid monthly as a percentage of average daily net assets, of 0.70% of the first $1 billion in assets, 0.65% of the next $1 billion in assets, and 0.60% of assets over $2 billion.

     With respect to the Small-Cap Growth Fund and Small-Cap Value Fund, RSMC is entitled to receive an annual investment advisory fee, paid monthly as a percentage of average daily net assets, of 0.75% of the first $1 billion in assets, 0.70% of the next $1 billion in assets, and 0.65% of assets over $2 billion.




     WTIM may receive a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee. The fee shall be payable monthly as soon as practicable after the last day of each month.

SUB-ADVISERS


     CRM, located at 520 Madison Avenue, New York, New York 10022, serves as a sub-adviser to the Small-Cap Core Fund. As a sub-adviser, CRM has the responsibility for directing a portion of the Fund's investments, subject to the direction of RSMC. CRM and its predecessors have managed equity investments for mutual funds, corporate pension funds, educational, community, religious and private endowments and foundations as well as for individuals in a value-oriented style across a broad range of market capitalizations, and has been in business for more than thirty years. As of September 30, 2006, CRM had approximately $9.6 billion of assets under management.

     Roxbury, located at 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401, serves as a sub-adviser for the Small-Cap Core Fund. As a sub-adviser, Roxbury has the responsibility for directing a portion of the Fund's investments, subject to the direction of RSMC. Roxbury has provided investment advisory services in a growth style to mutual funds and other institutional accounts including corporations, unions and pension accounts, foundations, and endowments as well as to individuals. As of September 30, 2006, Roxbury had assets under management of approximately $3.1 billion.


FUND MANAGERS

ALL FUNDS

     The day-to-day management of each Fund is the responsibility of a team of RSMC investment professionals. Below is a list of the staff of RSMC.


     REX P. MACEY, CFA, CIMA, CFP is Vice President and Director of Equity Management of RSMC and WTIM. Prior to joining RSMC in 2004, Mr. Macey served as the Director of Research at KPMG Investment Advisors from 2001 to 2004. He also served as Chief Investment Officer for American Financial Advisors, LLC from 2001 to 2004 and as a Portfolio Manager at Macey-Holland & Co., LLC from 1996 to 2001.


     ADRIAN CRONJE, PH.D., CFA is a Vice President and Director of Asset Allocation of RSMC and WTIM. Mr. Cronje joined RSMC in July 2005. Previously, he was Director, Deputy Head of Quantitative Equity Products at Schroder Investment Management Limited from October 1999 to June 2005.

     ANDREW H. HOPKINS, CFA, CPA is an Assistant Vice President of RSMC and WTIM. Mr. Hopkins joined RSMC in 1997 as a Securities Analyst covering the information technology sector.

     VINCENT F. RIGHTS is an Investment Officer of RSMC and WTIM. Mr. Rights joined RSMC in 2000 as a Securities Analyst.

SMALL-CAP CORE FUND

     The management of the Small-Cap Core Fund and its sub-advisers is the responsibility of a group of RSMC professionals, which makes its style allocation and sub-adviser investment decisions based, in part, upon asset allocation strategy models prepared by the Investment Strategy Team. The Investment Strategy Team is comprised of investment professionals at RSMC and its affiliates who meet regularly to formulate the asset allocation strategy models based upon various factors, including current market and economic conditions, for use by RSMC and its affiliates in their investment management activities.

     Each sub-adviser to the Small-Cap Core Fund makes the day-to-day investment decisions for the portion of the Fund's assets that it manages, subject to the supervision of RSMC and the Board of Trustees. Each sub-adviser continuously reviews, supervises and administers its own investment program. Below is a list of the staff of each of Roxbury and CRM.

     ROXBURY CAPITAL MANAGEMENT, LLC.

     STEVE MARSHMAN, CFA joined Roxbury in July 2002 and has thirteen years of investment management experience. Mr. Marshman is a member of Roxbury's Small-Cap Growth Investment Team. From 1995 to 2002, Mr. Marshman was with Columbia Management Group ("Columbia") where he was a Portfolio Manager on the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on small/mid-cap securities. His responsibilities at Columbia also included management of Columbia's Technology Fund. Prior to joining

Columbia, Mr. Marshman was a fighter pilot in the U.S. Air Force. He has a B.S. from the U.S. Air Force Academy and an M.B.A. from Golden Gate University.

     ROBERT MARVIN, CFA, CPA joined Roxbury in July 2002 and has thirteen years of investment management experience. Mr. Marvin is a member of Roxbury's Small-Cap Growth Investment Team. From 1998 to 2002, Mr. Marvin was with Columbia where he was a Portfolio Manager on the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on small/mid-cap securities. Prior to joining Columbia, he was Vice President and Consumer Analyst for The Seidler Companies, a Los Angeles based boutique research and brokerage firm. Mr. Marvin began his career at Deloitte & Touche where he earned his CPA and became a Senior Consultant. He has a B.S. from the University of California, Berkeley and an M.B.A. from UCLA.


     BRIAN SMOLUCH, CFA joined Roxbury in July 2002 and has over ten years of investment management experience. Mr. Smoluch is a member of Roxbury's Small-Cap Growth Investment Team. From 1996 to 2002, Mr. Smoluch was with Columbia where he was a Portfolio Manager on the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on small/mid-cap securities. He has a B.S. from the University of Virginia and an M.B.A. from Harvard University.


     CRAMER ROSENTHAL MCGLYNN, LLC.

     Ronald H. McGlynn, Chairman & CEO and Jay B. Abramson, President & CIO are responsible for the overall management of the portion of the Small-Cap Core Fund managed by CRM. The portfolio managers who have responsibility for the day-to-day management of the portion of the Small-Cap Core Fund managed by CRM are set forth below.

     James P. Stoeffel and Terry Lally, CFA, are co-leaders of the team responsible for the management of the Small-Cap Value strategy at CRM.

     JAMES P. STOEFFEL, CPA joined CRM as a Vice President in March 2001 and is responsible for portfolio management and investment research. Prior to joining CRM, Mr. Stoeffel was the Director of Research at Palisade Capital Management from March 1999 to March 2001. Prior to that, he was Vice President in the Emerging Growth Stocks Research Group at Salomon Smith Barney from March 1993 to March 1999. He served as a Senior Financial Analyst/Assistant Treasurer with Ticor Title Insurance Co., and as an auditor. Mr. Stoeffel earned a B.A. from Washington & Lee University and an M.B.A. from New York University's Stern School of Business and is a Certified Public Accountant.

     TERRY LALLY, CFA is a Vice President of CRM and joined the firm in 2000. He is responsible for investment research. Prior to joining CRM, Mr. Lally worked for nine years at The Prudential in U.S. small-cap and emerging market equity analysis, corporate finance, and equity trading. Mr. Lally earned a B.B.A. from the University of Notre Dame in 1989, an M.B.A. from Harvard University in 1995, and is a Chartered Financial Analyst.

     The Funds' SAI provides additional information about the Fund managers' compensation, other accounts managed by the Fund managers and the Fund managers' ownership of securities in the Funds.

SERVICE PROVIDERS

     The chart below provides information on the Funds' primary service providers.

Asset                                   Shareholder
Management                              Services

    INVESTMENT ADVISER AND                      TRANSFER AGENT
         ADMINISTRATOR
                                                  PFPC Inc.
Rodney Square Management Corp.                  760 Moore Road
   1100 North Market Street               King of Prussia, PA 19406
     Wilmington, DE 19890

Manages each Fund's investment           Handles certain shareholder
 activities and oversees Fund                 services, including
administration and other                recordkeeping and statements,
      service providers.                 payment of distributions and
                                          processing of buy and sell
                                                  requests.

                                 WT MUTUAL FUND

                         WILMINGTON LARGE-CAP CORE FUND

                        WILMINGTON LARGE-CAP GROWTH FUND

                         WILMINGTON LARGE-CAP VALUE FUND

                          WILMINGTON MID-CAP CORE FUND

                         WILMINGTON SMALL-CAP CORE FUND

                        WILMINGTON SMALL-CAP GROWTH FUND

                         WILMINGTON SMALL-CAP VALUE FUND

Fund                                    Fund Asset
Operations                              Safe Keeping

     SUB-ADMINISTRATOR AND                        CUSTODIAN
       ACCOUNTING AGENT
                                           Wilmington Trust Company
           PFPC Inc.                       1100 North Market Street
     301 Bellevue Parkway                    Wilmington, DE 19890
     Wilmington, DE 19809

Provides facilities, equipment            Holds each Fund's assets,
  and personnel to carry out             settles all portfolio trades
   administrative services                 and collects most of the
   related to each Fund and              valuation data required for
calculates each Fund's NAV and           calculating each Fund's NAV
        distributions.                            per share.

                       Distribution

                                   DISTRIBUTOR

                       Professional Funds Distributor, LLC
                                 760 Moore Road
                            King of Prussia, PA 19406

                         Distributes the Funds' Shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

     The price of each Fund's shares is based on the Fund's net asset value ("NAV"). The Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds' sub-administrator and accounting agent, PFPC Inc. ("PFPC"), determines the daily NAV per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

     Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. This policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to these procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

     PFPC determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time), on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

PURCHASE OF SHARES

     Fund shares are offered on a continuous basis and are sold without sales charges. The minimum initial investment in Institutional Shares of each Fund is $500,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.


     You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Funds' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Funds. If you wish to purchase Fund shares through your account at Wilmington Trust or through a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.


     BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Equity Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:

Regular mail:             Overnight mail:
-------------             ---------------
Wilmington Equity Funds   Wilmington Equity Funds
c/o PFPC Inc.             c/o PFPC Inc.
P.O. Box 9828             101 Sabin Street
Providence, RI 02940      Pawtucket, RI 02860-1427

     BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire and, if making an initial purchase, to also obtain an account number.

     ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day. Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders. It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

REDEMPTION OF SHARES


     You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or through a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.


     REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list is shown under the heading "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first; however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including: (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts;
(ii) shares redeemed (A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders,
(D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; or (iii) shares converted from one share class to another in the same Fund.

     FREQUENT PURCHASES AND REDEMPTIONS: The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fees set forth above and the related exchange fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing." Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

     Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Also, because some of the Funds invest in small-cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in such Fund's shares to take advantage of the market pricing inefficiency of such small-cap stocks, may result in dilution in the value of Fund shares held by long-term investors. Short-term trading in such small-cap stocks may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small-cap stocks.

     There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or if it is detected, to prevent its recurrence. The ability of the Funds and their agents to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to the Funds or their agents regarding underlying beneficial owners of Fund shares.


     BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.



     Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:


Regular mail:             Overnight mail:
-------------             ---------------
Wilmington Equity Funds   Wilmington Equity Funds
c/o PFPC Inc.             c/o PFPC Inc.
P.O. Box 9828             101 Sabin Street
Providence, RI 02940      Pawtucket, RI 02860-1427

     BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

     ADDITIONAL INFORMATION REGARDING REDEMPTIONS: The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. Among the reasons for this are days where the Exchange may be closed, when an emergency exists that makes it difficult to execute portfolio transactions or by the order of the Securities and Exchange Commission for the protection of Fund shareholders. Other events could cause a delay as well.

     Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.


     In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares. If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).


     SMALL ACCOUNTS: If the value of your investment in a Fund falls below $50,000, you may be asked to increase your balance. If after 60 days the account value is still below $50,000, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $50,000 solely as a result of a reduction in your account's market value. The minimum account balance for accounts existing prior to November 1, 2005 is $500. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

EXCHANGE OF SHARES

     You may exchange all or a portion of your shares in a Fund for Institutional Shares of the following funds ("Wilmington Funds"):

          Wilmington Aggressive Asset Allocation Fund
          Wilmington Moderate Asset Allocation Fund
          Wilmington Conservative Asset Allocation Fund
          Wilmington ETF Allocation Fund
          Wilmington Prime Money Market Fund
          Wilmington U.S. Government Money Market Fund
          Wilmington Tax-Exempt Money Market Fund
          Wilmington Short/Intermediate-Term Bond Fund
          Wilmington Broad Market Bond Fund
          Wilmington Municipal Bond Fund




          Wilmington Large-Cap Core Fund
          Wilmington Large-Cap Value Fund
          Wilmington Large-Cap Growth Fund
          Wilmington Mid-Cap Core Fund
          Wilmington Small-Cap Core Fund
          Wilmington Small-Cap Value Fund
          Wilmington Small-Cap Growth Fund
          Wilmington Multi-Manager Large-Cap Fund
          Wilmington Multi-Manager Mid-Cap Fund
          Wilmington Multi-Manager Small-Cap Fund
          Wilmington Multi-Manager International Fund
          Wilmington Multi-Manager Real Asset Fund

     Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

     Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $50,000 in a shareholder's account.

     FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

     Prospectuses for Institutional Shares of the other Wilmington Funds may be obtained, free of charge, on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.

DISTRIBUTIONS

     Distributions from the net investment income, if any, of each Fund are declared and paid quarterly to you. Any net capital gain realized by a Fund will be distributed annually.

     Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

     As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While a Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. The Funds' distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. If the Fund has dividend income that qualifies as qualified dividend income, as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum amount allowable will be designated by the Fund and such amount will be taxable to individual shareholders at a stated maximum rate of 15%. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

     The Funds' distributions of a net capital gain, if any, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if Fund shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

     It is a taxable event for you if you sell or exchange shares of any Fund. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

     STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

     This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in the Funds' SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

     Professional Funds Distributor, LLC manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates.

SHARE CLASSES


     The Funds issue Institutional Shares and A Shares. Each class of shares bears a pro-rata portion of a Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. A Shares pay a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase A Shares.

                              FOR MORE INFORMATION

     FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on the Funds' portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

     Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:

          WT Mutual Fund
          c/o PFPC Inc.
          101 Sabin Street
          Pawtucket, RI 02860-1427
          (800) 336-9970
          9:00 a.m. to 5:00 p.m. Eastern time


     The Funds' SAI and annual and semi-reports are accessible, free of charge, on the Funds' website at http://www.wilmingtonfunds.com. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.


     FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800) 336-9970.

            The investment company registration number is 811-08648.

                     WILMINGTON MULTI-MANAGER LARGE-CAP FUND
                      WILMINGTON MULTI-MANAGER MID-CAP FUND
                     WILMINGTON MULTI-MANAGER SMALL-CAP FUND
                   WILMINGTON MULTI-MANAGER INTERNATIONAL FUND
                    WILMINGTON MULTI-MANAGER REAL ASSET FUND

                                OF WT MUTUAL FUND


                                    A SHARES



                        PROSPECTUS DATED NOVEMBER 1, 2006


          This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

          Please note that these Funds:

               -    are not bank deposits

               - are not obligations of, or guaranteed or endorsed by, Wilmington Trust Company or any of its affiliates

               -    are not federally insured

               - are not obligations of, or guaranteed or endorsed or otherwise supported by, the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other governmental agency

               -    are not guaranteed to achieve their goal(s)


          A Shares of the Funds are offered with a front-end sales charge except for certain persons eligible to purchase A Shares at Net Asset Value. See "Sales Charge Reductions and Waivers."


          These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS


                             FUND DESCRIPTIONS

A look at the goals, strategies, risks, expenses and financial history of each Fund.

Summary....................................................................    1
Performance Information....................................................    4
Fees and Expenses..........................................................   15
Example....................................................................   16

                     ADDITIONAL INVESTMENT INFORMATION

Investment Objective.......................................................   17
Principal Investment Strategies............................................   17
Additional Risk Information................................................   30
Financial Highlights.......................................................   34

                          MANAGEMENT OF THE FUNDS

Details about the service providers.

Investment Adviser.........................................................   39
Fund Management............................................................   40
Service Providers..........................................................   49

                          SHAREHOLDER INFORMATION

Policies and instructions for opening, maintaining and closing an account in any of the Funds.

Pricing of Shares..........................................................   50
Purchase of Shares.........................................................   50
Front-End Sales Charge.....................................................   51
Redemption of Shares.......................................................   53
Exchange of Shares.........................................................   56
Distributions..............................................................   57
Taxes......................................................................   57

                         DISTRIBUTION ARRANGEMENTS

Details on the Funds' distribution arrangements, Rule 12b-1 fees and share classes.

Distribution Fees..........................................................   59
Sub-Transfer Agency Fees...................................................   59
Additional Payments........................................................   59
Share Classes..............................................................   60

FOR MORE INFORMATION.......................................................   61

                  WILMINGTON MULTI-MANAGER LARGE-CAP FUND
                   WILMINGTON MULTI-MANAGER MID-CAP FUND
                  WILMINGTON MULTI-MANAGER SMALL-CAP FUND
                WILMINGTON MULTI-MANAGER INTERNATIONAL FUND
                  WILMINGTON MULTI-MANAGER REAL ASSET FUND

                             FUND DESCRIPTIONS

SUMMARY

Investment Objective             -    The investment objective of each of
                                      WILMINGTON MULTI-MANAGER LARGE-CAP FUND,
                                      WILMINGTON MULTI-MANAGER MID-CAP FUND and
                                      WILMINGTON MULTI-MANAGER SMALL-CAP FUND is
                                      to achieve long-term capital appreciation.

                                 -    The investment objective of WILMINGTON
                                      MULTI-MANAGER INTERNATIONAL FUND is to
                                      achieve superior long-term capital
                                      appreciation.

                                 -    The investment objective of WILMINGTON
                                      MULTI-MANAGER REAL ASSET FUND is to
                                      achieve long-term preservation of capital with current income.

Investment Focus                 -    Equity or equity-related securities;
                                      Wilmington Multi-Manager Real Asset Fund's
                                      focus includes equity, debt and
                                      commodity/natural resource-related
                                      securities.

Share Price Volatility           -    High

Principal Investment             -    WILMINGTON MULTI-MANAGER LARGE-CAP FUND
Strategies                            (the "Large-Cap Fund") invests at least
                                      80% of its assets in a diversified
                                      portfolio of U.S. equity (or
                                      equity-related) securities of large-cap
                                      corporations.

                                 -    WILMINGTON MULTI-MANAGER MID-CAP FUND (the
                                      "Mid-Cap Fund") invests at least 80% of
                                      its assets in a diversified portfolio of U.S. equity (or equity-related) securities of mid-cap corporations.

                                 -    WILMINGTON MULTI-MANAGER SMALL-CAP FUND
                                      (the "Small-Cap Fund") invests at least
                                      80% of its assets in a diversified
                                      portfolio of U.S. equity (or
                                      equity-related) securities of small-cap
                                      corporations.

                                 -    WILMINGTON MULTI-MANAGER INTERNATIONAL
                                      FUND (the "International Fund") invests at least 85% of its assets in a diversified portfolio of equity (or equity-related) securities of foreign issuers.

                                 -    WILMINGTON MULTI-MANAGER REAL ASSET FUND
                                      (the "Real Asset Fund") under normal
                                      market conditions invests at least 80% of its

                                      net assets in "Real Return" assets
                                      consisting of (i) inflation-protected debt securities, (ii) real estate-related securities, and (iii) commodity/natural resource-related securities.

                                 -    Each Fund utilizes a multi-manager
                                      strategy in which the investment adviser allocates the Fund's assets among sub-advisers, or invests directly in exchange-traded funds ("ETFs"). Rodney
                                      Square Management Corporation ("RSMC")
                                      serves as each Fund's investment adviser.
                                      RSMC has delegated the responsibility of securities selection and portfolio management of the Funds to the following sub-advisers:

                                 For all Funds:      Wilmington Trust Investment
                                                     Management, LLC.

                                 Large-Cap Fund:     Armstrong Shaw Associates,
                                                     Inc., Montag & Caldwell,
                                                     Inc., First Quadrant, L.P.
                                                     and Parametric Portfolio
                                                     Associates LLC ("PPA").

                                 Mid-Cap Fund:       Bennett Lawrence
                                                     Management, LLC, Equity
                                                     Investment Corporation,
                                                     Robeco USA, L.L.C. and PPA.

                                 Small-Cap Fund:     Batterymarch Financial
                                                     Management, Inc.,
                                                     Systematic Financial
                                                     Management L.P. and PPA.

                                 International Fund: Goldman Sachs Asset
                                                     Management, L.P., Julius
                                                     Baer Investment Management,
                                                     LLC, The Boston Company
                                                     Asset Management, LLC and
                                                     Acadian Asset Management,
                                                     Inc.

                                 Real Asset Fund:    AEW Management and
                                                     Advisors, L.P., Real Estate
                                                     Management Services Group,
                                                     LLC and Standish Mellon
                                                     Asset Management Company
                                                     LLC.

Principal Risks                  The Funds are subject to the risks summarized
                                 below and further described under the heading
                                 "Additional Risk Information" in this
                                 prospectus.

                                 - An investment in a Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency.

                                 - It is possible to lose money by investing in a Fund. There is no guarantee that the stock market or the securities in which a Fund invests will increase in value.

                                 -    A Fund's share price will fluctuate in
                                      response to changes in the

                                      market value of its investments. Market
                                      value changes result from business or
                                      economic developments affecting an issuer as well as general market and economic conditions.

                                 - Because each Fund employs a multi-manager approach, the interplay of the various strategies employed by the investment adviser and sub-advisers may result in a Fund holding large positions in certain types of securities, industries or sectors, as a result of each sub-adviser's independent investment decisions, which may have a negative effect on performance or offset performance of a sub-adviser.

                                 -    Each Fund may use equity derivatives to
                                      pursue its investment objective. The use of derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives.
                                      These risks may cause a Fund to experience higher losses than a Fund that does not use derivatives.

                                 -    Small and mid-cap companies may be more
                                      vulnerable than large-cap companies to
                                      adverse business or economic developments, and their securities may be less liquid and more volatile.

                                 -    The International Fund is subject to
                                      additional risks of investing in foreign markets and is also subject to the risk of losses caused by changes in foreign currency exchange rates.

                                 -    Because the Real Asset Fund invests in
                                      companies related to the real estate and commodity industries, the value of the Real Asset Fund's shares may fluctuate more than the value of shares of a fund that invests in a broader range of securities.

                                 - The performance of each Fund will depend on whether or not the investment adviser or sub-adviser is successful in pursuing its investment strategy.

Investor Profile                 -    Investors who want the value of their
                                      investment to grow and who are willing to
                                      accept more volatility for the possibility
                                      of higher returns.

PERFORMANCE INFORMATION

                     WILMINGTON MULTI-MANAGER LARGE-CAP FUND


          The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund for the past two calendar years and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the Russell 1000(R) Index and the S&P 500(R) Index, both broad measures of market performance. The performance shown in the bar chart and performance table are for the Institutional Shares of the Fund, which are offered in a separate prospectus. However, A Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses.



          A Shares are subject to a maximum front-end sales charge of 3.50% and a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares. Had such fees been deducted for A Shares, the returns would be less. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


           ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION

                              (PERFORMANCE GRAPH)

PERFORMANCE
   YEAR
-----------
2004          10.18%
2005           5.48%




       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2006: 5.96%



    BEST QUARTER          WORST QUARTER
-------------------   --------------------
       8.88%                 -2.08%
(December 31, 2004)   (September 30, 2004)

                                                                                             Since
LARGE-CAP FUND-INSTITUTIONAL SHARES(1)                                                     Inception
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005                            1 Year   (July 1, 2003)
----------------------------------------------------                            ------   --------------
Return Before Taxes                                                              5.48%       10.13%
Return After Taxes on Distributions(2)                                           4.71%        9.68%
Return After Taxes on Distributions and Sale of Fund Shares(2)                   4.25%        8.56%
Russell 1000(R) Index (reflects no deductions for fees, expenses or taxes)(3)    6.27%       13.38%
S&P 500(R) Index (reflects no deductions for fees, expenses or taxes)(4)         4.91%       12.40%



(1) A Shares are subject to a maximum front-end sales charge of 3.50% and a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares. Had such fees been deducted for A Shares, the returns would be less than those shown.



(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



(3) The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.



(4) The S&P 500(R) Index is a capitalization-weighted index consisting of 500 publicly traded U.S. companies selected by the Standard & Poor's Index Committee from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total market value of their outstanding shares.

                      WILMINGTON MULTI-MANAGER MID-CAP FUND


          The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund for the past two calendar years and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the Russell MidCap(R) Index and the S&P MidCap 400(R) Index, both broad measures of market performance. The performance shown in the bar chart and performance table are for the Institutional Shares of the Fund, which are offered in a separate prospectus. However, A Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses.



          A Shares are subject to a maximum front-end sales charge of 3.50% and a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares. Had such fees been deducted for A Shares, the returns would be less. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


           ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION

                               (PERFORMANCE GRAPH)

PERFORMANCE
   YEAR
-----------
2004          17.30%
2005           7.62%


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2006: 1.59%



    BEST QUARTER        WORST QUARTER
-------------------   ----------------
       11.59%              -3.09%
(December 31, 2004)   (March 31, 2005)

                                                                                               Since
MID-CAP FUND-INSTITUTIONAL SHARES(1)                                                         Inception
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005                              1 Year   (July 1, 2003)
----------------------------------------------------                              ------   --------------
Return Before Taxes                                                                7.62%       15.46%
Return After Taxes on Distributions(2)                                             5.62%       14.56%
Return After Taxes on Distributions and Sale of Fund Shares(2)                     7.38%       13.27%
Russell MidCap(R) Index (reflects no deductions for fees, expenses or taxes)(3)   12.65%       21.96%
S&P MidCap 400(R) Index (reflects no deductions for fees, expenses or taxes)(4)   12.56%       20.13%



(1) A Shares are subject to a maximum front-end sales charge of 3.50% and a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares. Had such fees been deducted for A Shares, the returns would be less than those shown.



(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



(3) The Russell MidCap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.



(4) The S&P MidCap 400(R) Index is a benchmark for performance measurement of the mid-capitalization segment of the U.S. equities market. The S&P MidCap 400(R) Index is a capitalization-weighted index consisting of 400 publicly traded U.S. companies selected by the Standard & Poor's Index Committee from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total market value of their outstanding shares. It covers approximately 7% of the U.S. equities market.

                     WILMINGTON MULTI-MANAGER SMALL-CAP FUND


          The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund for the past two calendar years and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the Russell 2000(R) Index and the S&P SmallCap 600(R) Index, both broad measures of market performance. The performance shown in the bar chart and performance table are for the Institutional Shares of the Fund, which are offered in a separate prospectus. However, A Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses.



          A Shares are subject to a maximum front-end sales charge of 3.50% and a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares. Had such fees been deducted for A Shares, the returns would be less. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


           ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION

                               (PERFORMANCE GRAPH)

PERFORMANCE
   YEAR
-----------
2004          18.22%
2005           5.42%


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2006: 3.71%



    BEST QUARTER        WORST QUARTER
-------------------   ----------------
       13.95%              -3.25%
(December 31, 2004)   (March 31, 2005)

                                                                                                 Since
SMALL-CAP FUND-INSTITUTIONAL SHARES(1)                                                         Inception
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005                                1 Year   (July 1, 2003)
----------------------------------------------------                                ------   --------------
Return Before Taxes                                                                  5.42%       17.38%
Return After Taxes on Distributions(2)                                               3.94%       16.35%
Return After Taxes on Distributions and Sale of Fund Shares(2)                       4.84%       14.66%
Russell 2000(R) Index (reflects no deductions for fees, expenses or taxes)(3)        4.55%       19.02%
S&P SmallCap 600(R) Index (reflects no deductions for fees, expenses or taxes)(4)    7.69%       21.38%



(1) A Shares are subject to a maximum front-end sales charge of 3.50% and a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares. Had such fees been deducted for A Shares, the returns would be less than those shown.



(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts.



(3) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.



(4) The S&P SmallCap 600(R) Index is a benchmark for performance measurement of the small-capitalization segment of the U.S. equities market. The S&P SmallCap 600(R) Index is a capitalization-weighted index consisting of 600 publicly traded U.S. companies selected by the Standard & Poor's Index Committee from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total market value of their outstanding shares. It covers approximately 3% of the U.S. equities market.

                   WILMINGTON MULTI-MANAGER INTERNATIONAL FUND


          The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing how the average annual total returns for one year, five years and ten years, before and after taxes, compare with those of the MSCI EAFE(R) Index, a broad measure of market performance. This performance includes the performance of the Fund's predecessor, the International Stock Fund, a collective investment fund. The International Stock Fund's performance has been included for periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Fund (i.e., adjusted to reflect expenses, absent investment advisory fee waivers). The International Stock Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the "1940 Act"), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the International Stock Fund had been registered under the 1940 Act, its performance may have been different. The performance shown in the bar chart and performance table are for the Institutional Shares of the Fund, which are offered in a separate prospectus. However, A Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses.



          A Shares are subject to a maximum front-end sales charge of 3.50% and a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares. Had such fees been deducted for A Shares, the returns would be less. Total returns of the Fund would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                               (PERFORMANCE GRAPH)

PERFORMANCE
   YEAR
-----------
1996            8.60%
1997            3.43%
1998           13.48%
1999           41.72%
2000          -15.60%
2001          -26.91%
2002          -18.10%
2003           33.95%
2004           22.10%
2005           14.21%

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2006: 14.45%



   BEST QUARTER           WORST QUARTER
-------------------   --------------------
      30.08%                 -19.24%
(December 31, 1999)   (September 30, 2002)

INTERNATIONAL FUND-INSTITUTIONAL SHARES(1)
AVERAGE ANNUAL TOTAL RETURNS AS OF                                        Since Inception
DECEMBER 31, 2005                                      1 Year   5 Years   (June 29, 1998)   10 Years(2)
-----------------------------------------------        ------   -------   ---------------   -----------
Return Before Taxes                                    14.21%    2.26%         3.85%          5.48%(3)
Return After Taxes on Distributions(4)                 12.60%    1.82%         2.67%           N/A
Return After Taxes on Distributions and Sale of Fund
   Shares(4)                                           10.52%    1.77%         2.83%           N/A
MSCI EAFE(R) Index (reflects no deductions for fees,
   expenses or taxes)(5)                               13.54%    4.55%         4.68%          5.84%



(1) A Shares are subject to a maximum front-end sales charge of 3.50% and a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares. Had such fees been deducted for A Shares, the returns would be less than those shown.



(2) For periods prior to June 29, 1998, the Fund's predecessor, the International Stock Fund, operated as a collective investment fund. As a collective investment fund, the International Stock Fund was treated differently than the Fund for federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.



(3) This performance information reflects the performance of the Fund and its predecessor, the International Stock Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Fund.



(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts.



(5) The MSCI EAFE(R) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. The MSCI EAFE(R) Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

                    WILMINGTON MULTI-MANAGER REAL ASSET FUND


          The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund for the past two calendar years and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of a blend of indices ("Blended Indices") and the National Association of Real Estate Investment Trusts(R) ("NAREIT(R)") Equity Index, a broad measure of market performance.


          On May 16, 2006, shareholders of the Fund approved a change to the Fund's investment objective whereby the Fund seeks to achieve long-term preservation of capital with current income. In conjunction with the change in the Fund's investment objective, the Trustees approved a change in the Fund's investment strategy to allocate its assets among "real return" assets consisting of (i) inflation-protected debt securities, (ii) real estate-related securities, and (iii) commodity/natural resource-related securities. Prior to that date the Fund sought to achieve long-term growth of capital and high current income through investing in real estate-related securities.


          The performance shown in the bar chart and performance table are for the Institutional Shares of the Fund, which are offered in a separate prospectus. However, A Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses.



          A Shares are subject to a maximum front-end sales charge of 3.50% and a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares. Had such fees been deducted for A Shares, the returns would be less. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


           ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION

                               (PERFORMANCE GRAPH)

PERFORMANCE
   YEAR
-----------
2004          28.49%
2005          13.20%

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2006: 12.47%



    BEST QUARTER        WORST QUARTER
-------------------   ----------------
       14.70%              -5.87%
(December 31, 2004)   (March 31, 2005)



                                                                                              Since
REAL ASSET FUND-INSTITUTIONAL SHARES(1)                                                     Inception
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005                             1 Year   (July 1, 2003)
----------------------------------------------------                             ------   --------------
Return Before Taxes                                                              13.20%       22.02%
Return After Taxes on Distributions(2)                                           11.01%       20.06%
Return After Taxes on Distributions and Sale of Fund Shares(2)                    9.72%       18.24%
Blended Indices (reflects no deductions for fees, expenses or taxes)(3)           9.62%       14.35%
NAREIT(R) Equity Index (reflects no deductions for fees, expenses or taxes)(4)   12.17%       25.86%



(1) A Shares are subject to a maximum front-end sales charge of 3.50% and a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares. Had such fees been deducted for A Shares, the returns would be less than those shown.



(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts.



(3) The Blended Indices are calculated by the investment adviser and represents the weighted return of 50% Lehman Brothers Treasury Inflation Protected Securities Index, 30% NAREIT Equity Index and 20% Dow Jones-AIG Commodity Index Total Return. The Lehman Brothers Treasury Inflation Protected Securities Index is an unmanaged index of publicly issued, U.S. Treasury inflation-protected securities that have at least 1 year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value. The NAREIT(R) Equity Index is a market-value weighted unmanaged index based upon the last closing price of the month for tax- qualified real estate investment trusts currently trading on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange. The Dow Jones-AIG Commodity Index(SM) is a rolling index composed of futures contracts on 19 physical commodities.



(4) The NAREIT(R) Equity Index is an unmanaged index of "equity REITS" that tracks the performance of tax-qualified REITs listed on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange. The NAREIT(R) Equity Index is a market-value weighted unmanaged index based upon the last closing price of the month for tax- qualified real estate investment trusts currently trading on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange.

FEES AND EXPENSES


          The table below shows the fees and expenses that you may pay if you buy and hold A Shares of a Fund. The expenses are shown as a percentage of its net assets.



SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)   A Shares
----------------------------------------------------------   --------
Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)(1)                      3.50%
Maximum deferred sales charge                                  None
Maximum sales charge imposed on reinvested dividends (and
   other distributions)                                        None
Redemption fee(2)                                              1.00%
Exchange fee(2)                                                1.00%



----------
(1) Lower front-end sales charges for A Shares may be available with the purchase of $100,000 or more. See "Front-End Sales Charge" for additional information.



(2) A Shares are subject to a 1.00% redemption fee or exchange fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" for additional information.


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                                              International   Real Asset
A SHARES                    Large-Cap Fund   Mid-Cap Fund    Small-Cap Fund        Fund          Fund
--------                    --------------   ------------    --------------   -------------   ----------
Management fees               0.73%            0.71%           0.95%             0.88%(1)      0.53%(2)
Distribution (Rule 12b-1)
   fees                       0.25%            0.25%           0.25%             0.25%         0.25%
Other expenses                0.30%            0.62%           0.55%             0.25%         0.35%
TOTAL ANNUAL FUND
   OPERATING EXPENSES         1.28%            1.58%           1.75%             1.38%         1.13%
Waivers/Reimbursements       (0.03)%(3, 4)    (0.18)%(3, 4)   (0.25)%(3, 4)     (0.03)%(4)    (0.03)%(4)
NET EXPENSES                  1.25%(3, 4)      1.40%(3, 4)     1.50%(3, 4)       1.35%(4)      1.10%(4)



----------
(1) Management fees have been restated to reflect the additional management fees that would have been incurred due to the addition of two new sub-advisors, The Boston Company Asset Management, LLC and Acadian Asset Management, Inc. Actual management fees for the year ended June 30, 2006 were 0.85% of annual average daily net assets.



(2) Management fees have been restated to reflect the reduction in management fees that would have occurred due to the change in investment strategy and the addition of Standish Mellon Asset Management, LLC. The actual management fees for the year were 0.69% of annual average daily net assets.



(3) RSMC has contractually agreed to waive a portion of its advisory fee or reimburse other operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to the extent that total annual operating expenses exceed 1.00%, 1.15% and 1.25% of annual average daily net assets of the Large-Cap Fund, Mid-Cap Fund and Small-Cap Fund, respectively. This undertaking will remain in place until June 30, 2011, unless the Board of Trustees approves its earlier termination.



(4) Pursuant to a separate fee waiver agreement(s), the sub-advisor(s) has agreed to waive its fees to the extent that the fee calculation determined by taking into account similarly managed assets in the accounts of clients of RSMC or its affiliates results in a fee that is less than the fee calculation under the sub-advisory agreement. The fee waivers amounted to 0.07%, 0.03%, 0.01%, 0.01% and 0.03% of average daily net assets for the Large-Cap Fund, Mid-Cap Fund, Small-Cap Fund, International Fund and the Real Asset Fund, respectively. In addition, the sub-administrator and accounting agent has a contractual obligation through September 2008 to waive certain fees associated with a Fund with average daily net assets below $75 million.

EXAMPLE



          This Example is intended to help you compare the cost of investing in A Shares of a Fund with the cost of investing in other mutual funds. The Example shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:


               -    you reinvested all dividends and other distributions;

               -    the average annual return was 5%;


               - a Fund's total operating expenses (reflecting any contractual waivers or reimbursements) were charged and remained the same over the time periods; and


               - you redeemed all of your investment at the end of each time period.

          Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


A SHARES             1 Year   3 Years   5 Years   10 Years
--------             ------   -------   -------   --------
Large-Cap Fund        $473      $733     $1,012    $1,827
Mid-Cap Fund          $488      $778     $1,089    $2,080
Small-Cap Fund        $497      $807     $1,140    $2,227
International Fund    $483      $763     $1,063    $1,917
Real Asset Fund       $458      $687     $  935    $1,643



          The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future, of the A Shares of a Fund.

                        ADDITIONAL INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

          The investment objective of each of the LARGE-CAP FUND, the MID-CAP FUND and the SMALL-CAP FUND is to achieve long-term capital appreciation. The investment objective for each of these Funds may be changed by the Board of Trustees upon 60 days prior written notice to shareholders.

          The INTERNATIONAL FUND seeks superior long-term capital appreciation. The REAL ASSET FUND seeks long-term preservation of capital with current income. The investment objective of each of these Funds may not be changed without shareholder approval.

          There is no guarantee that any Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

          The LARGE-CAP FUND invests at least 80% of its assets in a diversified portfolio of the following U.S. equity or equity-related securities:

               - Common stocks of U.S. corporations that have a market capitalization at least equal to that of the smallest company in the Russell 1000(R) Index ("large-cap companies"), at the time of purchase;

               - Exchange traded funds (registered investment companies whose shares are publicly traded on an exchange) ("ETFs") which track a securities market index of large-cap companies, e.g. iShares(R), SPDRs(R), Vipers(R); and

               - Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of large-cap companies.

          The MID-CAP FUND invests at least 80% of its assets in a diversified portfolio of the following U.S. equity or equity-related securities:

               - Common stocks of U.S. corporations that have a market capitalization between the smallest and largest company in the Russell MidCap(R) Index ("mid-cap companies"), at the time of purchase;

               - ETFs which track a securities market index of mid-cap companies, e.g. iShares(R), SPDRs(R), Vipers(R); and

               - Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of mid-cap companies.

          The SMALL-CAP FUND invests at least 80% of its assets in a diversified portfolio of the following U.S. equity or equity-related securities:

               - Common stocks of U.S. corporations that have a market capitalization less than the largest company in the Russell 2000(R) Index ("small-cap companies"), at the time of purchase;

               - ETFs which track a securities market index of small-cap companies, e.g. iShares(R), SPDRs(R), Vipers(R); and

               - Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of small-cap companies.

          Although each of the Large-Cap Fund, Mid-Cap Fund and Small-Cap Fund maintains liquidity reserves (that is, cash awaiting investment or held to meet redemption requests), these Funds may expose such reserves to the performance of one or more equity markets, usually by use of stock index futures contracts and options on such futures contracts, as well as exchange traded and over the counter options, and equity index swaps to attempt to hedge actual or anticipated investment securities positions.

          The INTERNATIONAL FUND invests in a diversified portfolio of equity securities (including convertible securities) of foreign issuers. Foreign issuers are those issuers which (i) are organized outside of the United States or (ii) derive at least 50% of their revenues or profits from goods produced or sold, investments made or services performed outside of the United States or
(iii) has at least 50% of its assets situated outside of the United States. Under normal market conditions, the International Fund invests at least 85% of its assets in the following equity or equity-related securities:

               -    Common stocks of foreign issuers;

               - Preferred stocks and/or debt securities that are convertible into securities of foreign issuers;

               - Receipts or American Depositary Receipts ("ADRs"), which are typically issued by a U.S. bank or trust company as evidence of ownership of underlying securities of a foreign issuer; and

               - Open-end or closed-end investment companies that primarily invest in the equity securities of issuers in a single country or geographic region directly, including ETFs.

          Although the International Fund maintains liquidity reserves (that is, cash awaiting investment or held to meet redemption requests), the Fund may expose these reserves to the performance of one or more equity markets, usually by use of stock index futures contracts and options on such futures contracts, as well as exchange traded and over-the-counter options, equity index swaps and forward currency contracts to attempt to hedge actual or anticipated investment securities positions. As part of its overall strategy, the Fund may purchase or sell foreign exchange and depository receipts. In addition, the Fund may capture arbitrage and take advantage of price anomalies by entering into transactions such as short sells and acquiring securities through initial public offerings. Arbitrage is the practice of profiting from differences in the price of a security when the same security is traded on two or more markets.


          The REAL ASSET FUND invests at least 80% of its assets in "Real Return" assets which consist of the following asset classes: (i) inflation-protected debt securities including Treasury Inflation-Protected Securities or "TIPS"; (ii) real estate-related securities including securities of real estate companies and real estate investment trusts; and (iii) commodity/natural resource-related securities.


          In managing the Fund, the investment adviser determines the Fund's strategic asset allocation among Real Return assets. The following table illustrates the range of the Fund's allocation among the Real Return asset classes (the allocations and/or actual holdings will vary from time to time):

INFLATION-PROTECTED DEBT      REAL ESTATE-      COMMODITY / NATURAL RESOURCE-
       SECURITIES          RELATED SECURITIES         RELATED SECURITIES
------------------------   ------------------   -----------------------------
         25%-75%                 20%-60%                    0%-35%

          INFLATION-PROTECTED DEBT SECURITIES. Inflation-protected debt securities are fixed-income securities designed to protect investors from a loss of value due to inflation by periodically adjusting their principal and/or coupon according to the rate of inflation. With respect to this portion of its portfolio, the Fund will primarily invest in TIPS, which are notes and bonds issued by the U.S. Treasury whose principal amounts are adjusted monthly to reflect the effects of inflation. The principal value is adjusted for changes in inflation as measured by the Consumer Price Index for Urban Consumers and interest is paid on the inflation-adjusted principal. TIPS are backed by the full faith and credit of the U.S. Government. To a limited extent, the Fund may invest in foreign currency-denominated inflation-protected securities and other fixed-income securities not adjusted for inflation. Such other fixed-income securities may include: U.S. Government bonds and notes, corporate bonds, mortgage-related securities and asset-backed securities. The Fund may invest in securities with effective or final maturities of any length. The Fund may adjust its holdings or its average duration based on actual or anticipated changes in interest rates or credit quality.

          REAL ESTATE-RELATED SECURITIES. The Real Asset Fund also invests in securities of domestic and foreign companies that are primarily engaged in the real estate industry (real estate companies). The Fund considers a company to be a real estate company if at least 50% of its assets, gross income or net profits is derived from (i) development, ownership, leasing, financing, construction, management or sale of real estate or (ii) products and services that are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.

          The Fund will invest in real estate companies, such as equity REITs that own property and mortgage REITs that make construction and development loans or invest in mortgage pools, or companies whose products and services relate to the real estate industry.

          The Fund may invest its assets in equity, debt or convertible securities of companies whose products and services are related to the real estate industry or in securities whose products and services are related to the real estate industry.

          COMMODITY / NATURAL RESOURCE- RELATED SECURITIES. Commodities are assets that have tangible properties, such as oil, coal, natural gas, agricultural products, industrial metals, livestock and precious metals. In order to gain exposure to the commodities markets without investing directly in physical commodities, the Fund invests in common and preferred stocks and convertible securities of issuers in commodity-related industries and other financial instruments and securities including interests in baskets of equity securities, ETFs and other investment companies.


          The Fund may also invest in "commodity-linked derivative instruments." Commodity-linked derivative instruments include commodity options contracts, futures contracts, options on futures contracts and commodity-linked notes and swap agreements. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.


          The value of a commodity-linked derivative instrument is generally based upon the price movements of a physical commodity (such as oil, gas, gold, silver, other metals or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets.

          The Fund may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity or related index. These notes expose the Fund to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. These notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

          OTHER INVESTMENT POLICIES. The Fund may invest up to 25% of its assets in foreign securities. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. The Fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy. The Fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.



          ALL FUNDS. Each Fund employs a multi-manager approach, relying on several sub-advisers with different investment philosophies to manage a portion of a Fund's assets under the general supervision of RSMC. RSMC may also allocate a portion of a Fund's assets (up to 60%) to shares of ETFs whose underlying investments are consistent with a Fund's investment objective. As a shareholder in an investment company, a Fund would bear its pro-rata portion of an ETF's expenses, including advisory fees, in addition to its own expenses. The 1940 Act limits investments by registered investment companies in the securities of other investment companies. However, a Fund may invest in ETFs in excess of these limits in accordance with SEC exemptive relief granted to such ETFs.


          RSMC will allocate the balance of a Fund's assets between or among the sub-advisers. When making these allocation decisions, RSMC considers, among other things, its expectations for the performance of the U.S. economy and financial markets in light of projected growth trends in the U.S. economy, relative valuation levels and volatility in the equity markets (and with respect to the Real Asset Fund, the real estate and commodities markets), the outlook and projected growth of various industrial sectors, and information relating to business cycles.

          The multi-manager arrangement is expected to reduce volatility by utilizing several investment approaches, a strategy used by many institutional investors. This multiple investment approach is designed to soften the impact of a single sub-adviser's performance in a market cycle during which that sub-adviser's investment approach is less successful. Because each sub-adviser has a different investment approach, the performance of one sub-adviser is expected to offset the impact of another sub-adviser's performance, regardless of the market cycle. The successful performance of a sub-adviser will be diminished by the less successful performance of the other sub-adviser. There can be no guarantee that the expected advantage of the multi-manager arrangement will be achieved.

          Any percentage limitations with respect to assets of a Fund or the capitalization requirement of companies in which a Fund invests are applied at the time of purchase.

          In anticipation of or in response to adverse market conditions, for cash management purposes, or for temporary defensive positions, a Fund may temporarily hold all or a portion of its assets in cash, money market instruments, or bonds or other debt securities. As a result, a Fund may not achieve its investment objective.

STRATEGIES OF SUB-ADVISERS TO THE LARGE-CAP FUND

     Armstrong Shaw Associates, Inc. ("ASA")

          ASA employs a large-capitalization, absolute value investment philosophy. The sub-adviser invests in securities where a rigid cash flow or asset value analysis determines that a company's stock is selling at a substantial discount to its intrinsic value. Establishing this intrinsic value is critical to ASA's methodology. While the level of the overall market or trends in numerous economic factors may affect the timing in which ASA's perceived value is recognized, these considerations are not the basis for its investments. Rather, ASA has a classic bottom-up, company-by-company view of investing.

          Inherent in ASA's absolute value approach is its objective to minimize downside risk. To further this aim, ASA screens for companies with proven track records, strong balance sheets and large-capitalizations. ASA's minimum investment time horizon is 18 to 24 months. At any point in time, ASA may have investments in as many as 30 to 40 securities in the portfolio managed for the Fund. ASA feels that constant monitoring of these positions through regular discussions with management is a crucial part of its portfolio management. Additionally, approximately 100 other companies are followed on a watch list for future investment.

          In conjunction with ASA's view that market timing is generally an unrewarding exercise, the firm has predetermined buy and sell levels for each security it purchases. These target points help ASA to avoid the emotional excesses of the market with respect to the Fund's investments.

     Montag & Caldwell, Inc. ("M&C")


          The Investment Policy Group ("IPG") consists of Portfolio Managers and Analysts who work as a team by using a bottom-up stock selection process. The identification of appropriate stocks for consideration begins with screening a database of 10,000 common equity securities for market capitalization of at least $3 billion, a minimum 10% historical secular earnings growth rate, and a proprietary quality evaluation. The resultant universe of approximately 500 common stocks is then subject to proprietary earnings and valuation models. Analyst judgment based on qualitative factors and strong financial characteristics further narrows the universe to a select list of approximately 150 names. Analysts follow these stocks closely, regularly assessing their valuation and relative earnings growth. A position is initiated in a stock that is trading at a discount (normally 10-25%) to the estimate of its intrinsic value. This value is computed using a modified present value model that incorporates their Analysts' assumptions for normalized earnings, secular earnings growth rate (minimum 10%, maximum 20%), dividend payout ratio, and a stock specific risk adjusted discount rate. The valuation model is a dynamic process in which the earnings base is adjusted each quarter. In addition, the fundamental attributes that contribute to the risk-adjusted discount rate are re-evaluated annually for each security and more frequently if market, industry, or specific company issues so demand. M&C's internal database that shows and sorts valuation and earnings momentum data is updated daily and published every two weeks. Above-median relative earnings growth is considered to be the catalyst driving share price appreciation. This measure is determined by comparing estimated and historical six-month annualized earnings growth to other companies in our universe and subsequently ranking companies by decile. Analyst judgment based on fundamental analysis that includes thorough due diligence of company and industry fundamentals is the final arbiter in determining candidates to be presented to the IPG for investment consideration and potential inclusion in the growth model portfolio of 30 to 40 issues.

          If a company's results remain consistent with the firm's forecast, M&C could hold the position for a number of years. Average annual turnover is normally 30 to 50 percent. A holding will be reviewed for probable sale when it reaches M&C's target price ratio, which is normally 120% of the determination of its fair value. Trimming the position, rather than total sale, might be the decision in the case of a high-growth company with rapidly compounding earnings. Stocks are also sold when experiencing weakening earnings momentum, or underperforming the market. Any significant earnings disappointment will trigger an immediate review of the holding and a decision to "add or sell." Since the investment policy centers on positive earnings momentum within a six-month period, "add or sell" decisions are made within that framework. This time frame may be extended for one quarter out to nine months, in order to capture exceptionally good value occurring just prior to restored earnings momentum. Unless there is visible earnings growth for the next six to nine months and the valuation is attractive enough to justify adding positions, a position will be sold on earnings disappointments. A position will also be reduced when it exceeds 5% of the equity portion of a portfolio.

     First Quadrant, L.P. ("First Quadrant")

          First Quadrant uses a proprietary quantitative analytical model in constructing the Fund's investment portfolio to reflect the characteristics of the S&P 500(R) Index, the Fund's benchmark index, and combines a top-down analysis of market and economic conditions with a bottom-up stock selection review process to enhance returns. The top-down analysis consists of a review of market and economic data such as interest rates, commodity price changes, market volatility levels, inflation expectations, credit spreads and foreign exchange rates to identify those industries and sectors of the U.S. economy that are likely to benefit from present and future economic conditions. First Quadrant modifies industry weightings in the Fund's portfolio relative to the S&P 500(R) Index based on the top-down analysis, consistent with maintaining tax efficiency for investors. In general, these weightings will not differ from the industry weightings of the S&P 500(R) Index by more than 5%. In addition, consistent with minimizing taxable gains and enhancing returns, First Quadrant may underweight and overweight the Fund's exposure (relative to the S&P 500(R) Index) to specific securities within an industry. Individual stocks are selected based upon a bottom-up review of a variety of security-specific valuation metrics, such as earnings revisions, earnings surprise signals, insider trading, corporate actions and changes in various indices.

          First Quadrant manages the portion of the Fund's portfolio allocated to it to minimize taxable distributions to shareholders. First Quadrant applies a variety of tax-sensitive investment techniques, including: (i) investing in stocks that pay below-average dividends; (ii) employing a buy-and-hold strategy that will avoid realizing short-term capital gains and defer as long as possible the realization of long-term capital gains; and (iii) realizing losses on specific securities or specific tax lots of securities to offset realized gains. The investment portfolio under First Quadrant's management can be expected to distribute a smaller percentage of its returns each year than other equity mutual funds that are managed without regard to tax considerations.

     Parametric Portfolio Associates LLC ("PPA")

          PPA uses a "quantitative" approach to build a portfolio in accordance with RSMC's allocation instructions with respect to "growth" style securities and "value" style securities. Unlike "active" managers, PPA does not try to outperform the indices nor does the sub-adviser seek temporary or defensive positions when markets decline or appear overvalued. PPA may use derivative instruments, primarily for liquidity, risk management or hedging purposes. PPA does not routinely make judgments about the investment merit of a particular security or apply traditional economic, financial or market analysis.

          PPA invests in a representative sample of securities of an index with similar capitalizations as the Fund, weighted to reflect the investment adviser's style allocation. This essentially means building a portfolio with a growth portion based on a Barra(R) Growth Index and a value portion based on a Barra(R) Value Index. PPA expects that each "portion of the portfolio" will have, in the aggregate, investment characteristics (such as market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the corresponding Barra(R) index. It is not expected that PPA will hold all of the securities that are included in the index or its component Barra(R) indices.

          The performance of PPA and the index will differ due to transaction costs, market impact, portfolio expenses, corporate actions (such as mergers and spin-offs), timing variances and RSMC's allocation between growth and value styles. The return for each of the growth and value portions of the portfolio is intended to correlate closely with the return of its corresponding Barra(R) index by selecting a portion of the stocks represented in the index using proprietary quantitative techniques developed by PPA. PPA also uses these techniques to make sell decisions. PPA will manage a portfolio on the Fund's behalf with similar characteristics to those of the index, including such measures as dividend yield, price-to-earnings ratio, relative volatility, economic sector exposure, growth or value characterizations, return on equity and market price-to-book value ratio. Notwithstanding these strategies, there is no assurance that PPA's investment performance will equal or approximate that of the index.

STRATEGIES OF SUB-ADVISERS TO THE MID-CAP FUND

     Bennett Lawrence Management, LLC ("BLM")

          BLM employs a mid-cap growth investment strategy investing in competitively advantaged companies benefiting from major economic trends. The sub-adviser believes that growth opportunities can be found in companies within market sectors where strong demand trends and a rapid rate of growth are evident relative to other market sectors.

          In seeking competitively advantaged companies that participate in the fastest growing markets, BLM's investment management team thoroughly researches each company in which it invests. Its primary research includes discussions with the management of the company and its competitors, suppliers and customers. At any time, BLM may invest in 30-35 securities concentrated in those sectors which BLM believes to be the fastest growing economic sectors. By not having exposure to all sectors or industries within the economy, BLM expects its portfolio managed on behalf of the Fund to be more volatile than broad market indexes. Ongoing discussions with company management and other industry sources as well as limits on individual position weightings are important factors in risk control.

     Equity Investment Corporation ("EIC")

          EIC invests in well-managed, structurally sound companies selling at a discount to their "true" value, while avoiding those that look inexpensive relative to their historical records but which are actually in long-term structural decline (best thought of as "value traps").

          Starting with approximately 2,000 stocks having market caps above $500 million, EIC looks for companies with a return on equity ("ROE") above 9% and a growth rate above 7%. (The market cap, ROE and growth rate figures are guidelines rather than hard and fast minimums.) Additional ideas are sometimes uncovered through traditional news sources, non-opinionated research, and simply being aware of companies that have seen recent and significant price declines.

          Once a potential candidate is identified, the first step in the process is to determine whether the company is selling at a discount to its "true" value, based upon proprietary, in-house valuation models. EIC values businesses such that if it bought and operated the entire business, it would earn the inflation rate plus a premium on its initial capital investment and all capital reinvested to grow the business over a given time horizon. Two key inputs to the models are ROE and growth.

          Once it has been determined that a company is selling at a meaningful discount to its true business value, graphical financial statement analysis is used to examine four general areas of potential risk: financial, operational, management, and business. The objective of this exercise is to focus on well-managed, structurally sound companies and to eliminate potential value traps.

          After the graphical financial statement analysis, in-depth fundamental research is performed, which includes reading the annual reports and footnotes as well as the management discussion and analysis section of 10-Ks and 10-Qs, to gain further insight into accounting policies, unusual transactions, attempts to manage earnings, and any other evidence that reality is different than what the financial statements reveal. If a company passes all levels of analysis, then it may be added to portfolios. Stocks are sold if any of the following conditions are met:

               -    The security reaches EIC's measure of full value.

               -    The position increases to more than 6% of the portfolio.

               - The firm shows balance sheet stress, indicating potential earnings management, weak financial controls or possible earnings shortfalls.

               - A major change occurs rendering historical data invalid for determining the true value of business ownership.

               - The firm's quality or financial strength falls below acceptable levels.


     Robeco USA, L.L.C.



          Robeco's strategy is sector, style and beta neutral and seeks to add value through security selection. Robeco believes that identifying unattractive stocks is as important as identifying attractive stocks. The primary source of information for identifying attractive stocks, i.e., those that have the highest probability of outperforming their peers, is Robeco's proprietary multifactor stock selection model. The individual factors in the stock selection model can be classified into two broad categories: momentum and valuation. The momentum factors include price momentum and three measures of rising expectations: the magnitude of the change in expectations, the breadth of the change and the impact of unexpected earnings announcements. The value factors use price relationships to identify undervalued securities. Robeco uses forecasted earnings-to-price ratio, price-to-book ratio, cash flow-to-price ratio and return on equity.



          The objective of Robeco's disciplined equity strategy is to develop a quantitative stock selection model that is capable of identifying mispriced stocks. The model is then combined with portfolio construction tools to add value relative to an equity benchmark while carefully managing risk. By design, the strategy maximizes the amount of portfolio risk coming from stock selection while minimizing the proportion of risk coming from sector selection, investment style (growth, value, size, etc.) and market timing (beta).


     Parametric Portfolio Associates LLC ("PPA")


          For a summary of PPA's investment strategies, please see "Strategies of Sub-Advisers to the Large-Cap Fund-Parametric Portfolio Associates LLC ("PPA")" above.


STRATEGIES OF SUB-ADVISERS TO THE SMALL-CAP FUND

     Batterymarch Financial Management, Inc. ("BFM")

          Rigorous stock selection and effective risk control are the foundation of BFM's small-cap growth strategy. BFM looks at stocks from a fundamental perspective, using the speed and efficiency of quantitative techniques. The investment process ranks stocks across the dimensions typically used by fundamental investors -- cash flow, earnings growth, expectations, value, technical and corporate signals -- using traditional fundamental factors such as book value to price, EPS forward to price and sales momentum, as well as proprietary measures. All factors incorporated into the stock selection process have been tested for their effectiveness in predicting excess return. The process runs daily, ranking all 3,000 securities in BFM's liquid investable universe. All buy/sell decisions are determined by these rankings, ensuring that they are based on each stock's objective valuation.

          Sector allocation decisions are made using a proprietary, bottom-up sector model. A multifactor risk model optimizes the portfolio, weighing variables such as stock rankings, sector weights, market cap constraints and client-directed guidelines. BFM uses a variety of fundamental growth, value and quality characteristics for accurate, daily identification of growth stocks. In general, most of the stocks BFM holds will have market capitalizations of $50 million to $2 billion. The portfolio is always fully invested and broadly diversified, with strict controls over sector and market cap exposures. BFM's proprietary trading strategy is designed to minimize total transaction costs -- opportunity costs, market impact and commissions. Portfolio managers manually review all buy/sell decisions before execution. Daily analysis of completed transactions is used to monitor trade efficiency.

     Systematic Financial Management L.P. ("SFM")

          SFM's small-cap value approach utilizes proprietary value-oriented methodologies to identify small-capitalization companies that are trading at a discount to their intrinsic value and average market valuations. SFM believes that the true value of a company is the present value of its cash on hand and its expected future cash inflows. As a result, SFM's small-cap value approach seeks to identify undervalued small-capitalization companies by thoroughly analyzing the cash flow characteristics of potential investments.

          In choosing investments, SFM invests in companies that possess strong cash flow characteristics, have low levels of debt and which it believes are undervalued relative to a company's ability to generate cash flows.

          SFM makes investments in these companies based on its fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. SFM also looks for "catalysts" which could positively or negatively affect prices of current and potential holdings of the portion of the Fund managed by SFM.

     Parametric Portfolio Associates LLC ("PPA")

          For a summary of PPA's investment strategies, please see "Strategies of Sub-Advisers to the Large-Cap Fund-Parametric Portfolio Associates LLC ("PPA")" above.

STRATEGIES OF SUB-ADVISERS TO THE INTERNATIONAL FUND

     Goldman Sachs Asset Management, L.P. ("GSAM")


          GSAM's Structured International Strategy seeks to achieve consistent relative outperformance. GSAM's investment team seeks to create portfolios with style, sector, risk and capitalization characteristics similar to the Fund's benchmark but positioned to outperform through superior underlying stock selection. Under normal circumstances, GSAM expects to invest in approximately 150 to 250 securities on behalf of the Fund.

     Julius Baer Investment Management, LLC ("JBIM")

          JBIM employs a "core" approach to the management of international equities. As such, its strategy invests in both "growth" and "value" companies. The flexibility to tilt JBIM's allocation of the Fund toward either growth or value sectors based upon an assessment of where real value resides in the market provides JBIM with one means of potentially generating out-performance. JBIM believes in well-diversified, international equity portfolios, typically investing in between 250 and 450 individual companies.

          JBIM utilizes different investment tactics for different markets. Within the developed market sector, individual company factors (bottom-up factors) dominate. In the emerging markets, macro-economic and political factors (top-down factors) dominate. Finally, in Japan, JBIM employs a "hybrid" approach employing both top-down and bottom-up approaches. JBIM will invest in large, mid-sized and smaller companies, but prefers the larger, more liquid issues unless the smaller companies offer a significant advantage in expected future return.

     The Boston Company Asset Management, LLC ("BCAM")

          BCAM's investment strategy will use bottom-up analysis to attempt to identify non-U.S. small cap companies with improving business momentum that have not yet been recognized by the market. BCAM will closely manage portfolio risk in an attempt to maximize the performance contribution of stock selection and avoid areas of uncompensated volatility, such as country or sector allocations.

          BCAM employs a proprietary screening method to uncover companies to analyze. After making such determination, BCAM uses public financial documents, industry analysis, competitive evaluation, third party research reports, public documents and knowledge and experience of its investment staff in processing and analyzing information. BCAM's process attempts to identify stocks that are undervalued relative to prospective earnings and which may exceed market expectations.

     Acadian Asset Management, Inc. ("Acadian")

          Acadian provides global equity management across a wide spectrum of investment mandates by risk level, style, cap size and other criteria. Acadian employs structured stock and sector/country valuations models that are customized to each market. Acadian has designed its models to capture a broad range of characteristics such as value, earnings growth and technical factors.

          Acadian uses stock factors to attempt to predict how well each stock in its 20,000 stock universe will perform relative to its sector/country zone. Acadian also applies separate models to forecast sector/country level returns, in order to attempt to predict how well each stock's sector/country zone will perform relative to others. Acadian combines and weights the values of all factors and uses a proprietary calculation to determine a return forecast for each stock. Acadian then uses a portfolio optimization program to trade off the expected return of the stocks with such considerations as the client's benchmark index, desired level of risk, transaction costs and other specifications.

STRATEGIES OF SUB-ADVISERS TO THE REAL ASSET FUND

          AEW Management and Advisors, L.P. ("AEW")

          AEW manages a portion of the Fund's assets allocated to real estate-related securities. AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate companies' securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities, AEW draws upon the combined expertise of its real estate, research and securities professionals.

          When selecting investments, AEW generally considers the following factors that it believes to be helpful in identifying those real estate companies whose securities represent the greatest value and price appreciation potential:

     - Valuation: AEW has developed a proprietary model to assess the relative value of each security in the real estate investment universe. This model is designed to estimate what a real estate company's anticipated cash flows are worth to a security investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW identify securities that it believes trade at discounts to either or both of these model values relative to similar securities. AEW will generally sell a security once it is considered overvalued or when AEW believes that there is greater relative value in other securities in the real estate investment universe.

     - Price: AEW examines the historic pricing of each real estate company in the universe of potential investments. Those securities that have under-performed in price, either in absolute terms or relative to the investment universe, are typically of greater interest, provided AEW can identify and disagree with the sentiment that caused the underperformance.

     - Income: AEW further evaluates real estate companies by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.

     - Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security in the near term. These catalysts can be macroeconomic, market-driven or company-specific in nature.

          In order to control risk, AEW will endeavor to maintain a portfolio that is broadly diversified within the U.S. real estate industry, with exposure to securities representing major property types and geographic areas. However, AEW's stock selection disciplines and fundamental real estate market and property type analyses may lead AEW to overweight or underweight particular property types and/or geographic regions from time to time.

          Real Estate Management Services Group, LLC ("REMS")

          REMS manages a portion of the Fund's assets allocated to real estate-related securities. REMS utilizes a value, yield-advantage style to identify securities whose underlying real estate is perceived to sell at a discount to its public market pricing. This style is designed to construct a portfolio of undervalued securities that aims to produce superior total returns versus the benchmark for REMS' clients over time. Investments generally are in smaller-capitalization issues with a portfolio composition that is distinct from the REIT indices. REMS' managers rely heavily on fundamental research combined with extensive direct real estate experience.

          REMS applies a proprietary REIT Multi Factor Model to screen from the universe of REIT stocks to arrive at a selection list containing value attributes deemed capable of delivering superior returns. The firm's managers also continuously review its direct real estate model, which suggests valuations based on cash flow yield and capital structure, to identify candidates for investment.

          The investment team meets weekly, and each member is responsible for thorough fundamental analysis of existing portfolio holdings and ideas for new investment. When new candidates are identified, REMS undertakes research that includes management interview, property visits, and conversations with analysts and contacts who know the company. The firm utilizes its direct real estate experience to make qualitative evaluations of public real estate companies. Sell decisions are based on a methodology that seeks to identify over-valuation of a security versus its real estate value and future prospects.

          REMS' management is aware of the distribution of portfolio investment by both property type and geographic region. The investment selection process is bottom-up, however, and is driven by attractive investment opportunities and not specific allocation targets versus an index.

          Standish Mellon Asset Management Company LLC ("Standish Mellon")

          Standish Mellon manages the portion of the Fund's assets allocated to TIPS. Standish Mellon's investment strategy is to identify cyclical economic trends and position the portfolio to take advantage of the real interest rate environment. Since these trends change slowly, the investment process will generate only a limited amount of portfolio turnover. Total return, scenario and breakeven analysis are utilized in creating a portfolio consistent with Standish Mellon's macro-economic outlook and to identify relative value opportunities along the yield curve. The sub-adviser attempts to determine the optimal yield curve position for the Fund's TIPS investments and to identify relative value opportunities along the real yield curve. Research for the Fund is conducted through the use of proprietary models, relative value tools and fundamental and quantitative research. Standish Mellon's experienced research team attempts to find investment opportunities through the use of this quantitative analysis, in-depth fundamental research and technology.

ADDITIONAL RISK INFORMATION

          The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in our Statement of Additional Information ("SAI") which is available on the Funds' website at http://www.wilmingtonfunds.com. Each Fund may be subject to additional principal risks other than those described below because the types of investments made by a Fund can change over time. The summary is not intended to be exhaustive. For additional technical and legal descriptions of these risks and the securities and investment techniques used by a Fund, please refer to the Funds' SAI.

     - ALLOCATION RISK: The risk that the investment adviser will make less than optimal or poor asset allocation decisions to the sub-advisers of a Fund. To the extent that the investment adviser allocates more assets to one sub-adviser, the performance of that sub-adviser will have a greater effect on the Fund's performance.

     - COMMODITY RISK. The Real Asset Fund's investments in commodity / natural resource- related securities and commodity-linked derivative instruments, may subject that Fund to greater volatility than investments in traditional securities. The value of these investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

     - CURRENCY RISK: The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency therefore changes in foreign currency exchange rates can affect the net asset value of a Fund.

     - DEBT SECURITY RISKS: A Fund may invest in debt securities, which are subject to credit risk and interest rate fluctuations. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Interest rate risk is the risk of market losses attributable to changes in interest rates. For example, interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Debt securities are also subject to a prepayment risk. Depending on market conditions, the new investments may or may not carry the same interest rate.


     - DERIVATIVES RISK: Some of a Fund's investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. Each Fund, except the Real Asset Fund, has a fundamental policy that no more than 15% of its total assets may be committed or exposed to derivative strategies.


     - FOREIGN COMPANY RISK: Investments in foreign companies are subject to special risks associated with foreign investment including, but not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets; less publicly available information about issuers; the imposition of taxes; higher transaction and custody costs; settlement delays and risk of loss; difficulties in enforcing contracts; less liquidity and issuers with smaller market capitalizations; less regulation of securities markets; different accounting and disclosure standards; governmental interference; higher inflation; social, economic and political uncertainties; the risk of expropriation of assets; and the risk of war.

     - "IPO" RISK: A Fund may acquire common and preferred stock of issuers in an initial public offering ("IPO"). Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a small component of a Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on performance).

     - LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

     - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.


     - MULTI-MANAGER RISK: The investment styles employed by sub-advisers may not be complementary. The interplay of the various strategies employed by the sub-advisers may result in a Fund or portfolio indirectly holding a concentration in certain types of securities, industries or sectors. This concentration may be detrimental to a Fund's performance depending upon the performance of those securities and the overall economic environment. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from a Fund's realization of capital gains.


     - OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

     - RISKS OF SECURITIES LINKED TO THE REAL ESTATE INDUSTRY: The Real Asset Fund will invest in the real estate industry. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company's shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. Many real estate companies, including REITs, use leverage, which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to a real estate company's leveraging may affect its ability to operate effectively. Risks may also arise where real estate companies fail to carry adequate insurance, or where a real estate company may become liable for removal or other costs related to environmental contamination. In addition, an economic downturn could have a material adverse effect on the real estate markets and on the real estate companies in which the Real Asset Fund invests.

          In addition, REITs are not diversified by industry, and, therefore, their value may fluctuate more widely, and they may be subject to greater risks, than if they invested more broadly. Since REITs have expenses of their own, the Real Asset Fund will bear a proportionate share of the expenses in addition to those expenses of the Fund.

     - SMALL-CAP/MID-CAP RISK: Small-cap and mid-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments. Small-cap and mid-cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of large-cap companies and therefore may involve greater risk.

     - VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

FINANCIAL HIGHLIGHTS


     The financial highlights tables are intended to help you understand each Fund's financial performance for the period of the Fund's operation. Certain information reflects financial results for a single A Share of a Fund. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund assuming reinvestment of all dividends and other distributions. Financial highlights have been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the Annual Report, which is available without charge on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970.



LARGE-CAP FUND - A SHARES(1)



                                                           For the Period
                                                        December 20, 2005(2)
                                                               Through
                                                           June 30, 2006
                                                        --------------------
NET ASSET VALUE - BEGINNING OF PERIOD................        $12.21
                                                             ------
INVESTMENT OPERATIONS:
   Net investment income(3)..........................          0.03
   Net realized and unrealized gain on investments...          0.10
                                                             ------
      Total from investment operations...............          0.13
                                                             ------
DISTRIBUTIONS:
   From net investment income........................         (0.01)
                                                             ------
      Total distributions............................         (0.01)
                                                             ------
NET ASSET VALUE - END OF PERIOD......................        $12.33
                                                             ======
TOTAL RETURN(4)......................................          1.07%**

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations..................          1.25%*
      Excluding expense limitations..................          1.28%*
   Net investment income.............................          0.46%*
Portfolio turnover rate..............................            57%(5)
Net assets at the end of period (000 omitted)........        $   10



----------
*    Annualized.



**   Not annualized.



(1)  Formerly, Investor Shares.



(2)  Commencement of operations.



(3) The net investment income per share was calculated using the average shares outstanding method.






(4) Total Return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.



(5) Represents the portfolio turnover rate for the Fund for the period ended June 30, 2006.

MID-CAP FUND - A SHARES(1)



                                                           For the Period
                                                        December 20, 2005(2)
                                                               Through
                                                           June 30, 2006
                                                        --------------------
NET ASSET VALUE - BEGINNING OF PERIOD................        $12.58
                                                             ------
INVESTMENT OPERATIONS:
   Net investment loss(3)............................            --(4)
   Net realized and unrealized gain on investments...          0.31
                                                             ------
     Total from investment operations................          0.31
                                                             ------
NET ASSET VALUE - END OF PERIOD......................        $12.89
                                                             ======
TOTAL RETURN(5)......................................          2.46%**

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations..................          1.40%*
      Excluding expense limitations..................          1.58%*
   Net investment loss...............................         (0.50)%*
Portfolio turnover rate..............................            84%(6)
Net assets at the end of period (000 omitted)........        $   10



----------
*    Annualized.



**   Not annualized.



(1)  Formerly, Investor Shares.



(2)  Commencement of operations.



(3) The net investment loss per share was calculated using the average shares outstanding method.



(4)  Less than $0.01 per share.






(5) Total Return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.



(6) Represents the portfolio turnover rate for the Fund for the period ended June 30, 2006.

SMALL-CAP FUND - A SHARES(1)



                                                           For the Period
                                                        December 20, 2005(2)
                                                               Through
                                                            June 30, 2006
                                                        --------------------
NET ASSET VALUE - BEGINNING OF PERIOD................        $13.43
                                                             ------
INVESTMENT OPERATIONS:
   Net investment loss(3)............................         (0.04)
   Net realized and unrealized gain on investments...          0.78
                                                             ------
     Total from investment operations................          0.74
                                                             ------
NET ASSET VALUE - END OF PERIOD......................        $14.17
                                                             ======
TOTAL RETURN(4)......................................          5.51%**

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations..................          1.50%*
      Excluding expense limitations..................          1.75%*
   Net investment loss...............................         (0.54)%*
Portfolio turnover rate..............................            96%(5)
Net assets at the end of period (000 omitted)........        $   13



----------
*    Annualized.



**   Not annualized.



(1)  Formerly, Investor Shares.



(2)  Commencement of operations.



(3) The net investment loss per share was calculated using the average shares outstanding method.






(4) Total Return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.



(5) Represents the portfolio turnover rate for the Fund for the period ended June 30, 2006.

INTERNATIONAL FUND - A SHARES(1)



                                                            For the Period
                                                         December 20, 2005(2)
                                                                Through
                                                             June 30, 2006
                                                         --------------------
NET ASSET VALUE - BEGINNING OF PERIOD.................          $ 9.08
                                                                ------
INVESTMENT OPERATIONS:
   Net investment income(3)...........................            0.09
   Net realized and unrealized gain on investments and
      foreign currency................................            0.84
                                                                ------
      Total from investment operations................            0.93
                                                                ------
DISTRIBUTIONS:
   From investment income.............................           (0.09)
                                                                ------
      Total distributions.............................           (0.09)
                                                                ------
NET ASSET VALUE - END OF PERIOD.......................          $ 9.92
                                                                ======
TOTAL RETURN(4).......................................           10.27%**

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations...................            1.34%*
      Excluding expense limitations...................            1.36%*
   Net investment income..............................            1.76%*(5)
Portfolio turnover rate...............................             122%(6)
Net assets at the end of period (000 omitted).........          $   18



----------
*    Annualized.



**   Not annualized.



(1)  Formerly, Investor Shares.



(2)  Commencement of operations.



(3) The net investment income per share was calculated using the average shares outstanding method.






(4) Total Return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.



(5) The net investment income ratio shown for A Shares relative to the Institutional Shares may not be indicative of long-term results due to the limited operating history of the Fund's A Shares.



(6) Represents the portfolio turnover rate for the Fund for the period ended June 30, 2006.

REAL ASSET FUND - A SHARES(1)



                                                           For the Period
                                                        December 20, 2005(2)
                                                               Through
                                                          June 30, 2006(3)
                                                        --------------------
NET ASSET VALUE - BEGINNING OF PERIOD................         $13.77
                                                              ------
INVESTMENT OPERATIONS:
   Net investment income(4)..........................           0.26
   Net realized and unrealized gain on investments...           1.19
                                                              ------
      Total from investment operations...............           1.45
                                                              ------
DISTRIBUTIONS:
   From investment income............................          (0.15)
                                                              ------
      Total distributions............................          (0.15)
                                                              ------
NET ASSET VALUE - END OF PERIOD......................         $15.07
                                                              ======
TOTAL RETURN(5)......................................          10.50%**

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations..................           1.23%*
      Excluding expense limitations..................           1.27%*
   Net investment income.............................           3.29%*
Portfolio turnover rate..............................             33%(6)
Net assets at the end of period (000 omitted)........         $   11



----------



*    Annualized.



**   Not annualized.



(1)  Formerly, Investor Shares.



(2)  Commencement of operations.



(3) On May 16, 2006, shareholders of the Real Asset Fund approved a change to the Fund's investment objective whereby the Fund seeks to achieve long-term preservation of capital with current income by allocating assets among "real return" assets consisting of (i) inflation-protected debt securities,
     (ii) real estate-related securities, and (iii) commodity/natural resource-related securities. Prior to that date, the Fund sought to achieve long-term growth of capital and high current income through investing in real estate-related securities.



(4) The net investment income per share was calculated using the average shares outstanding method.






(5) Total Return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.



(6) Represents the portfolio turnover rate for the Fund for the period ended June 30, 2006.

                             MANAGEMENT OF THE FUND

          The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

INVESTMENT ADVISER


          Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, serves as investment adviser to each of the Funds. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. As the Funds' investment adviser, RSMC has overall responsibility for directing their investments and overseeing the sub-advisers' investment activities. For each Fund under RSMC's supervision, WTIM allocates the Funds' assets among sub-advisers and ETFs and oversees the sub-advisers' investment activities. As of September 30, 2006, RSMC had approximately $6.15 billion in assets under management.


          For the fiscal year ended June 30, 2006, the Funds paid, in the aggregate, the following advisory and sub-advisory fees as a percentage of each Fund's average daily net assets:


Large-Cap Fund.......   0.66%
Mid-Cap Fund.........   0.55%
Small-Cap Fund.......   0.72%
International Fund...   0.84%
Real Asset Fund......   0.66%


          RSMC is entitled to a monthly advisory fee at the annual rate of 0.35% of each Fund's average daily net assets. WTIM may receive a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee. The fee shall be payable monthly as soon as practicable after the last day of each month.

          Subject to its obligation to seek best execution, RSMC may direct the sub-advisers to place trades through designated brokers, which may include brokers affiliated with RSMC or a sub-adviser. Such directed brokerage transactions, placed with an affiliated broker-dealer, will be completed in accordance with the applicable regulatory requirements and the procedures adopted by the Board of Trustees.

FUND MANAGEMENT

PORTFOLIO MANAGERS-INVESTMENT ADVISER AND SUB-ADVISERS

          The management of the Funds and their sub-advisers is the responsibility of a group of RSMC and WTIM investment professionals, which makes its style allocation, sub-adviser and ETFs investment decisions based, in part, upon asset allocation strategy models prepared by the Investment Strategy Team. The Investment Strategy Team is comprised of investment professionals at RSMC and WTIM who meet regularly to formulate the asset allocation strategy models based upon various factors, including current market and economic conditions, for use by RSMC and its affiliates in their investment management activities.

FOR ALL FUNDS

RODNEY SQUARE MANAGEMENT CORPORATION, INVESTMENT ADVISER

WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC, SUB-ADVISER

          ROBERT E. REISER, CFA is a Vice President of RSMC and WTIM. He has been the Chief Investment Strategist at WTIM since June 2004 and Vice President of RSMC since 2003. Previously, he was Executive Vice President and Chief Investment Officer, Balentine & Company from 1999 to 2003. As Chief Investment Strategist, Mr. Reiser is responsible for overseeing Wilmington Trust's asset allocation policy, independent manager selection, evaluation of new investment opportunities and tactical portfolio rebalancing strategies.

          R. SAMUEL FRAUNDORF, CFA, CPA has been Vice President and Director of Manager Research at Wilmington Trust Company, RSMC and WTIM since 2004. Previously, he was Senior Manager, KPMG Investment Advisors from 1999 to 2004. Mr. Fraundorf is responsible for overseeing Wilmington Trust's investment manager selection process, including manager searches, due diligence processes and implementation strategies to either include or remove these managers. His responsibilities also include research on the portfolio construction process (i.e., the allocation among managers within a fund).

          ADRIAN CRONJE, PH.D., CFA is a Vice President and Director of Asset Allocation of RSMC and WTIM. Mr. Cronje joined RSMC in July 2005. Previously, he was Director, Deputy Head of Quantitative Equity Products at Schroder Investment Management Limited from October 1999 to June 2005.


          GEORGE CHEN, CFA has been Assistant Vice President at RSMC and WTIM since January 2005. Previously, he was a Research Analyst for WTIM in 2004, and a Senior Accountant at Balentine & Company from 1997 to 2003. Mr. Chen is responsible for daily monitoring of manager allocations and cash flows, as well as implementing trades necessary to accommodate inflows and outflows of cash. He also works in the areas of manager due diligence, search and selection.



          AMANDA COGAR has been a Research Analyst at WTIM since 2004. Previously, she was a Portfolio Administrator at Balentine & Company from 2002-2004. Prior to joining

Balentine & Company in 2002, she was a Marketing Assistant for The Scotts Company from 2000 to 2002. Ms. Cogar works in the areas of tactical asset allocation and manager research. She also assists with the daily monitoring of manager allocations and cash flows, and implements trades necessary to accommodate inflows and outflows of cash.





          Below is a list of each Fund's sub-advisers and their staff who are jointly and primarily responsible for the day-to-day management of each Fund's assets. Information about portfolio manager compensation, other accounts managed by the portfolio managers and their ownership in the Funds can be found in the Funds' SAI.

PORTFOLIO MANAGERS-SUB-ADVISERS

          Each sub-adviser makes the day-to-day investment decisions for the portion of a Fund's assets that it manages, subject to the supervision of RSMC, WTIM and the Board of Trustees. Each sub-adviser continuously reviews, supervises and administers its own investment program.

LARGE-CAP FUND, MID-CAP FUND AND SMALL-CAP FUND


          PARAMETRIC PORTFOLIO ASSOCIATES, LLC. PPA, a sub-adviser to the Large-Cap Fund, Mid-Cap Fund and Small-Cap Fund, is a registered investment adviser located at 1151 Fairview Avenue North, Seattle, Washington 98109. PPA is controlled by Eaton Vance Corp., which owns 80% of PPA's stock equity. Since 1987, PPA has provided advisory services to mutual funds and other institutional accounts, including corporations, union and pension accounts, foundations, trusts, and individuals. As of September 30, 2006, PPA had assets under management of approximately $17.8 billion.


          THOMAS SETO is Vice President and Director of Portfolio Management of PPA. He is responsible for portfolio management at PPA. Prior to joining PPA in 1998, Mr. Seto served as the Head of U.S. Equity Index Investments at Barclays Global Investors.

LARGE-CAP FUND


          ARMSTRONG SHAW ASSOCIATES INC. ASA is a registered investment adviser founded in 1984, and located at 45 Grove Street, New Canaan, Connecticut. As of September 30, 2006, ASA had assets under management of approximately $8.7 billion. JEFFREY SHAW is the Lead Portfolio Manager for the portion of the Fund managed by ASA. He has been the Chairman and President of ASA since 1999 and 1989, respectively, and is a co-founder of the firm.



          MONTAG & CALDWELL, INC. M&C is a registered investment adviser founded in 1945, and located at 3455 Peachtree Road NE Suite 1200, Atlanta, Georgia 30326. M&C is a wholly-owned subsidiary of ABN AMRO Asset Management Holdings, Inc. As of September 30, 2006, M&C had client assets under management of approximately $20.7 billion. An investment management team makes the investment decisions for the portion of assets of the Fund managed by M&C.



          RONALD E. CANAKARIS, CIC, CFA leads the M&C Investment Management Team. Mr. Canakaris is Chairman, President and Chief Investment Officer of M&C. He has been with the firm since 1972 and is responsible for developing the firm's investment process. He has a B.S. and B.A. from the University of Florida.

          HELEN M. DONAHUE, CFA is Vice President and Investment Counselor of M&C. Ms. Donahue joined M&C in 1997 after six years in the investment business. Prior to joining M&C, she served as an Assistant Vice President and Fixed Income Portfolio Manager for Legg Mason Capital Management. She is a registered representative with the National Association of Securities Dealers and her professional affiliations include the Association for Investment Management and Research and the Atlanta Society of Financial Analysts. Ms. Donahue holds a B.A. from Loyola College.


          GROVER C. MAXWELL III, CFA is Executive Vice President and Investment Counselor of M&C. Mr. Maxwell joined M&C in 1988 and currently serves as a Portfolio Manager/Investment Counselor. His professional affiliations include the Association for Investment Management and Research and the Atlanta Society of Financial Analysts. Mr. Maxwell holds a B.A. from The University of the South and an M.B.A. from Emory University. Mr. Maxwell assists in the day-to-day management of the Fund.



          FIRST QUADRANT, L.P. First Quadrant is a registered investment adviser founded in 1988, and located at 800 East Colorado Boulevard, Suite 900, Pasadena, California 91101. Affiliated Managers Group, Inc., located at 600 Hale Street, Prides Crossing, MA 01965, indirectly owns a majority interest in First Quadrant. First Quadrant offers advice, investment management and related services to institutional and individual clients using various investment strategies including taxable and tax-exempt equity management, global tactical asset allocation, market neutral approaches and currency overlay. As of September 30, 2006, First Quadrant had assets and overlays under management of approximately $28 billion.


          CHRISTOPHER G. LUCK and R. MAX DARNELL are the Lead Portfolio Managers for the portion of the Fund managed by First Quadrant. Mr. Luck is a Partner of First Quadrant and a Director of Equity Portfolio Management, positions he has held since March 1996, and previously was the Director of Equity Management of First Quadrant's predecessor, First Quadrant Corporation, since September 1995. Mr. Darnell is a Partner and the Chief Investment Officer of, and a Portfolio Manager for, First Quadrant and has been with the firm since 1991.

MID-CAP FUND


          BENNETT LAWRENCE MANAGEMENT, LLC. BLM is a registered investment adviser founded in 1995, and located at 757 Third Avenue, New York, New York 10017. BLM provides advisory services to mutual funds, separately managed accounts, domestic and offshore funds and other pooled investments vehicles. As of June 30, 2006, BLM had assets under management of approximately $2.0 billion.


          VAN SCHREIBER has been the Managing Member and Chief Portfolio Manager of BLM since 1995. Previously, Mr. Schreiber was a Managing Director and Senior Growth Portfolio Manager with Deutsche Morgan Grenfell/C.J. Lawrence Inc. ("CJL"). He joined CJL in 1965 as a research analyst, became the Department Head of Institutional Marketing in 1968, and a Partner of the firm in 1969. Since 1976, Mr. Schreiber served as an Executive Vice

President of CJL, and a member of the Board of Directors until its acquisition by Morgan Grenfell. Mr. Schreiber received his M.B.A. in Finance from New York University and his undergraduate degree from Williams College.

          W. ALEXANDER L. ELY is a Portfolio Manager at BLM. In addition to portfolio management responsibilities, Mr. Ely is a generalist and covers companies in the wireless communications, defense and financial services categories. Prior to joining the firm in 1997, Mr. Ely was an Equity Product Manager at Oppenheimer Management Corp. Mr. Ely received a Bachelor of Arts in Economics from the University of New Hampshire.


          EQUITY INVESTMENT CORPORATION. EIC is a registered investment adviser founded in 1986, and located at 3007 Piedmont Road, Atlanta, Georgia 30305. The firm manages equity portfolios for institutions and individuals. As of September 30, 2006, EIC had assets under management of approximately $502.4 million.


          JAMES F. BARKSDALE is President of EIC and is the Portfolio Manager for EIC's mid-cap portfolios/accounts. Mr. Barksdale received a B.S. degree from the College of William and Mary and a Masters of Business Administration from the Wharton School of Finance, University of Pennsylvania. He began his career in the finance department of IC Industries where he was involved with investments, acquisitions, and planning. After overseas assignments, he returned to New York City to take a position at Merrill, Lynch, Pierce, Fenner & Smith in asset allocation. He then served as a portfolio manager for Management Asset Corporation, an institutional Graham-Dodd investment firm in Connecticut before returning to Atlanta in 1986 to form Equity Investment Corporation.


          ROBECO USA, L.L.C. Robeco is a registered investment adviser with its principal executive office located at 909 Third Avenue, 32nd Floor, New York, NY 10022. Robeco USA, Inc., located at 909 Third Avenue, 32nd Floor, New York, NY 10022, is the sole member of Robeco. Robeco US Holding, Inc. is the sole shareholder of Robeco USA, Inc. Robeco International Holding B.V. is the sole shareholder of Robeco US Holding, Inc. Robeco Groep N.V. is the sole shareholder of Robeco International Holding B.V. and RABOBANK NEDERLAND is the sole shareholder of Robeco Groep N.V. As of June 30, 2006, Robeco had assets under management in excess of $14 billion.



          EASTON RAGSDALE, CFA, is Head of the Disciplined Equity Group, Managing Director and Senior Portfolio Manager at Robeco. He joined the firm in 2003 after more than twenty years in investment management, including positions at State Street Research and Management and Kidder Peabody & Co. Mr. Ragsdale has A.B. and M.B.A. degrees from the University of Chicago.



          PETER ALBANESE is a Principal and Senior Portfolio Manager at Robeco. He joined the firm in 2003 after more than twelve years at U.S. Trust Company and Kidder Peabody & Co. Mr.Albanese holds a B.S. degree from the State University of NY at Stony Brook and an M.B.A. degree from New York University.



          LEO FOCHTMAN, JR. is a Principal, Associate Portfolio Manager and Senior Quantitative Analyst at Robeco. He joined Robeco in 2004 after more than 15 years experience as an analyst, including positions at State Street Research and Management and Kidder Peabody & Co. Mr. Fochtman has a B.S. degree from Pace University and M.S. degree in finance from Boston College.



          J. MICHAEL MCCUNE, CFA, is Senior Vice President, Associate Portfolio Manager and Quantitative Analyst at Robeco. He joined the firm in 2003 after eight years experience as an analyst, including positions at Deutsche Asset Management, JPMorgan Chase and PNC Financial Services.


SMALL-CAP FUND


          BATTERYMARCH FINANCIAL MANAGEMENT, INC. BFM is a registered investment adviser founded in 1969, and located at 200 Clarendon Street, Boston, Massachusetts, 02116. BFM provides asset management services to corporations, pension plans, mutual funds and trusts. As of August 31, 2006, BFM had assets under management of approximately $22.1 billion.



          BFM believes strongly in a team approach, with portfolio managers working collaboratively and sharing responsibility for investment decisions. The investment teams are organized accordingly to investment mandate and are responsible for managing all accounts in accordance with their respective mandates. The portfolio managers have oversight responsibility for the work done by the quantitative analysts, including factor research, development and testing, and portfolio construction algorithms. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review trades before execution.



          Members of BFM's US investment team manage the portion of the Fund managed by BFM. Members of the team may change from time to time.



          Yu-Nien (Charles) Ko, CFA, and Stephen A. Lanzendorf, CFA, are responsible for the strategic oversight of the investments of the portion of the Fund managed by BFM. Their focus is on portfolio structure, and they are primary responsible for ensuring that the Fund complies with its investment objectives, guidelines and restrictions, and BFM's current investment strategies.



          YU-NIEN (CHARLES) KO, CFA, is a Co-Director and Senior Portfolio Manager of the BFM U.S. investment team. Mr. Ko joined BFM in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003 and co-director and senior portfolio manager of the U.S. investment team in 2006. Mr. Ko has seven years of investment experience.



          STEPHEN A. LANZENDORF, CFA, is a Co-Director and Senior Portfolio Manager of the BFM U.S. investment team. He joined BFM in 2006 as co-director and senior portfolio manager of the U.S. investment team. An experienced quantitative strategist, Mr. Lanzendorf previously held responsibilities at Independence Investments and The Colonial Group. He is a member of the Chicago Quantitative Alliance and the Boston Security Analysts Society. Mr. Lanzendorf has 22 years of investment experience.

          ANTHONY C. SANTOSUS, CFA, is a Portfolio Manager of BFM's U.S. investment team. Mr. Santosus joined BMF's U.S. investment team in 2001. Prior to that, he managed U.S. equity portfolios at Putnam Investments, with additional responsibilities related to product development. He also served as an Investment Technologist and Quantitative Analyst at Putnam. Mr. Santosus is a member of the Boston Security Analysts Society and a former member of the Frank Russell Advisory Board, and has 19 years of investment experience. He holds a B.S. from Northeastern University.






          SYSTEMATIC FINANCIAL MANAGEMENT, L.P. SFM is a registered investment adviser founded in 1982, and located at 300 Frank W. Burr Boulevard, 7th Floor, Glenpointe East, Teaneck, New Jersey, 07666. SFM is jointly owned by Affiliated Managers Group, a holding company, and employees of the firm. SFM provides asset management services to corporations, foundations, endowments, high net worth individuals and insurance companies. As of September 30, 2006, SFM had assets under management of approximately $8 billion.






          KEN BURGESS, CFA, is a partner in the firm and serves as lead portfolio manager for our Small Cap Free Cash Flow portfolio. He also serves as an analyst, providing research support within selected economic sectors. Mr. Burgess' investment career began in 1993, when he joined Systematic. He specializes in cash flow analysis and devotes his efforts to portfolio management and the analysis of small cap equities. His work has included contributions to quantitative and fundamental equity analysis, portfolio management, and performance analytics. Mr. Burgess is a Chartered Financial Analyst, a member of the CFA Institute and a member of the New York Society of Security Analysts (NYSSA). He conducted his undergraduate studies at New Hampshire College, majoring in economics and finance.


INTERNATIONAL FUND


          GOLDMAN SACHS ASSET MANAGEMENT, L.P. GSAM, a wholly-owned subsidiary of The Goldman Sachs Group, Inc., is located at 32 Old Slip, New York, New York 10005. GSAM is part of the Investment Management Division (IMD) and an affiliate of Goldman, Sachs & Co. (Goldman Sachs). As of June 30, 2006, GSAM along with other units of IMD had assets under management of approximately $582.1 billion. GSAM's Quantitative Equity Team is led by Robert Jones. Mr. Jones' team is divided into four areas: research, portfolio management, product management and information technology. There are eight dedicated portfolio managers working with Mr. Jones; in managing various portfolios, the Quantitative Equity Team employs several different investment strategies, one of which is the Structured International Strategy, overseen by Mr. Ioffe.


          ROBERT JONES, CFA is a Managing Director of GSAM's Quantitative Equity Group in New York and Senior Portfolio Manager. Mr. Jones joined GSAM as a Portfolio Manager in 1989. He received a B.A. from Brown University in 1978 and a M.B.A. from the University of Michigan in 1980.


Melissa R. Brown, CFA is a Senior Portfolio Manager on the Global Quantitative Equity Team, where she is responsible for US and Global portfolios. As a member of the GQE Investment Policy Committee, Melissa is involved with all aspects of the portfolio management process. Melissa joined Goldman Sachs Asset Management in 1998. For the 15 years prior to joining GSAM, she was the Director of Quantitative Equity Research for Prudential Securities, where her primary function was to research, develop and deliver stock valuation analysis and ratings as well as an overall quantitative market perspective. She also served on the firm's Investment Policy Committee. Melissa has 23 years of industry experience, including 10 years as an All-Star-rated Quantitative Analyst in the Institutional Investor annual survey. She received a BS in Economics from the Wharton School of the University of Pennsylvania and an MBA in Finance from New York University. Melissa is a CFA charter holder. She currently serves on the board of the Chicago Quantitative Alliance and is a former sub-chairperson on the Institute of Chartered Financial Analysts' Candidate Curriculum Committee.


          LEN IOFFE, CFA is a Managing Director and Senior Portfolio Manager on the Global Quantitative Equity Team, where he is responsible for portfolio management of global and non-U.S. portfolios. He is also a member of the GQE Investment Policy Committee. Prior to this role Len performed portfolio construction and risk analysis of both domestic and international portfolios and implemented different trading strategies. Len joined GSAM in 1994. Before joining GSAM, he worked at Smith Barney Shearson. Len has 15 years of industry experience. He received an M.S. in Computer Science from St. Petersburg Polytechnic University in Russia and an M.B.A. from New York University's Stern School of Business.


          JULIUS BAER INVESTMENT MANAGEMENT, LLC. JBIM, located at 330 Madison Avenue, New York, NY 10017, is a registered investment adviser and a wholly-owned subsidiary of Julius Baer Securities Inc. ("JBS"). JBS, located at the same address, is a wholly owned subsidiary of Julius Baer Holding Ltd. of Zurich, Switzerland. As of September 30, 2006, JBIM had assets under management of approximately $44.45 billion. Richard C. Pell and Rudolph Riad Younes are members of JBIM's portfolio management team that are responsible for the management of the International Fund.


          RUDOLPH RIAD YOUNES, CFA is a Senior Vice President and the Head of International Equities of JBIM. Mr. Younes joined the Julius Baer Group in 1993 and specializes in international equity and emerging market investments. Mr. Younes is also responsible for managing the international equity component of all balanced investment strategies of JBIM. Prior to joining the Julius Baer Group, Mr. Younes was an Associate Director at Swiss Bank Corp. Mr. Younes is a Chartered Financial Analyst and received an M.B.A. in Management from Yale University and an M.S. in Electrical Engineering from Columbia University. Mr. Younes is fluent in Arabic, English and French and has a working knowledge of German.


          RICHARD C. PELL is a Senior Vice President and the Chief Investment Officer of JBIM. Mr. Pell joined the Julius Baer Group as Chief Investment Officer in 1995. His investment team is responsible for global and international equity, as well as global balanced management. Prior to joining the Julius Baer Group, Mr. Pell worked for Bankers Trust Company from 1990 to 1995. While he was with Bankers Trust Company, Mr. Pell focused on global fixed income and global balanced portfolio management. From 1988 to 1990, Mr. Pell was with Mitchell Hutchins Institutional Investors and was the head of its corporate bonds and mortgage backed securities. From 1983 to 1988, Mr. Pell was with Bank of Tokyo Trust Company and was responsible for its U.S. balanced and fixed income management. Mr. Pell holds a B.A. in History from the University of California, Berkeley, and an M.B.A. in Finance from New York University.



          THE BOSTON COMPANY ASSET MANAGEMENT, LLC. BCAM is a registered investment adviser, with its principal executive office located at One Boston Place, Boston, MA 02109. Mellon Trust of New England, N.A., located at One Boston Place, Boston, MA 02109, owns a majority interest in BCAM. As of September 30, 2006, BCAM had assets under management of approximately $67 billion. BCAM was founded on January 1, 1970.


          DANIEL B. LEVAN, CFA is the Lead Portfolio Manager for BCAM's International Small Cap Equity Strategy. He is also a member of the portfolio management team for BCAM's Global Equity and International Core Equity disciplines. In addition, Mr. LeVan is responsible for conducting research covering the health care and technology sectors. Prior to joining the firm, Mr. LeVan was a Captain serving in the United States Air Force. He received his M.S.F. from Boston College and his M.B.A. from Bentley College. Mr. LeVan holds a B.S. from Clarkson University. Mr. LeVan is a Chartered Financial Analyst charter holder.

          JOHN W. EVERS, CFA is an Assistant Portfolio Manager for BCAM's Global Equity, International Core and International Small Cap Equity Strategies. He is also responsible for performing research covering the energy and telecommunications sectors. Prior to joining BCAM, Mr. Evers was a Fixed Income Quantitative Analyst at Wellington Management. Previously, he was a Senior Analyst at Aetna Life & Casualty. Mr. Evers holds his M.S.F. from Boston College and his B.S. from the University of Maine. Mr. Evers is a Chartered Financial Analyst charter holder.


          ACADIAN ASSET MANAGEMENT, INC. Acadian is a registered investment adviser, with its principal executive office located at One Post Office Square, Boston, MA 02109. Old Mutual Asset Managers (U.S.) LLC, located at 200 Clarendon Street, 53rd Floor, Boston, MA 02116, is the sole shareholder of Acadian. Old Mutual (U.S.) Holdings Inc. is the sole shareholder of Old Mutual Asset Managers (U.S.) LLC. OM Group (UK) Limited is the sole shareholder of Old Mutual (U.S.) Holdings Inc. and Old Mutual PLC is the sole shareholder of OM Group (UK) Limited. As of September 30, 2006, Acadian had assets under management of approximately $51.75 billion. Acadian was founded in 1986.


          MATTHEW J. COHEN, CFA is a Senior Vice President, Portfolio Manager, and the Investment Database Manager. Matt joined Acadian in 1994. He specializes in equity valuation techniques and manages the processes and data that drive Acadian's investment approach. Previously, Mr. Cohen worked as a Senior Systems Analyst and Project Manager for Digital Equipment Corporation. Education: B.S., Management, Rensselaer Polytechnic Institute; M.B.A., Finance, Boston University.

          TERENCE C. BURNHAM, PH.D. is a Portfolio Manager and the Director of Economics. Mr. Burnham joined Acadian in the Fall of 2005. He was formerly an Economics Professor at Harvard Business School, University of Michigan and Harvard's Kennedy School. Formerly President and CFO of Progenics Pharmaceuticals, Inc. Publisher of academic articles and numerous books. Masters in Computer Science, San Diego State University; Masters in Management, MIT's Sloan School; Ph.D. in Business Economics from Harvard University. He served with distinction as a tank driver in the U.S. Marine Corps.

REAL ASSET FUND


          AEW MANAGEMENT AND ADVISORS, L.P. AEW, an affiliate of AEW Capital Management, L.P., is a registered investment adviser. Together with its affiliates, AEW had $9 billion of assets under management as of September 30, 2006. AEW is a subsidiary of (and controlled by) IXIS Asset Management North America, L.P., which, is part of IXIS Asset Management Group. Together, with subsidiaries and affiliates in the U.S., Europe and Asia, IXIS Asset Management Group managed more than $560 billion in assets for institutions and individuals as of June 30, 2006. AEW is located at Two Seaport Lane, World Trade Center East, Boston, Massachusetts 02210.

          MATTHEW A. TROXELL serves as Portfolio Manager for the Fund. Mr. Troxell joined AEW in 1994 as a Vice President and became a Principal of the firm in 1997. Mr. Troxell has over 20 years of securities and portfolio management experience. Prior to joining AEW, he was a Vice President and Assistant to the President of Landmark Land Company and a Securities Analyst at A.G. Becker Paribas. Mr. Troxell is a Chartered Financial Analyst.


          REAL ESTATE MANAGEMENT SERVICES GROUP, LLC. REMS, located at 1100 Fifth Avenue South, Suite 301, Naples, Florida 34102, was organized in May 2002. REMS is a registered investment adviser specializing in REIT portfolio management. As of September 30, 2006, the REMS Group had approximately $653 million in assets under management.


          EDWARD W. TURVILLE, CFA is the Managing Director of REMS and has been with REMS since 2000. From 1992 to 2000, Mr. Turville was a Senior Vice President and shareholder of Dalton, Greiner, Hartman, Maher & Co. and managed real estate and REIT investments for the firm. He has conducted research related to publicly traded real estate securities since 1970, served as a director of a publicly traded real estate firm and provided consulting services to private real estate partnerships.





          STANDISH MELLON ASSET MANAGEMENT COMPANY LLC. Standish Mellon is a registered investment adviser, with its principal executive office located at Mellon Financial Center, One Boston Place, Suite 024-0344, Boston, Massachusetts 02108. Mellon Financial Corporation, located at One Boston Place, Boston, MA 02109, wholly owns Standish Mellon. As of August 31, 2006, Standish Mellon had assets under management of approximately $151.5 billion. Standish Mellon was formed on July 31, 2001.


          With respect to the portion of the Fund's assets allocated to Standish Mellon, Robert M. Bayston, CFA serves as the Lead Portfolio Manager. In addition Aimee M. Figueiredo and Nate D. Pearson serve as Research Analysts.

          ROBERT M. BAYSTON, CFA, is a Portfolio Manager for Standish Mellon's TIPS strategy and a Derivatives Trader. His trading responsibilities include the analysis and execution of derivative strategies across fixed income sectors including Treasuries, agencies, interest rate swaps, mortgages and corporate bonds. Using derivatives as hedging tools, Mr. Bayston is responsible for evaluating multi-sector option strategies and their application to portfolios. He joined the company in 1991 and has an M.S. from Boston College and a B.S. from the University of Virginia.

          AIMEE M. FIGUEIREDO is a Liquid Product Trader. She joined the company in 2002. She has a B.A. from Elmira College. She is currently a candidate in the CFA program.

          NATE D. PEARSON is a Trader, responsible for liquid products. He joined the company in 2005 from Darling Consulting Group, where he was responsible for interest rate risk analysis and balance sheet management for client banks. Nate has an M.S.F. from Boston College and a B.S. from the University of New Hampshire. He is a candidate in the CFA program.

SERVICE PROVIDERS

The chart below provides information on the Funds' primary service providers.

Asset                                   Shareholder
Management                              Services

 INVESTMENT ADVISER AND ADMINISTRATOR                TRANSFER AGENT

    Rodney Square Management Corp.                      PFPC Inc.
       1100 North Market Street                      760 Moore Road
         Wilmington, DE 19890                   King of Prussia, PA 19406

Manages each Fund's investment          Handles certain shareholder services,
activities and oversees Fund            including recordkeeping and statements,
administration and other service        payment of distributions and processing
providers.                              of buy and sell requests.

                                 WT MUTUAL FUND

                     Wilmington Multi-Manager Large-Cap Fund
                      Wilmington Multi-Manager Mid-Cap Fund
                     Wilmington Multi-Manager Small-Cap Fund
                   Wilmington Multi-Manager International Fund
                    Wilmington Multi-Manager Real Asset Fund

Fund                                    Fund Asset
Operations                              Safe Keeping

        SUB-ADMINISTRATOR AND                           CUSTODIAN
           ACCOUNTING AGENT

              PFPC Inc.                         Wilmington Trust Company
         301 Bellevue Parkway                   1100 North Market Street
         Wilmington, DE 19809                     Wilmington, DE 19890

Provides facilities, equipment and      Holds each Fund's assets, settles all
personnel to carry out administrative   portfolio trades and collects most of
services related to each Fund and       the valuation data required for
calculates each Fund's NAV and          calculating each Fund's NAV per share.
distributions.

                                  Distribution

                                   DISTRIBUTOR

                       Professional Funds Distributor, LLC
                                 760 Moore Road
                            King of Prussia, PA 19406
                         Distributes the Funds' Shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

          The price of each Fund's shares is based on the Fund's net asset value ("NAV"). The Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds' sub-administrator and accounting agent, PFPC Inc. ("PFPC"), determines the daily NAV per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

          Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. A Fund may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Fund prices its shares. Significant events may include (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict; or (iv) significant domestic or foreign market fluctuations. The Funds' policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to a Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing. In addition, foreign securities held by a Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Funds cannot be bought or sold.

          PFPC determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

PURCHASE OF SHARES


          A Shares are offered on a continuous basis and are sold with a front-end sales charge. The minimum initial investment in A Shares is $1,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount.

Front-End Sales Charge


          In order to purchase A Shares, you will incur a front-end sales charge at the time of purchase (a "sales charge") based on the dollar amount of your purchase. The maximum initial sales charge is 3.50% of the offering price, which is reduced for purchases of $100,000 or more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reductions and Waivers". To obtain a breakpoint discount, you should inform the Fund (or your financial intermediary) at the time of purchase of the existence of all circumstances. Please provide the Fund (or your financial intermediary) with Fund account statements and the following information verifying your eligibility for a breakpoint discount:


     - Information or records regarding Fund shares held in all your accounts (e.g., retirement accounts) at your financial intermediary(ies); and

     - Information or records regarding Fund shares held at any financial intermediary by persons related to you, such as members of your family or household.


          The offering price for each A Share is the NAV plus the front-end sales charge. When you purchase A Shares in a Fund, the Fund will deduct the appropriate front-end sales charge and invest the remainder in A Shares of the Fund.



          A Shares are subject to an ongoing distribution (Rule 12b-1) fee of 0.25% of each Fund's average daily net assets attributable to A Shares. A Shares will not be subject to any contingent deferred sales charge ("CDSC" or "back-end sales charge") when they are redeemed. The sales charge is paid directly to the selling broker-dealer.


                           As a Percentage      As a Percentage
YOUR INVESTMENT           of Offering Price   of Your Investment
---------------           -----------------   ------------------
$1,000 up to $100,000           3.50%                3.63%
$100,000 up to $250,000         2.00%                2.04%
$250,000 up to $500,000         1.50%                1.52%
Over $500,000                   None                 None

SALES CHARGE REDUCTIONS AND WAIVERS


          REDUCING SALES CHARGES ON YOUR A SHARES. There are several ways you can combine multiple purchases of A Shares to take advantage of the breakpoints in the sales charge schedule. These can be combined in any manner:



     - Accumulation privilege - permits you to add the value of any A Shares that you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges.



     - Letter of intent - permits you to purchase A Shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. See the new account application and the Funds' SAI for terms and conditions.


          To use these privileges, discuss your eligibility with your financial consultant.

          NET ASSET VALUE PURCHASES. A Shares may be purchased at net asset value by:


     - Clients of financial consultants and broker-dealers who exchange their shares from an unaffiliated investment company that has a comparable sales charge, provided that such shares are purchased within sixty
          (60) days of the redemption and the exchange is effected through the same financial consultant;

     - Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with fifty (50) or more eligible employees and employer-sponsored benefit plans in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

     - Investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services;

     - "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the distributor or another broker-dealer or financial institution with respect to sales of a Fund's shares;

     - Current or retired trustees, officers and employees of the Trust, the distributor, the transfer agent, the Adviser and its affiliates, certain family members of the above persons, and trusts or plans primarily for such persons or their family members; and

     - Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the distributor.


          You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Funds' distributor ("Service Organization"), you may also purchase shares through such Service Organization. If you wish to purchase Fund shares through your account at Wilmington Trust or through a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.



          The Funds' SAI further explains the front-end sales charge on the Funds' A Shares and is accessible, free of charge, on the Funds' website at www.wilmingtonfunds.com. If you would like additional information about each Fund's sales charges, you may also call (800) 336-9970.


          BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Multi-Manager Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:

Regular mail:                           Overnight mail:
Wilmington Multi-Manager Funds          Wilmington Multi-Manager Funds
c/o PFPC Inc.                           c/o PFPC Inc.
P.O. Box 9828                           101 Sabin Street
Providence, RI 02940                    Pawtucket, RI 02860-1427

          BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

          ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day.

          Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

          It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

REDEMPTION OF SHARES


          You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day if received after 4:00 p.m. Eastern time or on a non-business day, but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or through a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

          REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list is shown under the heading "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first; however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring,
(E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; or (iii) shares converted from one share class to another in the same Fund.

          FREQUENT PURCHASES AND REDEMPTIONS: The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fees set forth above and the related exchange fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing". Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

          Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Because certain of the Funds invest significantly in foreign securities traded on markets which close prior to when such Fund determines its net asset value, market timing can cause dilution in the value of such Fund's shares held by other shareholders. This occurs when market timers attempt to trade Fund shares when the net asset value of the Fund does not reflect the value of the underlying portfolio securities. While the Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. See "PRICING OF SHARES" for more information. Also, because some of the Funds invest in small-cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in such Fund's shares to take advantage of the market pricing inefficiency of such small-cap stocks, may result in dilution in the value of Fund shares held by long-term investors. Short-term trading in such small-cap stocks may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small-cap stocks.

          There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The ability of the Funds and their agents to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to the Funds or their agents regarding underlying beneficial owners of Fund shares.


          BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a signature guarantee program recognized by the Securities Transfer Association. The three recognized signature guarantee programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program
(MSP). Signature guarantees that are not part of these programs will not be accepted.



          Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:


Regular mail:                           Overnight mail:
Wilmington Multi-Manager Funds          Wilmington Multi-Manager Funds
c/o PFPC Inc.                           c/o PFPC Inc.
P.O. Box 9828                           101 Sabin Street
Providence, RI 02940                    Pawtucket, RI 02860-1427

          BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

          ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your pre-designated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

          In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.


          If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

          SMALL ACCOUNTS: If the value of your investment in a Fund falls below $500, you may be asked to increase your balance. If after 60 days the account value is still below $500, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $500 solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

EXCHANGE OF SHARES


          You may exchange all or a portion of your A Shares in a Fund for A Shares of the following funds ("Wilmington Funds"):


          Wilmington Aggressive Asset Allocation Fund
          Wilmington Moderate Asset Allocation Fund
          Wilmington Conservative Asset Allocation Fund
          Wilmington ETF Allocation Fund
          Wilmington Short/Intermediate-Term Bond Fund
          Wilmington Broad Market Bond Fund
          Wilmington Municipal Bond Fund




          Wilmington Large-Cap Core Fund
          Wilmington Large-Cap Value Fund
          Wilmington Large-Cap Growth Fund
          Wilmington Mid-Cap Core Fund
          Wilmington Small-Cap Core Fund
          Wilmington Small-Cap Value Fund
          Wilmington Small-Cap Growth Fund
          Wilmington Multi-Manager Large-Cap Fund
          Wilmington Multi-Manager Mid-Cap Fund
          Wilmington Multi-Manager Small-Cap Fund
          Wilmington Multi-Manager International Fund
          Wilmington Multi-Manager Real Asset Fund

          Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

          Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $500 in a shareholder's account.

          FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged.


          Prospectuses for A Shares of the other Wilmington Funds may be obtained free of charge, on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.


DISTRIBUTIONS

          Distributions from the net investment income, if any, of each Fund are declared and paid quarterly to you. Any net capital gain realized by a Fund will be distributed annually.

          Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

          As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While a Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. The Funds' distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. If the Fund has dividend income that qualifies as qualified dividend income, as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum amount allowable will be designated by the Fund and such amount will be taxable to individual shareholders at a stated maximum rate of 15%. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

          The Funds' distributions of a net capital gain, if any, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if Fund shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

          It is a taxable event for you if you sell or exchange shares of any Fund. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

          STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

          This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in the Funds' SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

          Professional Fund Distributors, LLC manages the Funds' distribution efforts, provides assistance and expertise in developing marketing plans and materials and enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates.

DISTRIBUTION FEES


          The A Shares of each Fund have adopted a distribution plan under Rule 12b-1 that allows a Fund to pay a fee to the Distributor for the sale and distribution of A Shares, and for services provided to shareholders of A Shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distribution (12b-1) Plan provides for payments of up to 0.25% of the average daily net assets of each Fund's A Shares.


SUB-TRANSFER AGENCY FEES

          The Board of Trustees has authorized each Fund to pay sub-transfer agency fees to compensate shareholder service providers who maintain a service relationship with shareholders of a Fund. Service activities provided by service providers under this plan include: (a) answering shareholders' inquiries; (b) assisting in designating and changing dividend options, account designations and addresses; (c) establishing and maintaining shareholders' accounts and records;
(d) assisting in processing Fund share purchase, exchange and redemption transactions; (e) arranging for the wiring of funds relating to transactions in Fund shares; (f) transmitting and receiving funds in connection with shareholder orders to purchase, exchange or redeem shares; (g) verifying and guaranteeing shareholder signatures in connection with redemption orders, transfers among and changes in shareholder-designated accounts; (h) providing periodic statements showing a shareholder's account balances; (i) furnishing on behalf of the Funds' distributor periodic statements and confirmations of all purchases, exchanges and redemptions of Fund shares; (j) transmitting proxy statements, annual reports, updating prospectuses and other communications from the Funds to shareholders; (k) receiving, tabulating and transmitting to the Funds proxies executed by shareholders; (l) providing reports containing state-by-state listings of the principal residences of the beneficial owners of Fund shares;
(m) completing all customer identification procedures in relation to the shareholders under the Funds' anti-money laundering program; (n) providing to shareholders all privacy notices and (o) providing other services requested by shareholders of the Funds' shares. RSMC may provide services to some shareholders of the Funds' shares and receive a sub-transfer agency fee or may remit all or a portion of such fees to a broker or other financial institution which has contracted with the Funds ("Intermediaries").

ADDITIONAL PAYMENTS

          RSMC and/or its affiliates (other than the Funds) may pay, out of its own assets, compensation to Intermediaries in connection with the sale and distribution of Fund shares and shareholder services. These payments ("Additional Payments") would be in addition to the payments by the Funds described in this Prospectus for distribution (Rule 12b-1) or shareholder servicing and sub-transfer agency. These Additional Payments may take the form of "due diligence" payments for an Intermediary's examination of the Funds and payments for providing extra employee training and information relating to the Fund; "listing" fees for the placement of the Funds on an Intermediary's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Funds; "marketing support" fees for providing assistance in promoting the sale of the Funds' shares; and payments for the sale of shares or the maintenance of share balances. In addition, RSMC and its affiliates may make Additional Payments for sub-accounting, administrative or shareholder processing services that are in addition to the shareholder administration, servicing and processing fees paid by the Funds. The Additional Payments made by RSMC and its affiliates may be: (a) a fixed dollar amount; (b) based on the number of customer accounts maintained by an Intermediary; (c) based on a percentage of the value of shares sold to or held by, customers of the Intermediary involved; or (d) calculated on another basis. The Additional Payments may be different for different Intermediaries.

SHARE CLASSES


          The Funds issue Institutional Shares, A Shares and Service Shares. Each class of shares bears a pro-rata portion of a Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. A Shares pay a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase A Shares. Service Shares are offered to investors who use a financial intermediary to process transactions and are subject to a shareholder service fee.

                              FOR MORE INFORMATION

          FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

          ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on the Funds' portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

          STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

          Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:

          WT Mutual Fund
          c/o PFPC Inc.
          101 Sabin Street
          Pawtucket, RI 02860-1427
          (800) 336-9970
          9:00 a.m. to 5:00 p.m. Eastern time


          The Funds' SAI and annual and semi-reports are accessible, free of charge, on the Funds' website at http://www.wilmingtonfunds.com. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.


          FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800)-336-9970.

            The investment company registration number is 811-08648.

                     WILMINGTON MULTI-MANAGER LARGE-CAP FUND
                      WILMINGTON MULTI-MANAGER MID-CAP FUND
                     WILMINGTON MULTI-MANAGER SMALL-CAP FUND
                   WILMINGTON MULTI-MANAGER INTERNATIONAL FUND
                    WILMINGTON MULTI-MANAGER REAL ASSET FUND

                                OF WT MUTUAL FUND
                              INSTITUTIONAL SHARES


                        PROSPECTUS DATED NOVEMBER 1, 2006


          This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

          Please note that these Funds:

     -    are not bank deposits

     - are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

     -    are not federally insured

     - are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC "), the Federal Reserve Board or any other governmental agency

     -    are not guaranteed to achieve their goal(s)

          These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


                                FUND DESCRIPTIONS

A look at the goals, strategies, risks, expenses and financial history of each Fund.

Summary...................................................................     1
Performance Information...................................................     4
Fees and Expenses.........................................................    14
Example...................................................................    15

                        ADDITIONAL INVESTMENT INFORMATION

Investment Objective......................................................    15
Principal Investment Strategies...........................................    16
Additional Risk Information...............................................    29
Financial Highlights......................................................    32

                             MANAGEMENT OF THE FUNDS

Details about the service providers.

Investment Adviser........................................................    37
Fund Management...........................................................    38
Service Providers.........................................................    48

                             SHAREHOLDER INFORMATION

Policies and instructions for opening, maintaining and closing an account in any of the Funds.

Pricing of Shares.........................................................    49
Purchase of Shares........................................................    49
Redemption of Shares......................................................    51
Exchange of Shares........................................................    53
Distributions.............................................................    54
Taxes.....................................................................    55

                            DISTRIBUTION ARRANGEMENTS

Details on the Funds' distribution arrangements and share classes.

Share Classes.............................................................    56

FOR MORE INFORMATION......................................................    57

                     WILMINGTON MULTI-MANAGER LARGE-CAP FUND
                      WILMINGTON MULTI-MANAGER MID-CAP FUND
                     WILMINGTON MULTI-MANAGER SMALL-CAP FUND
                   WILMINGTON MULTI-MANAGER INTERNATIONAL FUND
                    WILMINGTON MULTI-MANAGER REAL ASSET FUND


                                OF WT MUTUAL FUND
                              INSTITUTIONAL SHARES


                                FUND DESCRIPTIONS

SUMMARY

Investment Objective             -    The investment objective of each of
                                      WILMINGTON MULTI-MANAGER LARGE-CAP FUND,
                                      WILMINGTON MULTI-MANAGER MID-CAP FUND and
                                      WILMINGTON MULTI-MANAGER SMALL-CAP FUND is
                                      to achieve long-term capital appreciation.

                                 -    The investment objective of WILMINGTON
                                      MULTI-MANAGER INTERNATIONAL FUND is to
                                      achieve superior long-term capital
                                      appreciation.

                                 -    The investment objective of WILMINGTON
                                      MULTI-MANAGER REAL ASSET FUND is to
                                      achieve long-term preservation of capital with current income.

Investment Focus                 -    Equity or equity-related securities;
                                      Wilmington Multi-Manager Real Asset Fund's
                                      focus includes equity, debt and
                                      commodity/natural resource-related
                                      securities.

Share Price Volatility           -    High

Principal Investment             -    WILMINGTON MULTI-MANAGER LARGE-CAP FUND
Strategies                            (the "Large-Cap Fund") invests at least
                                      80% of its assets in a diversified
                                      portfolio of U.S. equity (or
                                      equity-related) securities of large-cap
                                      corporations.

                                 -    WILMINGTON MULTI-MANAGER MID-CAP FUND (the
                                      "Mid-Cap Fund") invests at least 80% of
                                      its assets in a diversified portfolio of U.S. equity (or equity-related) securities of mid-cap corporations.

                                 -    WILMINGTON MULTI-MANAGER SMALL-CAP FUND
                                      (the "Small-Cap Fund") invests at least
                                      80% of its assets in a diversified
                                      portfolio of U.S. equity (or
                                      equity-related) securities of small-cap
                                      corporations.

                                 -    WILMINGTON MULTI-MANAGER INTERNATIONAL
                                      FUND (the "International Fund") invests at least 85% of its assets in a diversified portfolio of equity (or equity-related) securities of foreign issuers.

                                 -    WILMINGTON MULTI-MANAGER REAL ASSET FUND
                                      (the "Real Asset Fund"), under normal
                                      market conditions invests at least 80% of its net assets in "Real Return" assets consisting of (i) inflation-protected debt securities, (ii) real estate-related securities, and (iii) commodity/natural resource-related securities.

                                 -    Each Fund utilizes a multi-manager
                                      strategy in which the

                                      investment adviser allocates the Fund's
                                      assets among sub-advisers, or invests
                                      directly in exchange-traded funds
                                      ("ETFs"). Rodney Square Management
                                      Corporation ("RSMC") serves as each Fund's investment adviser. RSMC has delegated the responsibility of securities selection and portfolio management of the Funds to the following sub-advisers:

                                 For all Funds:      Wilmington Trust Investment
                                                     Management, LLC.

                                 Large-Cap Fund:     Armstrong Shaw Associates,
                                                     Inc., Montag & Caldwell,
                                                     Inc., First Quadrant, L.P.
                                                     and Parametric Portfolio
                                                     Associates LLC ("PPA").

                                 Mid-Cap Fund:       Bennett Lawrence
                                                     Management, LLC, Equity
                                                     Investment Corporation,
                                                     Robeco USA, L.L.C. and PPA.

                                 Small-Cap Fund:     Batterymarch Financial
                                                     Management, Inc.,
                                                     Systematic Financial
                                                     Management L.P. and PPA.

                                 International Fund: Goldman Sachs Asset
                                                     Management, L.P., Julius
                                                     Baer Investment Management,
                                                     LLC, The Boston Company
                                                     Asset Management, LLC and
                                                     Acadian Asset Management,
                                                     Inc.

                                 Real Asset Fund:    AEW Management and
                                                     Advisors, L.P., Real Estate
                                                     Management Services Group,
                                                     LLC and Standish Mellon
                                                     Asset Management Company
                                                     LLC.

Principal Risks                  The Funds are subject to the risks summarized
                                 below and further described under the heading
                                 "Additional Risk Information" in this
                                 prospectus.

                                 - An investment in a Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency.

                                 - It is possible to lose money by investing in a Fund. There is no guarantee that the stock market or the securities in which a Fund invests will increase in value.

                                 -    A Fund's share price will fluctuate in
                                      response to changes in the market value of its investments. Market value changes result from business or economic developments affecting an issuer as well as general market and economic conditions.

                                 - Because each Fund employs a multi-manager approach, the interplay of the various strategies employed by the investment adviser and sub-advisers may result in a Fund holding large positions in certain types of securities, industries or sectors, as a result of each sub-adviser's independent investment decisions, which may have a negative effect on performance or offset performance of a sub-adviser.

                                 -    Each Fund may use equity derivatives to
                                      pursue its investment objective. The use of derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives.
                                      These risks may cause a Fund to experience higher losses than a Fund that does not use derivatives.

                                 -    Small and mid-cap companies may be more
                                      vulnerable than large-cap companies to
                                      adverse business or economic developments, and their securities may be less liquid and more volatile.

                                 -    The International Fund is subject to
                                      additional risks of investing in foreign markets and is also subject to the risk of losses caused by changes in foreign currency exchange rates.

                                 -    Because the Real Asset Fund invests in
                                      companies related to the real estate and commodity industries, the value of the Real Asset Fund's shares may fluctuate more than the value of shares of a fund that invests in a broader range of securities.

                                 - The performance of each Fund will depend on whether or not the investment adviser or sub-adviser is successful in pursuing its investment strategy.

Investor Profile                 -    Investors who want the value of their
                                      investment to grow and who are willing to
                                      accept more volatility for the possibility
                                      of higher returns.

PERFORMANCE INFORMATION

                     WILMINGTON MULTI-MANAGER LARGE-CAP FUND

          The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Class Shares of the Large-Cap Fund for the past two calendar years and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the Russell 1000(R) Index and the S&P 500(R) Index, both broad measures of market performance. Total return would have been lower had certain fees and expenses not been voluntarily waived or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

           ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION

                              (PERFORMANCE GRAPH)


PERFORMANCE
   YEARS      RETURNS
-----------   -------
2004           10.18%
2005            5.48%



       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2006: 5.96%



   BEST QUARTER           WORST QUARTER
-------------------   --------------------
       8.88%                 -2.08%
(December 31, 2004)   (September 30, 2004)

LARGE-CAP FUND--INSTITUTIONAL SHARES                                                    SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005                            1 YEAR   (JULY 1, 2003)
----------------------------------------------------                            ------   --------------
Return Before Taxes                                                              5.48%       10.13%
Return After Taxes on Distributions(1)                                           4.71%        9.68%
Return After Taxes on Distributions and Sale of Fund Shares(1)                   4.25%        8.56%
Russell 1000(R) Index (reflects no deductions for fees, expenses or taxes)(2)    6.27%       13.38%
S&P 500(R) Index (reflects no deductions for fees, expenses or taxes)(3)         4.91%       12.40%


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


(2) The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Indices are unmanaged and reflect the reinvestment of dividends.


(3) The S&P 500(R) Index is a capitalization-weighted index consisting of 500 publicly traded U.S. companies selected by the Standard & Poor's Index Committee from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total market value of their outstanding shares.

                      WILMINGTON MULTI-MANAGER MID-CAP FUND


          The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Class Shares of the Fund for the past two calendar years and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the Russell MidCap(R) Index and the S&P MidCap 400(R) Index, both broad measures of market performance. Total return would have been lower had certain fees and expenses not been waived or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


           ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION

                               (PERFORMANCE GRAPH)


PERFORMANCE
   YEARS      RETURNS
-----------   -------
2004           17.30%
2005            7.62%



       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2006: 1.59%



    BEST QUARTER       WORST QUARTER
-------------------   ---------------
       11.59%              -3.09%
(December 31, 2004)   (March 31, 2005)

MID-CAP FUND--INSTITUTIONAL SHARES                                   SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005        1 YEAR    (JULY 1, 2003)
----------------------------------------------------        ------   ---------------
Return Before Taxes                                          7.62%        15.46%
Return After Taxes on Distributions(1)                       5.62%        14.56%
Return After Taxes on Distributions and Sale of Fund
   Shares(1)                                                 7.38%        13.27%
Russell MidCap(R) Index (reflects no deductions for fees,
   expenses or taxes)(2)                                    12.65%        21.96%
S&P MidCap 400(R) Index (reflects no deductions for fees,
   expenses or taxes) (3)                                   12.56%        20.13%


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(2) The Russell MidCap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 25% of the total market capitalization of the Russell 1000(R) Index. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Indices are unmanaged and reflect the reinvestment of dividends.


(3) The S&P MidCap 400(R) Index is a benchmark for performance measurement of the mid-capitalization segment of the U.S. equities market. The S&P MidCap 400(R) Index is a capitalization-weighted index consisting of 400 publicly traded U.S. companies selected by the Standard & Poor's Index Committee from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total market value of their outstanding shares. It covers approximately 7% of the U.S. equities market.

                     WILMINGTON MULTI-MANAGER SMALL-CAP FUND


          The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Class Shares of the Fund for the past two calendar years and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the Russell 2000(R) Index and the S&P SmallCap 600(R) Index, both broad measures of market performance. Total return would have been lower had certain fees and expenses not been waived or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


           ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION

                               (PERFORMANCE GRAPH)


PERFORMANCE
   YEARS      RETURNS
-----------   -------
2004           18.22%
2005            5.42%



       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2006: 3.71%



    BEST QUARTER        WORST QUARTER
-------------------   ----------------
       13.95%              -3.25%
(December 31, 2004)   (March 31, 2005)

SMALL-CAP FUND--INSTITUTIONAL SHARES                                    SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005           1 YEAR    (JULY 1, 2003)
----------------------------------------------------           ------   ---------------
Return Before Taxes                                             5.42%        17.38%
Return After Taxes on Distributions(1)                          3.94%        16.35%
Return After Taxes on Distributions and Sale of Fund
   Shares(1)                                                    4.84%        14.66%
Russell 2000(R) Index (reflects no deductions for fees,
   expenses or taxes)(2)                                        4.55%        19.02%
S&P SmallCap 600(R) Index (reflects no deductions for fees,
   expenses or taxes) (3)                                       7.69%        21.38%


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


(2) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Indices are unmanaged and reflect the reinvestment of dividends.


(3) The S&P SmallCap 600(R) Index is a benchmark for performance measurement of the small-capitalization segment of the U.S. equities market. The S&P SmallCap 600(R) Index is a capitalization-weighted index consisting of 600 publicly traded U.S. companies selected by the Standard & Poor's Index Committee from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total market value of their outstanding shares. It covers approximately 3% of the U.S. equities market.

                   WILMINGTON MULTI-MANAGER INTERNATIONAL FUND


          The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Class Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing how the average annual total returns for one year, five years and ten years, before and after taxes, compare with those of the MSCI EAFE(R) Index, a broad measure of market performance. This performance includes the performance of the Fund's predecessor, the International Stock Fund, a collective investment fund. The International Stock Fund's performance has been included for periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Fund (i.e. adjusted to reflect expenses, absent investment advisory fee waivers). The International Stock Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the "1940 Act"), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the International Stock Fund had been registered under the 1940 Act, its performance may have been different. Total return of the Fund would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                               (PERFORMANCE GRAPH)


PERFORMANCE
   YEARS      RETURNS
-----------   -------
1996            8.60%
1997            3.43%
1998           13.48%
1999           41.72%
2000          -15.60%
2001          -26.91%
2002          -18.10%
2003           33.95%
2004           22.10%
2005           14.21%



       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2006: 14.45%



    BEST QUARTER          WORST QUARTER
-------------------   --------------------
       30.08%                -19.24%
(December 31, 1999)   (September 30, 2002)

                                                                            SINCE
                                                                          INCEPTION
INTERNATIONAL FUND--INSTITUTIONAL SHARES                                   JUNE 29,
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005   1 YEAR   5 YEARS      1998     10 YEARS(1)
----------------------------------------------------   ------   -------   ---------   -----------
Return Before Taxes                                    14.21%    2.26%        3.85%     5.48%(2)
Return After Taxes on Distributions(3)                 12.60%    1.82%        2.67%     N/A
Return After Taxes on Distributions and Sale of
   Fund Shares(3)                                      10.52%    1.77%        2.83%     N/A
MSCI EAFE(R) Index (reflects no deductions for
   fees, expenses or taxes)(4)                         13.54%    4.55%        4.68%     5.84%


(1) For periods prior to June 29, 1998, the Fund's predecessor, the International Stock Fund, operated as a collective investment fund. As a collective investment fund, the International Stock Fund was treated differently than the Fund for federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.

(2) This performance information reflects the performance of the Fund and its predecessor, the International Stock Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Fund.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


(4) The MSCI EAFE(R) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. The MSCI EAFE(R) Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

                    WILMINGTON MULTI-MANAGER REAL ASSET FUND

          The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Class Shares of the Fund for the past two calendar years and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of a blend of indices ("Blended Indices") and the National Association of Real Estate Investment Trusts(R) ("NAREIT(R)") Equity Index, a broad measure of market performance.

          On May 16, 2006, shareholders of the Fund approved a change to the Fund's investment objective whereby the Fund seeks to achieve long-term preservation of capital with current income. In conjunction with the change in the Fund's investment objective, the Trustees approved a change in the Fund's investment strategy to allocate its assets among "real return" assets consisting of (i) inflation-protected debt securities, (ii) real estate-related securities, and (iii) commodity/natural resource-related securities. Prior to that date the Fund sought to achieve long-term growth of capital and high current income through investing in real estate-related securities.


          Total return would have been lower had certain fees and expenses not been waived or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


           ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION

                               (PERFORMANCE GRAPH)


PERFORMANCE
   YEARS      RETURNS
-----------   -------
2004           28.49%
2005           13.20%



       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2006: 12.47%



    BEST QUARTER        WORST QUARTER
------------------    ----------------
      14.70%               -5.87%
(December 31, 2004)   (March 31, 2005)

REAL ASSET FUND--INSTITUTIONAL SHARES                               SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005       1 YEAR    (JULY 1, 2003)
----------------------------------------------------       ------   ---------------
Return Before Taxes                                        13.20%        22.02%
Return After Taxes on Distributions(1)                     11.01%        20.06%
Return After Taxes on Distributions and Sale of Fund
   Shares(1)                                                9.72%        18.24%
Blended Indices (reflects no deductions for fees,
   expenses or taxes.)(2)                                   9.62%        14.35%
NAREIT(R) Equity Index (reflects no deductions for fees,
   expenses or taxes)(3)                                   12.17%        25.86%


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


(2) The Blended Indices are calculated by the investment adviser and represents the weighted return of 50% Lehman Brothers Treasury Inflation Protected Securities Index, 30% NAREIT-Equity Index and 20% Dow Jones-AIG Commodity Index Total Return. The Lehman Brothers Treasury Inflation Protected Securities Index is an unmanaged index of publicly issued, U.S. Treasury inflation-protected securities that have at least 1 year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value. The NAREIT(R) Equity Index is a unmanaged index of "equity REITS" that tracks the performance of tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the Nasdaq National Market System. The NAREIT(R) Equity Index is a market-value weighted unmanaged index based upon the last closing price of the month for tax- qualified real estate investment trusts currently trading on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange. The Dow Jones-AIG Commodity IndexSM is a rolling index composed of futures contracts on 19 physical commodities.



(3) The NAREIT(R) Equity Index is an unmanaged index of "equity REITS" that tracks the performance of tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The NAREIT(R) Equity Index is market-value weighted unmanaged index based upon the last closing price of the month for tax- qualified real estate investment trusts currently trading on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange.

FEES AND EXPENSES


          The table below shows the fees and expenses that you may pay if you buy and hold Institutional Class Shares of a Fund. The expenses are shown as a percentage of its annual average daily net assets.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)   Institutional Shares
----------------------------------------------------------   --------------------
Maximum sales charge (load) imposed on purchases (as a
   percentage of offering price)                                     None
Maximum deferred sales charge                                        None
Maximum sales charge imposed on reinvested dividends (and
   other distributions)                                              None
Redemption fee (a)                                                   1.00%
Exchange fee (a)                                                     1.00%

----------
(a) Institutional Shares are subject to a 1.00% redemption fee or exchange fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                                                  International   Real Asset
INSTITUTIONAL SHARES             Large-Cap Fund   Mid-Cap Fund   Small-Cap Fund        Fund          Fund
--------------------             --------------   ------------   --------------   -------------   ----------
Management fees                    0.73%           0.71%           0.95%             0.88%(1)      0.53%(2)
Distribution (Rule 12b-1) fees     None            None            None              None          None
Other expenses                     0.34%           0.63%           0.54%             0.25%         0.35%
TOTAL ANNUAL FUND
   OPERATING EXPENSES              1.07%           1.34%           1.49%             1.13%         0.88%
Waivers/Reimbursements            (0.07)%(3, 4)   (0.19)%(3, 4)   (0.24)%(3, 4)     (0.03)%(4)    (0.03)%(4)
NET EXPENSES                       1.00%(3, 4)     1.15%(3, 4)     1.25%(3, 4)       1.10%(4)      0.85%(4)



----------
(1) Management fees have been restated to reflect the additional management fees that would have been incurred due to the addition of two sub-advisers. The management fees paid by the Fund for the year ended June 30, 2006 were 0.85% of annual average daily net assets.



(2) Management fees have been restated to reflect the reduction in management fees that would have occurred due to the change in investment objective, investment strategy and the addition of a sub-adviser. The management fees paid by the Fund for the year ended June 30, 2006 were 0.69% of annual average daily net assets.



(3) RSMC has contractually agreed to waive a portion of its advisory fee or reimburse other operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to the extent that total annual operating expenses exceed 1.00%, 1.15% and 1.25% of annual average daily net assets of the Large-Cap Fund, Mid-Cap Fund and Small-Cap Fund, respectively. This undertaking will remain in place until June 30, 2011, unless the Board of Trustees approves its earlier termination.



(4) Pursuant to separate fee waiver agreements, certain sub-advisers have agreed to waive their fees to the extent that the fee calculation determined under the respective sub-advisory agreement exceeds the fee calculation determined by taking into account similarly managed assets in the accounts of clients of RSMC or its affiliates. The fee waivers amounted to 0.07%, 0.03%, 0.01%, 0.01% and 0.03% of average daily net assets for the Large-Cap Fund, Mid-Cap Fund, Small-Cap Fund, International Fund and the Real Asset Fund, respectively. In addition, the sub-administrator and accounting agent has a contractual obligation through September 2008 to waive certain fees associated with a Fund with average daily net assets below $75 million.

EXAMPLE


          This Example is intended to help you compare the cost of investing in Institutional Class Shares of a Fund with the cost of investing in other mutual funds. The Example shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

     -    you reinvested all dividends and other distributions;

     -    the average annual return was 5%;


     - a Fund's total operating expenses (reflecting any contractual waivers or reimbursements) were charged and remained the same over the time periods; and


     -    you redeemed all of your investment at the end of each time period.

          Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


INSTITUTIONAL SHARES   1 Year   3 Years   5 Years   10 Years
--------------------   ------   -------   -------   --------
Large-Cap Fund          $102      $318      $552     $1,270
Mid-Cap Fund            $117      $365      $633     $1,520
Small-Cap Fund          $127      $397      $686     $1,664
International Fund      $112      $354      $617     $1,370
Real Asset Fund         $ 87      $278      $485     $1,082


          The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future of the Institutional Shares of a Fund.

                        ADDITIONAL INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

          The investment objective of each of the LARGE-CAP FUND, the MID-CAP FUND and the SMALL-CAP FUND is to achieve long-term capital appreciation. The investment objective for each of these Funds may be changed by the Board of Trustees upon 60 days prior written notice to shareholders.

          The INTERNATIONAL FUND seeks superior long-term capital appreciation. The REAL ASSET FUND seeks long-term preservation of capital with current income. The investment objective of each of these Funds may not be changed without shareholder approval.

          There is no guarantee that any Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

          The LARGE-CAP FUND invests at least 80% of its assets in a diversified portfolio of the following U.S. equity or equity-related securities:

     - Common stocks of U.S. corporations that have a market capitalization at least equal to that of the smallest company in the Russell 1000(R) Index ("large-cap companies"), at the time of purchase;


     - Exchange traded funds (registered investment companies whose shares are publicly traded on an exchange) ("ETFs") which track a securities market index of large-cap companies, such as iShares(R), SPDRs(R), Vipers(R); and


     - Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of large-cap companies.

          The MID-CAP FUND invests at least 80% of its assets in a diversified portfolio of the following U.S. equity or equity-related securities:

     - Common stocks of U.S. corporations that have a market capitalization between the smallest and largest company in the Russell MidCap(R) Index ("mid-cap companies"), at the time of purchase;


     - ETFs which track a securities market index of mid-cap companies, such as iShares(R), SPDRs(R), Vipers(R); and


     - Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of mid-cap companies.

          The SMALL-CAP FUND invests at least 80% of its assets in a diversified portfolio of the following U.S. equity or equity-related securities:

     - Common stocks of U.S. corporations that have a market capitalization less than the largest company in the Russell 2000(R) Index ("small-cap companies"), at the time of purchase;


     - ETFs which track a securities market index of small-cap companies, such as iShares(R), SPDRs(R), Vipers(R); and


     - Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of small-cap companies.

          Although each of the Large-Cap Fund, Mid-Cap Fund and Small-Cap Fund maintains liquidity reserves (that is, cash awaiting investment or held to meet redemption requests), these Funds may expose such reserves to the performance of one or more equity markets, usually by use of stock index futures contracts and options on such futures contracts, as well as exchange traded and over the counter options, and equity index swaps to attempt to hedge actual or anticipated investment securities positions.


          The INTERNATIONAL FUND invests in a diversified portfolio of equity securities (including convertible securities) of foreign issuers. Foreign issuers are those issuers which (i) are organized outside of the United States or (ii) derive at least 50% of their revenues or profits from goods produced or sold, investments made or services performed outside of the United States or
(iii) has at least 50% of its assets situated outside of the United States. Under normal market conditions, the International Fund invests at least 85% of its assets in the following equity or equity-related securities:


     -    Common stocks of foreign issuers;

     - Preferred stocks and/or debt securities that are convertible into securities of foreign issuers;

     - Receipts or American Depositary Receipts ("ADRs"), which are typically issued by a U.S. bank or trust company as evidence of ownership of underlying securities of a foreign issuer; and

     - Open-end or closed-end investment companies that primarily invest in the equity securities of issuers in a single country or geographic region directly, including ETFs.

          Although the International Fund maintains liquidity reserves (that is, cash awaiting investment or held to meet redemption requests), the Fund may expose these reserves to the performance of one or more equity markets, usually by use of stock index futures contracts and options on such futures contracts, as well as exchange traded and over-the-counter options, equity index swaps and forward currency contracts to attempt to hedge actual or anticipated investment securities positions. As part of its overall strategy, the Fund may purchase or sell foreign exchange and depository receipts. In addition, the Fund may capture arbitrage and take advantage of price anomalies by entering into transactions such as short sells and acquiring securities through initial public offerings. Arbitrage is the practice of profiting from differences in the price of a security when the same security is traded on two or more markets.


          The REAL ASSET FUND invests at least 80% of its assets in "Real Return" assets which consist of the following asset classes: (i) inflation-protected debt securities including Treasury Inflation-Protected Securities or "TIPS"; (ii) real estate-related securities including securities of real estate companies and real estate investment trusts; and (iii) commodity/natural resource-related securities.


          In managing the Fund, the investment adviser determines the Fund's strategic asset allocation among Real Return assets. The following table illustrates the range of the Fund's allocation among the Real Return asset classes (the allocations and/or actual holdings will vary from time to time):

INFLATION-PROTECTED DEBT      REAL ESTATE-      COMMODITY / NATURAL RESOURCE-
       SECURITIES          RELATED SECURITIES         RELATED SECURITIES
------------------------   ------------------   -----------------------------
         25%-75%                 20%-60%                    0%-35%

          INFLATION-PROTECTED DEBT SECURITIES. Inflation-protected debt securities are fixed-income securities designed to protect investors from a loss of value due to inflation by periodically adjusting their principal and/or coupon according to the rate of inflation. With respect to this portion of its portfolio, the Fund will primarily invest in TIPS, which are notes and bonds issued by the U.S. Treasury whose principal amounts are adjusted monthly to reflect the effects of inflation. The principal value is adjusted for changes in inflation as measured by the Consumer Price Index for Urban Consumers and interest is paid on the inflation-adjusted principal. TIPS are backed by the full faith and credit of the U.S. Government. To a limited extent, the Fund may invest in foreign currency-denominated inflation-protected securities and other fixed-income securities not adjusted for inflation. Such other fixed-income securities may include: U.S. Government bonds and notes, corporate bonds, mortgage-related securities and asset-backed securities. The Fund may invest in securities with effective or final maturities of any length. The Fund may adjust its holdings or its average duration based on actual or anticipated changes in interest rates or credit quality.

          REAL ESTATE-RELATED SECURITIES. The Real Asset Fund also invests in securities of domestic and foreign companies that are primarily engaged in the real estate industry (real estate companies). The Fund considers a company to be a real estate company if at least 50% of its assets, gross income or net profits is derived from (i) development, ownership, leasing, financing, construction, management or sale of real estate or (ii) products and services that are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.

          The Fund will invest in real estate companies, such as REITs that own property and mortgage REITs that make construction and development loans or invest in mortgage pools, or companies whose products and services relate to the real estate industry.

          The Fund may invest its assets in equity, debt or convertible securities of companies whose products and services are related to the real estate industry or in securities whose products and services are related to the real estate industry.

          COMMODITY / NATURAL RESOURCE- RELATED SECURITIES. Commodities are assets that have tangible properties, such as oil, coal, natural gas, agricultural products, industrial metals, livestock and precious metals. In order to gain exposure to the commodities markets without investing directly in physical commodities, the Fund invests in common and preferred stocks and convertible securities of issuers in commodity-related industries and other financial instruments and securities including interests in baskets of equity securities, ETFs and other investment companies.


          The Fund may also invest in "commodity-linked derivative instruments." Commodity-linked derivative instruments include commodity options contracts, futures contracts, options on futures contracts and commodity-linked notes and swap agreements. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.

          The value of a commodity-linked derivative instrument is generally based upon the price movements of a physical commodity (such as oil, gas, gold, silver, other metals or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets.

          The Fund may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity or related index. These notes expose the Fund to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. These notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.


          OTHER INVESTMENT POLICIES. The Fund may invest up to 25% of its assets in foreign securities. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. The Fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy. The Fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.



          ALL FUNDS. Each Fund employs a multi-manager approach, relying on several sub-advisers with different investment philosophies to manage a portion of a Fund's assets under the general supervision of RSMC. RSMC may also allocate a portion of a Fund's assets (up to 60%) to shares of ETFs whose underlying investments are consistent with a Fund's investment objective. As a shareholder in an investment company, a Fund would bear its pro-rata portion of an ETF's expenses, including advisory fees, in addition to its own expenses. The 1940 Act limits investments by registered investment companies in the securities of other investment companies. However, a Fund may invest in ETFs in excess of these limits in accordance with SEC exemptive relief granted to such ETFs.


          RSMC will allocate the balance of a Fund's assets between or among the sub-advisers. When making these allocation decisions, RSMC considers, among other things, its expectations for the performance of the U.S. economy and financial markets in light of projected growth trends in the U.S. economy, relative valuation levels and volatility in the equity markets

(and with respect to the Real Asset Fund, the real estate and commodities markets), the outlook and projected growth of various industrial sectors, and information relating to business cycles.

          The multi-manager arrangement is expected to reduce volatility by utilizing several investment approaches, a strategy used by many institutional investors. This multiple investment approach is designed to soften the impact of a single sub-adviser's performance in a market cycle during which that sub-adviser's investment approach is less successful. Because each sub-adviser has a different investment approach, the performance of one sub-adviser is expected to offset the impact of another sub-adviser's performance, regardless of the market cycle. The successful performance of a sub-adviser will be diminished by the less successful performance of the other sub-adviser. There can be no guarantee that the expected advantage of the multi-manager arrangement will be achieved.

          Any percentage limitations with respect to assets of a Fund or the capitalization requirement of companies in which a Fund invests are applied at the time of purchase.

          In anticipation of or in response to adverse market conditions, for cash management purposes, or for temporary defensive positions, a Fund may temporarily hold all or a portion of its assets in cash, money market instruments, or bonds or other debt securities. As a result, a Fund may not achieve its investment objective.

STRATEGIES OF SUB-ADVISERS TO THE LARGE-CAP FUND

          Armstrong Shaw Associates, Inc. ("ASA")

          ASA employs a large capitalization, absolute value investment philosophy. The sub-adviser invests in securities where a rigid cash flow or asset value analysis determines that a company's stock is selling at a substantial discount to its intrinsic value. Establishing this intrinsic value is critical to ASA's methodology. While the level of the overall market or trends in numerous economic factors may affect the timing in which ASA's perceived value is recognized, these considerations are not the basis for its investments. Rather, ASA has a classic bottom-up, company-by-company view of investing.

          Inherent in ASA's absolute value approach is its objective to minimize downside risk. To further this aim, ASA screens for companies with proven track records, strong balance sheets and large capitalizations. ASA's minimum investment time horizon is 18 to 24 months. At any point in time, ASA may have investments in as many as 30 to 40 securities in the portfolio managed for the Fund. ASA feels that constant monitoring of these positions through regular discussions with management is a crucial part of its portfolio management. Additionally, approximately 100 other companies are followed on a watch list for future investment.

          In conjunction with ASA's view that market timing is generally an unrewarding exercise, the firm has predetermined buy and sell levels for each security it purchases. These target points help ASA to avoid the emotional excesses of the market with respect to the Fund's investments.

          Montag & Caldwell, Inc. ("M&C")

          The Investment Policy Group ("IPG") consists of Portfolio Managers and Analysts who work as a team by using a bottom-up stock selection process. The identification of appropriate stocks for consideration begins with screening a database of 10,000 common equity securities for market capitalization of at least $3 billion, a minimum 10% historical secular earnings growth rate and a proprietary quality evaluation. The resultant universe of approximately 500 common stocks is then subject to proprietary earnings and valuation models. Analyst judgment based on qualitative factors and strong financial characteristics further narrows the universe to a select list of approximately 150 names. Analysts follow these stocks closely, regularly assessing their valuation and relative earnings growth. A position is initiated in a stock that is trading at a discount (normally 10-25%) to the estimate of its intrinsic value. This value is computed using a modified a present value model that incorporates their Analysts' assumptions for normalized earnings, secular earnings growth rate (minimum 10%, maximum 20%), dividend payout ratio, and a stock specific risk adjusted discount rate. The valuation model is a dynamic process in which the earnings base is adjusted each quarter. In addition, the fundamental attributes that contribute to the risk-adjusted discount rate are re-evaluated annually for each security and more frequently if market, industry, or specific company issues so demand. M&C's internal Database that shows and sorts valuation and earnings momentum Data is updated daily and published every two weeks. Above-median relative earnings growth is considered to be the catalyst driving share price appreciation. This measure is determined by comparing estimated and historical six-month annualized earnings growth to other companies in our universe and subsequently ranking companies by decile. Analyst judgment based on fundamental analysis that includes thorough due diligence of company and industry fundamentals is the final arbiter in determining candidates to be presented to the IPG for investment consideration and potential inclusion in the growth model portfolio of 30 to 40 issues.


          If a company's results remain consistent with the firm's forecast, M&C could hold the position for a number of years. Average annual turnover is normally 30 to 50 percent. A holding will be reviewed for probable sale when it reaches M&C's target price ratio, which is normally 120% of the determination of its fair value. Trimming the position, rather than total sale, might be the decision in the case of a high-growth company with rapidly compounding earnings. Stocks are also sold when experiencing weakening earnings momentum, or underperforming the market. Any significant earnings disappointment will trigger an immediate review of the holding and a decision to "add or sell." Since the investment policy centers on positive earnings momentum within a six-month period, "add or sell" decisions are made within that framework. This time frame may be extended for one quarter out to nine months, in order to capture exceptionally good value occurring just prior to restored earnings momentum. Unless there is visible earnings growth for the next six to nine months and the valuation is attractive enough to justify adding positions, a position will be sold on earnings disappointments. A position will also be reduced when it exceeds 5% of the equity portion of a portfolio.

          First Quadrant, L.P. ("First Quadrant")

          First Quadrant uses a proprietary quantitative analytical model in constructing the Fund's investment portfolio to reflect the characteristics of the S&P(R) 500 Index, the Fund's benchmark index, and combines a top-down analysis of market and economic conditions with a bottom-up stock selection review process to enhance returns. The top-down analysis consists of a review of market and economic data such as interest rates, commodity price changes, market volatility levels, inflation expectations, credit spreads and foreign exchange rates to identify those industries and sectors of the U.S. economy that are likely to benefit from present and future economic conditions. First Quadrant modifies industry weightings in the Fund's portfolio relative to the S&P(R) 500 Index based on the top-down analysis, consistent with maintaining tax efficiency for investors. In general, these weightings will not differ from the industry weightings of the S&P(R) 500 Index by more than +/-5%. In addition, consistent with minimizing taxable gains and enhancing returns, First Quadrant may underweight and overweight the Fund's exposure (relative to the S&P(R) 500 Index) to specific securities within an industry. Individual stocks are selected based upon a bottom-up review of a variety of security-specific valuation metrics, such as earnings revisions, earnings surprise signals, insider trading, corporate actions and changes in various indices.

          First Quadrant manages the portion of the Fund's portfolio allocated to it to minimize taxable distributions to shareholders. First Quadrant applies a variety of tax-sensitive investment techniques, including: (i) investing in stocks that pay below-average dividends; (ii) employing a buy-and-hold strategy that will avoid realizing short-term capital gains and defer as long as possible the realization of long-term capital gains; and (iii) realizing losses on specific securities or specific tax lots of securities to offset realized gains. The investment portfolio under First Quadrant's management can be expected to distribute a smaller percentage of its returns each year than other equity mutual funds that are managed without regard to tax considerations.

          Parametric Portfolio Associates LLC ("PPA")

          PPA uses a "quantitative" approach to build a portfolio in accordance with RSMC's allocation instructions with respect to "growth" style securities and "value" style securities. Unlike "active" managers, PPA does not try to outperform the indices nor does the sub-adviser seek temporary or defensive positions when markets decline or appear overvalued. PPA may use derivative instruments, primarily for liquidity, risk management or hedging purposes. PPA does not routinely make judgments about the investment merit of a particular security or apply traditional economic, financial or market analysis.


          PPA invests in a representative sample of securities of an index with similar capitalizations as the Fund, weighted to reflect the investment adviser's style allocation. This essentially means building a portfolio with a growth portion based on a Barra R Growth Index and a value portion based on a Barra R Value Index. PPA expects that each "portion of the portfolio" will have, in the aggregate, investment characteristics (such as market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the corresponding Barra R index. It is not expected that PPA will hold all of the securities that are included in the index or its component Barra R indices.



          The performance of PPA and the index will differ due to transaction costs, market impact, portfolio expenses, corporate actions (such as mergers and spin-offs), timing variances and RSMC's allocation between growth and value styles. The return for each of the growth and value portions of the portfolio is intended to correlate closely with the return of its corresponding Barra R index by selecting a portion of the stocks represented in the index using proprietary quantitative techniques developed by PPA. PPA also uses these techniques to make sell decisions. PPA will manage a portfolio on the Fund's behalf with similar characteristics to those of the index, including such measures as dividend yield, price-to-earnings ratio, relative volatility, economic sector exposure, growth or value characterizations, return on equity and market price-to-book value ratio. Notwithstanding these strategies, there is no assurance that PPA's investment performance will equal or approximate that of the index.

STRATEGIES OF SUB-ADVISERS TO THE MID-CAP FUND

          Bennett Lawrence Management, LLC ("BLM")

          BLM employs a mid-cap growth investment strategy investing in competitively advantaged companies benefiting from major economic trends. The sub-adviser believes that growth opportunities can be found in companies within market sectors where strong demand trends and a rapid rate of growth are evident relative to other market sectors.

          In seeking competitively advantaged companies that participate in the fastest growing markets, BLM's investment management team thoroughly researches each company in which it invests. Its primary research includes discussions with the management of the company and its competitors, suppliers and customers. At any time, BLM may invest in 30-35 securities concentrated in those sectors which BLM believes to be the fastest growing economic sectors. By not having exposure to all sectors or industries within the economy, BLM expects its portfolio managed on behalf of the Fund to be more volatile than broad market indexes. Ongoing discussions with company management and other industry sources as well as limits on individual position weightings are important factors in risk control.

          Equity Investment Corporation ("EIC")

          EIC invests in well-managed, structurally sound companies selling at a discount to their "true" value, while avoiding those that look inexpensive relative to their historical records but which are actually in long-term structural decline (best thought of as "value traps").

          Starting with approximately 2,000 stocks having market caps above $500 million, EIC looks for companies with a return on equity ("ROE") above 9% and a growth rate above 7%. (The market cap, ROE and growth rate figures are guidelines rather than hard and fast minimums.) Additional ideas are sometimes uncovered through traditional news sources, non-opinionated research, and simply being aware of companies that have seen recent and significant price declines.

          Once a potential candidate is identified, the first step in the process is to determine whether the company is selling at a discount to its "true" value, based upon proprietary, in-house valuation models. EIC values businesses such that if it bought and operated the entire business, it would earn the inflation rate plus a premium on its initial capital investment and all capital reinvested to grow the business over a given time horizon. Two key inputs to the models are ROE and growth.

          Once it has been determined that a company is selling at a meaningful discount to its true business value, graphical financial statement analysis is used to examine four general areas of potential risk: financial, operational, management, and business. The objective of this exercise is to focus on well-managed, structurally sound companies and to eliminate potential value traps.

          After the graphical financial statement analysis, in-depth fundamental research is performed, which includes reading the annual reports and footnotes as well as the management discussion and analysis section of 10-Ks and l0-Qs, to gain further insight into accounting policies, unusual transactions, attempts to manage earnings, and any other evidence that reality is different than what the financial statements reveal. If a company passes all levels of analysis, then it may be added to portfolios. Stocks are sold if any of the following conditions are met:

     -    The security reaches EIC's measure of full value.

     -    The position increases to more than 6% of the portfolio.

     - The firm shows balance sheet stress, indicating potential earnings management, weak financial controls or possible earnings shortfalls.

     - A major change occurs rendering historical data invalid for determining the true value of business ownership.

     - The firm's quality or financial strength falls below acceptable levels.


          Robeco USA, LLC ("Robeco")



          Robeco's strategy is sector, style and beta neutral and seeks to add value through security selection. Robeco believes that identifying unattractive stocks is as important as identifying attractive stocks. The primary source of information for identifying attractive stocks, i.e., those that have the highest probability of outperforming their peers, is Robeco's proprietary multifactor stock selection model. The individual factors in the stock selection model can be classified into two broad categories: momentum and valuation. The momentum factors include price momentum and three measures of rising expectations: the magnitude of the change in expectations, the breadth of the change and the impact of unexpected earnings announcements. The value factors use price relationships to identify undervalued securities. Robeco uses forecasted earnings-to-price ratio, price-to-book ratio, cash flow-to-price ratio and return on equity.



          The objective of Robeco's disciplined equity strategy is to develop a quantitative stock selection model that is capable of identifying mispriced stocks. The model is then combined with portfolio construction tools to add value relative to an equity benchmark while carefully managing risk. By design, the strategy maximizes the amount of portfolio risk coming from stock selection while minimizing the proportion of risk coming from sector selection, investment style (growth, value, size, etc.) and market timing (beta).


          Parametric Portfolio Associates LLC ("PPA")

          For a summary of PPA's investment strategies, please see "Strategies of Sub-Advisers to the Large-Cap Fund--Parametric Portfolio Associates LLC ("PPA")" above.

STRATEGIES OF SUB-ADVISERS TO THE SMALL-CAP FUND

          Batterymarch Financial Management, Inc. ("BFM")

          Rigorous stock selection and effective risk control are the foundation of BFM's small-cap growth strategy. BFM looks at stocks from a fundamental perspective, using the speed and efficiency of quantitative techniques. The investment process ranks stocks across the dimensions typically used by fundamental investors--cash flow, earnings growth, expectations, value, technical and corporate signals--using traditional fundamental factors such as book value to price, EPS forward to price and sales momentum, as well as proprietary measures. All factors incorporated into the stock selection process have been tested for their effectiveness in predicting excess return. The process runs daily, ranking all 3,000 securities in BFM's liquid investable universe. All buy/sell decisions are determined by these rankings, ensuring that they are based on each stock's objective valuation.

          Sector allocation decisions are made using a proprietary, bottom-up sector model. A multifactor risk model optimizes the portfolio, weighing variables such as stock rankings, sector weights, market cap constraints and client-directed guidelines. BFM uses a variety of fundamental growth, value and quality characteristics for accurate, daily identification of growth stocks. In general, most of the stocks BFM holds will have market capitalizations of $50 million to $2 billion. The portfolio is always fully invested and broadly diversified, with strict controls over sector and market cap exposures. BFM's proprietary trading strategy is designed to minimize total transaction costs--opportunity costs, market impact and commissions. Portfolio managers manually review all buy/sell decisions before execution. Daily analysis of completed transactions is used to monitor trade efficiency.

          Systematic Financial Management L.P. ("SFM")

          SFM's small-cap value approach utilizes proprietary value-oriented methodologies to identify small capitalization companies that are trading at a discount to their intrinsic value and average market valuations. SFM believes that the true value of a company is the present value of its cash on hand and its expected future cash inflows. As a result, SFM's small-cap value approach seeks to identify undervalued small capitalization companies by thoroughly analyzing the cash flow characteristics of potential investments.

          In choosing investments, SFM invests in companies that possess strong cash flow characteristics, have low levels of debt and which it believes are undervalued relative to a company's ability to generate cash flows.

          SFM makes investments in these companies based on its fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. SFM also looks for "catalysts" which could positively or negatively affect prices of current and potential holdings of the portion of the Fund managed by SFM.

          Parametric Portfolio Associates LLC ("PPA")

          For a summary of PPA's investment strategies, please see "Strategies of Sub-Advisers to the Large-Cap Fund--Parametric Portfolio Associates LLC ("PPA")" above.

STRATEGIES OF SUB-ADVISERS TO THE INTERNATIONAL FUND

          Goldman Sachs Asset Management, L.P. ("GSAM")

          GSAM's Structured International Strategy seeks to achieve consistent relative outperformance. GSAM's investment team seeks to create portfolios with style, sector, risk and capitalization characteristics similar to the Fund's benchmark but positioned to outperform through superior underlying stock selection. Under normal circumstances, GSAM expects to invest in approximately 150-250 securities on behalf of the Fund.

          Julius Baer Investment Management, LLC ("JBIM")

          JBIM employs a "core" approach to the management of international equities. As such, its strategy invests in both "growth" and "value" companies. The flexibility to tilt JBIM's allocation of the Fund toward either growth or value sectors based upon an assessment of where real value resides in the market provides JBIM with one means of potentially generating out-performance. JBIM believes in well-diversified, international equity portfolios, typically investing in between 250 and 450 individual companies.

          JBIM utilizes different investment tactics for different markets. Within the developed market sector, individual company factors (bottom-up factors) dominate. In the emerging markets, macro-economic and political factors (top-down factors) dominate. Finally, in Japan, JBIM employs a "hybrid" approach employing both top-down and bottom-up approaches. JBIM will invest in large, mid sized and smaller companies, but prefers the larger, more liquid issues unless the smaller companies offer a significant advantage in expected future return.

          The Boston Company Asset Management, LLC ("BCAM")

          BCAM's investment strategy will use bottom-up analysis to attempt to identify non-U.S. small-cap companies with improving business momentum that have not yet been recognized by the market. BCAM will closely manage portfolio risk in an attempt to maximize the performance contribution of stock selection and avoid areas of uncompensated volatility, such as country or sector allocations.

          BCAM employs a proprietary screening method to uncover companies to analyze. After making such determination, BCAM uses public financial documents, industry analysis, competitive evaluation, third party research reports, public documents and knowledge and experience of its investment staff in processing and analyzing information. BCAM's process attempts to identify stocks that are undervalued relative to prospective earnings and which may exceed market expectations.

          Acadian Asset Management, Inc. ("Acadian")

          Acadian provides global equity management across a wide spectrum of investment mandates by risk level, style, cap size and other criteria. Acadian employs structured stock and sector/country valuations models that are customized to each market. Acadian has designed its models to capture a broad range of characteristics such as value, earnings growth and technical factors.

          Acadian uses stock factors to attempt to predict how well each stock in its 20,000 stock universe will perform relative to its sector/country zone. Acadian also applies separate models to forecast sector/country level returns, in order to attempt to predict how well each stock's sector/country zone will perform relative to others. Acadian combines and weights the values of all factors and uses a proprietary calculation to determine a return forecast for each stock. Acadian then uses a portfolio optimization program to trade off the expected return of the stocks with such considerations as the client's benchmark index, desired level of risk, transaction costs and other specifications.

STRATEGIES OF SUB-ADVISERS TO THE REAL ASSET FUND

          AEW Management and Advisors, L.P. ("AEW")

          AEW manages a portion of the Fund's assets allocated to real estate-related securities. AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate companies' securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities, AEW draws upon the combined expertise of its real estate, research and securities professionals.

          When selecting investments, AEW generally considers the following factors that it believes to be helpful in identifying those real estate companies whose securities represent the greatest value and price appreciation potential:

     - Valuation: AEW has developed a proprietary model to assess the relative value of each security in the real estate investment universe. This model is designed to estimate what a real estate company's anticipated cash flows are worth to a security investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW identify securities that it believes trade at discounts to either or both of these model values relative to similar securities. AEW will generally sell a security once it is considered overvalued or when AEW believes that there is greater relative value in other securities in the real estate investment universe.

     - Price: AEW examines the historic pricing of each real estate company in the universe of potential investments. Those securities that have under-performed in price, either in absolute terms or relative to the investment universe, are typically of greater interest, provided AEW can identify and disagree with the sentiment that caused the underperformance.

     - Income: AEW further evaluates real estate companies by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.

     - Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security in the near term. These catalysts can be macroeconomic, market-driven or company-specific in nature.

          In order to control risk, AEW will endeavor to maintain a portfolio that is broadly diversified within the U.S. real estate industry, with exposure to securities representing major property types and geographic areas. However, AEW's stock selection disciplines and fundamental real estate market and property type analyses may lead AEW to overweight or underweight particular property types and/or geographic regions from time to time.

          Real Estate Management Services Group, LLC ("REMS")


          REMS manages a portion of the Fund's assets allocated to real estate-related securities. REMS utilizes a value, yield-advantage style to identify publicly traded securities whose underlying real estate is perceived to sell at a discount to its private market pricing. REMS' managers rely heavily on fundamental research combined with extensive direct real estate experience. This style is designed to construct a portfolio of undervalued securities that aims to produce superior total returns for REMS' clients over time. Investments generally are in smaller-capitalization issues with a portfolio composition that is distinct from the REIT indices. REMS' managers rely heavily on fundamental research combined with extensive direct real estate experience.


          REMS applies a proprietary REIT Multi Factor Model to screen from the universe of REIT stocks to arrive at a selection list containing value attributes deemed capable of delivering superior returns. The firm's managers also continuously review its direct real estate model, which suggests valuations based on cash flow yield and capital structure, to identify candidates for investment.


          The investment team conducts thorough fundamental analysis of existing portfolio holdings and ideas for new investment. When new candidates are identified, REMS undertakes research that includes management interview, property visits, and conversations with analysts and contacts who know the company. The firm utilizes its direct real estate experience to make qualitative evaluations of public real estate companies. Sell decisions are based on a methodology that seeks to identify over-valuation of a security versus its real estate value and future prospects.



          REMS' management is aware of the distribution of portfolio investment by both property type and geographic region. The investment selection process is bottom-up, however, and is driven by attractive investment opportunities and not specific allocation targets versus an index.


          Standish Mellon Asset Management Company LLC ("Standish Mellon")

          Standish Mellon manages the portion of the Fund's assets allocated to TIPS. Standish Mellon's investment strategy is to identify cyclical economic trends and position the portfolio to take advantage of the real interest rate environment. Since these trends change slowly, the investment process will generate only a limited amount of portfolio turnover. Total return, scenario and breakeven analysis are utilized in creating a portfolio consistent with Standish Mellon's macro-economic outlook and to identify relative value opportunities along the yield curve. The sub-adviser attempts to determine the optimal yield curve position for the Fund's TIPS investments and to identify relative value opportunities along the real yield curve. Research for the Fund is conducted through the use of proprietary models, relative value tools and fundamental and quantitative research. Standish Mellon's experienced research team attempts to find investment opportunities through the use of this quantitative analysis, in-depth fundamental research and technology.

ADDITIONAL RISK INFORMATION

          The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in our Statement of Additional Information ("SAI") which is available on the Funds' website at http://www.wilmingtonfunds.com. Each Fund may be subject to additional principal risks other than those described below because the types of investments made by a Fund can change over time. The summary is not intended to be exhaustive. For additional technical and legal descriptions of these risks and the securities and investment techniques used by a Fund, please refer to the Funds' SAI.

     - ALLOCATION RISK: The risk that the investment adviser will make less than optimal or poor asset allocation decisions to the sub-advisers of a Fund. To the extent that the investment adviser allocates more assets to one sub-adviser, the performance of that sub-adviser will have a greater effect on the Fund's performance.

     - COMMODITY RISK. The Real Asset Fund's investments in commodity / natural resource- related securities and commodity-linked derivative instruments, may subject that Fund to greater volatility than investments in traditional securities. The value of these investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

     - CURRENCY RISK: The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency; therefore, changes in foreign currency exchange rates can affect the net asset value of a Fund.

     - DEBT SECURITY RISKS: A Fund may invest in debt securities, which are subject to credit risk and interest rate fluctuations. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Interest rate risk is the risk of market losses attributable to changes in interest rates. For example, interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Debt securities are also subject to a prepayment risk. Depending on market conditions, the new investments may or may not carry the same interest rate.

     - DERIVATIVES RISK: Some Fund's investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. Each Fund, except the Real Asset Fund, has a fundamental policy that no more than 15% of its total assets may be committed or exposed to derivative strategies.


     - FOREIGN COMPANY RISK: Investments in foreign companies are subject to special risks associated with foreign investment including, but not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets; less publicly available information about issuers; the imposition of taxes; higher transaction and custody costs; settlement delays and risk of loss; difficulties in enforcing contracts; less liquidity and issuers with smaller market capitalizations; less regulation of securities markets; different accounting and disclosure standards; governmental interference; higher inflation; social, economic and political uncertainties; the risk of expropriation of assets; and the risk of war.

     - IPO RISK: A Fund may acquire common and preferred stock of issuers in an initial public offering ("IPO"). Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a small component of a Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on performance).

     - LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

     - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     - MULTI-MANAGER RISK: The investment styles employed by sub-advisers may not be complementary. The interplay of the various strategies employed by the sub-advisers may result in a Fund or portfolio indirectly holding a concentration in certain types of securities, industries or sectors. This concentration may be detrimental to a Fund's performance depending upon the performance of those securities and the overall economic environment. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from a Fund's realization of capital gains.


     - OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

     - RISKS OF SECURITIES LINKED TO THE REAL ESTATE INDUSTRY: The Real Asset Fund will invest in the real estate industry. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company's shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. Many real estate companies, including REITs, use leverage, which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to a real estate company's leveraging may affect its ability to operate effectively. Risks may also arise where real estate companies fail to carry adequate insurance, or where a real estate company may become liable for removal or other costs related to environmental contamination. In addition, an economic downturn could have a material adverse effect on the real estate markets and on the real estate companies in which the Real Asset Fund invests.

          In addition, REITs are not diversified by industry, and, therefore, their value may fluctuate more widely, and they may be subject to greater risks, than if they invested more broadly. Since REITs have expenses of their own, the Real Asset Fund will bear a proportionate share of the expenses in addition to those expenses of the Fund.

     - SMALL/MID-CAP RISK: Small-cap and mid-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments. Small-cap and mid-cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of large-cap companies and therefore may involve greater risk.

     - VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

FINANCIAL HIGHLIGHTS


          The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years, or if shorter, the period of the Fund's operation. Certain information reflects financial results for a single Institutional Share of a Fund. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund assuming reinvestment of all dividends and other distributions. Financial highlights have been audited by Ernst & Young, LLP, whose report, along with each Fund's financial statements, is included in the Annual Report, which is available without charge on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970.


LARGE-CAP FUND - INSTITUTIONAL SHARES


                                                                                  For the
                                                        For the Fiscal Year    Fiscal Period
                                                           Ended June 30      July 1, 2003(1)
                                                        -------------------       through
                                                           2006       2005     June 30, 2004
                                                         --------   -------   ---------------
NET ASSET VALUE - BEGINNING OF PERIOD ...............    $  12.05   $ 11.27      $ 10.00
                                                         --------   -------      -------
INVESTMENT OPERATIONS:
   Net investment income(2) .........................        0.08      0.10         0.05
   Net realized and unrealized gain on investments ..        0.69      0.77         1.27
                                                                    -------      -------
   Total from investment operations .................        0.77      0.87         1.32
                                                         --------   -------      -------
DISTRIBUTIONS:
   From net investment income .......................       (0.08)    (0.09)       (0.05)
   From net realized gains ..........................       (0.41)       --           --
   Total distributions ..............................       (0.49)    (0.09)       (0.05)
                                                         --------   -------      -------
NET ASSET VALUE - END OF PERIOD .....................    $  12.33   $ 12.05      $ 11.27
                                                         ========   =======      =======
TOTAL RETURN ........................................        6.47%     7.75%       13.18%**

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(3)
   Expenses:
      Including expense limitations .................        1.00%     1.00%        1.00%*
      Excluding expense limitations .................        1.07%     1.29%        1.53%*
   Net investment income ............................        0.67%     0.85%        0.56%*
Portfolio turnover rate .............................          57%       42%          26%**
Net assets at the end of period (000 omitted) .......    $127,610   $77,798      $69,480


*    Annualized.

**   Not annualized.

(1)  Commencement of operations.

(2) The net investment income was calculated using the average shares outstanding method.


(3) For the periods prior to July 1, 2005, the Fund operated in a "fund-of-funds" structure. The expense and net investment income ratios include expenses allocated from the underlying funds, WT Investment Trust I-Large-Cap Multi-Manager Series and Large-Cap Quantitative Series (the "Series") and the portfolio turnover rate reflects the Fund's investment activity in the Series. Effective July 1, 2005, the Fund no longer operates in a "fund-of-funds" structure.

MID-CAP FUND-INSTITUTIONAL SHARES


                                                         For the Fiscal Year     For the Fiscal
                                                            Ended June 30        Period July 1,
                                                        ---------------------   2003(1) through
                                                           2006        2005      June 30, 2004
                                                        ---------   ---------   ---------------
NET ASSET VALUE - BEGINNING OF PERIOD ...............   $ 13.30     $ 12.21        $ 10.00
                                                        -------     -------        -------
INVESTMENT OPERATIONS:
   Net investment income (loss)(2) ..................        --(4)       --(4)       (0.01)
   Net realized and unrealized gain on investments ..      1.29        1.13           2.22
                                                        -------     -------        -------
   Total from investment operations .................      1.29        1.13           2.21
                                                        -------     -------        -------
DISTRIBUTIONS:
   From net investment income .......................        --(4)    (0.01)            --
   From net realized gains ..........................     (1.68)      (0.03)            --
                                                        -------     -------        -------
   Total distributions ..............................     (1.68)      (0.04)            --
                                                        -------     -------        -------
NET ASSET VALUE-END OF PERIOD .......................   $ 12.91     $ 13.30        $ 12.21
                                                        =======     =======        =======
TOTAL RETURN ........................................      9.93%       9.33%         22.10%**

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(3)
   Expenses:
      Including expense limitations .................      1.15%       1.15%          1.15%*
      Excluding expense limitations .................      1.34%       1.53%          1.89%*
      Net investment income .........................      0.01%       0.01%         (0.05)%*
Portfolio turnover rate .............................        84%         32%            17%**
Net assets at end of period (000 omitted) ...........   $49,475     $38,188        $41,637


----------
*    Annualized.

**   Not annualized.

(1)  Commencement of operations.

(2) The net investment income (loss) per share was calculated using the average shares outstanding method.


(3) For the periods prior to July 1, 2005, the Fund operated in a "fund-of-funds" structure. The expense and net investment income (loss) ratios include expenses allocated from the underlying funds, WT Investment Trust I--Mid-Cap Multi-Manager Series and Mid-Cap Quantitative Series (the "Series") and the portfolio turnover rate reflects the Fund's investment activity in the Series. Effective July 1, 2005, the Fund no longer operates in a "fund-of-funds" structure.






(4)  Less than $0.01 per share.

SMALL-CAP FUND - INSTITUTIONAL SHARES


                                                        For the Fiscal Year    For the Fiscal
                                                           Ended June 30       Period July 1,
                                                        -------------------   2003(1) through
                                                          2006       2005       June 30 2004
                                                        --------   --------   ---------------
NET ASSET VALUE - BEGINNING OF YEAR .................   $ 13.92    $ 12.80       $ 10.00
                                                        -------    -------       -------
INVESTMENT OPERATIONS:
   Net investment loss(2) ...........................     (0.04)     (0.02)        (0.03)
   Net realized and unrealized gain on investments ..      1.43       1.46          2.83
                                                        -------    -------       -------
      Total from investment operations ..............      1.39       1.44          2.80
                                                        -------    -------       -------
DISTRIBUTIONS:
   From net realized gains ..........................     (1.11)     (0.32)           --
                                                        -------    -------       -------
      Total distributions ...........................     (1.11)     (0.32)           --
                                                        -------    -------       -------
NET ASSET VALUE-END OF PERIOD .......................   $ 14.20    $ 13.92       $ 12.80
                                                        =======    =======       =======
TOTAL RETURN ........................................     10.42%     11.29%        28.00%**

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(3)
   Expenses:
      Including expense limitations .................      1.25%      1.25%         1.25%*
      Excluding expense limitations .................      1.49%      1.58%         1.92%*
      Net investment loss ...........................     (0.31)%    (0.16)%       (0.26)%*
Portfolio turnover rate .............................        96%        44%           20%**
Net assets at the end of period (000 omitted) .......   $55,357    $53,271       $55,776


----------
*    Annualized.

**   Not annualized.

(1)  Commencement of operations.

(2) The net investment loss per share was calculated using the average shares outstanding method.


(3) For the periods prior to July 1, 2005, the Fund operated in a "fund-of-funds" structure. The expense and net investment loss ratios include expenses allocated from the underlying funds, WT Investment Trust I--Small-Cap Multi-Manager Series and Small-Cap Quantitative Series (the "Series") and the portfolio turnover rate reflects the Fund's investment activity in the Series. Effective July 1, 2005, the Fund no longer operates in a "fund-of-funds" structure.

INTERNATIONAL FUND--INSTITUTIONAL SHARES


                                                                For the Fiscal Years Ended June 30
                                                        --------------------------------------------------
                                                          2006       2005       2004       2003      2002
                                                        --------   --------   --------   -------   -------
NET ASSET VALUE-BEGINNING OF PERIOD .................   $   8.53   $   7.39   $   5.75   $  6.29   $  7.43
                                                        --------   --------   --------   -------   -------
INVESTMENT OPERATIONS:
   Net investment income(1) .........................       0.12       0.14       0.08      0.07      0.01
      Net realized and unrealized  gain (loss) on
         investments and foreign currency ...........       2.08       1.07       1.59     (0.61)    (1.07)
                                                        --------   --------   --------   -------   -------
         Total from investment operations ...........       2.20       1.21       1.67     (0.54)    (1.06)
                                                        --------   --------   --------   -------   -------
DISTRIBUTIONS:
      From net investment income ....................      (0.20)     (0.07)     (0.03)       --     (0.02)
      From net realized gains .......................      (0.61)        --         --        --     (0.06)
                                                        --------   --------   --------   -------   -------
         Total distributions ........................      (0.81)     (0.07)     (0.03)       --     (0.08)
                                                        --------   --------   --------   -------   -------
NET ASSET VALUE--END OF YEAR ........................   $   9.92   $   8.53   $   7.39   $  5.75   $  6.29
                                                        ========   ========   ========   =======   =======
TOTAL RETURN ........................................      26.70%     16.41%     29.12%    (8.59)%  (l4.30)%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(2)
   Expenses:
      Including expense limitations .................       1.09%      1.00%      1.08%     1.36%     1.37%
      Excluding expense limitations .................       1.10%      1.00%      1.08%     1.38%     1.39%
      Net investment income .........................       1.24%      1.76%      1.16%     1.28%     0.21%
Portfolio turnover rate .............................        122%        71%       129%      148%       91%
Net assets at the end of Year (000 omitted) .........   $819,422   $426,581   $251,851   $95,420   $61,660


----------
(1) The net investment income per share was calculated using the average shares outstanding method.


(2) For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I--International Multi-Manager Series (the "Series"), and the portfolio turnover rate reflects the Fund's investment activity in the Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

REAL ASSET FUND(1)--INSTITUTIONAL SHARES


                                                        For the Fiscal Year    For the Period
                                                           Ended June 30      July 1, 2003(2)
                                                        -------------------       through
                                                          2006(5)     2005     June 30, 2004
                                                         --------   -------   ---------------
NET ASSET VALUE-BEGINNING OF PERIOD .................    $  14.18   $ 11.77      $ 10.00
                                                         --------   -------      -------
INVESTMENT OPERATIONS:
   Net investment income(3) .........................        0.50      0.31         0.38
   Net realized and unrealized gain on investments ..        1.72      3.12         1.55
                                                         --------   -------      -------
      Total from investment operations ..............        2.22      3.43         1.93
                                                         --------   -------      -------
DISTRIBUTIONS:
   From net investment income .......................       (0.31)    (0.35)       (0.15)
   From net realized gains ..........................       (1.03)    (0.67)       (0.01)
                                                         --------   -------      -------
      Total distributions ...........................       (1.34)    (1.02)       (0.16)
                                                         --------   -------      -------
NET ASSET VALUE-END OF PERIOD .......................    $  15.06   $ 14.18      $ 11.77
                                                         ========   =======      =======
TOTAL RETURN ........................................       16.49%    30.00%       19.40%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(4)
   Expenses:
      Including expense limitations .................        0.98%     1.17%        1.56%*
      Excluding expense limitations .................        1.04%     1.29%        1.78%*
      Net investment income .........................        3.38%     2.36%        3.36%*
Portfolio turnover rate .............................          33%       75%          29%**
Net assets at the end of period (000 omitted) .......    $280,049   $58,963      $40,621


----------
*    Annualized.

**   Not annualized.

(1)  Formerly, Wilmington Multi-Manager Real Estate Securities Fund.

(2)  Commencement of operations.


(3) The net investment income per share was calculated using the average shares outstanding method.



(4) For the periods prior to July 1, 2005, the Fund operated in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I-Real Estate Series (the "Series"), and the portfolio turnover rate reflects the investment activity of the Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.



(5) On May 16, 2006, shareholders of the Real Asset Fund approved a change to the Fund's investment objective whereby the Fund seeks to achieve long-term preservation of capital with current income by allocating its assets among "real return" assets consisting of (i) inflation-protected debt securities,
     (ii) real-estate related securities, and (iii) commodity/natural resource-related securities. Prior to that date, the Fund sought to achieve long-term growth of capital and high current income through investing in real estate-related securities.

                             MANAGEMENT OF THE FUND

          The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

INVESTMENT ADVISER


          Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, serves as investment adviser to each of the Funds. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. As the Fund's investment adviser, RSMC has overall responsibility for directing their investments and overseeing the sub-adviser's investment activities. For each Fund under RSMC's supervision, WTIM allocates the Fund's assets among sub-advisers and ETFs and oversees the sub-advisers' investment activities. As of September 30, 2006, RSMC had approximately $6.15 billion in assets under management.


          For the fiscal year ended June 30, 2006, the Funds paid, in the aggregate, the following advisory and sub-advisory fees, as a percentage of each Fund's average daily net assets:


Large-Cap Fund.......   0.66%
Mid-Cap Fund.........   0.55%
Small-Cap Fund.......   0.72%
International Fund...   0.84%
Real Asset Fund......   0.66%


          RSMC is entitled to a monthly advisory fee at the annual rate of 0.35% of each Fund's average daily net assets.

          WTIM may receive a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee. The fee shall be payable monthly as soon as practicable after the last day of each month.

          Subject to its obligation to seek best execution, RSMC may direct the sub-advisers to place trades through designated brokers, which may include brokers affiliated with RSMC or a sub-adviser. Such directed brokerage transactions, placed with an affiliated broker-dealer, will be completed in accordance with the applicable regulatory requirements and the procedures adopted by the Board of Trustees.

FUND MANAGEMENT

PORTFOLIO MANAGERS-INVESTMENT ADVISER AND SUB-ADVISER

          The management of the Funds and their sub-advisers is the responsibility of a group of RSMC and WTIM investment professionals, which makes its style allocation, sub-adviser and ETFs investment decisions based, in part, upon asset allocation strategy models prepared by the Investment Strategy Team. The Investment Strategy Team is comprised of investment professionals at RSMC and WTIM who meet regularly to formulate the asset allocation strategy models based upon various factors, including current market and economic conditions, for use by RSMC and its affiliates in their investment management activities.

FOR ALL FUNDS

RODNEY SQUARE MANAGEMENT CORPORATION, INVESTMENT ADVISER

WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC, SUB-ADVISER

          ROBERT E. REISER, CFA is a Vice President of RSMC and WTIM. He has been the Chief Investment Strategist at WTIM since June 2004 and Vice President of RSMC since 2003. Previously, he was Executive Vice President and Chief Investment Officer, Balentine & Company from 1999 to 2003. As Chief Investment Strategist, Mr. Reiser is responsible for overseeing Wilmington Trust's asset allocation policy, independent manager selection, evaluation of new investment opportunities and tactical portfolio rebalancing strategies.

          R. SAMUEL FRAUNDORF, CFA, CPA has been Vice President and Director of Manager Research at Wilmington Trust Company, RSMC and WTIM since 2004. Previously, he was Senior Manager, KPMG Investment Advisors from 1999 to 2004. Mr. Fraundorf is responsible for overseeing Wilmington Trust's investment manager selection process, including manager searches, due diligence processes and implementation strategies to either include or remove these managers. His responsibilities also include research on the portfolio construction process (i.e., the allocation among managers within a fund).

          ADRIAN CRONJE, PH.D., CFA is a Vice President and Director of Asset Allocation of RSMC and WTIM. Mr. Cronje joined RSMC in July 2005. Previously, he was Director, Deputy Head of Quantitative Equity Products at Schroder Investment Management Limited from October 1999 to June 2005.


          GEORGE CHEN, CFA has been Assistant Vice President at RSMC and WTIM since January 2005. Previously, he was a Research Analyst for WTIM in 2004, and a Senior Accountant at Balentine & Company from 1997 to 2003. Mr. Chen is responsible for daily monitoring of manager allocations and cash flows, as well as implementing trades necessary to accommodate inflows and outflows of cash. He also works in the areas of manager due diligence, search and selection.



          AMANDA COGAR has been a Research Analyst at WTIM since 2004. Previously, she was a Portfolio Administrator at Balentine & Company from 2002-2004. Prior to joining

Balentine & Company in 2002, she was a Marketing Assistant for The Scotts Company from 2000 to 2002. Ms. Cogar works in the areas of tactical asset allocation and manager research. She also assists with the daily monitoring of manager allocations and cash flows, and implements trades necessary to accommodate inflows and outflows of cash.





          Below is a list of each Fund's sub-advisers and their staff who are jointly and primarily responsible for the day-to-day management of each Fund's assets. Information about portfolio manager compensation, other accounts managed by the portfolio managers and their ownership in the Funds can be found in the Funds' SAI.

PORTFOLIO MANAGERS--SUB-ADVISERS

          Each sub-adviser makes the day-to-day investment decisions for the portion of a Fund's assets that it manages, subject to the supervision of RSMC, WTIM and the Board of Trustees. Each sub-adviser continuously reviews, supervises and administers its own investment program.

LARGE-CAP FUND, MID-CAP FUND AND SMALL-CAP FUND


          PARAMETRIC PORTFOLIO ASSOCIATES, LLC. PPA, a sub-adviser to the Large-Cap Fund, Mid-Cap Fund and Small-Cap Fund, is a registered investment adviser located at 1151 Fairview Avenue North, Seattle, Washington 98109. PPA is controlled by Eaton Vance Corp., which owns 80% of PPA's stock equity. Since 1987, PPA has provided advisory services to mutual funds and other institutional accounts, including corporations, union and pension accounts, foundations, trusts, and individuals. As of September 30, 2006, PPA had assets under management of approximately $17.8 billion.


          THOMAS SETO is Vice President and Director of Portfolio Management of PPA. He is responsible for portfolio management at PPA. Prior to joining PPA in 1998, Mr. Seto served as the Head of U.S. Equity Index Investments at Barclays Global Investors.

LARGE-CAP FUND


          ARMSTRONG SHAW ASSOCIATES INC. ASA is a registered investment adviser founded in 1984, and located at 45 Grove Street, New Canaan, Connecticut. As of September 30, 2006, ASA had assets under management of approximately $8.7 billion. JEFFREY SHAW is the Lead Portfolio Manager for the portion of the Fund managed by ASA. He has been the Chairman and President of ASA since 1999 and 1989, respectively, and is a co-founder of the firm. Mr. Shaw holds a B.A from Princeton University and an M.B.A. from Harvard Business School.



          MONTAG & CALDWELL, INC. M&C is a registered investment adviser founded in 1945, and located at 3455 Peachtree Road NE Suite 1200, Atlanta, Georgia 30326. M&C is a wholly-owned subsidiary of ABN AMRO Asset Management Holdings, Inc. As of September 30, 2006, M&C had assets under management of approximately $20.7 billion. An investment management team makes the investment decisions for the portion of assets of the Fund managed by M&C.

          RONALD E. CANAKARIS, CIC, CFA, leads the M&C Investment Management Team. Mr. Canakaris is Chairman, President, and Chief Investment Officer of M&C. He has been with the firm since 1972 and is responsible for developing the firm's investment process. He has a B.S. and B.A. from the University of Florida.


          HELEN M. DONAHUE, CFA, is Vice President and Investment Counselor of M&C. Ms. Donahue joined M&C in 1997 after six years in the investment business. Prior to joining M&C, she served as an Assistant Vice President and Fixed Income Portfolio Manager for Legg Mason Capital Management. She is a registered representative with the National Association of Securities Dealers and her professional affiliations include the Association for Investment Management and Research and the Atlanta Society of Financial Analysts. Ms. Donahue holds a B.A. from Loyola College.


          GROVER C. MAXWELL III, CFA, is Executive Vice President and Investment Counselor of M&C. Mr. Maxwell joined M&C in 1988 and currently serves as a Portfolio Manager/Investment Counselor. His professional affiliations include the Association for Investment Management and Research and the Atlanta Society of Financial Analysts. Mr. Maxwell holds a B.A. from The University of the South and an M.B.A. from Emory University. Mr. Maxwell assists in the day-to-day management of the Fund.



          FIRST QUADRANT, L.P. First Quadrant is a registered investment adviser founded in 1988, and located at 800 East Colorado Boulevard, Suite 900, Pasadena, California 91101. Affiliated Managers Group, Inc., located at 600 Hale Street, Prides Crossing, MA 01965, indirectly owns a majority interest in First Quadrant. First Quadrant offers advice, investment management and related services to institutional and individual clients using various investment strategies including taxable and tax-exempt equity management, global tactical asset allocation, market neutral approaches and currency overlay. As of September 30, 2006, First Quadrant had assets and overlays under management of approximately $28 billion.


          CHRISTOPHER G. LUCK and R. MAX DARNELL are the Lead Portfolio Managers for the portion of the Fund managed by First Quadrant. Mr. Luck is a Partner of First Quadrant and a Director of Equity Portfolio Management, positions he has held since March 1996, and previously was the Director of Equity Management of First Quadrant's predecessor, First Quadrant Corporation, since September 1995. Mr. Darnell is a Partner and the Chief Investment Officer of, and a Portfolio Manager for, First Quadrant and has been with the firm since 1991.

MID-CAP FUND


          BENNETT LAWRENCE MANAGEMENT, LLC. BLM is a registered investment adviser founded in 1995, and located at 757 Third Avenue, New York, New York 10017. BLM provides advisory services to mutual funds, separately managed accounts, domestic and offshore funds and other pooled investments vehicles. As of June 30, 2006, BLM had assets under management of over $2.0 billion.


          VAN SCHREIBER has been the Managing Member and Chief Portfolio Manager of BLM since 1995. Previously, Mr. Schreiber was a Managing Director and Senior Growth Portfolio Manager with Deutsche Morgan Grenfell/C.J. Lawrence Inc. ("CJL"). He joined CJL in

1965 as a research analyst, became the Department Head of Institutional Marketing in 1968, and a Partner of the firm in 1969. Since 1976, Mr. Schreiber served as an Executive Vice President of CJL, and a member of the Board of Directors until its acquisition by Morgan Grenfell. Mr. Schreiber received his M.B.A. in Finance from New York University and his undergraduate degree from Williams College.

          W. ALEXANDER L. ELY is a Portfolio Manager at BLM. In addition to portfolio management responsibilities, Mr. Ely is a generalist and covers companies in the wireless communications, defense and financial services categories. Prior to joining the firm in 1997, Mr. Ely was an Equity Product Manager at Oppenheimer Management Corp. Mr. Ely received a Bachelor of Arts in Economics from the University of New Hampshire.


          EQUITY INVESTMENT CORPORATION. EIC is a registered investment adviser founded in 1986, and located at 3007 Piedmont Road, Atlanta, Georgia 30305. The firm manages equity portfolios for institutions and individuals. As of September 30, 2006, EIC had assets under management of approximately $502.4 million.


          JAMES F. BARKSDALE is President of EIC and is the Portfolio Manager for EIC's mid-cap portfolios/accounts. Mr. Barksdale received a B.S. degree from the College of William and Mary and a Masters of Business Administration from the Wharton School of Finance, University of Pennsylvania. He began his career in the finance department of IC Industries where he was involved with investments, acquisitions, and planning. After overseas assignments, he returned to New York City to take a position at Merrill, Lynch, Pierce, Fenner & Smith in asset allocation. He then served as a Portfolio Manager for Management Asset Corporation, an institutional Graham-Dodd investment firm in Connecticut before returning to Atlanta in 1986 to form Equity Investment Corporation.


          ROBECO USA, L.L.C. Robeco is a registered investment adviser with its principal executive office located at 909 Third Avenue, 32nd Floor, New York, NY 10022. Robeco USA, Inc., located at 909 Third Avenue, 32nd Floor, New York, NY 10022, is the sole member of Robeco. Robeco US Holding, Inc. is the sole shareholder of Robeco USA, Inc. Robeco International Holding B.V. is the sole shareholder of Robeco US Holding, Inc. Robeco Groep N.V. is the sole shareholder of Robeco International Holding B.V. and RABOBANK NEDERLAND is the sole shareholder of Robeco Groep N.V. As of June 30, 2006, Robeco had assets under management in excess of $14 billion.



          EASTON RAGSDALE, CFA, is Head of the Disciplined Equity Group, Managing Director and Senior Portfolio Manager at Robeco. He joined the firm in 2003 after more than twenty years in investment management, including positions at State Street Research and Management and Kidder Peabody & Co. Mr. Ragsdale has A.B. and M.B.A. degrees from the University of Chicago.



          PETER ALBANESE is a Principal and Senior Portfolio Manager at Robeco. He joined the firm in 2003 after more than twelve years at U.S. Trust Company and Kidder Peabody & Co. Mr.Albanese holds a B.S. degree from the State University of NY at Stony Brook and an M.B.A. degree from New York University.

          LEO FOCHTMAN, JR. is a Principal, Associate Portfolio Manager and Senior Quantitative Analyst at Robeco. He joined Robeco in 2004 after more than 15 years experience as an analyst, including positions at State Street Research and Management and Kidder Peabody & Co. Mr. Fochtman has a B.S. degree from Pace University and M.S. degree in finance from Boston College.



          J. MICHAEL MCCUNE, CFA, is Senior Vice President, Associate Portfolio Manager and Quantitative Analyst at Robeco. He joined the firm in 2003 after eight years experience as an analyst, including positions at Deutsche Asset Management, JPMorgan Chase and PNC Financial Services.


SMALL-CAP FUND


          BATTERYMARCH FINANCIAL MANAGEMENT, INC. BFM is a registered investment adviser founded in 1969, and located at The John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts, 02116. BFM provides asset management services primarily for corporations, pension plans, investment companies (including mutual funds), endowments, foundations and state and municipal and foreign governmental entities. As of August 31, 2006, BFM had assets under management of approximately $22.1 billion.



          Batterymarch believes strongly in a team approach, with portfolio managers working collaboratively and sharing responsibility for investment decisions. The investment teams are organized accordingly to investment mandate and are responsible for managing all accounts in accordance with their respective mandates. The portfolio managers have oversight responsibility for the work done by the quantitative analysts, including factor research, development and testing, and portfolio construction algorithms. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review trades before execution.



          Members of Batterymarch's U.S. investment team manage the portion of the Fund managed by Batterymarch. Members of the team may change from time to time.



          Yu-Nien (Charles) Ko, CFA, and Stephen A. Lanzendorf, CFA, are responsible for the strategic oversight of the investments of the portion of the Fund managed by Batterymarch. Their focus is on portfolio structure, and they are primary responsible for ensuring that the Fund complies with its investment objectives, guidelines and restrictions, and Batterymarch's current investment strategies.



          YU-NIEN (CHARLES) KO, CFA, is a Co-Director and Senior Portfolio Manager of BFM's U.S. investment team. Mr. Ko joined BFM in 2000 as a Quantitative Analyst and was promoted to Portfolio Manager in 2003 and Co-Director and Senior Portfolio Manager of the U.S. investment team in 2006. He was previously involved in business strategy and development at Hartford Financial Services and worked as an Application Engineer at Mathworks. Mr. Ko has eight years of investment experience. He holds a B.S. from the Massachusetts Institute of Technology and an M.B.A. from the Yale School of Management.



          STEPHEN A. LANZENDORF, CFA, is a Co-Director and Senior Portfolio Manager of BFM's U.S. investment team. Mr. Lanzendorf joined BFM in 2006. An experienced quantitative strategist, Mr. Lanzendorf previously served as Director of Quantitative Strategies at Independence Investments (1999-2005). He is a member of the Chicago Quantitative Alliance and the Boston Security Analysts Society. Mr. Lanzendorf has 22 years of investment experience. He holds a B.S. and M.S. from the Massachusetts Institute of Technology.



          ANTHONY C. SANTOSUS, CFA, is a Portfolio Manager of BFM's U.S. investment team. Mr. Santosus joined BFM's U.S. investment team in 2001. Prior to that, he managed U.S. equity portfolios at Putnam Investments, with additional responsibilities related to product development. He also served as an Investment Technologist and Quantitative Analyst at Putnam. Mr. Santosus is a member of the Boston Security Analysts Society and a former member of the Frank Russell Advisory Board, and has 19 years of investment experience. He holds a B.S. from Northeastern University.






          SYSTEMATIC FINANCIAL MANAGEMENT, L.P. SFM is a registered investment adviser founded in 1982, and located at 300 Frank W. Burr Boulevard, 7th Floor, Glenpointe East, Teaneck, New Jersey, 07666. SFM is jointly owned by Affiliated Managers Group, a holding company, and employees of the firm. SFM provides asset management services to corporations, foundations, endowments, high net worth individuals and insurance companies. As of September 30, 2006, SFM had assets under management of approximately $8 billion.






          KEN BURGESS, CFA, is a partner in the firm and serves as Lead Portfolio Manager for our Small Cap Free Cash Flow portfolio. He also serves as an analyst, providing research support within selected economic sectors. Mr. Burgess' investment career began in 1993, when he joined Systematic. He specializes in cash flow analysis and devotes his efforts to portfolio management and the analysis of small cap equities. His work has included contributions to quantitative and fundamental equity analysis, portfolio management, and performance analytics. Mr. Burgess is a Chartered Financial Analyst, a member of the CFA Institute and a member of the New York Society of Security Analysts (NYSSA). He conducted his undergraduate studies at New Hampshire College, majoring in economics and finance.


INTERNATIONAL FUND


          GOLDMAN SACHS ASSET MANAGEMENT, L.P. GSAM, a wholly-owned subsidiary of The Goldman Sachs Group, Inc., is located at 32 Old Slip, New York, New York 10005. GSAM is part of the Investment Management Division (IMD) and an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of June 30, 2006, GSAM along with other units of IMD had assets under management of approximately $582.1 billion. GSAM's Quantitative Equity Team is led by Robert Jones. Mr. Jones' team is divided into four areas: research, portfolio management, product management and information technology. There are eight dedicated Portfolio Managers working with Mr. Jones; in managing various portfolios, the Quantitative Equity Team employs several different investment strategies, one of which is the Structured International Strategy, overseen by Mr. Ioffe.



          ROBERT JONES, CFA, is a Managing Director of GSAM's Quantitative Equity ("QE") Group in New York, Senior Portfolio Manager and Chair of the QE Investment Policy Committee. He currently serves as the Chief Investment Officer for QE Strategies. Mr. Jones joined GSAM as a Portfolio Manager in 1989. He received a B.A. from Brown University in 1978 and a M.B.A. from the University of Michigan in 1980.


          Melissa R. Brown, CFA is a Senior Portfolio Manager on the Global Quantitative Equity Team, where she is responsible for US and Global portfolios. As a member of the GQE Investment Policy Committee, Melissa is involved with all aspects of the portfolio management process. Melissa joined Goldman Sachs Asset Management in 1998. For the 15 years prior to joining GSAM, she was the Director of Quantitative Equity Research for Prudential Securities, where her primary function was to research, develop and deliver stock valuation analysis and ratings as well as an overall quantitative market perspective. She also served on the firm's Investment Policy Committee. Melissa has 23 years of industry experience, including 10 years as an All-Star-rated Quantitative Analyst in the Institutional Investor annual survey. She received a BS in Economics from the Wharton School of the University of Pennsylvania and an MBA in Finance from New York University. Melissa is a CFA charter holder. She currently serves on the board of the Chicago Quantitative Alliance and is a former sub-chairperson on the Institute of Chartered Financial Analysts' Candidate Curriculum Committee.



          LEN IOFFE, CFA, is a Managing Director and Senior Portfolio Manager on the Global Quantitative Equity ("GQE") Team, where he is responsible for portfolio management of global and non-U.S. portfolios. He is also a member of the GQE Investment Policy Committee. Prior to this role Len performed portfolio construction and risk analysis of both domestic and international portfolios and implemented different trading strategies. Len joined GSAM in 1994. Before joining GSAM, he worked at Smith Barney Shearson. Len has 15 years of industry experience. He received an M.S. in Computer Science from St. Petersburg Polytechnic University in Russia and an M.B.A. from New York University's Stern School of Business.



          JULIUS BAER INVESTMENT MANAGEMENT, LLC. JBIM, located at 330 Madison Avenue, New York, NY 10017, is a registered investment adviser and a wholly-owned subsidiary of Julius Baer Securities Inc. ("JBS"). JBS, located at the same address, is a wholly owned subsidiary of Julius Baer Holding Ltd. of Zurich, Switzerland. As of September 30, 2006, JBIM had assets under management of approximately $44.45 billion. Richard C. Pell and Rudolph Riad Younes are the members of JBIM's portfolio management team who are responsible for the management of the International Fund.


          RUDOLPH RIAD YOUNES, CFA, is a Senior Vice President and the Head of International Equities of JBIM. Mr. Younes joined the Julius Baer Group in 1993 and specializes in international equity and emerging market investments. Mr. Younes is also responsible for managing the international equity component of all balanced investment strategies of JBIM. Prior to joining the Julius Baer Group, Mr. Younes was an Associate Director at Swiss Bank Corp. Mr. Younes is a Chartered Financial Analyst and received an M.B.A. in Management from Yale University and an M.S. in Electrical Engineering from Columbia University. Mr. Younes is fluent in Arabic, English and French and has a working knowledge of German.


          RICHARD C. PELL is a Senior Vice President and the Chief Investment Officer of JBIM. Mr. Pell joined the Julius Baer Group as Chief Investment Officer in 1995. His investment team is responsible for global and international equity, as well as global balanced management. Prior to joining the Julius Baer Group, Mr. Pell worked for Bankers Trust Company from 1990 to 1995. While he was with Bankers Trust Company, Mr. Pell focused on global fixed income and global balanced portfolio management. From 1988 to 1990, Mr. Pell was with Mitchell Hutchins Institutional Investors and was the head of its corporate bonds and mortgage backed securities. From 1983 to 1988, Mr. Pell was with Bank of Tokyo Trust Company and was responsible for its U.S. balanced and fixed income management. Mr. Pell holds a B.A. in History from the University of California, Berkeley, and an M.B.A. in Finance from New York University.


          THE BOSTON COMPANY ASSET MANAGEMENT, LLC. BCAM is a registered investment adviser, with its principal executive office located at One Boston Place, Boston, MA 02109. Mellon Trust of New England, N.A., located at One Boston Place, Boston, MA 02109, owns a majority interest in BCAM. As of September 30, 2006, BCAM had assets under management of approximately $67 billion. BCAM was founded on January 1, 1970.


          DANIEL B. LEVAN, CFA is the Lead Portfolio Manager for BCAM's International Small Cap Equity Strategy. He is also a member of the portfolio management team for BCAM's Global Equity and International Core Equity disciplines. In addition, Mr. LeVan is responsible for conducting research covering the health care and technology sectors. Prior to joining the firm, Mr. LeVan was a Captain serving in the United States Air Force. He received his M.S.F. from Boston College and his M.B.A. from Bentley College. Mr. LeVan holds a B.S. from Clarkson University. Mr. LeVan is a Chartered Financial Analyst charter holder.

          JOHN W. EVERS, CFA is an Assistant Portfolio Manager for BCAM's Global Equity, International Core and International Small Cap Equity Strategies. He is also responsible for performing research covering the energy and telecommunications sectors. Prior to joining BCAM, Mr. Evers was a Fixed Income Quantitative Analyst at Wellington Management. Previously, he was a Senior Analyst at Aetna Life & Casualty. Mr. Evers holds his M.S.F. from Boston College and his B.S. from the University of Maine. Mr. Evers is a Chartered Financial Analyst charter holder.


          ACADIAN ASSET MANAGEMENT, INC. Acadian is a registered investment adviser, with its principal executive office located at One Post Office Square, Boston, MA 02109. Old Mutual Asset Managers (U.S.) LLC, located at 200 Clarendon Street, 53rd Floor, Boston, MA 02116, is the sole shareholder of Acadian. Old Mutual (U.S.) Holdings Inc. is the sole shareholder of Old Mutual Asset Managers (U.S.) LLC. OM Group (UK) Limited is the sole shareholder of Old Mutual (U.S.) Holdings Inc. and Old Mutual PLC is the sole shareholder of OM Group (UK) Limited. As of September 30, 2006, Acadian had assets under management of approximately $51.75 billion. Acadian was founded in 1986.


          MATTHEW J. COHEN, CFA is a Senior Vice President, Portfolio Manager, and the Investment Database Manager. Matt joined Acadian in 1994. He specializes in equity valuation techniques and manages the processes and data that drive Acadian's investment approach. Previously, Mr. Cohen worked as a Senior Systems Analyst and Project Manager for Digital Equipment Corporation. Education: B.S., Management, Rensselaer Polytechnic Institute; M.B.A., Finance, Boston University.

          TERENCE C. BURNHAM, PH.D. is a Portfolio Manager and the Director of Economics. Mr. Burnham joined Acadian in the Fall of 2005. He was formerly an Economics Professor at Harvard Business School, University of Michigan and Harvard's Kennedy School. Formerly President and CFO of Progenics Pharmaceuticals, Inc., Publisher of academic articles and numerous books. Masters in Computer Science, San Diego State University; Masters in Management, MIT's Sloan School; Ph.D. in Business Economics from Harvard University. He served with distinction as a tank driver in the U.S. Marine Corps.

REAL ASSET FUND

          AEW MANAGEMENT AND ADVISORS, L.P. AEW, an affiliate of AEW Capital Management, L.P., is a registered investment adviser. Together with its affiliates, AEW had $9 billion of assets under management as of September 30, 2006. AEW is a subsidiary of (and controlled by) IXIS Asset Management North America, L.P., which is part of IXIS Asset Management Group. Together with subsidiaries and affiliates in the U.S., Europe and Asia, IXIS Asset Management Group managed more than $560 billion in assets for institutions and individuals as of June 30, 2006. AEW is located at Two Seaport Lane, World Trade Center East, Boston, Massachusetts 02210.


          MATTHEW A. TROXELL serves as Portfolio Manager for the Fund. Mr. Troxell joined AEW in 1994 as a Vice President and became a Principal of the firm in 1997. Mr. Troxell has over 20 years of securities and portfolio management experience. Prior to joining AEW, he was a Vice President and Assistant to the President of Landmark Land Company and a Securities Analyst at A.G. Becker Paribas. Mr. Troxell is a Chartered Financial Analyst.


          REAL ESTATE MANAGEMENT SERVICES GROUP, LLC. REMS, located at 1100 Fifth Avenue South, Suite 301, Naples, Florida 34102, was organized in May 2002. REMS is a registered investment adviser specializing in REIT portfolio management. As of September 30, 2006, the REMS Group had approximately $653 million in assets under management.


          EDWARD W. TURVILLE, CFA, is the Managing Director of REMS and has been with REMS since 2000. From 1992 to 2000, Mr. Turville was a Senior Vice President and shareholder of Dalton, Greiner, Hartman, Maher & Co. and managed real estate and REIT investments for the firm. He has conducted research related to publicly traded real estate securities since 1970, served as a director of a publicly traded real estate firm and provided consulting services to private real estate partnerships.





          STANDISH MELLON ASSET MANAGEMENT COMPANY LLC. Standish Mellon is a registered investment adviser, with its principal executive office located at Mellon Financial Center, One Boston Place, Suite 024-0344, Boston, Massachusetts 02108. Mellon Financial Corporation, located at One Boston Place, Boston, MA 02109, wholly owns Standish Mellon. As of August 31, 2006, Standish Mellon had assets under management of approximately $151.5 billion. Standish Mellon was formed on July 31, 2001.


          With respect to the portion of the Fund's assets allocated to Standish Mellon, Robert M. Bayston, CFA serves as the Lead Portfolio Manager. In addition Aimee M. Figueiredo and Nate D. Pearson serve as Research Analysts.

          ROBERT M. BAYSTON, CFA, is a Portfolio Manager for Standish Mellon's TIPS strategy and a Derivatives Trader. His trading responsibilities include the analysis and execution of derivative strategies across fixed income sectors including Treasuries, agencies, interest rate swaps, mortgages and corporate bonds. Using derivatives as hedging tools, Mr. Bayston is responsible for evaluating multi-sector option strategies and their application to portfolios. He joined the company in 1991 and has an M.S. from Boston College and a B.S. from the University of Virginia.

          AIMEE M. FIGUEIREDO is a Liquid Product Trader. She joined the company in 2002. She has a B.A. from Elmira College. She is currently a candidate in the CFA program.

          NATE D. PEARSON is a Trader, responsible for liquid products. He joined the company in 2005 from Darling Consulting Group, where he was responsible for interest rate risk analysis and balance sheet management for client banks. Nate has an M.S.F. from Boston College and a B.S. from the University of New Hampshire. He is a candidate in the CFA program.

SERVICE PROVIDERS

The chart below provides information on the Funds' primary service providers.

Asset                                   Shareholder
Management                              Services

 INVESTMENT ADVISER AND ADMINISTRATOR               TRANSFER AGENT

    Rodney Square Management Corp.                    PFPC Inc.
       1100 North Market Street                     760 Moore Road
         Wilmington, DE 19890                 King of Prussia, PA 19406

Manages each Fund's investment          Handles certain shareholder services,
activities and oversees Fund            including recordkeeping and statements,
administration and other service        payment of distributions and processing
providers.                              of buy and sell requests.

                                 WT MUTUAL FUND

                     Wilmington Multi-Manager Large-Cap Fund
                      Wilmington Multi-Manager Mid-Cap Fund
                     Wilmington Multi-Manager Small-Cap Fund
                   Wilmington Multi-Manager International Fund
                    Wilmington Multi-Manager Real Asset Fund

Fund                                    Fund Asset
Operations                              Safe Keeping

        SUB-ADMINISTRATOR AND                           CUSTODIAN
           ACCOUNTING AGENT

              PFPC Inc.                         Wilmington Trust Company
         301 Bellevue Parkway                   1100 North Market Street
         Wilmington, DE 19809                     Wilmington, DE 19890

Provides facilities, equipment and      Holds each Fund's assets, settles all
personnel to carry out administrative   portfolio trades and collects most of
services related to each Fund and       the valuation data required for
calculates each Fund's NAV and          calculating each Fund's NAV per share.
distributions.

                                  Distribution

                                   DISTRIBUTOR

                       Professional Funds Distributor, LLC

                                 760 Moore Road
                            King of Prussia, PA 19406
                         Distributes the Funds' Shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

          The price of each Fund's shares is based on the Fund's net asset value ("NAV"). The Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds' sub-administrator and accounting agent, PFPC Inc. ("PFPC"), determines the daily NAV per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

          Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. A Fund may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Fund prices its shares. Significant events may include: (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict, or (iv) significant domestic or foreign market fluctuations. The Funds' policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to a Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing. In addition, foreign securities held by a Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Funds cannot be bought or sold.

          PFPC determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

PURCHASE OF SHARES

          Institutional shares are offered on a continuous basis and are sold without sales charges. The minimum initial investment in Institutional Shares is $500,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.


          You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Funds' distributor ("Service Organization"), you may also purchase shares through such Service Organization. If you wish to purchase Fund shares through your account at Wilmington Trust or through a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.


          BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Multi-Manager Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:

Regular mail:                           Overnight mail:
Wilmington Multi-Manager Funds          Wilmington Multi-Manager Funds
c/o PFPC Inc.                           c/o PFPC Inc.
P.O. Box 9828                           101 Sabin Street
Providence, RI 02940                    Pawtucket, RI 02860-1427

          BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and, if making an initial purchase, to also obtain an account number.

          ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day.

          Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

          It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

REDEMPTION OF SHARES


          You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or through a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.


          REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list is shown under the heading "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first; however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including: (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring,
(E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; or (iii) shares converted from one share class to another in the same Fund.

          FREQUENT PURCHASES AND REDEMPTIONS: The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fees set forth above and the related exchange fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing." Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

          Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Because certain of the Funds invest significantly in foreign securities traded on markets which close prior to when such Fund determines its net asset value, market timing can cause dilution in the value of such Fund's shares held by other shareholders. This occurs when market timers attempt to trade Fund shares when the net asset value of the Fund does not reflect the value of the underlying portfolio securities. While the Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. See "PRICING OF SHARES" for more information. Also, because some of the Funds invest in small-cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in such Fund's shares to take advantage of the market pricing inefficiency of such small-cap stocks, may result in dilution in the value of Fund shares held by long-term investors. Short-term trading in such small-cap stocks may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small-cap stocks.

          There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The ability of the Funds and their agents to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to the Funds or their agents regarding underlying beneficial owners of Fund shares.


          BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.



          Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:


Regular mail:                           Overnight mail:
Wilmington Multi-Manager Funds          Wilmington Multi-Manager Funds
c/o PFPC Inc.                           c/o PFPC Inc.
P.O. Box 9828                           101 Sabin Street
Providence, RI 02940                    Pawtucket, RI 02860-1427

          BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

          ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your pre-designated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.


          In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.


          If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

          SMALL ACCOUNTS: If the value of your investment in a Fund falls below $50,000, you may be asked to increase your balance. If after 60 days the account value is still below $50,000, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $50,000 solely as a result of a reduction in your account's market value. The minimum account balance for accounts existing prior to November 1, 2005 is $500. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

EXCHANGE OF SHARES

You may exchange all or a portion of your shares in a Fund for Institutional Shares of the following funds ("Wilmington Funds"):

Wilmington Aggressive Asset Allocation Fund
Wilmington Moderate Asset Allocation Fund
Wilmington Conservative Asset Allocation Fund
Wilmington ETF Allocation Fund
Wilmington Prime Money Market Fund
Wilmington U.S. Government Money Market Fund

Wilmington Tax-Exempt Money Market Fund
Wilmington Short/Intermediate-Term Bond Fund




Wilmington Broad Market Bond Fund
Wilmington Municipal Bond Fund
Wilmington Large-Cap Core Fund
Wilmington Large-Cap Value Fund
Wilmington Large-Cap Growth Fund
Wilmington Mid-Cap Core Fund
Wilmington Small-Cap Core Fund
Wilmington Small-Cap Value Fund
Wilmington Small-Cap Growth Fund
Wilmington Multi-Manager Large-Cap Fund
Wilmington Multi-Manager Mid-Cap Fund
Wilmington Multi-Manager Small-Cap Fund
Wilmington Multi-Manager International Fund
Wilmington Multi-Manager Real Asset Fund

          Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

          Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $50,000 in a shareholder's account.

          FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged.

          Prospectuses for Institutional Shares of the other Wilmington Funds may be obtained, free of charge, on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.

DISTRIBUTIONS

          Distributions from the net investment income, if any, of each Fund are declared and paid quarterly to you. Any net capital gain realized by a Fund will be distributed annually.

          Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

          As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While a Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. The Funds' distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. If the Fund has dividend income that qualifies as qualified dividend income, as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum amount allowable will be designated by the Fund and such amount will be taxable to individual shareholders at a stated maximum rate of 15%. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

          The Funds' distributions of a net capital gain, if any, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if Fund shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

          It is a taxable event for you if you sell or exchange shares of any Fund. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

          STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

          This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in the Funds' SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

          Professional Fund Distributors, LLC manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates.

SHARE CLASSES


          The Funds issue Institutional Shares, A Shares and Service Shares. Each class of shares bears a pro-rata portion of a Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. A Shares pay a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase A Shares. Service Shares are offered to investors who use a financial intermediary to process transactions and are subject to a shareholder service fee.

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

          ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on the Funds' portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

          STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

          Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:

          WT Mutual Fund
          c/o PFPC Inc.
          101 Sabin Street
          Pawtucket, RI 02860-1427
          (800) 336-9970
          9:00 a.m. to 5:00 p.m. Eastern time


          The Funds' SAI and annual and semi-reports are accessible, free of charge, on the Funds' website at http://www.wilmingtonfunds.com. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.


          FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800) 336-9970.

            The investment company registration number is 811-08648.

                        WILMINGTON ASSET ALLOCATION FUNDS

                   WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND
                    WILMINGTON MODERATE ASSET ALLOCATION FUND
                  WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND

                                OF WT MUTUAL FUND


                                    A SHARES



                        PROSPECTUS DATED NOVEMBER 1, 2006


This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference. Please note that these Funds:

     -    are not bank deposits

     - are not obligations of or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

     -    are not federally insured

     - are not obligations of or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other governmental agency

     -    are not guaranteed to achieve their goal(s)


A Shares of the Funds are offered with a front-end sales charge except for certain persons eligible to purchase A Shares at Net Asset Value. See "Sales Charge Reductions and Waivers."


These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                TABLE OF CONTENTS


INTRODUCTION............................................................

PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS.....................    2

WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND.............................    5
   Investment Objective.................................................    5
   Principal Investment Strategies and Asset Allocation.................    5
   Principal Risks......................................................    5
   Past Performance.....................................................    6
   Fees and Expenses....................................................    8
   Example..............................................................    9

WILMINGTON MODERATE ASSET ALLOCATION FUND...............................   10
   Investment Objective.................................................   10
   Principal Investment Strategies and Asset Allocation.................   10
   Principal Risks......................................................   10
   Past Performance.....................................................   11
   Fees and Expenses....................................................   13
   Example..............................................................   14

WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND...........................   15
   Investment Objective.................................................   15
   Principal Investment Strategies and Asset Allocation.................   15
   Principal Risks......................................................   15
   Past Performance.....................................................   16
   Fees and Expenses....................................................   18
   Example..............................................................   19

INVESTMENT STRATEGIES AND RISKS OF THE UNDERLYING FUNDS.................   20
   Investment Strategies of the Underlying Funds........................   20
   Additional Underlying Funds..........................................   21
   Principal Investment Risks of the Underlying Funds...................   21

FINANCIAL HIGHLIGHTS....................................................   26

MANAGEMENT OF THE FUNDS.................................................   29
   Investment Adviser...................................................   29
   Fund Managers........................................................   29
   Service Providers....................................................   31

SHAREHOLDER INFORMATION.................................................   32
   Pricing of Shares....................................................   32
   Purchase of Shares...................................................   32
   Front-End Sales Charge...............................................   33
   Redemption of Shares.................................................   36
   Exchange of Shares...................................................   38
   Distributions........................................................   39
   Taxes................................................................   40

DISTRIBUTION ARRANGEMENTS...............................................   41
   Distribution Fees....................................................   41
   Sub-Transfer Agency Fees.............................................   41
   Additional Payments..................................................   41
   Share Classes........................................................   42

FOR MORE INFORMATION....................................................   43

                        WILMINGTON ASSET ALLOCATION FUNDS

                   WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND
                    WILMINGTON MODERATE ASSET ALLOCATION FUND
                  WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND


This Prospectus discusses the Wilmington Aggressive Asset Allocation Fund, Wilmington Moderate Asset Allocation Fund and the Wilmington Conservative Asset Allocation Fund (each a "Fund" and collectively referred to as the "Funds"), each a series of WT Mutual Fund, a Delaware statutory trust (the "Trust"), which is a series mutual fund with 25 different series (the "Wilmington Funds").



Each Fund is advised by Rodney Square Management Corporation (the "Adviser" or "RSMC") and sub-advised by Wilmington Trust Investment Management, LLC ("WTIM"). Each Fund is a "fund of funds," meaning that it seeks to achieve its investment objective by investing primarily in other Wilmington Funds (the "Underlying Funds") and U.S. Government securities.(1) The Underlying Funds are described and offered for direct investment in separate prospectuses. Each Fund is designed for investors with a particular time horizon or risk profile and invests in a distinct mix of Underlying Funds. The Wilmington Broad Market Bond Fund and Wilmington Short/Intermediate-Term Bond Fund adhere to a fixed income strategy ("Underlying Fixed Income Funds"). The Wilmington Multi-Manager Real Asset Fund adheres to a "real return" strategy by investing in, among other assets, inflation-linked bonds, securities of real estate companies and investment trusts, and commodity related securities ("Underlying Real Return Fund"). Each of the other Underlying Funds adheres to an equity focused strategy ("Underlying Equity Funds").



----------
(1) The Funds currently invest in other investment companies within the Wilmington Funds investment complex, government securities and cash equivalents. The Securities and Exchange Commission ("SEC") has adopted a rule that allows the Funds to invest in underlying funds that are managed by RSMC and its affiliates or managed by an investment adviser not associated with RSMC.

PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

PRINCIPAL INVESTMENT STRATEGIES. The Adviser uses a two-stage process to create an investment portfolio for a Fund. The first stage is a strategic asset allocation to determine the percentage of each Fund's investable assets to be invested in broad asset classes--Equity, Fixed Income and "Real Return" assets. The Adviser determines, monitors and may periodically adjust asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets and various segments within those markets. The following table illustrates the range of each Fund's allocation among asset classes (the allocations and/or actual holdings will vary from time to time):


                        AGGRESSIVE ASSET        MODERATE ASSET        CONSERVATIVE ASSET
                        ALLOCATION FUND         ALLOCATION FUND         ALLOCATION FUND
                       -----------------   ------------------------   -------------------
Risk Profile           Aggressive/Growth   Moderate/Growth & Income   Conservative/Income
------------           -----------------   ------------------------   -------------------
U.S. Equity                25% - 65%               15% - 55%               10% - 40%
International Equity       15% - 55%               10% - 50%                5% - 30%
Fixed Income                0% - 20%               10% - 40%               40% - 80%
Real Return*                0% - 25%                0% - 25%                0% - 20%


----------
* "Real Return" assets include inflation-linked bonds, securities of real estate companies and investment trusts, and commodity related securities.

The second stage involves the selection of Underlying Funds to represent the equity and fixed income asset classes and the determination of weightings among the Underlying Funds for each Fund. A Fund may invest in any or all of the Underlying Funds within an asset class, but will not normally invest in every Underlying Fund at one time. For cash management purposes each Fund may hold a portion of its assets in U.S. Government securities, cash or cash equivalents. The Fund may also invest in Underlying Funds that are money market funds. The Underlying Funds use a broad array of investment styles. The Underlying Funds can buy many types of equity and debt securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, U.S. Government and agency bonds, mortgage-backed and asset-backed securities and money market instruments. These securities are mainly issued by U.S. issuers but may be issued by foreign issuers. There are certain risk factors associated with each of these securities that could affect the performance of the Underlying Funds, which could, in turn, adversely affect the performance of a Fund. Please see "Investment Strategies and Risks of the Underlying Funds" for a description of the principal risks associated with the Underlying Funds.

The Adviser monitors each Fund's holdings daily to ensure that both the Underlying Funds selected and the actual allocations among the Underlying Funds continue to conform to the Fund's asset class allocations over time. The Adviser may rebalance each Fund's investments in the Underlying Funds, as it deems appropriate, to bring the Fund back within the asset class allocations. The Adviser may change the asset class allocations or the Underlying Funds or the weightings without prior approval from shareholders.

Each Fund may also invest in Treasury Inflation-Protected Securities ("TIPS"), which are notes and bonds issued by the U.S. Government whose principal amounts are adjusted monthly to reflect the effects of inflation. The principal value is adjusted for changes in inflation as measured by the Consumer Price Index for Urban Consumers and interest is paid on the inflation-adjusted principal. TIPS are backed by the full faith and credit of the U.S. Government.

In anticipation or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, a Fund may, regardless of its normal asset class allocation, temporarily hold all or a portion of its assets in U.S. Government securities (including TIPS), money market funds, cash or cash equivalents. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that the Fund will achieve its investment objective.

PRINCIPAL RISKS. The following is a list of certain risks that may apply to your investment in a Fund.

     - ASSET ALLOCATION. A Fund's investment performance depends, in part, upon how its assets are allocated and reallocated among the Underlying Funds. There is a risk that the Adviser's evaluations and assumptions regarding a Fund's broad asset classes or the Underlying Funds in which a Fund invests may be inappropriate based on actual market conditions. There is a risk that a Fund will vary from the intended weightings in the Underlying Funds due to factors such as market fluctuations. There can be no assurance that the Underlying Funds will achieve their investment objectives and the performance of the Underlying Funds may be lower than that of the asset class that they were selected to represent.

     - CONCENTRATION RISK. In connection with the asset allocation process, a Fund may from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that a Fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the Fund.

     - "FUND OF FUNDS" STRUCTURE AND EXPENSES. The term "fund of funds" is used to describe mutual funds, such as the Funds, that pursue their investment objective by investing in other mutual funds. By investing in a Fund, you will indirectly bear fees and expenses charged by the Underlying Funds in which a Fund invests, in addition to a Fund's direct fees and expenses. Your cost of investing in a Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Underlying Funds may change their investment objective or policies without the approval of a Fund. If that were to occur, the Fund might be forced to withdraw its investment from the Underlying Fund at a time that is unfavorable to the Fund. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

     - INVESTMENT IN AFFILIATED UNDERLYING FUNDS. The Adviser has the ability to select and substitute the Underlying Funds in which the Fund invests and may be subject to potential conflicts of interest in selecting Underlying Funds because it may receive higher fees from certain Underlying Funds than others. However, as a fiduciary to each Fund, the Adviser is required to act in each Fund's best interest when selecting Underlying Funds.

     - NOT INSURED-YOU COULD LOSE MONEY. An investment in a Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other governmental agency.

          It is possible to lose money by investing in a Fund. There is no guarantee that the stock market or the securities in which a Fund invests will increase in value.

     - NAV WILL FLUCTUATE. A Fund's share price will fluctuate in response to changes in the market value of its investments. Market value changes result from business or economic developments affecting an issuer as well as general market and economic conditions.

                   WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND

INVESTMENT OBJECTIVE

The Wilmington Aggressive Asset Allocation Fund seeks long-term capital appreciation. This investment objective may be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

INVESTOR PROFILE

Investors with a long-term time horizon (10 years or longer) who want an aggressive asset allocation approach to investing.

PRINCIPAL INVESTMENT STRATEGIES AND ASSET ALLOCATION


The Fund seeks to achieve its investment objective by normally investing approximately 80%-100% of its assets in Underlying Equity Funds and approximately 0%-20% of its assets in Underlying Fixed Income Funds and the Underlying Real Return Fund. The Fund's fixed income component may include a money market component. For cash management purposes, the Fund may hold a portion of its assets directly in U.S. Government securities, money market funds and cash or cash equivalents. The foregoing policies may be changed without shareholder approval.


Please see "Principal Investment Strategies and Principal Risks" for a discussion of how the Adviser allocates and reallocates the Fund's assets among particular Underlying Funds.

PRINCIPAL RISKS

Among the principal risks of the Underlying Funds, which could adversely affect the performance of the Fund, are:

-    Credit Risk

-    Foreign Company Risk

-    Government Obligations Risk

-    Growth Investing Risk

-    High Yield Bond Risk

-    Interest Rate Risk

-    Liquidity Risk

-    Market Risk

-    Preferred Stock Risk

-    Prepayment Risk

-    Real Estate Securities Risk

-    Small/Mid Cap Risk

-    Value Investing Risk

Please see "Investment Risks of the Underlying Funds" for a description of these principal risks and other risks associated with the Underlying Funds.

                                                AGGRESSIVE ASSET ALLOCATION FUND

                                PAST PERFORMANCE


     The bar chart and the performance table below illustrate the risks and volatility of an investment in A Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing the Fund's average annual total returns for one year and since inception, before and after taxes, compared with those of the S&P 500 Index, a broad measure of market performance. The performance shown in the bar chart and performance table is the performance of the Fund's predecessor, Max Appreciation Strategic Allocation Fund, a common trust fund (the "Aggressive Allocation CTF"). The Aggressive Allocation CTF's performance has been included for periods prior to March 15, 2006 and has been adjusted to reflect "Net annual Fund operating expenses" applicable to Institutional Shares of the Fund which includes contractual reimbursements by the investment adviser and any class-specific expenses. The Aggressive Allocation CTF was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the "1940 Act") and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Aggressive Allocation CTF had been registered under the 1940 Act, its performance may have been different. A Shares of the Fund are subject to a maximum front-end sales charge of 3.50%, which is not reflected in the bar chart; if the front-end sales charge were reflected, returns would be less than those shown. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.



           ANNUAL TOTAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION(1)


                               (PERFORMANCE GRAPH)

PERFORMANCE
   YEARS      RETURNS
-----------   -------
    2004       14.29%
    2005        8.12%


----------
(1) Performance shown is for the Fund's predecessor, the Aggressive Allocation CTF, which operated as a common trust fund from July 15, 2003 through March 15, 2006.

                                                AGGRESSIVE ASSET ALLOCATION FUND


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2006: 7.61%



    BEST QUARTER          WORST QUARTER
    ------------          -------------
       12.06%                -1.50%
(December 31, 2004)   (September 30, 2004)



AGGRESSIVE ASSET ALLOCATION FUND - A SHARES                                         SINCE INCEPTION(2)
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005 (1)                1 YEAR(2)     (JULY 15, 2003)
--------------------------------------------------------                ---------   ------------------
Return Before Taxes                                                      4.33%(3)        13.24%(3)
Return After Taxes on Distributions                                       N/A              N/A
Return After Taxes on Distributions and Sale of Fund Shares               N/A              N/A
S&P 500 Index (reflects no deductions for fees, expenses or taxes)(4)    4.91%           11.36%



(1) Average annual total returns for A Shares of the Fund reflect the imposition of the maximum front-end sales charge of 3.50%.



(2) Performance shown is for the Fund's predecessor, the Aggressive Allocation CTF, which operated as a common trust fund from July 15, 2003 through March 15, 2006. As a common trust fund, the Aggressive Allocation CTF was treated differently than the Fund for federal income tax purposes. For example, a common trust fund does not make distributions to its investors. As a result, after-tax returns are not presented.



(2) This performance information reflects the performance of the Fund's predecessor, the Aggressive Allocation CTF, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Fund.



(3) The S&P 500 Index, a widely recognized, unmanaged index of common stock prices, is the Standard & Poor's Composite Index of 500 Stocks.

                                                AGGRESSIVE ASSET ALLOCATION FUND

FEES AND EXPENSES


The table below shows the fees and expenses that you may pay if you buy and hold A Shares of the Fund. The expenses are shown as a percentage of its net assets.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                       A Shares
                                                       --------
Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price) (1)               3.50%
Maximum deferred sales charge                            None
Maximum sales charge imposed on reinvested dividends
(and other distributions)                                None
Redemption fee(2)                                        1.00%
Exchange fee(2)                                          1.00%



(1) Lower front-end sales charges for A Shares may be available with the purchase of $100,000 or more. See "Front-End Sales Charge" for additional information.



(2) A Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                       A Shares
                                                       --------
Management fees                                          None
Distribution (Rule 12b-1) fees                           0.25%
Other expenses (1)                                       3.34%
TOTAL ANNUAL FUND OPERATING EXPENSES                     3.59%
Waivers/Reimbursements (2, 3)                            2.84%
NET ANNUAL FUND OPERATING EXPENSES (2, 3)                0.75%



----------
(1) The Fund will indirectly pay a portion of the expenses of the Underlying Funds in which the Fund invests. "Other expenses" do not include these expenses, which range from 0.43% to 1.25% annually, as a percentage of such Underlying Funds' average daily net assets. The Fund's indirect expense from investing in Underlying Funds, based on its average holding of each Underlying Fund during the fiscal period ended June 30, 2006, is approximately 0.94%.



(2) The investment adviser has contractually agreed to reimburse the Fund for "Other expenses" to the extent that "Total annual Fund operating expenses" excluding class-specific expenses (such as Rule 12b-1, shareholder service or transfer agency fees) exceed 0.50% through July 1, 2011.


(3) The sub-administrator and accounting agent has a contractual obligation through September 2008 to waive certain flat rate fees associated with a Fund with average daily net assets below $75 million.

                                                AGGRESSIVE ASSET ALLOCATION FUND


EXAMPLE



This Example is intended to help you compare the cost of investing in A Shares of the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:


     -    you reinvested all dividends and other distributions;

     -    the average annual return was 5%;

     - the Fund's assets are invested in accordance within its asset allocation ranges;

     - the Fund's and Underlying Funds' operating expenses (reflecting any contractual waivers or reimbursements) were charged and remained the same over the time periods; and

     -    you redeemed all of your investment at the end of each time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


           A Shares
           --------
1 Year      $  424
3 Years     $  581
5 Years     $  752
10 Years    $2,962


The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                    WILMINGTON MODERATE ASSET ALLOCATION FUND

INVESTMENT OBJECTIVE

The Wilmington Moderate Asset Allocation Fund seeks long-term capital appreciation with current income. This investment objective may be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

INVESTOR PROFILE


Investors, with a time horizon of 5 to 10 years, who want an asset allocation with substantial equity and fixed income components.


PRINCIPAL INVESTMENT STRATEGIES AND ASSET ALLOCATION


The Fund seeks to achieve its investment objective by normally investing approximately 50%-75% of its assets in Underlying Equity Funds and approximately 25%-50% of its assets in Underlying Fixed Income Funds and the Underlying Real Return Fund. The Fund's fixed income component may include a money market component. For cash management purposes, the Fund may hold a portion of its assets directly in U.S. Government securities, money market funds and cash or cash equivalents. The foregoing policies may be changed without shareholder approval.


Please see "Principal Investment Strategies and Principal Risks" for a discussion of how the Adviser allocates and reallocates the Fund's assets among particular Underlying Funds.

PRINCIPAL RISKS

Among the principal risks of the Underlying Funds, which could adversely affect the performance of the Fund, are:

-    Credit Risk

-    Foreign Company Risk

-    Government Obligations Risk

-    Growth Investing Risk

-    High Yield Bond Risk

-    Interest Rate Risk

-    Liquidity Risk

-    Market Risk

-    Preferred Stock Risk

-    Prepayment Risk

-    Real Estate Securities Risk

-    Small/Mid Cap Risk

-    Value Investing Risk

Please see "Investment Risks of the Underlying Funds" for a description of these principal risks and other risks associated with the Underlying Funds.

                                                  MODERATE ASSET ALLOCATION FUND

                                PAST PERFORMANCE


     The bar chart and the performance table below illustrate the risks and volatility of an investment in A Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing the Fund's average annual total returns for one year and since inception, before and after taxes, compared with those of blended indices consisting of the weighted return of 60% S&P 500 Index and 40% Lehman Intermediate Government/Credit Index. The blended indices represent a broad measure of market performance. The performance shown in the bar chart and performance table is the performance of the Fund's predecessor, Balanced Strategic Allocation Fund, a common trust fund (the "Moderate Allocation CTF"). The Moderate Allocation CTF's performance has been included for periods prior to March 15, 2006 and has been adjusted to reflect "Net annual Fund operating expenses" applicable to Institutional Shares of the Fund which includes contractual reimbursements by the investment adviser and any class-specific expenses. The Moderate Allocation CTF was not registered as a mutual fund under the Investment Company Act of 1940, as amended
(the "1940 Act") and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Moderate Allocation CTF had been registered under the 1940 Act, its performance may have been different. A Shares of the Fund are subject to a maximum front-end sales charge of 3.50%, which is not reflected in the bar chart; if the front-end sales charge were reflected, returns would be less than those shown. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.



           ANNUAL TOTAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION(1)


                               (PERFORMANCE GRAPH)

PERFORMANCE
   YEARS      RETURNS
-----------   -------
    2004      10.52%
    2005       5.13%


----------
(1) Performance shown is for the Fund's predecessor, the Moderate Allocation CTF, which operated as a common trust fund from July 15, 2003 through March 15, 2006.

                                                  MODERATE ASSET ALLOCATION FUND


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2006: 5.83%



    BEST QUARTER        WORST QUARTER
    ------------        -------------
       7.81%               -1.55%
(December 31, 2004)   (March 31, 2005)



MODERATE ASSET ALLOCATION FUND - A SHARES                                             SINCE INCEPTION (2)
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005(1)                   1 YEAR(2)     (JULY 15, 2003)
-------------------------------------------------------                   ---------   -------------------
Return Before Taxes                                                        1.41%(3)        7.97%(3)
Return After Taxes on Distributions                                         N/A             N/A
Return After Taxes on Distributions and Sale of Fund Shares                 N/A             N/A
Blended Indices (reflects no deductions for fees, expenses or taxes)(4)    3.64%           7.73%



(1) Average annual total returns for A Shares of the Fund reflect the imposition of the maximum front-end sales charge of 3.50%.



(2) Performance shown is for the Fund's predecessor, the Moderate Allocation CTF, which operated as a common trust fund from July 15, 2003 through March 15, 2006. As a common trust fund, the Moderate Allocation CTF was treated differently than the Fund for federal income tax purposes. For example, a common trust fund does not make distributions to its investors. As a result, after-tax returns are not presented.



(3) This performance information reflects the performance of the Fund's predecessor, the Moderate Allocation CTF, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Fund.



(4) The Blended Indices are calculated by the investment adviser and represent the weighted return of 60% S&P 500 Index and 40% Lehman Intermediate Government/Credit Index. The S&P 500 Index, a widely recognized, unmanaged index of common stock, is the Standard & Poor's Composite Index of 500 Stocks. The Lehman Intermediate Government/Credit Index is a widely recognized, unmanaged index of U.S. Treasury securities, other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and investment-grade corporate debt securities, each limited to a maturity of no more than ten years.

                                                  MODERATE ASSET ALLOCATION FUND

FEES AND EXPENSES


The table below shows the fees and expenses that you may pay if you buy and hold A Shares of the Fund. The expenses are shown as a percentage of its net assets.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                       A Shares
                                                       --------
Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)(1)                3.50%
Maximum deferred sales charge                            None
Maximum sales charge imposed on reinvested dividends
   (and other distributions)                             None
Redemption fee(2)                                        1.00%
Exchange fee(2)                                          1.00%



(1) Lower front-end sales charges for A Shares may be available with the purchase of $100,000 or more. See "Front-End Sales Charge" for additional information.



(2) A Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                             A Shares
                                             --------
Management fees                                None
Distribution (Rule 12b-1) fees                 0.25%
Other expenses (1)                             1.62%
TOTAL ANNUAL FUND OPERATING EXPENSES           1.87%
Waivers/Reimbursements (2, 3)                  1.12%
NET ANNUAL FUND OPERATING EXPENSES (2, 3)      0.75%



(1) The Fund will indirectly pay a portion of the expenses of the Underlying Funds in which the Fund invests. "Other expenses" do not include these expenses, which range from 0.43% to 1.25% annually, as a percentage of such Underlying Funds' average daily net assets. The Fund's estimated indirect expense from investing in Underlying Funds, based on its average holding of each Underlying Fund during the fiscal period ended June 30, 2006, is approximately 0.77%.



(2) The investment adviser has contractually agreed to reimburse the Fund for "Other expenses" to the extent that "Total annual Fund operating expenses" excluding class-specific expenses (such as Rule 12b-1, shareholder service or transfer agency fees) exceed 0.50% through July 1, 2011.



(3) The sub-administrator and accounting agent has a contractual obligation through September 2008 to waive certain flat rate fees associated with a Fund with average daily net assets below $75 million.

                                                  MODERATE ASSET ALLOCATION FUND


EXAMPLE



This Example is intended to help you compare the cost of investing in A Shares of the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:


     -    you reinvested all dividends and other distributions;

     -    the average annual return was 5%;

     - the Fund's assets are invested in accordance with its asset allocation ranges;

     - the Fund's and Underlying Funds' operating expenses (reflecting any contractual waivers or reimbursements) were charged and remained the same over the time periods; and

     -    you redeemed all of your investment at the end of each time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


           A Shares
           --------
1 Year      $  424
3 Years     $  581
5 Years     $  752
10 Years    $1,954


The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                  WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND

INVESTMENT OBJECTIVE

The Wilmington Conservative Asset Allocation Fund seeks current income and preservation of capital. This investment objective may be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

INVESTOR PROFILE


Investors, with a time horizon of 3 to 5 years, who want a relatively conservative asset allocation.


PRINCIPAL INVESTMENT STRATEGIES AND ASSET ALLOCATION


The Fund seeks to achieve its investment objective by normally investing approximately 50%-70% of its assets in Underlying Fixed Income Funds and The Underlying Real Asset Fund and approximately 30%-50% of its assets in Underlying Equity Funds. The Fund's fixed income component may include a money market component. For cash management purposes, the Fund may hold a portion of its assets directly in U.S. Government securities, money market funds and cash or cash equivalents. The foregoing policies may be changed without shareholder approval.


Please see "Principal Investment Strategies and Principal Risks" for a discussion of how the Adviser allocates and reallocates the Fund's assets among particular Underlying Funds.

PRINCIPAL RISKS

Among the principal risks of the Underlying Funds, which could adversely affect the performance of the Fund, are:

-    Credit Risk

-    Foreign Company Risk

-    Government Obligations Risk

-    Growth Investing Risk

-    High Yield Bond Risk

-    Interest Rate Risk

-    Liquidity Risk

-    Market Risk

-    Preferred Stock Risk

-    Prepayment Risk

-    Real Estate Securities Risk

-    Small/Mid Cap Risk

-    Value Investing Risk

Please see "Investment Risks of the Underlying Funds" for a description of these principal risks and other risks associated with the Underlying Funds.

                                              CONSERVATIVE ASSET ALLOCATION FUND

                                PAST PERFORMANCE


     The bar chart and the performance table below illustrate the risks and volatility of an investment in A Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing the Fund's average annual total returns for one year and since inception, before and after taxes, compared with those of blended indices consisting of the weighted return of 40% S&P 500 Index and 60% Lehman Intermediate Government/Credit Index. The blended indices represent a broad measure of market performance. The performance shown in the bar chart and performance table is the performance of the Fund's predecessor, Growth & Income Strategic Allocation Fund, a common trust fund (the "Conservative Allocation CTF"). The Conservative Allocation CTF's performance has been included for periods prior to March 15, 2006 and has been adjusted to reflect "Net annual Fund operating expenses" applicable to Institutional Shares of the Fund which includes contractual reimbursements by the investment adviser and any class-specific expenses. The Conservative Allocation CTF was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the "1940 Act") and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If Conservative Allocation CTF had been registered under the 1940 Act, its performance may have been different. A Shares of the Fund are subject to a maximum front-end sales charge of 3.50%, which is not reflected in the bar chart; if the front-end sales charge were reflected, returns would be less than those shown. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.



           ANNUAL TOTAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION(1)


                               (PERFORMANCE GRAPH)

PERFORMANCE
   YEARS      RETURNS
-----------   -------
    2004       7.21%
    2005       3.93%


----------
(1) Performance shown is for the Fund's predecessor, the Conservative Allocation CTF, which operated as a common trust fund from September 1, 2003 through March 15, 2006.

                                              CONSERVATIVE ASSET ALLOCATION FUND


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2006: 4.83%



    BEST QUARTER        WORST QUARTER
    ------------       ---------------
       5.13%               -1.22%
(December 31, 2004)   (March 31, 2005)



CONSERVATIVE ASSET ALLOCATION FUND - A SHARES                                         SINCE INCEPTION (2)
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005(1)                   1 YEAR(2)   (SEPTEMBER 1, 2003)
-------------------------------------------------------                   ---------   -------------------
Return Before Taxes                                                        0.30%(3)         5.19%(3)
Return After Taxes on Distributions                                         N/A              N/A
Return After Taxes on Distributions and Sale of Fund Shares                 N/A              N/A
Blended Indices (reflects no deductions for fees, expenses or taxes)(4)    2.97%            6.51%



(1) Average annual total returns for A Shares of the Fund reflect the imposition of the maximum front-end sales charge of 3.50%.



(2) Performance shown is for the Fund's predecessor, the Conservative Allocation CTF, which operated as a common trust fund from September 1, 2003 through March 15, 2006. As a common trust fund, the Conservative Allocation CTF was treated differently than the Fund for federal income tax purposes. For example, a common trust fund does not make distributions to its investors. As a result, after-tax returns are not presented.



(3) This performance information reflects the performance of the Fund's predecessor, the Conservative Allocation CTF, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Fund.



(4) The Blended Indices are calculated by the investment adviser and represent the weighted return of 40% S&P 500 Index and 60% Lehman Intermediate Government/Credit Index. The S&P 500 Index, a widely recognized, unmanaged index of common stock, is the Standard & Poor's Composite Index of 500 Stocks. The Lehman Intermediate Government/Credit Index is a widely recognized, unmanaged index of U.S. Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and investment-grade corporate debt securities, each limited to a maturity of no more than ten years.

                                              CONSERVATIVE ASSET ALLOCATION FUND

FEES AND EXPENSES


The table below shows the fees and expenses that you may pay if you buy and hold A Shares of the Fund. The expenses are shown as a percentage of its net assets.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                       A Shares
                                                       --------
Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)(1)                3.50%
Maximum deferred sales charge                            None
Maximum sales charge imposed on reinvested dividends
   (and other distributions)                             None
Redemption fee(2)                                        1.00%
Exchange fee(2)                                          1.00%



----------
(1) Lower front-end sales charges for A Shares may be available with the purchase of $100,000 or more. See "Front-End Sales Charge" for additional information.



(2) A Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                             A Shares
                                             --------
Management fees                                None
Distribution (Rule 12b-1) fees                 0.25%
Other expenses (1)                            10.73%
TOTAL ANNUAL FUND OPERATING EXPENSES          10.98%
Waivers/Reimbursements (2, 3)                 10.23%
NET ANNUAL FUND OPERATING EXPENSES (2, 3)      0.75%



----------
(1) The Fund will indirectly pay a portion of the expenses of the Underlying Funds in which the Fund invests. "Other expenses" do not include these expenses, which range from 0.43% to 1.25% annually, as a percentage of such Underlying Funds' average daily net assets. The Fund's indirect expense from investing in Underlying Funds, based on its average holding of each Underlying Fund during the fiscal period ended June 30, 2006, is approximately 0.73%.



(2) The investment adviser has contractually agreed to reimburse the Fund for "Other expenses" to the extent that "Total annual Fund operating expenses" excluding class-specific expenses (such as Rule 12b-1, shareholder service or transfer agency fees) exceed 0.50% through July 1, 2011.


(3) The sub-administrator and accounting agent has a contractual obligation through September 2008 to waive certain flat rate fees associated with a Fund with average daily net assets below $75 million.

                                              CONSERVATIVE ASSET ALLOCATION FUND


EXAMPLE



This Example is intended to help you compare the cost of investing in A Shares of the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:


     -    you reinvested all dividends and other distributions;

     -    the average annual return was 5%;

     - the Fund's assets are invested in accordance with its asset allocation ranges;

     - the Fund's and Underlying Funds' operating expenses (reflecting any contractual waivers or reimbursements) were charged and remained the same over the time periods; and

     -    you redeemed all of your investment at the end of each time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


          A Shares
          --------
1 Year     $  424
3 Years    $  581
5 Years    $  752
10 Years   $6,368


The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                            INVESTMENT STRATEGIES AND
                          RISKS OF THE UNDERLYING FUNDS

Information about the Funds' principal investment objectives, primary investment strategies and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investment strategies and risks pertinent to the Underlying Funds. The list of Underlying Funds may change from time to time as funds are created, cease operations or are reorganized.

Additional information about the investment practices of the Funds and Underlying Funds and risks pertinent to these practices is included in the Statement of Additional Information ("SAI").

INVESTMENT STRATEGIES OF THE UNDERLYING FUNDS

The following table summarizes the investment objectives and primary investments of the Wilmington Funds that may be used as Underlying Funds in each asset category.

For a complete description of these Underlying Funds, please see the Underlying Fund prospectuses, which are available without charge on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970.

UNDERLYING EQUITY FUNDS                   INVESTMENT OBJECTIVE                  PRIMARY INVESTMENTS
-----------------------                   --------------------                  -------------------
Wilmington Multi-Manager International    long-term capital appreciation        foreign stocks
Wilmington Multi-Manager Large-Cap        long-term capital appreciation        large-cap stocks
Wilmington Multi-Manager Mid-Cap          long-term capital appreciation        mid-cap stocks
Wilmington Multi-Manager Small-Cap        long-term capital appreciation        small-cap stocks


UNDERLYING FIXED INCOME FUNDS             INVESTMENT OBJECTIVE                  PRIMARY INVESTMENTS
-----------------------------             --------------------                  -------------------
Wilmington Broad Market Bond              high total return/                    investment grade bonds
                                          high current income
Wilmington Short/Intermediate-Term Bond   high total return/                    investment grade bonds
                                          high current income



UNDERLYING REAL RETURN FUND               INVESTMENT OBJECTIVE                  PRIMARY INVESTMENTS
---------------------------               --------------------                  -------------------
Wilmington Multi-Manager Real Asset       long-term preservation of capital     Real estate-related
                                          with current income                   securities; TIPS; and
                                                                                commodity/natural
                                                                                resource-related securities


UNDERLYING MONEY MARKET FUND              INVESTMENT OBJECTIVE                  PRIMARY INVESTMENTS
----------------------------              --------------------                  -------------------
Wilmington Prime Money Market             capital preservation, liquidity and   money market instruments
                                          current income

In addition to purchasing the securities listed in the table above under "Primary Investments," some or all of the Underlying Funds may to varying extents: borrow money; lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in foreign securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and other types of securities and investment techniques used by the Underlying Funds all have attendant risks. The Funds are indirectly subject to some or all of these risks to varying degrees because they invest all of their assets in the Underlying Funds.


For cash management purposes, the Underlying Funds may maintain cash reserves and invest in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations, and commercial paper).


Certain Underlying Funds may engage in frequent trading of portfolio securities to achieve their principal investment strategies. Such frequent trading activity may cause a greater proportion of dividends paid out by a Fund to be characterized as ordinary income which is taxed at a higher rate than long term capital gains which may have the effect of lowering overall performance.

ADDITIONAL UNDERLYING FUNDS

In addition to the Underlying Funds listed above, the Fund may invest in additional Underlying Funds, including those that may become available for investment in the future, at the discretion of the Adviser and without shareholder approval.

PRINCIPAL INVESTMENT RISKS OF THE UNDERLYING FUNDS

The following principal risks are associated with investments in the Underlying Funds and, indirectly, with your investment in a Fund. Each Underlying Fund may be subject to additional risks other than those described below because the types of investments made by an Underlying Fund can change over time. For a further description of the risks associated with the Underlying Funds, please see the Underlying Fund prospectuses, which are available without charge on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970. The summary is not intended to be exhaustive. For additional descriptions of these risks and the securities and investment techniques used by an Underlying Fund, please refer to the SAI.

     - CREDIT RISK: The risk that the issuer of a security or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

     - CURRENCY RISK: The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency; therefore, changes in foreign currency exchange rates can affect the net asset value of an Underlying Fund.

     - DERIVATIVES RISK: Some Underlying Funds' investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments and each type of derivative may pose its own special risks.

     - FOREIGN COMPANY RISK: Investments in foreign companies involve risks relating to political, economic, regulatory or social instability, military action or unrest or diplomatic developments and may be affected by actions of foreign governments adverse to the interests of U.S. investors.

     - GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.

     - GROWTH INVESTING RISK: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole.

     - HIGH YIELD BOND RISK: High yield bonds are subject to the following risks normally associated with investing in fixed-income securities: credit risk, interest rate risk, leverage risk, liquidity risk and prepayment risk. However, high yield bonds (also known as junk bonds) are generally considered more risky than investment grade, fixed-income securities. The total return and yield of high yield bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. High yield bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in high yield bonds involves greater investment risk and is highly dependent on the investment adviser's credit analysis and market analysis. A real or perceived economic downturn or higher interest rates could cause a decline in junk bond prices by lessening the ability of bond issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than investment grade bonds. Because objective pricing data may be less readily available, judgment may play a greater role in the valuation process. In addition, the entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default or changes in the market's psychology.

     - INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values. The yield earned by an Underlying Fund will vary with changes in interest rates.

     - IPO RISK: An Underlying Fund may acquire common and preferred stock of issuers in an initial public offering (IPO). Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. An Underlying Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a small component of an Underlying Fund's portfolio as the Underlying Fund's assets increase (and thus have a more limited effect on performance).

     - LEVERAGE RISK: The risk associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into larger changes in value.

     - LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

     - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     - MULTI-MANAGER RISK: The investment styles employed by sub-advisers of the Underlying Funds may not be complementary. The interplay of the various strategies employed by the sub-advisers may result in an Underlying Fund indirectly holding a concentration in certain types of securities, industries or sectors. This concentration may be detrimental to an Underlying Fund's performance depending upon the performance of those securities and the overall economic environment. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from an Underlying Fund's realization of capital gains.

     - OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

     - PREFERRED STOCK RISK: The value of a preferred stock is affected by interest rates, the credit quality of the issuing corporation and any call provisions. There is also the risk that the corporation issuing the preferred stock will not make the expected dividend payments.

     - PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

     - REAL ESTATE SECURITIES RISK: Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company's shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. Many real estate companies, including REITs, use leverage, which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to a real estate company's leveraging may affect its ability to operate effectively. Risks may also arise where real estate companies fail to carry adequate insurance or where a real estate company may become liable for removal or other costs related to environmental contamination. In addition, an economic downturn could have a material adverse effect on the real estate markets and on the real estate companies in which an Underlying Fund invests.

          In addition, REITs are not diversified by industry and, therefore, their value may fluctuate more widely and they may be subject to greater risks, than if they invested more broadly. Since REITs have expenses of their own, an Underlying Fund will bear a proportionate share of the expenses in addition to those expenses of such Underlying Fund.

          In addition, real estate companies tend to be small to medium sized companies. Real estate company shares, like other smaller company shares, can be more volatile than and perform differently from, larger, more established companies. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the price of the shares than is the case with larger company shares.

     - SMALL-CAP/MID-CAP RISK: Small-cap and mid-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments. Small-cap and mid-cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of large-cap companies and therefore may involve greater risk.

     - VALUATION RISK: The risk that an Underlying Fund has valued certain of its securities at a higher price than it can sell them.

     - VALUE INVESTING RISK: The risk that investments in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

                              FINANCIAL HIGHLIGHTS



The financial highlights table is intended to help you understand a Fund's financial performance for the period of its operation. Certain information reflects financial results for a single A Share of a Fund. The total return in the table represents the rate that you would have earned (or lost) on an investment in a Fund assuming reinvestment of all dividends and other distributions. Financial highlights have been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available without charge on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970.



                                                                  For the Period
                                                               December 20, 2005(2)
                                                                      through
WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND - A SHARES(1)          June 30, 2006
---------------------------------------------------------      --------------------
NET ASSET VALUE - BEGINNING OF PERIOD ......................         $10.00
                                                                     ------
INVESTMENT OPERATIONS:
   Net investment income (3, 4) ............................           0.11
   Net realized and unrealized gain on investments .........           0.48
                                                                     ------
     Total from investment operations ......................           0.59
                                                                     ------
DISTRIBUTIONS:
   From net investment income ..............................          (0.05)
                                                                     ------
      Total distributions ..................................          (0.05)
                                                                     ------
NET ASSET VALUE - END OF PERIOD ............................         $10.54
                                                                     ======
TOTAL RETURN (5) ...........................................           5.93%**

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations ........................           0.75%*
      Excluding expense limitations ........................           3.59%*
   Net investment income (4) ...............................           1.90%*
Portfolio turnover rate ....................................             24%**
Net assets at the end of period (000 omitted) ..............         $1,614



----------
*    Annualized.



**   Not annualized.



(1)  Formerly, Investor Shares.



(2)  Commencement of operations.



(3) The net investment income per share was calculated using the average shares outstanding method.



(4) The net investment income per share and net investment income ratio in the initial period of operations may not be reflective of longer term results as a result of volatility in net assets and timing of distributions from the underlying funds.



(5) The total return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

                                                                  For the Period
                                                               December 20, 2005(2)
                                                                     through
WILMINGTON MODERATE ASSET ALLOCATION FUND - A SHARES(1)            June 30, 2006
-------------------------------------------------------        --------------------
NET ASSET VALUE - BEGINNING OF PERIOD ......................        $10.00
                                                                    ------
INVESTMENT OPERATIONS:
   Net investment income (3, 4) ............................          0.16
   Net realized and unrealized gain on investments .........          0.19
                                                                    ------
      Total from investment operations .....................          0.35
                                                                    ------
DISTRIBUTIONS:
   From net investment income ..............................         (0.07)
                                                                    ------
      Total distributions ..................................         (0.07)
                                                                    ------
NET ASSET VALUE - END OF PERIOD ............................        $10.28
                                                                    ======
TOTAL RETURN (5) ...........................................          3.49%**

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations ........................          0.75%*
      Excluding expense limitations ........................          1.87%*
   Net investment income (4) ...............................          3.03%*
Portfolio turnover rate ....................................            30%**
Net assets at the end of period (000 omitted) ..............        $4,419



----------
*    Annualized.



**   Not annualized.



(1)  Formerly, Investor Shares.



(2)  Commencement of operations.



(3) The net investment income per share was calculated using the average shares outstanding method.



(4) The net investment income per share and net investment income ratio in the initial period of operations may not be reflective of longer term results as a result of volatility in net assets and timing of distributions from the underlying funds.



(5) The total return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

                                                                  For the Period
                                                               December 20, 2005(2)
                                                                     through
WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND - A SHARES(1)         June 30, 2006
-----------------------------------------------------------    --------------------
NET ASSET VALUE - BEGINNING OF PERIOD ......................         $10.00
                                                                     ------
INVESTMENT OPERATIONS:
   Net investment income (3, 4) ............................           0.19
   Net realized and unrealized gain on investments .........           0.06
                                                                     ------
      Total from investment operations .....................           0.25
                                                                     ------
DISTRIBUTIONS:
   From net investment income ..............................          (0.08)
                                                                     ------
      Total distributions ..................................          (0.08)
                                                                     ------
NET ASSET VALUE - END OF PERIOD ............................         $10.17
                                                                     ======
TOTAL RETURN (5) ...........................................           2.53%**

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations ........................           0.75%*
      Excluding expense limitations ........................          10.98%*
   Net investment income (4) ...............................           3.46%*
Portfolio turnover rate ....................................             23%**
Net assets at the end of period (000 omitted) ..............         $  723



----------
*    Annualized.



**   Not annualized.



(1)  Formerly, Investor Shares.



(2)  Commencement of operations.



(3) The net investment income per share was calculated using the average shares outstanding method.



(4) The net investment income per share and net investment income ratio in the initial period of operations may not be reflective of longer term results as a result of volatility in net assets and timing of distributions from the underlying funds.



(5) The total return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

                             MANAGEMENT OF THE FUNDS

The Board of Trustees of WT Mutual Fund (the "Trust"), the investment company of which the Funds are series, has oversight responsibility for the management, activities and affairs of the Trust and has approved contracts with various organizations to provide the day-to-day management required by the Trust and its shareholders.

INVESTMENT ADVISER

Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, serves as investment adviser to the Funds and the Underlying Funds. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. As the Funds' investment adviser, RSMC has overall responsibility for directing their investments. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, is responsible for the day-to-day management of Funds and also provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM.


As of September 30, 2006, RSMC had approximately $6.15 billion in assets under management. The Funds do not directly pay an advisory fee to RSMC or WTIM. Instead, the Funds indirectly pay their proportionate share of the advisory and sub-advisory fees paid by the Underlying Funds.


FUND MANAGERS

The day-to-day management of the Funds is the responsibility of a group of WTIM investment professionals, who determine each Fund's asset allocations, based, in part, upon asset allocation strategy models prepared by the Investment Strategy Team. The Investment Strategy Team is comprised of investment professionals ("Fund Managers") at RSMC and WTIM who meet regularly to formulate the asset allocation strategy models based upon various factors, including current market and economic conditions, for use by RSMC and its affiliates in their investment management activities. The senior members of the Funds' management team who are jointly and primarily responsible for the Funds' day-to-day management are set forth below.

ROBERT E. REISER is a Vice President of RSMC and WTIM. He has been the Chief Investment Strategist at WTIM since June 2004 and Vice President of RSMC since 2003. Previously, he was Executive Vice President and Chief Investment Officer, Balentine & Company from 1999 to 2003. As Chief Investment Strategist, Mr. Reiser is responsible for overseeing Wilmington Trust's asset allocation policy, independent manager selection, evaluation of new investment opportunities and tactical portfolio rebalancing strategies.

R. SAMUEL FRAUNDORF, CFA, CPA has been Vice President and Director of Manager Research at Wilmington Trust Company, RSMC, and WTIM since 2004. Previously, he was Senior Manager, KPMG Investment Advisors from 1999 to 2004. Mr. Fraundorf is responsible for overseeing Wilmington Trust's investment manager selection process, including manager searches, due diligence processes and implementation strategies to either include or remove these managers. His responsibilities also include research on the portfolio construction process (i.e., the allocation among managers within a fund).

ADRIAN CRONJE, PH.D., CFA is a Vice President and Director of Asset Allocation of RSMC and WTIM. Mr. Cronje joined RSMC in July 2005. Previously, he was Director, Deputy Head of Quantitative Equity Products at Schroder Investment Management Limited from October 1999 to June 2005.

The Funds' SAI provides additional information about each Fund Manager's compensation, other accounts managed by each Fund Manager and each Fund Manager's ownership of securities in the Funds.

                                SERVICE PROVIDERS

                  The chart below provides information on the Funds' primary service providers.

Asset                                   Shareholder
Management                              Services

 INVESTMENT ADVISER AND ADMINISTRATOR                TRANSFER AGENT

    Rodney Square Management Corp.                      PFPC Inc.
       1100 North Market Street                      760 Moore Road
         Wilmington, DE 19890                   King of Prussia, PA 19406

Manages each Fund's investment          Handles certain shareholder services,
activities and oversees Fund            including recordkeeping and statements,
administration and other service        payment of distributions and processing
providers.                              of buy and sell requests.

                                 WT MUTUAL FUND

                   WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND
                    WILMINGTON MODERATE ASSET ALLOCATION FUND
                  WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND

Fund                                    Fund Asset
Operations                              Safe Keeping

        SUB-ADMINISTRATOR AND                           CUSTODIAN
           ACCOUNTING AGENT

              PFPC Inc.                         Wilmington Trust Company
         301 Bellevue Parkway                   1100 North Market Street
         Wilmington, DE 19809                     Wilmington, DE 19890

Provides facilities, equipment and      Holds each Fund's assets, settles all
personnel to carry out administrative   portfolio trades and collects most of
services related to each Fund and       the valuation data required for
calculates each Fund's NAV and          calculating each Fund's NAV per share.
distributions.

                                  Distribution

                                   DISTRIBUTOR

                       Professional Funds Distributor, LLC
                                 760 Moore Road
                            King of Prussia, PA 19406

                         Distributes the Funds' Shares.

                             SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

The price of each Fund's shares is based on its net asset value ("NAV"). The Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. With respect to any portion of a Fund's assets that is invested in one or more Underlying Funds, a Fund's NAV is calculated based upon the NAVs of those Underlying Funds. (Please refer to the Underlying Funds' prospectuses for a description of how securities of the Underlying Funds are valued.) Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds' sub-administrator and accounting agent, PFPC Inc. ("PFPC"), determines the daily NAV per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. A Fund may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Fund prices its shares. Significant events may include (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict or (iv) significant domestic or foreign market fluctuations. This policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to these procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing. In addition, foreign securities held by a Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Funds cannot be bought or sold.

PFPC determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time), on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

PURCHASE OF SHARES


     A Shares are offered on a continuous basis and are sold with a front-end sales charge. The minimum initial investment in A Shares is $1,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington

Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount.

FRONT-END SALES CHARGE


     In order to purchase A Shares, you will incur a front-end sales charge at the time of purchase (a "sales charge") based on the dollar amount of your purchase. The maximum initial sales charge is 3.50% of the offering price, which is reduced for purchases of $100,000 or more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reductions and Waivers". To obtain a breakpoint discount, you should inform the Fund (or your financial intermediary) at the time of purchase of the existence of all circumstances. Please provide the Fund (or your financial intermediary) with Fund account statements and the following information verifying your eligibility for a breakpoint discount:


     - Information or records regarding Fund shares held in all your accounts (e.g., retirement accounts) at your financial intermediary(ies); and

     - Information or records regarding Fund shares held at any financial intermediary by persons related to you, such as members of your family or household.


     The offering price for each A Share is the NAV plus the front-end sales charge. When you purchase A Shares in a Fund, the Fund will deduct the appropriate front-end sales charge and invest the remainder in A Shares of the Fund.



     A Shares are subject to an ongoing distribution (Rule 12b-1) fee of 0.25% of each Fund's average daily net assets attributable to A Shares. A Shares will not be subject to any contingent deferred sales charge ("CDSC" or "back-end sales charge") when they are redeemed. The sales charge is paid directly to the selling broker-dealer.


                          As a Percentage of   As a Percentage of
YOUR INVESTMENT             Offering Price      Your Investment
---------------           ------------------   ------------------
$1,000 up to $100,000            3.50%                3.63%
$100,000 up to $250,000          2.00%                2.04%
$250,000 up to $500,000          1.50%                1.52%
Over $500,000                    None                 None

SALES CHARGE REDUCTIONS AND WAIVERS


     REDUCING SALES CHARGES ON YOUR A SHARES. There are several ways you can combine multiple purchases of A Shares to take advantage of the breakpoints in the sales charge schedule. These can be combined in any manner:



     - Accumulation privilege - permits you to add the value of any A Shares that you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges.

     - Letter of intent - permits you to purchase A Shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. See the new account application and the Funds' SAI for terms and conditions.


     To use these privileges, discuss your eligibility with your financial consultant.


     NET ASSET VALUE PURCHASES. A Shares may be purchased at net asset value by:


     - Clients of financial consultants and broker-dealers who exchange their shares from an unaffiliated investment company that has a comparable sales charge, provided that such shares are purchased within sixty
          (60) days of the redemption and the exchange is effected through the same financial consultant;

     - Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with fifty (50) or more eligible employees and employer-sponsored benefit plans in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

     - Investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services;

     - "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the distributor or another broker-dealer or financial institution with respect to sales of a Fund's shares;

     - Current or retired trustees, officers and employees of the Trust, the distributor, the transfer agent, the Adviser and its affiliates, certain family members of the above persons, and trusts or plans primarily for such persons or their family members; and

     - Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the distributor.


You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Funds' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Funds. If you wish to purchase Fund shares through your account at Wilmington Trust or through a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

The Funds' SAI further explains the front-end sales charge on the Funds' A Shares and is accessible, free of charge, on the Funds' website at www.wilmingtonfunds.com. If you would like additional information about each Fund's sales charges, you may also call (800) 336-9970.


BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Asset Allocation Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:

Regular mail:                       Overnight mail:
Wilmington Asset Allocation Funds   Wilmington Asset Allocation Funds
c/o PFPC Inc.                       c/o PFPC Inc.
P.O. Box 9828                       101 Sabin Street
Providence, RI 02940                Pawtucket, RI 02860-1427

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire and, if making an initial purchase, to also obtain an account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day. Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders. It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

REDEMPTION OF SHARES


You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or through a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.



REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list is shown under the heading "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first; however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; or (iii) shares converted from one share class to another in the same Fund.


FREQUENT PURCHASES AND REDEMPTIONS: The Funds discourage frequent purchases and redemptions and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fees set forth above and the related exchange fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing". Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.


Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Because certain of the Underlying Funds invest significantly in foreign securities traded on markets which close prior to when such Underlying Fund determines its net asset value, market timing can cause dilution in the value of such Underlying Fund's shares held by other shareholders, including the Fund. This occurs when market timers attempt to trade shares of the Underlying Fund when the net asset value of the Underlying Fund does reflect the value of the underlying portfolio securities. While each of the Underlying Funds has procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. See "PRICING OF SHARES" for more information. Also, because some of the Underlying Funds invest in small-cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in such Underlying Fund's shares to take advantage of the market pricing inefficiency of such small-cap stocks, may result in dilution in the value of the Underlying Funds shares held by long-term investors.


There is no guarantee that the Funds, the Underlying Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity or, if it is detected, to prevent its recurrence. The ability of the Funds, the Underlying Funds and their agents to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor does not provide complete information to the Funds, the Underlying Funds or their agents regarding underlying beneficial owners of each of their shares.


BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.



Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:


Regular mail:                       Overnight mail:
Wilmington Asset Allocation Funds   Wilmington Asset Allocation Funds
c/o PFPC Inc.                       c/o PFPC Inc.
P.O. Box 9828                       101 Sabin Street
Providence, RI 02940                Pawtucket, RI 02860-1427

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.


In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.


If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS:

If the value of your investment in a Fund falls below the $500, you may be asked to increase your balance. If after 60 days the account value is still below $500, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $500 solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

For additional information on other ways to redeem shares, please refer to the Funds' SAI.

EXCHANGE OF SHARES


You may exchange all or a portion of your A Shares in a Fund for A Shares of the following Wilmington Funds:


Wilmington Aggressive Asset Allocation Fund
Wilmington Moderate Asset Allocation Fund
Wilmington Conservative Asset Allocation Fund
Wilmington ETF Allocation Fund
Wilmington Short / Intermediate-Term Bond Fund

Wilmington Broad Market Bond Fund
Wilmington Municipal Bond Fund




Wilmington Large-Cap Core Fund
Wilmington Large-Cap Value Fund
Wilmington Large-Cap Growth Fund
Wilmington Mid-Cap Core Fund
Wilmington Small-Cap Core Fund
Wilmington Small-Cap Value Fund
Wilmington Small-Cap Growth Fund
Wilmington Multi-Manager Large-Cap Fund
Wilmington Multi-Manager Mid-Cap Fund
Wilmington Multi-Manager Small-Cap Fund
Wilmington Multi-Manager International Fund
Wilmington Multi-Manager Real Asset Fund

Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.


Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance requirement has been granted, an exchange may not be made if the exchange would leave a balance of less than $500 in a shareholder's account for A Shares.


FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are exchanged within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "REDEMPTION OF SHARES" for additional information regarding redemptions and this fee.


Prospectuses for A Shares of the other Wilmington Funds may be obtained free of charge, on the Funds' website at http://www.wilmingtonfunds.com or by calling
(800) 336-9970. To obtain more information about exchanges or to place exchange orders, contact the transfer agent or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.


DISTRIBUTIONS

Distributions from the net investment income, if any, of each Fund are declared and paid quarterly to you. Any net capital gain realized by a Fund will be distributed annually.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased).

All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES


As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While a Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. A Fund's distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. If the Fund has dividend income that qualifies as qualified dividend income, the maximum amount allowable will be designated by the Fund and such amount will be taxable to individual shareholders at a stated maximum rate of 15%. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.


A Fund's distributions of a net long-term capital gain whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain regardless of the length of time you have held your Fund shares. You should be aware that if shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

It is a taxable event for you if you sell or exchange shares of any Fund. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in the Funds' SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

Professional Funds Distributor, LLC manages the Funds' distribution efforts, and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates.

DISTRIBUTION FEES


The A Shares of the Funds have adopted a distribution plan under Rule 12b-1 that allows the Funds to pay a fee to the Distributor for the sale and distribution of A Shares. Because these fees are paid out of the Funds' assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum distribution fee as a percentage of each Fund's average daily net assets of its A Shares is 0.25%.


SUB-TRANSFER AGENCY FEES

The Board of Trustees has authorized the Funds to pay sub-transfer agency fees to compensate shareholder service providers who maintain a service relationship with shareholders of the Funds. Service activities provided by service providers under this plan include: (a) answering shareholders inquiries; (b) assisting in designating and changing dividend options, account designations and addresses;
(c) establishing and maintaining shareholders' accounts and records; (d) assisting in processing Fund share purchase, exchange and redemption transactions; (e) arranging for the wiring of funds relating to transactions in Fund shares; (f) transmitting and receiving funds in connection with shareholders' orders to purchase, exchange or redeem shares; (g) verifying and guaranteeing shareholder signatures in connection with redemption orders, transfers among and changes in shareholder-designated accounts; (h) providing periodic statements showing a shareholder's account balances; (i) furnishing on behalf of the Funds' distributor periodic statements and confirmations of all purchases, exchanges and redemptions of Fund shares; (j) transmitting proxy statements, annual reports, updating prospectuses and other communications from the Funds to shareholders; (k) receiving, tabulating and transmitting to the Funds proxies executed by shareholders; (l) providing reports containing state-by-state listings of the principal residences of the beneficial owners of Fund shares; (m) completing all customer identification procedures in relation to the shareholders under the Funds' anti-money laundering program; (n) providing to shareholders all privacy notices and (o) providing other services requested by shareholders of the Funds' shares. The Adviser may provide services to some shareholders of the Funds' shares and receive a sub-transfer agency fee or may remit all or a portion of such fees to a broker or other financial institution which has contracted with a Fund ("Intermediaries").

ADDITIONAL PAYMENTS

The Adviser and/or its affiliates (other than the Funds) may pay, out of its own assets, compensation to Intermediaries in connection with the sale and distribution of Fund shares or shareholder service. These payments ("Additional Payments") would be in addition to the payments by the Funds described in this Prospectus for distribution (Rule 12b-1) or shareholder servicing and sub-transfer agency. These Additional Payments may take the form of "due diligence" payments for an Intermediary's examination of the Funds and payments for providing extra employee training and information relating to the Funds; "listing" fees for the placement of the Funds on an Intermediary's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Funds; "marketing support" fees for providing assistance in promoting the sale of the Funds' shares; and payments for the sale of shares or the maintenance of share balances. In addition, the Adviser or its affiliates may make Additional Payments for sub-accounting, administrative or shareholder processing services that are in addition to the shareholder administration, servicing and processing fees paid by the Funds. The Additional Payments made by the Adviser and its affiliates may be: (A) a fixed dollar amount; (B) based on the number of customer accounts maintained by an Intermediary; (C) based on a percentage of the value of shares sold to or held by, customers of the Intermediary involved; or (D) calculated on another basis. The Additional Payments may be different for different Intermediaries.

SHARE CLASSES


The Funds issue Institutional Shares and A Shares. Each class of shares bears a pro-rata portion of a Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. A Shares pay a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase A Shares.

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on the Funds' portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

Copies of these documents, when available, and answers to questions about the Funds may be obtained free of charge by contacting:

                  WT Mutual Fund
                  c/o PFPC Inc.
                  101 Sabin Street
                  Pawtucket, RI 02860-1427
                  (800) 336-9970
                  9:00 a.m. to 5:00 p.m. Eastern time


The Funds' SAI and annual and semi-reports are accessible, free of charge, on the Funds' website at http://www.wilmingtonfunds.com. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.


FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES OR OTHER INVESTOR SERVICES, PLEASE CALL (800)-336-9970.

The investment company registration number is 811-08648.

                        WILMINGTON ASSET ALLOCATION FUNDS

                   WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND
                    WILMINGTON MODERATE ASSET ALLOCATION FUND
                  WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND

                                OF WT MUTUAL FUND
                              INSTITUTIONAL SHARES


                        PROSPECTUS DATED NOVEMBER 1, 2006


This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference. Please note that these Funds:

-    are not bank deposits

- are not obligations of or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

-    are not federally insured

- are not obligations of or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other governmental agency

-    are not guaranteed to achieve their goal(s)

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                TABLE OF CONTENTS


INTRODUCTION...................................................

PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS............    2

WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND....................    5
   Investment Objective........................................    5
   Principal Investment Strategies and Asset Allocation........    5
   Principal Risks.............................................    5
   Past Performance............................................    6
   Fees and Expenses...........................................    9
   Example.....................................................   10

WILMINGTON MODERATE ASSET ALLOCATION FUND......................   11
   Investment Objective........................................   11
   Principal Investment Strategies and Asset Allocation........   11
   Principal Risks.............................................   11
   Past Performance............................................   12
   Fees and Expenses...........................................   14
   Example.....................................................   15

WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND..................   16
   Investment Objective........................................   16
   Principal Investment Strategies and Asset Allocation........   16
   Principal Risks.............................................   16
   Past Performance............................................   17
   Fees and Expenses...........................................   19
   Example.....................................................   20

INVESTMENT STRATEGIES AND RISKS OF THE UNDERLYING FUNDS........   21
   Investment Strategies of the Underlying Funds...............   21
   Additional Underlying Funds.................................   22
   Principal Investment Risks of the Underlying Funds..........   22

FINANCIAL HIGHLIGHTS...........................................   26

MANAGEMENT OF THE FUNDS........................................   29
   Investment Adviser..........................................   29
   Fund Managers...............................................   29
   Service Providers...........................................   31

SHAREHOLDER INFORMATION........................................   32
   Pricing of Shares...........................................   32
   Purchase of Shares..........................................   32
   Redemption of Shares........................................   34
   Exchange of Shares..........................................   36
   Distributions...............................................   37
   Taxes.......................................................   38

DISTRIBUTION ARRANGEMENTS......................................   39
   Share Classes...............................................   39

FOR MORE INFORMATION...........................................   40

                        WILMINGTON ASSET ALLOCATION FUNDS

                   WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND
                    WILMINGTON MODERATE ASSET ALLOCATION FUND
                  WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND


This Prospectus discusses the Wilmington Aggressive Asset Allocation Fund, Wilmington Moderate Asset Allocation Fund and the Wilmington Conservative Asset Allocation Fund (each a "Fund" and collectively referred to as the "Funds"), each a series of WT Mutual Fund, a Delaware statutory trust (the "Trust"), which is a series mutual fund with 25 different series (the "Wilmington Funds").



Each Fund is advised by Rodney Square Management Corporation (the "Adviser" or "RSMC") and sub-advised by Wilmington Trust Investment Management, LLC ("WTIM"). Each Fund is a "fund of funds," meaning that it seeks to achieve its investment objective by investing primarily in other Wilmington Funds (the "Underlying Funds") and U.S. Government securities.(1) The Underlying Funds are described and offered for direct investment in separate prospectuses. Each Fund is designed for investors with a particular time horizon or risk profile and invests in a distinct mix of Underlying Funds. The Wilmington Broad Market Bond Fund and Wilmington Short/Intermediate-Term Bond Fund adhere to a fixed income strategy ("Underlying Fixed Income Funds"). The Wilmington Multi-Manager Real Asset Fund adheres to a "real return" strategy by investing in, among other assets, inflation-linked bonds, securities of real estate companies and investment trusts, and commodity related securities ("Underlying Real Return Fund"). Each of the other Underlying Funds adheres to an equity focused strategy ("Underlying Equity Funds").



----------
(1) The Funds currently invest in other investment companies within the Wilmington Funds investment complex, government securities and cash equivalents. The Securities and Exchange Commission ("SEC") has adopted a rule that allows the Funds to invest in underlying funds that are managed by RSMC and its affiliates or managed by an investment adviser not associated with RSMC.

PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

PRINCIPAL INVESTMENT STRATEGIES. The Adviser uses a two-stage process to create an investment portfolio for a Fund. The first stage is a strategic asset allocation to determine the percentage of each Fund's investable assets to be invested in broad asset classes--Equity, Fixed Income and "Real Return" assets. The Adviser determines, monitors and may periodically adjust asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets and various segments within those markets. The following table illustrates the range of each Fund's allocation among asset classes (the allocations and/or actual holdings will vary from time to time):


                        AGGRESSIVE ASSET        MODERATE ASSET         CONSERVATIVE ASSET
                        ALLOCATION FUND         ALLOCATION FUND         ALLOCATION FUND
                       -----------------   ------------------------   -------------------
Risk Profile           Aggressive/Growth   Moderate/Growth & Income   Conservative/Income
------------           -----------------   ------------------------   -------------------
U.S. Equity                25% - 65%               15% - 55%               10% - 40%
International Equity       15% - 55%               10% - 50%                5% - 30%
Fixed Income                0% - 20%               10% - 40%               40% - 80%
Real Return*                0% - 25%                0% - 25%                0% - 20%


----------
* "Real Return" assets include inflation-linked bonds, securities of real estate companies and investment trusts, and commodity related securities.

The second stage involves the selection of Underlying Funds to represent the equity and fixed income asset classes and the determination of weightings among the Underlying Funds for each Fund. A Fund may invest in any or all of the Underlying Funds within an asset class, but will not normally invest in every Underlying Fund at one time. For cash management purposes each Fund may hold a portion of its assets in U.S. Government securities, cash or cash equivalents. The Fund may also invest in Underlying Funds that are money market funds. The Underlying Funds use a broad array of investment styles. The Underlying Funds can buy many types of equity and debt securities, among them common stocks of companies of any size, corporate-bonds of varying credit quality, U.S. Government and agency bonds, mortgage-backed and asset-backed securities and money market instruments. These securities are mainly issued by U.S. issuers but may be issued by foreign issuers. There are certain risk factors associated with each of these securities that could affect the performance of the Underlying Funds, which could, in turn, adversely affect the performance of a Fund. Please see "Investment Strategies and Risks of the Underlying Funds" for a description of the principal risks associated with the Underlying Funds.

The Adviser monitors each Fund's holdings daily to ensure that both the Underlying Funds selected and the actual allocations among the Underlying Funds continue to conform to the Fund's asset class allocations over time. The Adviser may rebalance each Fund's investments in the Underlying Funds, as it deems appropriate, to bring the Fund back within the asset class allocations. The Adviser may change the asset class allocations or the Underlying Funds or the weightings without prior approval from shareholders.

Each Fund may also invest in Treasury Inflation-Protected Securities ("TIPS"), which are notes and bonds issued by the U.S. Government whose principal amounts are adjusted monthly to reflect the effects of inflation. The principal value is adjusted for changes in inflation as measured by the Consumer Price Index for Urban Consumers and interest is paid on the inflation-adjusted principal. TIPS are backed by the full faith and credit of the U.S. Government.

In anticipation or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, a Fund may, regardless of its normal asset class allocation, temporarily hold all or a portion of its assets in U.S. Government securities (including TIPS), money market funds, cash or cash equivalents. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that the Fund will achieve its investment objective.

PRINCIPAL RISKS. The following is a list of certain risks that may apply to your investment in a Fund.

- ASSET ALLOCATION. A Fund's investment performance depends, in part, upon how its assets are allocated and reallocated among the Underlying Funds. There is a risk that the Adviser's evaluations and assumptions regarding a Fund's broad asset classes or the Underlying Funds in which a Fund invests may be inappropriate based on actual market conditions. There is a risk that a Fund will vary from the intended weightings in the Underlying Funds due to factors such as market fluctuations. There can be no assurance that the Underlying Funds will achieve their investment objectives and the performance of the Underlying Funds may be lower than that of the asset class that they were selected to represent.

- CONCENTRATION RISK. In connection with the asset allocation process, a Fund may from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that a Fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the Fund.

- "FUND OF FUNDS" STRUCTURE AND EXPENSES. The term "fund of funds" is used to describe mutual funds, such as the Funds, that pursue their investment objective by investing in other mutual funds. By investing in a Fund, you will indirectly bear fees and expenses charged by the Underlying Funds in which a Fund invests, in addition to a Fund's direct fees and expenses. Your cost of investing in a Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Underlying Funds may change their investment objective or policies without the approval of a Fund. If that were to occur, the Fund might be forced to withdraw its investment from the Underlying Fund at a time that is unfavorable to the Fund. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

- INVESTMENT IN AFFILIATED UNDERLYING FUNDS. The Adviser has the ability to select and substitute the Underlying Funds in which the Fund invests and may be subject to potential conflicts of interest in selecting Underlying Funds because it may receive higher fees from certain Underlying Funds than others. However, as a fiduciary to each Fund, the Adviser is required to act in each Fund's best interest when selecting Underlying Funds.

- NOT INSURED-YOU COULD LOSE MONEY. An investment in a Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other governmental agency. It is possible to lose money by investing in a Fund. There is no guarantee that the stock market or the securities in which a Fund invests will increase in value.

- NAV WILL FLUCTUATE. A Fund's share price will fluctuate in response to changes in the market value of its investments. Market value changes result from business or economic developments affecting an issuer as well as general market and economic conditions.

                   WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND

INVESTMENT OBJECTIVE

The Wilmington Aggressive Asset Allocation Fund seeks long-term capital appreciation. This investment objective may be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

INVESTOR PROFILE

Investors with a long-term time horizon (10 years or longer) who want an aggressive asset allocation approach to investing.

PRINCIPAL INVESTMENT STRATEGIES AND ASSET ALLOCATION


The Fund seeks to achieve its investment objective by normally investing approximately 80%-100% of its assets in Underlying Equity Funds and approximately 0%-20% of its assets in Underlying Fixed Income Funds and the Underlying Real Return Fund. The Fund's fixed income component may include a money market component. For cash management purposes, the Fund may hold a portion of its assets directly in U.S. Government securities, money market funds and cash or cash equivalents. The foregoing policies may be changed without shareholder approval.


Please see "Principal Investment Strategies and Principal Risks" for a discussion of how the Adviser allocates and reallocates the Fund's assets among particular Underlying Funds.

PRINCIPAL RISKS

Among the principal risks of the Underlying Funds, which could adversely affect the performance of the Fund, are:

-    Market Risk

-    Growth Investing Risk

-    Value Investing Risk

-    Small/Mid Cap Risk

-    Foreign Company Risk

-    Real Estate Securities Risk

-    Credit Risk

-    Interest Rate Risk

-    Prepayment Risk

-    Government Obligations Risk

-    High Yield Bond Risk

-    Preferred Stock Risk

-    Liquidity Risk

Please see "Investment Risks of the Underlying Funds" for a description of these principal risks and other risks associated with the Underlying Funds.

                                                AGGRESSIVE ASSET ALLOCATION FUND

                                PAST PERFORMANCE


     The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing the Fund's average annual total returns for one year and since inception, before and after taxes, compared with those of the S&P 500 Index, a broad measure of market performance. The performance shown in the bar chart and performance table is the performance of the Fund's predecessor, Max Appreciation Strategic Allocation Fund, a common trust fund (the "Aggressive Allocation CTF"). The Aggressive Allocation CTF's performance has been included for periods prior to March 15, 2006 and has been adjusted to reflect "Net annual Fund operating expenses" applicable to Institutional Shares of the Fund which includes contractual reimbursements by the investment adviser. The Aggressive Allocation CTF was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the "1940 Act") and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Aggressive Allocation CTF had been registered under the 1940 Act, its performance may have been different. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


           ANNUAL TOTAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION(1)

                               (PERFORMANCE GRAPH)

PERFORMANCE
  YEARS       RETURNS
-----------   -------
   2004        14.78%
   2005         8.58%


----------
(1) Performance shown is for the Fund's predecessor, the Aggressive Allocation CTF, which operated as a common trust fund from July 15, 2003 through March 15, 2006.

                                                AGGRESSIVE ASSET ALLOCATION FUND


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2006: 7.81%



   BEST QUARTER        WORST QUARTER
   ------------        -------------
     12.16%               -1.41%
December 31, 2004   September 30, 2004

                                                AGGRESSIVE ASSET ALLOCATION FUND


AGGRESSIVE ASSET ALLOCATION FUND - INSTITUTIONAL SHARES                             SINCE INCEPTION(1)
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005                    1 YEAR(1)    (JULY 15, 2003)
-------------------------------------------------------                 ---------   -------------------
Return Before Taxes                                                      8.58%(2)        15.34%(2)
Return After Taxes on Distribution                                        N/A              N/A
Return After Taxes on Distributions and Sale of Fund Shares               N/A              N/A
S&P 500 Index (reflects no deductions for fees, expenses or taxes)(3)    4.91%           11.36%



(1) Performance shown is for the Fund's predecessor, the Aggressive Allocation CTF, which operated as a common trust fund from July 15, 2003 through March 15, 2006. As a common trust fund, the Aggressive Allocation CTF was treated differently than the Fund for federal income tax purposes. For example, a common trust fund does not make distributions to its investors. As a result, after-tax returns are not presented.



(2) This performance information reflects the performance of the Fund's predecessor, the Aggressive Allocation CTF, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Fund.


(3) The S&P 500 Index, a widely recognized, unmanaged index of common stock prices, is the Standard & Poor's Composite Index of 500 Stocks.

                                                AGGRESSIVE ASSET ALLOCATION FUND

FEES AND EXPENSES


The table below shows the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund. The expenses are shown as a percentage of its net assets.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                       Institutional
                                                          Shares
                                                       -------------
Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)                     None
Maximum deferred sales charge                              None
Maximum sales charge imposed on reinvested dividends
   (and other distributions)                               None
Redemption fee(1)                                          1.00%
Exchange fee(1)                                            1.00%

(1) Institutional Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                       Institutional
                                                          Shares
                                                       -------------
Management fees                                            None
Distribution (Rule 12b-1) fees                             None
Other expenses (1)                                         1.48%
TOTAL ANNUAL FUND OPERATING EXPENSES                       1.48%
Waivers/Reimbursements (2, 3)                              0.98%
NET ANNUAL FUND OPERATING EXPENSES (2, 3)                  0.50%



----------
(1) The Fund will indirectly pay a portion of the expenses of the Underlying Funds in which the Fund invests. "Other expenses" do not include these expenses, which range from 0.43% to 1.25% annually, as a percentage of such Underlying Funds' average daily net assets. The Fund's indirect expense from investing in Underlying Funds, based on its average holding of each Underlying Fund during the fiscal period ended June 30, 2006 is 0.94%.



(2) The investment adviser has contractually agreed to reimburse the Fund for "Other expenses" to the extent that "Total annual Fund operating expenses" excluding class-specific expenses (such as Rule 12b-1, shareholder service or transfer agency fees) exceed 0.50% through July 1, 2011.


(3) The sub-administrator and accounting agent has a contractual obligation through September 2008 to waive certain flat rate fees associated with a Fund with average daily net assets below $75 million.

                                                AGGRESSIVE ASSET ALLOCATION FUND


EXAMPLE



This Example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:


-    you reinvested all dividends and other distributions;

-    the average annual return was 5%;

- the Fund's assets are invested in accordance within its asset allocation ranges;

- the Fund's and Underlying Funds' operating expenses (reflecting any contractual waivers or reimbursements) were charged and remained the same over the time periods; and

-    you redeemed all of your investment at the end of each time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


           Institutional
              Shares
           -------------
1 Year        $   51
3 Years       $  160
5 Years       $  280
10 Years      $1,287


The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                    WILMINGTON MODERATE ASSET ALLOCATION FUND

INVESTMENT OBJECTIVE

The Wilmington Moderate Asset Allocation Fund seeks long-term capital appreciation with current income. This investment objective may be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

INVESTOR PROFILE

Investors with a time horizon of 5 to 10 years and who want an asset allocation with substantial equity and fixed income components.

PRINCIPAL INVESTMENT STRATEGIES AND ASSET ALLOCATION


The Fund seeks to achieve its investment objective by normally investing approximately 50%-75% of its assets in Underlying Equity Funds and approximately 25%-50% of its assets in Underlying Fixed Income Funds and the Underlying Real Return Fund. The Fund's fixed income component may include a money market component. For cash management purposes, the Fund may hold a portion of its assets directly in U.S. Government securities, money market funds and cash or cash equivalents. The foregoing policies may be changed without shareholder approval.


Please see "Principal Investment Strategies and Principal Risks" for a discussion of how the Adviser allocates and reallocates the Fund's assets among particular Underlying Funds.

PRINCIPAL RISKS

Among the principal risks of the Underlying Funds, which could adversely affect the performance of the Fund, are:

-    Market Risk

-    Growth Investing Risk

-    Value Investing Risk

-    Small/Mid Cap Risk

-    Foreign Company Risk

-    Real Estate Securities Risk

-    Credit Risk

-    Interest Rate Risk

-    Prepayment Risk

-    Government Obligations Risk

-    High Yield Bond Risk

-    Preferred Stock Risk

-    Liquidity Risk

Please see "Investment Risks of the Underlying Funds" for a description of these principal risks and other risks associated with the Underlying Funds.

                                                  MODERATE ASSET ALLOCATION FUND

                                PAST PERFORMANCE


     The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing the Fund's average annual total returns for one year and since inception, before and after taxes, compared with those of blended indices consisting of the weighted return of 60% S&P 500 Index and 40% Lehman Intermediate Government/Credit Index. The blended indices represent a broad measure of market performance. The performance shown in the bar chart and performance table is the performance of the Fund's predecessor, Balanced Strategic Allocation Fund, a common trust fund (the "Moderate Allocation CTF"). The Moderate Allocation CTF's performance has been included for periods prior to March 15, 2006 and has been adjusted to reflect "Net annual Fund operating expenses" applicable to Institutional Shares of the Fund which includes contractual reimbursements by the investment adviser. The Moderate Allocation CTF was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the "1940 Act") and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Moderate Allocation CTF had been registered under the 1940 Act, its performance may have been different. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.



           ANNUAL TOTAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION(1)


                               (PERFORMANCE GRAPH)

PERFORMANCE
  YEARS       RETURNS
-----------   -------
    2004       10.94%
    2005        5.46%


----------
(1) Performance shown is for the Fund's predecessor, the Moderate Allocation CTF, which operated as a common trust fund from July 15, 2003 through March 15, 2006.

                                                  MODERATE ASSET ALLOCATION FUND


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2006: 5.99%



    BEST QUARTER        WORST QUARTER
    ------------        -------------
       7.91%               -1.46%
(December 31, 2004)   (March 31, 2005)



MODERATE ASSET ALLOCATION FUND - INSTITUTIONAL SHARES                                 SINCE INCEPTION (1)
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005                      1 YEAR(1)     (JULY 15, 2003)
-----------------------------------------------------                     ---------   -------------------
Return Before Taxes                                                        5.46%(2)         9.93%(2)
Return After Taxes on Distributions                                         N/A              N/A
Return After Taxes on Distributions and Sale of Fund Shares                 N/A              N/A
Blended Indices (reflects no deductions for fees, expenses or taxes)(3)    3.64%            7.73%



(1) Performance prior to January 1, 2006 is for the Fund's predecessor, the Moderate Allocation CTF, which operated as a common trust fund. As a common trust fund, the Moderate Allocation CTF was treated differently than the Fund for federal income tax purposes. For example, a common trust fund does not make distributions to its investors. As a result, after-tax returns are not presented.



(2) This performance information reflects the performance of the Fund's predecessor, the Moderate Allocation CTF, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Fund.



(3) The Blended Indices are calculated by the investment adviser and represent the weighted return of 60% S&P 500 Index and 40% Lehman Intermediate Government/Credit Index. The S&P 500 Index, a widely recognized, unmanaged index of common stock prices, is the Standard & Poor's Composite Index of 500 Stocks. The Lehman Brothers U.S. Intermediate Government/Credit Index is a widely recognized, unmanaged index of U.S. Treasury securities, other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and investment-grade corporate debt securities, each limited to a maturity of no more than ten years.

                                                  MODERATE ASSET ALLOCATION FUND

FEES AND EXPENSES


The table below shows the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund. The expenses are shown as a percentage of its net assets.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                       Institutional
                                                           Shares
                                                       -------------
Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)                     None
Maximum deferred sales charge                              None
Maximum sales charge imposed on reinvested dividends
   (and other distributions)                               None
Redemption fee(1)                                          1.00%
Exchange fee(1)                                            1.00%

(1) Institutional Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                             Institutional
                                                 Shares
                                             -------------
Management fees                                  None
Distribution (Rule 12b-1) fees                   None
Other expenses (1)                               1.67%
TOTAL ANNUAL FUND OPERATING EXPENSES             1.67%
Waivers/Reimbursements (2, 3)                    1.17%
NET ANNUAL FUND OPERATING EXPENSES (2, 3)        0.50%



(1) The Fund will indirectly pay a portion of the expenses of the Underlying Funds in which the Fund invests. "Other expenses" do not include these expenses, which range from 0.43% to 1.25% annually, as a percentage of such Underlying Funds' average daily net assets. The Fund's indirect expense from investing in Underlying Funds, based on its average holding of each Underlying Fund during the fiscal period ended June 30, 2006, is 0.77%.



(2) The investment adviser has contractually agreed to reimburse the Fund for "Other expenses" to the extent that "Total annual Fund operating expenses" excluding class-specific expenses (such as Rule 12b-1, shareholder service or transfer agency fees) exceed 0.50% through July 1, 2011.


(3) The sub-administrator and accounting agent has a contractual obligation through September 2008 to waive certain flat rate fees associated with a Fund with average daily net assets below $75 million.

                                                  MODERATE ASSET ALLOCATION FUND


EXAMPLE



This Example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:


-    you reinvested all dividends and other distributions;

-    the average annual return was 5%;

- the Fund's assets are invested in accordance with its asset allocation ranges;

- the Fund's and Underlying Funds' operating expenses (reflecting any contractual waivers or reimbursements) were charged and remained the same over the time periods; and

-    you redeemed all of your investment at the end of each time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


          Institutional
             Shares
          -------------
1 Year       $   51
3 Years      $  160
5 Years      $  280
10 Years     $1,410


The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                  WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND

INVESTMENT OBJECTIVE

The Wilmington Conservative Asset Allocation Fund seeks current income and preservation of capital. This investment objective may be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

INVESTOR PROFILE

Investors with a time horizon of 3 to 5 years who want a relatively conservative asset allocation.

PRINCIPAL INVESTMENT STRATEGIES AND ASSET ALLOCATION


The Fund seeks to achieve its investment objective by normally investing approximately 50%-70% of its assets in Underlying Fixed Income Funds and the Underlying Real Return Fund and approximately 30%-50% of its assets in Underlying Equity Funds. The Fund's fixed income component may include a money market component. For cash management purposes, the Fund may hold a portion of its assets directly in U.S. Government securities, money market funds and cash or cash equivalents. The foregoing policies may be changed without shareholder approval.


Please see "Principal Investment Principal Risks" for a discussion of how the Adviser allocates and reallocates the Fund's assets among particular Underlying Funds.

PRINCIPAL RISKS

Among the principal risks of the Underlying Funds, which could adversely affect the performance of the Fund, are:

-    Credit Risk

-    Foreign Company Risk

-    Government Obligations Risk

-    Growth Investing Risk

-    High Yield Bond Risk

-    Interest Rate Risk

-    Liquidity Risk

-    Market Risk

-    Preferred Stock Risk

-    Prepayment Risk

-    Real Estate Securities Risk

-    Small/Mid Cap Risk

-    Value Investing Risk

Please see "Investment Risks of the Underlying Funds" for a description of these principal risks and other risks associated with the Underlying Funds.

                                              CONSERVATIVE ASSET ALLOCATION FUND

                                PAST PERFORMANCE


     The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing the Fund's average annual total returns for one year and since inception, before and after taxes, compared with those of blended indices consisting of the weighted return of 40% S&P 500 Index and 60% Lehman Intermediate Government/Credit Index. The blended indices represent a broad measure of market performance. The performance shown in the bar chart and performance table is the performance of the Fund's predecessor, Growth & Income Strategic Allocation Fund, a common trust fund (the "Conservative Allocation CTF"). The Conservative Allocation CTF's performance has been included for periods prior to March 15, 2006 and has been adjusted to reflect "Net annual Fund operating expenses" applicable to Institutional Shares of the Fund which includes contractual reimbursements by the investment adviser. The Conservative Allocation CTF was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the "1940 Act") and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If Conservative Allocation CTF had been registered under the 1940 Act, its performance may have been different. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.



           ANNUAL TOTAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION(1)


                               (PERFORMANCE GRAPH)

PERFORMANCE
  YEARS       RETURNS
-----------   -------
    2004       7.49%
    2005       4.37%


----------
(1) Performance shown is for the Fund's predecessor, the Conservative Allocation CTF, which operated as a common trust fund from September 1, 2003 through March 15, 2006.

                                              CONSERVATIVE ASSET ALLOCATION FUND


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2006: 4.89%



    BEST QUARTER        WORST QUARTER
    ------------        -------------
       5.23%               -1.13%
(December 31, 2004)   (March 31, 2005)



CONSERVATIVE ASSET ALLOCATION FUND - INSTITUTIONAL SHARES                             SINCE INCEPTION (1)
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005                      1 YEAR(1)   (SEPTEMBER 1, 2003)
---------------------------------------------------------                 ---------   -------------------
Return Before Taxes                                                        4.37%(2)         7.18%(2)
Return After Taxes on Distributions                                         N/A              N/A
Return After Taxes on Distributions and Sale of Fund Shares                 N/A              N/A
Blended Indices (reflects no deductions for fees, expenses or taxes)(3)    2.97%            6.51%



(1) Performance prior to January 1, 2006 is for the Fund's predecessor, the Conservative Allocation CTF, which operated as a common trust fund. As a common trust fund, the Conservative Allocation CTF was treated differently than the Fund for federal income tax purposes. For example, a common trust fund does not make distributions to its investors. As a result, after-tax returns are not presented.



(2) This performance information reflects the performance of the Fund's predecessor, the Conservative Allocation CTF, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Fund.



(3) The Blended Indices are calculated by the investment adviser and represent the weighted return of 40% S&P 500 Index and 60% Lehman Intermediate Government/Credit Index. The S&P 500 Index, a widely recognized, unmanaged index of common stock prices, is the Standard & Poor's Composite Index of 500 Stocks. The Lehman Brothers U.S. Intermediate Government/Credit Index, a widely recognized, unmanaged index of U.S. Treasury securities, other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and investment-grade corporate debt securities, each limited to a maturity of no more than ten years.

                                              CONSERVATIVE ASSET ALLOCATION FUND

FEES AND EXPENSES


The table below shows the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund. The expenses are shown as a percentage of its net assets.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                       Institutional
                                                           Shares
                                                       -------------
Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)                     None
Maximum deferred sales charge                              None
Maximum sales charge imposed on reinvested dividends
   (and other distributions)                               None
Redemption fee(1)                                          1.00%
Exchange fee(1)                                            1.00%

----------
(1) Institutional Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                             Institutional
                                                 Shares
                                             -------------
Management fees                                   None
Distribution (Rule 12b-1) fees                    None
Other expenses (1)                               10.76%
TOTAL ANNUAL FUND OPERATING EXPENSES             10.76%
Waivers/Reimbursements (2, 3)                    10.26%
NET ANNUAL FUND OPERATING EXPENSES (2, 3)         0.50%



----------
(1) The Fund will indirectly pay a portion of the expenses of the Underlying Funds in which the Fund invests. "Other expenses" do not include these expenses, which range from 0.43% to 1.25% annually, as a percentage of such Underlying Funds' average daily net assets. The Fund's indirect expense from investing in Underlying Funds, based on its average holding of each Underlying Fund during the fiscal period ended June 30, 2006, is approximately 0.73%



(2) The investment adviser has contractually agreed to reimburse the Fund for "Other expenses" to the extent that "Total annual Fund operating expenses" excluding class-specific expenses (such as Rule 12b-1, shareholder service or transfer agency fees) exceed 0.50% through July 1, 2011.


(3) The sub-administrator and accounting agent has a contractual obligation through September 2008 to waive certain flat rate fees associated with a Fund with average daily net assets below $75 million.

                                              CONSERVATIVE ASSET ALLOCATION FUND


EXAMPLE



This Example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:


-    you reinvested all dividends and other distributions;

-    the average annual return was 5%;

- the Fund's assets are invested in accordance with its asset allocation ranges;

- the Fund's and Underlying Funds' operating expenses (reflecting any contractual waivers or reimbursements) were charged and remained the same over the time periods; and

-    you redeemed all of your investment at the end of each time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


          Institutional
              Shares
          -------------
1 Year        $   51
3 Years       $  160
5 Years       $  280
10 Years      $6,083


The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                            INVESTMENT STRATEGIES AND
                          RISKS OF THE UNDERLYING FUNDS

Information about the Funds' principal investment objectives, primary investment strategies and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investment strategies and risks pertinent to the Underlying Funds. The list of Underlying Funds may change from time to time as funds are created, cease operations or are reorganized.

Additional information about the investment practices of the Funds and Underlying Funds and risks pertinent to these practices is included in the Statement of Additional Information ("SAI").

INVESTMENT STRATEGIES OF THE UNDERLYING FUNDS

The following table summarizes the investment objectives and primary investments of the Wilmington Funds that may be used as Underlying Funds in each asset category.

For a complete description of these Underlying Funds, please see the Underlying Fund prospectuses, which are available without charge on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970.

UNDERLYING EQUITY FUNDS                   INVESTMENT OBJECTIVE                  PRIMARY INVESTMENTS
-----------------------                   --------------------                  -------------------
Wilmington Multi-Manager International    long-term capital appreciation        foreign stocks
Wilmington Multi-Manager Large-Cap        long-term capital appreciation        large-cap stocks
Wilmington Multi-Manager Mid-Cap          long-term capital appreciation        mid-cap stocks
Wilmington Multi-Manager Small-Cap        long-term capital appreciation        small-cap stocks


UNDERLYING FIXED INCOME FUNDS             INVESTMENT OBJECTIVE                  PRIMARY INVESTMENTS
-----------------------------             --------------------                  -------------------
Wilmington Broad Market Bond              high total return/                    Investment grade bonds
                                          high current income
Wilmington Short/Intermediate-Term Bond   high total return/                    Investment grade bonds
                                          high current income



UNDERLYING REAL RETURN FUND               INVESTMENT OBJECTIVE                  PRIMARY INVESTMENTS
---------------------------               --------------------                  -------------------
Wilmington Multi-Manager Real Asset       long-term preservation of capital     Real estate-related
                                          with current income                   securities; TIPS; and
                                                                                commodity/natural
                                                                                resource-related securities


UNDERLYING MONEY MARKET FUND              INVESTMENT OBJECTIVE                  PRIMARY INVESTMENTS
----------------------------              --------------------                  -------------------
Wilmington Prime Money Market             capital preservation, liquidity and   money market instruments
                                          current income

In addition to purchasing the securities listed in the table above under "Primary Investments," some or all of the Underlying Funds may to varying extents: borrow money; lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in foreign securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and other types of securities and investment techniques used by the Underlying Funds all have attendant risks. The Funds are indirectly subject to some or all of these risks to varying degrees because they invest all of their assets in the Underlying Funds.


For cash management purposes, the Underlying Funds may maintain cash reserves and invest in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations, and commercial paper).


Certain Underlying Funds may engage in frequent trading of portfolio securities to achieve their principal investment strategies. Such frequent trading activity may cause a greater proportion of dividends paid out by a Fund to be characterized as ordinary income which is taxed at a higher rate than long term capital gains which may have the effect of lowering overall performance.

ADDITIONAL UNDERLYING FUNDS

In addition to the Underlying Funds listed above, the Fund may invest in additional Underlying Funds, including those that may become available for investment in the future, at the discretion of the Adviser and without shareholder approval.

PRINCIPAL INVESTMENT RISKS OF THE UNDERLYING FUNDS

The following principal risks are associated with investments in the Underlying Funds and, indirectly, with your investment in a Fund. Each Underlying Fund may be subject to additional risks other than those described below because the types of investments made by an Underlying Fund can change over time. For a further description of the risks associated with the Underlying Funds, please see the Underlying Fund prospectuses, which are available without charge on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970. The summary is not intended to be exhaustive. For additional descriptions of these risks and the securities and investment techniques used by an Underlying Fund, please refer to the SAI.

- CREDIT RISK: The risk that the issuer of a security or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

- CURRENCY RISK: The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency; therefore, changes in foreign currency exchange rates can affect the net asset value of an Underlying Fund.

- DERIVATIVES RISK: Some Underlying Funds' investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments and each type of derivative may pose its own special risks.

- FOREIGN COMPANY RISK: Investments in foreign companies involve risks relating to political, economic, regulatory or social instability, military action or unrest or diplomatic developments and may be affected by actions of foreign governments adverse to the interests of U.S. investors.

- GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.

- GROWTH INVESTING RISK: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole.

- HIGH YIELD BOND RISK: High yield bonds are subject to the following risks normally associated with investing in fixed income securities: credit risk, interest rate risk, leverage risk, liquidity risk and prepayment risk. However, high yield bonds (also known as junk bonds) are generally considered more risky than investment grade, fixed income securities. The total return and yield of high yield bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. High yield bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in high yield bonds involves greater investment risk and is highly dependent on the investment adviser's credit analysis and market analysis. A real or perceived economic downturn or higher interest rates could cause a decline in junk bond prices by lessening the ability of bond issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than investment grade bonds. Because objective pricing data may be less readily available, judgment may play a greater role in the valuation process. In addition, the entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default or changes in the market's psychology.

- INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values. The yield earned by an Underlying Fund will vary with changes in interest rates.

- IPO RISK: An Underlying Fund may acquire common and preferred stock of issuers in an initial public offering (IPO). Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. An Underlying Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a small component of an Underlying Fund's portfolio as the Underlying Fund's assets increase (and thus have a more limited effect on performance).

- LEVERAGE RISK: The risk associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into larger changes in value.

- LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

- MULTI-MANAGER RISK: The investment styles employed by sub-advisers of the Underlying Funds may not be complementary. The interplay of the various strategies employed by the sub-advisers may result in an Underlying Fund indirectly holding a concentration in certain types of securities, industries or sectors. This concentration may be detrimental to an Underlying Fund's performance depending upon the performance of those securities and the overall economic environment. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from an Underlying Fund's realization of capital gains.

- OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

- PREFERRED STOCK RISK: The value of a preferred stock is affected by interest rates, the credit quality of the issuing corporation and any call provisions. There is also the risk that the corporation issuing the preferred stock will not make the expected dividend payments.

- PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

- REAL ESTATE SECURITIES RISK: Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company's shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. Many real estate companies, including REITs, use leverage, which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to a real estate company's leveraging may affect its ability to operate effectively. Risks may also arise where real estate companies fail to carry adequate insurance or where a real estate company may become liable for removal or other costs related to environmental contamination. In addition, an economic downturn could have a material adverse effect on the real estate markets and on the real estate companies in which an Underlying Fund invests.

     In addition, REITs are not diversified by industry and, therefore, their value may fluctuate more widely and they may be subject to greater risks, than if they invested more broadly.

     Since REITs have expenses of their own, an Underlying Fund will bear a proportionate share of the expenses in addition to those expenses of such Underlying Fund.

     In addition, real estate companies tend to be small to medium sized companies. Real estate company shares, like other smaller company shares, can be more volatile than and perform differently from, larger, more established companies. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the price of the shares than is the case with larger company shares.

- SMALL-CAP/MID-CAP RISK: Small-cap and mid-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments. Small-cap and mid-cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of large-cap companies and therefore may involve greater risk.

- VALUATION RISK: The risk that an Underlying Fund has valued certain of its securities at a higher price than it can sell them.

- VALUE INVESTING RISK: The risk that investments in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

                              FINANCIAL HIGHLIGHTS



The financial highlights table is intended to help you understand the Fund's financial performance for the period of its operation. Certain information reflects financial results for a single Institutional Share of a Fund. The total return in the table represents the rate that you would have earned (or lost) on an investment in a Fund assuming reinvestment of all dividends and other distributions. Financial highlights have been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available without charge on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970.



                                                                        For the Period
                                                                     December 20, 2005(1)
                                                                            through
WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND - INSTITUTIONAL SHARES       June 30, 2006
------------------------------------------------------------------   --------------------
NET ASSET VALUE - BEGINNING OF PERIOD ............................         $ 10.00
                                                                           -------
INVESTMENT OPERATIONS:
   Net investment income(2, 3) ...................................            0.11
   Net realized and unrealized gain on investments ...............            0.50
                                                                           -------
      Total from investment operations ...........................            0.61
                                                                           -------
DISTRIBUTIONS:
   From net investment income ....................................           (0.06)
                                                                           -------
      Total distributions ........................................           (0.06)
                                                                           -------
NET ASSET VALUE - END OF PERIOD ..................................         $ 10.55
                                                                           =======
TOTAL RETURN .....................................................            6.08%**

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations ..............................            0.50%*
      Excluding expense limitations ..............................            1.48%*
   Net investment income .........................................            1.90%*
Portfolio turnover rate ..........................................              24%**
Net assets at the end of period (000 omitted) ....................         $23,772



----------
*    Annualized.



**   Not annualized



(1)  Commencement of operations.



(2) The net investment income per share was calculated using the average shares outstanding method.



(3) The net investment income per share and net investment income ratio in the initial period of operations may not be reflective of longer term results, as a result of volatility in net assets and timing of distributions from the underlying funds.

                                                                        For the Period
                                                                     December 20, 2005(1)
                                                                           through
WILMINGTON MODERATE ASSET ALLOCATION FUND - INSTITUTIONAL SHARES        June 30, 2006
----------------------------------------------------------------     --------------------
NET ASSET VALUE - BEGINNING OF PERIOD ............................         $ 10.00
                                                                           -------
INVESTMENT OPERATIONS:
   Net investment income (2, 3) ..................................            0.15
   Net realized and unrealized gain on investments ...............            0.22
                                                                           -------
      Total from investment operations ...........................            0.37
                                                                           -------
DISTRIBUTIONS:
   From net investment income ....................................           (0.07)
                                                                           -------
      Total distributions ........................................           (0.07)
                                                                           -------
NET ASSET VALUE - END OF PERIOD ..................................         $ 10.30
                                                                           =======
TOTAL RETURN .....................................................            3.74%**

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations ..............................            0.50%*
      Excluding expense limitations ..............................            1.67%*
   Net investment income .........................................            2.74%*
Portfolio turnover rate ..........................................              30%**
Net assets at the end of period (000 omitted) ....................         $19,732



----------
*    Annualized.



**   Not annualized



(1)  Commencement of operations.



(2) The net investment income per share was calculated using the average shares outstanding method.



(3) The net investment income per share and net investment income ratio in the initial period of operations may not be reflective of longer term results, as a result of volatility in net assets and timing of distributions from the underlying funds.

                                                                          For the Period
                                                                       December 20, 2005(1)
                                                                              through
WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND - INSTITUTIONAL SHARES       June 30, 2006
--------------------------------------------------------------------   --------------------
NET ASSET VALUE - BEGINNING OF PERIOD ..............................        $10.00
                                                                            ------
INVESTMENT OPERATIONS:
   Net investment income (2, 3) ....................................          0.16
   Net realized and unrealized gain on investments .................          0.10
                                                                            ------
      Total from investment operations .............................          0.26
                                                                            ------
DISTRIBUTIONS:
   From net investment income ......................................         (0.09)
                                                                            ------
      Total distributions ..........................................         (0.09)
                                                                            ------
NET ASSET VALUE - END OF PERIOD ....................................        $10.17
                                                                            ======
TOTAL RETURN .......................................................          2.59%**

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations ................................          0.50%*
      Excluding expense limitations ................................         10.76%*
   Net investment income ...........................................          3.05%*
Portfolio turnover rate ............................................            23%**
Net assets at the end of period (000 omitted) ......................        $2,725



----------
*    Annualized.



**   Not annualized



(1)  Commencement of operations.



(2) The net investment income per share was calculated using the average shares outstanding method.



(3) The net investment income per share and net investment income ratio in the initial period of operations may not be reflective of longer term results, as a result of volatility in net assets and timing of distributions from the underlying funds.

                             MANAGEMENT OF THE FUNDS

The Board of Trustees of WT Mutual Fund (the "Trust"), the investment company of which the Funds are series, has oversight responsibility for the management, activities and affairs of the Trust and has approved contracts with various organizations to provide the day-to-day management required by the Trust and its shareholders.

INVESTMENT ADVISER

Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, serves as investment adviser to the Funds and the Underlying Funds. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. As the Funds' investment adviser, RSMC has overall responsibility for directing their investments. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, is responsible for the day-to-day management of the Funds and also provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM.


As of September 30, 2006, RSMC had approximately $6.15 billion in assets under management. The Funds do not directly pay an advisory fee to RSMC or WTIM. Instead, the Funds indirectly pay their proportionate share of the advisory and sub-advisory fees paid by the Underlying Funds.


FUND MANAGERS

The day-to-day management of the Funds is the responsibility of a group of WTIM investment professionals, who determine each Fund's asset allocations based, in part, upon asset allocation strategy models prepared by the Investment Strategy Team. The Investment Strategy Team is comprised of investment professionals ("Fund Managers") at RSMC and WTIM who meet regularly to formulate the asset allocation strategy models based upon various factors, including current market and economic conditions, for use by RSMC and its affiliates in their investment management activities. The senior members of the Fund's management team who are jointly and primarily responsible for the Funds' day-to-day management are set forth below.

ROBERT E. REISER is a Vice President of RSMC and WTIM. He has been the Chief Investment Strategist at WTIM since June 2004 and Vice President of RSMC since 2003. Previously, he was Executive Vice President and Chief Investment Officer, Balentine & Company from 1999 to 2003. As Chief Investment Strategist, Mr. Reiser is responsible for overseeing Wilmington Trust's asset allocation policy, independent manager selection, evaluation of new investment opportunities and tactical portfolio rebalancing strategies.

R. SAMUEL FRAUNDORF, CFA, CPA has been Vice President and Director of Manager Research at Wilmington Trust Company, RSMC, and WTIM since 2004. Previously, he was Senior

Manager, KPMG Investment Advisors from 1999 to 2004. Mr. Fraundorf is responsible for overseeing Wilmington Trust's investment manager selection process, including manager searches, due diligence processes and implementation strategies to either include or remove these managers. His responsibilities also include research on the portfolio construction process (i.e., the allocation among managers within a fund).

ADRIAN CRONJE, PH.D., CFA is a Vice President and Director of Asset Allocation of RSMC and WTIM. Mr. Cronje joined RSMC in July 2005. Previously, he was Director, Deputy Head of Quantitative Equity Products at Schroder Investment Management Limited from October 1999 to June 2005.

The Funds' SAI provides additional information about each Fund Manager's compensation, other accounts managed by each Fund Manager and each Fund Manager's ownership of securities in the Funds.

                                SERVICE PROVIDERS

     The chart below provides information on the Funds' primary service providers.

Asset                                    Shareholder
Management                               Services

INVESTMENT ADVISER AND ADMINISTRATOR                  TRANSFER AGENT

    Rodney Square Management Corp.                       PFPC Inc.
       1100 North Market Street                       760 Moore Road
         Wilmington, DE 19890                    King of Prussia, PA 19406

    Manages each Fund's investment         Handles certain shareholder services,
     activities and oversees Fund        including recordkeeping and statements,
   administration and other service      payment of distributions and processing
              providers.                         of buy and sell requests.

                                 WT MUTUAL FUND

                   WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND
                    WILMINGTON MODERATE ASSET ALLOCATION FUND
                  WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND

Fund                                     Fund Asset
Operations                               Safe Keeping

        SUB-ADMINISTRATOR AND                            CUSTODIAN
           ACCOUNTING AGENT

              PFPC Inc.                          Wilmington Trust Company
         301 Bellevue Parkway                    1100 North Market Street
         Wilmington, DE 19809                      Wilmington, DE 19890

  Provides facilities, equipment and       Holds each Fund's assets, settles all
personnel to carry out administrative      portfolio trades and collects most of
  services related to each Fund and           the valuation data required for
    calculates each Fund's NAV and        calculating each Fund's NAV per share.
            distributions.

                                  Distribution

                                   DISTRIBUTOR

                       Professional Funds Distributor, LLC
                                 760 Moore Road
                            King of Prussia, PA 19406

                         Distributes the Funds' Shares.

                             SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

The price of each Fund's shares is based on its net asset value ("NAV"). The Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. With respect to any portion of a Fund's assets that is invested in one or more Underlying Funds, a Fund's NAV is calculated based upon the NAVs of those Underlying Funds. (Please refer to the Underlying Funds' prospectuses for a description of how securities of the Underlying Funds are valued.) Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds' sub-administrator and accounting agent, PFPC Inc. ("PFPC"), determines the daily NAV per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. A Fund may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Fund prices its shares. Significant events may include (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict or (iv) significant domestic or foreign market fluctuations. This policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to these procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing. In addition, foreign securities held by a Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Funds cannot be bought or sold.

PFPC determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time), on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

PURCHASE OF SHARES

Institutional Class Shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment amount for Institutional Class Shares is $500,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of

RMSC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.


You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Funds' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Funds. If you wish to purchase Fund shares through your account at Wilmington Trust or through a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.


BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Asset Allocation Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:

Regular mail:                       Overnight mail:
Wilmington Asset Allocation Funds   Wilmington Asset Allocation Funds
c/o PFPC Inc.                       c/o PFPC Inc.
P.O. Box 9828                       101 Sabin Street
Providence, RI 02940                Pawtucket, RI 02860-1427

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire and, if making an initial purchase, to also obtain an account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day. Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders. It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

REDEMPTION OF SHARES


You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or through a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.



REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list is shown under the heading "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first; however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; or (iii) shares converted from one share class to another in the same Fund.


FREQUENT PURCHASES AND REDEMPTIONS: The Funds discourage frequent purchases and redemptions and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fees set forth above and the related exchange fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing". Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.


Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Because certain of the Underlying Funds invest significantly in foreign securities traded on markets which close prior to when such Underlying Fund determines its net asset value, market timing can cause dilution in the value of such Underlying Fund's shares held by other shareholders, including the Fund. This occurs when market timers attempt to trade shares of the Underlying Fund when the net asset value of the Underlying Fund does reflect the value of the underlying portfolio securities. While each of the Underlying Funds has procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. See "PRICING OF SHARES" for more information. Also, because some of the Underlying Funds invest in small-cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in such Underlying Fund's shares to take advantage of the market pricing inefficiency of such small-cap stocks, may result in dilution in the value of the Underlying Funds shares held by long-term investors.


There is no guarantee that the Funds, the Underlying Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity or, if it is detected, to prevent its recurrence. The ability of the Funds, the Underlying Funds and their agents to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor does not provide complete information to the Funds, the Underlying Funds or their agents regarding underlying beneficial owners of each of their shares.


BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.



Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:


Regular mail:                       Overnight mail:
Wilmington Asset Allocation Funds   Wilmington Asset Allocation Funds
c/o PFPC Inc.                       c/o PFPC Inc.
P.O. Box 9828                       101 Sabin Street
Providence, RI 02940                Pawtucket, RI 02860-1427

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.


In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.


If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS:

If the value of your investment in a Fund falls below the $50,000, you may be asked to increase your balance. If after 60 days the account value is still below $50,000, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $50,000 solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

For additional information on other ways to redeem shares, please refer to the Funds' SAI.

EXCHANGE OF SHARES

You may exchange all or a portion of your Institutional Class Shares in a Fund for Institutional Class Shares of the following Wilmington Funds:

Wilmington Aggressive Asset Allocation Fund
Wilmington Moderate Asset Allocation Fund
Wilmington Conservative Asset Allocation Fund
Wilmington ETF Allocation Fund
Wilmington Prime Money Market Fund

Wilmington U.S. Government Money Market Fund
Wilmington Tax-Exempt Money Market Fund
Wilmington Short/ Intermediate-Term Bond Fund
Wilmington Broad Market Bond Fund
Wilmington Municipal Bond Fund




Wilmington Large-Cap Core Fund
Wilmington Large-Cap Value Fund
Wilmington Large-Cap Growth Fund
Wilmington Mid-Cap Core Fund
Wilmington Small-Cap Core Fund
Wilmington Small-Cap Value Fund
Wilmington Small-Cap Growth Fund
Wilmington Multi-Manager Large-Cap Fund
Wilmington Multi-Manager Mid-Cap Fund
Wilmington Multi-Manager Small-Cap Fund
Wilmington Multi-Manager International Fund
Wilmington Multi-Manager Real Asset Fund

Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance requirement has been granted, an exchange may not be made if the exchange would leave a balance of less than $50,000 in a shareholder's account for Institutional Class Shares.

FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are exchanged within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "REDEMPTION OF SHARES" for additional information regarding redemptions and this fee.

Prospectuses for Institutional Class Shares of the other Wilmington Funds may be obtained free of charge on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970. To obtain more information about exchanges or to place exchange orders, contact the transfer agent or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.

DISTRIBUTIONS

Distributions from the net investment income, if any, of each Fund are declared and paid quarterly to you. Any net capital gain realized by a Fund will be distributed annually.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES


As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While a Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. A Fund's distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. If the Fund has dividend income that qualifies as qualified dividend income, the maximum amount allowable will be designated by the Fund and such amount will be taxable to individual shareholders at a stated maximum rate of 15%. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.


A Fund's distributions of a net long-term capital gain, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain regardless of the length of time you have held your Fund shares. You should be aware that if shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

It is a taxable event for you if you sell or exchange shares of any Fund. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in the Funds' SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

Professional Funds Distributor, LLC manages the Funds' distribution efforts, and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates.

SHARE CLASSES


The Funds issue Institutional Shares and A Shares. Each class of shares bears a pro-rata portion of a Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. A Shares pay a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase A Shares.

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on the Funds' portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

Copies of these documents, when available, and answers to questions about the Funds may be obtained free of charge by contacting:

     WT Mutual Fund
     c/o PFPC Inc.
     101 Sabin Street
     Pawtucket, RI 02860-1427
     (800) 336-9970
     9:00 a.m. to 5:00 p.m. Eastern time


The Funds' SAI and annual and semi-reports are accessible, free of charge, on the Funds' website at http://www.wilmingtonfunds.com. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.


FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES OR OTHER INVESTOR SERVICES, PLEASE CALL (800)-336-9970.

            The investment company registration number is 811-08648.

                         WILMINGTON ETF ALLOCATION FUND

                                OF WT MUTUAL FUND


                                    A SHARES



                        PROSPECTUS DATED NOVEMBER 1, 2006


This prospectus gives vital information about this mutual fund, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference. Please note that this Fund:

     -    is not a bank deposit

     - is not an obligation, of or guaranteed or endorsed by, Wilmington Trust Company or any of its affiliates

     -    is not federally insured

     - is not an obligation of or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other governmental agency

     -    is not guaranteed to achieve its goal


A Shares of the Fund are offered with a front-end sales charge except for certain persons eligible to purchase A Shares at Net Asset Value. See "Sales Charge Reductions and Waivers."


These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

TABLE OF CONTENTS


                                FUND DESCRIPTION

A look at the goals, strategies, risks, expenses and financial history of the Fund.

Summary...................................................................    1
Performance Information...................................................    4
Fees and Expenses.........................................................    4
Example...................................................................    5
Investment Objective......................................................    6
Principal Investment Strategies...........................................    6
Additional Risk Information...............................................    9
Financial Highlights......................................................   14

                             MANAGEMENT OF THE FUND

Details about the service providers

Investment Adviser........................................................   15
Fund Managers.............................................................   15
Service Providers.........................................................   17

                             SHAREHOLDER INFORMATION

Policies and instructions for opening, maintaining and closing an account in the Fund.

Pricing of Shares.........................................................   18
Purchase of Shares........................................................   18
Front-End Sales Charge....................................................   19
Redemption of Shares......................................................   21
Exchange of Shares........................................................   24
Distributions.............................................................   25
Taxes.....................................................................   25

                            DISTRIBUTION ARRANGEMENTS

Details on the Fund's distribution arrangements, Rule 12b-1 fees and share classes

Distribution Fees.........................................................   27
Sub-Transfer Agency Fees..................................................   27
Additional Payments.......................................................   27
Share Classes.............................................................   28

FOR MORE INFORMATION......................................................   29

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                         WILMINGTON ETF ALLOCATION FUND


                                    A SHARES


                                FUND DESCRIPTION

SUMMARY

Investment Objective     The WILMINGTON ETF ALLOCATION FUND seeks long-term
                         capital appreciation.

Investment Focus         The Fund will primarily invest in Exchange Traded Funds
                         or "ETFs."

                         ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market.
                         Generally, ETFs seek to track a specified securities index or a basket of securities that an "index provider" (such as Standard & Poor's, Russell or MSCI) selects as representative of a market, market segment, industry sector, country or geographic region. An ETF portfolio generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, an ETF is designed so that its performance will correspond closely with that of the index it tracks.

Share Price Volatility   High

Principal Investment     Under normal market conditions, the Fund will invest at
Strategies               least 80% of its assets in exchange traded securities
                         of other investment companies ("exchange traded funds"
                         or "ETFs"). The Fund is advised by Rodney Square
                         Management Corporation (the "Adviser" or "RSMC") and
                         sub-advised by Wilmington Trust Investment Management,
                         LLC ("WTIM"). The Fund invests its assets in ETFs in
                         accordance with weightings determined by RSMC and WTIM.

                         The Fund's assets will be allocated among several asset classes, including small-cap and large-cap U.S. equity, international equity in emerging and developed markets and real return assets. Please see "Investment
                         Objective, Principal Investment Strategies and
                         Principal Risks" for a discussion of how the Adviser allocates and reallocates the Fund's assets among particular ETFs.

Principal Risks          The following is a list of certain risks that may apply
                         to your investment in the Fund.

                         -    ASSET ALLOCATION. The Fund's investment
                              performance depends, in part, upon how its assets are allocated and reallocated among ETFs. There is a risk that the Adviser's evaluations and assumptions regarding the Fund's asset classes or the ETFs in which the Fund invests may be inaccurate based on subsequent market conditions. There is a risk that the Fund will vary from the intended weightings in ETFs due to factors such as market fluctuations. There can be no assurance that the ETFs in which the Fund invests will achieve their investment objectives and the performance of these ETFs may be lower than the asset class that they were selected to represent.

                         - CONCENTRATION RISK. In connection with the asset allocation process, the Fund may from time to time, invest more than 25% of its assets in one
                              ETF. To the extent that the Fund invests a significant portion of its assets in a single ETF, it will be particularly sensitive to the risks associated with that ETF and changes in the value of that ETF may have a significant effect on the net asset value of the Fund.

                         -    INVESTMENTS IN OTHER INVESTMENT COMPANIES AND
                              EXPENSES. The Fund invests a substantial portion of its assets in ETFs which are registered investment companies. By investing in the Fund, you will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund's direct fees and expenses. Your cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.
                              In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

                         -    NON-DIVERSIFICATION RISK: The Fund is a
                              non-diversified investment company which means that the Fund may invest most of its assets in securities issued by, or representing, a small number of companies. As a result, the Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

                         - NOT INSURED-YOU COULD LOSE MONEY. An investment in the Fund is not a deposit of Wilmington Trust
                              Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other governmental agency.

                              It is possible to lose money by investing in the Fund. There is no guarantee that the stock market or the securities in which the Fund invests will increase in value.

                         - NAV WILL FLUCTUATE. The Fund's share price will fluctuate in response to changes in the market value of its investments. Market value changes result from business or economic developments affecting an issuer as well as general market and economic conditions.

                         - RISKS OF ETFS. Among the principal risks of the underlying ETFs, which could adversely affect the performance of the Fund, are:

                              -    Asset Class Risk

                              -    Concentration Risk

                              -    Credit Risk

                              -    Currency Risk

                              -    Derivatives Risk

                              -    Emerging Market Risk

                              -    Foreign Security Risk

                              -    Government Obligations Risk

                              -    Interest Rate Risk

                              -    IPO Risk

                              -    Lack of Governmental Insurance or Guarantee

                              -    Leverage Risk

                              -    Liquidity Risk

                              -    Management Risk

                              -    Market Risk

                              -    Market Trading Risks

                              -    Non-Diversification Risk

                              -    Opportunity Risk

                              -    Passive Investment Risk

                              -    Preferred Stock Risk

                              -    Real Estate Securities Risk

                              -    Small-Cap and Mid-Cap Company Risk

                              -    Tracking Error Risk

                              -    Trading Risk

                              -    Valuation Risk

                         - INVESTMENT ADVISER. The performance of the Fund will depend on whether the investment adviser is successful in pursuing the investment strategy.

                         Please see "Additional Risk Information" for a description of these principal risks and other risks associated with the Underlying ETFs.

Investor Profile         Investors who want the value of their investment to
                         grow and who are willing to accept more volatility for
                         the possibility of higher returns.

PERFORMANCE INFORMATION





Performance information for the Fund is not provided because the Fund commenced operations on December 20, 2005 and, therefore does not yet have a full calendar year of performance.


FEES AND EXPENSES


The table below shows the fees and expenses that you may pay if you buy and hold A Shares of the Fund. The expenses are shown as a percentage of its net assets.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                         A Shares
                                                         --------
Maximum sales charge (load) imposed on purchases (as a
   percentage of offering price)(1)                        3.50%
Maximum deferred sales charge                              None
Maximum sales charge imposed on reinvested dividends
   (and other distributions)                               None
Redemption fee (2)                                         1.00%
Exchange fee (2)                                           1.00%



----------
(1) Lower front-end sales charges for A Shares may be available with the purchase of $100,000 or more. See "Front-End Sales Charge" for additional information.



(2) A Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                           A Shares
                                           --------
Management fees                              0.50%
Distribution (Rule 12b-1) fees               0.25%
Other expenses (1)                           1.63%
TOTAL ANNUAL FUND OPERATING EXPENSES         2.38%
Waivers/Reimbursements(2, 3)                 1.43%
NET ANNUAL FUND OPERATING EXPENSES(2, 3)     0.95%



----------
(1) The Fund will indirectly pay a portion of the expenses of the ETFs in which the Fund invests. "Other expenses" do not include these expenses, which range from 0.15% to 0.75% annually, as a percentage of such ETFs' average daily net assets. The Fund's estimated indirect expense from investing in ETFs, based on its average holding of each ETF during the fiscal period ended June 30, 2006, is approximately 0.26%.



(2) The investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse the Fund for other expenses to the extent that "Total annual Fund operating expenses," excluding class-specific expenses (such as Rule 12b-1, shareholder service or transfer agency fees), exceed 0.70% through July 1, 2011.


(3) The sub-administrator and accounting agent has a contractual obligation through September 2008 to waive certain flat rate fees associated with a Fund with average daily net assets below $75 million.

EXAMPLE


This Example is intended to help you compare the cost of investing in A Shares of the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:


     -    you reinvested all dividends and other distributions;

     -    the average annual return was 5%;

     - the Fund's operating expenses (reflecting any contractual waivers or reimbursements) were charged and remained the same over the time periods. (Fees and expenses paid by the underlying ETFs are not included.); and

     -    you redeemed all of your investment at the end of each time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


           A Shares
           --------
1 Year      $  444
3 Years     $  642
5 Years     $  857
10 Years    $2,352



The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns of A Shares, either past or future.

INVESTMENT OBJECTIVE

The WILMINGTON ETF ALLOCATION FUND seeks long-term capital appreciation. This investment objective may be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund will invest at least 80% of its assets in exchange traded securities of other investment companies ("exchange traded funds" or "ETFs"). The Fund invests its assets in ETFs in accordance with weightings determined by the investment adviser. This 80% policy may be changed without shareholder approval upon 60 days written notice to shareholders.


The Adviser believes that investments in ETFs provide the Fund with a cost-effective means of creating a portfolio that provides investors with exposure to a broad range of U.S. and non-U.S. equity securities. The ETFs in which the Fund may invest are referred to herein as the "Underlying ETFs."

The Fund's sub-adviser uses a two-stage asset allocation process to create an investment portfolio of ETFs for the Fund. The first stage is a strategic asset allocation to determine the percentage of the Fund's investable assets to be invested in specific asset classes based on market (U.S./international), market capitalization (large-cap/small-cap), style (growth/value), or industry (real estate). The Adviser allocates a portion of the Fund's assets to ETFs that invest in "Real Return" assets such as REITs, Treasury Inflation Protected Securities ("TIPS") or commodity-related securities. The Adviser determines, monitors and may periodically adjust asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets and various segments within those markets. The following table illustrates the Fund's allocation among asset classes (the allocations and actual holdings will vary from time to time):

U.S. EQUITY            50% TO 95%
   Large-Cap Core       0% to 95%
   Large-Cap Growth     0% to 95%
   Large-Cap Value      0% to 95%
   Small-Cap Core       0% to 95%
   Small-Cap Growth     0% to 95%
   Small-Cap Value      0% to 95%
"REAL RETURN" ASSETS    0% TO 15%
INTERNATIONAL EQUITY    0% TO 35%
   Developed Markets    0% to 30%
   Emerging Markets     0% to 15%

The second stage involves the selection of Underlying ETFs to represent the asset classes and the determination of weightings among the Underlying ETFs for the Fund. The Fund may invest in any or all of the Underlying ETFs within an asset class, but will not normally invest in every Underlying ETF at one time. For cash management purposes, the Fund may hold a portion of its assets in U.S. Government securities, cash or cash equivalents. The Fund may also invest in money market funds that are series of WT Mutual Fund. There are certain risk factors associated with each of these securities that could affect the performance of the Underlying ETFs, which could, in turn, adversely affect the performance of the Fund. Please see "Investment Strategies and Risks of the Underlying ETFs" for a description of the principal risks associated with the Underlying ETFs.

The Adviser monitors the Fund's holdings daily to ensure that the Underlying ETFs and the Fund's actual allocations continue to conform to the Fund's asset allocations over time. The Adviser may rebalance the Fund's investments in the Underlying ETFs, as it deems appropriate to bring the portfolio back within the asset allocations. The Adviser may change the asset allocations or the Underlying ETFs or the allocation weightings without prior approval from shareholders.


While the primary focus of the Fund is the allocation of its assets among ETFs, the Fund may, subject to its policy to invest 80% of its assets in ETFs, invest in equity and fixed income securities and other types of securities when the Adviser believes they offer more attractive opportunities. Accordingly, the Fund may hold positions in common stocks of domestic and foreign companies and corporate or government bonds from time to time. In addition, the Fund may invest in derivative instruments, such as future contracts, forward contracts, option contracts, swap agreements, and options on future contracts. The Fund's investment in these types of securities are subject to: market risk; foreign security risk; derivatives risk; small company risk; currency risk; emerging market risk; real estate securities risk; trading risk; lack of governmental insurance or guarantee. These risks are described below under "Principal Risks of the Underlying ETFs."


LIMITATIONS ON INVESTING IN OTHER INVESTMENT COMPANIES. Generally, under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund may not acquire shares of another investment company (including Underlying ETFs and other registered investment companies) (i) if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of an Underlying ETF's or other investment company's total outstanding shares, (ii) if the Fund's investment in securities of an Underlying ETF or other investment company would be more than 5% of the value of the total assets of the Fund, or
(iii) if more than 10% of its total assets would be invested in investment companies, including the Underlying ETFs. The Securities and Exchange Commission (the "SEC") has granted orders for exemptive relief to several ETFs that permit investments in those ETFs by other investment companies (such as the Fund) in excess of these limits. The Fund's ability to invest in Underlying ETFs will be severely constrained unless the Underlying ETFs have received such an order from the SEC and the Underlying ETF and the Fund take appropriate steps to comply with certain terms and conditions in such order.

The SEC has issued such an exemptive order to several ETFs, which permits investment companies, including the Fund, to invest in such Underlying ETFs beyond the limitations in the 1940 Act, subject to certain terms and conditions, including that such investment companies enter into an agreement with the Underlying ETFs before investing in them in excess of the 1940

Act's limitations. Certain Underlying ETFs are also known as "iShares(R)"(1) which are series of iShares Trust and iShares, Inc. To the extent other ETFs obtain similar exemptive relief from the SEC, the Fund may seek to qualify to invest in such other ETFs in excess of the limitations set forth in the 1940 Act. If such relief is granted by the SEC, the Fund may invest up to 25% of its assets in any one Underlying ETF, subject to certain terms and conditions to be contained in the order granting such relief.

To the extent the limitations of the 1940 Act apply to certain Underlying ETFs, such limitations may prevent the Fund from allocating its investments in the manner that the Adviser considers optimal, or cause the Adviser to select a similar index or sector-based mutual fund or other investment company ("Other Investment Companies"), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers) ("Stock Baskets") as an alternative. The Fund may also invest in Other Investment Companies or Stock Baskets when the Adviser believes they represent more attractive opportunities than similar Underlying ETFs.

The Fund invests a substantial portion of its assets in the Underlying ETFs. Accordingly, the Fund's performance depends upon a favorable allocation among the Underlying ETFs as well as the ability of the Underlying ETFs to generate favorable performance.


In anticipation of or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may, regardless of its normal asset class allocation, temporarily hold all or a portion of its assets in U.S. Government securities, money market funds, cash or cash equivalents. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that the Fund will achieve its investment objective.


INVESTMENT STRATEGIES AND RISKS OF THE UNDERLYING ETFS. Information about the Fund's principal investments, investment practices and principal risks appear above. The information below describes in greater detail the investment strategies and risks pertinent to the Underlying ETFs. The list of Underlying ETFs may change from time to time at the Adviser's discretion.

The following table identifies some of the ETFs the Fund may use as an Underlying ETF and their asset category.

ASSET CATEGORY                      UNDERLYING ETF/TRACKING INDEX (TICKER SYMBOL)
--------------                      ---------------------------------------------
Large-Cap                           iShares Russell 1000 Index (IWB)
                                    iShares S&P 500 (IVV)

Large-Cap Growth                    iShares Russell 1000 Growth Index (IWF)
                                    iShares S&P 500/Barra Growth Index (IVW)

Large-Cap Value                     iShares Russell 1000 Value Index (IWD)
                                    iShares S&P 500/Barra Value Index (IVE)

----------
(1) iShares is a registered mark of Barclays Global Investors, N.A. ("BGI"). The Fund is not sponsored, endorsed, sold, or promoted by BGI. BGI makes no representations or warranties to the shareholders of the Fund or any member of the public regarding the advisability of investing in the Fund. BGI has no obligation or liability in connection with the operation, marketing, trading or sale of the Fund.

Small-Cap                           iShares Russell 2000 Index (IWM)
                                    iShares S&P SmallCap 600 Index (IJR)

Small-Cap Growth                    iShares Russell 2000 Growth Index (IWO)
                                    iShares S&P SmallCap/Barra 600 Growth Index (IJT)

Small-Cap Value                     iShares Russell 2000 Value Index (IWN)
                                    iShares S&P SmallCap/Barra 600 Value Index (IJS)

REITS/Real Estate Industry          iShares Cohen & Steers Realty Majors Index (ICF)
                                    iShares Dow Jones Real Estate Sector Index (IYR)

International - Developed Markets   iShares MSCI EAFE Index (EFA)

International - Emerging Markets    iShares MSCI Emerging Markets Index (EEM)

In addition to purchasing the securities of its respective index, some or all of the Underlying ETFs may to varying extents: borrow money; lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in foreign securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and other types of securities and investment techniques used by the Underlying ETFs have attendant risks. The Fund is indirectly subject to some or all of these risks to varying degrees because it normally invests a substantial portion of its assets in Underlying ETFs.

ADDITIONAL UNDERLYING ETFS. In addition to the Underlying ETFs listed above, the Fund may invest in additional Underlying ETFs, including those that may become available for investment in the future, at the discretion of the Adviser and without shareholder approval or notice.

ADDITIONAL RISK INFORMATION

The following principal risks are associated with investments in the Underlying ETFs and, indirectly, with your investment in the Fund. Each Underlying ETF may be subject to additional risks other than those described below because the types of investments made by an Underlying ETF can change over time. The summary is not intended to be exhaustive. For additional technical and legal descriptions of these risks and the securities and investment techniques used by an Underlying ETF, please refer to the SAI.

     - ASSET CLASS RISK: The returns from the types of securities in which an ETF invests may underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of out-performance and underperformance in comparison to the general securities markets.

     - CONCENTRATION RISK: If the underlying index of an ETF concentrates in a particular industry, group of industries or sector, that ETF may be adversely affected by the performance of those securities and may be subject to price volatility. In addition, an ETF that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political or regulatory occurrence affecting that industry or group of industries.

     - CREDIT RISK: The risk that the issuer of a security or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

     - CURRENCY RISK: The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency; therefore, changes in foreign currency exchange rates can affect the net asset value of a fund. Because each ETF's NAV is determined on the basis of U.S. dollars, the Fund may lose money by investing in an ETF if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the ETF's holdings goes up.

     - DERIVATIVES RISK: A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. Each ETF may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus an ETF's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

     - EMERGING MARKET RISK: Some foreign markets in which ETFs invest are considered to be emerging markets. Investment in these emerging markets subjects an ETF to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

     - FOREIGN SECURITY RISK: Certain ETFs invest entirely within the equity markets of a single country or region. These markets are subject to special risks associated with foreign investment including, but not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets; less publicly available information about issuers; the imposition of taxes; higher transaction and custody costs; settlement delays and risk of loss; difficulties in enforcing contracts; less liquidity and smaller market capitalizations; less regulation of securities markets; different accounting and disclosure standards; governmental interference; higher inflation; social, economic and political uncertainties; the risk of expropriation of assets; and the risk of war.

     - GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.




     - INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values. The yield earned by an Underlying ETF will vary with changes in interest rates.

     - IPO RISK: An Underlying ETF may acquire common and preferred stock of issuers in an initial public offering (IPO). Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. An Underlying ETF may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a small component of an Underlying ETF's portfolio as the Underlying ETF's assets increase (and thus have a more limited effect on performance).

     - LACK OF GOVERNMENTAL INSURANCE OR GUARANTEE: An investment in an ETF is not a deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

     - LEVERAGE RISK: The risk associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into larger changes in value.

     - LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

     - MANAGEMENT RISK: Because an ETF may not fully replicate its underlying index and may hold securities not included in its underlying index, an ETF is subject to management risk. This is the risk that the investment strategy used by an ETF's investment adviser, the implementation of which is subject to a number of constraints, may not produce the intended results.

     - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Each ETF's NAV will fluctuate in response to changes in these factors. You could lose money over short periods due to fluctuation in an ETF's NAV in response to market movements, and over longer periods during market downturns.

     -    MARKET TRADING RISKS:

               Absence of Prior Active Market: Although the shares of the ETFs in which the Fund invests are listed for trading on national securities exchanges and certain foreign exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

               Lack of Market Liquidity: Secondary market trading in ETF shares may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in ETF shares is subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules. There can be no assurance that the requirements necessary to maintain the listing of the shares of any ETF will continue to be met or will remain unchanged.

               Shares of an ETF May Trade at Prices Other Than NAV: Shares of an ETF may trade at, above or below their NAV. The per share NAV of an ETF will fluctuate with changes in the market value of such ETF's holdings. The trading prices of an ETF's shares will fluctuate in accordance with changes in its NAV as well as market supply and demand. However, given that shares can be created and redeemed only in large blocks of shares ("Creation Units") at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), it is likely that large discounts or premiums to the NAV of an ETF's shares should not be sustained.

     - NON-DIVERSIFICATION RISK: An ETF may be classified as "non-diversified." This means that each ETF may invest most of its assets in securities issued by or representing a small number of companies. As a result, an ETF may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

     - OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

     - PASSIVE INVESTMENT RISK: Most ETFs are not actively managed. An ETF may be affected by a general decline in the U.S. or foreign market segments relating to its underlying index. Each ETF invests in the securities included in, or representative of, its underlying index regardless of their investment merit. The investment adviser to an ETF does not attempt to take defensive positions in declining markets.

     - PREFERRED STOCK RISK: The value of a preferred stock is affected by interest rates, the credit quality of the issuing corporation and any call provisions. There is also the risk that the corporation issuing the preferred stock will not make the expected dividend payments.




     - REAL ESTATE SECURITIES RISK: Real estate securities are issued by "real estate companies" which are domestic and foreign companies that are primarily engaged in the real estate industry, including real estate investment trusts or "REITs." Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company's shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. Many real estate companies, including REITs, use leverage, which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to a real estate company's leveraging may affect its ability to operate effectively. Risks may also arise where real estate companies fail to carry adequate insurance or where a real estate company may become liable for removal or other costs related to environmental contamination. In addition, an economic downturn could have a material adverse effect on the real estate markets and on the real estate companies in which an Underlying ETF invests.

          In addition, REITs are not diversified by industry and, therefore, their value may fluctuate more widely and they may be subject to greater risks, than if they invested more broadly. Since REITs have expenses of their own, an Underlying ETF will bear a proportionate share of the expenses in addition to those expenses of the Fund.

     - SMALL-CAP AND MID-CAP COMPANY RISK: Certain ETFs only invest in small-cap and mid-cap companies. Small-cap and mid-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments. Small-cap and mid-cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of large-cap companies and therefore may involve greater risk.

     - TRACKING ERROR RISK: Imperfect correlation between an ETF's securities and those in its underlying index, rounding of prices, changes to the underlying indices and regulatory policies may cause an ETF's performance to vary from the performance of its underlying index. This is called "tracking error." Tracking error may also result because the ETF incurs fees and expenses while its underlying index does not incur such expenses.

     - TRADING RISK: While the creation/redemption feature of ETFs is designed to make it likely that shares of ETFs will trade close to their NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from NAV.

     - VALUATION RISK: The risk that an Underlying ETF has valued certain of its securities at a higher price than it can sell them.

FINANCIAL HIGHLIGHTS


     The financial highlights table is intended to help you understand the Fund's financial performance for the period of its operation. Certain information reflects financial results for a single A Share of the Fund. The total return in the table represents the rate that you would have earned (or lost) on an investment in a Fund assuming reinvestment of all dividends and other distributions. Financial highlights have been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available without charge on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970.



WILMINGTON ETF ALLOCATION FUND - A SHARES(1)



                                                          For the Period
                                                           December 20,
                                                         2005(2) through
                                                          June 30, 2006
                                                         ---------------
NET ASSET VALUE - BEGINNING OF PERIOD.................      $10.00
                                                            ------
INVESTMENT OPERATIONS:
   Net investment income (3)..........................        0.06
   Net realized and unrealized gain on investments....        0.43
                                                            ------
      Total from investment operations................        0.49
                                                            ------
DISTRIBUTIONS:
   From net investment income.........................       (0.01)
                                                            ------
      Total distributions.............................       (0.01)
                                                            ------
NET ASSET VALUE - END OF PERIOD.......................      $10.48
                                                            ======
TOTAL RETURN (4) .....................................        4.86%**

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations...................        0.95%*
      Excluding expense limitations...................        2.38%*
   Net investment income..............................        1.09%*
Portfolio turnover rate...............................          58%**
Net assets at the end of period (000 omitted).........      $  643



----------
*    Annualized.



**   Not annualized.



(1)  Formerly, Investor Shares.



(2)  Commencement of operations.



(3) The net investment income per share was calculated using the average shares outstanding method.






(4) The total return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

                             MANAGEMENT OF THE FUND

The Board of Trustees of WT Mutual Fund (the "Trust"), the investment company of which the Fund is a series, has oversight responsibility for the management, activities and affairs of the Trust and has approved contracts with various organizations to provide the day-to-day management required by the Trust and its shareholders.

INVESTMENT ADVISER


Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, serves as investment adviser to the Fund. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of the Fund in accordance with its investment objective, policies and limitations. RSMC provides services exclusively to investment companies sponsored by it or its affiliates. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, is responsible for the day-to-day management of the Fund and also provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. As of September 30, 2006, RSMC had $6.15 billion in assets under management.


The Fund pays an advisory fee to RSMC at an annual rate of 0.50% on the first $1 billion of the Fund's average daily net assets, 0.45% on the next $1 billion and 0.40% of the Fund's average daily net assets in excess of $2 billion. In addition, the Fund indirectly pays its proportionate share of the advisory and sub-advisory fees paid by the Underlying ETFs. WTIM may receive a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee. The fee shall be payable monthly as soon as practicable after the last day of each month.

FUND MANAGERS


The day-to-day management of the Fund is the responsibility of a group of WTIM investment professionals, who determine the Fund's asset allocations based, in part, upon asset allocation strategy models prepared by the Investment Strategy Team. The Investment Strategy Team is comprised of investment professionals ("Fund Managers") at RSMC and WTIM who meet regularly to formulate the asset allocation strategy models based upon various factors, including current market and economic conditions, for use by RSMC and its affiliates in their investment management activities. The senior members of the Fund's management team who are jointly and primarily responsible for the Fund's day-to-day management are set forth below.


ROBERT E. REISER is a Vice President of RSMC and WTIM. He has been the Chief Investment Strategist at WTIM since June 2004 and Vice President of RSMC since 2003. Previously, he was Executive Vice President and Chief Investment Officer, Balentine & Company from 1999 to 2003. As Chief Investment Strategist, Mr. Reiser is responsible for overseeing Wilmington

Trust's asset allocation policy, independent manager selection, evaluation of new investment opportunities and tactical portfolio rebalancing strategies.

R. SAMUEL FRAUNDORF, CFA, CPA has been Vice President and Director of Manager Research at Wilmington Trust Company, RSMC, and WTIM since 2004. Previously, he was Senior Manager, KPMG Investment Advisors from 1999 to 2004. Mr. Fraundorf is responsible for overseeing Wilmington Trust's investment manager selection process, including manager searches, due diligence processes and implementation strategies to either include or remove these managers. His responsibilities also include research on the portfolio construction process (i.e., the allocation among managers within a fund).

ADRIAN CRONJE, PH.D., CFA is a Vice President and Director of Asset Allocation of RSMC and WTIM. Mr. Cronje joined RSMC in July 2005. Previously, he was Director, Deputy Head of Quantitative Equity Products at Schroder Investment Management Limited from October 1999 to June 2005.

The Fund's SAI provides additional information about each Fund Manager's compensation, other accounts managed by each Fund Manager and each Fund Manager's ownership of securities in the Fund.

SERVICE PROVIDERS

The chart below provides information on the Fund's primary service providers.

Asset                                   Shareholder
Management                              Services

 INVESTMENT ADVISER AND ADMINISTRATOR                TRANSFER AGENT
    Rodney Square Management Corp.                      PFPC Inc.
       1100 North Market Street                      760 Moore Road
         Wilmington, DE 19890                   King of Prussia, PA 19406

Manages the Fund's investment           Handles certain shareholder services,
activities and oversees Fund            including recordkeeping and statements,
administration and other service        payment of distributions and processing
providers.                              of buy and sell requests.

                                 WT MUTUAL FUND
                         WILMINGTON ETF ALLOCATION FUND

Fund                                    Fund Asset
Operations                              Safe Keeping

        SUB-ADMINISTRATOR AND                           CUSTODIAN
          ACCOUNTING AGENT                      Wilmington Trust Company
              PFPC Inc.                         1100 North Market Street
         301 Bellevue Parkway                     Wilmington, DE 19890
         Wilmington, DE 19809

Provides facilities, equipment and      Holds the Fund's assets, settles all
personnel to carry out administrative   portfolio trades and collects most of
services related to the Fund and        the valuation data required for
calculates the Fund's NAV and           calculating the Fund's NAV per share.
distributions.

                                  Distribution

                                   DISTRIBUTOR
                       Professional Funds Distributor, LLC
                                 760 Moore Road
                            King of Prussia, PA 19406

                         Distributes the Fund's Shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

The price of the Fund's shares is based on its net asset value ("NAV").The Fund values its assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by the Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund's sub-administrator and accounting agent, PFPC Inc. ("PFPC") determines the daily NAV per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When the Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The Fund may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Fund prices its shares. Significant events may include (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict, or (iv) significant domestic or foreign market fluctuations. The Fund's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing. In addition, foreign securities held by the Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Fund cannot be bought or sold.

PFPC determines the NAV per share of the Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in the Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation. Shares will only be priced on business days.

PURCHASE OF SHARES


A Shares are offered on a continuous basis and are sold with a front-end sales charge. The minimum initial investment amount for A Shares is $1,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington

Trust and its affiliates, and their respective spouses, parents and children. Additional investments in the Fund may be made in any amount. You may purchase shares as specified below.

FRONT-END SALES CHARGE


          In order to purchase A Shares, you will incur a front-end sales charge at the time of purchase (a "sales charge") based on the dollar amount of your purchase. The maximum initial sales charge is 3.50% of the offering price, which is reduced for purchases of $100,000 or more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reductions and Waivers". To obtain a breakpoint discount, you should inform the Fund (or your financial intermediary) at the time of purchase of the existence of all circumstances. Please provide the Fund (or your financial intermediary) with Fund account statements and the following information verifying your eligibility for a breakpoint discount:


     - Information or records regarding Fund shares held in all your accounts (e.g., retirement accounts) at your financial intermediary(ies); and

     - Information or records regarding Fund shares held at any financial intermediary by persons related to you, such as members of your family or household.


          The offering price for each A Share is the NAV plus the front-end sales charge. When you purchase A Shares in a Fund, the Fund will deduct the appropriate front-end sales charge and invest the remainder in A Shares of the Fund.



          A Shares are subject to an ongoing distribution (Rule 12b-1) fee of 0.25% of each Fund's average daily net assets attributable to A Shares. A Shares will not be subject to any contingent deferred sales charge ("CDSC" or "back-end sales charge") when they are redeemed. The sales charge is paid directly to the selling broker-dealer.


                          As a Percentage of   As a Percentage of
YOUR INVESTMENT             Offering Price       Your Investment
---------------           ------------------   ------------------
$1,000 up to $100,000            3.50%                3.63%
$100,000 up to $250,000          2.00%                2.04%
$250,000 up to $500,000          1.50%                1.52%
Over $500,000                     None                 None

SALES CHARGE REDUCTIONS AND WAIVERS


          REDUCING SALES CHARGES ON YOUR A SHARES. There are several ways you can combine multiple purchases of A Shares to take advantage of the breakpoints in the sales charge schedule. These can be combined in any manner:



     - Accumulation privilege - permits you to add the value of any A Shares that you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges.

     - Letter of intent - permits you to purchase A Shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. See the new account application and the Fund's SAI for terms and conditions.


          To use these privileges, discuss your eligibility with your financial consultant.


          NET ASSET VALUE PURCHASES. A Shares may be purchased at net asset value by:


     - Clients of financial consultants and broker-dealers who exchange their shares from an unaffiliated investment company that has a comparable sales charge, provided that such shares are purchased within sixty
          (60) days of the redemption and the exchange is effected through the same financial consultant;

     - Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with fifty (50) or more eligible employees and employer-sponsored benefit plans in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

     - Investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services;

     - "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the distributor or another broker-dealer or financial institution with respect to sales of a Fund's shares;

     - Current or retired trustees, officers and employees of the Trust, the distributor, the transfer agent, the Adviser and its affiliates, certain family members of the above persons, and trusts or plans primarily for such persons or their family members; and

     - Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the distributor.


          You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Fund's distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Fund. If you wish to purchase Fund shares through your account at Wilmington Trust or through a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

          The Fund's SAI further explains the front-end sales charge on the Fund's A Shares and is accessible, free of charge, on the Fund's website at http://www.wilmingtonfunds.com or by calling (800) 336-9970.


BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your account number. When you make purchases by check, the Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:

Regular mail:                    Overnight mail:
-------------                    ---------------
Wilmington ETF Allocation Fund   Wilmington ETF Allocation Fund
c/o PFPC Inc.                    c/o PFPC Inc.
P.O. Box 9828                    101 Sabin Street
Providence, RI 02940             Pawtucket, RI 02860-1427

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire and, if making an initial purchase, to also obtain an account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day.

Any purchase order may be rejected if the Fund determines that accepting the order would not be in its or its shareholders' best interest.

It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

REDEMPTION OF SHARES

You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day if received after 4:00 p.m. Eastern time or on a non-business day, but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or through a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.


REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange with a Wilmington Fund (a list is shown under the heading "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first; however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Fund or (F) by the Fund to cover various fees; or (iii) shares converted from one share class to another in the same Fund.

FREQUENT PURCHASES AND REDEMPTIONS: The Fund discourages frequent purchases and redemptions and the Board of Trustees has adopted policies and procedures consistent with such position (primarily, the redemption fees set forth above and the related exchange fees set forth below). The Fund is not designed to accommodate market timing or short-term trading. Frequent trades into or out of the Fund in an effort to anticipate changes in market prices of the Fund's investment portfolio is generally referred to as "market timing." The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons the Fund or the Distributor believes are engaging in similar trading activity.

Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of the Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in the Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Frequent trading by the Fund's shareholders may require the Fund to redeem its interests in one or more of its investments at an inopportune time.

Because certain of the Underlying ETFs invest significantly in foreign securities traded on markets which close prior to when such Underlying ETF determines its net asset value, market timing can cause dilution in the value of such Underlying ETF's shares held by other shareholders, including the Fund. This occurs when market timers attempt to trade shares of the Underlying ETF when the net asset value of the Underlying ETF does not reflect the value of the underlying portfolio securities. Short-term trading in small-cap ETFs may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small-cap stocks.

There is no guarantee that the Fund, the Underlying ETFs or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity or, if it is detected, to prevent its recurrence. The ability of the Fund, the Underlying ETFs and their agents to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor does not provide complete information to the Fund or their agents regarding underlying beneficial owners of Fund shares.


BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.



Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:


Regular mail:                    Overnight mail:
-------------                    ---------------
Wilmington ETF Allocation Fund   Wilmington ETF Allocation Fund
c/o PFPC Inc.                    c/o PFPC Inc.
P.O. Box 9828                    101 Sabin Street
Providence, RI 02940             Pawtucket, RI 02860-1427

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. The Fund has safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your pre-designated bank account in any commercial bank in the United States if the amount exceeds $1,000. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

In order to authorize the transfer agent to mail redemption proceeds to your account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds shares.


If shares to be redeemed represent a recent investment made by check, the Fund reserves the right to withhold the redemption proceeds until they believe that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS: If the value of your investment in the Fund falls below $500, you may be asked to increase your balance. If after 60 days the account value is still below $500, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $500 solely as a result of a reduction in your account's market value. The minimum account balance may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

EXCHANGE OF SHARES


You may exchange all or a portion of your A Shares in the Fund for A Shares of the following funds ("Wilmington Funds"):


Wilmington Aggressive Asset Allocation Fund
Wilmington Moderate Asset Allocation Fund
Wilmington Conservative Asset Allocation Fund
Wilmington Short/ Intermediate-Term Bond Fund
Wilmington Broad Market Bond Fund
Wilmington Municipal Bond Fund




Wilmington Large-Cap Core Fund
Wilmington Large-Cap Value Fund
Wilmington Large-Cap Growth Fund
Wilmington Mid-Cap Core Fund
Wilmington Small-Cap Core Fund
Wilmington Small-Cap Value Fund
Wilmington Small-Cap Growth Fund
Wilmington Multi-Manager Large-Cap Fund
Wilmington Multi-Manager Mid-Cap Fund
Wilmington Multi-Manager Small-Cap Fund
Wilmington Multi-Manager International Fund
Wilmington Multi-Manager Real Asset Fund

Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

Exchange transactions will be subject to the minimum initial investment and other requirements of the Wilmington Fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $500 in a shareholder's account for A Shares.


FEES ON EXCHANGES: If shares are held for more than 60 days, there is no fee when shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged.


Prospectuses for the A Shares of the other Wilmington Funds may be obtained, free of charge, on the Funds' website at http://www.wilmingtonfunds.com, or by calling (800) 336-9970. To obtain more information about exchanges or to place exchange orders, contact the transfer agent or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.


DISTRIBUTIONS

Distributions from the net investment income of the Fund, if any, are declared and paid quarterly to you. Any net capital gain realized by the Fund will be distributed annually.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES


As long as the Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While the Fund may invest in securities that earn interest exempt from Federal income tax, the Fund invests primarily in taxable securities. Distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional shares, are generally taxable to you as ordinary income. If the Fund has dividend income that qualifies as qualified dividend income, the maximum amount allowable will be designated by the Fund and such amount will be taxable to individual shareholders at a stated maximum rate of 15%. You will be notified following the end of the calendar year of the amount of dividends and other distributions paid that year.


Distributions of a net capital gain, if any, whether received in cash or reinvested in additional shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

It is a taxable event for you if you sell or exchange shares of the Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in the Fund. More information regarding those considerations appears in the Fund's SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

Professional Funds Distributor, LLC manages the Fund's distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates.

DISTRIBUTION FEES


The A Shares of the Fund have adopted a distribution plan under Rule 12b-1 that allows the Fund to pay a fee to the Distributor for the sale and distribution of A Shares. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum distribution fee as a percentage of the Fund's average daily net assets of its A Shares is 0.25%.


SUB-TRANSFER AGENCY FEES

The Board of Trustees has authorized the Fund to pay sub-transfer agency fees to compensate shareholder service providers who maintain a service relationship with shareholders of the Fund. Service activities provided by service providers under this plan include: (a) answering shareholders' inquiries; (b) assisting in designating and changing dividend options, account designations and addresses;
(c) establishing and maintaining shareholders' accounts and records; (d) assisting in processing Fund share purchase, exchange and redemption transactions; (e) arranging for the wiring of funds relating to transactions in Fund shares; (f) transmitting and receiving funds in connection with shareholder orders to purchase, exchange or redeem shares; (g) verifying and guaranteeing shareholder signatures in connection with redemption orders, transfers among and changes in shareholder-designated accounts; (h) providing periodic statements showing a shareholder's account balances; (i) furnishing on behalf of the Fund's distributor periodic statements and confirmations of all purchases, exchanges and redemptions of Fund shares; (j) transmitting proxy statements, annual reports, updating prospectuses and other communications from the Fund to shareholders; (k) receiving, tabulating and transmitting to the Fund proxies executed by shareholders; (l) providing reports containing state-by-state listings of the principal residences of the beneficial owners of Fund shares;
(m) completing all customer identification procedures in relation to the shareholders under the Fund's anti-money laundering program; (n) providing to shareholders all privacy notices and (o) providing other services requested by shareholders of the Fund's shares. The Adviser may provide services to some shareholders of the Fund's shares and receive a sub-transfer agency fee or may remit all or a portion of such fees to a broker or other financial institution which has contracted with the Fund ("Intermediaries").

ADDITIONAL PAYMENTS

The Adviser and/or its affiliates (other than the Fund) may pay, out of its own assets, compensation to Intermediaries in connection with the sale and distribution of Fund shares or shareholder services. These payments ("Additional Payments") would be in addition to the payments by the Fund described in this Prospectus for distribution (Rule 12b-1) or shareholder servicing and sub-transfer agency. These Additional Payments may take the form of "due diligence" payments for an Intermediary's examination of the Fund and payments for providing extra employee training and information relating to the Fund; "listing" fees for the placement of the Fund on an Intermediary's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Fund; "marketing support" fees for providing assistance in promoting the sale of the Fund's shares; and payments for the sale of shares or the maintenance of share balances. In addition, the Adviser or its affiliates may make Additional Payments for sub-accounting, administrative or shareholder processing services that are in addition to the shareholder administration, servicing and processing fees paid by the Fund. The Additional Payments made by the Adviser and its affiliates may be: (a) a fixed dollar amount; (b) based on the number of customer accounts maintained by an Intermediary; (c) based on a percentage of the value of shares sold to or held by, customers of the Intermediary involved; or (d) calculated on another basis. The Additional Payments may be different for different Intermediaries.

SHARE CLASSES


The Fund issues Institutional Shares and A Shares. Each class of shares bears a pro-rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. A Shares pay a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase A Shares.

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE OF CHARGE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. These reports will contain performance data and information on the Fund's portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION: The SAI provides additional technical and legal descriptions of the Fund's policies, investment restrictions, risks and business structure, including a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

Copies of these documents, when available, and answers to questions about the Fund may be obtained free of charge by contacting:

WT Mutual Fund
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860-1427
(800) 336-9970 9:00 a.m. to 5:00 p.m. Eastern time


The Fund's SAI, annual and semi-reports are accessible, free of charge, on the Fund's website at http://www.wilmingtonfunds.com. Reports and information about the Fund (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.


FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES OR OTHER INVESTOR SERVICES, PLEASE CALL (800)-336-9970.

            The investment company registration number is 811-08648.

                         WILMINGTON ETF ALLOCATION FUND

                                OF WT MUTUAL FUND
                              INSTITUTIONAL SHARES


                        PROSPECTUS DATED NOVEMBER 1, 2006


This prospectus gives vital information about this mutual fund, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference. Please note that this Fund:

     -    is not a bank deposit

     - is not an obligation, of or guaranteed or endorsed by, Wilmington Trust Company or any of its affiliates

     -    is not federally insured

     - is not an obligation of or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other governmental agency

     -    is not guaranteed to achieve its goal

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

TABLE OF CONTENTS

                                FUND DESCRIPTION

A look at the goals, strategies, risks, expenses and financial history of the Fund.

Summary...................................................................    1
Performance Information...................................................    4
Fees and Expenses.........................................................    5
Example...................................................................    6
Investment Objective......................................................    7
Principal Investment Strategies...........................................    7
Additional Risk Information...............................................   10
Financial Highlights......................................................   16

Details about the service providers.

                             MANAGEMENT OF THE FUND

Investment Adviser........................................................   17
Fund Managers.............................................................   17
Service Providers.........................................................   19

Policies and instructions for opening, maintaining and closing an account in the Fund.

                             SHAREHOLDER INFORMATION

Pricing of Shares.........................................................   20
Purchase of Shares........................................................   20
Redemption of Shares......................................................   22
Exchange of Shares........................................................   24
Distributions.............................................................   25
Taxes.....................................................................   25

Details on the Fund's distribution arrangements and share classes.

                            DISTRIBUTION ARRANGEMENTS

Share Classes.............................................................   27

FOR MORE INFORMATION......................................................   28

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                         WILMINGTON ETF ALLOCATION FUND

                              INSTITUTIONAL SHARES

                                FUND DESCRIPTION

SUMMARY

Investment Objective               The WILMINGTON ETF ALLOCATION FUND seeks
                                   long-term capital appreciation.

Investment Focus                   The Fund will primarily invest in Exchange
                                   Traded Funds or "ETFs."

                                   ETFs are registered investment companies whose shares are listed and traded on U.S.
                                   stock exchanges or otherwise traded in the over-the-counter market. Generally, ETFs seek to track a specified securities index or a basket of securities that an "index provider"
                                   (such as Standard & Poor's, Russell or MSCI) selects as representative of a market, market segment, industry sector, country or geographic region. An ETF portfolio generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, an ETF is designed so that its performance will correspond closely with that of the index it tracks.

Share Price Volatility             High

Principal Investment Strategies    Under normal market conditions, the Fund will
                                   invest at least 80% of its assets in exchange
                                   traded securities of other investment
                                   companies ("exchange traded funds" or
                                   "ETFs"). The Fund is advised by Rodney Square
                                   Management Corporation (the "Adviser" or
                                   "RSMC") and sub-advised by Wilmington Trust
                                   Investment Management, LLC ("WTIM"). The Fund
                                   invests its assets in ETFs in accordance with
                                   weightings determined by RSMC and WTIM.

                                   The Fund's assets will be allocated among several asset classes, including small-cap and large-cap U.S. equity, international equity in emerging and developed markets and real return assets. Please see "Investment
                                   Objective", "Principal Investment Strategies" and "Additional Risk Information" for a discussion of how the Adviser allocates and reallocates the Fund's assets among particular ETFs.

Principal Risks                    The following is a list of certain risks that
                                   may apply to your

                                   investment in the Fund.

                                   -    ASSET ALLOCATION. The Fund's investment
                                        performance depends, in part, upon how
                                        its assets are allocated and reallocated among ETFs. There is a risk that the Adviser's evaluations and assumptions regarding the Fund's asset classes or the ETFs in which the Fund invests may be inaccurate based on subsequent market conditions. There is a risk that the Fund will vary from the intended weightings in ETFs due to factors such as market fluctuations. There can be no assurance that the ETFs in which the Fund invests will achieve their investment objectives and the performance of these ETFs may be lower than the asset class that they were selected to represent.

                                   -    CONCENTRATION RISK. In connection with
                                        the asset allocation process, the Fund
                                        may from time to time, invest more than
                                        25% of its assets in one ETF. To the
                                        extent that the Fund invests a
                                        significant portion of its assets in a
                                        single ETF, it will be particularly
                                        sensitive to the risks associated with
                                        that ETF and changes in the value of
                                        that ETF may have a significant effect
                                        on the net asset value of the Fund.

                                   -    INVESTMENTS IN OTHER INVESTMENT
                                        COMPANIES AND EXPENSES. The Fund invests a substantial portion of its assets in ETFs which are registered investment companies. By investing in the Fund, you will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund's direct fees and expenses. Your cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

                                   -    NON-DIVERSIFICATION RISK: The Fund is a
                                        non-diversified investment company which means that the Fund may invest most of its assets in securities issued by, or representing, a small number of companies. As a result, the Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

                                   -    NOT INSURED-YOU COULD LOSE MONEY. An
                                        investment in the Fund is not a deposit
                                        of Wilmington Trust Company or any of
                                        its affiliates and is not insured or
                                        guaranteed by the FDIC or any other
                                        governmental agency.

                                        It is possible to lose money by
                                        investing in the Fund. There is no
                                        guarantee that the stock market or the
                                        securities in which the Fund invests
                                        will increase in value.

                                   -    NAV WILL FLUCTUATE. The Fund's share
                                        price will fluctuate in response to
                                        changes in the market value of its
                                        investments. Market value changes result from business or economic developments affecting an issuer as well as general market and economic conditions.

                                   - RISKS OF ETFS. Among the principal risks of the underlying ETFs, which could adversely affect the performance of the Fund, are:

                                        -    Asset Class Risk

                                        -    Concentration Risk

                                        -    Credit Risk

                                        -    Currency Risk

                                        -    Derivatives Risk

                                        -    Emerging Market Risk

                                        -    Foreign Security Risk

                                        -    Government Obligations Risk

                                        -    Interest Rate Risk

                                        -    IPO Risk

                                        -    Lack of Governmental Insurance or
                                             Guarantee

                                        -    Leverage Risk

                                        -    Liquidity Risk

                                        -    Management Risk

                                        -    Market Risk

                                        -    Market Trading Risks

                                        -    Non-Diversification Risk

                                        -    Opportunity Risk

                                        -    Passive Investment Risk

                                        -    Preferred Stock Risk

                                        -    Real Estate Securities Risk

                                        -    Small-Cap and Mid-Cap Company Risk

                                        -    Tracking Error Risk

                                        -    Trading Risk

                                        -    Valuation Risk

                                   -    INVESTMENT ADVISER. The performance of
                                        the Fund will depend on whether the
                                        investment adviser is successful in
                                        pursuing the investment strategy.

                                   Please see "Additional Risk Information" for a description of these principal risks and other risks associated with the

                                   Underlying ETFs.

Investor Profile                   Investors who want the value of their
                                   investment to grow and who are willing to
                                   accept more volatility for the possibility of
                                   higher returns.


PERFORMANCE INFORMATION





Performance information for the Fund is not provided because the Fund commenced operations on December 20, 2005 and, therefore does not yet have a full calendar year of performance.

FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund. The expenses are shown as a percentage of its net assets.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                   Institutional
                                                                       Shares
                                                                   -------------
Maximum sales charge (load) imposed on purchases (as a
   percentage of offering price)                                        None
Maximum deferred sales charge                                           None
Maximum sales charge imposed on reinvested dividends (and other
   distributions)                                                       None
Redemption fee(1)                                                      1.00%
Exchange fee(1)                                                        1.00%

----------
(1) Institutional Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                          Institutional
                                              Shares
                                          -------------
Management fees                               0.50%
Distribution (Rule 12b-1) fees                 None
Other expenses (1)                            1.74%
TOTAL ANNUAL FUND OPERATING EXPENSES          2.24%
Waivers/Reimbursements(2, 3)                  1.54%
NET ANNUAL FUND OPERATING EXPENSES(2, 3)      0.70%



----------
(1) The Fund will indirectly pay a portion of the expenses of the ETFs in which the Fund invests. "Other expenses" do not include these expenses, which range from 0.15% to 0.75% annually, as a percentage of such ETFs' average daily net assets. The Fund's estimated indirect expense from investing in ETFs, based on its average holding of each ETF during the fiscal period ended June 30, 2006, is approximately 0.26%.



(2) The investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse the Fund for other expenses to the extent that "Total annual Fund operating expenses," excluding class-specific expenses (such as Rule 12b-1, shareholder service or transfer agency fees), exceed 0.70% through July 1, 2011.


(3) The sub-administrator and accounting agent has a contractual obligation through September 2008 to waive certain flat rate fees associated with a Fund with average daily net assets below $75 million.

EXAMPLE

This Example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

     -    you reinvested all dividends and other distributions;

     -    the average annual return was 5%;

     - the Fund's operating expenses (reflecting any contractual waivers or reimbursements) were charged and remained the same over the time periods. (Fees and expenses paid by the underlying ETFs are not included.); and

     -    you redeemed all of your investment at the end of each time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


            Institutional
               Shares
            -------------
1 Year          $   72
3 Years         $  224
5 Years         $  390
10 Years        $1,871


The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns of Institutional Shares, either past or future.

INVESTMENT OBJECTIVE

The WILMINGTON ETF ALLOCATION FUND seeks long-term capital appreciation. This investment objective may be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest at least 80% of its assets in exchange traded securities of other investment companies ("exchange traded funds" or "ETFs"). The Fund invests its assets in ETFs in accordance with weightings determined by the investment adviser. This 80% policy may be changed without shareholder approval upon 60 days written notice to shareholders.

The Adviser believes that investments in ETFs provide the Fund with a cost-effective means of creating a portfolio that provides investors with exposure to a broad range of U.S. and non-U.S. equity securities. The ETFs in which the Fund may invest are referred to herein as the "Underlying ETFs."

The Fund's sub-adviser uses a two-stage asset allocation process to create an investment portfolio of ETFs for the Fund. The first stage is a strategic asset allocation to determine the percentage of the Fund's investable assets to be invested in specific asset classes based on market (U.S./international), market capitalization (large-cap/small-cap), style (growth/value), or industry (real estate). The Adviser allocates a portion of the Fund's assets to ETFs that invest in "Real Return" assets such as REITs, Treasury Inflation Protected Securities ("TIPS") or commodity-related securities. The Adviser determines, monitors and may periodically adjust asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets and various segments within those markets. The following table illustrates the Fund's allocation among asset classes (the allocations and actual holdings will vary from time to time):

U.S. EQUITY            50% TO 95%
   Large-Cap Core       0% to 95%
   Large-Cap Growth     0% to 95%
   Large-Cap Value      0% to 95%
   Small-Cap Core       0% to 95%
   Small-Cap Growth     0% to 95%
   Small-Cap Value      0% to 95%
"REAL RETURN" ASSETS    0% TO 15%

INTERNATIONAL EQUITY    0% TO 35%
   Developed Markets    0% to 30%
   Emerging Markets     0% to 15%

The second stage involves the selection of Underlying ETFs to represent the asset classes and the determination of weightings among the Underlying ETFs for the Fund. The Fund may invest in any or all of the Underlying ETFs within an asset class, but will not normally invest in every

Underlying ETF at one time. For cash management purposes, the Fund may hold a portion of its assets in U.S. Government securities, cash or cash equivalents. The Fund may also invest in money market funds that are series of WT Mutual Fund. There are certain risk factors associated with each of these securities that could affect the performance of the Underlying ETFs, which could, in turn, adversely affect the performance of the Fund. Please see "Investment Strategies and Risks of the Underlying ETFs" for a description of the principal risks associated with the Underlying ETFs.

The Adviser monitors the Fund's holdings daily to ensure that the Underlying ETFs and the Fund's actual allocations continue to conform to the Fund's asset allocations over time. The Adviser may rebalance the Fund's investments in the Underlying ETFs, as it deems appropriate to bring the portfolio back within the asset allocations. The Adviser may change the asset allocations or the Underlying ETFs or the allocation weightings without prior approval from shareholders.


While the primary focus of the Fund is the allocation of its assets among ETFs, the Fund may, subject to its policy to invest 80% of its assets in ETFs, invest in equity and fixed income securities and other types of securities when the Adviser believes they offer more attractive opportunities. Accordingly, the Fund may hold positions in common stocks of domestic and foreign companies and corporate or government bonds from time to time. In addition, the Fund may invest in derivative instruments, such as future contracts, forward contracts, option contracts, swap agreements, and options on future contracts. The Fund's investment in these types of securities are subject to: market risk; foreign security risk; derivatives risk; small company risk; currency risk; emerging market risk; real estate securities risk; trading risk; lack of governmental insurance or guarantee. These risks are described below under "Principal Risks of the Underlying ETFs."


LIMITATIONS ON INVESTING IN OTHER INVESTMENT COMPANIES. Generally, under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund may not acquire shares of another investment company (including Underlying ETFs and other registered investment companies) (i) if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of an Underlying ETF's or other investment company's total outstanding shares, (ii) if the Fund's investment in securities of an Underlying ETF or other investment company would be more than 5% of the value of the total assets of the Fund, or
(iii) if more than 10% of its total assets would be invested in investment companies, including the Underlying ETFs. The Securities and Exchange Commission (the "SEC") has granted orders for exemptive relief to several ETFs that permit investments in those ETFs by other investment companies (such as the Fund) in excess of these limits. The Fund's ability to invest in Underlying ETFs will be severely constrained unless the Underlying ETFs have received such an order from the SEC and the Underlying ETF and the Fund take appropriate steps to comply with certain terms and conditions in such order.

The SEC has issued such an exemptive order to several ETFs, which permits investment companies, including the Fund, to invest in such Underlying ETFs beyond the limitations in the 1940 Act, subject to certain terms and conditions, including that such investment companies enter into an agreement with the Underlying ETFs before investing in them in excess of the 1940 Act's limitations. Certain Underlying ETFs are also known as "iShares(R)"(1) which are series of iShares Trust and iShares, Inc. To the extent other ETFs obtain similar exemptive relief from the SEC, the Fund may seek to qualify to invest in such other ETFs in excess of the limitations set forth in the 1940 Act. If such relief is granted by the SEC, the Fund may invest up to 25% of its assets in any one Underlying ETF, subject to certain terms and conditions to be contained in the order granting such relief.

To the extent the limitations of the 1940 Act apply to certain Underlying ETFs, such limitations may prevent the Fund from allocating its investments in the manner that the Adviser considers optimal, or cause the Adviser to select a similar index or sector-based mutual fund or other investment company ("Other Investment Companies"), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers) ("Stock Baskets") as an alternative. The Fund may also invest in Other Investment Companies or Stock Baskets when the Adviser believes they represent more attractive opportunities than similar Underlying ETFs.

The Fund invests a substantial portion of its assets in the Underlying ETFs. Accordingly, the Fund's performance depends upon a favorable allocation among the Underlying ETFs as well as the ability of the Underlying ETFs to generate favorable performance.


In anticipation of or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may, regardless of its normal asset class allocation, temporarily hold all or a portion of its assets in U.S. Government securities, money market funds, cash or cash equivalents. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that the Fund will achieve its investment objective.


INVESTMENT STRATEGIES AND RISKS OF THE UNDERLYING ETFS. Information about the Fund's principal investments, investment practices and principal risks appear above. The information below describes in greater detail the investment strategies and risks pertinent to the Underlying ETFs. The list of Underlying ETFs may change from time to time at the Adviser's discretion.

The following table identifies some of the ETFs the Fund may use as an Underlying ETF and their asset category.

                                    UNDERLYING ETF/TRACKING INDEX
ASSET CATEGORY                      (TICKER SYMBOL)
--------------                      -----------------------------
Large-Cap                           iShares Russell 1000 Index (IWB)
                                    iShares S&P 500 (IVV)

Large-Cap Growth                    iShares Russell 1000 Growth Index (IWF)
                                    iShares S&P 500/Barra Growth Index (IVW)

Large-Cap Value                     iShares Russell 1000 Value Index (IWD)

----------
(1) iShares is a registered mark of Barclays Global Investors, N.A. ("BGI"). The Fund is not sponsored, endorsed, sold, or promoted by BGI. BGI makes no representations or warranties to the shareholders of the Fund or any member of the public regarding the advisability of investing in the Fund. BGI has no obligation or liability in connection with the operation, marketing, trading or sale of the Fund.

                                    iShares S&P 500/Barra Value Index (IVE)

Small-Cap                           iShares Russell 2000 Index (IWM)
                                    iShares S&P SmallCap 600 Index (IJR)

Small-Cap Growth                    iShares Russell 2000 Growth Index (IWO)
                                    iShares S&P SmallCap/Barra 600 Growth
                                    Index (IJT)

Small-Cap Value                     iShares Russell 2000 Value Index (IWN)
                                    iShares S&P SmallCap/Barra 600 Value
                                    Index (IJS)

REITS/Real Estate Industry          iShares Cohen & Steers Realty Majors
                                    Index (ICF)
                                    iShares Dow Jones Real Estate Sector
                                    Index (IYR)

International - Developed Markets   iShares MSCI EAFE Index (EFA)

International - Emerging Markets    iShares MSCI Emerging Markets Index (EEM)

In addition to purchasing the securities of its respective index, some or all of the Underlying ETFs may to varying extents: borrow money; lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in foreign securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and other types of securities and investment techniques used by the Underlying ETFs have attendant risks. The Fund is indirectly subject to some or all of these risks to varying degrees because it normally invests a substantial portion of its assets in Underlying ETFs.

ADDITIONAL UNDERLYING ETFS. In addition to the Underlying ETFs listed above, the Fund may invest in additional Underlying ETFs, including those that may become available for investment in the future, at the discretion of the Adviser and without shareholder approval or notice.

ADDITIONAL RISK INFORMATION

The following principal risks are associated with investments in the Underlying ETFs and, indirectly, with your investment in the Fund. Each Underlying ETF may be subject to additional risks other than those described below because the types of investments made by an Underlying ETF can change over time. The summary is not intended to be exhaustive. For additional technical and legal descriptions of these risks and the securities and investment techniques used by an Underlying ETF, please refer to the SAI.

     - ASSET CLASS RISK: The returns from the types of securities in which an ETF invests may underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of out-performance and underperformance in comparison to the general securities markets.

     - CONCENTRATION RISK: If the underlying index of an ETF concentrates in a particular industry, group of industries or sector, that ETF may be adversely affected by the performance of those securities and may be subject to price volatility. In addition, an ETF that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political or regulatory occurrence affecting that industry or group of industries.

     - CREDIT RISK: The risk that the issuer of a security or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

     - CURRENCY RISK: The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency; therefore, changes in foreign currency exchange rates can affect the net asset value of a fund. Because each ETF's NAV is determined on the basis of U.S. dollars, the Fund may lose money by investing in an ETF if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the ETF's holdings goes up.

     - DERIVATIVES RISK: A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. Each ETF may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus an ETF's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

     - EMERGING MARKET RISK: Some foreign markets in which ETFs invest are considered to be emerging markets. Investment in these emerging markets subjects an ETF to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

     - FOREIGN SECURITY RISK: Certain ETFs invest entirely within the equity markets of a single country or region. These markets are subject to special risks associated with foreign investment including, but not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets; less publicly available information about issuers; the imposition of taxes; higher transaction and custody costs; settlement delays and risk of loss; difficulties in enforcing contracts; less liquidity and smaller market capitalizations; less regulation of securities markets; different accounting and disclosure standards; governmental interference; higher inflation; social, economic and political uncertainties; the risk of expropriation of assets; and the risk of war.

     - GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.



     - INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values. The yield earned by an Underlying ETF will vary with changes in interest rates.

     - IPO RISK: An Underlying ETF may acquire common and preferred stock of issuers in an initial public offering (IPO). Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. An Underlying ETF may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a small component of an Underlying ETF's portfolio as the Underlying ETF's assets increase (and thus have a more limited effect on performance).

     - LACK OF GOVERNMENTAL INSURANCE OR GUARANTEE: An investment in an ETF is not a deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

     - LEVERAGE RISK: The risk associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into larger changes in value.

     - LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

     - MANAGEMENT RISK: Because an ETF may not fully replicate its underlying index and may hold securities not included in its underlying index, an ETF is subject to management risk. This is the risk that the investment strategy used by an ETF's investment adviser, the implementation of which is subject to a number of constraints, may not produce the intended results.

     - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Each ETF's NAV will fluctuate in response to changes in these factors. You could lose money over short periods due to fluctuation in an ETF's NAV in response to market movements, and over longer periods during market downturns.

     -    MARKET TRADING RISKS:

          Absence of Prior Active Market: Although the shares of the ETFs in which the Fund invests are listed for trading on national securities exchanges and certain foreign exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

          Lack of Market Liquidity: Secondary market trading in ETF shares may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in ETF shares is subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules. There can be no assurance that the requirements necessary to maintain the listing of the shares of any ETF will continue to be met or will remain unchanged.

          Shares of an ETF May Trade at Prices Other Than NAV: Shares of an ETF may trade at, above or below their NAV. The per share NAV of an ETF will fluctuate with changes in the market value of such ETF's holdings. The trading prices of an ETF's shares will fluctuate in accordance with changes in its NAV as well as market supply and demand. However, given that shares can be created and redeemed only in large blocks of shares ("Creation Units") at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), it is likely that large discounts or premiums to the NAV of an ETF's shares should not be sustained.

     - NON-DIVERSIFICATION RISK: An ETF may be classified as "non-diversified." This means that each ETF may invest most of its assets in securities issued by or representing a small number of companies. As a result, an ETF may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

     - OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

     - PASSIVE INVESTMENT RISK: Most ETFs are not actively managed. An ETF may be affected by a general decline in the U.S. or foreign market segments relating to its underlying index. Each ETF invests in the securities included in, or representative of, its underlying index regardless of their investment merit. The investment adviser to an ETF does not attempt to take defensive positions in declining markets.

     - PREFERRED STOCK RISK: The value of a preferred stock is affected by interest rates, the credit quality of the issuing corporation and any call provisions. There is also the risk that the corporation issuing the preferred stock will not make the expected dividend payments.



     - REAL ESTATE SECURITIES RISK: Real estate securities are issued by "real estate companies" which are domestic and foreign companies that are primarily engaged in the real estate industry, including real estate investment trusts or "REITs." Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company's shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. Many real estate companies, including REITs, use leverage, which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to a real estate company's leveraging may affect its ability to operate effectively. Risks may also arise where real estate companies fail to carry adequate insurance or where a real estate company may become liable for removal or other costs related to environmental contamination. In addition, an economic downturn could have a material adverse effect on the real estate markets and on the real estate companies in which an Underlying ETF invests.

          In addition, REITs are not diversified by industry and, therefore, their value may fluctuate more widely and they may be subject to greater risks, than if they invested more broadly. Since REITs have expenses of their own, an Underlying ETF will bear a proportionate share of the expenses in addition to those expenses of the Fund.

     - SMALL-CAP AND MID-CAP COMPANY RISK: Certain ETFs only invest in small-cap and mid-cap companies. Small-cap and mid-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments. Small-cap and mid-cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of large-cap companies and therefore may involve greater risk.

     - TRACKING ERROR RISK: Imperfect correlation between an ETF's securities and those in its underlying index, rounding of prices, changes to the underlying indices and regulatory policies may cause an ETF's performance to vary from the performance of its underlying index. This is called "tracking error." Tracking error may also result because the ETF incurs fees and expenses while its underlying index does not incur such expenses.

     - TRADING RISK: While the creation/redemption feature of ETFs is designed to make it likely that shares of ETFs will trade close to their NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from NAV.

     - VALUATION RISK: The risk that an Underlying ETF has valued certain of its securities at a higher price than it can sell them.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the period of its operation. Certain information reflects financial results for a single Institutional Share of the Fund. The total return in the table represents the rate that you would have earned (or lost) on an investment in a Fund assuming reinvestment of all dividends and other distributions. Financial highlights have been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available without charge on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970.


WILMINGTON ETF ALLOCATION FUND - INSTITUTIONAL SHARES


                                                        For the Period
                                                     December 20, 2005(1)
                                                            through
                                                         June 30, 2006
                                                     --------------------
NET ASSET VALUE - BEGINNING OF PERIOD ............         $ 10.00
                                                           -------
INVESTMENT OPERATIONS:
   Net investment income (2) .....................            0.06
   Net realized and unrealized gain on
      investments ................................            0.45
                                                           -------
      Total from investment operations ...........            0.51
                                                           -------
DISTRIBUTIONS:
   From net investment income ....................           (0.01)
                                                           -------
      Total distributions ........................           (0.01)
                                                           -------
NET ASSET VALUE - END OF PERIOD ..................         $ 10.50
                                                           =======
TOTAL RETURN .....................................            5.11%**

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations ..............            0.70%*
      Excluding expense limitations ..............            2.24%*
   Net investment income .........................            1.03%*
Portfolio turnover rate ..........................              58%**
Net assets at the end of period (000 omitted) ....         $20,441



----------
*    Annualized.



**   Not annualized



(1)  Commencement of operations.



(2) The net investment income per share was calculated using the average shares outstanding method.

                             MANAGEMENT OF THE FUND

The Board of Trustees of WT Mutual Fund (the "Trust"), the investment company of which the Fund is a series, has oversight responsibility for the management, activities and affairs of the Trust and has approved contracts with various organizations to provide the day-to-day management required by the Trust and its shareholders.

INVESTMENT ADVISER


Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, serves as investment adviser to the Fund. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of the Fund in accordance with its investment objective, policies and limitations. RSMC provides services exclusively to investment companies sponsored by it or its affiliates. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, is responsible for the day-to-day management of the Fund and also provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. As of September 30, 2006, RSMC had $6.15 billion in assets under management.


The Fund pays an advisory fee to RSMC at an annual rate of 0.50% on the first $1 billion of the Fund's average daily net assets, 0.45% on the next $1 billion and 0.40% of the Fund's average daily net assets in excess of $2 billion. In addition, the Fund indirectly pays its proportionate share of the advisory and sub-advisory fees paid by the Underlying ETFs. WTIM may receive a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee. The fee shall be payable monthly as soon as practicable after the last day of each month.

FUND MANAGERS


The day-to-day management of the Fund is the responsibility of a group of WTIM investment professionals, who determine the Fund's asset allocations based, in part, upon asset allocation strategy models prepared by the Investment Strategy Team. The Investment Strategy Team is comprised of investment professionals ("Fund Managers") at RSMC and WTIM who meet regularly to formulate the asset allocation strategy models based upon various factors, including current market and economic conditions, for use by RSMC and its affiliates in their investment management activities. The senior members of the Fund's management team who are jointly and primarily responsible for the Fund's day-to-day management are set forth below.


ROBERT E. REISER is a Vice President of RSMC and WTIM. He has been the Chief Investment Strategist at WTIM since June 2004 and Vice President of RSMC since 2003. Previously, he was Executive Vice President and Chief Investment Officer, Balentine & Company from 1999 to 2003. As Chief Investment Strategist, Mr. Reiser is responsible for overseeing Wilmington

Trust's asset allocation policy, independent manager selection, evaluation of new investment opportunities and tactical portfolio rebalancing strategies.

R. SAMUEL FRAUNDORF, CFA, CPA has been Vice President and Director of Manager Research at Wilmington Trust Company, RSMC, and WTIM since 2004. Previously, he was Senior Manager, KPMG Investment Advisors from 1999 to 2004. Mr. Fraundorf is responsible for overseeing Wilmington Trust's investment manager selection process, including manager searches, due diligence processes and implementation strategies to either include or remove these managers. His responsibilities also include research on the portfolio construction process (i.e., the allocation among managers within a fund).

ADRIAN CRONJE, PH.D., CFA is a Vice President and Director of Asset Allocation of RSMC and WTIM. Mr. Cronje joined RSMC in July 2005. Previously, he was Director, Deputy Head of Quantitative Equity Products at Schroder Investment Management Limited from October 1999 to June 2005.

The Fund's SAI provides additional information about each Fund Manager's compensation, other accounts managed by each of the Fund Managers and each Fund Manager's ownership of securities in the Fund.

SERVICE PROVIDERS

The chart below provides information on the Fund's primary service providers.

Asset                                   Shareholder
Management                              Services

 INVESTMENT ADVISER AND ADMINISTRATOR                TRANSFER AGENT

    Rodney Square Management Corp.                      PFPC Inc.
       1100 North Market Street                      760 Moore Road
         Wilmington, DE 19890                   King of Prussia, PA 19406

Manages the Fund's investment           Handles certain shareholder services,
activities and oversees Fund            including recordkeeping and statements,
administration and other service        payment of distributions and processing
providers.                              of buy and sell requests.

                                 WT MUTUAL FUND

                         WILMINGTON ETF ALLOCATION FUND

Fund                                    Fund Asset
Operations                              Safe Keeping

        SUB-ADMINISTRATOR AND                           CUSTODIAN
           ACCOUNTING AGENT

              PFPC Inc.                         Wilmington Trust Company
         301 Bellevue Parkway                   1100 North Market Street
         Wilmington, DE 19809                     Wilmington, DE 19890

Provides facilities, equipment and      Holds the Fund's assets, settles all
personnel to carry out administrative   portfolio trades and collects most of
services related to the Fund and        the valuation data required for
calculates the Fund's NAV and           calculating the Fund's NAV per share.
distributions.

                       Distribution

                                   DISTRIBUTOR

                       Professional Funds Distributor, LLC
                                 760 Moore Road
                            King of Prussia, PA 19406

                         Distributes the Fund's Shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

The price of the Fund's shares is based on its net asset value ("NAV"). The Fund values its assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by the Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund's sub-administrator and accounting agent, PFPC Inc. ("PFPC"), determines the daily NAV per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When the Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The Fund may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Fund prices its shares. Significant events may include (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict, or (iv) significant domestic or foreign market fluctuations. The Fund's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing. In addition, foreign securities held by the Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Fund cannot be bought or sold.

PFPC determines the NAV per share of the Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in the Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation. Shares will only be priced on business days.

PURCHASE OF SHARES

Institutional Shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment amount for Institutional Shares is $500,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

Additional investments in the Fund may be made in any amount. You may purchase shares as specified below.


You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Fund's distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Fund. If you wish to purchase Fund shares through your account at Wilmington Trust or through a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.


BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your account number. When you make purchases by check, the Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:

Regular mail:                    Overnight mail:
-------------                    ---------------
Wilmington ETF Allocation Fund   Wilmington ETF Allocation Fund
c/o PFPC Inc.                    c/o PFPC Inc.
P.O. Box 9828                    101 Sabin Street
Providence, RI 02940             Pawtucket, RI 02860-1427

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire and, if making an initial purchase, to also obtain an account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day.

Any purchase order may be rejected if the Fund determines that accepting the order would not be in its or its shareholders' best interest.

It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

REDEMPTION OF SHARES


You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day if received after 4:00 p.m. Eastern time or on a non-business day, but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or through a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.


REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange with a Wilmington Fund (a list is shown under the heading "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first; however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Fund or (F) by the Fund to cover various fees; or (iii) shares converted from one share class to another in the same Fund.

FREQUENT PURCHASES AND REDEMPTIONS: The Fund discourages frequent purchases and redemptions and the Board of Trustees has adopted policies and procedures consistent with such position (primarily, the redemption fees set forth above and the related exchange fees set forth below). The Fund is not designed to accommodate market timing or short-term trading. Frequent trades into or out of the Fund in an effort to anticipate changes in market prices of the Fund's investment portfolio is generally referred to as "market timing." The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons the Fund or the Distributor believes are engaging in similar trading activity.

Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of the Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in the Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Frequent trading by the Fund's shareholders may require the Fund to redeem its interests in one or more of its investments at an inopportune time.

Because certain of the Underlying ETFs invest significantly in foreign securities traded on markets which close prior to when such Underlying ETF determines its net asset value, market timing can cause dilution in the value of such Underlying ETF's shares held by other shareholders, including the Fund. This occurs when market timers attempt to trade shares of the Underlying ETF when the net asset value of the Underlying ETF does not reflect the value of the underlying portfolio securities. Short-term trading in small-cap ETFs may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small-cap stocks.

There is no guarantee that the Fund, the Underlying ETFs or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity or, if it is detected, to prevent its recurrence. The ability of the Fund, the Underlying ETFs and their agents to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor does not provide complete information to the Fund or their agents regarding underlying beneficial owners of Fund shares.


BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.



Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:


Regular mail:                    Overnight mail:
-------------                    ---------------
Wilmington ETF Allocation Fund   Wilmington ETF Allocation Fund
c/o PFPC Inc.                    c/o PFPC Inc.
P.O. Box 9828                    101 Sabin Street
Providence, RI 02940             Pawtucket, RI 02860-1427

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. The Fund has safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your pre-designated bank account in any commercial bank in the United States if the amount exceeds $1,000. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.


In order to authorize the transfer agent to mail redemption proceeds to your account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds shares.


If shares to be redeemed represent a recent investment made by check, the Fund reserves the right to withhold the redemption proceeds until they believe that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS: If the value of your investment in the Fund falls below $50,000, you may be asked to increase your balance. If after 60 days, the account value is still below $50,000, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $50,000 solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

EXCHANGE OF SHARES

You may exchange all or a portion of your Institutional Shares in the Fund for Institutional Shares of the following funds ("Wilmington Funds"):

Wilmington Aggressive Asset Allocation Fund
Wilmington Moderate Asset Allocation Fund
Wilmington Conservative Asset Allocation Fund
Wilmington Prime Money Market Fund
Wilmington U.S. Government Money Market Fund
Wilmington Tax-Exempt Money Market Fund
Wilmington Short/ Intermediate-Term Bond Fund
Wilmington Broad Market Bond Fund
Wilmington Municipal Bond Fund




Wilmington Large-Cap Core Fund
Wilmington Large-Cap Value Fund
Wilmington Large-Cap Growth Fund
Wilmington Mid-Cap Core Fund
Wilmington Small-Cap Core Fund

Wilmington Small-Cap Value Fund
Wilmington Small-Cap Growth Fund
Wilmington Multi-Manager Large-Cap Fund
Wilmington Multi-Manager Mid-Cap Fund
Wilmington Multi-Manager Small-Cap Fund
Wilmington Multi-Manager International Fund
Wilmington Multi-Manager Real Asset Fund

Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

Exchange transactions will be subject to the minimum initial investment and other requirements of the Wilmington Fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $50,000 in a shareholder's account for Institutional Shares.

FEES ON EXCHANGES: If shares are held for more than 60 days, there is no fee when shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged.

Prospectuses for the Institutional Shares of the other Wilmington Funds may be obtained, free of charge, on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970. To obtain more information about exchanges or to place exchange orders, contact the transfer agent or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.

DISTRIBUTIONS

Distributions from the net investment income of the Fund, if any, are declared and paid quarterly to you. Any net capital gain realized by the Fund will be distributed annually.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

As long as the Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While the Fund may invest in securities that earn interest exempt from Federal income tax, the Fund invests primarily in taxable securities. Distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional shares, are generally taxable to you as ordinary income. If the Fund has dividend income that qualifies as qualified dividend income, the maximum amount allowable will be designated by the Fund and such amount will be taxable to individual shareholders at a stated maximum rate of 15%. You will be notified following the end of the calendar year of the amount of dividends and other distributions paid that year.


Distributions of a net capital gain, if any, whether received in cash or reinvested in additional shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

It is a taxable event for you if you sell or exchange shares of the Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in the Fund. More information regarding those considerations appears in the Fund's SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

Professional Funds Distributor, LLC manages the Fund's distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates.

SHARE CLASSES


The Fund issues Institutional Shares and A Shares. Each class of shares bears a pro rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. The Institutional Shares of the Fund do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares. Institutional Shares are offered to retirement plans and other institutional investors. A Shares are offered in a separate prospectus with a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase A Shares.

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE OF CHARGE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. These reports will contain performance data and information on the Fund's portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION: The SAI provides additional technical and legal descriptions of the Fund's policies, investment restrictions, risks and business structure, including a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

Copies of these documents, when available, and answers to questions about the Fund may be obtained free of charge by contacting:

WT Mutual Fund
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860-1427
(800) 336-9970 9:00 a.m. to 5:00 p.m. Eastern time


The Fund's SAI, annual and semi-reports are accessible, free of charge, on the Fund's website at http://www.wilmingtonfunds.com. Reports and information about the Fund (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.


FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES OR OTHER INVESTOR SERVICES, PLEASE CALL (800)-336-9970.

            The investment company registration number is 811-08648.

              WILMINGTON FUNDAMENTALLY WEIGHTED LARGE COMPANY FUND



                                OF WT MUTUAL FUND
                                    A SHARES


                          PROSPECTUS DATED ______, 2006

This prospectus gives vital information about this mutual fund, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference. Please note that this Fund:

          -    is not a bank deposit

          - is not an obligation of, or guaranteed or endorsed by, Wilmington Trust Company or any of its affiliates

          -    is not federally insured

          - is not an obligation of, or guaranteed or endorsed or otherwise supported by, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other governmental agency

          -    is not guaranteed to achieve its goal


A Shares of the Fund are offered with a front-end sales charge except for certain persons eligible to purchase A Shares at Net Asset Value. See "Sales Charge Reductions and Waivers."


These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

TABLE OF CONTENTS


                                FUND DESCRIPTION

A look at the goal, strategies, risks and expenses of the Fund.

   Summary.................................................................
   Performance Information.................................................
   Fees and Expenses.......................................................
   Example.................................................................

                        ADDITIONAL INVESTMENT INFORMATION

   Investment Objective....................................................
   Principal Investment Strategies.........................................
   Additional Risk Information.............................................

                             MANAGEMENT OF THE FUND

Details about the service providers.

   Investment Adviser......................................................
   Fund Management.........................................................
   Service Providers.......................................................

                             SHAREHOLDER INFORMATION

Policies and instructions for opening, maintaining and closing an account in the Fund.

   Pricing of Shares.......................................................
   Purchase of Shares......................................................
   Front-End Sales Charge..................................................
   Redemption of Shares....................................................
   Exchange of Shares......................................................
   Distributions...........................................................
   Taxes...................................................................

                            DISTRIBUTION ARRANGEMENTS

Details on the Fund's distribution arrangements, Rule 12b-1 fees and share classes.

   Distribution Fees.......................................................
   Sub-Transfer Agency Fees................................................
   Additional Payments.....................................................
   Share Classes...........................................................

FOR MORE INFORMATION.......................................................

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

              WILMINGTON FUNDAMENTALLY WEIGHTED LARGE COMPANY FUND



                                    A SHARES


                                FUND DESCRIPTION

SUMMARY


Investment Objective              The WILMINGTON FUNDAMENTALLY WEIGHTED LARGE
                                  COMPANY FUND seeks long-term capital
                                  appreciation.

Investment Focus                  Equity securities

Share Price Volatility            High

Principal Investment Strategies   Under normal market conditions, the Fund will
                                  invest at least 80% of its assets in a
                                  diversified portfolio of equity securities.

                                  The investment adviser uses a proprietary, quantitative investment process to construct a portfolio of stocks of large companies as measured by several fundamental metrics of company size, including: (i) book value; (ii) sales; (iii) operating earnings; (iv) net income; (v) dividends; and (vi) free cash flow.

                                  The investment adviser will also utilize tax loss harvesting, which is an investment technique intended to reduce the realized net investment income of the Fund which will have the effect of limiting the taxes currently payable by shareholders. Such techniques will not eliminate tax liability but may serve to defer the tax liability of shareholders consistent with the investment objective and policies of the Fund.

                                  The Fund is advised by Rodney Square
                                  Management Corporation (the "Adviser" or
                                  "RSMC") and sub-advised by Wilmington Trust
                                  Investment Management, LLC ("WTIM").

Principal Risks                   The Fund is subject to the risks summarized
                                  below and further described under the heading
                                  "Principal Investment Risks."

                                  -    An investment in the Fund is not a
                                       deposit of Wilmington Trust Company or
                                       any of its affiliates and is not insured or guaranteed by the FDIC or any other governmental agency.

                                  - It is possible to lose money by investing in the Fund. There is no guarantee that the stock market or the stocks that the Fund holds will increase in value.

                                  - The Fund's share price will fluctuate in response to changes in the market value of the Fund's investments. Market value changes result from business developments affecting an issuer, as well as general equity market and economic conditions.

                                  -    The performance of the Fund will depend
                                       on whether the investment adviser is
                                       successful in pursuing the investment
                                       strategy.

                                  Please see "Principal Investment Risks" for a description of these principal risks and other risks associated with the Fund.

Investor Profile                  Investors who want the value of their
                                  investment to grow and who are willing to
                                  accept more volatility for the possibility of
                                  higher returns.

PAST PERFORMANCE

Because the Fund had not yet commenced operations as of the date of this Prospectus, no performance figures are yet available.

FEES AND EXPENSES


The table below describes the fees and expenses that you may pay if you buy and hold A Shares of the Fund.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                    Class A
                                                                     Shares
                                                                    -------
Maximum sales charge (load) imposed on purchases (as a percentage
   of offering price) (1)                                            3.50%
Maximum deferred sales charge                                        None
Maximum sales charge imposed on reinvested dividends (and other
   distributions)                                                    None
Redemption fee (2)                                                   1.00%
Exchange fee (2)                                                     1.00%


----------
1 Lower front-end sales charges for A Shares may be available with the purchase of $100,000 or more. See "Front-End Sales Charge" for additional information.



2 A Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                       Class A
                                        Shares
                                       -------
Management fees                         0.50%
Distribution (Rule 12b-1) fees          0.25%
Other expenses (1)                      2.49%
Total annual Fund operating expenses    3.24%
Waivers/Reimbursements (2,3)           (2.19)%
Net annual Fund operating
   expenses (2,3)                       1.05%


----------
1 The Fund was not operational as of the date of this prospectus. Therefore, "Other expenses" listed in the table are based on estimates for the current fiscal year; actual expenses may vary. "Other expenses" may include certain class-specific expenses; as a result "Other expenses" may differ from other classes offered by the Fund.



2 The investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse the Fund through January 1, 2009 for other expenses to the extent that "Total annual Fund operating expenses," excluding class-specific expenses (such as Rule 12b-1, shareholder service or transfer agency fees), exceed 0.70%.



3 The sub-administrator and accounting agent has a contractual obligation through September 2008 to waive certain flat rate fees associated with a Fund with average daily net assets below $75 million.

EXAMPLE



This Example is intended to help you compare the cost of investing in A Shares of the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:


          -    you reinvested all dividends and other distributions;

          -    the average annual return was 5%;

          - the Fund's total operating expenses (reflecting applicable contractual waivers or reimbursements) are charged and remain the same over the time periods; and

          - you redeemed all of your investment at the end of each time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


             A Shares
             --------
1 Year         $453
3 Years        $672


The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                   INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT
                         STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE


The WILMINGTON FUNDAMENTALLY WEIGHTED LARGE COMPANY FUND seeks long-term capital appreciation. This investment objective may be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest at least 80% of its assets in a diversified portfolio of equity securities. This 80% policy may be changed without shareholder approval upon 60 days' written notice to shareholders.


The Adviser will invest in large companies included in the Russell 1000 Index based upon their fundamental characteristics (such as average book value, average sales, average net income, average operating income, average dividends, average cash flow).



Construction of the Fund's investment portfolio is highly quantitative. The Fund's investment portfolio is constructed using the Adviser's proprietary investment process using information derived from publicly reported financial information. Using this proprietary process, the Adviser constructs a portfolio of stocks of large companies as measured by several fundamental metrics of company size, including: (i) book value; (ii) sales; (iii) operating earnings;
(iv) net income; (v) dividends; and (vi) free cash flow. It is anticipated that the Fund will invest in a diversified portfolio of approximately 500 securities selected from the constituent securities of the Russell 1000 Index. The Adviser retains discretion to add, delete or revise the factors utilized and process applied to select the securities for purchase by the Fund.


The investment strategy used by the Fund is unlike quantitative investment strategies that use stock market capitalization as the basis for portfolio construction. Recent academic and financial research indicates that mis-priced securities in the stock market, if they exist, would cause capitalization-weighted indices to overweight or underweight constituent securities relative to their real value. The Adviser attempts to mitigate potential stock pricing errors by compiling an investment portfolio based on metrics of company size based on a company's financials rather than on its stock market capitalization. The research has shown that an index that weights stocks based on these measures of size (derived from public accounting data, such as annual reports) would have outperformed indices that weight securities on market capitalization. By holding hundreds of securities oriented toward larger companies, the Fund expects to realize certain benefits commonly associated with "indexing" including diversification and low transaction costs.


In addition, the Fund expects to engage in a practice known as tax loss harvesting. This practice involves replacing stocks in the Fund that have experienced losses with other stocks as long as the overall characteristics of the Fund remain consistent. The purpose of this practice is to reduce and/or defer capital gain distributions and to increase overall returns by adding an element of momentum to the securities selection process.

In anticipation of or in response to adverse market or other conditions or atypical circumstances such as large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in U.S. Government securities, money market funds, cash or cash equivalents. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT RISKS

The following is a list of certain risks that may apply to your investment in the Fund. Further information about investment risks is available in our Statement of Additional Information ("SAI"). The Fund may be subject to additional principal risks other than those described below because the types of investments made by the Fund can change over time. The summary is not intended to be exhaustive. For additional technical and legal descriptions of these risks and the securities and investment techniques used by the Fund, please refer to the Fund's SAI.

          - LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

          - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

          - OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

          - INVESTMENT RISK: The Fund is actively managed. The Fund may be affected by a general decline in the U.S. equity markets in which it invests. The Fund invests in securities included in, or representative of, a portfolio constructed by the investment adviser's proprietary quantitative methodology. The investment adviser may select securities which do not appreciate as expected.

          - VALUATION RISK: The risk that the Fund has valued certain of its securities at a higher price than it can sell them.

                             MANAGEMENT OF THE FUND

The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Fund and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders.

INVESTMENT ADVISER


Rodney Square Management Corporation ("RSMC"), the Fund's investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of the Fund in accordance with its investment objective, policies and limitations. RSMC provides its services exclusively to investment companies sponsored by it or its affiliates. As of September 30, 2006, RSMC had approximately $6.15 billion in assets under management.


The Fund pays an advisory fee to RSMC at an annual rate of 0.50% on the first $1 billion of the Fund's average daily net assets, 0.45% on the next $1 billion and 0.40% of the Fund's average daily net assets in excess of $2 billion. WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee. The fee shall be payable monthly as soon as practicable after the last day of each month.

FUND MANAGERS

The day-to-day management of the Fund is the responsibility of a team of RSMC investment professionals. Below is a list of the staff of RSMC.

REX P. MACEY, CFA, CIMA, CFP is Vice President and Director of Equity Management of RSMC and WTIM. Mr. Macey is a member of the portfolio management team primarily responsible for the day-to-day management of the Fund. Prior to joining RSMC in 2004, Mr. Macey served as the Director of Research at KPMG Investment Advisors from 2001 to 2004. He also served as Chief Investment Officer for American Financial Advisors, LLC from 2001 to 2004 and as a Portfolio Manager at Macey-Holland & Co., LLC from 1996 to 2001.

ADRIAN CRONJE, PH.D., CFA is a Vice President of WTIM and a member of the portfolio management team primarily responsible for the day-to-day management of the Fund. Mr. Cronje joined RSMC in July 2005. Previously, he was Director, Deputy Head of Quantitative Equity Products at Schroder Investment Management Limited from October 1999 to June 2005.

ANDREW H. HOPKINS, CFA, CPA is an Assistant Vice President of RSMC and WTIM. Mr. Hopkins is a member of the portfolio management team primarily responsible for the day-to-day management of the Fund. Mr. Hopkins joined RSMC in 1997 as a Securities Analyst covering the information technology sector.

VINCENT F. RIGHTS is an Investment Officer of RSMC and WTIM. Mr. Rights is a member of the portfolio management team primarily responsible for the day-to-day management of the Fund. Mr. Rights joined RSMC in 2000 as a Securities Analyst.

The Fund's SAI provides additional information about the Fund Managers' compensation, other accounts managed by each of the Fund Managers and the Fund Managers' ownership of securities in the Fund.

SERVICE PROVIDERS

The chart below provides information on the Fund's primary service providers.

Asset                                   Shareholder
Management                              Services

 INVESTMENT ADVISER AND ADMINISTRATOR                TRANSFER AGENT
    Rodney Square Management Corp.                      PFPC Inc.
       1100 North Market Street                      760 Moore Road
         Wilmington, DE 19890                   King of Prussia, PA 19406

Manages the Fund's investment           Handles certain shareholder services,
activities and oversees Fund            including recordkeeping and statements,
administration and other service        payment of distributions and processing
providers.                              of buy and sell requests.

                                 WT MUTUAL FUND


              WILMINGTON FUNDAMENTALLY WEIGHTED LARGE COMPANY FUND


Fund                                    Fund Asset
Operations                              Safe Keeping

        SUB-ADMINISTRATOR AND                         CUSTODIAN
           ACCOUNTING AGENT
              PFPC Inc.                        Wilmington Trust Company
         301 Bellevue Parkway                  1100 North Market Street
         Wilmington, DE 19809                    Wilmington, DE 19890

Provides facilities, equipment and      Holds the Fund's assets, settles all
personnel to carry out administrative   portfolio trades and collects most of
services related to the Fund and        the valuation data required for
calculates the Fund's NAV and           calculating the Fund's NAV per share.
distributions.

                                  Distribution

                                   DISTRIBUTOR
                       Professional Funds Distributor, LLC
                                 760 Moore Road
                            King of Prussia, PA 19406

                         Distributes the Fund's Shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

The price of the Fund's shares is based on its net asset value ("NAV"). Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund's sub-administrator and accounting agent, PFPC Inc. ("PFPC") determines the daily NAV per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

Securities that do not have a readily available current market value are valued in good faith, by, or under the direction of, the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The Fund's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to a Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

PFPC determines the NAV per share of the Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

PURCHASE OF SHARES


A Shares are offered on a continuous basis and are sold with a front-end sales charge. The minimum initial investment for A Shares is $1,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in the Fund may be made in any amount.


FRONT-END SALES CHARGE


In order to purchase A Shares, you will incur a front-end sales charge at the time of purchase (a "sales charge") based on the dollar amount of your purchase. The maximum initial sales charge is 3.50% of the offering price, which is reduced for purchases of $100,000 or more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reductions and Waivers." To obtain a breakpoint discount, you should inform the Fund (or your financial intermediary) at the time of purchase of the existence of all circumstances. Please provide the Fund (or your financial intermediary) with Fund account statements and the following information verifying your eligibility for a breakpoint discount:

          - Information or records regarding Fund shares held in all of your accounts (e.g., retirement accounts) at your financial intermediary(ies); and

          - Information or records regarding Fund shares held at any financial intermediary by persons related to you, such as members of your family or household.


The offering price for each Class A Share is the NAV plus the front-end sales charge. When you purchase A Shares in the Fund, a Fund will deduct the appropriate front-end sales charge and invest the remainder in A Shares of the Fund.



A Shares are subject to an ongoing distribution (Rule 12b-1) fee of 0.25% of each Fund's average daily net assets attributable to A Shares. A Shares will not be subject to any contingent deferred sales charge ("CDSC" or "back-end sales charge") when they are redeemed. The sales charge is paid directly to the selling broker-dealer.


                          AS A PERCENTAGE OF   AS A PERCENTAGE OF
YOUR INVESTMENT             OFFERING PRICE       YOUR INVESTMENT
---------------           ------------------   ------------------
$1,000 up to $100,000            3.50%                3.63%
$100,000 up to $250,000          2.00%                2.04%
$250,000 up to $500,000          1.50%                1.52%
Over $500,000                    None                 None

SALES CHARGE REDUCTIONS AND WAIVERS


          REDUCING SALES CHARGES ON YOUR A SHARES. There are several ways you can combine multiple purchases of A Shares to take advantage of the breakpoints in the sales charge schedule. These can be combined in any manner:



               - Accumulation privilege--permits you to add the value of any A Shares that you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges.



               - Letter of intent--permits you to purchase A Shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. See the new account application and the Fund's SAI for terms and conditions.


          To use these privileges, discuss your eligibility with your financial consultant.


          NET ASSET VALUE PURCHASES. A Shares may be purchased at net asset value by:

               - Clients of financial consultants and broker-dealers who exchange their shares from an unaffiliated investment company that has a comparable sales charge, provided that such shares are purchased within sixty (60) days of the redemption and the exchange is effected through the same financial consultant;

               - Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with fifty (50) or more eligible employees and employer-sponsored benefit plans in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

               - Investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services;

               - "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the distributor or another broker-dealer or financial institution with respect to sales of a Fund's shares;

               - Current or retired trustees, officers and employees of the Trust, the distributor, the transfer agent, the Adviser and its affiliates, certain family members of the above persons, and trusts or plans primarily for such persons or their family members; and

               - Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the distributor.

You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Fund's distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Fund. If you wish to purchase Fund shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

The Fund's SAI further explains the front-end sales charge on the Fund's A Shares and is accessible, free of charge, on the Fund's internet website at http://www.wilmingtonfunds.com. If you would like additional information about each Fund's sales charges, you may also call (800) 336-9970.


BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:


Regular mail:                           Overnight mail:
Wilmington Fundamentally Weighted       Wilmington Fundamentally Weighted Large
Large Company Fund                      Company Fund
c/o PFPC Inc.                           c/o PFPC Inc.
P.O. Box 9828                           101 Sabin Street
Providence, RI 02940                    Pawtucket, RI 02860-1427


BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire and, if making an initial purchase, to also obtain an account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day.

Any purchase order may be rejected if the Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

REDEMPTION OF SHARES

You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fees" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list is shown under the heading "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first; however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Fund or (F) by a Fund to cover various fees; or (iii) shares converted from one share class to another in the same Fund.

FREQUENT PURCHASES AND REDEMPTIONS: The Fund discourages frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position including, primarily, the redemption fees set forth above and the related exchange fees set forth below. The Fund is not designed to accommodate market timing or short-term trading. Frequent trades into or out of the Fund in an effort to anticipate changes in market prices of the Fund's investment portfolio is generally referred to as "market timing." The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of the Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in the Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Frequent trading by the Fund's shareholders may require the Fund to redeem its interests in one or more of its investments at an inopportune time.

There is no guarantee that the Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity or, if it is detected, to prevent its recurrence. The ability of the Fund and its agents to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor does not provide complete information to the Fund or its agents regarding underlying beneficial owners of Fund shares.


BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.



     Your written instructions must include the Fund name, your account number, your printed name, and your signature should be mailed with your medallion signature guarantee to:



Regular mail:                           Overnight mail:
Wilmington Fundamentally Weighted       Wilmington Fundamentally Weighted Large
Large Company Fund                      Company Fund
c/o PFPC Inc.                           c/o PFPC Inc.
P.O. Box 9828                           101 Sabin Street
Providence, RI 02940                    Pawtucket, RI 02860-1427


BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. The Fund has safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. Among the reasons for this are days where the Exchange may be closed, when an emergency exists that makes it difficult to execute portfolio transactions or by the order of the Securities and Exchange Commission for the protection of Fund shareholders. Other events could cause a delay as well. Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

If shares to be redeemed represent a recent investment made by check, the Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS: If the value of your investment in the Fund falls below $500, you may be asked to increase your balance. If after 60 days the account value is still below $500, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $500 solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

EXCHANGE OF SHARES


You may exchange all or a portion of your A Shares in the Fund for A Shares of the following funds ("Wilmington Funds"):


Wilmington Aggressive Asset Allocation Fund
Wilmington Moderate Asset Allocation Fund
Wilmington Conservative Asset Allocation Fund
Wilmington ETF Allocation Fund
Wilmington Short/ Intermediate-Term Bond Fund
Wilmington Broad Market Bond Fund
Wilmington Municipal Bond Fund




Wilmington Large-Cap Core Fund
Wilmington Large-Cap Value Fund
Wilmington Large-Cap Growth Fund
Wilmington Mid-Cap Core Fund
Wilmington Small-Cap Core Fund
Wilmington Small-Cap Value Fund
Wilmington Small-Cap Growth Fund
Wilmington Multi-Manager Large-Cap Fund
Wilmington Multi-Manager Mid-Cap Fund
Wilmington Multi-Manager Small-Cap Fund
Wilmington Multi-Manager International Fund
Wilmington Multi-Manager Real Asset Fund

Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your exchange request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $500 in a shareholder's account.

FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "REDEMPTION OF SHARES" for additional information regarding redemptions and this fee.


Prospectuses for the A Shares of the other Wilmington Funds, may be obtained, free of charge, on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970. To obtain more information about exchanges or to place exchange orders, contact the transfer agent or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification.


DISTRIBUTIONS

Distributions from the net investment income of the Fund are declared daily as a dividend and paid monthly to you. Any net capital gain realized by the Fund will be distributed annually.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While the Fund may invest in securities that earn interest exempt from Federal income tax, the Fund invests primarily in taxable securities. The Fund's distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. If the Fund has dividend income that qualifies as qualified dividend income, as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum amount allowable will be designated by the Fund and such amount will be taxable to individual shareholders at a stated maximum rate of 15%. The Fund will notify you following the end of the calendar year of the amount of dividends paid that year.

Distributions of a net capital gain, if any, whether received in cash or reinvested in additional shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

It is a taxable event for you if you sell or exchange shares of the Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax advisor concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in the Fund. More information regarding those considerations appears in the Fund's SAI. You are urged to consult your tax advisor regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

Professional Funds Distributor, LLC manages the Fund's distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates.

DISTRIBUTION FEES


The A Shares of the Fund have adopted a distribution plan under Rule 12b-1 that allows the Fund to pay a fee to the Distributor for the sale and distribution of A Shares, and for services provided to shareholders of A Shares. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distribution (Rule 12b-1) Plan provides for payments by A Shares of each Fund at the maximum annual rate of 0.25% of the Fund's average daily net assets.


SUB-TRANSFER AGENCY FEES

The Board of Trustees has authorized the Fund to pay sub-transfer agency fees to compensate shareholder service providers who maintain a service relationship with shareholders of the Fund. Service activities provided by service providers under this plan include: (a) answering shareholders inquiries; (b) assisting in designating and changing dividend options, account designations and addresses;
(c) establishing and maintaining shareholders accounts and records; (d) assisting in processing Fund share purchase, exchange and redemption transactions; (e) arranging for the wiring of funds relating to transactions in Fund shares; (f) transmitting and receiving funds in connection with shareholder orders to purchase, exchange or redeem shares; (g) verifying and guaranteeing shareholder signatures in connection with redemption orders, transfers among and changes in shareholder-designated accounts; (h) providing periodic statements showing a shareholder's account balances; (i) furnishing on behalf of the Fund's distributor periodic statements and confirmations of all purchases, exchanges and redemptions of Fund shares; (j) transmitting proxy statements, annual reports, updating prospectuses and other communications from the Fund to shareholders; (k) receiving, tabulating and transmitting to the Fund proxies executed by shareholders; (l) providing reports containing state-by-state listings of the principal residences of the beneficial owners of Fund shares;
(m) completing all customer identification procedures in relation to the shareholders under the Fund's anti-money laundering program; (n) providing to shareholders all privacy notices and (o) providing other services requested by shareholders of the Fund's shares. The Adviser may provide services to some shareholders of the Funds' shares and receive a sub-transfer agency fee or may remit all or a portion of such fees to a broker or other financial institution which has contracted with the Fund ("Intermediaries").

ADDITIONAL PAYMENTS

RSMC and its affiliates (other than the Fund) may pay, out of their own assets, compensation to Intermediaries in connection with the sale and distribution of Fund shares and/or shareholder services. These payments ("Additional Payments") would be in addition to the payments by the

Fund described in this Prospectus for distribution (Rule 12b-1) and sub-transfer agency. These Additional Payments may take the form of "due diligence" payments for an Intermediary's examination of the Fund and payments for providing extra employee training and information relating to the Fund; "listing" fees for the placement of the Fund on an Intermediary's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Fund; "marketing support" fees for providing assistance in promoting the sale of the Fund's shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, RSMC and its affiliates may make Additional Payments for sub-accounting, administrative and/or shareholder processing services that are in addition to the shareholder administration, servicing and processing fees paid by the Fund. The Additional Payments made by RSMC and its affiliates may be: (a) a fixed dollar amount; (b) based on the number of customer accounts maintained by an Intermediary; (c) based on a percentage of the value of shares sold to or held by, customers of the Intermediary involved; or (d) calculated on another basis. The Additional Payments may be different for different Intermediaries.

SHARE CLASSES


The Fund issues Institutional and A Shares. Each class of shares bears a pro-rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. A Shares pay a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase A Shares.

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE OF CHARGE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. These reports will contain performance data and information on the Fund's portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of the Fund's policies, investment restrictions, risks and business structure, including a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

Copies of these documents and answers to questions about the Fund may be obtained free of charge by contacting:

WT Mutual Fund
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860-1427
(800) 336-9970 9:00 a.m. to 5:00 p.m. Eastern time


The Fund's SAI and annual and semi-reports are accessible, free of charge, on the Funds' website at http://www.wilmingtonfunds.com. Reports and information about the Fund (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.


FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES OR OTHER INVESTOR SERVICES, PLEASE CALL (800)-336-9970.

            The investment company registration number is 811-08648.

              WILMINGTON FUNDAMENTALLY WEIGHTED LARGE COMPANY FUND


                                OF WT MUTUAL FUND
                              INSTITUTIONAL SHARES


                        PROSPECTUS DATED NOVEMBER 1, 2006


This prospectus gives vital information about this mutual fund, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference. Please note that this Fund:

          -    is not a bank deposit

          - is not an obligation of, or guaranteed or endorsed by, Wilmington Trust Company or any of its affiliates

          -    is not federally insured

          - is not an obligation of, or guaranteed or endorsed or otherwise supported by, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other governmental agency

          -    is not guaranteed to achieve its goal

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

TABLE OF CONTENTS


                                FUND DESCRIPTIONS

A look at the goals, strategies, risks, expenses and financial history of each Fund.

   Summary.................................................................
   Performance Information.................................................
   Fees and Expenses.......................................................
   Example.................................................................

                       ADDITIONAL INVESTMENT INFORMATION

   Investment Objective....................................................
   Principal Investment Strategies.........................................
   Additional Risk Information.............................................

                             MANAGEMENT OF THE FUNDS

Details about the service providers.

   Investment Adviser......................................................
   Fund Management.........................................................
   Service Providers.......................................................

                             SHAREHOLDER INFORMATION

Policies and instructions for opening, maintaining and closing an account in any of the Funds.

   Pricing of Shares.......................................................
   Purchase of Shares......................................................
   Redemption of Shares....................................................
   Exchange of Shares......................................................
   Distributions...........................................................
   Taxes...................................................................

                            DISTRIBUTION ARRANGEMENTS

Details on the Funds' share classes.

   Share Classes...........................................................

FOR MORE INFORMATION.......................................................

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

              WILMINGTON FUNDAMENTALLY WEIGHTED LARGE COMPANY FUND


                              INSTITUTIONAL SHARES

                                FUND DESCRIPTION

SUMMARY


Investment Objective              The WILMINGTON FUNDAMENTALLY WEIGHTED LARGE
                                  COMPANY FUND seeks long-term capital
                                  appreciation.

Investment Focus                  Equity securities

Share Price Volatility            High

Principal Investment Strategies   Under normal market conditions, the Fund will
                                  invest at least 80% of its assets in a
                                  diversified portfolio of equity securities.

                                  The investment adviser uses a proprietary, quantitative investment process to construct a portfolio based on several metrics of company size, including: (i) book value; (ii) sales;
                                  (iii) operating earnings; (iv) net income; (v) dividends; and (vi) free cash flow. The investment adviser will construct six
                                  "Reference Portfolios" by re-weighting the constituents of the Russell 1000 Index using the relative size of the aforementioned metrics. A "Composite Reference Portfolio" will be constructed by assigning each dividend paying stock a score equal to its average weight across all six metrics, by assigning each non-dividend paying stock a score equal to the average weight of the five non-dividend metrics, and finally by scaling the scores so they sum to 100 percent. The adviser will seek investment results that correspond generally to the performance of Composite Reference
                                  Portfolio by investing in a representative sample of the securities included in the Composite Reference Portfolio. The investment adviser will also utilize tax loss harvesting, which is an investment technique intended to reduce the realized net investment income of the Fund which will have the effect of limiting the taxes currently payable by shareholders. Such techniques will not eliminate tax liability but may serve to defer the tax liability of shareholders consistent with the investment objective and policies of the Fund.

                                  The Fund is advised by Rodney Square
                                  Management Corporation (the "Adviser" or
                                  "RSMC") and sub-advised by Wilmington Trust
                                  Investment Management, LLC ("WTIM").

Principal Risks                   The Fund is subject to the risks summarized
                                  below and further described under the heading
                                  "Principal Investment Risks."

                                  -    An investment in the Fund is not a
                                       deposit of Wilmington Trust Company or
                                       any of its affiliates and is not insured or guaranteed by the FDIC or any other governmental agency.

                                  - It is possible to lose money by investing in the Fund. There is no guarantee that the stock market or the stocks that the Fund holds will increase in value.

                                  - The Fund's share price will fluctuate in response to changes in the market value of the Fund's investments. Market value changes result from business developments affecting an issuer, as well as general equity market and economic conditions.

                                  -    The performance of the Fund will depend
                                       on whether the investment adviser is
                                       successful in pursuing the investment
                                       strategy.

                                  Please see "Principal Investment Risks" for a description of these principal risks and other risks associated with the Fund.

Investor Profile                  Investors who want the value of their
                                  investment to grow and who are willing to
                                  accept more volatility for the possibility of
                                  higher returns.

PAST PERFORMANCE

Because the Fund had not yet commenced operations as of the date of this Prospectus, no performance figures are yet available.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                       Institutional
                                                                           Shares
                                                                       -------------
Maximum sales charge (load) imposed on purchases (as a percentage of
   offering price)                                                          None
Maximum deferred sales charge                                               None
Maximum sales charge imposed on reinvested dividends (and other
   distributions)                                                           None
Redemption fee (1)                                                          1.00%
Exchange fee (1)                                                            1.00%

----------
(1) Institutional Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                       Institutional
                                           Shares
                                       -------------
Management fees                            0.50%
Distribution (Rule 12b-1) fees              None
Other expenses (1)                         2.39%
Total annual Fund operating expenses       2.89%
Waivers/Reimbursements (2,3)              (2.19)%
Net annual Fund operating
   expenses (2,3)                          0.70%


----------
(1) The Fund was not operational as of the date of this prospectus. Therefore, "Other expenses" listed in the table are based on estimates for the current fiscal year; actual expenses may vary. "Other expenses" may include certain class-specific expenses; as a result "Other expenses" may differ from other classes offered by the Fund.



(2) The investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse the Fund through January 1, 2009 for other expenses to the extent that "Total annual Fund operating expenses," excluding class-specific expenses (such as Rule 12b-1, shareholder service or transfer agency fees), exceed 0.70%.



(3) The sub-administrator and accounting agent has a contractual obligation through September 2008 to waive certain flat rate fees associated with a Fund with average daily net assets below $75 million.

EXAMPLE


This Example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

          -    you reinvested all dividends and other distributions;

          -    the average annual return was 5%;

          - the Fund's total operating expenses (reflecting applicable contractual waivers or reimbursements) are charged and remain the same over the time periods; and

          - you redeemed all of your investment at the end of each time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

             Institutional
                 Shares
             -------------
1 Year            $ 72
3 Years           $224

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                   INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT
                         STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE


The WILMINGTON FUNDAMENTALLY WEIGHTED LARGE COMPANY FUND seeks long-term capital appreciation. This investment objective may be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest at least 80% of its assets in a diversified portfolio of equity securities. This 80% policy may be changed without shareholder approval upon 60 days' written notice to shareholders.

The Adviser uses quantitative analyses to construct a "Composite Reference Portfolio" of securities based on various metrics of company size. The Adviser will seek investment results that correspond generally to the performance of the Composite Reference Portfolio by investing in a representative sample of securities from the Composite Reference Portfolio. The Adviser expects that the Fund will have, in the aggregate, characteristics (such as average book value, average sales, average net income, average operating income, average dividends, average cash flow) similar to those of the Composite Reference Portfolio. It is expected that the Fund will hold approximately 500 securities. The Adviser retains discretion to revise the factors utilized and processes applied to construct the Composite Reference Portfolio as well as discretion to determine the representative sample of securities for purchase by the Fund.

The investment strategy used by the Fund is unlike quantitative investment strategies that use stock market capitalization as the basis for portfolio construction. Recent academic and financial research indicates that mis-priced securities in the stock market, if they exist, would cause capitalization-weighted indices to overweight or underweight constituent securities relative to their real value. The Adviser attempts to mitigate potential stock pricing errors by compiling an investment portfolio based on metrics of company size based on a company's financials rather than on its stock market capitalization. The research has shown that an index that weights stocks based on these measures of size (derived from public accounting data, such as annual reports) would have outperformed indices that weight securities on market capitalization. By holding hundreds of securities oriented toward larger companies, the Fund expects to realize certain benefits commonly associated with "indexing" including diversification and low transaction costs. In addition, the Fund expects to engage in a practice known as tax loss harvesting. This practice involves replacing stocks in the Fund that have experienced losses with other stocks as long as the overall characteristics of the Fund remain close to the Composite Reference Portfolio. The purpose of this practice is to reduce and/or defer capital gain distributions and to increase overall returns by adding an element of momentum to the securities selection process.

The Composite Reference Portfolio is constructed using the investment adviser's proprietary, quantitative investment analyses using information derived from publicly reported financial information. The first step in constructing the Composite Reference Portfolio is to construct six "Reference Portfolios" by re-weighting the constituents of the Russell 1000 Index using the relative size of each company's book value, sales, operating income, net income, dividends and free cash flow. Each dividend paying stock will be assigned a score equal to its average weight across all six metrics. Each non-dividend paying stock will be assigned a score equal to the average weight of the five non-dividend metrics. The Composite Reference Portfolio will be constructed by scaling the scores so they sum to 100 percent. The Adviser will choose a sample of approximately 1,000 stocks from the Composite Reference Portfolio for the Fund to create a portfolio with characteristics similar to the Composite Reference Portfolio.

In anticipation of or in response to adverse market or other conditions or atypical circumstances such as large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in U.S. Government securities, money market funds, cash or cash equivalents. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT RISKS

The following is a list of certain risks that may apply to your investment in the Fund. Further information about investment risks is available in our Statement of Additional Information ("SAI"). The Fund may be subject to additional principal risks other than those described below because the types of investments made by the Fund can change over time. The summary is not intended to be exhaustive. For additional technical and legal descriptions of these risks and the securities and investment techniques used by the Fund, please refer to the Fund's SAI.

          - LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

          - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

          - OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

          - INVESTMENT RISK: The Fund is actively managed. The Fund may be affected by a general decline in the U.S. equity markets in which it invests. The Fund invests in securities included in, or representative of, a portfolio constructed by the investment adviser's proprietary quantitative methodology. The investment adviser may select securities which do not appreciate as expected.

          - VALUATION RISK: The risk that the Fund has valued certain of its securities at a higher price than it can sell them.

                             MANAGEMENT OF THE FUND

The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Fund and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders.

INVESTMENT ADVISER


Rodney Square Management Corporation ("RSMC"), the Fund's investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of the Fund in accordance with its investment objective, policies and limitations. RSMC provides its services exclusively to investment companies sponsored by it or its affiliates. As of September 30, 2006, RSMC had approximately $6.15 billion in assets under management.


The Fund pays an advisory fee to RSMC at an annual rate of 0.50% on the first $1 billion of the Fund's average daily net assets, 0.45% on the next $1 billion and 0.40% of the Fund's average daily net assets in excess of $2 billion. WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee. The fee shall be payable monthly as soon as practicable after the last day of each month.

FUND MANAGERS

The day-to-day management of the Fund is the responsibility of a team of RSMC investment professionals. Below is a list of the staff of RSMC.

REX P. MACEY, CFA, CIMA, CFP is Vice President and Director of Equity Management of RSMC and WTIM. Mr. Macey is a member of the portfolio management team primarily responsible for the day-to-day management of the Fund. Prior to joining RSMC in 2004, Mr. Macey served as the Director of Research at KPMG Investment Advisors from 2001 to 2004. He also served as Chief Investment Officer for American Financial Advisors, LLC from 2001 to 2004 and as a Portfolio Manager at Macey-Holland & Co., LLC from 1996 to 2001.

ADRIAN CRONJE, PH.D., CFA is a Vice President of WTIM and a member of the portfolio management team primarily responsible for the day-to-day management of the Fund. Mr. Cronje joined RSMC in July 2005. Previously, he was Director, Deputy Head of Quantitative Equity Products at Schroder Investment Management Limited from October 1999 to June 2005.

ANDREW H. HOPKINS, CFA, CPA is an Assistant Vice President of RSMC and WTIM. Mr. Hopkins is a member of the portfolio management team primarily responsible for the day-to-day management of the Fund. Mr. Hopkins joined RSMC in 1997 as a Securities Analyst covering the information technology sector.

VINCENT F. RIGHTS is an Investment Officer of RSMC and WTIM. Mr. Rights is a member of the portfolio management team primarily responsible for the day-to-day management of the Fund. Mr. Rights joined RSMC in 2000 as a Securities Analyst.

The Fund's SAI provides additional information about the Fund Managers' compensation, other accounts managed by each of the Fund Managers and the Fund Managers' ownership of securities in the Fund.

SERVICE PROVIDERS

The chart below provides information on the Fund's primary service providers.

Asset                                   Shareholder
Management                              Services

INVESTMENT ADVISER AND ADMINISTRATOR                 TRANSFER AGENT
    Rodney Square Management Corp.                      PFPC Inc.
       1100 North Market Street                      760 Moore Road
         Wilmington, DE 19890                   King of Prussia, PA 19406

Manages the Fund's investment           Handles certain shareholder services,
activities and oversees Fund            including recordkeeping and statements,
administration and other service        payment of distributions and processing
providers.                              of buy and sell requests.

                                 WT MUTUAL FUND


              WILMINGTON FUNDAMENTALLY WEIGHTED LARGE COMPANY FUND


Fund                                    Fund Asset
Operations                              Safe Keeping

        SUB-ADMINISTRATOR AND                           CUSTODIAN
           ACCOUNTING AGENT
              PFPC Inc.                         Wilmington Trust Company
         301 Bellevue Parkway                   1100 North Market Street
         Wilmington, DE 19809                     Wilmington, DE 19890

Provides facilities, equipment and      Holds the Fund's assets, settles all
personnel to carry out administrative   portfolio trades and collects most of
services related to the Fund and        the valuation data required for
calculates the Fund's NAV and           calculating the Fund's NAV per share.
distributions.

                                  Distribution

                                   DISTRIBUTOR
                       Professional Funds Distributor, LLC
                                 760 Moore Road
                            King of Prussia, PA 19406
                         Distributes the Fund's Shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

The price of the Fund's shares is based on its net asset value ("NAV"). Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund's sub-administrator and accounting agent, PFPC Inc. ("PFPC") determines the daily NAV per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

Securities that do not have a readily available current market value are valued in good faith, by, or under the direction of, the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The Fund's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to a Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

PFPC determines the NAV per share of the Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

PURCHASE OF SHARES

Institutional Shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment for Institutional Shares is $500,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in the Fund may be made in any amount.

You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Fund's distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Fund. If you wish to purchase Fund shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:


Regular mail:                           Overnight mail:
Wilmington Fundamentally Weighted       Wilmington Fundamentally Weighted Large
Large Company Fund                      Company Fund
c/o PFPC Inc.                           c/o PFPC Inc.
P.O. Box 9828                           101 Sabin Street
Providence, RI 02940                    Pawtucket, RI 02860-1427


BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire and, if making an initial purchase, to also obtain an account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day.

Any purchase order may be rejected if the Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

REDEMPTION OF SHARES

You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fees" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list is shown under the heading "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first; however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Fund or (F) by a Fund to cover various fees; or (iii) shares converted from one share class to another in the same Fund.

FREQUENT PURCHASES AND REDEMPTIONS: The Fund discourages frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position including, primarily, the redemption fees set forth above and the related exchange fees set forth below. The Fund is not designed to accommodate market timing or short-term trading. Frequent trades into or out of the Fund in an effort to anticipate changes in market prices of the Fund's investment portfolio is generally referred to as "market timing." The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of the Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in the Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Frequent trading by the Fund's shareholders may require the Fund to redeem its interests in one or more of its investments at an inopportune time.

There is no guarantee that the Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity or, if it is detected, to prevent its recurrence. The ability of the Fund and its agents to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor does not provide complete information to the Fund or its agents regarding underlying beneficial owners of Fund shares.


BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.



     Your written instructions must include the Fund name, your account number, your printed name, and your signature should be mailed with your medallion signature guarantee to:


Regular mail:                           Overnight mail:


Wilmington Fundamentally Weighted       Wilmington Fundamentally Weighted Large
Large Company Fund                      Company Fund


c/o PFPC Inc.                           c/o PFPC Inc.
P.O. Box 9828                           101 Sabin Street
Providence, RI 02940                    Pawtucket, RI 02860-1427

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. The Fund has safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. Among the reasons for this are days where the Exchange may be closed, when an emergency exists that makes it difficult to execute portfolio transactions or by the order of the Securities and Exchange Commission for the protection of Fund shareholders. Other events could cause a delay as well. Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.


In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

If shares to be redeemed represent a recent investment made by check, the Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS: If the value of your investment in the Fund falls below $50,000, you may be asked to increase your balance. If after 60 days the account value is still below $50,000, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $50,000 solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

EXCHANGE OF SHARES

You may exchange all or a portion of your Institutional Shares in the Fund for Institutional Shares of the following funds ("Wilmington Funds"):

Wilmington Aggressive Asset Allocation Fund
Wilmington Moderate Asset Allocation Fund
Wilmington Conservative Asset Allocation Fund
Wilmington ETF Allocation Fund
Wilmington Prime Money Market Fund
Wilmington U.S. Government Money Market Fund
Wilmington Tax-Exempt Money Market Fund
Wilmington Short/ Intermediate-Term Bond Fund
Wilmington Broad Market Bond Fund
Wilmington Municipal Bond Fund




Wilmington Large-Cap Core Fund
Wilmington Large-Cap Value Fund
Wilmington Large-Cap Growth Fund
Wilmington Mid-Cap Core Fund
Wilmington Small-Cap Core Fund
Wilmington Small-Cap Value Fund
Wilmington Small-Cap Growth Fund
Wilmington Multi-Manager Large-Cap Fund
Wilmington Multi-Manager Mid-Cap Fund
Wilmington Multi-Manager Small-Cap Fund
Wilmington Multi-Manager International Fund
Wilmington Multi-Manager Real Asset Fund

Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your exchange request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $50,000 in a shareholder's account.

FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "REDEMPTION OF SHARES" for additional information regarding redemptions and this fee.

Prospectuses for the Institutional Shares of the other Wilmington Funds may be obtained, free of charge, on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970. To obtain more information about exchanges or to place exchange orders, contact the transfer agent or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification.

DISTRIBUTIONS

Distributions from the net investment income of the Fund are declared daily as a dividend and paid monthly to you. Any net capital gain realized by the Fund will be distributed annually.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While the Fund may invest in securities that earn interest exempt from Federal income tax, the Fund invests primarily in taxable securities. The Fund's distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. If the Fund has dividend income that qualifies as qualified dividend income, as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum amount allowable will be designated by the Fund and such amount will be taxable to individual shareholders at a stated maximum rate of 15%. The Fund will notify you following the end of the calendar year of the amount of dividends paid that year.

Distributions of a net capital gain, if any, whether received in cash or reinvested in additional shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

It is a taxable event for you if you sell or exchange shares of the Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax advisor concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in the Fund. More information regarding those considerations appears in the Fund's SAI. You are urged to consult your tax advisor regarding the effects of an investment on your tax situation.

                           DISTRIBUTION ARRANGEMENTS

Professional Funds Distributor, LLC manages the Fund's distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates.

SHARE CLASSES


The Fund issues Institutional and A Shares. Each class of shares bears a pro-rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares of the Fund do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares. Institutional Shares are offered to retirement plans and other institutional investors. A Shares are offered in a separate prospectus with a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase A Shares.

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE OF CHARGE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. These reports will contain performance data and information on the Fund's portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of the Fund's policies, investment restrictions, risks and business structure, including a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

Copies of these documents and answers to questions about the Fund may be obtained free of charge by contacting:

WT Mutual Fund
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860-1427
(800) 336-9970 9:00 a.m. to 5:00 p.m. Eastern time


The Fund's SAI and annual and semi-reports are accessible, free of charge, on the Funds' website at http://www.wilmingtonfunds.com. Reports and information about the Fund (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.


FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES OR OTHER INVESTOR SERVICES, PLEASE CALL (800)-336-9970.

            The investment company registration number is 811-08648.

                              ROXBURY MID-CAP FUND

                          ROXBURY SMALL-CAP GROWTH FUND

                                OF WT MUTUAL FUND

                                INVESTOR SHARES*



                        PROSPECTUS DATED NOVEMBER 1, 2006


     This prospectus contains important information about these mutual funds, including information on their investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

     These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a criminal offense.


* Investor Shares of the Roxbury Mid-Cap Fund offered in this prospectus were previously classified as Class A Shares.

TABLE OF CONTENTS

                                FUND DESCRIPTIONS

A look at the goals, strategies, risks, expenses and financial history of the Funds.

Summary...................................................................     1
Performance Information...................................................     3
Fees and Expenses.........................................................     5
Example...................................................................     6
Investment Objectives.....................................................     7
Primary Investment Strategies.............................................     7
Additional Risk Information...............................................    10
Financial Highlights......................................................    12

                             MANAGEMENT OF THE FUNDS

Details about the service providers.

Investment Adviser........................................................    14
Fund Managers.............................................................    14
Service Providers.........................................................    16

                             SHAREHOLDER INFORMATION

Policies and instructions for opening, maintaining and closing an account in the Funds.

Pricing of Shares.........................................................    17
Purchase of Shares........................................................    17
Redemption of Shares......................................................    18
Exchange of Shares........................................................    20
Distributions.............................................................    21
Taxes.....................................................................    21

                            DISTRIBUTION ARRANGEMENTS

Details on the Funds' share classes.

Shareholder Service Plan..................................................    22
Share Classes.............................................................    22

FOR MORE INFORMATION......................................................    23

                              ROXBURY MID-CAP FUND

                          ROXBURY SMALL-CAP GROWTH FUND

                                 INVESTOR SHARES

                                FUND DESCRIPTIONS

SUMMARY


Investment Objectives             The ROXBURY MID-CAP FUND (the "Mid-Cap Fund")
                                  seeks superior long-term growth of capital.

                                  The ROXBURY SMALL-CAP GROWTH FUND (the
                                  "Small-Cap Fund") seeks to achieve long-term capital appreciation.

Investment Focus                  Equity (or equity-related) securities

Share Price Volatility            High

Principal Investment Strategies   The MID-CAP FUND invests, under normal market
                                  conditions, at least 80% of its assets in
                                  securities of companies with market
                                  capitalizations, at the time of purchase,
                                  consistent with the capitalization ranges of
                                  the Russell MidCap and S&P MidCap 400 Indices.

                                  The SMALL-CAP FUND invests, under normal market conditions, at least 80% of its assets in securities of companies with market capitalizations, at the time of purchase, consistent with the capitalization ranges of the Russell 2000 and S&P SmallCap 600 Indices.

                                  The Funds may invest in securities (including preferred stock, warrants and debentures) convertible into or exercisable for common stock and certain option and financial futures contracts ("derivatives"). The Funds may also invest in foreign securities, including
                                  American Depositary Receipts.

Principal Risks                   An investment in a Fund is subject to the
                                  risks summarized below, which are further
                                  described under "Additional Risk Information."

                                  - It is possible to lose money by investing in the Funds. There is no guarantee that the stock market or the securities that a Fund buys will increase in value.

                                  - The Funds' share prices will fluctuate in response to changes in the market value of the Funds' underlying investments.
                                       Market value changes result from business developments affecting an issuer as well as general market and economic conditions.

                                  -    The Funds are subject to greater
                                       volatility than funds that invest in
                                       large-cap companies. Mid-cap and
                                       small-cap companies may be more
                                       vulnerable than large-cap companies to
                                       adverse business or economic
                                       developments, their securities may be
                                       less liquid and more volatile than
                                       securities of larger companies and may
                                       suffer significant losses.

                                  -    Growth-oriented investments may be more
                                       volatile than the rest of the U.S. stock market as a whole.

                                  -    Investments in a foreign market are
                                       subject to foreign security risk and the risk of losses caused by changes in foreign currency exchange rates.

                                  - The use of derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in securities underlying those derivatives.
                                       These risks may cause a Fund to
                                       experience higher losses than a fund that does not use derivatives.

                                  - The performance of the Funds will depend on whether or not the investment adviser is successful in pursuing the Funds' investment strategies.

                                  - The Funds are also subject to other risks which are described under "Additional
                                       Risk Information."

Investor Profile                  Investors who want the value of their
                                  investment to grow and who are willing to
                                  accept more volatility for the possibility of
                                  higher returns.

PERFORMANCE INFORMATION

                              ROXBURY MID-CAP FUND


     The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the performance of the Fund's Investor Shares from calendar year to calendar year and by showing how the Fund's average annual returns for one and five years and since inception, both before and after taxes, compared with those of the Russell MidCap Growth Index, which is a broad measure of market performance. Total returns would have been lower had certain fees and expenses not been waived and/or reimbursed. The Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.



           ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION


                               (PERFORMANCE GRAPH)


PERFORMANCE
   YEARS      RETURNS
-----------   -------
2001            3.16%
2002          -31.29%
2003           45.25%
2004           13.30%
2005            8.59%



       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2006: 3.85%



 BEST QUARTER      WORST QUARTER
-------------   ------------------
    21.14%            -21.76%
June 30, 2003   September 30, 2002


INVESTOR SHARES*
AVERAGE ANNUAL TOTAL RETURNS AS
OF DECEMBER 31, 2005


                                                          Since Inception
                                     1 Year   5 Years   (December 14, 2000)
                                     ------   -------   -------------------
Before Taxes                          8.59%    4.84%           4.71%
After Taxes on Distributions (1,2)    7.65%    4.51%           4.39%
After Taxes on Distributions and
   Sales of Fund Shares (1,2)         5.99%    4.00%           3.89%
Russell MidCap Growth Index
   (reflects no deduction for
   fees, expenses or taxes)(3)       12.10%    1.38%           1.38%


*    Formerly, Class A Shares.

(1) These figures assume the reinvestment of dividends and capital gain distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


(3) The Russell MidCap Growth Index is constructed to provide a comprehensive barometer of the mid-cap growth market.

                          ROXBURY SMALL-CAP GROWTH FUND

     The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the performance of the Fund's Investor Shares since inception and by showing how the Fund's average annual returns for one year and since inception, both before and after taxes, compared with those of the Russell 2000 Growth Index, which is a broad measure of market performance. The Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


           ANNUAL TOTAL RETURN FOR THE CALENDAR YEARS SINCE INCEPTION


                               (PERFORMANCE GRAPH)


PERFORMANCE
   YEARS      RETURNS
-----------   -------
2005           7.33%



       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2006: 3.99%



   BEST QUARTER       WORST QUARTER
------------------   --------------
       6.80%             -5.85%
September 30, 2005   March 31, 2005


INVESTOR SHARES
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005


                                                      Since Inception
                                          1 Year   (September 30, 2004)
                                          ------   --------------------
Return Before Taxes                        7.33%          16.41%
Return After Taxes on Distributions (1)    7.27%          15.71%
Return After Taxes on Distributions and
   Sale of Shares (1)                      4.84%          13.60%
Russell 2000 Growth Index (reflects no
   deductions for fees, expenses or
   taxes)(2)                               4.15%          15.81%


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


(2) The Russell 2000 Growth Index is constructed to provide a comprehensive barometer of the small-cap growth market.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold Investor Shares of the Funds.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                   Investor Shares*
                                                   ----------------
Maximum sales charge (load) imposed on
   purchases (as a percentage of offering price)         None
Maximum deferred sales charge                            None
Maximum sales charge imposed on reinvested
   dividends (and other distributions)                   None
Redemption fee(1)                                        1.00%
Exchange fee(1)                                          1.00%

*    Formerly, Class A Shares.

(1) Investor Shares of the Funds are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):


                                       Mid-Cap Fund   Small-Cap Fund
                                       ------------   --------------
Management fees(1)                      0.75%            1.00%
Distribution (Rule 12b-1) fees          None             None
Shareholder service fees                0.25%            0.25%
Other expenses                          1.35%            0.27%
TOTAL ANNUAL FUND OPERATING EXPENSES    2.35%            1.52%(3)
Waivers/Reimbursements                  0.80%(2,3)       0.03%
TOTAL NET EXPENSES                      1.55(2,3)        1.49%(3)


(1) The Mid-Cap Fund pays Roxbury a monthly advisory fee at the annual rate of 0.75% of the Fund's first $1 billion of average daily net assets; 0.70% of the next $1 billion of average daily net assets; and 0.65% of the Fund's average daily net assets in excess of $2 billion. The Small-Cap Fund pays Roxbury a monthly advisory fee at the annual rate of 1.00% of the Fund's first $1 billion of average daily net assets; 0.95% of the next $1 billion of average daily net assets; and 0.90% of the Fund's average daily net assets in excess of $2 billion.

(2) For Investor Shares, the Adviser has a contractual obligation to waive a portion of its fees and assume certain expenses of the Mid-Cap Fund to limit the total annual operating expenses to 1.55%. The waiver will remain in effect through November 1, 2015 for the Investor Shares of the Mid-Cap Fund.


(3) The administrator and accounting agent has a contractual obligation through September 2008 to waive certain flat rate fees associated with a Fund with average daily net assets below $75 million.

EXAMPLE

     This Example is intended to help you compare the cost of investing in Investor Shares of a Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

     -    you reinvested all dividends and other distributions;

     -    the average annual return was 5%;

     - a Fund's total operating expenses (reflecting contractual waivers and reimbursements) are charged and remain the same over the time periods; and

     -    you redeemed all of your investment at the end of each time period.

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


INVESTOR SHARES   1 Year   3 Years   5 Years   10 Years
---------------   ------   -------   -------   --------
Mid-Cap Fund       $158      $490      $845     $1,955
Small-Cap Fund     $152      $474      $823     $1,807


The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future.

INVESTMENT OBJECTIVE


     The ROXBURY MID-CAP FUND seeks superior long-term growth of capital. The ROXBURY SMALL-CAP GROWTH FUND seeks to achieve long-term capital appreciation. The investment objective of each Fund may not be changed without shareholder approval.


     There is no guarantee that any Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES


     The ROXBURY MID-CAP FUND, under normal market conditions, invests at least 80% of its assets in the following equity (or equity-related) securities:



          - common stocks of corporations that are judged by the investment adviser to have strong growth characteristics and, with respect to at least 80% of the Fund's assets, at the time of purchase, have a market capitalization consistent with the capitalization ranges of the Russell MidCap and S&P MidCap 400 Indices ("mid-cap company")


          -    securities convertible into mid-cap companies

          -    options on common stock or options on stock indices

     The Fund invests in high quality, growing companies trading at reasonable valuations. It looks for seasoned businesses that can continue to grow in a variety of environments, experienced management teams, and emerging new leaders in technology and other industries. Such companies generally have favorable competitive positions, strong financials, and a commitment to enhancing shareholder value. Other common characteristics of the Fund's portfolio holdings include: effective management teams, proprietary technologies, free cash flow generation, low cost production, and high barriers to entry.

     The investment process is designed to produce a portfolio of relatively predictable companies with above-average and sustainable growth rates, strong financial strength, high returns of equity and favorable valuation metrics.

     All holdings are monitored closely. Holdings may be sold when companies become overvalued, more attractive investments are identified, poor relative price performance persists, and/or the fundamentals have weakened.


     Mid-cap companies are those whose capitalization is consistent with the capitalization range of the Russell MidCap and S&P MidCap 400 Indices ("Indices") at the time of the Fund's investment. As of September 30, 2006, the range of market capitalization of companies that are in the Russell MidCap Index was between $600 million and $18.2 billion. As market conditions change, so will the capitalizations of the companies that make up the Indices. The investment adviser looks for quality, sustainable-growth stocks within the mid-cap portion of the market. At the time of initial purchase, an investment's market capitalization will fall within the capitalization range of the Indices. Due to market price adjustments or other events after the time of purchase, it is possible that an investment's market capitalization may drift above or below this range. Nevertheless, companies whose capitalization no longer meets this definition after purchase continue to be considered to have a mid-cap market capitalization for purposes of the 80% policy. The Fund is not limited to only mid-cap companies, and under normal market conditions, may invest up to 20% of its assets in stocks of companies within larger or smaller capitalizations.

     The ROXBURY SMALL-CAP GROWTH FUND, under normal market conditions, invests at least 80% of its assets in the following equity (or equity-related) securities:



          - common stocks of U.S. corporations that are judged by the investment adviser to have strong growth characteristics or to be undervalued in the marketplace relative to underlying profitability and have a market capitalization which, at the time of purchase, is consistent with the capitalization ranges of the S&P SmallCap 600 and Russell 2000 Growth Indices ("small-cap companies")


          - options on, or securities convertible (such as convertible preferred stock, convertible bonds, warrants and debentures) into, the common stock of small-cap companies

          -    options on indices of the common stock of small-cap companies

          - contracts for either the future delivery, or payment in respect of the future market value, of certain indices of the common stock of small-cap companies, and options upon such futures contracts

     The research process for this Fund begins by screening a universe of stocks with market capitalizations of less than $2 billion and expected future earnings growth of greater than 15%. The managers then perform fundamental analysis to identify companies with the following characteristics: growing revenues, stable or expanding margins, low debt levels, solid cash flows, and high or potentially high returns on capital. Additional research is applied to the most promising candidates to uncover those companies with solid management that has executed well over time, strengthening competitive positions, and positive business and market trends. A valuation analysis is then performed to see whether the stock is attractively priced relative to its industry, historical range, and the overall market.

     A stock becomes a purchase candidate only if the portfolio managers are convinced there is a catalyst in place to provide for at least 15% stock price appreciation over the next 12 months.


     The Fund maintains a portfolio of approximately 60 to 90 stocks, which is constructed with the overall goal of mitigating risk. Stock positions are limited to a maximum 5% weighting and sector concentrations are +/- 15% of the sector weightings of the benchmark index (Russell 2000 Growth Index).


     Stocks are sold for undervaluation, when the fundamentals weaken or if poor relative price performance persists.


     Small-cap companies are those whose capitalizations are consistent with the market capitalizations of companies in the S&P SmallCap 600 and Russell 2000 Growth Indices at the time of the Fund's investment. As of September 30, 2006, the range of market capitalizations represented by companies in the Russell 2000 Growth Index was between $26 million and $4.2 billion. Due to market price adjustments or other events after the time of purchase, it is possible that an investment's market capitalization may drift above or below this range. Nevertheless, a company whose capitalization no longer meets this definition after purchase continues to be considered to have a small market capitalization for purposes of the 80% policy. The Fund is not limited to only small-cap companies and under normal market conditions may invest up to 20% of its assets in stocks of companies in other capitalizations ranges.


     ALL FUNDS. The investment adviser selects securities that it believes exhibit strong growth characteristics. The investment adviser uses a bottom up approach to identify new investment opportunities and to evaluate existing investments on an ongoing basis to determine continued suitability. All investments undergo a valuation analysis to estimate their risk/reward characteristics.

     The 80% policy of each Fund may be changed upon sixty (60) days written notice to shareholders.

     The Funds may also invest in certain option and financial futures contracts ("derivatives") as well as foreign securities, including American Depositary Receipts ("ADRs"). ADRs are negotiable certificates held in a U.S. bank representing a specific number of shares of a foreign stock traded on a U.S. stock exchange. ADRs make it easier for U.S. citizens to invest in foreign companies, due to the widespread availability of dollar-denominated price information, lower transaction costs, and timely dividend distributions. An American Depositary Share or ADS is the share issued under an ADR agreement which is actually traded.


     At the time of purchase, individual stock holdings may represent up to 5% of a Fund's value. However, due to market price fluctuations, individual stock holdings may exceed 5% of a Fund's value. The Funds may over or underweight certain industries and sectors based on the investment adviser's opinion of the relative attractiveness of companies within those industries and sectors. The Funds may not invest in more than 10% of the outstanding voting shares of a company.

     In order to respond to adverse market, economic, political or other conditions, the Funds may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade by a nationally recognized statistical rating organization, or determined by the investment adviser to be of comparable quality. The result of this action may be that a Fund will be unable to achieve its investment objective.


     The frequency of portfolio transactions and a Fund's portfolio turnover rate will vary from year to year depending on the market. A higher portfolio turnover rate increases transaction costs (i.e., brokerage commissions) and adverse tax consequences for a Fund's shareholders. With frequent trading activity, a greater proportion of any dividends paid out by a Fund will be characterized as ordinary income, which is taxed at higher rates than long-term capital gains. Such factors may have the effect of lowering overall fund performance.


     The Funds also may use other strategies and engage in other investment practices, which are more fully described in the Funds' Statement of Additional Information ("SAI") which is available on the Funds' website at http://www.RoxburyFunds.com.

ADDITIONAL RISK INFORMATION

     The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds' SAI which is available on the Funds' website at http://www.RoxburyFunds.com.

     - SMALL COMPANY RISK: Companies in which the Funds invest may be more vulnerable than larger companies to adverse business or economic developments. Small-cap and mid-cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies.

     - GROWTH INVESTING RISK: The risk that an investment in a growth-oriented fund may be more volatile than the rest of the U.S. market as a whole.

     - DERIVATIVES RISK: Some of a Fund's investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging, risk management, or other fund management purposes consistent with a Fund's investment objective. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Fund's total assets may at any time be committed or exposed to derivative strategies.

     - FOREIGN SECURITY RISK: Foreign investments involve risks relating to political, economic, regulatory or social instability, military action or unrest, or diplomatic developments and may be affected by actions of foreign governments adverse to the interest of U.S. investors.

     - CURRENCY RISK: The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency; therefore, changes in foreign currency exchange rates affect the net asset value of the Funds.

     - IPO RISK: The Funds may purchase securities of companies engaged in their initial public offerings ("IPOs"). The price of securities purchased in IPOs can be very volatile. The effect of IPO investments on a Fund's performance depends on a variety of factors, including the number of IPOs a Fund invests in relative to the size of a Fund, and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Fund's asset base increases, IPOs often have a diminished effect on fund performance.

     - LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. While the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volumes than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets. Forced liquidations of a Fund could result in adverse price fluctuations in securities held and in a Fund's overall value.

     - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     - VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

FINANCIAL HIGHLIGHTS


     The financial highlights table is intended to help you understand a Fund's financial performance since its inception. Certain information reflects financial results for a single Investor Share of a Fund. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund assuming reinvestment of all dividends and other distributions. Financial highlights have been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available, without charge, on the Funds' website at http://RoxburyFunds.com or by calling (800) 497-2960.



MID-CAP FUND -- INVESTOR SHARES



                                                               For the Fiscal Years Ended June 30
                                                       --------------------------------------------------
                                                         2006       2005       2004      2003       2002
                                                       -------    -------    -------    ------    -------
NET ASSET VALUE - BEGINNING OF YEAR ................   $  5.84    $  5.38    $  4.24    $ 4.32    $  5.55
                                                       -------    -------    -------    ------    -------
INVESTMENT OPERATIONS:
   Net investment loss(1) ..........................     (0.05)     (0.05)     (0.05)    (0.05)     (0.06)
   Net realized and unrealized gain (loss) on
      investments ..................................      0.72       0.52       1.19     (0.03)     (1.08)
                                                       -------    -------    -------    ------    -------
         Total from investment operations ..........      0.67       0.47       1.14     (0.08)     (1.14)
                                                       -------    -------    -------    ------    -------
DISTRIBUTIONS:
   From net realized gains .........................     (0.22)     (0.01)        --        --      (0.09)
                                                       -------    -------    -------    ------    -------
NET ASSET VALUE - END OF YEAR ......................   $  6.29    $  5.84    $  5.38    $ 4.24    $  4.32
                                                       =======    =======    =======    ======    =======
TOTAL RETURN .......................................     11.67%      8.75%     26.89%    (1.85)%   (20.82)%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(2)
   Expenses:
      Including expense limitations ................      1.55%      1.55%      1.55%     1.55%      1.55%
      Excluding expense limitations ................      2.35%      2.59%      5.18%    38.22%     63.66%
   Net investment loss .............................     (0.88)%    (1.03%)    (1.05)%   (1.07)%    (1.30)%
Portfolio turnover rate ............................       110%       110%        79%      119%       116%
Net assets at end of year (000 omitted) ............   $12,527    $11,689    $12,750    $1,037    $   508


----------




(1) The net investment loss per share was calculated using average shares outstanding method.



(2) For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment loss ratios include expenses allocated from the master fund, WT Investment Trust I -- Mid Cap Series (the "Series"), and the portfolio turnover rate reflects the investment activity of the Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

SMALL-CAP GROWTH FUND -- INVESTOR SHARES


                                                                                For the Period
                                                       For the Fiscal Year   September 30, 2004(1)
                                                              Ended                 through
                                                          June 30, 2006          June 30, 2005
                                                       -------------------   ---------------------
NET ASSET VALUE -- BEGINNING OF PERIOD .............         $16.62                $ 15.48
                                                             ------                -------
INVESTMENT OPERATIONS:
   Net investment loss(2) ..........................          (0.21)                 (0.15)
   Net realized and unrealized gain on
      investments ..................................           3.18                   1.64
                                                             ------                -------
Total from investment operations ...................           2.97                   1.49
                                                             ------                -------
DISTRIBUTIONS:
From net realized gains ............................          (0.06)                 (0.35)
                                                             ------                -------
NET ASSET VALUE -- END OF PERIOD ...................         $19.53                $ 16.62
                                                             ======                =======
TOTAL RETURN .......................................          17.91%                  9.60%**

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(3)
   Expenses:
      Including waivers/reimbursements .............           1.49%                  1.60%*
      Excluding waivers/reimbursements .............           1.52%                236.10%*
   Net investment loss .............................          (1.02)%                (1.28)%*
Portfolio turnover rate ............................            144%                   161%**
Net assets at end of period (000 omitted) ..........         $  718                $     5


----------
*    Annualized.

**   Not annualized.

(1)  Commencement of operations.

(2) The net investment loss per share was calculated using average shares outstanding method.


(3) For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment loss ratios include expenses allocated from the master fund, WT Investment Trust I - Small Cap Growth Series (the "Series"), and the portfolio turnover rate reflects the investment activity of the Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

                             MANAGEMENT OF THE FUNDS

     The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

INVESTMENT ADVISER


     Roxbury Capital Management, LLC ("Roxbury"), 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401, serves as the investment adviser to the Funds. As the Funds' investment adviser, Roxbury has overall responsibility for directing the Funds' investments. Roxbury provides investment advisory services to mutual funds and other institutional accounts, including corporations, union and pension accounts, foundations, and endowments, as well as to individuals. As of September 30, 2006, Roxbury had assets under management of approximately $3.2 billion.



     For the fiscal year ended June 30, 2006, Roxbury received, after waivers and reimbursements, an advisory fee of 0.16% and 1.00% of the average daily net assets of the Mid-Cap Fund and Small-Cap Fund, respectively. Roxbury may make payments to dealers, financial intermediaries or service providers out of its own resources, including revenue from the advisory fees received from a Fund. These payments may be made to compensate the recipient for marketing support services and shareholder service activities.


FUND MANAGERS

     Each Fund manager's business experience and educational background is provided below. The Funds' SAI provides additional information about the Fund managers' compensation, other accounts managed by the Fund managers and the managers' ownership of securities in the Funds.

ROXBURY MID-CAP FUND


     ALFRED J. LOCKWOOD, CPA, CFA is the Portfolio Manager of the Mid-Cap Fund and is also responsible for general research on small to mid-cap companies. Mr. Lockwood's participation in Roxbury's Investment Committee provides additional access to research and investment ideas. Mr. Lockwood joined Roxbury in 1992 and is the manager of Roxbury's small to mid-cap strategies. He is Co-Chief Investment Officer and a member of Roxbury's Investment Committee. Mr. Lockwood's CPA background complements his securities analysis in researching mid-size growth companies. His previous experience as an Audit Manager for Ernst & Young exposed him to many company managements, primarily in the small to mid-cap areas and across a diverse range of industries, including distribution, healthcare, technology and others. Mr. Lockwood has particular skill in assessing a company's complete business context relative to its competitors and the marketplace. A skilled numbers man, he likes to look beyond the numbers for undervalued or misunderstood investment opportunities. Mr. Lockwood received a B.S> from California State University, Northridge.


ROXBURY SMALL-CAP GROWTH FUND

     The day-to-day management of the Fund is the responsibility of Roxbury's Small-Cap Growth Investment Team, which includes the individuals listed below. The Investment Team meets regularly to make investment decisions for the Fund.


     STEVE MARSHMAN, CFA joined Roxbury in July of 2002 and has fourteen years of investment management experience. From 1995 to July 2002, Mr. Marshman was with Columbia Management Group ("Columbia") where he was a Fund Manager on the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on small/mid-cap securities. His responsibilities at Columbia also included management of Columbia's Technology Fund. Prior to joining Columbia, Mr. Marshman was a fighter pilot in the U.S. Air Force. He has a B.S. from the U.S. Air Force Academy and an M.B.A. from Golden Gate University.

     ROBERT MARVIN, CFA, CPA joined Roxbury in July 2002 and has fourteen years of investment management experience. From 1998 to July 2002, Mr. Marvin was with Columbia where he was a Fund Manager on the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on small/mid-cap securities. Prior to joining Columbia, he was Vice President and Consumer Analyst for The Seidler Companies, a Los Angeles based boutique research and brokerage firm. Mr. Marvin began his career at Deloitte & Touche where he earned his CPA and became a Senior Consultant. He has a B.S. from the University of California, Berkeley and an M.B.A. from UCLA.


     BRIAN SMOLUCH, CFA joined Roxbury in July 2002 and has ten years of investment management experience. From 1996 to July 2002, Mr. Smoluch was with Columbia where he was a Fund Manager on the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on small/mid-cap securities. From July 1994 to June 1996, he was a Financial Analyst at Salomon Brothers Investment Banking in New York City. He has a B.S. from the University of Virginia and an M.B.A. from Harvard University.

SERVICE PROVIDERS

     The chart below provides information on the primary service providers.

Asset Management                        Shareholder Services

          INVESTMENT ADVISER                         TRANSFER AGENT

    Roxbury Capital Management LLC                      PFPC Inc.
       100 Wilshire Boulevard,                       760 Moore Road
          Suite 1000 Santa                      King of Prussia, PA 19406
           Monica, CA 90401

   Manages the Funds' business and       Handles shareholder services, including
        investment activities.          recordkeeping and statements, payment of
                                         distributions and processing of buy and
                                                     sell requests.

                                 WT MUTUAL FUND
                              ROXBURY MID-CAP FUND
                          ROXBURY SMALL-CAP GROWTH FUND

Fund Operations                         Fund Asset Safe Keeping


          ADMINISTRATOR AND                            CUSTODIAN
           ACCOUNTING AGENT


              PFPC Inc.                        Wilmington Trust Company
         301 Bellevue Parkway                  1100 North Market Street
         Wilmington, DE 19809                    Wilmington, DE 19890


  Provides facilities, equipment and     Holds the Funds' assets, settles all
personnel to carry out administrative    Fund trades and collects most of the
  services related to the Funds and     valuation data required for calculating
   calculates each Fund's NAV and              each Fund's NAV per share
            distributions.


                       Distribution

                                   DISTRIBUTOR

                       Professional Funds Distributor, LLC
                                 760 Moore Road
                            King of Prussia, PA 19406

                         Distributes the Funds' shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

     The price of each Fund's shares is based on its net asset value ("NAV"). Each Fund values its assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds' sub-administrator, PFPC, Inc. ("PFPC"), determines the daily NAV per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

     Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The Funds' policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Funds' procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

     PFPC determines the NAV per share of the Funds as of the close of regular trading on the New York Stock Exchange ("Exchange") (currently 4:00 p.m. Eastern time) on each day that the Exchange and the transfer agent are open for business (each, a "Business Day"). The NAV is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in a Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation. Shares will only be priced on business days. In addition, foreign securities held by a Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Funds cannot be bought or sold.

PURCHASE OF SHARES

     Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in the Funds' Investor Shares is $2,000. Additional investments may be made in any amount. You may purchase shares as specified below.

     Investors may purchase shares of a Fund through financial intermediaries such as financial consultants, securities brokers, dealers or benefit plan administrators. Investors should contact their financial intermediary directly for appropriate instructions, as well as for information pertaining to account and any servicing or transaction fees that may be charged. Some financial intermediaries may appoint subagents.

     The Funds reserve the right to change the criteria for eligible investors and investment minimums.

     BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Roxbury Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

Regular mail:          Overnight mail:
------------           --------------
Roxbury Funds          Roxbury Funds
c/o PFPC Inc.          c/o PFPC Inc.
P.O. Box 9828          101 Sabin Street
Providence, RI 02940   Pawtucket, RI 02860-1427

     BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 497-2960 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

     ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

     Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

     It is the responsibility of the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

REDEMPTION OF SHARES

     You may sell (redeem) your shares on any Business Day. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% on the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of the financial intermediary to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next Business Day (if received after 4:00 p.m. Eastern time or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through a financial intermediary you should contact the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.


     REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Roxbury Funds (see "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first, however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including (i) shares redeemed (A) via a systematic withdrawal plan approved by the adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; or (ii) shares converted from one share class to another in the same Fund.

     FREQUENT PURCHASES AND REDEMPTIONS: The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of Fund shares can disrupt the management of a Fund, negatively affect a Fund's performance, and increase expenses for all of a Fund's shareholders. In particular, frequent trading can: (i) force a Fund's portfolio managers to hold larger cash positions than desired instead of fully investing the Fund, which can result in lost investment opportunities; (ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for a Fund; and (iv) trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example some small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders using arbitrage strategies can dilute a Fund's NAV for long-term shareholders.

     IF YOU INTEND TO TRADE FREQUENTLY OR USE MARKET TIMING INVESTMENT STRATEGIES, YOU SHOULD NOT PURCHASE SHARES OF THE FUNDS.

     The Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Funds' policy is intended to discourage excessive trading in a Fund's shares that may harm long-term investors and to make reasonable efforts to detect and deter excessive trading. The Funds reserve the right to reject any purchase order or exchange request at any time and for any reason, without prior written notice. The Funds may, in certain circumstances, reverse a transaction determined to be abusive.

     The Funds will generally monitor trading activity within a 90-day period. The Funds may consider trading activity over a longer period than 90 days and may take into account market conditions, the number of trades and the amount of the trades in making such determinations. In applying these policies, the Funds consider the information available to it at the time and may consider trading activity in multiple accounts under common ownership, control or influence.

     When excessive or short-term trading is detected, the party involved may be banned from future trading in a Fund. Judgments related to the rejection of purchase and the banning of future trades are inherently subjective and involve some selectivity in their application. Roxbury will seek to make judgments and applications that are consistent with the interests of the affected Fund's shareholders.


     The Funds' policies for deterring excessive trading in Fund shares are intended to be applied uniformly to all Fund shareholders to the extent practicable. Some intermediaries, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Fund. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with different market timing policies, a Fund is substantially limited in its ability to identify or deter excessive traders or other abusive traders. The transfer agent for the Funds will use its best efforts to obtain the cooperation of intermediaries to identify excessive traders and to prevent or limit abusive trading activity, to the extent practicable. Nonetheless, a Fund's ability to identify and deter frequent purchases and redemptions of a Fund's shares through omnibus accounts is limited, and a Fund's success in accomplishing the objectives of the policies concerning excessive trading in Fund shares in this context depends significantly upon the cooperation of the intermediaries, which may have adopted their own policies regarding excessive trading which are different than those of the Funds.



     BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:


Regular mail:          Overnight mail:
------------           --------------
Roxbury Funds          Roxbury Funds
c/o PFPC Inc.          c/o PFPC Inc.
P.O. Box 9828          101 Sabin Street
Providence, RI 02940   Pawtucket, RI 02860-1427

     BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are risks. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

     ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.


     In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Fund shares.


     If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

     SMALL ACCOUNTS: If the value of your investment in the Fund falls below $2,000, you may be asked to increase your balance. If after 60 days the account value is still below $2,000, your account may be closed and the proceeds sent you. The Funds will not close your account if it falls below $2,000 solely as a result of a reduction in your account's market value.

     For additional information on other ways to redeem shares, please refer to the Fund's SAI.

EXCHANGE OF SHARES

     You may exchange all or a portion of your shares in a Fund for Investor Shares of the following funds ("Roxbury Funds"):

     Roxbury Mid-Cap Fund
     Roxbury Small-Cap Growth Fund

     Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

     Exchange transactions will be subject to the minimum initial investment and other requirements of the Fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $2,000 in a shareholder's account.

     FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% on the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

     Prospectuses for the Roxbury Funds may be obtained, free of charge, on the Funds' website at http://www.RoxburyFunds.com or by calling (800) 497-2960. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in an account with a financial intermediary, contact the financial intermediary. The Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.

DISTRIBUTIONS

     Distributions from the net investment income of each Fund are declared and paid annually to you. Any net capital gain realized by a Fund will be distributed annually.

     Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES


     As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While the Funds may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. The Funds' distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. If a Fund has dividend income that qualifies as qualified dividend income the maximum amount allowable will be designated by the Fund and such amount will be taxable to individual shareholders at a stated maximum rate of 15%. The Funds will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.


     A Fund's distribution of a net capital gain, if any, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if Fund shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. The Funds anticipate the distribution of net capital gains.

     It is a taxable event for you if you sell or exchange Fund shares. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

     STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

     This section is only a summary of some important income tax considerations that may affect your investment in a Fund. Any discussion of tax matters contained in this prospectus is not intended or written to be used, and cannot be used, for the purpose of avoiding any penalties that may be imposed under the Federal tax laws. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

     Professional Funds Distributor, LLC manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Investor Shares of the Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares. Roxbury may pay brokers, financial intermediaries or service providers an amount calculated as a percentage of assets held by customers of the recipient. Please contact your broker, financial intermediary or service provider for details about payments it may receive.

SHAREHOLDER SERVICE FEES

     The Board of Trustees has adopted a shareholder service plan authorizing Investor Shares of the Mid-Cap Fund and Small-Cap Fund to pay service providers an annual fee not exceeding 0.25% of the Fund's average daily net assets of its Investor Shares, to compensate service providers who maintain a service relationship. Service activities provided under this plan include: (a) establishing and maintaining shareholder accounts and records, (b) answering shareholder inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other related services requested by shareholders. Roxbury may also provide services to certain accounts holding Investor Shares of the Mid-Cap Fund and receive the applicable shareholder service fee.

SHARE CLASSES


     Each Fund issues Institutional Shares and Investor Shares. Each class of shares bears a pro-rata portion of a Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Any investor may purchase Investor Shares.

                              FOR MORE INFORMATION

     FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on the Funds' portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

     STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

     Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:

     The Roxbury Funds
     c/o PFPC Inc.
     101 Sabin Street
     Pawtucket, RI 02860-1427
     (800) 497-2960
     9:00 a.m. to 5:00 p.m. Eastern time


     The Funds' SAI and annual and semi-annual reports are also available, free of charge, at http://www.RoxburyFunds.com. Information about the Funds, including the SAI, can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090. Reports and other information about the Funds may be viewed or downloaded from the EDGAR database on the SEC's website at http://www.sec.gov.


     FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800) 497-2960.

            The investment company registration number is 811-08648.

                              ROXBURY MID-CAP FUND

                          ROXBURY SMALL-CAP GROWTH FUND

                                OF WT MUTUAL FUND
                              INSTITUTIONAL SHARES


                        PROSPECTUS DATED NOVEMBER 1, 2006


     This prospectus contains important information about these mutual funds, including information on their investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

     These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a criminal offense.

TABLE OF CONTENTS


                               FUND DESCRIPTIONS

A look at the goals, strategies, risks, expenses and financial history of the Funds.

Summary...................................................................    1
Performance Information...................................................    3
Fees and Expenses.........................................................    5
Example...................................................................    6
Investment Objectives.....................................................    7
Primary Investment Strategies.............................................    7
Additional Risk Information...............................................   10
Financial Highlights......................................................   11

                            MANAGEMENT OF THE FUNDS

Details about the service providers.

Investment Adviser........................................................   13
Fund Managers.............................................................   13
Service Providers.........................................................   15

                            SHAREHOLDER INFORMATION

Policies and instructions for opening, maintaining and closing an account in the Funds.

Pricing of Shares.........................................................   16
Purchase of Shares........................................................   16
Redemption of Shares......................................................   17
Exchange of Shares........................................................   19
Distributions.............................................................   20
Taxes.....................................................................   20

                           DISTRIBUTION ARRANGEMENTS

Details on the Funds' share classes.

Share Classes.............................................................   21

FOR MORE INFORMATION......................................................   22

                              ROXBURY MID-CAP FUND

                          ROXBURY SMALL-CAP GROWTH FUND

                              INSTITUTIONAL SHARES

                                FUND DESCRIPTIONS


SUMMARY

Investment Objectives    The ROXBURY MID-CAP FUND (the "Mid-Cap Fund") seeks
                         superior long-term growth of capital.

                         The ROXBURY SMALL-CAP GROWTH FUND (the "Small-Cap
                         Fund") seeks to achieve long-term capital appreciation.

Investment Focus         Equity (or equity-related) securities

Share Price Volatility   High

Principal Investment     The MID-CAP FUND invests, under normal market
Strategies               conditions, at least 80% of its assets in securities of
                         companies with market capitalizations, at the time of
                         purchase, consistent with the capitalization ranges of
                         the Russell MidCap and S&P MidCap 400 Indices.

                         The SMALL-CAP FUND invests, under normal market conditions, at least 80% of its assets in securities of companies with market capitalizations, at the time of purchase, consistent with the capitalization ranges of the Russell 2000 and S&P SmallCap 600 Indices.

                         The Funds may invest in securities (including preferred stock, warrants and debentures) convertible into or exercisable for common stock and certain option and financial futures contracts ("derivatives"). The Funds may also invest in foreign securities, including
                         American Depositary Receipts.

Principal Risks          An investment in a Fund is subject to the risks
                         summarized below, which are further described under
                         "Additional Risk Information."

                         - It is possible to lose money by investing in the Funds. There is no guarantee that the stock market or the securities that a Fund buys will increase in value.

                         - The Funds' share prices will fluctuate in response to changes in the market value of the Funds' underlying investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.

                         - The Funds are subject to greater volatility than funds that invest in large-cap companies. Mid-cap and small-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments, their securities may be less liquid and more volatile than securities of larger companies and may suffer significant losses.

                         - Growth-oriented investments may be more volatile than the rest of the U.S. stock market as a whole.

                         - Investments in a foreign market are subject to foreign security risk and the risk of losses caused by changes in foreign currency exchange rates.

                         - The use of derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in securities underlying those derivatives. These risks may cause a Fund to experience higher losses than a fund that does not use derivatives.

                         - The performance of the Funds will depend on whether or not the investment adviser is successful in pursuing the Funds' investment strategies.

                         - The Funds are also subject to other risks which are described under "Additional Risk Information."

Investor Profile         Investors who want the value of their investment to
                         grow and who are willing to accept more volatility for
                         the possibility of higher returns.

PERFORMANCE INFORMATION

                              ROXBURY MID-CAP FUND


     The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing how the Fund's average annual returns for one and five years and since inception, both before and after taxes, compared with those of the Russell MidCap Growth Index, which is a broad measure of market performance. The performance shown is for the Investor Shares of the Fund, as the Institutional Share Class has not had a full calendar year of performance as of the date of this prospectus. Returns of Institutional Shares will differ to the extent that they have different expenses. Specifically, Investor Shares are subject to a 0.25% shareholder service fee. Total returns for Investor Shares would have been lower than shown below had certain fees and expenses not been waived and/or reimbursed. The Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.



           ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION


                               (PERFORMANCE GRAPH)


PERFORMANCE
   YEARS      RETURNS
-----------   -------
2001            3.16%
2002          -31.29%
2003           45.25%
2004           13.30%
2005            8.59%






       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2006: 3.85%



 BEST QUARTER      WORST QUARTER
 ------------   ------------------
    21.14%            -21.76%
June 30, 2003   September 30, 2002


INVESTOR CLASS
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005


                                                         SINCE INCEPTION
                                    1 YEAR   5 YEARS   (DECEMBER 14, 2000)
                                    ------   -------   -------------------
Before Taxes                         8.59%    4.84%           4.71%
After Taxes on Distributions(1,2)    7.65%    4.51%           4.39%
After Taxes on Distributions and
   Sales of Fund Shares(1,2)         5.99%    4.00%           3.89%
Russell MidCap Growth Index
   (reflects no deduction for
   fees, expenses or taxes)(3)      12.10%    1.38%           1.38%


----------
(1) These figures assume the reinvestment of dividends and capital gain distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


(3) The Russell MidCap Growth Index is constructed to provide a comprehensive barometer of the mid-cap growth market.

                          ROXBURY SMALL-CAP GROWTH FUND

     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund for the past calendar year and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the Russell 2000 Growth Index, which is a broad measure of market performance. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


           ANNUAL TOTAL RETURN FOR THE CALENDAR YEARS SINCE INCEPTION


                               (PERFORMANCE GRAPH)


PERFORMANCE
   YEARS      RETURNS
-----------   -------
2004           7.55%
2005           7.68%






       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2006: 4.14%



   BEST QUARTER        WORST QUARTER
   ------------     ------------------
     12.76%               -7.58%
December 31, 2004   September 30, 2004


INSTITUTIONAL SHARES
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005


                                         SINCE INCEPTION
                               1 YEAR   (JANUARY 2, 2003)
                               ------   -----------------
Return Before Taxes             7.68%         24.52%
Return After Taxes on
   Distributions(1)             7.62%         23.83%
Return After Taxes on
   Distributions and Sale
   of Shares(1)                 5.06%         21.02%
Russell 2000 Growth Index
   (reflects no deductions
   for fees, expenses or
   taxes)(2)                    4.15%         20.93%


----------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


(2) The Russell 2000 Growth Index is constructed to provide a comprehensive barometer of the small-cap growth market.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Funds.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                            Institutional Shares
                                                            --------------------
Maximum sales charge (load) imposed on purchases (as a
   percentage of offering price)                                    None
Maximum deferred sales charge                                       None
Maximum sales charge imposed on reinvested dividends (and
   other distributions)                                             None
Redemption fee(1)                                                   1.00%
Exchange fee(1)                                                     1.00%

----------
(1) Institutional Shares of the Mid-Cap and Small-Cap Funds are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):


                                       Mid-Cap Fund   Small-Cap Fund
                                       ------------   --------------
Management fees(1)                      0.75%            1.00%
Distribution (Rule 12b-1) fees          None             None
Other expenses                          1.34%            0.25%
TOTAL ANNUAL FUND OPERATING EXPENSES    2.09%            1.25%
Waivers/Reimbursements                  0.79%(2,3)       0.01%(3)
TOTAL NET EXPENSES                      1.30%(2,3)       1.24%(3)


(1) The Mid-Cap Fund pays Roxbury a monthly advisory fee at the annual rate of 0.75% of the Fund's first $1 billion of average daily net assets; 0.70% of the next $1 billion of average daily net assets; and 0.65% of the Fund's average daily net assets in excess of $2 billion. The Small-Cap Fund pays Roxbury a monthly advisory fee at the annual rate of 1.00% of the Fund's first $1 billion of average daily net assets; 0.95% of the next $1 billion of average daily net assets; and 0.90% of the Fund's average daily net assets in excess of $2 billion.


(2) For Institutional Shares, the Adviser has a contractual obligation to waive a portion of its fees and assume certain expenses of the Mid-Cap Fund to limit the total annual operating expenses to 1.30%. The waiver will remain in effect through November 1, 2015 for the Institutional Shares of the Mid-Cap Fund.



(3) The administrator and accounting agent has a contractual obligation through September 2008 to waive certain flat rate fees associated with a Fund with average daily net assets below $75 million.

EXAMPLE

     This Example is intended to help you compare the cost of investing in Institutional Shares of a Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

     -    you reinvested all dividends and other distributions;

     -    the average annual return was 5%;

     - a Fund's total operating expenses (reflecting contractual waivers and reimbursements) are charged and remain the same over the time periods; and

     -    you redeemed all of your investment at the end of each time period.

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


INSTITUTIONAL SHARES   1 Year   3 Years   5 Years   10 Years
--------------------   ------   -------   -------   --------
Mid-Cap Fund            $132      $412      $713     $1,678
Small-Cap Fund          $126      $395       684     $1,509


----------
     The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future.

INVESTMENT OBJECTIVE


     The ROXBURY MID-CAP FUND seeks superior long-term growth of capital. The ROXBURY SMALL-CAP GROWTH FUND seeks to achieve long-term capital appreciation. The investment objective of each Fund may not be changed without shareholder approval.


     There is no guarantee that any Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES


     The ROXBURY MID-CAP FUND, under normal market conditions, invests at least 80% of its assets in the following equity (or equity-related) securities:



     - common stocks of corporations that are judged by the investment adviser to have strong growth characteristics and, with respect to at least 80% of the Fund's assets, at the time of purchase, have a market capitalization consistent with the capitalization ranges of the Russell MidCap and S&P MidCap 400 Indices ("mid-cap company")


     -    securities convertible into mid-cap companies

     -    options on common stock or options on stock indices

     The Fund invests in high quality, growing companies trading at reasonable valuations. It looks for seasoned businesses that can continue to grow in a variety of environments, experienced management teams, and emerging new leaders in technology and other industries. Such companies generally have favorable competitive positions, strong financials, and a commitment to enhancing shareholder value. Other common characteristics of the Fund's portfolio holdings include: effective management teams, proprietary technologies, free cash flow generation, low cost production, and high barriers to entry.

     The investment process is designed to produce a portfolio of relatively predictable companies with above-average and sustainable growth rates, strong financial strength, high returns of equity and favorable valuation metrics.

     All holdings are monitored closely. Holdings may be sold when companies become overvalued, more attractive investments are identified, poor relative price performance persists, and/or the fundamentals have weakened.


     Mid-cap companies are those whose capitalization is consistent with the capitalization range of the Russell MidCap and S&P MidCap 400 Indices ("Indices") at the time of the Fund's investment. As of September 30, 2006, the range of market capitalization of companies that are in the Russell MidCap Index was between $600 million and $18.2 billion. As market conditions change, so will the capitalizations of the companies that make up the Indices. The investment adviser looks for quality, sustainable-growth stocks within the mid-cap portion of the market. At the time of initial purchase, an investment's market capitalization will fall within the capitalization range of the Indices. Due to market price adjustments or other events after the time of purchase, it is possible that an investment's market capitalization may drift above or below this range. Nevertheless, companies whose capitalization no longer meets this definition after purchase continue to be considered to have a mid-cap market capitalization for purposes of the 80% policy. The Fund is not limited to only mid-cap companies, and under normal market conditions, may invest up to 20% of its assets in stocks of companies within larger or smaller capitalizations.

     The ROXBURY SMALL-CAP GROWTH FUND, under normal market conditions, invests at least 80% of its assets in the following equity (or equity-related) securities:



     - common stocks of U.S. corporations that are judged by the investment adviser to have strong growth characteristics or to be undervalued in the marketplace relative to underlying profitability and have a market capitalization which, at the time of purchase, is consistent with the capitalization ranges of the S&P SmallCap 600 and Russell 2000 Growth Indices ("small-cap companies")


     - options on, or securities convertible (such as convertible preferred stock, convertible bonds, warrants and debentures) into, the common stock of small-cap companies

     -    options on indices of the common stock of small-cap companies

     - contracts for either the future delivery, or payment in respect of the future market value, of certain indices of the common stock of small-cap companies, and options upon such futures contracts

     The research process for this Fund begins by screening a universe of stocks with market capitalizations of less than $2 billion and expected future earnings growth of greater than 15%. The managers then perform fundamental analysis to identify companies with the following characteristics: growing revenues, stable or expanding margins, low debt levels, solid cash flows, and high or potentially high returns on capital. Additional research is applied to the most promising candidates to uncover those companies with solid management that has executed well over time, strengthening competitive positions, and positive business and market trends. A valuation analysis is then performed to see whether the stock is attractively priced relative to its industry, historical range, and the overall market.

     A stock becomes a purchase candidate only if the portfolio managers are convinced there is a catalyst in place to provide for at least 15% stock price appreciation over the next 12 months.


     The Fund maintains a portfolio of approximately 60 to 90 stocks, which is constructed with the overall goal of mitigating risk. Stock positions are limited to a maximum 5% weighting and sector concentrations are +/- 15% of the sector weightings of the benchmark index (Russell 2000 Growth Index).


     Stocks are sold for undervaluation, when the fundamentals weaken or if poor relative price performance persists.


     Small-cap companies are those whose capitalizations are consistent with the market capitalizations of companies in the S&P SmallCap 600 and Russell 2000 Growth Indices at the time of the Fund's investment. As of September 30, 2006, the range of market capitalizations represented by companies in the Russell 2000 Growth Index was between $26 million and $4.2 billion. Due to market price adjustments or other events after the time of purchase, it is possible that an investment's market capitalization may drift above or below this range. Nevertheless, a company whose capitalization no longer meets this definition after purchase continues to be considered to have a small market capitalization for purposes of the 80% policy. The Fund is not limited to only small-cap companies and under normal market conditions may invest up to 20% of its assets in stocks of companies in other capitalizations ranges.


     ALL FUNDS. The investment adviser selects securities that it believes exhibit strong growth characteristics. The investment adviser uses a bottom up approach to identify new investment opportunities and to evaluate existing investments on an ongoing basis to determine continued suitability. All investments undergo a valuation analysis to estimate their risk/reward characteristics.

     The 80% policy of each Fund may be changed upon sixty (60) days written notice to shareholders.

     The Funds may also invest in certain option and financial futures contracts ("derivatives") as well as foreign securities, including American Depositary Receipts ("ADRs"). ADRs are negotiable certificates held in a U.S. bank representing a specific number of shares of a foreign stock traded on a U.S. stock exchange. ADRs make it easier for U.S. citizens to invest in foreign companies, due to the widespread availability of dollar-denominated price information, lower transaction costs, and timely dividend distributions. An American Depositary Share or ADS is the share issued under an ADR agreement which is actually traded.


     At the time of purchase, individual stock holdings may represent up to 5% of a Fund's value. However, due to market price fluctuations, individual stock holdings may exceed 5% of a Fund's value. The Funds may over or underweight certain industries and sectors based on the investment adviser's opinion of the relative attractiveness of companies within those industries and sectors. The Funds may not invest in more than 10% of the outstanding voting shares of a company.

     In order to respond to adverse market, economic, political or other conditions, the Funds may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade by a nationally recognized statistical rating organization, or determined by the investment adviser to be of comparable quality. The result of this action may be that a Fund will be unable to achieve its investment objective.


     The frequency of portfolio transactions and a Fund's portfolio turnover rate will vary from year to year depending on the market. A higher portfolio turnover rate increases transaction costs (i.e., brokerage commissions) and adverse tax consequences for a Fund's shareholders. With frequent trading activity, a greater proportion of any dividends paid out by a Fund will be characterized as ordinary income, which is taxed at higher rates than long-term capital gains. Such factors may have the effect of lowering overall fund performance.


     The Funds also may use other strategies and engage in other investment practices, which are more fully described in the Funds' Statement of Additional Information ("SAI") which is available on the Funds' website at http://www.RoxburyFunds.com.

ADDITIONAL RISK INFORMATION

     The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds' SAI which is available on the Funds' website at http://www.RoxburyFunds.com.

     - SMALL COMPANY RISK: Companies in which the Funds invest may be more vulnerable than larger companies to adverse business or economic developments. Small-cap and mid-cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies.

     - GROWTH INVESTING RISK: The risk that an investment in a growth-oriented fund may be more volatile than the rest of the U.S. market as a whole.

     - DERIVATIVES RISK: Some of a Fund's investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging, risk management, or other fund management purposes consistent with a Fund's investment objective. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Fund's total assets may at any time be committed or exposed to derivative strategies.

     - FOREIGN SECURITY RISK: Foreign investments involve risks relating to political, economic, regulatory or social instability, military action or unrest, or diplomatic developments and may be affected by actions of foreign governments adverse to the interest of U.S. investors.


     - CURRENCY RISK: The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency; therefore, changes in foreign currency exchange rates affect the net asset value of the Funds.


     - IPO RISK: The Funds may purchase securities of companies engaged in their initial public offerings ("IPOs"). The price of securities purchased in IPOs can be very volatile. The effect of IPO investments on a Fund's performance depends on a variety of factors, including the number of IPOs a Fund invests in relative to the size of a Fund, and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Fund's asset base increases, IPOs often have a diminished effect on fund performance.

     - LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. While the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volumes than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets. Forced liquidations of a Fund could result in adverse price fluctuations in securities held and in a Fund's overall value.

     - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     - VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

FINANCIAL HIGHLIGHTS


     The financial highlights table is intended to help you understand a Fund's financial performance since inception. Certain information reflects financial results for a single Institutional Share of a Fund. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions). Financial highlights have been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available without charge on the Funds' website at http://RoxburyFunds.com or by calling (800) 497-2960.



SMALL-CAP GROWTH FUND - INSTITUTIONAL SHARES



                                                                                       For the Period
                                                            For the Fiscal Years         January 2,
                                                               Ended June 30               2003(1)
                                                       -----------------------------       through
                                                         2006       2005       2004     June 30, 2003
                                                       --------   --------   -------   --------------
NET ASSET VALUE - BEGINNING OF PERIOD ..............   $  16.66   $  16.75   $ 12.76     $10.00
                                                       --------   --------   -------     ------
INVESTMENT OPERATIONS:
   Net investment loss(2) ..........................      (0.15)     (0.17)    (0.25)     (0.09)
   Net realized and unrealized gain on
      investments ..................................       3.17       0.43      4.64       2.85
                                                       --------   --------   -------     ------
      Total from investment operations .............       3.02       0.26      4.39       2.76
                                                       --------   --------   -------     ------
DISTRIBUTIONS:
      From net realized gains ......................      (0.06)     (0.35)    (0.40)        --
                                                       --------   --------   -------     ------
NET ASSET VALUE - END OF PERIOD ....................   $  19.62   $  16.66   $ 16.75     $12.76
                                                       ========   ========   =======     ======
TOTAL RETURN .......................................      18.17%      1.53%    34.67%     27.60%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(3)
   Expenses:
      Including waivers/reimbursements .............       1.24%      1.36%     1.69%      1.75%*
      Excluding waivers/reimbursements .............       1.25%      1.37%     1.79%      9.13%*
      Net investment loss ..........................      (0.78)%    (1.04)%   (1.53)%    (1.45)%*
Portfolio turnover rate ............................        144%       161%      172%        86%**
Net assets at end of period (000 omitted) ..........   $198,835   $147,907   $50,317     $8,835


----------
*    Annualized.

**   Not annualized.





(1)  Commencement of operations.



(2) The net investment loss per share was calculated using average shares outstanding method.



(3) For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment loss ratios include expenses allocated from the master fund, WT Investment Trust I - Small Cap Growth Series (the "Series"), and the portfolio turnover rate reflects investment activity of the Series. Effective July 1, 2005, the Fund no longer operated in a master-feeder structure.

MID-CAP FUND - INSTITUTIONAL SHARES


                                                                                For the Period
                                                                             February 8, 2005(1)
                                                       For the Fiscal Year         through
                                                       Ended June 30, 2006      June 30, 2005
                                                       -------------------   -------------------
NET ASSET VALUE - BEGINNING OF PERIOD...............          $ 5.84               $ 5.75
                                                              ------               ------
INVESTMENT OPERATIONS:
   Net investment loss (2)..........................           (0.04)               (0.02)
   Net realized and unrealized gain on investments..            0.72                 0.11
                                                              ------               ------
      Total from investment operations..............            0.68                 0.09
                                                              ------               ------
DISTRIBUTIONS
   From net realized gains..........................           (0.22)                  --
                                                              ------               ------
NET ASSET VALUE - END OF PERIOD.....................          $ 6.30               $ 5.84
                                                              ======               ======
TOTAL RETURN........................................           11.84%                1.57%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(3):
   Expenses:
      Including waivers/reimbursements..............            1.30%                1.30%*
      Excluding waivers/reimbursements..............            2.09%                3.50%*
   Net investment loss..............................           (0.63)%              (0.86%)*
Portfolio turnover rate.............................             110%                 110%**
Net assets at end of period (000 Omitted)...........          $  907               $1,079


----------
*    Annualized.

**   Not Annualized.

(1)  Commencement of operations.

(2) The net investment loss per share was calculated using the average shares outstanding method.


(3) For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment loss ratios include expenses allocated from the master fund, WT Investment Trust I - Mid Cap Series (the "Series"), and the portfolio turnover reflects the investment activity of the Series. Effective July 1, 2005, the Fund no longer operated in a master-feeder structure.

MANAGEMENT OF THE FUNDS

     The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

INVESTMENT ADVISER


     Roxbury Capital Management, LLC ("Roxbury"), 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401, serves as the investment adviser to the Funds. As the Funds' investment adviser, Roxbury has overall responsibility for directing the Funds' investments. Roxbury provides investment advisory services to mutual funds and other institutional accounts, including corporations, union and pension accounts, foundations, and endowments, as well as to individuals. As of September 30, 2006, Roxbury had assets under management of approximately $3.2 billion.



     For the fiscal year ended June 30, 2006, Roxbury received, after waivers and reimbursements, an advisory fee of 0.16% and 1.00% of the average daily net assets of the Mid-Cap Fund and Small-Cap Fund, respectively. Roxbury may make payments to dealers, financial intermediaries or service providers out of its own resources, including revenue from the advisory fees received from a Fund. These payments may be made to compensate the recipient for marketing support services and shareholder service activities.


FUND MANAGERS

     Each Fund manager's business experience and educational background is provided below. The Funds' SAI provides additional information about the Fund managers' compensation, other accounts managed by the Fund managers and the managers' ownership of securities in the Funds.

ROXBURY MID-CAP FUND


     ALFRED J. LOCKWOOD, CPA, CFA is the Portfolio Manager of the Mid-Cap Fund and is also responsible for general research on small to mid-cap companies. Mr. Lockwood's participation in Roxbury's Investment Committee provides additional access to research and investment ideas. Mr. Lockwood joined Roxbury in 1992 and is the manager of Roxbury's small to mid-cap strategies. He is Co-Chief Investment Officer and a member of Roxbury's Investment Committee. Mr. Lockwood's CPA background complements his securities analysis in researching mid-size growth companies. His previous experience as an Audit Manager for Ernst & Young exposed him to many company managements, primarily in the small to mid-cap areas and across a diverse range of industries, including distribution, healthcare, technology and others. Mr. Lockwood has particular skill in assessing a company's complete business context relative to its competitors and the marketplace. A skilled numbers man, he likes to look beyond the numbers for undervalued or misunderstood investment opportunities. Mr. Lockwood received a B.S> from California State University, Northridge.


ROXBURY SMALL-CAP GROWTH FUND

     The day-to-day management of the Fund is the responsibility of Roxbury's Small-Cap Growth Investment Team, which includes the individuals listed below. The Investment Team meets regularly to make investment decisions for the Fund.


     STEVE MARSHMAN, CFA joined Roxbury in July of 2002 and has thirteen years of investment management experience. From 1995 to July 2002, Mr. Marshman was with Columbia Management Group ("Columbia") where he was a Fund Manager on the Small/Mid Cap Investment Team as well as an Equity Analyst focusing on small/mid-cap securities. His responsibilities at Columbia also included management of Columbia's Technology Fund. Prior to joining Columbia, Mr. Marshman was a fighter pilot in the U.S. Air Force. He has a B.S. from the U.S. Air Force Academy and an M.B.A. from Golden Gate University.

     ROBERT MARVIN, CFA, CPA joined Roxbury in July 2002 and has thirteen years of investment management experience. From 1998 to July 2002, Mr. Marvin was with Columbia where he was a Fund Manager on the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on small/mid-cap securities. Prior to joining Columbia, he was Vice President and Consumer Analyst for The Seidler Companies, a Los Angeles based boutique research and brokerage firm. Mr. Marvin began his career at Deloitte & Touche where he earned his CPA and became a Senior Consultant. He has a B.S. from the University of California, Berkeley and an M.B.A. from UCLA.



     BRIAN SMOLUCH, CFA joined Roxbury in July 2002 and has nine years of investment management experience. From 1996 to July 2002, Mr. Smoluch was with Columbia where he was a Fund Manager on the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on small/mid-cap securities. From July 1994 to June 1996, he was a Financial Analyst at Salomon Brothers Investment Banking in New York City. He has a B.S. from the University of Virginia and an M.B.A. from Harvard University.

SERVICE PROVIDERS

     The chart below provides information on the primary service providers.

Asset Management                        Shareholder Services

          INVESTMENT ADVISER                         TRANSFER AGENT

    Roxbury Capital Management LLC                      PFPC Inc.
       100 Wilshire Boulevard,                       760 Moore Road
           Suite 1000 Santa                     King of Prussia, PA 19406
           Monica, CA 90401

   Manages the Funds' business and       Handles shareholder services, including
        investment activities.          recordkeeping and statements, payment of
                                         distributions and processing of buy and
                                                     sell requests.

                                 WT MUTUAL FUND

                              ROXBURY MID-CAP FUND
                          ROXBURY SMALL-CAP GROWTH FUND

Fund Operations                         Fund Asset Safe Keeping


          ADMINISTRATOR AND                            CUSTODIAN
           ACCOUNTING AGENT

                                               Wilmington Trust Company
              PFPC Inc.                        1100 North Market Street
         301 Bellevue Parkway                    Wilmington, DE 19890
         Wilmington, DE 19809


  Provides facilities, equipment and     Holds the Funds' assets, settles all
personnel to carry out administrative    Fund trades and collects most of the
  services related to the Funds and     valuation data required for calculating
    calculates each Fund's NAV and             each Fund's NAV per share
            distributions.


                       Distribution

                                   DISTRIBUTOR

                       Professional Funds Distributor, LLC
                                 760 Moore Road
                            King of Prussia, PA 19406

                         Distributes the Funds' shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

     The price of each Fund's shares is based on its net asset value ("NAV"). Each Fund values its assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds' sub-administrator, PFPC Inc. ("PFPC"), determines the daily NAV per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

     Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The Funds' policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Funds' procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing.


     PFPC determines the NAV per share of the Funds as of the close of regular trading on the New York Stock Exchange ("Exchange") (currently 4:00 p.m. Eastern time) on each day that the Exchange and the transfer agent are open for business (each, a "Business Day"). The NAV is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in a Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation. Shares will only be priced on Business Days. In addition, foreign securities held by a Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Funds cannot be bought or sold.


PURCHASE OF SHARES

     Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in the Funds' Institutional Shares is $100,000. Additional investments may be made in any amount. You may purchase shares as specified below.

     Investors may purchase shares of a Fund through financial intermediaries such as financial consultants, securities brokers, dealers or benefit plan administrators. Investors should contact their financial intermediary directly for appropriate instructions, as well as for information pertaining to account and any servicing or transaction fees that may be charged. Some financial intermediaries may appoint subagents.

     The Funds reserve the right to change the criteria for eligible investors and investment minimums.

     BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Roxbury Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, the Funds may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:

Regular mail:          Overnight mail:
-------------          ---------------
Roxbury Funds          Roxbury Funds
c/o PFPC Inc.          c/o PFPC Inc.
P.O. Box 9828          101 Sabin Street
Providence, RI 02940   Pawtucket, RI 02860-1427

     BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 497-2960 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

     ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

     Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

     It is the responsibility of the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

REDEMPTION OF SHARES


     You may sell (redeem) your shares on any Business Day. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% on the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of the financial intermediary to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next Business Day (if received after 4:00 p.m. Eastern time or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through a financial intermediary you should contact the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption request.



     REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Roxbury Funds (see "EXCHANGE OF SHARES" below). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first, however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including (i) shares redeemed (A) via a systematic withdrawal plan approved by the adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; or (ii) shares converted from one share class to another in the same Fund. See "EXCHANGE OF SHARES" for additional information regarding the exchange of shares of a Roxbury Fund.

     FREQUENT PURCHASES AND REDEMPTIONS: The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of Fund shares can disrupt the management of a Fund, negatively affect a Fund's performance, and increase expenses for all of a Fund's shareholders. In particular, frequent trading can: (i) force a Fund's portfolio managers to hold larger cash positions than desired instead of fully investing the Fund, which can result in lost investment opportunities; (ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for a Fund; and (iv) trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example some small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders using arbitrage strategies can dilute a Fund's NAV for long-term shareholders.

     IF YOU INTEND TO TRADE FREQUENTLY OR USE MARKET TIMING INVESTMENT STRATEGIES, YOU SHOULD NOT PURCHASE SHARES OF THE FUNDS.

     The Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Funds' policy is intended to discourage excessive trading in a Fund's shares that may harm long-term investors and to make reasonable efforts to detect and deter excessive trading. The Funds reserve the right to reject any purchase order or exchange request at any time and for any reason, without prior written notice. The Funds may, in certain circumstances, reverse a transaction determined to be abusive.

     The Funds will generally monitor trading activity within a 90-day period. The Funds may consider trading activity over a longer period than 90 days and may take into account market conditions, the number of trades and the amount of the trades in making such determinations. In applying these policies, the Funds consider the information available to it at the time and may consider trading activity in multiple accounts under common ownership, control or influence.

     When excessive or short-term trading is detected, the party involved may be banned from future trading in a Fund. Judgments related to the rejection of purchase and the banning of future trades are inherently subjective and involve some selectivity in their application. Roxbury will seek to make judgments and applications that are consistent with the interests of the affected Fund's shareholders.


     The Funds' policies for deterring excessive trading in Fund shares are intended to be applied uniformly to all Fund shareholders to the extent practicable. Some intermediaries, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Fund. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with different market timing policies, a Fund is substantially limited in its ability to identify or deter excessive traders or other abusive traders. The transfer agent for the Funds will use its best efforts to obtain the cooperation of intermediaries to identify excessive traders and to prevent or limit abusive trading activity, to the extent practicable. Nonetheless, a Fund's ability to identify and deter frequent purchases and redemptions of a Fund's shares through omnibus accounts is limited, and a Fund's success in accomplishing the objectives of the policies concerning excessive trading in Fund shares in this context depends significantly upon the cooperation of the intermediaries, which may have adopted their own policies regarding excessive trading which are different than those of the Funds.



     BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock

Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.



     Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:


Regular mail:          Overnight mail:
-------------          ---------------
Roxbury Funds          Roxbury Funds
c/o PFPC Inc.          c/o PFPC Inc.
P.O. Box 9828          101 Sabin Street
Providence, RI 02940   Pawtucket, RI 02860-1427

     BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are risks. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

     ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.


     In order to authorize the transfer agent to mail redemption proceeds to your account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Fund shares.


     If shares to be redeemed represent a recent investment made by check, the Funds reserve the right to withhold the redemption proceeds available until it believes that the check has been collected (which could take up to 10 days).

     SMALL ACCOUNTS: If the value of your account falls below the investment minimum, the Funds may ask you to increase your balance. If the account value is still below the investment minimum after 60 days, your account may be closed and the proceeds sent to you. The Funds will not close your account if it falls below the investment minimum solely as a result of a reduction in your account's market value.

     For additional information on other ways to redeem shares, please refer to our SAI.

EXCHANGE OF SHARES

     You may exchange all or a portion of your shares in a Fund for Institutional Shares of the following funds ("Roxbury Funds"):

     Roxbury Mid-Cap Fund
     Roxbury Small-Cap Growth Fund

     Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

     Exchange transactions will be subject to the minimum initial investment and other requirements of a Fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $100,000.

     FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% on the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.


     Prospectuses for the Roxbury Funds may be obtained, free of charge, on the Funds' website at http://www.RoxburyFunds.com or by calling (800) 497-2960. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in an account with a financial intermediary, contact the financial intermediary. The Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.


DISTRIBUTIONS

     Distributions from the net investment income, if any, of a Fund are declared and paid annually to you. Any net capital gain realized by a Fund will be distributed annually.

     Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES


     As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While the Funds may invest in securities that earn interest exempt from Federal income tax, the Funds' invests primarily in taxable securities. The Funds' distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. If a Fund has dividend income that qualifies as qualified dividend income, the maximum amount allowable will be designated by the Fund and such amount will be taxable to individual shareholders at a stated maximum rate of 15%. The Funds will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.


     A Fund's distribution of a net capital gain, if any, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if Fund shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. The Funds anticipate the distribution of net capital gains.

     It is a taxable event for you if you sell or exchange Fund shares. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

     STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

     This section is only a summary of some important income tax considerations that may affect your investment in a Fund. Any discussion of tax matters contained in this prospectus is not intended or written to be used, and cannot be used, for the purpose of avoiding any penalties that may be imposed under the Federal tax laws. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

     Professional Funds Distributor, LLC manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Institutional Shares of the Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares. Roxbury may pay brokers, financial intermediaries or service providers an amount calculated as a percentage of assets held by customers of the recipient. Please contact your broker, financial intermediary or service provider for details about payments it may receive.

SHARE CLASSES


     Each Fund issues Institutional Shares and Investor Shares. Each class of shares bears a pro-rata portion of a Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Any investor may purchase Investor Shares.

                              FOR MORE INFORMATION

     FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:


     ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on the Funds' holdings, operating results and a discussion of the market conditions and investment strategies that significantly affected the Funds' performance for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.


     STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio security holdings. The information in the SAI is incorporated into this prospectus by this reference.

     Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

     The Roxbury Funds
     c/o PFPC Inc.
     101 Sabin Street
     Pawtucket, RI 02860-1427
     (800) 497-2960
     9:00 a.m. to 5:00 p.m. Eastern time


     The Funds' SAI and annual and semi-annual reports are accessible, free of charge, on the Fund's website http://www.roxburyfunds.com. Reports and information about the Funds (including the SAI also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.


     FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800) 497-2960.

            The investment company registration number is 811-08648.

                                 WT MUTUAL FUND

                       WILMINGTON PRIME MONEY MARKET FUND
                  WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND
                     WILMINGTON TAX-EXEMPT MONEY MARKET FUND
                  WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND
                        WILMINGTON BROAD MARKET BOND FUND
                         WILMINGTON MUNICIPAL BOND FUND


                         WILMINGTON LARGE-CAP CORE FUND



                        WILMINGTON LARGE-CAP GROWTH FUND



                         WILMINGTON LARGE-CAP VALUE FUND


                          WILMINGTON MID-CAP CORE FUND


                         WILMINGTON SMALL-CAP CORE FUND


                        WILMINGTON SMALL-CAP GROWTH FUND


                         WILMINGTON SMALL-CAP VALUE FUND



              WILMINGTON FUNDAMENTALLY WEIGHTED LARGE COMPANY FUND





                            1100 North Market Street
                           Wilmington, Delaware 19890

                                   ----------


                       STATEMENT OF ADDITIONAL INFORMATION
                                NOVEMBER 1, 2006


                                   ----------


This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Funds' current prospectuses dated November 1, 2006, as amended from time to time. A copy of each current prospectus may be obtained without charge, on the Funds' website at http://www.wilmingtonfunds.com, by writing to Professional Funds Distributor, LLC (the "Distributor"), 760 Moore Road, King of Prussia, PA 19406 or by calling
(800) 336-9970. A copy may also be obtained from certain institutions such as banks or broker-dealers that have entered into servicing agreements with the Distributor.



Audited financial statements for the Funds (except for the Fundamentally Weighted Large Company Fund which has not yet commenced operations) for the fiscal year ended June 30, 2006, included in the Annual Reports to shareholders, are incorporated into this SAI by reference. The Annual Reports to shareholders are available without charge on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970.

                                TABLE OF CONTENTS


GENERAL INFORMATION.......................................................     1
INVESTMENT POLICIES.......................................................     1
MONEY MARKET FUNDS........................................................     1
THE BOND FUNDS............................................................     6
THE EQUITY FUNDS..........................................................    15
THE FUNDAMENTALLY WEIGHTED LARGE COMPANY FUND.............................    19
DISCLOSURE OF FUND HOLDINGS...............................................    22
INVESTMENT LIMITATIONS....................................................    23
TRUSTEES AND OFFICERS.....................................................    30
CODE OF ETHICS............................................................    35
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................    37
INVESTMENT ADVISORY AND SUB-ADVISORY SERVICES.............................    41
CRAMER ROSENTHAL MCGLYNN, LLC.............................................    44
ROXBURY CAPITAL MANAGEMENT, LLC...........................................    44
ADMINISTRATION AND ACCOUNTING SERVICES....................................    46
SHAREHOLDER SERVICE PLAN..................................................    47
ADDITIONAL SERVICE PROVIDERS..............................................    47
DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN................................    48
PORTFOLIO MANAGERS........................................................    49
BROKERAGE ALLOCATION AND OTHER PRACTICES..................................    57
CAPITAL STOCK AND OTHER SECURITIES........................................    59
PURCHASE, REDEMPTION AND PRICING OF SHARES................................    60
DIVIDENDS.................................................................    62
TAXATION OF THE FUNDS.....................................................    63
APPENDIX A OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES......   A-1
APPENDIX B DESCRIPTION OF SECURITIES RATINGS..............................   B-1
APPENDIX C RODNEY SQUARE MANAGEMENT CORPORATION  PROXY POLICIES,
   PROCEDURES, AND VOTING GUIDELINES......................................   C-1
APPENDIX D CRAMER ROSENTHAL MCGLYNN, LLC POLICIES AND PROCEDURES FOR
   PROXY VOTING...........................................................   D-1
APPENDIX E ROXBURY CAPITAL MANAGEMENT, LLC PROXY VOTING POLICIES AND
   PROCEDURES.............................................................   E-1

                               GENERAL INFORMATION


WT Mutual Fund (the "Trust") was organized as a Delaware statutory trust on June 1, 1994. The Trust has established the following Funds described in this SAI:
Wilmington Prime Money Market Fund, Wilmington U.S. Government Money Market Fund, Wilmington Tax-Exempt Money Market Fund, Wilmington Short/Intermediate-Term Bond Fund, Wilmington Broad Market Bond Fund, Wilmington Municipal Bond Fund, Wilmington Large-Cap Core Fund, Wilmington Large-Cap Growth Fund, Wilmington Large-Cap Value Fund, Wilmington Mid-Cap Core Fund, Wilmington Small-Cap Core Fund, Wilmington Small-Cap Growth Fund, Wilmington Small-Cap Value Fund and Wilmington Fundamentally Weighted Large Company Fund (collectively, the "Funds"). Each of these Funds issues Institutional and A Shares, except for the Wilmington Prime Money Market and Wilmington U.S. Government Money Market Funds which issue Institutional, Service and Class W Shares. The Tax-Exempt and Money Market Fund issue Institutional and Class W Shares. A Shares were formerly known as "Investor Shares." Each Fund is a diversified open-end management investment company.



For the periods prior to July 1, 2005, each Fund (except the Wilmington Mid-Cap Core Fund, the Wilmington Small-Cap Core Fund, the Wilmington Small-Cap Growth Fund, the Wilmington Small-Cap Value Fund and the Wilmington Fundamentally Weighted Large Company Fund) operated as feeder funds in a master-feeder structure pursuant to which Funds invested in a corresponding "master series" of WT Investment Trust I, which invested directly in investment securities.


Prior to July 1, 2005, the Wilmington Small-Cap Core Fund invested its assets in two master series in pursuit of its investment objective. The investment objective, strategies, policies and limitations of each master series were identical to its corresponding Fund.


The Wilmington Mid-Cap Core Fund, the Wilmington Small-Cap Growth Fund and the Wilmington Small-Cap Value Fund commenced operations on December 20, 2005. As of the date of this prospectus, the Wilmington Fundamentally Weighted Large Company Fund had not yet commenced operations.


                               INVESTMENT POLICIES

The following information supplements the information concerning each Fund's investment objective, policies and limitations found in its prospectus.

                               MONEY MARKET FUNDS

The "Money Market Funds" are the Wilmington Prime Money Market Fund (the "Prime Money Market Fund"), the Wilmington U.S. Government Money Market Fund (the "U.S. Government Money Market Fund") and the Wilmington Tax-Exempt Money Market Fund (the "Tax-Exempt Money Market Fund"). Each Money Market Fund has adopted a fundamental policy requiring it to maintain a constant net asset value of $1.00 per share, although this may not be possible under all circumstances. Each Fund values its portfolio securities on the basis of amortized cost (see "Purchase, Redemption and Pricing of Shares") pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). As conditions of that Rule, the Board of Trustees has established procedures reasonably designed to stabilize each Fund's price per share at $1.00 per share. Each Fund maintains a dollar-weighted average portfolio maturity of 90 days or less; purchases only instruments with effective maturities of 397 days or less; and invests only in securities which are of high quality as determined by a major rating service (known as a "nationally recognized statistical rating organization or an "NRSRO") or, in the case of instruments which are not rated, of comparable quality as determined by the investment adviser, Rodney Square Management Corporation ("RSMC"), under the direction of and subject to the review of the Board of Trustees.

The Prime Money Market Fund and the U.S. Government Money Market Fund seek high current income, while preserving capital and liquidity. The Tax-Exempt Money Market Fund seeks high current interest income exempt from Federal income taxes while preserving capital. Each Fund's investment objective may not be changed without shareholder approval.

The Prime Money Market Fund invests in money market instruments, including bank obligations, high quality commercial paper and U.S. Government obligations. The U.S. Government Money Market Fund invests in U.S. Government obligations and repurchase agreements collateralized by such obligations. Each of the Prime Money Market Fund and Tax-Exempt Money Market Fund may invest more than 25% of its total assets in the obligations of banks, finance companies and utilities; the U.S. Government Money Market Fund may invest up to 20% of its total assets in such obligations.


BANK OBLIGATIONS. The Prime Money Market Fund may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers' acceptances of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly owned banking subsidiaries of such foreign banks located in the United States.

Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, of the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by government regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing. A brief description of some typical types of bank obligations follows:

     - BANKERS' ACCEPTANCES. The Prime Money Market Fund and the Tax-Exempt Money Market Fund may invest in bankers' acceptances, which are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

     - CERTIFICATES OF DEPOSIT. The Prime Money Market Fund and the Tax-Exempt Money Market Fund may invest in certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

     - TIME DEPOSITS. The Prime Money Market Fund may invest in time deposits, which are bank deposits for fixed periods of time.

CERTIFICATES OF PARTICIPATION. The Tax-Exempt Money Market Fund may invest in certificates of participation, which give the investor an undivided interest in the municipal obligation in the proportion that the investor's interest bears to the total principal amount of the municipal obligation.

CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The Prime Money Market Fund may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated, at the time of purchase, in the highest category by an NRSRO, such as Moody's or S&P or, if not rated, determined by the investment adviser to be of comparable quality. See "Appendix B - Description of Ratings." The Fund may invest in asset-backed commercial paper subject to Rule 2a-7 restrictions on investments in asset-backed securities, which include a requirement that the security must have received a rating from an NRSRO.

FOREIGN SECURITIES. At the present time, portfolio securities of the Prime Money Market Fund that are purchased outside the United States are maintained in the custody of foreign branches of U.S. banks. To the extent that the Fund may maintain portfolio securities in the custody of foreign subsidiaries of U.S. banks, and foreign banks or clearing agencies in the future, those sub-custodian arrangements are subject to regulations under the 1940 Act that govern custodial arrangements with entities incorporated or organized in countries outside of the United States. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the counter markets. Investing in foreign securities involves certain special risks and considerations that are not typically associated with investing in U.S. companies, including, but not limited to, (i) generally less liquid and less efficient securities markets, (ii) generally greater price volatility, (iii) exchange rate fluctuations and exchange controls, (iv) the imposition of restrictions on the expatriation of funds or other assets, (v) less publicly available information about issuers, (vi) the imposition of taxes (vii) higher transaction and custody costs, (viii) settlement delays and risk of loss, (ix) difficulties in enforcing contracts, (x) less liquidity and smaller market capitalizations, (xi) less regulation of securities markets, (xii) different accounting and disclosure standards, (xiii) governmental interference, (xiv) higher inflation, (xv) social, economic and political uncertainties, (xvi) the risk of expropriation of assets, (xvii) and the risk of war.


ILLIQUID SECURITIES. No Money Market Fund may knowingly invest more than 10% of the value of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on a Fund's books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the investment adviser, pursuant to guidelines approved by the Board. The investment adviser will monitor the liquidity of securities held by a Fund and report periodically on such decisions to the Board. If the limitation on illiquid securities is exceeded, other than by a change in market values, the condition will be reported by a Fund's investment adviser to the Board of Trustees. Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").


INVESTMENT COMPANY SECURITIES. The Money Market Funds may invest in the securities of other money market mutual funds, within the limits prescribed by the 1940 Act. These limitations currently provide, in part, that a Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund's total assets were to be invested in the aggregate in all investment companies. As a shareholder in an investment company, the Fund would bear its pro-rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including exchange traded funds ("ETFs"), registered investment companies may be permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1) provided such ETF is granted an exemptive order by the SEC subject to certain terms and conditions imposed by such exemptive order. It is possible that a Fund will enter into an agreement with an ETF pursuant to an exemptive order to allow the Fund to invest in such ETF beyond the limitations of Section 12(d)(1).


MUNICIPAL SECURITIES. The Prime Money Market Fund and the Tax-Exempt Money Market Fund each may invest in debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their sub-divisions, agencies and instrumentalities (collectively, "municipal securities") to obtain funds for various public purposes such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. Yields on municipal securities are the product of a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Although the interest on municipal securities may be exempt from Federal income tax, dividends paid by a Fund to its shareholders may not be tax-exempt. A brief description of some typical types of municipal securities follows:

     - GENERAL OBLIGATION SECURITIES are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. The proceeds from general obligation securities are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, and water and sewer systems.

     - REVENUE OR SPECIAL OBLIGATION SECURITIES are backed by the revenues of a specific project or facility - tolls from a toll bridge, for example. The proceeds from revenue or special obligation securities are used to fund a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Many municipal issuers also establish a debt service reserve fund from which principal and interest payments are made. Further security may be available in the form of the state's ability, without obligation, to make up deficits in the reserve fund.

     - MUNICIPAL LEASE OBLIGATIONS may take the form of a lease, an installment purchase or a conditional sale contract issued by state and local governments and authorities to acquire land, equipment and facilities. Usually, the Funds will purchase a participation interest in a municipal lease obligation from a bank or other financial intermediary. The participation interest gives the holder a pro-rata, undivided interest in the total amount of the obligation.

          Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. The interest income from the lease obligation may become taxable if the lease is assigned. Also, to free the municipal issuer from constitutional or statutory debt issuance limitations, many leases and contracts include non-appropriation clauses providing that the municipality has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the municipality on a yearly or other periodic basis. Finally, the lease may be illiquid.

     - BOND ANTICIPATION NOTES are normally issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide money for the repayment of the notes.

     - TAX ANTICIPATION NOTES finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable for these specific future taxes.

     - REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

     - INDUSTRIAL DEVELOPMENT BONDS ("IDBS") AND PRIVATE ACTIVITY BONDS ("PABs") are specific types of revenue bonds issued on or behalf of public authorities to finance various privately operated facilities such as educational, hospital or housing facilities, local facilities for water supply, gas, electricity, sewage or solid waste disposal, and industrial or commercial facilities. PABs generally are such bonds issued after April 15, 1986. These obligations are included within the term "municipal bonds" if the interest paid on them is exempt from Federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most case revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of the IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed, or some form of credit enhancement such as a letter of credit.

     - RESOURCE RECOVERY BONDS are affected by a number of factors, which may affect the value and credit quality of these revenue or special obligations. These factors include the viability of the project being financed, environmental protection regulations and project operator tax incentives.

     - TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES provide for short-term capital needs and usually have maturities of one year or less. They include tax anticipation notes, revenue anticipation notes and construction loan notes.

     - CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration by way of Fannie Mae or the Government National Mortgage Association ("Ginnie Mae.")

     - PUT BONDS are municipal bonds which give the holder the right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond's maturity date.

REPURCHASE AGREEMENTS. Each Money Market Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund if the other party to the repurchase agreement defaults), it is the policy of a Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the investment adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Fund's investment limitations.


SECURITIES LENDING. Each Money Market Fund may from time to time lend their portfolio securities pursuant to agreements which require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund and all deemed borrowing exceeds one-third of the value of the Fund's total assets taken at fair market value. When a Fund lends its portfolio securities, the collateral (i.e., the cash or securities that the Fund is obligated to return) can be included as part of the Fund's total assets in calculating the percentages of the Fund's total assets on loan. Collateral must be valued daily by the investment adviser and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the investment adviser to be of good standing and when, in the judgment of the investment adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.



STANDBY COMMITMENTS. Each Money Market Fund may invest in standby commitments. It is expected that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Funds may pay for standby commitments either separately in cash or by paying a higher price for the obligations acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). Standby commitments purchased by the Funds will be valued at zero in determining net asset value ("NAV") and will not affect the valuation of the obligations subject to the commitments. Any consideration paid for a standby commitment will be accounted for as unrealized depreciation and will be amortized over the period the commitment is held by a Fund.



U.S. GOVERNMENT OBLIGATIONS. Each Money Market Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from securities supported by the full faith and credit of the United States (for example, Ginnie Mae securities), to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac, the Tennessee Valley Authority, Federal Farm Credit Banks and the Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.


VARIABLE AND FLOATING RATE SECURITIES. Each Money Market Fund may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. Fund investments in these securities must comply with conditions established by the Securities and Exchange Commission ("SEC") under which they may be considered to have remaining maturities of 397 days or less.

WHEN-ISSUED SECURITIES. Each Money Market Fund may buy when-issued securities or sell securities on a delayed-delivery basis. This means that delivery and payment for the securities normally will take place approximately 15 to 90 days after the date of the transaction. The payment obligation and the interest rate that will be received are each fixed at the time the buyer enters into the commitment. During the period between purchase and settlement, the purchaser makes no payment and no interest accrues to the purchaser. However, when a security is sold on a delayed-delivery basis, the seller does not participate in further gains or losses with respect to the security. If the other party to a when-issued or delayed-delivery transaction fails to transfer or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss.

While a Fund initially commits to purchase such securities with the purpose of actually acquiring them, the Fund may subsequently (i) dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy or (ii) sell the underlying securities before they are delivered, which may result in gains or losses. The Fund may also designate liquid assets, marked to market daily, maintained at a value equal to its current obligations for when-issued securities.


When a Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security each day in determining NAV per share, subject to changes in market value generally, based upon changes in the level of interest rates. Thus, upon delivery the market value of the security may be higher or lower than its cost, thereby increasing or decreasing the Fund's NAV. When payment for a when-issued security is due, the Fund will meet its obligations from then-available cash flow, the sale of any previously designated liquid assets, the sale of other securities or from the sale of the when-issued securities themselves. The sale of securities to meet a when-issued purchase obligation creates the potential for the realization of capital gains or losses.


                                 THE BOND FUNDS


The "Bond Funds" are the Wilmington Short/Intermediate-Term Bond Fund (the "Short/Intermediate-Term Bond" Fund), the Wilmington Broad Market Bond Fund (the "Broad Market Bond Fund") and the Wilmington Municipal Bond Fund (the "Municipal Bond Fund"). RSMC, the investment adviser for the Bond Funds, employs an investment process that is disciplined, systematic and oriented toward a quantitative assessment and control of volatility. Exposure to credit risk is moderated by limiting 80% of each of the Broad Market Bond Fund and Municipal Bond Fund and 85% of the Short/Intermediate-Term Bond Fund's investments to securities that, at the time of purchase, are rated investment grade by a Nationally Recognized Statistical Ratings Organization ("NRSRO") such as Moody's, S&P, or, if unrated, are determined by RSMC to be of comparable quality. Effective February 1, 2005, the Broad Market Bond Fund's credit risk was moderated by limiting 80% of its investment to such investment grade securities. Prior to that time, the Broad Market Bond Fund invested 85% of its assets in such securities. See "Appendix B - Description of Ratings." Ratings, however, are not guarantees of quality or of stable credit quality. Not even the highest rating constitutes assurance that the security will not fluctuate in value or that a Fund will receive the anticipated yield on the security. RSMC continuously monitors the quality of the Funds' holdings, and should the rating of a security be downgraded or its quality be adversely affected, RSMC will determine whether it is in the best interest of the affected Fund to retain or dispose of the security.


The Short/Intermediate-Term Bond Fund and Broad Market Bond Fund each seek a high total return, consistent with high current income. The Short/Intermediate-Term Bond Fund will normally invest at least 85% of its net assets, plus the amount of any borrowings for investment purposes (hereinafter "Assets") in various types of fixed income securities. The Broad Market Bond Fund will normally invest at least 80% of its assets in various types of fixed income securities. These policies may be changed upon 60 days written notice to shareholders.


The Municipal Bond Fund seeks a high level of income exempt from Federal income tax, consistent with the preservation of capital. The Municipal Bond Fund will normally invest as least 80% of its assets in municipal securities that provide interest exempt from Federal income tax. This policy may be changed upon 60 days written notice to shareholders.





The investment objectives of the Broad Market Bond Fund, Short/Intermediate-Term Bond Fund and Municipal Bond Fund may not be changed without shareholder approval.


The effect of interest rate fluctuations in the market on the principal value of the Bond Funds is moderated by limiting the average dollar-weighted duration of their investments -- in the case of the Short/Intermediate-Term Bond Fund to a range of 2 1/2 to 4 years, in the case of the Broad Market Bond Fund to a range of 4 to 7 years, and in the case of the Municipal Bond Fund to a range of 4 to 8 years. Investors may be more familiar with the term

"average effective maturity" (when, on average, the fixed income securities held by the Fund will mature), which is sometimes used to express the anticipated term of the Funds' investments. Generally, the stated maturity of a fixed income security is longer than its projected duration. Under normal market conditions, the average effective maturity, in the case of the Short/Intermediate-Term Bond Fund, is expected to fall within a range of approximately 3 to 5 years, in the case of the Broad Market Bond Fund, within a range of approximately 7 to 12 years, and in the case of the Municipal Bond Fund, within a range of approximately 5 to 10 years. In the event of unusual market conditions, the Short/Intermediate-Term Bond and the Broad Market Bond Funds may invest in fixed income securities with an average dollar-weighted duration of 1 to 6 years and 2 to 10 years, respectively.



RSMC's goal in managing the Short/Intermediate-Term Bond Fund and the Broad Market Bond Fund is to gain additional return by analyzing the market complexities and individual security attributes which affect the returns of fixed income securities. The Bond Funds are intended to appeal to investors who want exposure to the broad fixed income securities market and the current returns that characterize the short-term to intermediate-term sector of that market.



Given the average duration of the holdings of the Bond Funds and the current interest rate environment, the Funds should experience smaller price fluctuations than those experienced by longer-term bond and municipal bond funds and a higher yield than fixed-price money market and tax-exempt money market funds. Of course, the Funds will likely experience larger price fluctuations than money market funds and a lower yield than longer-term bond and municipal bond funds. Given the quality of the Funds' holdings, which for 80% or 85%, as the case may be, of their investments must be investment grade (rated within the top four categories) or comparable to investment grade securities at the time of purchase, the Funds will accept lower yields in order to avoid the credit concerns experienced by funds that invest in lower quality fixed income securities. In addition, although the Municipal Bond Fund expects to invest substantially all of its net assets in municipal securities that provide interest income that is exempt from Federal income tax, it may invest up to 20% of its net assets in other types of fixed income securities that provide federally taxable income.


The composition of each Fund's holdings varies depending upon RSMC's analysis of the fixed income markets and, with respect to the Municipal Bond Fund, the municipal securities markets including analysis of the most attractive segments of the yield curve, the relative value of the different market sectors, expected trends in those markets and supply versus demand pressures. Securities purchased by the Funds may be purchased on the basis of their yield or potential capital appreciation or both. By maintaining each Fund's specified average duration, RSMC seeks to protect the Fund's principal value by reducing fluctuations in value relative to those that may be experienced by bond funds with longer average durations. This strategy may reduce the level of income attained by the Funds. Of course, there is no guarantee that principal value can be protected during periods of extreme interest rate volatility.

RSMC may make frequent changes in the Funds' investments, particularly during periods of rapidly fluctuating interest rates. These frequent changes would involve transaction costs to the Funds and could result in taxable capital gains.

ASSET-BACKED SECURITIES. The Bond Funds may purchase interests in pools of obligations, such as credit card or automobile loan receivables, purchase contracts and financing leases. Such securities are also known as "asset-backed securities," and the holders thereof may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction.

Asset-backed securities are typically supported by some form of credit enhancement, such as cash collateral, subordinated tranches, a letter of credit, surety bond or limited guaranty. Credit enhancements do not provide protection against changes in the market value of the security. If the credit enhancement is exhausted or withdrawn, security holders may experience losses or delays in payment if required payments of principal and interest are not made with respect to the underlying obligations. Except in very limited circumstances, there is no recourse against the vendors or lessors that originated the underlying obligations.

Asset-backed securities are likely to involve unscheduled prepayments of principal that may affect yield to maturity, result in losses, and may be reinvested at higher or lower interest rates than the original investment. The yield to maturity of asset-backed securities that represent residual interests in payments of principal or interest in fixed income obligations is particularly sensitive to prepayments.

The value of asset-backed securities may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool of underlying obligations, the originator of those obligations or the financial institution providing credit enhancement.

BANK OBLIGATIONS. Each Bond Fund may invest in the same U.S. dollar-denominated obligations of major banks as the Money Market Funds. (See "Money Market Funds - Bank Obligations").

CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The Bond Funds may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. The Funds will only invest in commercial paper rated, at the time of purchase, in the highest category by an NRSRO, such as Moody's or S&P or, if not rated, determined by RSMC to be of comparable quality.

FIXED INCOME SECURITIES WITH BUY-BACK FEATURES. Fixed income securities with buy-back features enable the Bond Funds to recover principal upon tendering the securities to the issuer or a third party. Letters of credit issued by domestic or foreign banks often support these buy-back features. In evaluating a foreign bank's credit, RSMC considers whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions that could adversely affect the bank's ability to honor its commitment under the letter of credit. The Municipal Bond Fund will not acquire municipal securities with buy-back features if, in the opinion of counsel, the existence of a buy-back feature would alter the tax-exempt nature of interest payments on the underlying securities and cause those payments to be taxable to that Fund and its shareholders.

Buy-back features include standby commitments, put bonds and demand features.


     - STANDBY COMMITMENTS. Each Bond Fund may acquire standby commitments from broker-dealers, banks or other financial intermediaries to enhance the liquidity of portfolio securities. A standby commitment entitles a Fund to same day settlement at amortized cost plus accrued interest, if any, at the time of exercise. The amount payable by the issuer of the standby commitment during the time that the commitment is exercisable generally approximates the market value of the securities underlying the commitment. Standby commitments are subject to the risk that the issuer of a commitment may not be in a position to pay for the securities at the time that the commitment is exercised. Ordinarily, a Fund will not transfer a standby commitment to a third party, although the Fund may sell securities subject to a standby commitment at any time. A Fund may purchase standby commitments separate from or in conjunction with the purchase of the securities subject to the commitments. In the latter case, the Fund may pay a higher price for the securities acquired in consideration for the commitment.






     - PUT BONDS. A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, a Fund in effect holds a demand obligation that bears interest at the prevailing short-term rate. In selecting put bonds for the Bond Funds, RSMC takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments, the bond's rating is downgraded or, in the case of a municipal bond, the bond loses its tax-exempt status.





     - DEMAND FEATURES. Many variable rate securities carry demand features that permit the holder to demand repayment of the principal amount of the underlying securities plus accrued interest, if any, upon a specified number of days notice to the issuer or its agent. A demand feature may be exercisable at any time or at specified intervals. Variable rate securities with demand features are treated as having a maturity equal to the time remaining before the holder can next demand payment of principal. The issuer of a demand feature instrument may have a corresponding right to prepay the outstanding principal of the instrument plus accrued interest, if any, upon notice comparable to that required for the holder to demand payment.

GUARANTEED INVESTMENT CONTRACTS. The Bond Funds may invest in guaranteed investment contracts ("GIC"). A GIC is a general obligation of an insurance company. A GIC is generally structured as a deferred annuity under which the purchaser agrees to pay a given amount of money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate (either fixed or variable) for the life of the contract. Some GICs provide that the insurer may periodically pay discretionary excess interest over and above the guaranteed rate. At the GIC's maturity, the purchaser generally is given the option of receiving payment or an annuity. Certain GICs may have features that permit redemption by the issuer at a discount from par value.

Generally, GICs are not assignable or transferable without the permission of the issuer. As a result, the acquisition of GICs is subject to the limitations applicable to each Fund's acquisition of illiquid and restricted securities. The holder of a GIC is dependent on the creditworthiness of the issuer as to whether the issuer is able to meet its obligations. No Fund intends to invest more than 5% of its net assets in GICs.

ILLIQUID SECURITIES. No Bond Fund may invest more than 15% of the value of its net assets in illiquid securities. (See "Money Market Funds - Illiquid Securities" for a discussion on illiquid securities.)

INVESTMENT COMPANY SECURITIES. The Bond Funds may invest in investment company securities issued by open-end and closed-end investment companies, including exchange traded funds or "ETFs." Such investments are subject to limitations prescribed by the 1940 Act. (See "Money Market Funds - Investment Company Securities".)

MONEY MARKET FUNDS. The Bond Funds may invest in the securities of money market mutual funds, within the limits prescribed by the 1940 Act, as previously described under "Money Market Funds - Investment Company Securities."

MORTGAGE-BACKED SECURITIES. The Bond Funds may invest in mortgage-backed securities, securities representing interests in a pool of mortgages secured by real property.

Ginnie Mae mortgage-backed securities are securities representing interests in pools of mortgage loans to residential home buyers made by lenders such as mortgage bankers, commercial banks and savings associations and are either guaranteed by the Federal Housing Administration or insured by the Department of Veterans Affairs. Timely payment of interest and principal on each mortgage loan is backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac both issue mortgage-backed securities that are similar to Ginnie Mae securities in that they represent interests in pools of mortgage loans. Fannie Mae guarantees timely payment of interest and principal on its certificates and Freddie Mac guarantees timely payment of interest and ultimate payment of principal. Freddie Mac also has a program under which it guarantees timely payment of scheduled principal as well as interest. Fannie Mae and Freddie Mac guarantees are backed only by those agencies and not by the full faith and credit of the U.S. Government. In the case of mortgage-backed securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is U.S. Government-backed.

Most mortgage-backed securities pass monthly payment of principal and interest through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, bi-weekly and semiannually. The monthly principal and interest payments also are not always passed through to the holder on a pro-rata basis. In the case of collateralized mortgage obligations ("CMOs"), the pool is divided into two or more tranches and special rules for the disbursement of principal and interest payments are established.

CMO residuals are derivative securities that generally represent interests in any excess cash flow remaining after making required payments of principal and interest to the holders of the CMOs described above. Yield to maturity on CMO residuals is extremely sensitive to prepayments. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual also will be extremely sensitive to the level of the index upon which interest rate adjustments are based.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities and may be issued by agencies or instrumentalities of the U.S. Government or by private mortgage lenders. SMBS usually are structured with two classes that receive different proportions of the interest and/or principal distributions on a pool of mortgage assets. A common type of SMBS will have one class of holders receiving all interest payments -- "interest only" or "IO" -- and another class of holders receiving the principal repayments -"principal only" or "PO." The yield to maturity of IO and PO classes is extremely sensitive to prepayments on the underlying mortgage assets.

MUNICIPAL SECURITIES. The Bond Funds may invest in municipal securities (see "Money Market Funds - Municipal Securities").


NON-INVESTMENT GRADE SECURITIES. The Broad Market Bond Fund may invest in non-investment grade or "high yield" fixed income securities commonly known to investors as "high yield bonds" or "junk bonds."


High yield bonds are issued by a company whose credit rating (based on an NRSRO's evaluation of the likelihood of repayment) necessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant in purchasing the debt of such a company. While generally providing greater income and opportunity for gain, non-investment grade debt securities are generally subject to greater risks than fixed income securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield bonds generally will be in the lower rating categories of NRSROs (rated "Ba1" or lower by Moody's or "BB+" or lower by S&P) or will be unrated. The credit rating of a high yield bond does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer's financial condition. High yield bonds are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

While the market values of high yield bonds tend to react less to fluctuations in interest rates than do those of higher rated securities, the values of high yield bonds often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher rated securities. Issuers of high yield bonds are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders' equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to high yield bonds are subordinated to the prior repayment of senior indebtedness, which will potentially limit a Fund's ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield bonds have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.


During an economic downturn, a substantial period of rising interest rates or a recession, highly leveraged issuers of high yield bonds may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities, the Fund's NAV and the ability of the issuers to repay principal and interest. If the issuer of a security held by a Fund defaulted, the Fund may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.


The secondary markets for high yield bonds are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield bonds are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield bonds is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Fund may have difficulty disposing of certain high yield bonds due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Fund's assets. Market quotations on high yield bonds are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.


The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield bonds may be affected by legislative and regulatory developments. These developments could adversely affect a Fund's NAV and investment practices, the secondary market for high yield bonds, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield bonds, especially in a thinly traded market. For example, Federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.



When the secondary market for high yield bonds becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Fund's securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of a Fund to dispose of such securities at a desirable price. Additionally, if the secondary markets for high yield bonds contract due to adverse economic conditions or for other reasons, certain of a Fund's liquid securities may become illiquid and the proportion of the Fund's assets invested in illiquid securities may significantly increase.


The rating assigned by a rating agency evaluates the safety of a non-investment grade security's principal and interest payments, but does not address market value risk. Because such ratings of NRSROs may not always reflect current conditions and events, in addition to using NRSROs and other sources, the investment adviser performs its own analysis of the issuers whose non-investment grade securities a Fund holds. Because of this, the Fund's performance may depend more on the investment adviser's own credit analysis than in the case of mutual funds investing in higher-rated securities. For a description of these ratings, see "Appendix B - Description of Ratings."

In selecting non-investment grade securities, the investment adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Fund. The investment adviser continuously monitors the issuers of non-investment grade securities held by a Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of a Fund so that it can meet redemption requests. If a security's rating is reduced below the minimum credit rating that is permitted for a Fund, the Fund's investment adviser will consider whether the Fund should continue to hold the security.

In the event that a Fund investing in high yield bonds experiences an unexpected level of net redemptions, the Fund could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Fund's rate of return is based.

The costs attributable to investing in the high yield markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.


OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. Although the Municipal Bond Fund has no current intention of so doing, each of the Bond Funds may use options and futures contracts. The Short/Intermediate-Term Bond and the Broad Market Bond Funds may use forward currency contracts. For additional information regarding such investment strategies, see Appendix A to this SAI.


PARTICIPATION INTERESTS. Each Bond Fund may invest in participation interests in fixed income securities. A participation interest provides the certificate holder with a specified interest in an issue of fixed income securities.

Some participation interests give the holders differing interests in the underlying securities, depending upon the type or class of certificate purchased. For example, coupon strip certificates give the holder the right to receive a specific portion of interest payments on the underlying securities; principal strip certificates give the holder the right to receive principal payments and the portion of interest not payable to coupon strip certificate holders. Holders of certificates of participation in interest payments may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction. Asset-backed residuals represent interests in any excess cash flow remaining after required payments of principal and interest have been made.

More complex participation interests involve special risk considerations. Since these instruments have only recently been developed, there can be no assurance that any market will develop or be maintained for the instruments. Generally, the fixed income securities that are deposited in trust for the holders of these interests are the sole source of payments on the interests; holders cannot look to the sponsor or trustee of the trust or to the issuers of the securities held in trust or to any of their affiliates for payment.

Participation interests purchased at a discount may experience price volatility. Certain types of interests are sensitive to fluctuations in market interest rates and to prepayments on the underlying securities. A rapid rate of prepayment can result in the failure to recover the holder's initial investment.

The extent to which the yield to maturity of a participation interest is sensitive to prepayments depends, in part, upon whether the interest was purchased at a discount or premium, and if so, the size of that discount or premium. Generally, if a participation interest is purchased at a premium and principal distributions occur at a rate faster than that anticipated at the time of purchase, the holder's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a participation interest is purchased at a discount and principal distributions occur at a rate faster than that assumed at the time of purchase, the investor's actual yield to maturity will be higher than that assumed at the time of purchase.

Participation interests in pools of fixed income securities backed by certain types of debt obligations involve special risk considerations. The issuers of securities backed by automobile and truck receivables typically file financing statements evidencing security interests in the receivables, and the servicers of those obligations take and retain custody of the obligations. If the servicers, in contravention of their duty to the holders of the securities backed by the receivables, were to sell the obligations, the third party purchasers could acquire an interest superior to the interest of the security holders. Also, most states require that a security interest in a vehicle must be noted on the certificate of title and the certificate of title may not be amended to reflect the assignment of the lender's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. Securities backed by credit card receivables are generally unsecured, and both federal and state consumer protection laws may allow set-offs against certain amounts owed.


The Municipal Bond Fund will only invest in participation interests in municipal securities, municipal leases or in pools of securities backed by municipal assets if, in the opinion of counsel, any interest income on the participation interest will be exempt from Federal income tax to the same extent as the interest on the underlying securities.



PREFERRED STOCK. The Broad Market Bond Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends generally are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.


REPURCHASE AGREEMENTS. Each Bond Fund may invest in repurchase agreements, which were previously described under "Money Market Funds - Repurchase Agreements."

SECURITIES LENDING. Each Bond Fund may lend securities, within the limitations previously described under "Money Market Funds - Securities Lending". The Municipal Bond Fund has no current intention of lending its portfolio securities and would do so only under unusual market conditions since the interest income that a Fund receives from lending its securities is taxable.

U.S. GOVERNMENT OBLIGATIONS. Each Bond Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. (See "Money Market Funds - U.S. Government Obligations.")

VARIABLE AND FLOATING RATE SECURITIES. Each Bond Fund may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. Fund investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 397 days or less.

Each of the Bond Funds may also purchase inverse floaters that are floating rate instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater's price is considerably more volatile than that of a fixed rate security. For example, an issuer may decide to issue two variable rate instruments instead of a single long-term, fixed rate bond. The interest rate on one instrument reflects short-term interest rates, while the interest rate on the other instrument (the inverse floater) reflects the approximate rate the issuer would have paid on a fixed rate bond multiplied by two minus the interest rate paid on the short-term instrument. Depending on market availability, the two variable rate instruments may be combined to form a fixed rate bond. The market for inverse floaters is relatively new.

WHEN-ISSUED SECURITIES. Each Bond Fund may buy when-issued securities or sell securities on a delayed-delivery basis, which were previously described under "Money Market Funds - When-Issued Securities."

The Municipal Bond Fund may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness ("refunding contracts"). These contracts require the issuer to sell and the Fund to buy municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. The offering proceeds are then used to refinance existing municipal obligations. Although the Municipal Bond Fund may sell its rights under a refunding contract, the secondary market for these contracts may be less liquid than the secondary market for other types of municipal securities. The Fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts usually provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). The Fund may secure its obligation under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provision of the refunding contract. When required by SEC guidelines, the Fund will place liquid assets in a segregated custodial account equal in amount to its obligations under outstanding refunding contracts.

ZERO COUPON BONDS. Each Bond Fund may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. Tax laws requiring the distribution of accrued discount on the bonds, even though no cash equivalent thereto has been paid, may cause a Fund to liquidate investments in order to make the required distributions.

Risk Factors Applicable to the Municipal Bond Fund:


HEALTH CARE SECTOR. The health care industry is subject to regulatory action by a number of private and governmental agencies, including Federal, state and local governmental agencies. A major source of revenues for the industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for those programs. Numerous other factors may affect the industry, such as (i) general and local economic conditions, (ii) demand for services, (iii) expenses (including malpractice insurance premiums), and (iv) competition among health care providers. In the future, the following may adversely affect the industry: (i) adoption of legislation proposing a national health insurance program, (ii) medical and technological advances which alter the demand for health services or the way in which such services are provided, and (iii) efforts by employers, insurers and governmental agencies to reduce the costs of health insurance and health care services.

Health care facilities include life care facilities, nursing homes and hospitals. The Municipal Bond Portfolio may invest in bonds to finance these facilities which are typically secured by the revenues from the facilities and not by state or local government tax payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be a risk of default in the payment of principal or interest on a bond issue if the facility does not maintain adequate financial reserves for debt service.

HOUSING SECTOR. The Municipal Bond Fund may invest in housing revenue bonds which typically are issued by state, county and local housing authorities and are secured only by the revenues of mortgages originated by those authorities using the proceeds of the bond issues. Factors that may affect the financing of multi-family housing projects include acceptable completion of construction, proper management, occupancy and rent levels, economic conditions and changes in regulatory requirements.

Since the demand for mortgages from the proceeds of a bond issue cannot be precisely predicted, the proceeds may be in excess of demand, which would result in early retirement of the bonds by the issuer. Since the cash flow from mortgages cannot be precisely predicted, differences in the actual cash flow from the assumed cash flow could have an adverse impact upon the issuer's ability to make scheduled payments of principal and interest or could result in early retirement of the bonds.

Scheduled principal and interest payments are often made from reserve or sinking funds. These reserves are funded from the bond proceeds, assuming certain rates of return on investment of the reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate.

ELECTRIC UTILITIES SECTOR. The electric utilities industry has experienced, and may experience in the future (i) problems in financing large construction programs in an inflationary period, (ii) cost increases and delays caused by environmental considerations (particularly with respect to nuclear facilities),
(iii) difficulties in obtaining fuel at reasonable prices, (iv) the effects of conservation on the demand for energy, (v) increased competition from alternative energy sources, and (vi) the effects of rapidly changing licensing and safety requirements.

PROPOSED LEGISLATION. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. For example, Federal tax law now limits the types and amounts of tax-exempt bonds issuable for industrial development and other types of private activities. These limitations may affect the future supply and yields of private activity securities. Further proposals affecting the value of tax-exempt securities may be introduced in the future. In addition, proposals have been made, such as that involving the "flat tax," that could reduce or eliminate the value of that exemption. If the availability of municipal securities for investment or the value of the Municipal Bond Fund's holdings could be materially affected by such changes in the law, the Board of Trustees would reevaluate the Fund's investment objective and policies or consider the Fund's dissolution.


PORTFOLIO TURNOVER. Portfolio turnover rates for the past two fiscal years, were:



                                   FISCAL          FISCAL
                                 YEAR ENDED      YEAR ENDED
FUND                           JUNE 30, 2006   JUNE 30, 2005
----                           -------------   -------------
Short/Intermediate-Term Bond        35%             33%
Broad Market Bond                   31%             43%
Municipal Bond                      45%             38%

                                THE EQUITY FUNDS


The "Equity Funds" are the Wilmington Large-Cap Core Fund (the "Large-Cap Core Fund"), the Wilmington Large-Cap Growth Fund (the "Large-Cap Growth Fund"), the Wilmington Large-Cap Value Fund (the "Large-Cap Value Fund"), the Wilmington Mid-Cap Core Fund (the "Mid-Cap Core Fund"), the Wilmington Small-Cap Core Fund (the "Small-Cap Core Fund"), the Wilmington Small-Cap Growth Fund (the "Small-Cap Growth Fund") and the Wilmington Small-Cap Value Fund (the "Small-Cap Value Fund").



The Large-Cap Growth Fund and Small-Cap Growth Fund each seek superior long-term growth of capital. The Large-Cap Core Fund, The Large-Cap Value Fund, Mid-Cap Core Fund, the Small-Cap Core Fund, and the Small-Cap Value Fund each seek to achieve long-term capital appreciation. The investment objectives of the Funds may not be changed without shareholder approval.



The Large-Cap Core Fund invests at least 80% of its assets primarily in a diversified portfolio of U.S. equity (or equity related) securities of large-cap companies. The Mid-Cap Core Fund invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity related) securities of mid-cap companies. The Small-Cap Core Fund invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity related) securities of small-cap companies.



The Large-Cap Growth and Small-Cap Growth Funds invest respectively, at least 80% of their assets in U.S. equity (or equity related) securities of, large-cap and small-cap companies.



The Large-Cap Value Fund invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity related) securities of companies with a market cap, at the time of purchase, equal to those in the Russell 1000 Value Index ("large-cap company").



The Small-Cap Value Fund invests at least 80% of its assets in a diversified portfolio of U.S. equity (or related) securities of companies with a market cap, at the time of purchase, equal to those in the Russell 2000 Value Index ("small-cap company") and publicly traded on the U.S. Securities Market.


The foregoing policies may be changed upon 60 days written notice to shareholders.

MONEY MARKET FUNDS. Each Equity Fund may invest in the securities of other money market mutual funds, within the limits prescribed by the 1940 Act. (See "Money Market Funds - Investment Company Securities.")

U.S. GOVERNMENT OBLIGATIONS. Each Equity Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. (See "Money Market Funds - U.S. Government Obligations.")

COMMERCIAL PAPER. Each Equity Fund may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds may invest only in commercial paper rated A-1 or higher by S&P or Moody's or if not rated, determined by the investment adviser to be of comparable quality.

BANK OBLIGATIONS. Each Equity Fund may invest in the same obligations of U.S. Banks as the Money Market Funds. (See "Money Market Funds - Bank Obligations.")

CONVERTIBLE SECURITIES. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.

Each Equity Fund may invest in convertible securities that are rated, at the time of purchase, in the three highest rating categories by an NRSRO, or if unrated, are determined by the investment adviser to be of comparable quality. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Should the rating of a security be downgraded subsequent to a Fund's purchase of the security, the investment adviser will determine whether it is in the best interest of the Fund to retain the security.


DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.


DEPOSITARY RECEIPTS. American Depositary Receipts ("ADRs") as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends, interest and shareholder information regarding corporate actions. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.


FOREIGN SECURITIES. Each Equity Fund may invest in foreign securities either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares for foreign securities. (See "Depositary Receipts" above.) Foreign securities include equity or debt securities issued by issuers outside the United States, and include securities in the form of ADRs and EDRs (see "Depositary Receipts"). Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the counter markets.

Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities may not be as liquid as U S securities. Securities of foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers.

To date, the market values of securities of issuers located in different countries have moved relatively independently of each other. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. A decline in the value of an Equity Fund's investments in one country may offset potential gains from investments in another country.


Investments in securities of foreign issuers may involve risks that are not associated with domestic investments. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about U.S. issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties that could result in temporary periods when assets of an Equity Fund are uninvested and no return is earned thereon and may involve a risk of loss to the Equity Fund. Foreign securities markets may have substantially less volume than U.S. markets and far fewer traded issues.

Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States, and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of nationalization, expropriation or confiscatory taxation (in which case the Equity Fund could lose its entire investment in a certain market), limitations on the removal of monies or other assets of the Equity Fund, higher rates of inflation, political or social instability or revolution, or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Some of the risks described in the preceding paragraph may be more severe for investments in emerging or developing countries. By comparison with the United States and other developed countries, emerging or developing countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less experienced and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging or developing countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging or developing countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.

The economies of individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investments in foreign securities will usually be denominated in foreign currencies and therefore, an Equity Fund may temporarily hold cash in foreign currencies. The value of an Equity Fund's investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. The Equity Fund may incur costs in connection with conversions between various currencies. The Equity Fund's value could be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, and gains and losses realized on the sale of securities. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flows and numerous other factors, including, in some countries, local governmental intervention).

HEDGING STRATEGIES. Each Equity Fund may engage in certain hedging strategies that involve options and futures. These hedging strategies are described in detail in Appendix A.

ILLIQUID SECURITIES. Each Equity Fund may invest no more than 15% of its net assets in illiquid securities. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Fund's investment adviser to the Board of Trustees.

INVESTMENT COMPANY SECURITIES. The Equity Funds may invest in investment company securities issued by open-end and closed-end investment companies, including ETFs. Such investments are subject to limitations prescribed by the 1940 Act. (See "Money Market Funds - Investment Company Securities".)

OPTIONS ON SECURITIES AND SECURITIES INDICES. The Large-Cap Growth, Large-Cap Value and Small-Cap Core Funds each may purchase call options on securities that the investment adviser intends to include in the Funds in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. The Funds may purchase put options to hedge against a decline in the market value of securities held in the Funds or in an attempt to enhance return. The Funds may write (sell) put and covered call options on securities in which they are authorized to invest. The Funds may also purchase put and call options, and write put and covered call options on U.S. securities indices. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the percentage of the total assets of a Fund that are invested in equity (or related) securities, the Fund may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.

REPURCHASE AGREEMENTS. Each Equity Fund may invest in repurchase agreements, which were previously described under "Money Market Funds - Repurchase Agreements."

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or an exemption from registration. Each of the Equity Funds is subject to a Fund's investment limitations on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the investment adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the investment adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the investment adviser intends to purchase securities that are exempt from registration under Rule 144A.

SECURITIES LENDING. Each Equity Fund may lend securities subject to the same conditions applicable to the Money Market Funds, as described under "Money Market Funds - Securities Lending."

TEMPORARY DEFENSIVE POSITION. Each Equity Fund may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by an NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that a Fund will be unable to achieve its investment objective.

PORTFOLIO TURNOVER. Portfolio turnover rates for the past two fiscal years were:


                            FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                          JUNE 30, 2006       JUNE 30, 2005
----                        -----------------   -----------------
Large-Cap Core Fund                142%                113%
Large-Cap Growth Fund (1)           63%                230%
Large-Cap Value Fund                91%                 28%
Mid-Cap Core Fund (2)               55%                 N/A
Small-Cap Core Fund (3)            129%                 15%
Small-Cap Growth Fund (2)           60%                 N/A
Small-Cap Value Fund (2)           129%                 N/A



----------
(1) The variation in portfolio turnover rates for the Large-Cap Growth Fund was primarily due to the 2005 change in investment strategies and investment adviser, from Roxbury Capital Management, LLC to Rodney Square Management Corporation.



(2) The Mid-Cap Core Fund, Small-Cap Growth Fund and Small-Cap Value Fund commenced operations on December 20, 2005. Portfolio turnover rates shown represent non-annualized portfolio turnover from the date operations commenced.



(3) Effective July 1, 2005, the Small-Cap Core Fund changed its investment structure from a "fund-of-funds" structure to a stand-alone investment structure that invests directly in portfolio securities. The portfolio turnover rates reflect the investment activity in the underlying funds, and do not reflect the portfolio turnover that an investor can expect within the investment portfolio of a "stand-alone" fund.

                  THE FUNDAMENTALLY WEIGHTED LARGE COMPANY FUND



The Fundamentally Weighted Large Company Fund (the "FWLC Fund") seeks to achieve its investment objective by investing at least 80% of its assets in equity securities. This 80% policy may be changed without shareholder approval upon 60 days written notice to shareholders.



ASSET-BACKED SECURITIES. The FWLC Fund may purchase interests in pools of obligations, such as credit card or automobile loan receivables, purchase contracts and financing leases. (See "Bond Funds - Asset-Backed Securities).



BANK OBLIGATIONS. The FWLC Fund may invest in the same U.S. dollar-denominated obligations of major banks as the Money Market Funds. (See "Money Market Funds - Bank Obligations").



CONVERTIBLE SECURITIES. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, the FWLC Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.



CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The FWLC Fund may invest in corporate bonds, notes and commercial paper. (See "Bond Funds" - Corporate Bonds, Notes and Commercial Paper).



DEBT SECURITIES. The FWLC Fund may invest in debt securities. (See "Equity Funds
- Debt Securities).



DEPOSITARY RECEIPTS. The FWLC Fund may invest in ADRs as well as other "hybrid" forms of ADRs, including EDRs and GDRs, are certificates evidencing ownership of shares of a foreign issuer. (See "Equity Funds - Depositary Receipts).



DERIVATIVES. The FWLC Fund may invest in a variety of derivative investments to seek income, to seek income for liquidity needs or for hedging purposes. Some derivative investments the FWLC Fund may use are the hedging instruments described below in this Statement of Additional Information and in Appendix A. Segregated accounts will be maintained for all derivative transactions, to the extent required by the 1940 Act. Among the derivative investments the FWLC Fund may invest in are "index-linked" or "currency-linked" notes. Principal and/or interest payments on index-linked notes depend on the performance of an underlying index. Currency-indexed securities are typically short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.



Other derivative investments the FWLC Fund may use include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the investment adviser expected.



FIXED INCOME SECURITIES WITH BUY-BACK FEATURES. The FWLC Fund may invest in fixed income securities with buy-back features which enable the FWLC Fund to recover principal upon tendering the securities to the issuer or a third party. (See "Bond Funds - Fixed Income Securities With Buy-Back Features").



FOREIGN SECURITIES. The FWLC Fund may invest in foreign securities either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of foreign securities. (See "Equity Funds - Foreign Securities").

GUARANTEED INVESTMENT CONTRACTS. The FWLC Fund may invest in GICs, but does not intend to invest more than 5% of its net assets in GICs. (See "Bond Funds - Guaranteed Investment Contracts").



HEDGING STRATEGIES. The FWLC Fund may engage in certain hedging strategies that involve options, and futures. These hedging strategies are described in detail in Appendix A.


ILLIQUID SECURITIES. The Fund may not, knowingly, invest more than 15% of its net assets in illiquid securities. (See "Money Market Funds - Illiquid Securities").


INVESTMENT COMPANY SECURITIES. The FWLC Fund may invest in investment company securities issued by open-end and closed-end investment companies, including ETFs. (See Money Market Funds - Investment Company Securities).



INVESTMENTS IN COMPANIES WITH BUSINESS RELATED TO COMMODITIES. As explained under "Investment Limitations" below, the FWLC Fund does not invest directly in commodities. However, the FWLC Fund may from time to time invest in securities of companies whose business is related to commodities, or in registered investment companies or other companies that invest directly or indirectly in commodities. For example, the FWLC Fund may invest in companies who business is related to mining of precious or other metals (e.g. gold, silver, etc.) or registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can make sharp movement, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the valve of companies who business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in commodities markets generally.



MORTGAGE-BACKED SECURITIES. The FWLC Fund may invest in mortgage-backed securities. (See "Bond Funds - Mortgage-Backed Securities").



NON-INVESTMENT GRADE SECURITIES. The FWLC Fund may invest in non-investment grade or "high yield" fixed income securities commonly known to investors as "high yield bonds" or "junk bonds." (See "Bond Funds - Non-Investment Grade Securities).



OPTIONS ON SECURITIES AND SECURITIES INDICES. The FWLC Fund may purchase call options on securities that the investment adviser or sub-adviser intends to include in the Fund in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. (See "Equity Funds - Options on Securities and Securities Indices").



PARTICIPATION INTERESTS. The FWLC Fund may invest in participation interests in fixed income securities. (See "Bond Funds - Participation Interests").



PREFERRED STOCK. The FWLC Fund may invest in preferred stocks. (See "Bond Funds
- Preferred Stock").



REAL ESTATE COMPANIES. The FWLC Fund may invest in securities (including, but not limited to common shares, preferred shares and convertible preferred shares) and debt securities issued by real estate companies, including REITs. A "Real Estate Company" is a company (i) that generally derives at least 50% of its revenue from the ownership, leasing, construction, financing, management or sale of commercial, industrial or residential real estate (or has at least 50% of its assets invested in such real estate) or (ii) whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. The FWLC Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of Real Estate Companies. It is anticipated that substantially all of the equity securities of Real Estate Companies in which the FWLC Fund intends to invest will be traded on a national securities exchange or in the over-the-counter markets.

REITS. The FWLC Fund may invest in equity and/or debt securities issued by REITs. A REIT is a Real Estate Company that pools investors' funds for investment primarily in income-producing real estate properties or in real estate related loans (such as mortgages) or other interests. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs.


Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and gradual asset appreciation. The income-producing real estate properties in which equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Fund may invest in both publicly and privately traded REITs.


REPURCHASE AGREEMENTS. The FWLC Fund may invest in repurchase agreements. (See "Money Market Funds - Repurchase Agreements").



RESTRICTED SECURITIES. The FWLC Fund may invest in restricted securities. (See "Equity Funds - Restricted Securities").



SECURITIES LENDING. The FWLC Fund may lend its portfolio securities within the limitations previously described under "Money Market Funds - Securities Lending").



SHORT SALES. In a short sale, the FWLC Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The FWLC Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The FWLC Fund may make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the FWLC Fund or a security convertible into or exchangeable for such security, or when the FWLC Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in the FWLC Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the FWLC Fund owns, either directly or indirectly, and, in the case where the FWLC Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against the FWLC Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. The FWLC Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales. The FWLC Fund will only make short sales "against the box," meaning that at all times when a short position is open, the FWLC Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. To secure its obligation to deliver the securities sold short, the FWLC Fund will segregate with its custodian an equal amount to the securities sold short or securities convertible into or exchangeable for such securities.



U.S. GOVERNMENT OBLIGATIONS. The FWLC Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. (See "Money Market Funds - U.S. Government Obligations").



VARIABLE AND FLOATING RATE SECURITIES. The FWLC Fund may invest in variable and floating rate securities. (See "Bond Funds - Variable and Floating Rate Securities").



WHEN-ISSUED SECURITIES. The FWLC Fund may buy when-issued securities or sell securities on a delayed-delivery-basis, which were previously described under "Money Market Funds - When-Issued Securities").



ZERO COUPON BONDS. The FWLC Fund may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity. (See "Bond Funds - Zero Coupon Bonds").

TEMPORARY DEFENSIVE POSITIONS. The FWLC Fund may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by an NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the FWLC Fund will be unable to achieve its investment objective.


                           DISCLOSURE OF FUND HOLDINGS

The Funds have policies and procedures in place regarding the disclosure of securities holdings of the Funds designed to allow disclosure of such holdings information where it is deemed appropriate for a Fund's operations or it is determined to be useful to a Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure of a Fund's holdings, a Fund will not provide or permit others to provide information about the Fund's holdings on a selective basis.


The Funds provide portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by Federal or state securities laws, and may disclose portfolio holdings information in response to requests by governmental authorities.



The Funds may, but are not required to, post a Fund's schedule of investments on a website at regular intervals or from time to time at the discretion of the Fund. Such schedule of investments must be as of a date at least 30 days prior to its posting on the website. In addition to its schedule of investments, a Fund may post information on a website about the number of securities the Fund holds, a summary schedule of investments, the Fund's top ten holdings, and a percentage breakdown of the Fund's investments by country, sector and industry. This additional information must be as of a date at least 30 days prior to its posting on a website, provided, however, that a top ten holdings list may be as of a date 7 days prior to its posting on the website. The day after any Fund holdings information becomes publicly available (by posting on the website or otherwise), it may be mailed, e-mailed or otherwise transmitted to any person.



A Fund may distribute or authorize the distribution of information about its holdings that is not publicly available (on a website or otherwise) to a Fund's or an investment adviser's employees and affiliates that provide services to the Fund. The Fund may also distribute or authorize the distribution of information about the Fund's holdings that is not publicly available (on a website or otherwise) to the Fund's service providers who require access to the information
(i) in order to fulfill their contractual duties relating to the Fund; (ii) to facilitate the transition of a newly hired investment adviser or sub-adviser prior to the commencement of its duties; (iii) to facilitate the review of the Fund by a ranking or ratings agency; (iv) for the purpose of due diligence regarding a merger or acquisition; or (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of Fund assets and minimal impact on remaining shareholders of an affected Fund.



In order to mitigate conflicts between the interests of Fund shareholders, on the one hand, and those of the Funds' investment adviser, sub-adviser, or principal underwriter, or any affiliated person of the Funds, on the other, the Trust's Chief Compliance Officer (CCO) must approve and either the President or a Vice President of the Trust must approve a non-public disclosure of portfolio holdings. The Trust's CCO must report all arrangements to disclose portfolio holdings information to the Trust's Board of Trustees on a quarterly basis, which will review such arrangements and terminate them if it determines such disclosure arrangements are not in the best interests of shareholders.



Before any non-public disclosure of information about a Fund's holdings, the CCO will require the recipient of such non-public portfolio holdings information to agree or provide proof of an existing duty to keep the information confidential and to agree not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in a Fund or any other security. The Fund may request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Fund's policies and procedures and any applicable confidentiality agreement.


Under no circumstances may the Fund or an investment adviser or their affiliates receive any consideration or compensation for disclosing portfolio holdings information.

Each of the following third parties have been approved to receive portfolio holdings information: (i) the Fund administrator and accounting agent; (ii) the Fund independent public accounting firm, for use in providing audit opinions;
(iii) financial printers, solely for the purpose of preparing Fund reports or regulatory filings; (iv) the Funds' custodian in connection with its custody of the Fund's assets; (v) if applicable, a proxy voting service; and (vi) the following data aggregators and ranking and ratings services: Lipper Analytical Services, Inc., Morningstar Inc., and Standard & Poors. Information may be provided to these parties at any time so long as each of these parties is contractually and ethically prohibited from sharing a Fund's portfolio holdings information without specific authorization. The Fund's investment advisers and service providers will establish procedures to ensure that a Funds' portfolio holdings information is only disclosed in accordance with these policies.


The identity of persons with which the Funds have ongoing arrangements to provide portfolio holdings information is set forth below. In order to solicit prices on various fixed income securities certain of the Funds share this information with the broker dealers listed below on a periodic basis as needed with as little as a one day lag:


Banc of America
Barclays Capital Inc.
Bear Stearns & Co. Inc.
Bloomberg
Commerce Capital Markets, Inc.
Factset
Fidelity
Interactive Data
Investedge
Legg Mason Wood Walker
Lehman Brothers
Lipper
Longview
Loop Capital Markets
Maslow
Morgan Stanley
Morningstar
Piper Jaffray & Company
Plexus
RBC Dain Rauscher
Standard & Poor's
Starboard Capital Markets LLC
Stephens Inc.
Stern, Agee & Leach
Stone & Youngberg
Thompson Financial
Vestek
Wachovia Securities
William Blair & Co., LLC





                             INVESTMENT LIMITATIONS

Except as otherwise provided, the Funds have adopted the investment limitations set forth below. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund or a Fund's assets or redemptions of shares will not be considered a violation of the limitation. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of a Fund present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Fund.

MONEY MARKET FUNDS: Each Money Market Fund will not as a matter of fundamental policy:

1. purchase the securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Fund may invest up to 25% of its total assets without regard to these limitations; and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that the Prime Money Market Fund may invest more than 25% of its total assets in the obligations of banks;


3. borrow money, except (1) from a bank for temporary or emergency purposes (not for leveraging or investment) or (2) by engaging in reverse repurchase agreements if the Fund's borrowings do not exceed an amount equal to 33-1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;



4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33-1/3% of the value of the Fund's total assets;

5. underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided that the Fund may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein;

7. purchase or sell physical commodities or contracts, provided that currencies and currency-related contracts will not be deemed physical commodities; or

8. issue senior securities, except as appropriate to evidence indebtedness that the Fund is permitted to incur, provided that the Fund's use of options, futures contracts and options thereon or currency-related contracts will not be deemed to be senior securities for this purpose.

With respect to the exclusion from the investment limitation described in number 2 above, the Money Market Funds have been advised that it is the SEC staff's current position that the exclusion may be applied only to U.S. bank obligations; the Money Market Funds, however, will consider both foreign and U.S. bank obligations within this exclusion. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this policy.

The following non-fundamental policies apply to each Money Market Fund unless otherwise indicated, and the Board of Trustees may change them without shareholder approval. Each Money Market Fund will not:


1.   make short sales of securities except short sales "against the box";


2. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities;

3. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets, and if at any time the Fund's bank borrowings exceed its fundamental borrowing limitations due to a decline in net assets, such borrowings will be promptly (within 3 days) reduced to the extent necessary to comply with such limitations;

4. make loans of portfolio securities unless such loans are fully collateralized by cash, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or any combination of cash and securities, marked to market daily; or


5. with respect to the Prime Money Market and U.S. Government Money Market Funds only, purchase the securities of any one issuer if as a result more than 5% of the Funds' total assets would be invested in the securities of such issuer, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.



BOND FUNDS: Each Bond Fund will not as a matter of fundamental policy:


1. purchase the securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Fund may invest up to 25% of its total assets without regard to these limitations; and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including repurchase agreements fully collateralized by U.S. Government obligations) or to tax-exempt municipal securities;

3. borrow money, provided that the Fund may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) or by engaging in reverse repurchase agreements if the Fund's borrowings do not exceed an amount equal to 33-1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;



4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33-1/3% of the value of the Fund's total assets;


5. underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate or real estate limited partnership interests, provided that the Fund may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities or commodities contracts except financial and foreign currency futures contracts and options thereon, options on foreign currencies and forward currency contracts; or

8. issue senior securities, except as appropriate to evidence indebtedness that the Fund is permitted to incur, provided that futures, options and forward currency transactions will not be deemed to be senior securities for purposes of this limitation.

The following non-fundamental policies apply to the Bond Funds and may be changed by the Board of Trustees without shareholder approval. Each Bond Fund will not:


1. pledge, mortgage or hypothecate its assets, except the Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of its total assets to secure borrowings, and the Fund may deposit initial and variation margin in connection with transactions in futures contracts and options on futures contracts;



2.   make short sales of securities except short sales "against the box";


3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Fund may make initial and variation margin deposits in connection with permitted transactions in options or futures;

4. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets;

5. purchase or sell non-hedging futures contracts or related options if aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund's total assets. For purposes of this limitation, unrealized profits and unrealized losses on any open contracts are taken into account, and the in-the-money amount of an option that is in-the-money at the time of purchase is excluded;


6. write put or call options having aggregate exercise prices greater than 25% of the Fund's net assets, except with respect to options attached to or acquired with or traded together with their underlying securities and securities that incorporate features similar to options; or



7. when engaging in options, futures and forward currency contract strategies, a Fund will either: (1) earmark or set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount; or
     (2) hold securities or other options or futures contracts whose values are expected to offset (cover) its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

EQUITY FUNDS: Each of the Large-Cap Core Fund, the Large-Cap Growth Fund, the Large-Cap Value Fund and the Small-Cap Core Fund, will not as a matter of fundamental policy:


1. purchase the securities of any one issuer, if as a result, more than 5% of the Fund's total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Fund may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2. purchase securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;


3. borrow money, provided that (1) the Large-Cap Value Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33-1/3% of the Fund's assets; and (2) each of the Large-Cap Core, Large-Cap Growth and Small-Cap Core Funds may borrow money for temporary or emergency purposes, and then in an aggregate amount not in excess of 10% of that Fund's total assets;


4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5. underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided that (1) the Large-Cap Value Fund additionally may not invest in any interest in real estate except securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass through and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein; (2) the Large-Cap Core, Large-Cap Growth and Small-Cap Core Funds each may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities, provided that (1) the Large-Cap Value Fund additionally is restricted from purchasing or selling contracts, options or options on contracts to purchase or sell physical commodities and (2) Large-Cap Core, Large-Cap Growth and Small-Cap Core Funds each may invest in purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or

8. issue senior securities, except to the extent permitted by the 1940 Act, provided that the Large-Cap Value Fund may borrow money subject to its investment limitation on borrowing.


The following non-fundamental policies apply to the Large-Cap Core Fund, the Large-Cap Growth Fund, the Large-Cap Value Fund and the Small-Cap Core Fund unless otherwise indicated, and the Board of Trustees may change them without shareholder approval. Such Funds will not:



1. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by the Fund, provided that (1) this limitation does not apply to the Large-Cap Core, Large-Cap Growth and Small-Cap Core Funds; and (2) with respect to the Large-Cap Value Fund, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for future contracts are not deemed to be pledges or hypothecations for this purpose;



2.   make short sales of securities except short sales "against the box";

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Large-Cap Growth and the Large-Cap Value Funds may make initial and variation margin deposits in connection with permitted transactions in options or futures without violating this limitation; or



4. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets, provided that the Large-Cap Value Fund may not borrow for purposes other than meeting redemptions in an amount exceeding 5% of the value of its total assets at the time the borrowing is made.


The following non-fundamental policies apply to the Mid-Cap Core Fund, the Small-Cap Growth Fund and the Small-Cap Value Fund unless otherwise indicated, and the Board of Trustees may change them without shareholder approval unless shareholder approval is required by the 1940 Act or the rules and regulations thereunder. Such Funds will not:


1. purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government obligations") or to securities issued by other investment companies. Repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;



2. invest 25% or more of the value of a Fund's assets in securities of issuers in any one industry. This restriction also does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to securities issued by other investment companies;


3. issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of 33-1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that each Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a "when-issued," delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets;

4. make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

5. underwrite any issue of securities, except to the extent that a Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate or interests therein, although each Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities, unless acquired as a result of owning securities or other instruments, but each Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

8. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by a Fund. (For the purpose of this restriction, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities by and collateral arrangements with respect to margin for future contracts by a Fund are not deemed to be pledges or hypothecations);

9. engage in short sales of securities or maintain a short position, except that each Fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

10. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that a Fund may make initial and variation margin deposits in connection with permitted transactions in options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

11. purchase securities if its outstanding borrowings exceed 5% of the value of its total assets.

When engaging in options, futures and forward currency contract strategies, a Fund will either: (1) set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.





FWLC FUND: The following non-fundamental policies apply to the FWLC Fund and the Board of Trustees may change them without shareholder approval unless shareholder approval is required by the 1940 Act or the rules and regulations thereunder. The Fund will not:



1. purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government obligations") or to securities issued by other investment companies. Repurchase agreements fully collateralized by U.S. Government obligations and treated as U.S. Government obligations;



2. invest 25% or more of the value of the Fund's assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to securities issued by other investment companies;



3. issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of 33-1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a "when-issued," delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets;


4. make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

5. underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities, unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

8. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by the Fund. (For the purpose of this restriction, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities by and collateral arrangements with respect to margin for future contracts by the Fund are not deemed to be pledges or hypothecations);

9. engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

10. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Fund may make initial and variation margin deposits in connection with permitted transactions in options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

11. purchase securities if its outstanding borrowings exceed 5% of the value of its total assets.


When engaging in options, futures and forward currency contract strategies, the FWLC Fund will either: (1) earmark or set aside cash or liquid securities in a segregated account with the custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

                              TRUSTEES AND OFFICERS

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under "Interested Trustees" below is an "interested person" of the Funds' investment adviser, or the Trust, within the meaning of the 1940 Act. Each person who is not an "interested person" of the Funds' investment adviser or the Trust within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below. The address of each Trustee as it relates to the Trust's business is 1100 North Market Street, Wilmington, DE 19890.


                                                                                                       NUMBER OF
                                                                                                       FUNDS IN
                                                                                                         FUND
                                                                                                       COMPLEX
                                                                                                       OVERSEEN          OTHER
                              POSITION(S)        TERM OF OFFICE AND        PRINCIPAL OCCUPATION(S)        BY         DIRECTORSHIPS
  NAME AND DATE OF BIRTH    HELD WITH TRUST    LENGTH OF TIME SERVED       DURING PAST FIVE YEARS     TRUSTEE(1)    HELD BY TRUSTEE
--------------------------  ---------------  -------------------------  ----------------------------  ----------  ------------------
                                                         INTERESTED TRUSTEES

NEIL WOLFSON(2)             Trustee,         Shall serve at the         Chief Investment Officer          25      None
Date of Birth: 6/64         President and    pleasure of the Board and  of Wilmington Trust
                            Chief            until successor is         Investment Management,
                            Executive        elected and qualified.     LLC ("WTIM") since July
                            Officer          Trustee since November     2004; Previously, Partner
                                             2005. President and Chief  with KPMG (public
                                             Executive Officer since    accounting) from 1996 to
                                             January 2006               2004.

ROBERT J. CHRISTIAN(3)      Trustee          Shall serve until death,   Retired since February            25      None
Date of Birth: 2/49                          resignation or removal.    2006; Executive Vice
                                             Trustee since October      President of Wilmington
                                             1998, President and        Trust Company from
                                             Chairman of the Board      February 1996 to
                                             from October 1998 to       February 2006; President
                                             January 2006.              of Rodney Square Management
                                                                        Corporation ("RSMC") from
                                                                        1996 to 2005; Vice
                                                                        President of RSMC 2005 to
                                                                        2006.



----------
(1) The "Fund Complex" currently consists of the Trust (25 funds) and CRM Mutual Fund Trust (5 funds).


(2) Mr. Wolfson is an "Interested Trustee" by reason of his position as Chief Investment Officer of WTIM, an affiliate of RSMC.

(3) Mr. Christian is an "Interested Trustee" by reason of his previous employment with RSMC, an investment adviser to the Trust.

                                                                                                       NUMBER OF
                                                                                                       FUNDS IN
                                                                                                         FUND
                                                                                                       COMPLEX
                                                                                                       OVERSEEN          OTHER
                              POSITION(S)        TERM OF OFFICE AND        PRINCIPAL OCCUPATION(S)        BY         DIRECTORSHIPS
  NAME AND DATE OF BIRTH    HELD WITH TRUST    LENGTH OF TIME SERVED       DURING PAST FIVE YEARS     TRUSTEE(1)    HELD BY TRUSTEE
--------------------------  ---------------  -------------------------  ----------------------------  ----------  ------------------
                                                        INDEPENDENT TRUSTEES
ROBERT ARNOLD               Trustee          Shall serve until death,   Founder and co-managers, R.       25      First Potomac
Date of Birth: 3/44                          resignation or removal.    H. Arnold & Co., Inc.                     Realty Trust (real
                                             Trustee since May 1997.    (investment banking company)              estate investment
                                                                        since 1989.                               trust).

DR. ERIC BRUCKER            Trustee          Shall serve until death,   Professor of Economics,           25      None
Date of Birth: 12/41                         resignation or removal.    Widener University since
                                             Trustee since October      July 2004; formerly, Dean,
                                             1999.                      School of Business
                                                                        Administration of Widener
                                                                        University from 2001 to
                                                                        2004; Dean, College of
                                                                        Business, Public Policy and
                                                                        Health at the University of
                                                                        Maine from September 1998
                                                                        to June 2001.

NICHOLAS GIORDANO           Trustee and      Shall serve until death,   Consultant, financial             25      Kalmar Pooled
Date of Birth: 3/43         Chairman of the  resignation or removal.    services organizations from               Investment Trust;
                            Board            Trustee since October      1997 to present; Interim                  Independence Blue
                                             1998.                      President, LaSalle                        Cross; IntriCon
                                                                        University from 1998 to                   Corporation
                                                                        1999.                                     (industrial
                                                                                                                  furnaces and
                                                                                                                  ovens).

LOUIS KLEIN, JR.            Trustee          Shall serve until death,   Self-employed financial           30      CRM Mutual Fund
Date of Birth: 5/35                          resignation or removal.    consultant since 1991.                    Trust (since
                                             Trustee since October                                                June 2005);
                                             1999.                                                                WHX  Corporation
                                                                                                                  (industrial
                                                                                                                  manufacturer).

                                                                                                       NUMBER OF
                                                                                                       FUNDS IN
                                                                                                         FUND
                                                                                                       COMPLEX
                                                                                                       OVERSEEN          OTHER
                              POSITION(S)        TERM OF OFFICE AND        PRINCIPAL OCCUPATION(S)        BY         DIRECTORSHIPS
  NAME AND DATE OF BIRTH    HELD WITH TRUST    LENGTH OF TIME SERVED       DURING PAST FIVE YEARS     TRUSTEE(1)    HELD BY TRUSTEE
--------------------------  ---------------  -------------------------  ----------------------------  ----------  ------------------
JOHN J. QUINDLEN            Trustee          Shall serve until death,   Retired since 1993.               25      None
Date of Birth: 5/32                          resignation or removal.
                                             Trustee since October
                                             1999.

MARK A. SARGENT             Trustee          Shall serve until death,   Dean and Professor of Law,        25      None
Date of Birth: 4/51                          resignation or removal.    Villanova University School
                                             Trustee since November     of Law since July 1997.
                                             2001.


As of the date of this SAI, none of the Independent Trustees nor any of their immediate family members (i.e. spouse or dependent children) serves as an officer or director or is an employee of the Trust, any of the Funds' investment advisers or Distributor, or of any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.

                               EXECUTIVE OFFICERS


                                                                                                       NUMBER OF
                                                                                                         FUNDS
                                                                                                        IN FUND
                                                                                                        COMPLEX
                                                                                                       OVERSEEN          OTHER
     NAME, ADDRESS AND        POSITION(S)        TERM OF OFFICE AND        PRINCIPAL OCCUPATION(S)        BY         DIRECTORSHIPS
       DATE OF BIRTH        HELD WITH TRUST    LENGTH OF TIME SERVED       DURING PAST FIVE YEARS       TRUSTEE     HELD BY TRUSTEE
--------------------------  ---------------  -------------------------  ----------------------------  ----------  ------------------
CLAYTON M. ALBRIGHT         Vice President   Shall serve at the         Vice President, RSMC since        N/A     N/A
1100 North Market Street                     pleasure of the Board and  2001; Vice President of WTIM
Wilmington, DE 19890                         until successor is         since 2006; Vice President,
Date of Birth: 9/53                          elected and qualified.     Wilmington Trust Company
                                             Officer since October      since 1997.
                                             1998.

JOSEPH M. FAHEY, JR.        Vice President   Shall serve at the         Vice President, RSMC since        N/A     N/A
1100 North Market Street                     pleasure of the Board      1992.
Wilmington, DE 19890                         and until successor is
Date of Birth: 1/57                          elected and qualified.
                                             Officer since November
                                             1999.

                               EXECUTIVE OFFICERS

                                                                                                       NUMBER OF
                                                                                                         FUNDS
                                                                                                        IN FUND
                                                                                                        COMPLEX
                                                                                                       OVERSEEN          OTHER
     NAME, ADDRESS AND        POSITION(S)        TERM OF OFFICE AND        PRINCIPAL OCCUPATION(S)        BY         DIRECTORSHIPS
       DATE OF BIRTH        HELD WITH TRUST    LENGTH OF TIME SERVED       DURING PAST FIVE YEARS       TRUSTEE     HELD BY TRUSTEE
--------------------------  ---------------  -------------------------  ----------------------------  ----------  ------------------
JOHN J. KELLEY              Vice President,  Shall serve at the         Vice President of RSMC since      N/A     N/A
1100 North Market Street    Chief Financial  pleasure of the Board and  July 2005; Vice President of
Wilmington, DE 19890        Officer,         until successor is         PFPC Inc. from January 2005
Date of Birth: 9/59         Treasurer &      elected and qualified.     to July 2005; Vice President
                            Secretary        Officer since September    of Administration, 1838
                                             2005.                      Investment Advisors, LP from
                                                                        1999 to 2005; Chief
                                                                        Compliance Officer, 1838
                                                                        Investment Advisors, LP from
                                                                        2004 to 2005.

ANNA M. BENCROWSKY          Chief            Shall serve at the         Chief Compliance Officer,         N/A     N/A
1100 North Market Street    Compliance       pleasure of the Board      Rodney Square Management
Wilmington, DE 19890        Officer          and until successor is     Corporation since 2004;
Date of Birth: 5/51                          elected and qualified;     Vice President and Chief
                                             Officer since September    Compliance Officer, 1838
                                             2004.                      Investment Advisors, LP
                                                                        from 1998 to 2004.


RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES. The basic responsibilities of the Trustees are to monitor the Funds' financial operations and performance, oversee the activities and legal compliance of the Funds' investment advisers and other major service providers, keep themselves informed, and exercise their business judgment in making decisions important to the Funds' proper functioning based on what the Trustees reasonably believe to be in the best interests of the shareholders. The Board is comprised of eight individuals, two of whom are considered Interested Trustees. The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (but at least quarterly) to review the investment performance of the Funds and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board met six times during the fiscal year ended June 30, 2006. The Board has an Audit Committee, a Nominating and Governance Committee, and a Regulatory Oversight Committee. The responsibilities of each committee and its members are described below.


AUDIT COMMITTEE. The Audit Committee is comprised of Messrs. Giordano, Klein and Quindlen, each of whom is an Independent Trustee. Mr. Quindlen serves as the chairman of the Audit Committee. Pursuant to its charter, the Audit Committee has the responsibility, among others, to (1) select the Trust's independent registered public accountants; (2) review and approve the scope of the independent registered public accountants' audit activity; (3) review the financial statements which are the subject of the independent registered public accountants' certifications; and (4) review with such independent registered public accountants the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal accounting controls. During the fiscal year ended June 30, 2006, there were four meetings of the Audit Committee.



NOMINATING AND GOVERNANCE COMMITTEE. The Nominating and Governance Committee is comprised of Messrs. Giordano, Quindlen and Sargent, each of whom is an Independent Trustee. Mr. Sargent serves as chairman of the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for formulating a statement of corporate governance; assessing the size, structure and composition of the Board; determining trustee qualification guidelines as well as compensation, insurance and indemnification of Trustees; identifying Trustee candidates; oversight of Board self-evaluations; and identifying, from time to time, qualified candidates to serve as the Chief Compliance Officer ("CCO") for the Trust. During the fiscal year ended June 30, 2006, there were three meetings of the Nominating and Governance Committee. The Nominating and Governance Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Nominating and Governance Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least ten years of employment history with employer names and a description of the employer's business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Nominating and Governance Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board. Upon the written request of shareholders holding at least 10% of a Fund's shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as trustees as specified in such written request.



REGULATORY OVERSIGHT COMMITTEE. The Regulatory Oversight Committee is comprised of Messrs. Arnold, Brucker and Sargent, each of whom is an Independent Trustee, and Mr. Christian, an Interested Trustee. Dr. Brucker serves as the chairman of the Regulatory Oversight Committee. The Regulatory Oversight Committee (i) monitors the Board's compliance with its major specific responsibilities under the 1940 Act; (ii) receives information regarding proposed and newly adopted federal and state laws and regulations as they apply to the Trust, and provides oversight of investment advisers, other major service providers, and the Trust's CCO regarding compliance with such laws and regulations as needed; (iii) provides oversight of the Trust's Rule 12b-1 fees and shareholder service fees and the payment of such fees to various investment advisers, broker-dealers and financial intermediaries; (iv) provides oversight of portfolio trade execution, brokerage commissions, soft dollar usage, and revenue sharing arrangements of the Trust's investment advisers, and make recommendations to the Board regarding such practices; (v) provides oversight of the Trust's valuation and pricing policies, procedures and practices and designated management valuation committee; (vi) provides oversight of exemptive order(s), if any, granted to the Trust by the SEC or pursuant to which the Trust is subject; (vii) provides oversight of the Trust, investment advisers, sub-advisers and principal underwriter's 17j-1 codes of ethics, including violations thereof, and makes recommendations to the Board regarding approval of such codes and material changes thereto; and (viii) monitors, in cooperation with the Nominating and Governance Committee, the CCO's performance. During the fiscal year ended June 30, 2006, there were four meetings of the Regulatory Oversight Committee.


SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all registered investment companies overseen by the Trustee within the Fund Complex, as of December 31, 2005.


                                                                 AGGREGATE DOLLAR RANGE
                                                                OF EQUITY SECURITIES IN
                                                          ALL REGISTERED INVESTMENT COMPANIES
                                                             OVERSEEN BY TRUSTEE WITHIN THE
                                 DOLLAR RANGE OF EQUITY                FAMILY OF
NAME OF TRUSTEE/FUND            SECURITIES IN EACH FUND           INVESTMENT COMPANIES
-----------------------------   -----------------------   -----------------------------------
INTERESTED TRUSTEES
   Robert J. Christian                    NONE                            NONE
   Neil Wolfson                                                     $50,001-$100,000
      Large-Cap Core Fund
      Large-Cap Growth Fund

INDEPENDENT TRUSTEES
   Robert Arnold                          NONE                            NONE
   Eric Brucker                                                     $50,001-$100,000
      Large-Cap Core Fund           $10,001-$50,000
      U.S. Government Fund          $10,001-$50,000
   Nicholas Giordano                      NONE                      $50,001-$100,000
   Louis Klein, Jr.                       NONE                       Over $100,000
   John J. Quindlen                       NONE                       Over $100,000
   Mark A. Sargent                                                  $10,001-$50,000
      Short/Intermediate Term
      Bond Fund                     $10,001-$50,000

As of December 31, 2005, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in any of the investment advisers or the Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or the Distributor.


COMPENSATION. In addition to the fees below, the Trust reimburses the Independent Trustees for their related business expenses. The following table shows the fees paid to the Trustees during the fiscal year ended June 30, 2006 for their service to the Trust and the total compensation paid to the Trustees by the Fund complex:



                                             PENSION OR
                                             RETIREMENT                             TOTAL
                                              BENEFITS                          COMPENSATION
                             AGGREGATE         ACCRUED         ESTIMATED            FROM
                           COMPENSATION    AS PART OF THE   ANNUAL BENEFITS     FUND COMPLEX
INDEPENDENT TRUSTEE       FROM THE TRUST   TRUST EXPENSES   UPON RETIREMENT   PAID TO TRUSTEES
-------------------       --------------   --------------   ---------------   ----------------
Robert H. Arnold              $55,500           None              None             $55,500
Dr. Eric Brucker               56,500           None              None              56,500
Robert J. Christian            21,667           None              None              21,667
Nicholas Giordano              71,750           None              None              71,750
Louis Klein, Jr.               56,500           None              None              89,833
Clement C. Moore, II(1)        59,500           None              None              59,500
John J. Quindlen               63,250           None              None              63,250
Mark A. Sargent                64,000           None              None              64,000


----------
(1)  Mr. Moore resigned as a Trustee on July 31, 2006.

                                 CODE OF ETHICS


In accordance with Rule 17j-1 of the 1940 Act, the Fund, each investment adviser and sub-adviser to the Funds of the Trust and the Distributor have adopted a code of ethics (each, a "Code" and together, the "Codes").


The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among an investment adviser, the Distributor or the Trust. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by a Fund under certain circumstances.

Under the Code adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the Code of Ethics adopted by RSMC, personal trading is subject to pre-clearance and other conditions set forth in their respective Codes.


On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all Codes of Ethics relative to the Trust, including information about any material violations of the Codes. The Codes are on public file as exhibits to the Trust's registration statement with the SEC.

                                  PROXY VOTING.

The Board of Trustees has adopted general proxy voting procedures and thereunder delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by a Fund to each investment adviser thereof, subject to the Board's continuing oversight. For those Funds which employ a sub-adviser, the investment adviser may further delegate proxy voting responsibilities to a sub-adviser of the Funds. In exercising its voting obligations, an investment adviser or sub-adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the Funds, and for the purpose of providing benefits to such Funds. An investment adviser or sub-adviser will consider the factors that could affect the value of a Fund's investment in its determination on a vote.

Each of the investment advisers has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. Their proxy voting procedures address these considerations and establish a framework for consideration of a vote that would be appropriate for a Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing such common or routine matters.

RSMC's proxy voting procedures establish a protocol for voting of proxies in cases in where RSMC or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of a Fund or that could compromise RSMC's independence of judgment and action in voting the proxy in the best interest of a Fund's shareholders. RSMC believes that consistently voting in accordance with their stated guidelines will address most conflicts of interest, and to the extent any deviation of such guidelines occurs it will be carefully assessed by a securities review committee to determine if a conflict of interest exists, and if a material conflict of interest exists, the committee will determine an appropriate resolution, which may include consultation with management or trustees of the Trust, analyses by independent third parties, or other means necessary to ensure and demonstrate the proxy was voted in the best interests of shareholders. RSMC's proxy voting policies and procedures are attached herewith as Appendix C.

CRM's proxy voting procedures establish a protocol for voting proxies in cases in which it may have a potential conflict of interest arising from, among other things, where a company soliciting proxies is an advisory client of CRM or where CRM has a financial interest in a company soliciting proxies. In such circumstances, CRM will typically vote proxies in accordance with the recommendations of an independent third-party proxy company. In conflict situations where CRM does not follow the recommendations of such third -party company, CRM will submit a separate report to the Board of Trustees indicating the nature of the potential conflict of interest and how the determination of such vote was achieved. CRM's proxy voting procedures and guidelines are attached as Appendix D.

Roxbury's proxy voting procedures establish a protocol for voting of proxies in cases in which it or a sub-adviser may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies. In such instances, Roxbury or the sub-adviser will submit a separate report to the Board of Trustees indicating the nature of the potential conflict of interest and how the determination of such vote was achieved. Roxbury's proxy voting procedures and guidelines are attached as Exhibit E.

The Funds' proxy voting record as of June 30, 2006 is available (i) without charge, upon request, by calling (800) 336-9970; (ii) on the Funds' website at http://www.wilmingtonfunds.com; and (iii) on the SEC's website at www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


Persons or organizations beneficially owning 25% or more of the outstanding shares of a Fund are presumed to "control" the Fund. As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders. As of October 16, 2006 officers and Trustees of the Trust owned individually and together less than 1% of the Fund's outstanding shares. As of October 16, 2006, the name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of any class of a Fund were as follows:



                                                                       OWNERSHIP
FUND, NAME, CITY AND STATE                                            PERCENTAGE
--------------------------                                            ----------
WILMINGTON PRIME MONEY MARKET FUND - INSTITUTIONAL SHARES
Lack & Lindsay                                                           72.23%
Wilmington, DE 19890

Wilmington Moderate Asset Allocation Fund                                 7.69%
Wilmington, DE 19890

Wilmington Aggressive Asset Allocation Fund                               5.88%
Wilmington, DE 19890

WILMINGTON PRIME MONEY MARKET FUND - SERVICE SHARES
Wilmington Trust Company                                                 39.89%
Wilmington, DE 19890

Lack & Lindsay                                                           36.37%
Wilmington, DE 19890

Lack & Lindsay                                                           11.59%
Wilmington, DE 19890

NFS LLC FEBO                                                              9.67%
Our Customers
New York, NY 10281

WILMINGTON TAX-EXEMPT MONEY MARKET FUND - INSTITUTIONAL SHARES
Saxon & Co.                                                              89.96%
Philadelphia, PA 19182

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND - INSTITUTIONAL SHARES
Wilmington Trust Company                                                 83.13%
TRST Pondview Loan Trust
FBO Chase Manhattan Bank
New York, NY 10017

The Williams Law Firm PA                                                  6.76%
Wilmington, DE 19801

Barbara A. Monahan Revocable Trust                                        5.33%
Foxhill Farms
Glen Mills, PA 19342

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND - SERVICE SHARES
Lack & Lindsay                                                           57.34%
Wilmington, DE 19890

                                                                       OWNERSHIP
FUND, NAME, CITY AND STATE                                            PERCENTAGE
--------------------------                                            ----------
Wilmington Trust Company                                                 24.08%
Wilmington, DE 19890

Lack & Lindsay                                                           17.73%
Wilmington, DE 19890

WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND - INSTITUTIONAL SHARES
National Financial Service Corp.                                         20.81%
New York, NY 10008

Wilmington Trust Company TTEE                                            14.25%
FBO Wilmington Trust Co Pen Fund
Wilmington, DE 19899

Wilmington Moderate Asset Allocation Fund                                 6.17%
Wilmington, DE 19890

Wilmington Trust Company                                                  5.41%
FBO Dart Contributory Pension
Wilmington, DE 19899

WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND - A SHARES
Delaware Community Foundation                                            99.99%
Wilmington, DE 19801

WILMINGTON BROAD MARKET BOND FUND - INSTITUTIONAL SHARES
Wilmington Trust Company TTEE                                            33.76%
FBO Wilmington TR CO PEN FUND
Wilmington, DE 19899

Delaware Charter Guarantee & Trust                                       13.96%
FBO Principal Financial Group
Des Moines, IA 50392

Wilmington Trust Company TTEE                                             7.06%
FBO Employees of Citisteel USA
Wilmington, DE 19899

WILMINGTON BROAD MARKET BOND FUND - A SHARES
Wilmington Trust Corporation                                            100.00%
Wilmington, DE 19890

WILMINGTON MUNICIPAL BOND FUND - INSTITUTIONAL SHARES
National Financial Service Corp.                                         29.81%
New York, NY 10008

100 West 10th Street Corp.                                                8.68%
Wilmington, DE 19890

WILMINGTON MUNICIPAL BOND FUND - A SHARES
Wilmington Trust Corporation                                            100.00%
Wilmington, DE 19890

                                                                       OWNERSHIP
FUND, NAME, CITY AND STATE                                            PERCENTAGE
--------------------------                                            ----------
WILMINGTON LARGE CAP CORE FUND - INSTITUTIONAL SHARES
Wilmington Trust Company                                                 13.50%
Wilmington, DE 19899

Delaware Charter Guarantee & Trust                                        9.63%
FBO Principal Financial Group
Des Moines, IA 50392

Wilmington Trust of PA Inv Agt                                            6.84%
W/D Martinelli & William Shea
Wilmington, DE 19899

WILMINGTON LARGE CAP CORE FUND - A SHARES
Wilmington Trust Corporation                                              100%
Wilmington, DE 19890

WILMINGTON LARGE CAP GROWTH FUND - INSTITUTIONAL SHARES
Delaware Charter Guarantee & Trust                                       32.43%
FBO Principal Financial Group
Des Moines, IA 50392

Wilmington Trust Company TTEE                                            21.63%
For Wilmington TR CO PEN TR
Wilmington, DE 19899

WILMINGTON LARGE CAP GROWTH FUND - A SHARES
Wilmington Trust Corporation                                            100.00%
Wilmington, DE 19890

WILMINGTON LARGE CAP VALUE FUND - INSTITUTIONAL SHARES
Delaware Charter Guarantee & Trust                                       37.49%
FBO Principal Financial Group
Des Moines, IA 50392

Wilmington Trust Company TTEE                                            17.78%
For Wilmington TR CO PEN TR
Wilmington, DE 19899

WILMINGTON LARGE CAP VALUE FUND - A SHARES
NFS LLC FEBO                                                             65.32%
John A Hayes Jr.
Greenville, DE 19807

Wilmington Trust Corporation                                             34.68%
Wilmington, DE 19890

WILMINGTON MID CAP CORE FUND - INSTITUTIONAL SHARES
Wilmington Trust Corporation                                             16.18%
Wilmington, DE 19890

Wilmington Trust Company Successor TTEE                                  12.61%
W/ Wesley C. Dudley
Wilmington, DE 19899

                                                                       OWNERSHIP
FUND, NAME, CITY AND STATE                                            PERCENTAGE
--------------------------                                            ----------
Wilmington Trust Company TTEE                                            11.23%
W/ Maurice Kanbar Nim-Crut No 1
Wilmington, DE 19899

WILMINGTON MID CAP CORE FUND - A SHARES
Wilmington Trust Corporation                                               100%
Wilmington, DE 19890

WILMINGTON SMALL CAP CORE FUND - INSTITUTIONAL SHARES
Delaware Charter Guarantee & Trust                                       35.58%
FBO Principal Financial Group
Des Moines, IA 50392

WILMINGTON SMALL CAP CORE FUND - A SHARES
Wilmington Trust Corporation                                            100.00%
Wilmington, DE 19890

WILMINGTON SMALL CAP GROWTH FUND - INSTITUTIONAL SHARES
Wilmington Trust Corporation                                             40.68%
Wilmington, DE 19890

Wilmington Trust Company Successor TTEE                                  13.53%
W/ Wesley C. Dudley
Wilmington, DE 19899

WILMINGTON SMALL CAP GROWTH FUND - A SHARES
Wilmington Trust Corporation                                               100%
Wilmington, DE 19890

WILMINGTON SMALL CAP VALUE FUND - INSTITUTIONAL SHARES
Wilmington Trust Corporation                                             60.47%
Wilmington, DE 19890

Wilmington Trust FSB (CA) Inv Agt                                        20.22%
FBO Marilyn Easly Trust
Wilmington, DE 19899

Wilmington Trust FSB (FL) TTEE                                            5.26%
FBO Harry A & Margaret M Oak
Wilmington, DE 19899

Wilmington Trust Company Successor TTEE                                   5.20%
W/ Philip T Sharples 1974 Trust
Wilmington, DE 19899

WILMINGTON SMALL CAP VALUE FUND - A SHARES
Wilmington Trust Corporation                                             51.14%
Wilmington, DE 19890

NFS LLC FEBO                                                             48.85%
John A. Hayes, Jr.
Cheryl A. Hayes
Greenville, DE 19807

                  INVESTMENT ADVISORY AND SUB-ADVISORY SERVICES


RODNEY SQUARE MANAGEMENT CORPORATION. RSMC serves as the investment adviser to the Large-Cap Core Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Mid-Cap Core Fund, Small-Cap Core Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Short/Intermediate-Term Bond Fund, Broad Market Bond Fund, Municipal Bond Fund, Prime Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund and FWLC Fund. RSMC is located at 1100 North Market Street, Wilmington, Delaware 19890 and is a Delaware corporation organized on September 17, 1981. It is a wholly owned subsidiary of Wilmington Trust Corporation.


Several affiliates of RSMC are also engaged in the investment advisory business. Wilmington Trust FSB, a wholly owned subsidiary of Wilmington Trust Corporation, is a registered investment adviser. In addition, Wilmington Brokerage Services Company, a subsidiary of Wilmington Trust, and Wilmington Trust Investment Management, LLC, a direct subsidiary of Wilmington Trust Corporation, are registered investment advisers and broker-dealers. Cramer Rosenthal McGlynn, ("CRM"), and Roxbury Capital Management ("Roxbury") are each registered investment advisers. Wilmington Trust Corporation has controlling interest in both CRM and Roxbury.

Pursuant to an investment advisory agreement between the Trust and RSMC, dated December 14, 2005, RSMC manages the assets of the Funds (the "Investment Advisory Agreement"). Prior to that time, an investment advisory agreement between the Trust and RSMC, dated July 1, 2005, existed whereby RSMC managed the assets of the Funds. Prior to July 1, 2005, shareholders of each of the Funds approved a substantially identical agreement with RSMC with respect to the management of the Funds' assets. That agreement was replaced by the Investment Advisory Agreement in connection with the reorganization of the Trust and its portfolios' investment structure from a master/feeder structure to a traditional stand-alone fund structure. Prior to the withdrawal from the master/feeder structure, fees paid to RSMC were paid by one or more series of the master in which the feeder fund invested. Fees paid after July 1, 2005 are paid directly to RSMC by the Funds.

On July 27, 2005, shareholders of the Large-Cap Growth Fund, Large-Cap Value Fund, and Small-Cap Core Fund approved a new investment advisory agreement (with the Investment Advisory Agreement, the "Investment Advisory Agreements") which increased the advisory fee payable to RSMC. The Board of Trustees at its meeting on September 1, 2005 voted to approve the continuation of this agreement as previously discussed under "Approval of Investment Advisory and Sub-Advisory Agreements."

The Investment Advisory Agreements have an initial term of one year and continue in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees including a majority of the Independent Trustees casting votes in person at a meeting called for such purpose, or by vote of a majority of the outstanding voting securities of the Fund. The Investment Advisory Agreements may be terminated by the Fund or the investment adviser on 60 days written notice without penalty. The Investment Advisory Agreements will also terminate automatically in the event of their assignment as defined in the 1940 Act. Pursuant to the Investment Advisory Agreements, RSMC is entitled to receive the following annual investment advisory fees, paid monthly as a percentage of average daily net assets:


FUND(S)                                      ANNUAL FEE (AS A % OF AVERAGE DAILY NET ASSETS)
-------                                      -----------------------------------------------
Prime Money Market, U.S. Government Money    0.37% of the first $1 billion in assets;
Market and Tax-Exempt Money Market Funds     0.33% of the next $500 million in assets;
                                             0.30% of the next $500 million in assets; and
                                             0.27% of assets in excess of $2 billion

Short/Intermediate-Term Bond, Broad Market   0.35% of the first $1 billion in assets;
Bond, and Municipal Bond Funds               0.30% of the next $1 billion in assets; and
                                             0.25% of assets over $2 billion

Large-Cap Core, Large-Cap Growth, and        0.60% of the first $1 billion in assets;
Large-Cap Value Funds                        0.55% of the next $1 billion in assets; and
                                             0.50% of assets over $2 billion.

FUND(S)                                      ANNUAL FEE (AS A % OF AVERAGE DAILY NET ASSETS)
-------                                      -----------------------------------------------
Mid-Cap Core Fund                            0.70% of the first $1 billion in assets; 0.65% of the
                                             next $1 billion in assets; and
                                             0.60% of assets over $2 billion

Small-Cap Core Fund                          0.75% of assets directly managed by RSMC

Small-Cap Growth and Small-Cap Value Funds   0.75% of the first $1 billion in assets; 0.70% of the
                                             next $1 billion in assets; and
                                             0.65% of assets over $2 billion

Fundamentally Weighted Large Company Fund    0.40% of the first $1 billion in assets; 0.35% of the
                                             next $1 billion in assets; and 0.30% of assets over
                                             $2 billion.



For its services as investment adviser, RSMC earned the following fees paid by the Funds during the period indicated:



                               FISCAL YEAR ENDED
FUND(S)                          JUNE 30, 2006
-------                        -----------------
Prime Money Market Fund           $8,149,351
U.S. Government Fund               2,883,493
Tax-Exempt Fund                    1,400,105
Short/Intermediate Bond Fund         419,143
Broad Market Bond Fund               231,500
Municipal Bond Fund                  266,774
Large-Cap Core Fund                  250,489
Large-Cap Growth Fund                262,718
Large-Cap Value Fund                 268,536
Mid-Cap Core Fund                     17,704*
Small-Cap Core Fund                  430,180
Small-Cap Growth Fund                 11,995*
Small-Cap Value Fund                   5,016*
Fundamentally Weighted Large
   Company Fund**                        N/A



----------
* Advisory fees paid are for the period of December 20, 2005 through June 30, 2006.



**   As of the date of this SAI, the FWLC Fund had not yet commenced operations.



For its services as investment adviser to each Fund's respective master series of WT Investment Trust I, RSMC earned the following fees:



                               FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND(S)                          JUNE 30, 2005       JUNE 30, 2004
-------                        -----------------   -----------------
Prime Money Market Fund           $7,097,060           $9,499,643
U.S. Government Fund               2,991,098            4,282,870
Tax-Exempt Fund                    1,583,642            2,147,721
Short/Intermediate Bond Fund         532,396              661,836
Broad Market Bond Fund               284,679              349,776
Municipal Bond Fund                  218,255              197,801
Large-Cap Core Fund                  206,367              433,945
Large-Cap Growth Fund                125,272*                 N/A
Large-Cap Value Fund                     N/A                  N/A
Mid-Cap Core Fund                        N/A                  N/A
Small-Cap Core Fund                      N/A                  N/A
Small-Cap Growth Fund                    N/A                  N/A
Small-Cap Value Fund                     N/A                  N/A



* Advisory fees paid are for the period December 15, 2004 (commencement of operations) through June 30, 2005.

RSMC has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses, excluding class-specific expenses such as Rule 12b-1, shareholder service and transfer agency fees, exceed the following amounts with respect to the following Funds:






FUND                    EXPENSE CAP
----                    -----------
Large-Cap Core Fund        0.80%
Mid-Cap Core Fund          1.00%
Small-Cap Growth Fund      1.05%
Small-Cap Value Fund       1.05%
FWLC Fund                  0.60%



These waivers will remain in place until June 30, 2011. The Board may, in its discretion, terminate the expense limitation arrangement with respect to any Fund or class thereof prior to such termination date. Pursuant to RSMC's contractual waiver obligations, RSMC waived fees and/or reimbursed expenses in the following amounts with respect to the particular Funds:



                        FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                      JUNE 30, 2006       JUNE 30, 2005       JUNE 30, 2004
----                    -----------------   -----------------   -----------------
Municipal Bond Fund              N/A             $ 17,651            $ 21,204
Large-Cap Core Fund          130,896              151,155             139,654
Mid-Cap Core Fund             17,704                  N/A                 N/A
Small-Cap Growth Fund         11,995                  N/A                 N/A
Small-Cap Value Fund           5,016                  N/A                 N/A


Prior to December 15, 2004, Roxbury, an affiliate of RSMC located at 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401, served as the investment adviser to the Large-Cap Growth Fund's master series for which Roxbury received investment advisory fees of $114,432, and $318,436 for the period July 1, 2004 through December 15, 2004 and the fiscal years ended June 30, 2004, respectively. Prior to July 1, 2005, CRM, an affiliate of RSMC located at 520 Madison Avenue, New York, New York 10022, served as the investment adviser to the Large-Cap Value Fund's master series for which CRM received investment advisory fees of $377,812 and $345,225 for the fiscal years ended June 30, 2005 and 2004, respectively.


Certain of RSMC's affiliates, including Wilmington Trust Company, may receive shareholder service fees pursuant to a shareholder service plan ("Service Plan") with respect to Service Shares of the Prime and U.S. Government Funds and Class W Shares of the Prime, U.S. Government and Tax-Exempt Funds. Under the Service Plan, RSMC and its affiliates have earned, in the aggregate, the following amounts:



                          FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND(S)                     JUNE 30, 2006       JUNE 30, 2005       JUNE 30, 2004
-------                   -----------------   -----------------   -----------------
Prime Money Market Fund
   Service Shares             $6,180,986          $5,198,928          $5,518,547
   Class W Shares                    N/A                 N/A                 N/A
U.S. Government Fund
   Service Shares             $1,938,703          $2,007,201          $2,245,516
   Class W Shares                    N/A                 N/A                 N/A
Tax-Exempt Fund
   Class W Shares               $913,126            $951,472          $1,062,147

                          CRAMER ROSENTHAL MCGLYNN, LLC

CRM, located at 520 Madison Avenue, New York, New York 10022, serves as a sub-adviser to the Small-Cap Core Fund. CRM and its predecessors have managed equity investments for mutual funds, corporate pension plans, educational, community, religious and private endowments and foundations as well as for individuals, in a value oriented style across a broad range of market capitalizations, and has been in business for more than thirty years. CRM is 36.53% owned by Cramer, Rosenthal, McGlynn, Inc. ("CRM, Inc."), the controlling member of CRM. All shareholders of CRM, Inc. are senior officers of CRM. CRM is registered as an investment adviser with the SEC. Wilmington Trust Corporation has controlling interest in CRM by way of equity ownership.


Under a Sub-Advisory Agreement, the Small-Cap Core Fund pays a monthly advisory fee to CRM for the portion of the Fund (the "Account") managed by it at the annual rate of 0.75% of the Account's first $1 billion of average daily net assets; 0.70% of the Account's next $1 billion of average daily net assets; and 0.65% of the Account's average daily net assets over $2 billion. For its services as investment sub-adviser to the Small-Cap Core Fund, CRM earned $146,738 for the fiscal year ended June 30, 2006. Prior to July 1, 2005, CRM served as investment adviser to the Small Cap Value Series, a master series of WT Investment Trust I in which the Small-Cap Core Fund invested as part of its former fund-of-funds structure. For the fiscal years ended June 30, 2005 and 2004, CRM earned $5,375,444 and $4,040,536, respectively, for its services as investment adviser to the Small-Cap Value Series:






                         ROXBURY CAPITAL MANAGEMENT, LLC


Roxbury, located at 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401, serves as a sub-adviser to the Small-Cap Core Fund. Roxbury provides investment advisory services, in a growth oriented style, to mutual funds and other institutional accounts, including corporations, unions and pension accounts, foundations, and endowments as well as to individuals. Wilmington Trust Corporation has a controlling interest in Roxbury by way of equity ownership.


Under a Sub-Advisory Agreement, the Small-Cap Core Fund pays a monthly advisory fee to Roxbury for the portion of the Fund (the "Account") managed by it at the annual rate of 1.00% of the Account's first $1 billion of average daily net assets; 0.95% for the Account's next billion of average daily net assets; and 0.90% of the Account's average daily net assets over $2 billion. For its services as investment sub-adviser to the Small-Cap Core Fund, Roxbury earned $173,249 for the fiscal year ended June 30, 2006. Prior to July 1, 2005, Roxbury served as investment adviser to the Small-Cap Growth Series, a master series of WT Investment Trust I in which the Small-Cap Core Fund invested as part of its former fund-of-funds structure. For the fiscal years ended June 30, 2005 and 2004, Roxbury earned $1,222,587 and $525,397 for its services as investment adviser to the Small-Cap Growth Series:





                   WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC


Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326 provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. WTIM may receive a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's contractual advisory fee. The fee shall be payable monthly as soon as practicable after the last day of each month.

Prior to November 1, 2005, WTIM provided research and consulting services to RSMC since January 1, 2005 and WTIM's predecessor, Balentine & Company, LLC provided these same services to RSMC since July 1, 2003. WTIM and/or Balentine & Company received the following fees from RSMC (not the Funds) for its services during the Fund's last three fiscal years:



                  FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                    JUNE 30, 2006       JUNE 30, 2005       JUNE 30, 2004
                  -----------------   -----------------   -----------------
Consulting Fees        $200,734            $551,261            $101,993



ADVISORY SERVICES. Under the terms of the Investment Advisory Agreement, RSMC agrees to: (a) direct the investments of each Fund, subject to and in accordance with each Fund's investment objective, policies and limitations set forth in the Prospectus and this SAI; (b) purchase and sell for each Fund, securities and other investments consistent with the Fund's objective and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Funds; (d) pay the salaries of all personnel of the investment adviser performing services relating to research, statistical and investment activities on behalf of the Trust; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable Federal, foreign or state statutes or regulations; (f) make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of each Fund and its investment activities. Additionally, each investment adviser agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Funds. The Trust and/or the investment adviser may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the investment adviser delegates any or all of its duties as listed.



The Investment Advisory Agreement provides that the investment adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.


The salaries of any officers and the Interested Trustees who are affiliated with an investment adviser and the salaries of all personnel of each investment adviser performing services for each Fund relating to research, statistical and investment activities are paid by the investment adviser.

Each class of shares of the Funds pays its respective pro-rata portion of the advisory fee payable by the Fund.

SUB-ADVISORY AGREEMENTS. Each Sub-Advisory Agreement provides that the sub-adviser has discretionary investment authority with respect to the portion of a Fund's assets allocated to it by RSMC, subject to the restrictions of the 1940 Act, the Internal Revenue Code of 1986, as amended, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, a Fund's investment objective, policies and restrictions and the instructions of the Board of Trustees and RSMC.

Each Sub-Advisory Agreement provides that the sub-adviser will not be liable for any action taken, omitted or suffered to be taken except if such acts or omissions are the result of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Sub-Advisory Agreement continues in effect for two years and then from year to year so long as continuance of each such Agreement is approved at least annually (i) by the vote of a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval and (ii) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Trust. Each Sub-Advisory Agreement terminates automatically in the event of its assignment and is terminable on written notice by the Trust (without penalty, by action of the Board of Trustees or by vote of a majority of the Trust's outstanding voting securities) or by RSMC or the sub-adviser. Each Sub-Advisory Agreement provides that written notice of termination must be provided sixty days prior to the termination date, absent mutual agreement for a shorter notice period.

                     ADMINISTRATION AND ACCOUNTING SERVICES


Pursuant to an Administration Agreement dated May 1, 2006, RSMC performs certain administrative services for the Trust including, among other things, assisting in the preparation of the annual post-effective amendments to the Trust's registration statement, assisting in obtaining the fidelity bond and directors' and officers'/errors and omissions insurance policies, preparing notices, agendas, and resolutions for quarterly Board meetings, maintaining the Trust's corporate calendar, maintaining Trust contract files, providing non-investment related statistical and research data as may be requested by the Board, and providing executive and administrative services to support the Independent Trustees. Pursuant to a Sub-Administration and Accounting Services Agreement dated May 1, 2006, PFPC Inc. ("PFPC") performs certain administrative and accounting services for the Trust such as preparing shareholder reports, providing statistical and research data, assisting the investment adviser in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Trust. In addition, PFPC prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Trust. The accounting services performed by PFPC include determining the NAV per share of each Fund and maintaining records relating to the securities transactions of the Funds.



Prior to May 1, 2006, pursuant to an Administration and Accounting Services Agreement dated October 1, 2004, PFPC Inc. ("PFPC") performed certain administrative services for the Trust and the Funds in addition to the accounting services it currently provides. From September 1, 2002 to October 1, 2004, RSMC, an affiliate of the Trust, provided administrative and accounting services and PFPC provided certain sub-administration services.



For its services as administrator or sub-administrator, as the case may be, for the fiscal years ended June 30, 2006, 2005, and 2004, RSMC received the following fees paid by the Funds during the period indicated:



                                    FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                  JUNE 30, 2006       JUNE 30, 2005       JUNE 30, 2004
----                                -----------------   -----------------   -----------------
Prime Fund                               $72,885             $513,458            $588,622
U.S. Government Fund                      22,521              209,547             262,439
Tax-Exempt Fund                           11,301              111,724             146,928
Short/Intermediate Bond Fund               3,568               57,225             244,439
Broad Market Bond Fund                     1,825               34,125             147,690
Municipal Bond Fund                        2,403               24,484             106,982
Large-Cap Core Fund                        1,386               22,911             170,236
Large-Cap Growth Fund                      1,398               17,221             108,279
Large-Cap Value Fund                       1,145               24,944             112,845
Mid-Cap Core Fund                            153                  N/A                 N/A
Small-Cap Core Fund                        1,336              177,023             608,323
Small-Cap Growth Fund                         93                  N/A                 N/A
Small-Cap Value Fund                          38                  N/A                 N/A
FWLC Fund*                                   N/A                  N/A                 N/A



----------
*    As of the date of this SAI, the FWLC Fund had not commenced operations.



For its services as administrator or sub-administrator, as the case may be, for the fiscal years ended June 30, 2006, 2005, and 2004, each Fund paid PFPC the following fees, after waivers, during the period indicated:



                                    FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                  JUNE 30, 2006       JUNE 30, 2005       JUNE 30, 2004
----                                -----------------   -----------------   -----------------
Prime Fund                              $1,138,971           $823,218                *
U.S. Government Fund                       505,101            419,468                *

                                    FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                  JUNE 30, 2006       JUNE 30, 2005       JUNE 30, 2004
----                                -----------------   -----------------   -----------------
Tax-Exempt Fund                            275,348            266,667                *
Short/Intermediate Bond Fund               122,597            130,210                *
Broad Market Bond Fund                      76,351             82,558                *
Municipal Bond Fund                         96,199             90,244                *
Large-Cap Core Fund                         54,974             47,890                *
Large-Cap Growth Fund                       56,578             62,304                *
Large-Cap Value Fund                        55,272             72,753                *
Mid-Cap Core Fund                           17,362                N/A                *
Small-Cap Core Fund                         65,292            487,054                *
Small-Cap Growth Fund                       16,876                N/A                *
Small-Cap Value Fund                        15,960                N/A                *
FWLC Fund**                                    N/A                N/A              N/A



----------
* Fees for services provided by PFPC were not paid by the Funds; instead RSMC paid PFPC for its services from the fees it collected under the advisory and administration agreement with the Funds.



**   As of the date of this SAI, the FWLC Fund had not commenced operations.



Pursuant to a Compliance Services Agreement dated May 1, 2006, RSMC also provides the following services to the Trust and the Funds: employs an individual suitable to the Board to fulfill the role of CCO of the Trust; monitors each Fund's compliance with the investment restrictions as are set forth in the 1940 Act and the rules thereunder, the Internal Revenue Code, and the investment objectives, policies and restrictions of the Trust applicable to each Fund of the Trust and provides regular reports on such compliance; and assists the CCO to maintain the policies and procedures that are reasonably designed to prevent violations of the securities laws and regulations. In consideration of the provision of these services, RSMC, investment adviser to the Funds, receives an annual fee equal to three-fourths of the CCO's total compensation.



                            SHAREHOLDER SERVICE PLAN



The Board of Trustees has adopted a shareholder service plan with respect to Service Shares of the Prime and U.S. Government Funds and Class W Shares of the Prime, U.S. Government and Tax-Exempt Funds authorizing each of these Fund to pay service providers an annual fee not exceeding 0.25% of such Fund's average daily net assets of its Service Shares to compensate service providers, including affiliates of RSMC, who maintain a service relationship. Currently, the Trustees have authorized payments of up to 0.15% of each Fund's average daily net assets. Service activities provided under this plan include, among other things,: (i) establishing and maintaining accounts and records relating to clients of a Service Provider; (ii) answering shareholder inquiries regarding the manner in which purchases, exchanges and redemptions of the Service Shares of a Fund may be effected and other matters pertaining to such class of share's services; (iii) providing for the necessary personnel and facilities to establish and maintain shareholder accounts and records; (iv) assisting shareholders in arranging for processing of purchase, redemption and exchange transactions; (v) arranging for the wiring of Portfolio proceeds; (vi) guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; (vii) integrating periodic statements with other shareholder transactions; and (viii) providing such other related services as the shareholder may request.


                          ADDITIONAL SERVICE PROVIDERS


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP serves as the independent registered public accounting firm to the Trust, providing services which include (1) auditing the annual financial statements for the Funds, (2) assistance and consultation in connection with SEC filings and (3) review of the annual federal income tax returns filed on behalf of each Fund. Ernst & Young LLP is located at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, PA 19103.

LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Trust.

CUSTODIAN. Wilmington Trust Company, 1100 North Market Street, Wilmington, DE 19890, serves as the Custodian. The Custodian's services include, in addition to the custody of all cash and securities owned by the Trust, the maintenance of custody accounts in the Custodian's trust department, the segregation of all certificated securities owned by the Trust, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody accounts of the Trust, releasing and delivering securities from the custody accounts of the Trust, maintaining records with respect to such custody accounts, delivering to the Trust a daily and monthly statement with respect to such custody accounts, and causing proxies to be executed. Wilmington Trust Company receives a fee for its services based on the average daily net assets of the Trust and has appointed PFPC Trust Company as Sub-Custodian of the Trust. CitiBank, N.A. serves as the Trust's foreign custody manager.

TRANSFER AGENT. PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Trust's Transfer Agent and Dividend Paying Agent.

                   DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN


Professional Funds Distributor, LLC (the "Distributor"), located at 760 Moore Road, King of Prussia, PA 19406, serves as a principal underwriter of the Funds' shares pursuant to a Distribution Agreement with the Trust. Pursuant to the terms of the Distribution Agreement, the Distributor is granted the right to sell the shares of the Funds as agent for the Trust. Shares of the Funds are offered continuously.



Under the terms of the Distribution Agreement, the Distributor agrees to use efforts deemed appropriate by the Distributor to solicit orders for the sale of shares of the Funds and will undertake such advertising and promotions as it believes reasonable in connection with such solicitation. To the extent that the Distributor receives fees under the Funds' Plans of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), the Distributor will furnish or enter into arrangement with others for the furnishing of marketing or sales services with respect to the A Shares as may be required pursuant to such plan. Moreover, to the extent that the Distributor receives shareholder service fees under any shareholder services plan adopted by the Funds, the Distributor will furnish or enter into arrangements with others for the furnishing of personal or account maintenance services with respect to the relevant shareholders of the Funds as may be required pursuant to such plan. The Distributor receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Funds' Institutional Shares.



The Distribution Agreement became effective as of January 1, 2004 and continued in effect for a period of two years. Thereafter, the agreement continues in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Funds or their shareholders for losses arising in connection with the sale of Fund shares.



The Distribution Agreement terminates automatically in the event of an assignment. The Distribution Agreement is also terminable without payment of any penalty with respect to any Fund (i) (by vote of a majority of the Trustees of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Fund or any agreements related to a Rule 12b-1 Plan, or by vote of a majority of the outstanding voting securities of the applicable Fund) on sixty (60) days written notice to the Distributor; or (ii) by the Distributor on sixty (60) days written notice to the Fund. The Distributor will be compensated for distribution services according to the A Shares Rule 12b-1 Plan regardless of the Distributor's expenses.



The A Shares Rule 12b-1 Plan provides that the Distributor will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Distributor may pay certain financial institutions

("Service Organizations") such as banks or broker-dealers who have entered into servicing agreements with the Distributor and other financial institutions for distribution and shareholder servicing activities.


The A Shares Rule 12b-1 Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed (i) 0.25% on an annualized basis of the A Shares of each Fund's average net assets, except with respect to limitations set from time to time by the Board of Trustees. The Board of Trustees has only authorized implementation of a Rule 12b-1 fee for annual payments of up to 0.10% of the A Shares of each of the Money Market Fund's average net assets to compensate the Distributor for making payments to certain Service Organizations who have sold A Shares of the Funds and for other distribution expenses.



For the fiscal year ended June 30, 2006, the A Shares of each of the Funds paid the Distributor Rule 12b-1 fees in respect of broker-dealer compensation as:



FUND                                RULE 12B-1 FEE
----                                --------------
Prime Money Market Fund                 $ 5,381
U.S. Government Money Market Fund       $ 3,529
Tax-Exempt Money Market Fund            $11,851
Short/Intermediate-Term Bond Fund       $   454
Broad Market Bond Fund                  $    14
Municipal Bond Fund                     $    14
Large-Cap Core Fund                     $    14
Large-Cap Growth Fund                   $    13
Large-Cap Value Fund                    $    14
Mid-Cap Core Fund                       $    14
Small-Cap Core Fund                     $    14
Small-Cap Growth Fund                   $    14
Small-Cap Value Fund                    $    14
FWLC Fund*                                  N/A



----------
*    As of the date of this SAI, the FWLC Fund had not commenced operations.



Under the A Shares' Rule 12b-1 Plan, if any payments made by the investment adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by each Fund of the distribution of its A Shares, such payments are authorized. Each Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Rule 12b-1 Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments.



When purchasing A Shares, a sales charge will be incurred at the time of purchase (a "front-end sales charge") based on the dollar amount of the purchase. Information regarding the front-end sales charge is provided in the A Shares' prospectuses under "Purchase of Shares - Front End Sales Charge."


                               PORTFOLIO MANAGERS

The management of the Funds and their sub-advisers is the responsibility of a group of RSMC and WTIM investment professionals. The information provided below supplements the information provided in the Prospectuses under the heading "Fund Management" with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of each of the Funds, including information regarding:


     (i) "Other Accounts Managed." Other accounts managed by portfolio managers and management team members jointly and primarily responsible for the day-to-day management of the funds for the fiscal year ended June 30, 2006;



     (ii) "Material Conflicts of Interest." Material conflicts of interest identified by RSMC, WTIM and each sub-adviser that may arise in connection with a portfolio manager's management of a Fund's investments and investments of other accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between a Fund and other accounts managed by the portfolio manager. Additional conflicts of interest may potentially exist or arise that are not discussed below;


     (iii) "Compensation." A description of the structure of, and method used to determine the compensation received by the Funds' portfolio managers or management team members from the Funds, the adviser or any other source with respect to managing the Funds and any other accounts for the fiscal year ended June 30, 2006;



     (iv) "Ownership of Securities." Information regarding each portfolio manager's dollar range of equity securities beneficially owned in the Funds as of June 30, 2006.


ALL FUNDS

     RODNEY SQUARE MANAGEMENT CORPORATION AS INVESTMENT ADVISER

          Other Accounts Managed (As of June 30, 2006).


                                                                                               Total Assets
                                                                        Number of Accounts    Managed subject
                                                                        Managed subject to   to a Performance
                                       Total Number of   Total Assets      a Performance      Based Advisory
Portfolio Manager/Type of Accounts    Accounts Managed    (millions)    Based Advisory Fee    Fee (millions)
----------------------------------    ----------------   ------------   ------------------   ----------------
FIXED INCOME MANAGEMENT
CLAYTON M. ALBRIGHT, III
   Registered Investment Companies:            2            $  200               0                  $0
   Other Pooled Investment
      Vehicles:                                1            $   61               0                  $0
   Other Accounts:                            63            $  438               0                  $0
DOMINICK J. D'ERAMO
   Registered Investment Companies:            2            $  200               0                  $0
   Other Pooled Investment
      Vehicles:                                1            $   61               0                  $0
   Other Accounts:                            75            $1,500               0                  $0
LISA MORE
   Registered Investment Companies:            1            $   89               0                  $0
   Other Pooled Investment
      Vehicles:                                1            $  240               0                  $0
   Other Accounts:                           137            $  526               0                  $0
SCOTT EDMONDS
   Registered Investment Companies:            1            $   89               0                  $0
   Other Pooled Investment
      Vehicles:                                1            $  240               0                  $0
   Other Accounts:                           150            $  494               0                  $0
EQUITY MANAGEMENT

                                                                                               Total Assets
                                                                        Number of Accounts    Managed subject
                                                                        Managed subject to   to a Performance
                                       Total Number of   Total Assets      a Performance      Based Advisory
Portfolio Manager/Type of Accounts    Accounts Managed    (millions)    Based Advisory Fee    Fee (millions)
----------------------------------    ----------------   ------------   ------------------   ----------------
REX P. MACEY
   Registered Investment Companies:            7            $  174               0                  $0
   Other Pooled Investment
      Vehicles:                                2            $   94               0                  $0
   Other Accounts:                           549            $  324               0                  $0
ADRIAN CRONJE
   Registered Investment Companies:           12            $1,778               0                  $0
   Other Pooled Investment
      Vehicles:                               16            $3,449               0                  $0
   Other Accounts:                           297            $  204               0                  $0
ANDREW H. HOPKINS
   Registered Investment Companies:            7            $  174               0                  $0
   Other Pooled Investment
      Vehicles:                                1            $   45               0                  $0
   Other Accounts:                           297            $  204               0                  $0
VINCENT F. RIGHTS
   Registered Investment Companies:            7            $  174               0                  $0
   Other Pooled Investment
      Vehicles:                                1            $   45               0                  $0
   Other Accounts:                           297            $  204               0                  $0
EDWARD S. FORRESTER
   Registered Investment Companies:            7            $  174               0                  $0
   Other Pooled Investment
      Vehicles:                                1            $   45               0                  $0
   Other Accounts:                           297            $  204               0                  $0


          Material Conflicts of Interest. RSMC does not see any conflicts of interest between managing the Funds and the investments of other accounts. RSMC maintains strict internal compliance policies and procedures in place to prevent conflicts. For example, RSMC does not have any soft dollar arrangements with broker-dealers in all fixed income transactions. RSMC executes block trades for all accounts that share similar investment objectives. To the extent that RSMC is unable to fulfill 100% of an order, each account would receive their pro-rata portion of the order executed.

          Compensation. RSMC's investment professionals received an annual base salary and performance bonus, including cash and stock options, based upon their overall performance relative to their job responsibilities. In addition, they are entitled to the regular fringe benefits provided to all employees. RSMC completed an annual survey of compensation levels relative to industry standards to ensure that its staff is adequately compensated. Each portfolio manager has a portfolio performance incentive as a part of their overall compensation. Portfolio managers can earn up to 25% of their annual base salary if the portfolio outperforms their respective benchmarks and peer groups in trailing 1,2,3,4 and 5 year periods.

          Ownership of Securities (As of June 30, 2006). No portfolio manager beneficially owned equity securities in the Funds.

     WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC, SUB-ADVISER

          Other Accounts Managed (As of June 30, 2006).


                                                                                               Total Assets
                                                                        Number of Accounts    Managed subject
                                                                        Managed subject to   to a Performance
                                       Total Number of   Total Assets      a Performance      Based Advisory
Portfolio Manager/Type of Accounts    Accounts Managed    (millions)    Based Advisory Fee    Fee (millions)
----------------------------------    ----------------   ------------   ------------------   ----------------
ROBERT E. REISER
   Registered Investment
      Companies:                              9             $1,604               0                  $0
   Other Pooled Investment
      Vehicles:                              15             $3,404               0                  $0
   Other Accounts:                            0             $    0               0                  $0
R. SAMUEL FRAUNDORF
   Registered Investment
      Companies:                              9             $1,604               0                  $0
   Other Pooled Investment
      Vehicles:                              15             $3,404               0                  $0
   Other Accounts:                            0             $    0               0                  $0


          Material Conflicts of Interest. Portfolio managers may experience certain conflicts of interest in managing a Fund's investments, on the one hand, and the investments of other accounts, including other funds, on the other. For example, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. WTIM has policies and procedures to address potential conflicts of interest relating to the allocation of investment opportunities. WTIM's policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager that might be eligible for a particular investment. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.


          The management of multiple Funds and other accounts may give rise to potential conflicts of interest, particularly if the Funds and accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the management of other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, which may constitute a conflict with the interest of the Fund. WTIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers' substantial resources to assist and support. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.


          WTIM does not receive a performance fee for its management of the Funds. WTIM and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investment to favor accounts other than the Funds--for instance, those that pay a higher advisory fee. The policies of WTIM, however, require that portfolio managers treat all accounts they manage equitable and fairly.

          WTIM has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in WTIM's reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage costs. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transaction were not being executed concurrently for other accounts. In addition, in many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. The Trust has also adopted policies and procedures in accordance with Rule 17a-7, Rule 17e-1 and Rule 10f-3 under the 1940 Act, in order to ensure compliance with the rules and fair and equitable treatment of the Funds and clients involved in such transactions.

          Portfolio managers may also experience certain conflicts between their own personal interests and the interests of the accounts they manage, including the Funds. One potential conflict may arise if a portfolio manager was to have a larger personal investment in one portfolio than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the account in which he or she holds a larger stake. WTIM's Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager's investment activities by requiring prior written approval from the Code of Ethics Compliance Officer for portfolio managers participating in investment clubs or providing investment advice to any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of WTIM and its affiliates.


          Compensation. Each portfolio manager is paid a salary based on their job position and an annual bonus that includes four measures: Performance; Teamwork; and Support of the Business; Writing and Communications; and Skill and Professional Development. Performance accounts for 40% of a portfolio manager's bonus. Pre-tax performance is measured for each of the Funds, the Balentine private funds and the Wilmington Strategies for 1, 2, and 3 year periods, and compared to index and peer group returns. The bonus is a percent of the salary and varies with the employee's job responsibilities. For Mr. Chen and Ms. Cogar the maximum bonus is 25%. For Mr. Fraundorf the maximum bonus is 75%. For Mr. Reiser, the maximum bonus is 100%. For members of the Investment Strategy Team (Messrs. Reiser, and Fraundorf) 25% of their bonus is determined by all investment strategies of Wilmington to include the equity and fixed income portfolios. All portfolio managers also participate in the Wilmington retirement plans.


          Ownership of Securities (As of June 30, 2006). No portfolio manager beneficially owned equity securities in the Funds.

     ROXBURY CAPITAL MANAGEMENT, LLC, SUB-ADVISER

          Other Accounts Managed (As of June 30, 2006).


                                                                                                            Total Assets Managed
                                                                             Number of Accounts Managed   subject to a Performance
Portfolio Manager/               Total Number                                 subject to a Performance       Based Advisory Fee
Type of Accounts             of Accounts Managed   Total Assets (millions)       Based Advisory Fee              (millions)
------------------           -------------------   -----------------------   --------------------------   ------------------------
STEVE MARSHAM*
   Registered Investment
      Companies:                       2                    $  214                        0                          $ 0
   Other Pooled Investment
      Vehicles:                        6                    $  195                        3                          $30
   Other Accounts:                    53                    $1,296                        1                          $15

ROBERT MARVIN*
   Registered Investment
      Companies:                       2                    $  214                        0                          $ 0
   Other Pooled Investment
      Vehicles:                        6                    $  195                        3                          $30
   Other Accounts:                    53                    $1,296                        1                          $15

                                                                                                            Total Assets Managed
                                                                             Number of Accounts Managed   subject to a Performance
Portfolio Manager/               Total Number                                 subject to a Performance       Based Advisory Fee
Type of Accounts             of Accounts Managed   Total Assets (millions)       Based Advisory Fee              (millions)
------------------           -------------------   -----------------------   --------------------------   ------------------------
BRIAN SMOLUCH*
   Registered Investment
      Companies:                       2                    $  214                        0                          $ 0
   Other Pooled Investment
      Vehicles:                        6                    $  195                        3                          $30
   Other Accounts:                    53                    $1,296                        1                          $15


* The Small Cap portfolios are co-managed. The total amount of assets and number of accounts are shown on each Portfolio Manager's row.

          Material Conflicts of Interest. Roxbury understands that potential material conflicts of interest exist in "side-by-side" management. As such, Roxbury has always had comprehensive procedures on the aggregation and allocation of transactions across accounts managed in the same investment strategy. When possible, Roxbury aggregates the same transactions in the same securities for many accounts to enhance execution. Clients in an aggregated transaction each receive the same price per share or unit, but, if they have directed brokerage to a particular broker, they may pay different commissions or may pay or receive a different price.

          Certain clients may not be included in certain aggregated transactions because of cash availability, account restrictions, directed brokerage or tax sensitivity. Roxbury utilizes a trade rotation in these situations. The allocation is pro-rata basis within each aggregated group unless the size of the fill is such that a pro-rata allocation is not appropriate. If the Roxbury Special Fund II, Roxbury's hedge fund, initiates a trade at the same time as other accounts, it is last in the trade rotation. Additionally, the hedge fund is not permitted to enter into a position contrary to a current holding or holding included in Roxbury's "Watch List" unless the position is entered into "against the box." The Watch List contains securities that Roxbury is "closely observing" and "anticipating imminent action in."

          Roxbury's Code of Ethics details additional guidelines and procedures to eliminate potential material conflicts of interest.

          Compensation. Compensation includes a combination of base salary, a generous benefits package, an annual performance Bonus, and a profit sharing plan linked to the net income of the company and of Roxbury's Small Cap Growth accounts.

          Ownership of Securities (As of June 30, 2006). No portfolio manager beneficially owned equity securities in the Funds.

     CRAMER ROSENTHAL MCGLYNN, LLC, SUB-ADVISER

          Other Accounts Managed (As of June 30, 2006).


                                                                                                            Total Assets Managed
                                                                             Number of Accounts Managed   subject to a Performance
Portfolio Manager/               Total Number                                 subject to a Performance       Based Advisory Fee
Type of Accounts             of Accounts Managed   Total Assets (millions)       Based Advisory Fee              (millions)
------------------           -------------------   -----------------------   --------------------------   ------------------------
JAMES STOEFFEL
   Registered Investment
      Companies:                       0                    $    0                        0                          $0
   Other Pooled Investment
      Vehicles:                        0                    $    0                        0                          $0

                                                                                                            Total Assets Managed
                                                                             Number of Accounts Managed   subject to a Performance
Portfolio Manager/               Total Number                                 subject to a Performance       Based Advisory Fee
Type of Accounts             of Accounts Managed   Total Assets (millions)       Based Advisory Fee              (millions)
------------------           -------------------   -----------------------   --------------------------   ------------------------
   Other Accounts:                    29                    $604.6                        0                          $0
TERRY LALLY
   Registered Investment
      Companies:                       0                    $    0                        0                          $0
   Other Pooled Investment
      Vehicles:                        0                    $    0                        0                          $0
   Other Accounts:                    29                    $604.6                        0                          $0


          Material Conflicts of Interest. Material conflicts of interest may arise when a Fund's Portfolio Manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the Portfolio Managers listed. These potential conflicts include:

          Allocation of Limited Time and Attention. A Portfolio Manager who is primarily responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies. CRM seeks to manage such competing interests for the time and attention of Portfolio Managers by having Portfolio Managers focus on a particular investment discipline.

          Allocation of Limited Investment Opportunities. If a Portfolio Manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may need to be divided among those funds or accounts, which may limit a Fund's ability to take full advantage of the investment opportunity. To deal with these situations, CRM has adopted procedures for a trade allocation procedure for allocating limited investment opportunities across multiple funds and accounts.

          Pursuit of Differing Strategies. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. To help avoid these types of conflicts, CRM generally appoints separate advisory personnel to make investment decisions for different investment products. In addition, each Portfolio Manager is subject to CRM's Conflict of Interest Policy.

          Selection of Brokers/Dealers. Portfolio Managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide Portfolio Managers with brokerage and research services (as those terms are defined in Section 28 (e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the Portfolio Manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a Portfolio Manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages. To address these types of conflicts, CRM has adopted best execution and soft dollar policies governing a Portfolio Manager's selection of brokers and dealers and his use of research services.

          Variation in Compensation. A conflict of interest may arise where the management fee structure differs among funds and/or accounts, such as where certain funds or accounts pay higher management fees or performance-based management fees. In such cases, the Portfolio Manager might be motivated to devote more attention to, or otherwise favor, more profitable funds and/or accounts. To help address these types of conflicts, CRM has adopted a Code of Ethics and Conflict of Interest Policy.

          Proprietary Interests. CRM and/or its affiliates may have substantial personal or proprietary investments in some of the accounts managed by a Portfolio Manager. A Portfolio Manager might be motivated to favor funds and/or accounts in which he, or his colleagues, has an interest or in which CRM and/or its affiliates have interests. However, each Portfolio Manager is subject to CRM's Code of Ethics policy governing personal securities transactions in which Portfolio Managers engage.

          Other Factors. Several other factors, including the desire to maintain or increase assets under the adviser's management or to enhance the Portfolio Manager's performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to some funds and/or accounts. To help address these types of conflicts CRM has adopted a Code of Ethics and Conflict of Interest Policy.

          As discussed above, CRM has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for CRM and the individuals that it employs. However, there is no guarantee that the policies and procedures adopted by CRM will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.


          Compensation. The Portfolio Managers for the Fund are generally responsible for multiple accounts with similar investment strategies. For example, the managers of CRM's small-cap value investment strategy are responsible for investment decisions for registered investment companies and separately-managed institutional accounts that pursue a small-cap value investment strategy. Portfolio Managers are compensated on portfolio management of the aggregate group of similar accounts rather than for a specific account.


          The compensation package for Portfolio Managers consists of several components: base pay, annual incentive and long-term incentive. The base pay program provides a level of base pay that is competitive with the market place and reflects a Portfolio Manager's contribution to CRM's success.

          The annual incentive plan provides cash bonuses dependent on fund performance and individual contributions. The most significant portion of the bonus is determined based on the aggregate fund pre-tax performance results over one, two and three year periods relative to peer groups and benchmarks, and the remaining portion is based on certain qualitative factors discussed below.

          For purposes of determining a Portfolio Manager's bonus, the appropriate fund's benchmark is used. The benchmark used to determine the bonuses of the Portfolio Managers of the Small-Cap Core Fund is the Russell 2000 Value Index.


          Bonuses for Portfolio Managers vary depending on the scope of accountability and experience level of the individual Portfolio Manager. An individual's bonus is based upon relative performance of their assigned funds compared to a peer group and benchmark, and is generally geared to rewarding top quartile performance on a trailing three-year basis. Qualitative factors such as leadership, teamwork and overall contribution made during the year are also considered.


          The long-term incentive plan provides an opportunity for experienced portfolio managers and other key contributors to CRM to be rewarded in the future depending on the achievement of financial goals and value creation. The plan, which is comprised of a profit-sharing component and option program, was created as a means of more closely aligning the interests of CRM professionals with that of the firm. The size of actual awards varies. The profit-sharing plan is based on the income of the firm. Option awards are comprised of member options in CRM. The value of the stock options is dependent upon CRM's underlying valuation, as well as the exercise price. Options generally vest over a three-year period.

          Ownership of Securities (As of June 30, 2006). Neither Mr. Stoeffel nor Mr. Lally beneficially own any shares of the Funds as of June 30, 2006.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. An investment adviser places portfolio transactions on behalf of a Fund, selects broker-dealers for such transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Portfolio transactions placed by an investment adviser may be effected through the trading desk of the investment adviser, its broker-affiliate or a sub-adviser. Debt securities purchased and sold by a Fund are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

Brokerage commissions paid by each Fund for the last three fiscal years ended June 30, 2006 are as follows:


                           FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                         JUNE 30, 2006       JUNE 30, 2005       JUNE 30, 2004
----                       -----------------   -----------------   -----------------
Large-Cap Core Fund*            $106,924            $ 76,825            $ 66,321
Large-Cap Growth Fund *         $125,329            $218,174            $154,159
Large-Cap Value Fund *          $113,839            $ 44,915            $ 51,990
Mid-Cap Core Fund **            $ 14,795                 N/A                 N/A
Small-Cap Core Fund ***         $229,013            $218,154            $591,869
Small-Cap Growth Fund **        $ 13,274                 N/A                 N/A
Small-Cap Value Fund **         $  5,589                 N/A                 N/A
FWLC Fund                            N/A                 N/A                 N/A



----------
* For the fiscal years ended June 30, 2005 and 2004, the amount reflects brokerage commissions paid by the Large-Cap Core Series, Large-Cap Value Series and WT Large-Cap Growth Series which each of the Large-Cap Core Fund, Large-Cap Value Fund and Large-Cap Growth Fund paid indirectly through its investment in these respective master series of WT Investment Trust I under its former fund-of-funds structure.



**   From commencement of operations through June 30, 2006.



*** For the fiscal years ended June 30, 2005 and 2004, the amount reflects the brokerage commissions paid by the Small-Cap Value Series and Small Cap Growth Series which the Small-Cap Core Fund paid indirectly through its investment in these master series of WT Investment Trust I under its former fund-of-funds structure.






When buying or selling securities, a Fund may pay commissions to brokers who are affiliated with the investment adviser, a sub-adviser or a Fund. For the fiscal years ended June 30, 2006, June 30, 2005 and June 30, 2004, the Funds paid brokerage commissions to Wilmington Brokerage Services Co. and Wilmington Trust Investment Management LLC, affiliates of RSMC, as follows:



                         FISCAL YEAR     FISCAL YEAR     FISCAL YEAR
                            ENDED           ENDED           ENDED
FUND                    JUNE 30, 2006   JUNE 30, 2005   JUNE 30, 2004
----                    -------------   -------------   -------------
Large-Cap Core Fund       $106,924         $ 57,750          $990
Large-Cap Growth Fund      125,329          168,416             0
Large-Cap Value Fund       113,839                0             0
Mid-Cap Core Fund           14,795 *            N/A           N/A
Small-Cap Core Fund         79,798                0             0
Small-Cap Growth Fund       13,274 *            N/A           N/A
Small-Cap Value Fund         5,589 *            N/A           N/A
FWLC Fund                      N/A              N/A           N/A



----------
*    From commencement of operations through June 30, 2006.



                        PERCENTAGE OF COMMISSIONS   PERCENTAGE OF TRANSACTIONS
FUND                           PAID TO WBSC            EFFECTED THROUGH WBSC
----                    -------------------------   --------------------------
Large-Cap Core Fund               100%                         100%
Large-Cap Growth Fund             100%                         100%
Large-Cap Value Fund              100%                         100%
Mid-Cap Core Fund                 100%                         100%
Small-Cap Core Fund                35%                          25%
Small-Cap Growth Fund             100%                         100%
Small-Cap Value Fund              100%                         100%

                        PERCENTAGE OF COMMISSIONS   PERCENTAGE OF TRANSACTIONS
FUND                           PAID TO WBSC            EFFECTED THROUGH WBSC
----                    -------------------------   --------------------------
FWLC Fund*                        N/A                          N/A



----------
*    As of the date of this SAI, the FWLC Fund had not yet commenced operations.


BROKERAGE SELECTION. The primary objective of each investment adviser in placing orders on behalf of a Fund for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting and monitoring a broker or dealer, an investment adviser considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission; (iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to a Fund or to the investment adviser. The allocation of portfolio transactions may take into account the receipt of research reports and services of brokerage firms. An investment adviser may place trades with certain brokers with which it is under common control, Wilmington Brokerage Services Co., an indirect, wholly-owned subsidiary of Wilmington Trust Corporation, provided that the investment adviser determines that the affiliate's services and costs are comparable to those of non-affiliated, qualified brokerage firms. In selecting and monitoring broker-dealers and negotiating commissions, an investment adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. A broker-dealer may be willing to furnish certain research services to the investment adviser or sub-adviser for no consideration except for standard brokerage commissions or dealer spreads. The investment adviser may use such broker-dealers to effect securities transactions. Preference may be given to brokers who provide research or statistical material or other services to the Funds, or to the investment adviser, subject to investment advisers' duty to seek best execution.

Section 28(e) of the Securities Exchange Act of 1934 provides that an investment adviser, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), the investment adviser is required to make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or the investment adviser's overall responsibilities with respect to accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully or appropriately assist the investment adviser, as the case may be, in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a higher broker commission than those available from another broker.


Research services received from broker-dealers supplement the investment adviser's own research (and the research of its affiliates) and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on Federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; and information with respect to the performance, investment activities, and fees and expenses of other mutual funds.


Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, the providing of equipment used to communicate research information and the providing of specialized consultations with the investment adviser or sub-adviser's personnel with respect to computerized systems and data furnished to the investment adviser or sub-adviser as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information. The outside research assistance is useful to the investment adviser and sub-advisers since the broker-dealers used by the investment adviser and sub-advisers tend to follow a broad universe of securities, and the research provided by such broker-dealers may provide the investment adviser and sub-advisers with a diverse perspective on financial markets. Research services provided to the investment adviser or sub-adviser by broker-dealers are available for the benefit of all accounts managed or advised by the investment adviser or sub-adviser or by their respective affiliates. The investment adviser and sub-advisers cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. However, the investment adviser or sub-advisers will not directly fund transactions to dealers solely on the basis of research services provided.


DIRECTED BROKERAGE. During the fiscal year ended June 30, 2006, each of the following Funds directed transactions and paid related brokerage commissions in the following amounts:



                                  FISCAL YEAR ENDED JUNE 30, 2006
                        --------------------------------------------------
FUND                    COMMISSIONS PAID   AMOUNT OF TRANSACTIONS DIRECTED
----                    ----------------   -------------------------------
Large-Cap Core Fund         $106,924                 $ 97,213,907
Large-Cap Growth Fund        125,329                  120,889,561
Large-Cap Value Fund         113,839                  120,950,008
Mid-Cap Core Fund             14,795                   11,203,475
Small-Cap Core Fund           79,798                   53,989,350
Small-Cap Growth Fund         13,274                    6,184,248
Small-Cap Value Fund           5,589                    2,816,319





ALLOCATION OF FUND TRANSACTIONS. Some of an investment adviser's other clients have investment objectives and programs similar to that of a Fund. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with a Fund. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of each investment adviser not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between a Fund and other clients participating in the transaction on a pro-rata basis and purchases and sales are normally allocated between a Fund and the other clients as to an amount according to a formula determined prior to the execution of such transactions.

                       CAPITAL STOCK AND OTHER SECURITIES


The Trust issues and offers separate classes of shares of each Fund:
Institutional Shares and A Shares, (except the Prime Money Market Fund and the U.S. Government Money Market Fund which issue Institutional, Service Shares and Class W). The shares of each Fund, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.



The separate classes of shares of each Fund represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that (i) A Shares bear Rule 12b-1 distribution expenses and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the distribution fee may be paid, (ii) Service Shares of the Prime and U.S. Government Money Market Fund bear a shareholder service fee of 0.15% of the average net assets of the Service Shares as well as a Rule 12b-1 fee of 0.10% of each Fund's average daily net assets and (iii) the Tax-Exempt Money Market Fund Class W Shares bear a shareholder service fee of 0.15% of the average net assets of the Class W Shares.



The net income attributable to a class of shares and the dividends payable on such shares will be reduced by the amount of any applicable shareholder service or Rule 12b-1 distribution fees. Accordingly, the NAV of the A Shares and Service Shares will be reduced by such amount to the extent the Fund has undistributed net income.


Shares of a Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Fund and each class, as the case may be, takes separate votes on matters affecting only that Fund or class.

The Funds do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Fund's outstanding shares.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the "Purchase of Shares" section of the prospectus. Additional methods to purchase shares are as follows:

Individual Retirement Accounts: You may purchase shares of the Funds for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Fund IRA, call the transfer agent at (800) 336-9970. PFPC Trust Company, as custodian for each IRA account, receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Fund shares owned by the IRA will be redeemed automatically as payment.

Automatic Investment Plan: You may purchase Fund shares through an Automatic Investment Plan ("AIP"). Under the AIP, the transfer agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the applicable minimum initial investment). You may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Fund shares through an AIP will be effected at their offering price at 12:00 p.m. Eastern time for the Tax-Exempt Fund, at 2:00 p.m. Eastern Time for the Prime Money Market and U.S. Government Money Market Funds, or at the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time), for the Bond and Equity Funds, on or about the 20th day of the month. For an application for the AIP, check the appropriate box of the application or call the transfer agent at (800) 336-9970. This service is generally not available for Wilmington Trust's trust account clients, since similar services are provided through Wilmington Trust. This service also may not be available for Service Organization clients who are provided similar services through those organizations.

Payroll Investment Plan: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Fund shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paychecks will automatically be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Fund, the Distributor, the investment advisers or the transfer agent, to arrange for transactions under the PIP. The Fund reserves the right to vary its minimum purchase requirements for employees participating in a PIP.

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the "Redemption of Shares" section of the prospectus. Additional methods to redeem shares are as follows:


By Check: You may utilize the checkwriting option to redeem shares of the Prime Money Market, U.S. Government Money Market and Tax-Exempt Money Market Funds by drawing a check for $500 or more against a Fund account. When the check is presented for payment, a sufficient number of shares will be redeemed from your Fund account to cover the amount of the check. This procedure enables you to continue receiving dividends on those shares until the check is presented for payment. Because the aggregate amount of Fund shares owned is likely to change each day, you should not attempt to redeem all shares held in your account by using the check writing procedure. Charges will be imposed for specially imprinted checks, business checks, copies of canceled checks, stop payment orders, checks returned due to "insufficient funds" and returned checks. These charges will be paid by redeeming an appropriate number of Fund shares automatically. Each Fund and the transfer agent reserve the right to terminate or alter the checkwriting service at any time. The transfer agent also reserves the right to impose a service charge in connection with the checkwriting service. If you are interested in the checkwriting service, contact the transfer agent for further information. This service is generally not available for clients of Wilmington Trust through their trust or corporate cash management accounts, since it is already provided for these customers through Wilmington Trust. The service may also not be available for service organization clients who are provided a similar service by those organizations.


By Wire: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone

Redemptions or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.


Systematic Withdrawal Plan: If you own shares of a Fund with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Fund shares through an SWP will be effected at the NAV determined on or about the 25th day of the month. With respect to the Prime Money Market Fund and the U.S. Government Money Market Fund, the redemption of Fund shares through an SWP will be reflected at the NAV determined at 2:00 p.m. Eastern Time on the automatic redemption date. This service is generally not available for Wilmington Trust's trust accounts or certain Service Organizations, because a similar service is provided through those organizations.


Additional Information Regarding Redemptions: To ensure proper authorization before redeeming shares of the Funds, the transfer agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

Clients of Wilmington Trust who have purchased shares through their trust accounts at Wilmington Trust and clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact Wilmington Trust or the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, RSMC requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. THESE PROCEDURES ARE FOR THE PROTECTION OF SHAREHOLDERS AND SHOULD BE FOLLOWED TO ENSURE PROMPT PAYMENT. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Funds will act as quickly as possible to minimize delay.


The value of shares redeemed may be more or less than the shareholder's cost, depending on the NAV at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.



A shareholder's right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Fund's securities or to determine the value of a Fund's net assets, or (d) ordered by a governmental body having jurisdiction over a Fund for the protection of the Fund's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In the case of such suspension, shareholders of the affected Fund may withdraw their requests for redemption or may receive payment based on the NAV of the Fund next determined after the suspension is lifted.



Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities (redemption "in-kind") chosen by the Fund and valued in the same way as they would be valued for purposes of computing the NAV of the applicable Fund. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the applicable Fund for any one shareholder during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

PRICING OF SHARES. Each of the Money Market Fund's securities is valued on the basis of the amortized cost valuation technique. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. The valuation of a Money Market Fund's securities based upon their amortized cost and the accompanying maintenance of each Fund's per share NAV of $1.00 is permitted in accordance with Rule 2a-7 under the 1940 Act. Certain conditions imposed by that Rule are set forth under "Investment Policies - Money Market Funds." In connection with the use of the amortized cost valuation technique, each Fund's Board of Trustees has established procedures delegating to the investment adviser the responsibility for maintaining a constant NAV per share. Such procedures include a daily review of the funds' holdings to determine whether a Fund's NAV, calculated based upon available market quotations, deviates from $1.00 per share. Should any deviation exceed 1/2 of 1% of $1.00, the Trustees will promptly consider whether any corrective action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such corrective action may include selling of portfolio securities prior to maturity to realize capital gains or losses, shortening average portfolio maturity, withholding dividends, redeeming shares in kind and establishing a NAV per share based upon available market quotations.



Should a Money Market Fund incur or anticipate any unusual expense or loss or depreciation that would adversely affect its NAV per share or income for a particular period, the Trustees would at that time consider whether to adhere to the current dividend policy or to revise it in light of the then prevailing circumstances. For example, if a Fund's NAV per share were reduced, or were anticipated to be reduced, below $1.00, the Trustees could suspend or reduce further dividend payments until the NAV returned to $1.00 per share. Thus, such expenses or losses or depreciation could result in investors receiving no dividends or reduced dividends for the period during which they held their shares or in their receiving upon redemption a price per share lower than that which they paid.



The NAV per share is determined as of 12:00 noon Eastern time for the Tax-Exempt Money Market Fund, and as of 2:00 p.m. and 5:00 p.m. Eastern time for the Prime Money Market Fund and U.S. Government Money Market Fund, on each business day (i.e., a day that the New York Stock Exchange (the "Exchange") and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund.



For the Bond Funds and the Equity Funds, the NAV per share of each Fund is determined by dividing the value of the Fund's net assets by the total number of Fund shares outstanding. This determination is made by PFPC, as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern Time) each day the Funds are open for business. The Funds are open for business on days when the Exchange and PFPC are open for business.


In valuing a Fund's assets, a security listed on an exchange (and not subject to restrictions against sale by the Fund on an exchange) will be valued at its last sale price on the exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

                                    DIVIDENDS

Dividends from the Money Market Funds are declared on each business day after 4:00 p.m. Eastern time and paid to shareholders ordinarily on the first business day of the following month. The dividend for a business day immediately preceding a weekend or holiday normally includes an amount equal to the net income for the subsequent non-business days on which dividends are not declared. However, no such dividend includes any amount of net income earned in a subsequent semiannual accounting period. A portion of the dividends paid by the U.S. Government Money Market Fund may be exempt from state taxes.

Dividends from the Bond Funds' net investment income are declared on each business day and paid to shareholders ordinarily on the first business day of the following month. The dividend for a business day immediately preceding a weekend or holiday normally includes an amount equal to the net income expected for the subsequent non-business days on which dividends are not declared. However, no such dividend included any amount of net income earned in a subsequent semiannual period. Net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Fund, if any, after deducting any available capital loss carryovers, are declared and paid annually.

Dividends, if any, from the Equity Funds' net investment income are declared and paid quarterly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.


A dividend or distribution paid by a Fund which does not declare dividends daily has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.


                              TAXATION OF THE FUNDS


GENERAL. This tax discussion is a general and abbreviated summary of the applicable tax implications of an investment in a Fund. The tax discussion is included for general informational purposes only and may not be relied upon as tax advice. The summary is based on the current federal tax laws (the Code, regulations and cases), which laws and the interpretation thereof is subject to change by legislative, administrative or judicial action at any time. The summary does not address or analyze any potential state, local or foreign tax consequences of an investment in a Fund, which laws may materially differ from the federal rules as set forth herein. A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or individual retirement accounts ("IRAs")), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.



No Fund has requested or will request an advance ruling from the Internal Revenue Service as to the federal income tax matters described below. The Internal Revenue Service could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. EACH SHAREHOLDER AND PROSPECTIVE SHAREHOLDER ARE URGED AND ADVISED TO CONSULT HIS/HER OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF AN INVESTMENT IN A FUND, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.



QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund has qualified, elected and intends to continue to qualify to be classified under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") as a regulated investment company ("RIC"). To qualify or continue to qualify for treatment as a RIC under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain determined without regard to the deduction for dividends paid and net gains from certain foreign currency transactions) and at least 90% of its net income from tax-exempt obligations as well as meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts and net income derived from interests in qualified publicly traded partnerships) derived with respect to its business of investing in securities, stocks or foreign currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash, cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of (i) any one issuer, (ii) any two or more issuers that a Fund controls and which are determined to be engaged in the same trade or business or similar or related trades or businesses or (iii) one or more "qualified publicly traded partnerships." In general, for purposes of the 90% gross income requirement described in paragraph (1) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by a RIC. However, for taxable years of a RIC beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (2) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.



TAXATION OF A FUND AND DISTRIBUTIONS. If a Fund failed to qualify for treatment as a RIC in any taxable year, it would be subject to tax on its taxable income at corporate income tax rates with no deduction for dividends paid to shareholders and all distributions from earnings and profits, including any distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as a dividend. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying again for RIC treatment.



As a RIC, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (that is, any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. In general, each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. Each Fund will be subject to a nondeductible 4% excise tax (the "Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all (at least 98%) of its ordinary income for that year and capital gain income for the one-year period ending on October 31st of that year, plus certain other amounts (generally, all ordinary income and capital gains for previous years that were not distributed during such years). No assurances can be given that a Fund will not be subject to the excise tax.



Each Fund will be taxed on the amount of its undistributed net capital gain over the amount of its deduction for dividends paid, determined with reference to capital gain dividends only. Each Fund is permitted to elect to include all or a portion of such undistributed net capital gain in the income of its shareholders on the last day of its taxable year. In such case the shareholder is given credit for the tax that the RIC paid and is entitled to increase its basis in its Fund shares by the difference between (i) the amount of capital gains that the Fund elected to include in the shareholder's income and (ii) the tax deemed paid by the shareholder. A capital gain dividend is treated by the shareholders as a long-term capital gain regardless of how long the shareholder has owned shares in a Fund. Under present law, an individual's long-term capital gains are taxed at a stated maximum rate of 15%.


If a Fund invests in any instruments that generate taxable income, under the circumstances described in the prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. If such distribution to its shareholders is in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain. If a Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders and treated as a capital gain. For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level)
(1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. This amount will be reflected on Form 1099-DIV issued to each shareholder for the current calendar year.


If a Fund has dividend income that qualifies for the dividends-received deduction for corporations, it will be subject to the limitations applicable under the Code. The qualifying portion is limited to properly designated distributions attributed to dividend income (if any) the Fund received from certain stock in U.S. domestic corporations and the deduction is subject to holding period requirements and debt-financing limitations under the Code.


Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31st of that year even if they are paid by the Fund during the following January whether in cash or additional shares of a Fund. Accordingly, such distributions will be taxed to the shareholders in the year in which that December 31st falls.



Shareholders should be aware that if Fund shares are purchased shortly before the record date for any dividend (other than an exempt-interest dividend) or capital gain distribution, the shareholder will pay full price for the shares and will receive some portion of the price back as a taxable distribution.



SALES, EXCHANGES OR REDEMPTIONS. Upon a sale of shares in the Fund, a shareholder will realize taxable gain or loss depending upon his or her basis in the shares. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, the gain or loss will be treated as long term capital gain if the shares have been held for more than twelve months. Any loss realized by a shareholder on the redemption of shares within six months from the date of their purchase will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions (or undistributed capital gain) to that shareholder with respect to those shares and are disallowed to the extent any distribution of exempt-interest dividends received with respect to such shares. Any loss realized on a sale of shares will be disallowed to the extent the shares purchased within a period of 61 days beginning 30 days before and ending 30 days after shares are bought or sold. In such case, the basis of the shares will be adjusted to reflect the disallowed loss. Capital losses are generally deductible only against capital gains except individuals may deduct up to $3,000 of a capital loss against ordinary income.



MONEY MARKET FUNDS. With respect to Funds primarily investing in short-term securities and U.S. government obligation, distributions from a Fund's investment company taxable income, if any, are taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits. Because each of the Funds' net investment income is derived from interest rather than dividends, no portion of the distributions thereof is eligible (i) for the dividends-received deduction allowed to corporate shareholders or (ii) to be qualified dividend income taxed at capital gain rates.

BOND FUNDS. Each Fund that invests primarily in bonds or securities, where it is permitted, may acquire zero coupon securities issued with original issue discount. As a holder of those securities, a Fund must take into account the original issue discount ("OID") that accrues on the securities or bonds during the taxable year, even if it receives no corresponding payment on them during the year. Because each Fund must distribute annually substantially all of its investment company taxable income and net tax-exempt income, including any OID, to satisfy the distribution requirements for RICs under the Code and (except with respect to tax-exempt income) avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain potentially requiring additional distributions. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.



In those Funds where it is permissible, bonds or securities may be purchased with "market discount." For these purposes, market discount is the amount by which a bond's or a security's purchase price is exceeded by its stated redemption price at maturity or, in the case of a bond that was issued with OID, the sum of its issue price plus accrued OID, except that market discount on any bond or security is disregarded if the total market discount for such bond or security is less than the product of (1) 1/4 of 1% of the stated redemption price at maturity multiplied by (2) the number of complete years to maturity after the bond is acquired is disregarded. Market discount generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Gain on the disposition of such a bond or security (other than a bond or security with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's or security's accrued market discount at the time of disposition. In lieu of treating the disposition gain as above, a Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.



In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.



Each Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.



Interest and dividends received by a Fund primarily investing in bonds or securities, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on their securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign shareholders.



TAX-EXEMPT MONEY MARKET FUND AND MUNICIPAL BOND FUNDS. Each Fund that invests primarily in tax-exempt or municipal bonds or securities, will be able to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is excludable from gross income under Section 103(a) of the Code; such Funds intend to satisfy, and to continue to satisfy, this requirement. Distributions that a Fund properly designates as exempt-interest dividends are treated by its shareholders as interest excludable from their gross income for federal income tax purposes but may be tax preference items for purposes of the Alternative Minimum Tax ("AMT"). If the aggregate exempt interest dividends exceed a Fund's net tax-exempt income, then only a portion of the excess dividend will be excludable from the shareholders' gross income. The shareholders' treatment of dividends from a Fund under state and local income tax laws may differ from the treatment thereof under the Code. In order to qualify to pay exempt-interest dividends, each Fund may be limited in its ability to engage in taxable transactions such as repurchase agreements, options and futures strategies and portfolio securities lending.



Tax-exempt interest attributable to certain "private activity bonds" ("PABs") (including, in the case of a RIC receiving interest on those bonds, a proportionate part of the exempt-interest dividends paid by such RIC) is a tax preference item for AMT purposes. Furthermore, even interest on tax-exempt securities held by a Fund that are not PABs, which interest otherwise would not be a tax preference item, nevertheless may be indirectly subject to the AMT in the hands of corporate shareholders when distributed to them by the Fund. Generally, PABs are issued by or on behalf of public authorities to finance various privately operated facilities. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or PABs should consult their tax advisors before purchasing a Fund's shares. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds.


Individuals who receive Social Security and railroad retirement benefits may be required to include up to 85% of such benefits in taxable income if their modified adjusted gross income (including income from tax-exempt sources) plus 50% of their benefits exceeds a certain base amount. Exempt-interest dividends from each Fund still are tax-exempt to the extent described in the prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.






Each Fund will inform shareholders within 60 days after their fiscal year-end of the percentage of its income distributions designated as exempt-interest dividends. The percentage is applied uniformly to all distributions made during the year, so the percentage designated as tax-exempt for any particular distribution may be substantially different from the percentage of a Fund's income that was tax-exempt during the period covered by the distribution. Although exempt from Federal income tax, the exempt-interest dividends may be subject to state income taxes.






EQUITY FUNDS: It is anticipated that all or a portion of the dividends from the net investment income of each Fund primarily investing in equities will qualify for the dividends-received deduction allowed to corporations. Corporate shareholders of these Funds are generally entitled to take the dividends received deduction with respect to all or a portion of the ordinary income dividends paid (other than capital gain dividends), to the extent of the Fund's aggregate dividends received. The aggregate dividends received includes only dividends received from domestic corporations other than certain exempt organizations and REITs. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the AMT. Moreover, the dividends-received deduction will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed and will be eliminated if those shares are deemed to have been held for less than 46 days. Distributions of net short-term capital gain and net capital gain are not eligible for the dividends-received deduction. Under current law, individual shareholders who receive qualified dividend income will be taxed on such qualified dividend income at a stated maximum rate of 15% in lieu of a stated maximum rate of 35% for ordinary income. Qualified dividend income generally means dividend income received from (i) a domestic corporation or (ii) from qualified foreign corporations.


Each Equity Fund will inform shareholders within 60 days after their fiscal year-end of the percentage of its dividends designated as (i) qualifying for the dividends received deduction or (ii) qualified dividend income (taxable, under present law, at a stated maximum rate of 15% in lieu of a stated maximum rate of 35% for ordinary income).





FOREIGN SECURITIES. Dividends and interest received, and gains realized, by an Equity Fund may be subject to income, withholding or other taxes imposed by foreign countries or U.S. possessions (collectively, "foreign taxes") that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign shareholders.



If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction that is available with respect to foreign taxes paid by the Fund. If the election is made, the Fund will treat those taxes as dividends paid to its shareholders and each shareholder (1) will be required to include in gross income, and treat as paid by the shareholder, a proportionate share of those taxes, (2) will be required to treat that share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources and (3) may either deduct the taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. Any Fund making the election will report to its shareholders within 60 days after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions, as well as the amount of foreign taxes that are not allocable as a credit, if it makes this election. If the Fund makes this election, individual shareholders who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without having to file Form 1116 that otherwise is required.



To the extent such investments are permissible by a Fund, a Fund may invest in the stock of passive foreign investment companies ("PFICs"). A PFIC is a foreign corporation - other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Fund is a U.S. shareholder - that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires stock in a PFIC and holds the stock beyond the end of the year of acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. In general, an excess distribution is the excess (if any) of (i) the amount of distributions received by a PFIC stockholder during the taxable year; over (ii) 125% of the average amount received during the preceding three taxable years (or, if shorter, the holding period). The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.



If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro-rata share of the QEF's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund by the QEF; those amounts most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.



Alternatively, a Fund may elect to mark-to-market its marketable stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over such Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by such Fund for prior taxable years. A Fund's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Under the PFIC rules, any mark-to-market gains or losses are treated as ordinary income.



To the extent that any Fund may maintain portfolio securities in the custody of foreign subsidiaries of U.S. banks, and foreign banks or clearing agencies in the future, those sub-custodian arrangements are subject to regulations under the 1940 Act that govern custodial arrangements with entities incorporated or organized in countries outside of the United States. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the counter markets. Investing in foreign securities involves certain special risks and considerations that are not typically associated with investing in U.S. companies, including, but not limited to, (i) generally less liquid and less efficient securities markets, (ii) generally greater price volatility, (iii) exchange rate fluctuations and exchange controls, (iv) the imposition of restrictions on the expatriation of funds or other assets, (v) less publicly available information about issuers, (vi) the imposition of taxes
(vii) higher transaction and custody costs, (viii) settlement delays and risk of loss, (ix) difficulties in enforcing contracts, (x) less liquidity and smaller market capitalizations, (xi) lesser regulation of securities markets, (xii) different accounting and disclosure standards, (xiii) governmental interference,
(xiv) higher inflation, (xv) social, economic and political uncertainties, (xvi) the risk of expropriation of assets, (xvii) and the risk of war.

HEDGING TRANSACTIONS. To the extent such investments are permissible for a Fund, use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and foreign currency contracts derived by a Fund with respect to its business of investing in securities qualify as permissible income under the source of income requirement. Any Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, swap agreements, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to such Fund, defer losses to such Fund, cause adjustments in the holding periods of such Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.



Any covered call writing activities permissible are likely to trigger the federal income tax straddle rules, which require that losses be deferred and holding periods be terminated on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options that are not "deep in the money" may give rise to qualified covered calls, which are generally excepted from the straddle rules; however, the holding period on stocks underlying qualified covered calls that are in the money will nonetheless be suspended while such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term, and distributions that would otherwise constitute long-term capital gains to be treated as short-term, and distributions that would otherwise constitute "qualified dividend income" to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income.



To the extent such investments are permissible, certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.


SECTION 1256 CONTRACTS. Futures and foreign currency forward contracts and certain options that are subject to Section 1256 of the Code (other than such contracts that are part of a "mixed straddle" with respect to which a Fund has made an election not to have the following rules apply) ("Section 1256 Contracts") and that are held by a Fund at the end of its taxable year generally will be "marked-to-market" (that is, deemed to have been sold for their market value) for federal income tax purposes. The net gain or loss, if any, resulting from such deemed sales, together with any gain or loss resulting from actual sales of Section 1256 contracts, must be taken into account by the Fund in computing its taxable income for such year. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss (which when distributed to shareholders is taxed as ordinary income). Gains and losses from certain foreign currency transactions will be treated as ordinary income and ordinary losses. See Code Section 988 discussion below. In case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss.

CODE SECTION 988. Section 988 of the Code may apply to forward currency contracts and options on foreign currencies. Under Section 988 of the Code, gains and losses of a Fund on the acquisition and disposition of foreign currency (e.g. the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, foreign currency gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.


SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's hands. Except in certain situations, special rules would generally treat the gains on short sales as short-term capital gains and would terminate the running of the holding period of "substantially identical property" held by the Fund. Moreover, a loss on a short sale will be treated as a long-term loss if, on the date of the short sale, "substantially identical property" held by the Fund has a long-term holding period.

WASH SALES. A Fund may in certain circumstances be negatively impacted by certain special rules of the Code and Regulations relating to "wash sales." In general, the "wash sale" rules prevent the recognition of loss by a taxpayer from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period. Thus, the wash sale rules could prevent the current recognition for tax purposes of a loss realized by a Fund from the sale of a security if within 30 days before or 30 days after the sale, that Fund were to acquire substantially identical securities or enter into a contract or option to acquire such securities.

STRADDLES. Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which a Fund may invest.
Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options, futures and forward contracts are personal property. Under Section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.
Section 1092 also provides certain "wash sale" rules (see above), which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" (see above) rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only temporary regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions may not be entirely clear in all instances.

CONSTRUCTIVE SALE. If a Fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

BACKUP WITHHOLDING. A Fund may be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

The Fund will provide an information return to shareholders describing the federal tax status of the dividends paid by the Fund during the preceding year within 60 days after the end of each year as required by present tax law. Individual shareholders will receive Form 1099-DIV and Form 1099-B as required by present tax law during January of each year. If the Fund makes a distribution after the close of its fiscal year which is attributable to income or gains earned in such earlier fiscal year, then the Fund shall send a notice to its shareholders describing the amount and character of such distribution within 60 days after the close of the year in which the distribution is made. Shareholders should consult their tax advisers concerning the state or local taxation of such dividends, and the federal, state and local taxation of capital gains distributions.


STATE AND LOCAL TAXES. Shortly after the end of each year, a Fund will calculate the federal income tax status of all distributions made during the year. In addition to the federal income tax consequences described above, shareholders should consider and discuss with their own tax advisors the potential state and local tax consequences of an investment in a Fund. State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A shareholder's share of the taxable income or loss of a Fund generally must be included in determining his/her reportable income for state and local tax purposes in the jurisdiction in which he/she resides.





                              FINANCIAL STATEMENTS


Audited financial statements and financial highlights of the Prime Money Market, U.S. Government Money Market, Tax-Exempt Money Market, Short/Intermediate-Term Bond, Broad Market Bond, Municipal Bond, Large-Cap Core, Large-Cap Growth, Large-Cap Value, Mid-Cap Core, Small-Cap Core, Small-Cap Growth and Small -Cap Value Funds for the fiscal year ended June 30, 2006, are set forth in the Annual Reports to shareholders, including the notes thereto and the reports of Ernst & Young LLP thereon. The Annual Reports are incorporated herein by reference.

                                   APPENDIX A

            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the Prospectus, the investment adviser or the sub-advisers of each Fund may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.

In addition to the products, strategies and risks described below and in the Prospectus, the investment adviser expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as new techniques develop, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. These opportunities may be utilized to the extent they are consistent with each Fund's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Funds will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.


COVER REQUIREMENTS. No Fund will use leverage in their options, futures and forward currency. Accordingly, each Fund will comply with guidelines established by the SEC with respect to coverage of these strategies by either (1) setting aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount; or (2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of a Fund's assets could impede portfolio management, or a Fund's ability to meet redemption requests or other current obligations.


OPTIONS STRATEGIES. A Fund may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange, on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction.

Each Fund may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to a Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and a Fund either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

Each Fund may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables a Fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to a Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit a Fund realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

Each Fund may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, a Fund may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the investment adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which a Fund purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

Each Fund may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by a Fund declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by a Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, a Fund will be obligated to sell the security at less than its market value.

Each Fund may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, a Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case a Fund would expect to suffer a loss.

Each Fund may purchase put and call options and write covered put and call options on indices in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which a Fund invests. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of indices on which options are purchased or written.

Each Fund may purchase and write covered straddles on securities or indices. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. A Fund would enter into a long straddle when the investment adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. A Fund would enter into a short straddle when the investment adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, a Fund will earmark or segregate cash and/or liquid, unencumbered securities in an account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Each Fund may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indices ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives a Fund the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if a Fund holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, a Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if a Fund holds a put warrant and the value of the underlying index falls, a Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. A Fund holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; a Fund holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If a Fund does not exercise an index warrant prior to its expiration, then a Fund loses the amount of the purchase price that it paid for the warrant.

Each Fund will normally use index warrants as it may use index options. The risks of a Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund's ability to exercise the warrants at any time or in any quantity.

OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, each Fund has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

1. Each Fund will write only covered options, and each such option will remain covered so long as a Fund is obligated thereby; and

2. No Fund will write options (whether on securities or securities indices) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, a Fund may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Fund may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If a Fund is unable to effect a closing purchase transaction with respect to options it has acquired, a Fund will have to allow the options to expire without recovering all or a portion of the option premiums paid. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, a Fund will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and a Fund may experience material losses due to losses on the option transaction itself and in the covering securities.

In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

1. The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For this reason, the successful use of options depends upon the investment adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

2. Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a Fund will realize a loss in the amount of the premium paid and any transaction costs.

3. A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although a Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits; (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

4. With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If a Fund writes a call option on an index, a Fund will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If a Fund holds an index option and exercises it before the closing index value for that day is available, a Fund runs the risk that the level of the underlying index may subsequently change.

5. A Fund's activities in the options markets may result in a higher Fund turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

FUTURES AND RELATED OPTIONS STRATEGIES. Each Fund may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.

Each Fund may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of a Fund's securities holdings. To the extent that a portion of a Fund's holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Fund correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of a Fund's holdings. A Fund may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities, which may then be purchased, in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Fund intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

As in the case of a purchase of an index futures contract, a Fund may purchase a call option on an index futures contract to hedge against a market advance in securities that a Fund plans to acquire at a future date. A Fund may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by a Fund. This is analogous to writing covered call options on securities. A Fund also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by a Fund.

FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, each Fund has adopted the following investment guidelines to govern its use of such strategies. The Board of Trustees may modify these guidelines without shareholder vote.

1. Each Fund will engage only in covered futures transactions, and each such transaction will remain covered so long as a Fund is obligated thereby.

2. No Fund will write' options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indices), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, or earmark an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to market." For example, when a Fund purchases a contract and the value of the contract rises, a Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, a Fund is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of a Fund's obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements, a Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

In considering a Fund's use of futures contracts and related options, particular note should be taken of the following:

1. Successful use by a Fund of futures contracts and related options will depend upon the investment adviser's ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if a Fund has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to a Fund. If the price of the futures contract moves more than the price of the underlying securities, a Fund will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

2. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

3. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.

4. Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

5. Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

6. As is the case with options, a Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, a Fund also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.


HEDGING STRATEGIES. The Funds' investment adviser may use forward currency contracts, options and futures contracts and related options to attempt to hedge securities held by a Fund. There can be no assurance that such efforts will succeed. Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investment.



A Fund may enter into forward currency contracts either with respect to specific transactions or with respect to the Fund's positions. When the investment adviser believes that a particular currency may decline compared to the U.S. dollar, a Fund may enter into a forward contract to sell the currency that the sub-adviser expects to decline in an amount approximating the value of some or all of a Fund's securities denominated in that currency. Such contracts may only involve the sale of a foreign currency against the U.S. dollar. In addition, when a Fund anticipates purchasing or selling a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made.



A Fund also may sell (write) and purchase put and call options and futures contracts and related options on foreign currencies to hedge against movements in exchange rates relative to the U.S. dollar. In addition, A Fund may write and purchase put and call options on securities and stock indices to hedge against the risk of fluctuations in the prices of securities held by a Fund or which the investment adviser intends to include in the portfolio. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. A Fund also may sell and purchase stock index futures contracts and related options to protect against a general stock market decline that could adversely affect a Fund's securities or to hedge against a general stock market or market sector advance to lessen the cost of future securities acquisitions. A Fund may use interest rate futures contracts and related options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.



A Fund will not enter into an options, futures or forward currency contract transaction that exposes the Fund to an obligation to another party unless a Fund either (i) owns an offsetting ("covered") position in securities, currencies, options, futures or forward currency contracts or (ii) has cash, receivables and liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above.


SPECIAL RISKS RELATED TO FOREIGN CURRENCY OPTIONS AND FUTURES CONTRACTS

Options and futures contracts on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option or futures contract depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the Funds position in a foreign currency option or currency contract may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options or futures transactions, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options or futures markets until they reopen.


As with other options and futures positions, a Fund's ability to establish and close out such positions in foreign currencies is subject to the maintenance of a liquid secondary market. Trading of some such positions is relatively new. Although the a Fund will not purchase or write such positions unless and until, in the investment adviser's opinion, the market for them has developed sufficiently to ensure that the risks in connection with such positions are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option or futures contract at any specific time. Moreover, no Fund will enter into OTC options that are illiquid if, as a result, more than 15% of its net assets would be invested in illiquid securities.



Settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, a Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and it may be required to pay any fees, taxes and charges associated with such delivery that are assessed in the issuing country.



SWAP AGREEMENTS. A Fund may enter into swaps relating to indices, currencies, interest rates, and equity interests. A swap transaction is an agreement between the a Fund and a counter party to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock.



A Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Swaps have special risks including possible default by the counter party to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.



SPECIAL RISKS RELATED TO SWAP AGREEMENTS. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Fund is contractually obligated to make or receive. If the counter party to a swap defaults, a Fund's risk of loss consists of the net amount of payments that a Fund is contractually entitled to receive. A Fund will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

Whether the use of swap agreements will be successful in furthering a Fund's investment objective will depend on the investment adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter party. A Fund will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, a Fund will enter into swap agreements only with counter parties that would be eligible for consideration as repurchase agreement counter parties under a Fund's repurchase agreement guidelines. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

                                   APPENDIX B

                        DESCRIPTION OF SECURITIES RATINGS

Moody's Investors Service, Inc. ("Moody's"), Standard &Poor's(R) ("S&P") and Fitch Ratings, Inc. ("Fitch") are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's, S&P(R) and Fitch are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The investment adviser and sub-advisers attempt to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. In that event, the investment adviser or sub-advisers will consider whether it is in the best interest of a Fund to continue to hold the securities.

Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

An S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor.

Fitch credit ratings are an opinion on the relative ability of an entity's financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit-ratings cover the global spectrum of corporate, sovereign (including supra-national and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

                            SHORT-TERM CREDIT RATINGS

Moody's

Moody's employs the following:

"P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

"P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

"P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

"NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

An S&P short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for short-term issues:

"A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

"A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

"A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B" - Obligations are regarded as having significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B-1" - Obligations are regarded as having speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative - grade obligors.

"B-2" - Obligations are regarded as having significant speculative characteristics, and the obligor has an average speculative - grade capacity to meet its financial commitments over the short-term compared to other speculative
- grade obligors.

"B-3" - Obligations are regarded as having significant speculative characteristics, and the obligor has a relatively weak capacity to meet its financial commitments over the short-term compared to other speculative - grade obligations.

"C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

"D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Fitch

Fitch short-term ratings scale applies to foreign currency and local currency. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

"F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

"F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

"F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

"B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

"C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

"RD" - Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

"D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

"NR" - This designation indicates that Fitch does not publicly rate the issuer or issue in question.

"Withdrawn" - A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch deems sufficient.

                            LONG-TERM CREDIT RATINGS

Moody's

The following summarizes the ratings used by Moody's for long-term debt:

"Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

"Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

"A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

"Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

"Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

"B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

"Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

"Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

"C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

The following summarizes the ratings used by S&P for long-term issues:

"AAA" - An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" - An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

"C" - A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" rating also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

"D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

"N.R." - This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch

The following summarizes long-term ratings used by Fitch:

"AAA" - Securities considered to be investment grade and of the highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

"AA" - Securities considered to be of very high credit quality. "AA" ratings denote expectations of low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

"A" - Securities considered to be investment grade and of high credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

"BBB" - Securities considered to be investment grade and of good credit quality. "BBB" ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

"BB" - Securities considered to be speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

"B" - Securities considered to be highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

"CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

"DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

"NR" indicates that Fitch does not publicly rate the issuer or issue in question.

                NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

Moody's

Watchlist: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade ("UPG"), on review for possible downgrade ("DNG"), or more rarely with direction uncertain ("UNC"). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

Rating Outlooks: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive ("POS"), Negative ("NEG"), Stable ("STA") and Developing ("DEV" -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A "RUR" (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, "NOO" (No Outlook) may be displayed.

S&P

Creditwatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by S&P's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

Rating Outlook: An S&P rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

          -    "Positive" means that a rating may be raised.

          -    "Negative" means that a rating may be lowered.

          -    "Stable" means that a rating is not likely to change.

          -    "Developing" means a rating may be raised or lowered.

Fitch

Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one-to two-year period. Outlooks may be "positive", "stable" or "negative". A positive" or "negative" Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to "positive" or "negative" if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as "evolving".

                             MUNICIPAL NOTE RATINGS

Moody's

Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

"MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

"MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

"MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

"SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

VMIG rating expirations are a function of each issue's specific structural or credit features.

"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

An S&P U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. Notes maturing beyond three years will most likely receive a long-term debt rating. The following summarizes the ratings used by S&P for municipal notes:

"SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

"SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

"SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Fitch

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

                                   APPENDIX C

                      RODNEY SQUARE MANAGEMENT CORPORATION

                PROXY POLICIES, PROCEDURES, AND VOTING GUIDELINES

                         SPECIFIC TO THE WT MUTUAL FUND

I.   INTRODUCTION

Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") provides that it will be a fraudulent, deceptive or manipulative act, practice, or course of business within the meaning of Section 206(4) of the Advisers Act for an investment adviser to exercise voting authority with respect to client securities unless the investment adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of clients. In addition, Rule 204-2 under the Advisers Act sets forth record-keeping requirements.

These procedures apply to registered investment advisers who have implicit or explicit voting authority over client securities. For Rodney Square Management Corporation ("RSMC"), these Policies, Procedures, and Voting Guidelines are intended to form the basis for voting, recording and providing required disclosures to the WT Mutual Fund (the "Trust"), RSMC's only advisory client.

The Trust has adopted related policies and procedures to comply with similar regulatory requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act").

II.  PROXY VOTING DELEGATION

A.   From the Trust to RSMC and affiliated Investment Advisers:

          1. The Trust has numerous investment portfolios ("Funds"), most of which are advised by RSMC, and others that are managed by Investment Advisers that are affiliated with RSMC. In addition, portions of some Funds are managed by Sub-Advisers.

          2. The voting of proxies for securities held by the Trust has been delegated by the Trust's Board of Trustees (the "Trustees") to RSMC and its affiliated Investment Advisers.

B.   From RSMC to Wilmington Trust Company:

          1. Pursuant to a Services Agreement between RSMC and its affiliate, Wilmington Trust Company ("Wilmington Trust"), certain dual employees of RSMC and Wilmington Trust may be authorized to coordinate the casting of proxy votes on behalf of RSMC's clients, provided that the procedures and guidelines herein are followed by such individuals.

C.   From RSMC to Sub-Advisers for the Multi-Manager International Fund:

          1. An Investment Adviser may further delegate proxy voting responsibilities to one or more Sub-Advisers to a Fund if it is deemed that the Sub-Adviser(s) has the best level of expertise in a particular type of securities, or for other compelling reasons.

          2. Currently, RSMC has elected to delegate voting on behalf of the Multi-Manager International Fund to the Sub-Advisers currently managing portions of that Fund.

III. PROXY VOTING POLICIES AND PROCEDURES

A.   General Policy Statement:

          1. Based on the premise that an issuer's board of directors can properly assess the best course for a company and will act in the best interests of the shareholders in pursuing maximum long-term value, proxies will generally be voted as recommended by the issuer's board of directors, except in cases where stockholder rights are substantially impaired, or as otherwise stated below.

          2. As new issues arise and trends develop, voting practices will be modified accordingly.

          3. Proxy voting for securities held by RSMC-advised Funds is conducted in accordance with Proxy Voting Guidelines set forth herein that Wilmington Trust has independently developed over time.

          4. An independent proxy service, Institutional Shareholder Services ("ISS"), provides the mechanism through which the proxies for securities held by RSMC-advised Funds are voted, but the voting of those proxies is directed by Wilmington Trust's proxy analyst and is entirely based on Wilmington Trust's Proxy Voting Guidelines.

          5. The proxy analyst conducts appropriate research based upon data gathered from the issuer's proxy documents, ISS research material, financial publications, and other sources.

B.   Additions to and Deviations from Proxy Voting Guidelines:

          1. When a significant issue arises that is not addressed by Proxy Voting Guidelines currently in effect, the proxy analyst brings it to the attention of Wilmington Trust's Securities Review Committee (the "Review Committee"). The Review Committee determines how the proxy should be voted and such determinations may result in the adoption of a new voting guideline.

          2. If the proxy analyst perceives the presence of special circumstances that would warrant making an exception to a guideline, the proxy analyst must refer the matter to the Review Committee for final determination. The exception may then become the rule should the Review Committee decide that an existing guideline should be reversed in light of changing times and circumstances.

C.   Conflicts of Interest:

          1. A potential conflict of interest may exist when RSMC or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of a Fund and that could compromise RSMC's independence of judgment and action in voting the proxy in the best interests of a Fund's shareholders.

          2. In general, RSMC believes that consistently voting in accordance with the Proxy Voting Guidelines will address most anticipated conflicts of interest, as this process ensures that where there is a conflict of interest the proxy will be voted no differently than it would be voted in the absence of such conflict.

          3. Should RSMC deviate from the Proxy Voting Guidelines on a particular vote, then each matter being voted upon will be carefully assessed by the proxy analyst and the Review Committee to determine if a conflict of interest is present.

          4. In the event of a material conflict of interest, the Committee shall determine an appropriate resolution, which may include consultation with the Trust's management or Trustees, analyses by independent third parties, or other means necessary to ensure and demonstrate that a proxy was voted in the best interests of the Fund's shareholders and was not affected by RSMC's or another party's conflict.

D.   Written Analysis:

          1. Written analysis and related documentation must be retained to support (i) any conclusion as to how to cast votes with respect to changes to or deviation from current Proxy Voting Guidelines and/or (ii) the resolution of conflict of interest on a particular vote.

          2. This material should be preserved by RSMC, provided to the Trust, and maintained in the proxy voting files. However, public disclosure of such analysis is not required.

IV.  PROXY VOTING GUIDELINES UPDATED AS OF JULY 1, 2005

A.   RSMC will generally vote WITH AN ISSUER'S MANAGEMENT by voting:

          1.   For election of directors;

          2.   For appointment of auditors;

          3.   For uncontested mergers;

          4.   For proposals to establish a staggered board;

          5. For proposals to require that directors can be removed only for cause;

          6.   For proposals to increase authorized shares;

          7. For proposals to require supermajority vote for takeover-related events - provided there is a "fair price" provision but we vote against management in the absence of such fair price provision;

          8. For proposals to limit director liability and indemnify directors, if the proposal provides that directors would remain liable and would not be indemnified should it be determined that there was willful misconduct on their part. We do not vote in favor of indemnification if there is pending litigation against directors;

          9. For executive stock option plans, employee stock-purchase plans, and compensation-related proposals in general, except we vote against proposals to re-price options;

          10. For proposals from heretofore tax-exempt funds to remove limits on investments in securities that are not exempt from the federal alternative minimum tax;

          11. For proposals to reincorporate in tax havens like Bermuda and the Cayman Islands;

          12. As management recommends on proposals to eliminate or establish preemptive rights;

          13. As management recommends on proposals to eliminate or establish cumulative voting;

          14. Against shareholder proposals that the company not provide pension benefits to non-employee directors;

          15. Against shareholder proposals to require a shareholder vote on large issuances of voting shares to a single person or group;

          16.  Against shareholder proposals to require confidential voting;

          17. Against shareholder proposals to change the company's requirements regarding independent directors, provided that the company is meeting the standards determined appropriate by NASDAQ and the New York Stock Exchange and approved by the Securities and Exchange Commission;

          18. Against shareholder proposals to subscribe to McBride Principles in Northern Ireland, or to cease doing business in countries with human rights violations.

          19.  Against shareholder proposals to limit "golden parachutes;"

          20. Against shareholder proposals to limit the money paid to the company's auditors for non-auditing services;

          21.  Against shareholder proposals to index options;

          22.  Against shareholder proposals to expense options; and

          23. With respect to mutual funds, for proposals to allow fund mergers to occur without shareholder vote being required, subject to the rules of the Investment Company Act of 1940.

B.   RSMC will generally vote AGAINST AN ISSUER'S MANAGEMENT by voting:

          1. For shareholder proposals requesting that management rescind takeover-related rights plans, except we don't oppose the rights plan if it has a permitted bid provision and the provision is reasonable;

          2. For shareholder proposals to amend the by-laws of Delaware corporations to provide that they will no longer be governed by
               Section 203 of the Delaware General Corporation Law;

          3. For shareholder proposals to exclude abstentions when tabulating votes;

          4. Against proposals to establish a new class of common stock with magnified voting power;

          5. Against proposals to eliminate shareholder action by written consent;

          6. Against proposals to require that shareholder meetings can only be called by the board of directors. However, we favor provisions whereby special shareholder meetings can be called by an individual or group with at least ten percent voting power, and oppose proposals that would move the threshold away from ten percent - either higher or lower;

          7. Against proposals to authorize the board to adopt, amend, or repeal the company's by-laws without shareholder vote;

          8. Against proposals to require more than a simple majority shareholder vote to remove directors for cause;

          9.   Against proposals to re-price options;

          10. With respect to British companies, against proposals to disenfranchise shareholders who own more than a certain percentage of the outstanding stock and do not respond quickly enough to the company's request to disclose the size of their holdings;

          11. With respect to French companies, against proposals to allow the board to issue stock in response to a takeover offer; and

          12.  With respect to mutual funds,

               a. against proposals to change a fund's investment objective, unless there is an extremely compelling reason,

               b. against proposals to eliminate the requirement that changes in a fund's investment objective be subject to shareholder vote,

               c. against proposals to change any of a fund's investment policies in a manner that would be counter to the fund's investment objective, and

               d. if it is apparent that one of the fund's investment policies could be changed in a manner that would be counter to the fund's investment objective, against a proposal to eliminate the shareholder vote required to change that particular investment policy.

V.   PROXY VOTING RECORD-KEEPING

A.   RSMC's Record-keeping Responsibilities under the Advisers Act:

          In compliance with the rule amendments that require advisers to maintain certain records relating to the proxy votes cast for clients, RSMC shall maintain the following records:

          1. Copies of all proxy voting policies, procedures, and voting guidelines;

          2. Copies of each proxy voting statement received regarding client securities;

          3.   Records of each vote cast;

          4. Copies of any documents created by RSMC that were material to making a decision on how to vote a proxy, or that memorialize the basis for such decision, including written consents from clients.

          5. Copies of all written client requests for proxy voting records and any written response from RSMC to any (written or oral) request for such information.

          6. RSMC shall keep its proxy voting books and records, including all of the above items, in an easily accessible place for six years (the first two years in an appropriate office of RSMC).

B.   RSMC's Record-keeping Responsibilities under the Investment Company Act:

          1. RSMC shall maintain separate records of each proxy vote it casts on behalf of each Fund during the 12-month period ended June 30th of each year in the following format:

                     NAME OF THE ISSUER OF THE FUND SECURITY

                   EXCHANGE TICKER SYMBOL OF THE FUND SECURITY
                            (IF REASONABLY AVAILABLE)

                       CUSIP NUMBER FOR THE FUND SECURITY
                            (IF REASONABLY AVAILABLE)

                            SHAREHOLDER MEETING DATE

                     BRIEF SUMMARY OF EACH MATTER VOTED UPON

                WHETHER THE MATTER WAS PROPOSED BY THE ISSUER OR
                              BY A SECURITY HOLDER

               WHETHER RSMC VOTED THE FUND'S SHARES ON THE MATTER

              HOW THE VOTE WAS CAST - "FOR," "AGAINST," "ABSTAIN,"
                  OR "WITHHELD" REGARDING ELECTION OF DIRECTORS

                      WHETHER RSMC VOTED THE FUND'S SHARES
                     WITH OR AGAINST THE ISSUER'S MANAGEMENT

          2. RSMC will also support and coordinate all reporting and disclosure requirements.

          3. ISS or another third-party administrator maybe engaged to perform some or all of the activities described herein.

VI.  DISCLOSURE REQUIREMENTS

A.   Disclosure of Proxy Voting Policies, Procedures, and Records:

          1. RSMC shall prepare a concise summary of this document for delivery to any client upon request.

          2. The summary should also indicate that a copy of the complete Proxy Policies, Procedures, and Voting Guidelines is available upon request by clients.

          3. RSMC shall also inform clients how to obtain information on how their securities were voted.

    Adopted as of July 1, 2005 and ratified and confirmed by the Trustees on September 1, 2005; structural conforming changes made January 2006 and June 2006

                                   APPENDIX D

                          CRAMER ROSENTHAL MCGLYNN, LLC

                    POLICIES AND PROCEDURES FOR PROXY VOTING

Cramer Rosenthal McGlynn, LLC ("CRM" or the "Firm") is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). CRM serves as the investment adviser or sub-adviser of various (i) investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), (ii) private investment funds exempt from registration under the 1940 Act, and (iii) outside private accounts over which the Firm has discretionary investment authority.

1.   PURPOSE

In most cases, CRM clients have delegated to the Firm the authority to vote proxies relating to equity securities on their behalf. In exercising its voting obligations, CRM is guided by general fiduciary principles. It must act prudently, solely in the interest of clients, and for the purpose of providing benefits to such clients. The CRM Compliance Committee (the "Compliance Committee") has determined that these Policies and Procedures For Proxy Voting (these "Policies") are reasonably designed to assure that CRM votes client proxies in the best interest of clients and to provide clients with information about how their proxies are voted. In addition, these Policies are designed to satisfy CRM's obligations under Rule 206(4)-6 under the Advisers Act.

2.   PROXY VOTING PROCESS

CRM's policy seeks to monitor corporate actions, analyze proxy solicitation materials, and vote client proxies for stocks which are held in client accounts in a timely and appropriate manner. CRM will consider the factors that could affect the value of a Fund's investment in its determination on a vote. CRM has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. CRM's proxy voting procedures address these considerations and establish a framework for its consideration of a vote that would be appropriate for a Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing many common or routine matters.

The Voting Process

          Review of Proxy Solicitation Materials/Independent Recommendations


CRM receives proxy materials through an independent third party, Institutional Shareholder Services ("ISS"). ISS provides analyses and voting recommendations based on empirical research measuring the impact of proxy issues on shareholder value. ISS's voting recommendations cover three categories: (i) voting recommendations for social and environmental shareholder proposals; (ii) voting recommendations for "Taft-Hartley" accounts that are in the best long-term economic interest of plan participants and beneficiaries conforming to AFL-CIO voting guidelines;(1) and (iii) voting recommendations intended to generally maximize shareholder value.



----------
(1) CRM receives an analysis intended to protect plan assets as required by the U.S. Department of Labor and the Employees Retirement Income Security Act of 1974 ("ERISA").

In determining how to vote on a proxy issue, CRM will consider ISS analysis and recommendations, as well as the portfolio manager's own knowledge of the company (including its management, operations, industry and the particular proxy issue) in rendering a decision, with the exception of separately-managed Taft-Hartley or accounts where the client specifically directs CRM to vote in a "socially responsible" manner; in these cases CRM would generally follow the particular ISS recommendations for that category.

ISS Standard Proxy Voting Guidelines Summary


The following is a summary of the ISS Standard Proxy Voting Guidelines (the "Guidelines), which form the substantive basis of CRM's Policy on Proxy Voting.(1) As described above, CRM may diverge from the Guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.


Auditors

Vote for proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent.

     -    Fees for non-audit services are excessive, or

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a case-by-case basis, examining: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

     - Vote against proposals to classify the board. Vote for proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote on a case-by-case basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be considered in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CRO pay.


----------
(1) The full ISS recommendations are outlined in the ISS Proxy Guidelines, which are available to CRM clients upon request.

Majority of Independent Directors/Establishment of Committees

Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make shareholder action by written consent.

Shareholder Ability to Call Special Meeting

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholder to act independently of management.

Supermajority Vote Requirements

Vote against proposals to require a supermajority shareholder vote.

Vote for proposals to lower supermajority vote requirements.

Cumulative Voting

Vote against proposals to eliminate cumulating voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

Confidential Voting

Vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspector of election, as long as the proposal includes a provision for proxy contents as follows: IN the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in lace. If the dissidents will not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the factors that include the long-term financial performance, management's track record, qualification of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote case-by-case. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

Mergers and Corporate Restructurings

Vote case-by-case on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a case-by-case basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. Vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

Preferred Stock

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights ("blank check" preferred stock). Vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Management Compensation

Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis, using a proprietary, quantitative model developed by ISS.

Employee, Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a case-by-case basis.

Shareholder Proposals regarding Executive and Director Pay

Generally, vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, and would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking to reprice options are evaluated on a case-by-case basis giving consideration to: historic trading patterns rationale for repricing, value-for-value exchange, options vesting, term of the options, exercise price, and participation.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a case-by-case basis.

Shareholder Proposals on Compensation

Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business and workplace diversity. In general, vote case-by-case. While a wide variety of factors are considered, the primary focus is on how the proposal will enhance the economic value of the company.

Securities on Loan

Securities over which CRM has voting authority in certain accounts are subject to being lent to other parties, including securities in private investment partnerships, registered mutual funds and certain other accounts. CRM has no role in the lending process; securities lending decisions are made by the custodian with the consent of and on behalf of the client. As a general matter, when a security is on "loan" as of the record date, CRM has no authority to vote, and shall not vote, a proxy for the security.

Clients Who Vote Their Own Proxies

CRM clients may retain the authority to vote their own proxies in their discretion.

3.   CONFLICTS AND POTENTIAL CONFLICTS OF INTEREST

CRM's proxy voting procedures establish a protocol for voting of proxies in cases in which it may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies. When a conflict or potential conflict has been identified, CRM will generally vote the proxy as recommended by ISS, subject to a review by the CRM Compliance Committee indicating the nature of the potential conflict of interest and how the determination of such vote was achieved.

4.   DISCLOSURE

CRM, in its written brochure required under Rule 204-3 (the "Form ADV") shall describe: (i) these Policies; (ii) how a client can obtain information from CRM on how it voted the client's proxies; and (iii) how a client can obtain a copy of these Policies and/or the ISS Proxy Voting Guidelines.

5.   OVERSIGHT

The Compliance Committee shall have oversight responsibility for these Policies. In particular, the Compliance Committee shall have responsibility for monitoring the actual or potential conflicts of interest that may arise in relation to voting proxies for client securities.

6.   RECORDKEEPING

CRM shall retain the following books and records in, as appropriate, electronic or hard copy form:

               (a)  These Policies as they may be amended from time to time.

               (b) A copy of each proxy statement received regarding client securities (which may be kept by relying on obtaining copies through the EDGAR system maintained by the Securities and Exchange Commission).

               (c)  A record of each vote cast on behalf of clients.

               (d) Internal documents created that were material to the decision on how to vote any proxies or that memorialize the basis for such a decision, including any documentation relating to decisions to vote proxies other than in accordance with ISS recommendations.

               (e) Copies of written client requests for proxy voting records and of the Firm's written responses to either a written or oral request for information on how the Firm voted proxies on behalf of the requesting client.

               (f) With respect to votes cast for securities held in any registered investment company, records of CUSIP numbers. Records for the CRM Mutual Funds shall be recorded and maintained by WT Mutual Fund.

The above records shall be retained in an easily accessible place for a period of at least five (5) years from the end for the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of CRM.

                                   APPENDIX E

                         ROXBURY CAPITAL MANAGEMENT, LLC

                      PROXY VOTING POLICIES AND PROCEDURES

I. GENERAL PRINCIPLES

Roxbury Capital Management, LLC ("Roxbury") recognizes its responsibility to vote proxies in respect of securities owned by a client in the economic best interests of its client and without regard to the interests of Roxbury or any other client of Roxbury.

These Proxy Voting Policies and Procedures ("Policies") apply to securities held in client accounts in which Roxbury has direct voting authority. The Policies are subject to any proxy voting guideline or direction of a client as long as following the proxy voting guideline or direction is prudent under the circumstances.

Absent special circumstances such as those described below, Roxbury's policy is to exercise its proxy voting discretion in accordance with the guidelines set forth in EXHIBIT A ("Proxy Voting Guidelines"). Any changes to the Proxy Voting Guidelines must be pre-approved in writing by the Proxy Voting Committee ("Committee").

II. VOTING PROCESS

Roxbury votes all proxies on behalf of a client's portfolio unless a) the client requests in writing that Roxbury not vote, b) the proxies are associated with unsupervised securities, c) the proxies are associated with securities transferred to Roxbury's management then liquidated because Roxbury does not follow those securities, or d) the costs of voting the proxies outweigh the benefits.

In addition, Roxbury does not vote proxies for some accounts that it manages under agreements it has with certain brokerage consultant firms whereby clients pay a single fee based on a percentage of assets under management for brokerage, custody and Roxbury's investment management services ("Wrap Fee Agreement"). If Roxbury does not vote the proxies, it may make proxy voting recommendations to the brokerage consultant firm with whom it has a Wrap Fee Agreement and that firm votes the proxies.

The Data Integrity Department ("Data Integrity") is responsible for voting proxies received by Roxbury. Data Integrity votes proxies according to the proxy voting guidelines, which have been reviewed and approved by the Proxy Voting Committee. Data Integrity will vote proxy proposals where the Proxy Voting Guidelines indicate its general position as voting either "for" or "against." Data Integrity will forward the proposal to the appropriate industry analyst where the Proxy Voting Guidelines indicate its general position as voting on a case-by-case basis, or the Proxy Voting Guidelines do not list the proposal.

The analyst will review the issues to be voted upon, related information, and the research provided by a proxy research service. The proxy research service also provides customized proxy research consistent with Roxbury's policies for accounts with special vote sensitivities, including socially responsible and Taft Hartley accounts. The analyst will make a recommendation to the Proxy Voting Committee as to how the proxy issues should be voted.

The Proxy Voting Committee provides centralized management of the proxy voting process and makes all proxy voting decisions except under special circumstances as noted below. The Committee:

               a) supervises the proxy voting process, including the identification of potential material conflicts of interest involving Roxbury and the proxy voting process in respect of securities owned by a client;

               b) determines how to vote proxies relating to issues not covered by these Policies; and

               c)   determines when Roxbury may deviate from these Policies.

The Proxy Voting Committee has at least three members at all time. Members of the Committee are comprised of portfolio managers, analysts, and one other Roxbury employee.

The Proxy Voting Committee will review the recommendations provided by Roxbury's analyst. After review of these recommendations, the proxy will be voted according to the majority vote of the Committee. If a Committee member disagrees with the recommendations of the analyst, the reasons for the disagreement will be documented. Data Integrity will keep documents of proxy decisions made by the Committee. Since Roxbury generally considers the quality of a company's management in making investment decisions, Roxbury regularly votes proxies in accordance with the recommendations of a company's management if there is no conflict with shareholder value.

Roxbury may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its clients' overall best interests not to vote. Such determination may apply in respect of all client holdings of the securities or only certain specified clients, as Roxbury deems appropriate under the circumstances. As an example, the Proxy Voting Committee may determine not to vote certain securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to clients of voting the securities.

Roxbury uses a proxy voting agent to ensure that, as much as possible, votable shares get voted and provide timely reporting for Roxbury and its clients. Data Integrity submits proxy votes for a portfolio to the proxy voting agent if the custodian of the portfolio's assets has a relationship with the agent. Proxies for portfolios not set up at the proxy voting agent will be voted using other means.

III. CONFLICTS OF INTEREST

Potential or actual conflicts of interest relating to a particular proxy proposal may be handled in various ways depending on the type and materiality. Depending upon the facts and circumstances of each situation and the requirements of applicable law, options include:

               1) Voting the proxy in accordance with the voting recommendation of a non-affiliated third party vendor.

               2)   Voting the proxy pursuant to client direction.

Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of these Policies:

               a) The issuer is a client of Roxbury and Roxbury manages its portfolio or its retirement plan. In such case, Roxbury will obtain an independent, third party opinion and will follow the recommendation of such third party.


               b) The issuer is an entity in which the Roxbury industry analyst assigned to review the proxy has a relative(1) in management of



----------
(1) For the purposes of these Policies, "relative" includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person's home.

                    the issuer or an acquiring company. In such case, the analyst will not make any vote recommendations and another analyst will review the proxy. Although the proxy will be assigned to a different analyst, the industry analyst will still be available to answer questions about the issuer from other Proxy Committee members.

               c) The issuer is an entity in which a Proxy Committee member has a relative in management of the issuer or an acquiring company. In such case, the Proxy Committee member will not vote on the proxy and a member of the Executive Committee will vote instead.

               d) The issuer is an entity in which an officer or director of Roxbury or a relative of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $500 annually during Roxbury's last three fiscal years. In such case, Roxbury will obtain an independent, third party opinion and will follow the recommendation of such third party.

               e) The issuer is Wilmington Trust Corporation. Due to Wilmington Trust Corporation's partial ownership of Roxbury, Roxbury would have a conflict of interest in voting proxies on Wilmington's stock; however, as a matter of policy, Roxbury does not purchase shares of Wilmington Trust Corporation for client portfolios.

               f) Another client or prospective client of Roxbury, directly or indirectly, conditions future engagement of Roxbury on voting proxies in respect of any client's securities on a particular matter in a particular way.

               g) Conflict exists between the interests of an employee benefit plan's portfolio and the plan sponsor's interests. In such case, Roxbury will resolve in favor of the plan's portfolio.

               h) Any other circumstance where Roxbury's duty to serve its clients' interests, typically referred to as its "duty of loyalty," could be compromised.

Notwithstanding the foregoing, a conflict of interest described above shall not be considered material for the purposes of these Policies in respect of a specific vote or circumstance if:

     - The securities in respect of which Roxbury has the power to vote account for less than 1% of the issuer's outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer's outstanding voting securities and (ii) such securities do not represent more than 2% of the client's holdings with Roxbury.

     - The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

For clients that are registered investment companies ("Funds"), where a material conflict of interest has been identified and the matter is not covered by the Policies, Roxbury will disclose the conflict and the

Proxy Voting Committee's determination of the manner in which to vote to the Fund's Board or committee of the Board. The Proxy Voting Committee's determination will take into account only the interests of the Fund, and the Proxy Voting Committee will document the basis for the decision and furnish the documentation to the Fund's Board or committee of the Board.

For clients other than Funds, where a material conflict of interest has been identified and the matter is not covered by the Policies, the Proxy Voting Committee will disclose the conflict to the client and advise the client that its securities will be voted only upon the recommendations of an independent third party.

IV. RECORDKEEPING AND RETENTION

Data Integrity retains records relating to the voting of proxies, including:

               a)   a copy of these Policies and any amendments thereto;

               b) a copy of each proxy statement that Roxbury receives regarding client securities;

               c)   a record of each vote cast by Roxbury on behalf of clients;

               d) a copy of any document created by Roxbury that was material to making a decision on how to vote or that memorialized the basis for that decision;

               e) a copy of each written request for information on how Roxbury voted proxies on behalf of the client, and a copy of any written response by Roxbury to any oral or written request for information on how Roxbury voted.

Roxbury will maintain and preserve these records for such period of time as required to comply with applicable laws and regulations.

Roxbury may rely on proxy statements filed on the SEC's EDGAR system or on proxy statements and records of votes cast by Roxbury maintained by a third party, such as a proxy voting service (provided Roxbury had obtained an undertaking from the third party to provide a copy of the proxy statement or record promptly on request).

V. CLIENT DISCLOSURE

Roxbury will provide a report of how proxies were voted and copy of its Policies to those clients who request such information. Requests for proxy information may be sent to the attention of Proxy Department, Roxbury Capital Management, LLC, 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401.

                                                                       EXHIBIT A

                         ROXBURY CAPITAL MANAGEMENT, LLC
                             PROXY VOTING GUIDELINES

             F = FOR A = AGAINST C = CASE BY CASE T = TAKE NO ACTION

 GENERAL
POSITION                                   ISSUE
--------                                   -----
                                 1. OPERATIONAL

1. A       Adjourn meeting

2. A       Amend quorum requirements

3. F       Amend minor bylaws

4. F       Change company name

5. F       Management proposal: change date, time, or location of annual meeting

6. A Shareholder proposal: ability to change date, time, or location of annual meeting

7. F       Ratify Auditors

8. C Shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services

9. A       Shareholder proposals asking for audit firm rotation

10. A      Proposals to approve other business when it appears as voting item

                              2. BOARD OF DIRECTORS

1. C       Voting on director nominees in uncontested elections

2. A Shareholder proposal to impose a mandatory retirement age for outside directors

3. F Proposal to fix the board size or designate a range for the board size

4. A Proposals that give management the ability to alter the size of the board outside of a specified range

5. C       Classification/Declassification of the Board

6. A       Eliminate cumulative voting

7. C       Restore or permit cumulative voting

8. C       Director and Officer indemnification and liability protection

9. A Proposals to eliminate directors' and officers' liability for monetary damages for violating the duty of care

10. A Indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence

11. F Proposal providing such expanded coverage in cases when a director's legal defense was unsuccessful if certain criteria are met

                         ROXBURY CAPITAL MANAGEMENT, LLC
                             PROXY VOTING GUIDELINES

             F = FOR A = AGAINST C = CASE BY CASE T = TAKE NO ACTION

 GENERAL
POSITION                                   ISSUE
--------                                   -----
12. C      Establish/amend nominee qualifications

13. A      Shareholder proposal requiring two candidates per board seat

14. C      Proposals that provide that directors may be removed only for cause

15. C Proposals to restore shareholder ability to remove directors with or without cause

16. C Proposals that provide that only continuing directors may elect replacements to fill board vacancies

17. C Proposal that permit shareholders to elect directors to fill board vacancies

18. C      Independent Chairman (Separate Chairman/CEO)

19. F Shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold of definition of independence

20. F Shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently to not meet that standard

21. A      Shareholder proposal: stock ownership requirements

22. A      Shareholder proposal limiting tenure of outside directors

                                3. PROXY CONTESTS

1. C       Voting for director nominees in contested elections

2. C       Reimbursing proxy solicitation expenses

3. F Shareholder proposal requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election

4. F       Management proposals to adopt confidential voting

               4. ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES

1. C       Advance notice requirements for shareholder proposals/nominations

2. C       Proposals giving the board exclusive authority to amend the bylaws

3. C Proposals giving the board the ability to amend the bylaws in addition to shareholders

4. F Shareholder proposals that ask a company to submit its poison pill for shareholder ratification

                         ROXBURY CAPITAL MANAGEMENT, LLC
                             PROXY VOTING GUIDELINES

             F = FOR A = AGAINST C = CASE BY CASE T = TAKE NO ACTION

 GENERAL
POSITION                                   ISSUE
--------                                   -----
5. C       Shareholder proposal to redeem a company's poison pill

6. C       Management proposals to ratify a poison pill

7. A Proposal to restrict or prohibit shareholder ability to take action by written consent

8. F Proposals to allow or make easier shareholder action by written consent

9. C Proposals to restrict or prohibit shareholder ability to call special meetings

10. C Proposals to remove restriction on the right of shareholders to act independently of management

11. A      Proposal to require supermajority vote

12. F      Proposal to lower supermajority vote requirements

                     5. MERGERS AND CORPORATE RESTRUCTURINGS

1. F       Appraisal Rights

2. C       Asset purchases

3. C       Asset Sales

4. C       Bundled proposals

5. C       Conversion of Securities

6. C Corporate reorganization/debt restructuring/prepackaged bankruptcy plans/reverse leveraged buyouts/wrap plans

7. C       Formation of holding company

8. C       Going private transactions (LBOs and minority squeezeouts)

9. C       Joint ventures

10. C      Liquidations

11. C Mergers and acquisitions/issuance of shares to facilitate merger or acquisition

12. C      Private placements/warrants/convertible debentures

13. C      Spin-offs

14. C      Value maximization proposals

                            6. STATE OF INCORPORATION

1. F Proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders

2. A       Proposals to amend the charter to include control share acquisition


                         ROXBURY CAPITAL MANAGEMENT, LLC
                             PROXY VOTING GUIDELINES

             F = FOR A = AGAINST C = CASE BY CASE T = TAKE NO ACTION

 GENERAL
POSITION                                   ISSUE
--------                                   -----
           provisions

3. F       Proposals to restore voting rights to the control shares

4. F       Control share cash out provisions

5. F       Disgorgement provisions

6. C       Fair price provisions

7. F       Freezeout provisions

8. F       Adopt antigreenmail charter of bylaw amendments

9. C       Antigreenmail proposals when bundled with other bylaw amendments

10. C      Reincorporation proposals

11. A      Stakeholder provisions

12. C      State antitakeover statutes

                              7. CAPITAL STRUCTURE

1. F       Adjustments to par value of common stock

2. C       Proposal to increase the number of shares of common stock

3. C Proposals at companies with dual-class capital structures to increase the number of authorized shares of the class that has superior voting rights

4. C Proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted.

5. A Proposals to create a new class of common stock with superior voting rights

6. F Proposal to create a new class of nonvoting or sub voting common stock

7. A       Issue stock for use with rights plan

8. C       Shareholder proposal: preemptive rights

9. A Proposal authorizing the creation of new classes of preferred stock with unspecified voting rights and other rights

10. F      Proposals to create "declawed" blank check preferred stock

11. F Proposals to authorize preferred stock where company specifies reasonable terms

12. A Proposal to increase the number of blank check preferred stock when shares have not been issued for a specific purpose

13. C Proposal to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns

14. C      Recapitalization

                         ROXBURY CAPITAL MANAGEMENT, LLC
                             PROXY VOTING GUIDELINES

             F = FOR A = AGAINST C = CASE BY CASE T = TAKE NO ACTION

 GENERAL
POSITION                                   ISSUE
--------                                   -----
15. F      Proposal to implement a reverse stock split when the number of authorized shares will be proportionately reduced

16. F      Proposal to implement a reverse stock split to avoid delisting

17. C Proposal to implement a reverse stock split that do not proportionately reduce the number of shares authorized

18. F      Share repurchase programs

19. F      Stock distributions: splits and dividends

20. C      Tracking stock

                     8. EXECUTIVE AND DIRECTOR COMPENSATION

1. C       Compensation plans

2. C       Compensation plans for directors

3. C Plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock

4. C       Plans which provide a dollar for dollar cash for stock exchange

5. C Plans which do not provide a dollar for dollar cash for stock exchange

6. A       Retirement plans for non-employee directors

7. F Shareholder proposal to eliminate retirement plans for non-employee directors

8. C       Management proposals seeking approval to reprice options

9. C       Employee stock purchase plans

10. C Proposal that amend shareholder approved compensation plans to include administrative features

11. C Proposals to add performance goals to existing compensation plans that comply with Section 162(m)

12. C Amend existing plans to increase shares reserved and to qualify for favorable tax treatment under Section 162(m)

13. C Cash or cash and stock bonus plans submitted to shareholder for the purpose of exempting compensation under Section 162(m)

14. F      Employee stock ownership plans

15. F      401(k) employee benefit plans

16. F Shareholder proposal seeking additional disclosure of executive and director

                         ROXBURY CAPITAL MANAGEMENT, LLC
                             PROXY VOTING GUIDELINES

             F = FOR A = AGAINST C = CASE BY CASE T = TAKE NO ACTION

 GENERAL
POSITION                                   ISSUE
--------                                   -----
           pay information

17. A      Shareholder proposal seeking to set absolute levels on compensation

18. A      Shareholder proposal requiring director fees to be paid in stock only

19. F      Shareholder proposal to put option repricings to a shareholder vote

20. C      All other shareholder proposals regarding executive and director pay

21. C      Shareholder proposal on option expensing

22. C      Shareholder proposal on performance based stock options

23. F Shareholder proposal to require golden or tin parachutes to be submitted for shareholder ratification

24. C      Proposals to ratify or cancel golden or tin parachutes

                       9. SOCIAL AND ENVIRONMENTAL ISSUES

                        CONSUMER ISSUES AND PUBLIC SAFETY

1. C       Proposal to phase out the use of animals in product testing

2. A       Proposals seeking a report on the company's animal welfare standards

3. C       Drug pricing

4. C       Proposals to label genetically modified ingredients

5. A Proposals asking for a report on the feasibility of labeling products containing GMOs

6. A       Proposals to completely phase out GMOs from the company's products

7. C Reports outlining the steps necessary to eliminate GMOs from the company's products

8. A Proposal seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the U.S.

9. A Requests for reports on a company's policies aimed at curtailing gun violence in the U.S.

10. C Requests for reports on the company's procedures for preventing predatory lending

11. C      All other tobacco related proposals

12. A      Tobacco proposals seeking stronger product warnings

                         ROXBURY CAPITAL MANAGEMENT, LLC
                             PROXY VOTING GUIDELINES

             F = FOR A = AGAINST C = CASE BY CASE T = TAKE NO ACTION

 GENERAL
POSITION                                   ISSUE
--------                                   -----
13. A      Tobacco proposals prohibiting investment in tobacco equities

                             ENVIRONMENT AND ENERGY

14. C Reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge

15. C      Proposals to adopt the CERES principles

16. A      Requests for reports disclosing the company's environmental policies

17. A Report on the level of greenhouse gas emission from the company's operations and products

18. C      Proposal to adopt a comprehensive recycling strategy

19. C      Proposal to invest in renewable energy sources

20. A Requests for reports on the feasibility of developing renewable energy sources

                            GENERAL CORPORATE ISSUES

21. A Proposal to review ways of linking executive compensation to social factors

22. A      Proposals asking the company to affirm political nonpartisanship

23. A Proposals to report or publish in newspapers the company's political contributions

24. A      Proposals disallowing the company from making political contributions

25. A Proposals restricting the company from making charitable contributions

26. A Proposals asking for a list of company executives, directors, consultants that have prior government service

                        LABOR STANDARDS AND HUMAN RIGHTS

27. A      Proposals to implement the China Principles

28. A Requests for reports detailing the company's operations in a particular country and steps to protect human rights

29. A Proposal to implement certain human rights standards at company facilities or those of its suppliers to commit to outside, independent monitoring

30. A      Reports outlining vendor standards compliance

                         ROXBURY CAPITAL MANAGEMENT, LLC
                             PROXY VOTING GUIDELINES

             F = FOR A = AGAINST C = CASE BY CASE T = TAKE NO ACTION

 GENERAL
POSITION                                   ISSUE
--------                                   -----
31. A      Proposals to endorse or increase activity on the MacBride Principles

                                MILITARY BUSINESS

32. A      Reports on foreign military sales or offsets

33. C Proposals asking a company to renounce future involvement in antipersonnel landmine production

34. C Proposals asking a company to renounce future involvement in cluster bomb production

35. A Proposals asking a company to cease production of nuclear weapons components and delivery systems

36. A      Reports on a company's involvement in spaced-based weaponization

                               WORKPLACE DIVERSITY

37. A      Reports on the company's efforts to diversify the board

38. C Proposals asking the company to increase the representation of women and minorities on the board

39. A      Reports outlining the company's affirmative action initiatives

40. A Proposals seeking information on the diversity efforts of suppliers and service providers

41. A      Reports outlining the company's progress towards the Glass Ceiling
           Commission's business recommendations

42. C Proposal to amend the company's EEO policy to include sexual orientation

43. A Proposals to extend company benefits to or eliminate benefits from domestic partners

                                 WT MUTUAL FUND

                     WILMINGTON MULTI-MANAGER LARGE-CAP FUND
                      WILMINGTON MULTI-MANAGER MID-CAP FUND
                     WILMINGTON MULTI-MANAGER SMALL-CAP FUND
                   WILMINGTON MULTI-MANAGER INTERNATIONAL FUND

                    WILMINGTON MULTI-MANAGER REAL ASSET FUND


                            1100 North Market Street
                           Wilmington, Delaware 19890

                       STATEMENT OF ADDITIONAL INFORMATION


                                NOVEMBER 1, 2006



This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Funds' current prospectuses dated November 1, 2006, as amended from time to time. A copy of each current prospectus may be obtained without charge on the Funds' website at http://www.wilmingtonfunds.com, by writing to Professional Funds Distributor, LLC (the "Distributor"), 760 Moore Road, King of Prussia, PA 19406 or by calling (800) 336-9970. A copy may also be obtained from certain institutions such as banks or broker-dealers that have entered into servicing agreements with the Distributor.


Audited financial statements for the Funds for the fiscal year ended June 30, 2006, included in the Annual Report to shareholders, are incorporated into this SAI by reference. The Annual Report to shareholders is available without charge on WT Mutual Fund's website at http://www.wilmingtonfunds.com or by calling
(800) 336-9970.

                                TABLE OF CONTENTS

GENERAL INFORMATION.......................................................     1
INVESTMENT POLICIES.......................................................     1
DISCLOSURE OF FUND HOLDINGS...............................................    10
INVESTMENT LIMITATIONS....................................................    11
CODE OF ETHICS............................................................    20
PROXY VOTING..............................................................    21
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................    21
INVESTMENT ADVISORY AND OTHER SERVICES....................................    23
SUB-ADVISORY SERVICES.....................................................    25
ADMINISTRATION AND ACCOUNTING SERVICES....................................    30
ADDITIONAL SERVICE PROVIDERS..............................................    31
DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN................................    31
PORTFOLIO MANAGERS........................................................    33
BROKERAGE ALLOCATION AND OTHER PRACTICES..................................    53
CAPITAL STOCK AND OTHER SECURITIES........................................    56
PURCHASE, REDEMPTION AND PRICING OF SHARES................................    56
DIVIDENDS.................................................................    59
TAXATION OF THE FUNDS.....................................................    59
FINANCIAL STATEMENTS......................................................    65
APPENDIX A OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES......   A-1
APPENDIX B DESCRIPTION OF SECURITIES RATINGS..............................   B-1
APPENDIX C................................................................   C-1
APPENDIX D................................................................   D-1
APPENDIX E................................................................   E-1
APPENDIX F................................................................   F-1
APPENDIX G................................................................   G-1

                               GENERAL INFORMATION


WT Mutual Fund (the "Trust") was organized as a Delaware statutory trust on June 1, 1994. The Trust has established the following Funds described in this SAI: the Wilmington Multi-Manager Large-Cap Fund (the "Large-Cap Fund"), Wilmington Multi-Manager Mid-Cap Fund (the "Mid-Cap Fund"), Wilmington Multi-Manager Small-Cap Fund (the "Small-Cap Fund" and collectively with the Large-Cap Fund and Mid-Cap Fund, the "Cap Funds"), the Wilmington Multi-Manager International Fund (the "International Fund") and Wilmington Multi-Manager Real Asset Fund (the "Real Asset Fund") (each a "Fund," and collectively, the "Funds"). Each of these Funds issues Institutional Shares, A Shares and Service Shares classes. Each Fund is a diversified, open-end management investment company. Prior to July 1, 2005, the Trust and its Funds operated as feeder funds in a master-feeder structure pursuant to which each Fund invested in a corresponding "master series" of WT Investment Trust I, except in the case of the Cap Funds each of which invested in two master series in pursuit of its investment objective. Under those structures, the master series invested directly in investment securities.


                               INVESTMENT POLICIES

The following information supplements the information concerning each Fund's investment objective, policies and limitations found in the prospectus.

The investment objective of each of the Cap Funds is to achieve long-term capital appreciation.

The Large-Cap Fund seeks to achieve its investment objective by investing at least 80% of its assets in equity securities of large-cap companies. The Mid-Cap Fund seeks to achieve its investment objective by investing at least 80% of its assets in equity securities of mid-cap companies. The Small-Cap Fund seeks to achieve its investment objective by investing at least 80% of its assets in equity securities of small-cap companies.

The investment objective for the International Fund is to seek superior long-term capital appreciation. The Fund seeks to achieve its investment objective by investing at least 85% of its assets in a diversified portfolio of equity (or related) securities of foreign issuers.

The investment objective of the Real Asset Fund is to achieve long-term preservation of capital and high current income. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets in "Real Return" assets consisting of (i) inflation-protected debt securities including Treasury Inflation-Protected Securities or "TIPS;" (ii) real estate-related securities including securities of real estate companies and real estate investment trusts and (iii) commodity/natural resource-related securities.

Each of the Funds employs a multi manager strategy, relying on their investment adviser to determine the weightings amongst the sub-advisers who make the day-to-day investment decisions for the Funds.

The investment objectives and policies of the Cap Funds may be changed upon 60 days' written notice to shareholders. The investment objectives of the International Fund and the Real Asset Fund may not be changed, without shareholder approval.

MONEY MARKET FUNDS. Each Fund may invest in the securities of money market mutual funds, within the limits prescribed by the Investment Company Act of 1940 (the "1940 Act"). (See "Investment Company Securities" below.)

U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of such agencies and instrumentalities are not direct obligations of the U.S. Treasury, the U.S. Government generally directly or indirectly backs payment of the interest and principal on these obligations. This support can range from securities supported by the full faith and credit of the United States (for example, Ginnie Mae securities) to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac, the Tennessee Valley Authority, Federal Farm Credit Banks and Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

COMMERCIAL PAPER. Each Fund may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds may invest only in commercial paper rated A-1 or higher by S&P(R) or Moody's or if not rated, determined by the investment adviser or a sub-adviser to be of comparable quality.

BANK OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers' acceptances of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly owned banking subsidiaries of such foreign banks located in the United States.

Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, of the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by government regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing. A brief description of some typical types of bank obligations follows:

- BANKERS' ACCEPTANCES. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.


- CERTIFICATES OF DEPOSIT. Certificates of Deposit are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New
     York).


-    TIME DEPOSITS. Time deposits are bank deposits for fixed periods of time.

CONVERTIBLE SECURITIES. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.


Each Fund may invest in convertible securities that are rated, at the time of purchase, in the three highest rating categories by a nationally recognized statistical ratings organization ("NRSRO") such as Moody's or S&P(R), or if unrated, are determined by the investment adviser or a sub-adviser to be of comparable quality. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Should the rating of a security be downgraded subsequent to a Fund's purchase of the security, the investment adviser or a sub-adviser will determine whether it is in the best interest of the Fund to retain the security.


DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

DEPOSITARY RECEIPTS. American Depositary Receipts ("ADRs") as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

DERIVATIVES. The Funds may invest in a variety of derivative investments to seek income, to seek income for liquidity needs or for hedging purposes. Some derivative investments the Funds may use are the hedging instruments described below in this SAI and in Appendix A. Segregated accounts will be maintained for all derivative transactions, to the extent required by the 1940 Act. Among the derivative investments the Fund may invest in are "index-linked," "commodity-linked," "equity-linked" or "currency-linked" notes. Principal and/or interest payments on index-linked notes depend on the performance of an underlying index. Principal and/or interest payments on commodity-linked notes and equity-linked notes may depend on the price of an underlying commodity or security or the performance of an underlying commodity or equity index. Currency-linked securities are typically short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Other derivative investments the Fund may use include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the investment adviser expected.

EQUITY-LINKED SECURITIES. The Real Asset Fund may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or sometimes a single stock. To the extent that the Fund invests in an equity-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. See "Foreign Securities" below. In addition, the Real Asset Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as index futures on stock indexes, zero-strike options and warrants and swap agreements. See "Derivatives" above. Equity-linked securities may be considered illiquid and thus subject to the Real Asset Fund's restriction on investments in illiquid securities.

FOREIGN SECURITIES. The Funds may invest in foreign securities either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of foreign securities. (See "Depositary Receipts" above.) The International Fund invests primarily in foreign securities and the Real Asset Fund may invest up to 25% of its assets in foreign securities. Foreign securities include equity or debt securities issued by issuers outside the United States, and include securities in the form of ADRs and EDRs (see "Depositary Receipts"). Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the counter markets.

Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities may not be as liquid as U.S. securities. Securities of foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers.

To date, the market values of securities of issuers located in different countries have moved relatively independently of each other. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. A decline in the value of a Fund's investments in one country may offset potential gains from investments in another country.


Investments in securities of foreign issuers may involve risks that are not associated with domestic investments. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about U.S. issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties that could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon and may involve a risk of loss to a Fund. Foreign securities markets may have substantially less volume than U.S. markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States, and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of nationalization, expropriation or confiscatory taxation (in which case a Fund could lose its entire investment in a certain market), limitations on the removal of monies or other assets of a Fund, higher rates of inflation, political or social instability or revolution, or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.


Some of the risks described in the preceding paragraph may be more severe for investments in emerging or developing countries. By comparison with the United States and other developed countries, emerging or developing countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less experienced and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging or developing countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging or developing countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.

The economies of individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investments in foreign securities will usually be denominated in foreign currencies and therefore, a Fund may temporarily hold cash in foreign currencies. The value of a Fund's investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. A Fund may incur costs in connection with conversions between various currencies. A Fund's value could be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, and gains and losses realized on the sale of securities. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flows and numerous other factors, including, in some countries, local governmental intervention).

HEDGING STRATEGIES. Each Fund may engage in certain hedging strategies that involve options, and futures. These hedging strategies are described in detail in Appendix A.


ILLIQUID SECURITIES. No Fund may knowingly invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on a Fund's books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the investment adviser, pursuant to guidelines approved by the Board. The investment adviser will monitor the liquidity of securities held by a Fund and report periodically on such decisions to the Board. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Fund's investment adviser or sub-adviser to the Board of Trustees. Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").


INFLATION-PROTECTED DEBT SECURITIES. The Real Asset Fund may invest in inflation-protected debt securities or inflation-indexed bonds, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the U.S. Treasury ("Treasury Inflation Protected Securities" or "TIPS") have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Real Asset Fund purchased TIPS with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Real Asset Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

INVESTMENT COMPANY SECURITIES AND EXCHANGE TRADED FUNDS. Each Fund may invest in investment company securities issued by open-end and closed-end investment companies, including exchange traded funds ("ETFs"). Such investments are subject to limitations prescribed by the 1940 Act unless a Securities and Exchange Commission ("SEC") exemption is applicable. These limitations currently provide, in part, that the Funds may not purchase shares of an investment company if (a) such a purchase would cause a Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause a Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of a Fund's total assets would be invested in the aggregate in all investment companies. As a shareholder in an investment company, a Fund would bear its pro rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, registered investment companies are permitted to invest in certain ETFs beyond the limits set forth in
Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to such ETFs, including that such investment companies enter into an agreement with such ETF. The Funds have entered into several such agreements

Set forth below is additional information about the manner in which ETFs generally operate and the risks associated with an investment in ETFs.

The Funds generally expect to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases a Fund will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF's custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a "creation unit". Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. A Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units, if the investment adviser believes it is in a Fund's interest to do so. A Fund's ability to redeem creation units may be limited by the 1940 Act, which provides that an ETF will not be obligated to redeem shares held by a Fund in an amount exceeding one percent of such ETF's total outstanding securities during any period of less than 30 days.

There is a risk that ETFs in which a Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, the ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, ETFs may also terminate or experience a disruption in its activities. In addition, an ETF may terminate if its net assets fall below a certain amount.

Although the investment adviser believes that, in the event of the termination of an ETF, the Funds will be able to invest instead in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time.

INVESTMENTS IN COMMODITY/NATURAL RESOURCE-RELATED SECURITIES. As discussed under "Investment Limitations" below, the Funds do not invest directly in commodities. However, the Real Asset Fund may from time to time invest in securities of companies whose business is related to commodities and natural resources, or in registered investment companies or other companies that invest directly or indirectly in commodities and natural resources. For example, the Real Asset Fund may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.) or registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can move sharply, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in the commodity markets generally.

MORTGAGE-BACKED SECURITIES. The Real Asset Fund may invest in mortgage-backed securities. Mortgage-backed securities are securities representing interests in a pool of mortgages secured by real property.

Ginnie Mae mortgage-backed securities are securities representing interests in pools of mortgage loans to residential home buyers made by lenders such as mortgage bankers, commercial banks and savings associations and are either guaranteed by the Federal Housing Administration or insured by the Department of Veterans Affairs. Timely payment of interest and principal on each mortgage loan is backed by the full faith and credit of the U.S. Government.

Fannie Mae and Freddie Mac both issue mortgage-backed securities that are similar to Ginnie Mae securities in that they represent interests in pools of mortgage loans. Fannie Mae guarantees timely payment of interest and principal on its certificates and Freddie Mac guarantees timely payment of interest and ultimate payment of principal. Freddie Mac also has a program under which it guarantees timely payment of scheduled principal as well as interest. Fannie Mae and Freddie Mac guarantees are backed only by those agencies and not by the full faith and credit of the U.S. Government. In the case of mortgage-backed securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is U.S. Government-backed.

Most mortgage-backed securities pass monthly payment of principal and interest through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, bi-weekly and semi annually. The monthly principal and interest payments also are not always passed through to the holder on a pro rata basis. In the case of collateralized mortgage obligations ("CMOs"), the pool is divided into two or more tranches and special rules for the disbursement of principal and interest payments are established.

CMO residuals are derivative securities that generally represent interests in any excess cash flow remaining after making required payments of principal and interest to the holders of the CMOs described above. Yield to maturity on CMO residuals is extremely sensitive to prepayments. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual also will be extremely sensitive to the level of the index upon which interest rate adjustments are based.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities and may be issued by agencies or instrumentalities of the U.S. Government or by private mortgage lenders. SMBS usually are structured with two classes that receive different proportions of the interest and/or principal distributions on a pool of mortgage assets. A common type of SMBS will have one class of holders receiving all interest payments -- "interest only" or "IO" -- and another class of holders receiving the principal repayments - "principal only" or "PO." The yield to maturity of IO and PO classes is extremely sensitive to prepayments on the underlying mortgage assets.

Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Funds invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security, or when a Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for Federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. The Funds may also make short sales to generate additional income from the investment of the cash proceeds of short sales. The Funds will only make short sales "against the box," meaning that at all times when a short position is open, a Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. To secure its obligation to deliver the securities sold short, a Fund will segregate with its custodian an equal amount to the securities sold short or securities convertible into or exchangeable for such securities. The Real Asset Fund may pledge no more than 10% of its total assets as collateral for short sales against the box.

OPTIONS ON SECURITIES AND SECURITIES INDICES. Each Fund may purchase call options on securities that the investment adviser or sub-adviser intends to include in a Fund in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. The Funds may purchase put options to hedge against a decline in the market value of securities held in a Fund or in an attempt to enhance return. The Funds may write (sell) put and covered call options on securities in which they are authorized to invest. The Funds may also purchase put and call options, and write put and covered call options on U.S. securities indices. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the percentage of the total assets of a Fund that are invested in equity (or related) securities, a Fund may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.


REAL ESTATE COMPANIES. The Real Asset Fund invests in securities of domestic and foreign companies that are engaged in the real estate industry ("Real Estate Companies"). The Fund considers a company to be a Real Estate Company if at least 50% of its assets, gross income or net profits is derived from (i) development, ownership, leasing, financing, construction, management or sale of real estate or (ii) products and services that are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.



The Fund will invest in Real Estate Companies, such as equity real estate investment trusts ("REITs") that own property and mortgage REITs that make construction and development loans or invest in mortgage pools, or companies whose products and services relate to the real estate industry.


The Fund may invest its assets in equity, debt or convertible securities of companies whose products and services are related to the real estate industry or in securities whose products and services are related to the real estate industry.

REITS. The Real Asset Fund may invest in equity and/or debt securities issued by REITs. A REIT is a Real Estate Company that pools investors' funds for investment primarily in income-producing real estate properties or in real estate related loans (such as mortgages) or other interests. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs.

Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and gradual asset appreciation. The income-producing real estate properties in which equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value.

Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages.

Hybrid REITs combine the characteristics of both equity REITs and mortgage
REITs.

REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Real Asset Fund may invest in both publicly and privately traded REITs.

REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Fund if the other party to the repurchase agreement defaults), it is the policy of each Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the investment adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Fund's investment limitations.


RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or an exemption from registration. Each Fund is subject to investment limitations on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the investment adviser or a sub-adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the investment adviser or a sub-adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the investment adviser or a sub-adviser intends to purchase securities that are exempt from registration under Rule 144A.


SECURITIES LENDING. Each Fund may from time to time lend its portfolio securities pursuant to agreements that require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund and all deemed borrowings exceeds one-third of the value of a Fund's total assets taken at fair market value. When the Fund lends it portfolio securities, the collateral (i.e., the cash or securities that the Fund is obligated to return) can be included as part of the Fund's total assets in calculating the percentages of the Fund's total assets on loan. Collateral must be valued daily by the investment adviser and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the investment adviser to be of good standing and when, in the judgment of the investment adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.


TEMPORARY DEFENSIVE POSITION. Each Fund may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by an NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that a Fund will be unable to achieve its investment objective.


PORTFOLIO TURNOVER. Portfolio turnover rates of the Funds for the past two fiscal years were:



                      FISCAL YEAR    FISCAL YEAR
                         ENDED          ENDED
FUND                 JUNE 30,2006   JUNE 30,2005
----                 ------------   ------------
Large-Cap Fund            57%           42%(1)
Mid-Cap Fund              84%           32%(1)
Small-Cap Fund            96%           44%(1)
International Fund       122%           71%
Real Asset Fund           33%           75%


----------
(1) Effective July 1, 2005, each Cap Fund changed its investment structure from a "fund-of-funds" structure to a stand-alone investment structure that invests directly in portfolio securities. The portfolio turnover rates reflect the investment activity in the underlying funds, and do not reflect the portfolio turnover that an investor can expect within the investment portfolio of a "stand-alone" fund.

                           DISCLOSURE OF FUND HOLDINGS


The Funds have policies and procedures in place regarding the disclosure of securities holdings of the Funds designed to allow disclosure of such holdings information where it is deemed appropriate for a Fund's operations or it is determined to be useful to a Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure of a Fund's holdings, a Fund will not provide or permit others to provide information about a Fund's holdings on a selective basis.



The Funds provide portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by Federal or state securities laws, and may disclose portfolio holdings information in response to requests by governmental authorities.



The Funds may, but are not required to, post a Fund's schedule of investments on a website at regular intervals or from time to time at the discretion of the Fund. Such schedule of investments must be as of a date at least 30 days prior to its posting on the website. In addition to its schedule of investments, a Fund may post information on a website about the number of securities the Fund holds, a summary schedule of investments, the Fund's top ten holdings, and a percentage breakdown of the Fund's investments by country, sector and industry. This additional information must be as of a date at least 30 days prior to its posting on a website, provided, however, that a top ten holdings list may be as of a date 7 days prior to its posting on the website. The day after any Fund's holdings information becomes publicly available (by posting on the website or otherwise), it may be mailed, e-mailed or otherwise transmitted to any person.



A Fund may distribute or authorize the distribution of information about its holdings that is not publicly available (on a website or otherwise) to a Fund's or an investment adviser's employees and affiliates that provide services to the Fund. A Fund may also distribute or authorize the distribution of information about a Fund's holdings that is not publicly available (on a website or otherwise) to the Fund's service providers who require access to the information
(i) in order to fulfill their contractual duties relating to the Fund; (ii) to facilitate the transition of a newly hired investment adviser or sub-adviser prior to the commencement of its duties; (iii) to facilitate the review of the Fund by a ranking or ratings agency; (iv) for the purpose of due diligence regarding a merger or acquisition; or (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of Fund assets and minimal impact on remaining shareholders of an affected Fund.



In order to mitigate conflicts between the interests of Fund shareholders, on the one hand, and those of the Funds' investment adviser, sub-advisers, or principal underwriter, or any affiliated person of the Funds, their investment advisers, sub-advisers, or principal underwriter, on the other, the Trust's Chief Compliance Officer ("CCO") must approve and either the President or a Vice President of the Trust must approve a non-public disclosure of portfolio holdings. The Trust's CCO must report all arrangements to disclose portfolio holdings information to the Trust's Board of Trustees on a quarterly basis, which will review such arrangements and terminate them if it determines such disclosure arrangements are not in the best interests of shareholders.


Before any non-public disclosure of information about a Fund's holdings, the CCO will require the recipient of such non-public portfolio holdings information to agree or provide proof of an existing duty to keep the information confidential and to agree not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in a Fund or any other security. The Fund may request certifications from senior officers of authorized recipients that the recipient is using the Fund's portfolio holdings information only in a manner consistent with the Fund's policies and procedures and any applicable confidentiality agreement.



Under no circumstances may the Fund, or an investment adviser or sub-adviser or their affiliates receive any consideration or compensation for disclosing portfolio holdings information.



Each of the following third parties have been approved to receive portfolio holdings information: (i) the Fund administrator and accounting agent; (ii) the Fund independent public accounting firm, for use in providing audit opinions;
(iii) financial printers, solely for the purpose of preparing Fund reports or regulatory filings; (iv) the Funds' custodian in connection with its custody of the Fund's assets; (v) if applicable, a proxy voting service; and (vi) the following data aggregators and ranking and ratings services: Lipper Analytical Services, Inc., Morningstar Inc., and Standard & Poors. Information may be provided to these parties at any time so long as each of these parties is contractually and ethically prohibited from sharing a Funds' portfolio holdings information without specific authorization. The Fund's investment adviser and service providers will establish procedures to ensure that a Funds' portfolio holdings information is only disclosed in accordance with these policies.



The identity of persons with which the Funds have ongoing arrangements to provide portfolio holdings information is set forth below. In order to solicit prices on various fixed income securities certain of the Funds share this information with the broker dealers listed below on a periodic basis as needed with as little as a one day lag:



Banc of America
Barclays Capital Inc.
Bear Stearns & Co. Inc.
Bloomberg
Commerce Capital Markets, Inc.
Factset
Fidelity
Interactive Data
InvestEdge
Legg Mason Wood Walker
Lehman Brothers
Lipper
Longview
Loop Capital Markets
Maslow
Morgan Stanley
Morningstar
Piper Jaffray & Company
Plexus
RBC Dain Rauscher
Standard & Poor's
Starboard Capital Markets LLC
Stephens Inc.
Stern, Agee & Leach
Stone & Youngberg
Thompson Financial
Vestek
Wachovia Securities
William Blair & Co., LLC


                             INVESTMENT LIMITATIONS

Except as otherwise provided, the Funds have adopted the investment limitations set forth below. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market value of a Fund's assets or redemptions of shares will not be considered a violation of a limitation. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of a Fund present at a shareholders' meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Fund.

The International Fund and the Real Asset Fund will not as a matter of fundamental policy:

1. purchase the securities of any one issuer, if as a result, more than 5% of a Fund's total assets would be invested in the securities of such issuer, or a Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Fund may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by the U.S.

     Government, its agencies or instrumentalities; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2. purchase securities of any issuer if, as a result, more than 25% of a Fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that this limitation does not apply to debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and, with respect to the Real Asset Fund, this limitation does not apply to municipal securities. However, the Real Asset Fund may invest more than 25% of its total assets in the real estate industry and intends to be concentrated in the securities of domestic and foreign real estate and real estate related companies. For purposes of the Real Asset Fund's policy, real estate and real estate related companies consist of companies (i) that generally derive at least 50% of their revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate (or have at least 50% of their assets invested in such real estate) or (ii) whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.

3. borrow money, provided that a Fund may borrow money for temporary or emergency purposes, and then in an aggregate amount not in excess of 10% of a Fund's total assets;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5. underwrite any issue of securities, except to the extent that a Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided (i) that a Fund each may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts, and (ii) that, with respect to the Real Asset Fund, investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Real Asset Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

7. purchase or sell physical commodities, provided that a Fund may invest in, purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or

8.   issue senior securities, except to the extent permitted by the 1940 Act.

The following non-fundamental policies apply to each of the International Fund and the Real Asset Fund. Unless otherwise indicated, the Board of Trustees may change them without shareholder approval, unless shareholder approval is required by the 1940 Act or the rules and regulations thereunder. The International Fund and the Real Asset Fund will not:

1. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by a Fund, provided that the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for future contracts are not deemed to be pledges or hypothecations for this purpose;

2.   make short sales of securities except short sales "against the box;"

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities;

4. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets; and

5. with respect to the Real Asset Fund only, borrow money in an amount greater than 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Real Asset Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in response to adverse market conditions, or for cash management purposes.

When engaging in options, futures and forward currency contract strategies, a Fund will either: (1) set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

The following non-fundamental policies apply to each Cap Fund. Unless otherwise indicated, the Board of Trustees may change them without shareholder approval, unless shareholder approval is required by the 1940 Act or the rules and regulations thereunder. Each Cap Fund will not:

1. purchase the securities of any one issuer, if as a result, more than 5% of a Fund's total assets would be invested in the securities of such issuer, or a Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Fund may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by (a) the U.S. Government, its agencies or instrumentalities or (b) ETFs pursuant to an SEC exemptive order or other grant of relief from the limits of section 12(d)(i) of the 1940 Act; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2. invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to a Cap Fund's investment in a Fund. This restriction also does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

3. borrow money, provided that each Cap Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33-1/3% of its assets;

4. make loans of money or securities, except by entering into repurchase agreements. (For the purpose of this restriction, lending of portfolio securities by a Fund are not deemed to be loans);

5. underwrite any issue of securities, except to the extent that a Cap Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate or interests therein, although each Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities, provided that each Fund may purchase or write interest rate, and stock index futures contracts and related options thereon;

8. issue senior securities, except to the extent permitted by the 1940 Act, provided that each of the Cap Funds may borrow money subject to its investment limitation on borrowing and insofar as a Cap Fund may be deemed to have issued a senior security by reason of entering into repurchase agreements;

9. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by a Cap Fund. (For the purpose of this restriction, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities by and collateral arrangements with respect to margin for future contracts by a Fund are not deemed to be pledges or hypothecations);

10.  make short sales of securities except short sales against the box;

11. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that a Fund may make initial and variation margin deposits in connection with permitted transactions in options without violating this limitation; or

12. purchase securities if its outstanding borrowings exceed 5% of the value of its total assets.

When engaging in options, futures and forward currency contract strategies, a Fund will either: (1) earmark or set aside cash or liquid securities in a segregated account with the custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

                              TRUSTEES AND OFFICERS

The following tables present certain information regarding the Trustees and officers of the Trust. Each person listed under "Interested Trustees" below is an "interested person" of the Funds' investment adviser, or the Trust, within the meaning of the 1940 Act. Each person who is not an "interested person" of the Funds' investment adviser or the Trust within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below. The address of each Trustee as it relates to the Trust's business is 1100 North Market Street, Wilmington, DE 19890.


                                                                                             NUMBER OF
                                                                           PRINCIPAL         FUNDS IN         OTHER
                              POSITION(S)       TERM OF OFFICE AND       OCCUPATION(S)     FUND COMPLEX   DIRECTORSHIPS
         NAME AND              HELD WITH          LENGTH OF TIME          DURING PAST       OVERSEEN BY      HELD BY
      DATE OF BIRTH              TRUST                SERVED              FIVE YEARS        TRUSTEE(1)       TRUSTEE
-------------------------   ---------------   ---------------------   ------------------   ------------   --------------
INTERESTED TRUSTEES

NEIL WOLFSON(2)             Trustee,          Shall serve at the      Chief Investment          25             None
Date of Birth: 6/64         President and     pleasure of the         Officer of
                            Chief Executive   Board and until         Wilmington Trust
                            Officer           successor is            Investment
                                              elected and             Management, LLC
                                              qualified. Trustee      ("WTIM") since
                                              since November          July 2004;
                                              2005; President and     Previously,
                                              Chief Executive         Partner with
                                              Officer since           KPMG (public
                                              January 2006            accounting) from
                                                                      1996 to 2004.

ROBERT J. CHRISTIAN(3)      Trustee           Shall serve until       Retired since             25             None
Date of Birth: 2/49                           death, resignation      February 2006;
                                              or removal. Trustee     Executive Vice
                                              since October 1998;     President of
                                              President and           Wilmington Trust
                                              Chairman of the         Company from
                                              Board from October      1996 to February
                                              1998 to January         2006; President
                                              2006.                   of Rodney Square
                                                                      Management
                                                                      Corporation
                                                                      ("RSMC") from
                                                                      1996 to 2005;
                                                                      Vice President
                                                                      of RSMC from
                                                                      2005 to 2006.






(1) The "Fund Complex" currently consists of the Trust (25 funds) and CRM Mutual Fund Trust (5 funds).






(2) Mr. Wolfson is an "Interested Trustee" by reason of his position as an officer of WTIM and RSMC.



(3) Mr. Christian is an "Interested Trustee" by reason of his former position as President of RSMC, investment adviser to the Trust. As of February, 2006, Mr. Christian is no longer employed by RSMC but is considered an "Interested Trustee".

                                                                                             NUMBER OF
                                                                           PRINCIPAL         FUNDS IN         OTHER
                              POSITION(S)       TERM OF OFFICE AND       OCCUPATION(S)     FUND COMPLEX   DIRECTORSHIPS
         NAME AND              HELD WITH          LENGTH OF TIME          DURING PAST       OVERSEEN BY      HELD BY
      DATE OF BIRTH              TRUST                SERVED              FIVE YEARS        TRUSTEE(1)       TRUSTEE
-------------------------   ---------------   ---------------------   ------------------   ------------   --------------
INDEPENDENT TRUSTEES

ROBERT ARNOLD               Trustee           Shall serve until       Founder and               25         First Potomac
Date of Birth: 3/44                           death, resignation      co-manages, R. H.                    Realty Trust
                                              or removal. Trustee     Arnold & Co.,                        (real estate
                                              since May 1997.         Inc. (investment                      investment
                                                                      banking company)                        trust)
                                                                      since 1989.

DR. ERIC BRUCKER            Trustee           Shall serve until       Professor of              25             None
Date of Birth: 12/41                          death, resignation      Economics, Widener
                                              or removal. Trustee     University since
                                              since October 1999.     July 2004;
                                                                      formerly, Dean,
                                                                      School of Business
                                                                      Administration of
                                                                      Widener University
                                                                      from 2001 to 2004;
                                                                      Dean, College of
                                                                      Business, Public
                                                                      Policy and Health
                                                                      at the University
                                                                      of Maine from
                                                                      September 1998 to
                                                                      June 2001.

NICHOLAS GIORDANO           Trustee and       Shall serve until       Consultant,               25         Kalmar Pooled
Date of Birth: 3/43         Chairman of the   death, resignation      financial                             Investment
                            Board             or removal. Trustee     services                                Trust;
                                              since October 1998;     organizations                        Independence
                                              Chairman of the         from 1997 to                          Blue Cross;
                                              Board since January     present; Interim                       IntriCon
                                              2006.                   President,                            Corporation
                                                                      LaSalle                               (industrial
                                                                      University from                      furnaces and
                                                                      1998 to 1999.                           ovens).

LOUIS KLEIN, JR.            Trustee           Shall serve until       Self-employed             30          CRM Mutual
Date of Birth: 5/35                           death, resignation      financial                             Fund Trust
                                              or removal. Trustee     consultant since                      (since June
                                              since October 1999.     1991.                                 2005); WHX
                                                                                                            Corporation
                                                                                                            (industrial
                                                                                                          manufacturer).

JOHN J. QUINDLEN            Trustee           Shall serve until       Retired since             25             None
Date of Birth: 5/32                           death, resignation      1993.
                                              or removal. Trustee
                                              since October 1999.

                                                                                             NUMBER OF
                                                                           PRINCIPAL         FUNDS IN         OTHER
                              POSITION(S)       TERM OF OFFICE AND       OCCUPATION(S)     FUND COMPLEX   DIRECTORSHIPS
         NAME AND              HELD WITH          LENGTH OF TIME          DURING PAST       OVERSEEN BY      HELD BY
      DATE OF BIRTH              TRUST                SERVED              FIVE YEARS        TRUSTEE(1)       TRUSTEE
-------------------------   ---------------   ---------------------   ------------------   ------------   --------------
MARK A. SARGENT             Trustee           Shall serve until       Dean and                  25             None
Date of Birth: 4/51                           death, resignation      Professor of Law,
                                              or removal. Trustee     Villanova
                                              since November 2001.    University School
                                                                      of Law since July
                                                                      1997.



As of the date of this SAI, none of the Independent Trustees nor any of their immediate family members (i.e. spouse or dependent children) serves as an officer or director or is an employee of the Trust, any of the investment advisers of the Trust's series or Distributor, or of any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.



EXECUTIVE OFFICERS



                                                                                             NUMBER OF
                                                                           PRINCIPAL         FUNDS IN         OTHER
                              POSITION(S)       TERM OF OFFICE AND       OCCUPATION(S)     FUND COMPLEX   DIRECTORSHIPS
     NAME ADDRESS AND          HELD WITH          LENGTH OF TIME          DURING PAST       OVERSEEN BY      HELD BY
      DATE OF BIRTH              TRUST                SERVED              FIVE YEARS          TRUSTEE        TRUSTEE
-------------------------   ---------------   ---------------------   ------------------   ------------   --------------
CLAYTON M. ALBRIGHT         Vice              Shall serve at the      Vice President,           N/A             N/A
1100 North Market Street    President         pleasure of the Board   RSMC since 2001;
Wilmington, DE 19890                          and until successor is  Vice President of
Date of Birth: 9/53                           elected and qualified.  WTIM since 2006;
                                              Officer since October   Vice President;
                                              1998.                   Vice President,
                                                                      Wilmington Trust
                                                                      Company since
                                                                      1997.

JOSEPH M. FAHEY, JR.        Vice              Shall serve at the      Vice President,           N/A             N/A
1100 North Market Street    President         pleasure of the Board   RSMC since 1992.
Wilmington, DE 19890                          and until successor
Date of Birth: 1/57                           is elected and
                                              qualified. Officer
                                              since November 1999.

JOHN J. KELLEY              Vice              Shall serve at the      Vice President of         N/A             N/A
1100 North Market Street    President,        pleasure of the Board   RSMC since July
Wilmington, DE 19890        Chief             and until successor     2005; Vice
Date of Birth: 9/59         Financial         is elected and          President of PFPC
                            Officer,          qualified. Officer      Inc. from January
                            Treasurer &       since September 2005.   2005 to July
                            Secretary                                 2005; Vice
                                                                      President of
                                                                      Administration,
                                                                      1838 Investment
                                                                      Advisors, LP from
                                                                      1999 to 2005;
                                                                      Chief Complaince
                                                                      Officer, 1838
                                                                      Investment

EXECUTIVE OFFICERS



                                                                                             NUMBER OF
                                                                           PRINCIPAL         FUNDS IN          OTHER
                              POSITION(S)                                OCCUPATION(S)     FUND COMPLEX    DIRECTORSHIPS
      NAME, ADDRESS            HELD WITH        TERM OF OFFICE AND        DURING PAST       OVERSEEN BY       HELD BY
    AND DATE OF BIRTH            TRUST        LENGTH OF TIME SERVED       FIVE YEARS          TRUSTEE         TRUSTEE
-------------------------   ---------------   ---------------------   ------------------   ------------   --------------
                                                                      Advisors, LP from
                                                                      2004 to 2005.

ANNA M. BENCROWSKY             Chief         Shall serve at the       Chief Compliance          N/A             N/A
1100 North Market Street       Compliance    pleasure of the Board    Officer, Rodney
Wilmington, DE 19890           Officer       and until successor      Square
Date of Birth: 5/51                          is elected and           Management
                                             qualified; Officer       Corporation
                                             since September 2004.    since 2004; Vice
                                                                      President and
                                                                      Chief Compliance
                                                                      Officer, 1838
                                                                      Investment
                                                                      Advisors, LP
                                                                      from 1998 to
                                                                      2004.



RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES. The basic responsibilities of the Trustees are to monitor the Funds' financial operations and performance, oversee the activities and legal compliance of the Funds' investment advisers and other major service providers, keep themselves informed, and exercise their business judgment in making decisions important to the Funds' proper functioning based on what the Trustees reasonably believe to be in the best interests of the shareholders. The Board is comprised of eight individuals, two of whom are considered Interested Trustees. The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (but at least quarterly) to review the investment performance of the Funds and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board met six times during the fiscal year ended June 30, 2006. The Board has an Audit Committee, a Nominating and Governance Committee, and a Regulatory Oversight Committee. The responsibilities of each committee and its members are described below.



AUDIT COMMITTEE. The Audit Committee is comprised of Messrs. Giordano, Klein and Quindlen, each of whom is an Independent Trustee. Mr. Quindlen serves as the chairman of the Audit Committee. Pursuant to its charter, the Audit Committee has the responsibility, among others, to (1) select the Trust's independent registered public accountants; (2) review and approve the scope of the independent registered public accountants' audit activity; (3) review the financial statements which are the subject of the independent registered public accountants' certifications; and (4) review with such independent registered public accountants the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal accounting controls. During the fiscal year ended June 30, 2006, there were four meetings of the Audit Committee.



NOMINATING AND GOVERNANCE COMMITTEE. The Nominating and Governance Committee is comprised of Messrs. Giordano, Quindlen and Sargent, each of whom is an Independent Trustee. Mr. Sargent serves as chairman of the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for formulating a statement of corporate governance; assessing the size, structure and composition of the Board; determining trustee qualification guidelines as well as compensation, insurance and indemnification of trustees; identifying trustee candidates; oversight of Board self-evaluations; and identifying, from time to time, qualified candidates to serve as the Chief Compliance Officer ("CCO") for the Trust. During the fiscal year ended June 30, 2006, there were three meetings of the Nominating and Governance Committee. The Nominating and Governance Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Nominating and Governance Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least ten years of employment history with employer names and a description of the employer's business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Nominating and Governance Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board. Upon the written request of shareholders holding at least 10% of a Fund's shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as trustees as specified in such written request.


REGULATORY OVERSIGHT COMMITTEE. The Regulatory Oversight Committee is comprised of Messrs. Arnold, Brucker and Sargent, each of is an Independent Trustee, and Mr. Christian, an Interested Trustee. Each Regulatory Oversight Committee member is an Independent Trustee except for Mr. Christian. Dr. Brucker serves as the chairman of the Regulatory Oversight Committee. The Regulatory Oversight Committee (i) monitors the Board's compliance with its major specific responsibilities under the 1940 Act; (ii) receives information regarding proposed and newly adopted federal and state laws and regulations as they apply to the Trust, and provides oversight of investment advisers, other major service providers, and the Trust's CCO regarding compliance with such laws and regulations as needed; (iii) provides oversight of the Trust's Rule 12b-1 fees and shareholder service fees and the payment of such fees to various investment advisers, broker-dealers and financial intermediaries; (iv) provides oversight of portfolio trade execution, brokerage commissions, soft dollar usage, and revenue sharing arrangements of the Trust's investment advisers, and make recommendations to the Board regarding such practices; (v) provides oversight of the Trust's valuation and pricing policies, procedures and practices and designated management valuation committee; (vi) provides oversight of exemptive order(s), if any, granted to the Trust by the SEC or pursuant to which the Trust is subject; (vii) provides oversight of the Trust, investment advisers, sub-advisers and principal underwriter's 17j-1 codes of ethics, including violations thereof, and makes recommendations to the Board regarding approval of such codes and material changes thereto; and (viii) monitors, in cooperation with the Nominating and Governance Committee, the CCO's performance. During the fiscal year ended June 30, 2006, there were four meetings of the Regulatory Oversight Committee.


SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all registered investment companies overseen by the Trustee within the Fund Complex, as of December 31, 2005.


                                                            AGGREGATE DOLLAR RANGE
                                                           OF EQUITY SECURITIES IN
                                                     ALL REGISTERED INVESTMENT COMPANIES
                                                        OVERSEEN BY TRUSTEE WITHIN THE
                            DOLLAR RANGE OF EQUITY                FAMILY OF
NAME OF TRUSTEE/FUND       SECURITIES IN EACH FUND           INVESTMENT COMPANIES
------------------------   -----------------------   -----------------------------------
INTERESTED TRUSTEES
   Robert J. Christian               NONE                            NONE
   Neil Wolfson                                                $50,001-$100,000
      International Fund

INDEPENDENT TRUSTEES
   Robert Arnold                     NONE                            NONE
   Eric Brucker                                                $50,001-$100,000
      Large-Cap Fund           $10,001-$50,000
   Nicholas Giordano                 NONE                      $50,001-$100,000
   Louis Klein, Jr.                  NONE                       Over $100,000
   John J. Quindlen                                             Over $100,000
      Small-Cap Fund            Over $100,000
      International Fund        Over $100,000
   Mark A. Sargent                   NONE                      $10,001-$50,000

                                                             AGGREGATE DOLLAR RANGE
                                                             OF EQUITY SECURITIES
                                                             IN ALL REGISTERED
                                                             INVESTMENT COMPANIES
                                                             OVERSEEN BY TRUSTEE
                         DOLLAR RANGE OF EQUITY SECURITIES   WITHIN THE FAMILY OF
NAME OF TRUSTEE/FUND     IN EACH FUND OF THE TRUST           INVESTMENT COMPANIES
--------------------     ---------------------------------   ----------------------
LOUIS KLEIN, JR.                        NONE                     [Over $100,000]

JOHN J. QUINDLEN                                                 [Over $100,000]
   Small-Cap Fund                 [Over $100,000]
   International Fund             [Over $100,000]

MARK A. SARGENT                         NONE                    [$10,001-$50,000]

As of December 31, 2005, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in any of the investment advisers or the Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or the Distributor.

COMPENSATION. In addition to the fees below, the Trust reimburses the Independent Trustees for their related business expenses. The following table shows the fees paid to the Independent Trustees during the fiscal year ended June 30, 2006 for their service to the Trust and the total compensation paid to the Trustees by the Fund complex:


                                              PENSION OR RETIREMENT
                              AGGREGATE        BENEFITS ACCRUED AS       ESTIMATED      TOTAL COMPENSATION
                          COMPENSATION FROM     PART OF THE TRUST     ANNUAL BENEFITS    FROM FUND COMPLEX
INDEPENDENT TRUSTEE           THE TRUST              EXPENSES         UPON RETIREMENT    PAID TO TRUSTEES
-------------------       -----------------   ---------------------   ---------------   ------------------
Robert H. Arnold               $55,500                 None                 None              $55,500
Dr. Eric Brucker                56,500                 None                 None               56,500
Robert J. Christian             21,667                 None                 None               21,667
Nicholas Giordano               71,750                 None                 None               71,750
Louis Klein, Jr.                56,500                 None                 None               89,833
Clement C. Moore, II(1)         59,500                 None                 None               59,500
John J. Quindlen                63,250                 None                 None               63,250
Mark A. Sargent                 64,000                 None                 None               64,000


----------
(1)  Mr. Moore resigned as a Trustee on July 31, 2006.

                                 CODE OF ETHICS


In accordance with Rule 17j-1 of the 1940 Act, the Trust, each investment adviser and sub-adviser to the Funds and the Distributor have adopted a code of ethics (each, a "Code" and together, the "Codes").



The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among an investment adviser, a sub-adviser, the Distributor, or the Trust. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by a Fund under certain circumstances.



Under the Code adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the Codes adopted by RSMC, PPA, ASA, M&C, BLM, EIC, BFM, SFM, First Quadrant,

GSAM, JBIM, BCAM, Acadian, AEW, REMS, Robeco, and Standish Mellon, personal trading is subject to pre-clearance and other conditions set forth in their respective Codes.



On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all Codes of Ethics relative to the Trust, including information about any material violations of the Codes. The Codes are on public file as exhibits to the Trust's registration statement filed with the SEC.


                                  PROXY VOTING

The Board of Trustees has adopted general proxy voting procedures and thereunder delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by a Fund to each investment adviser thereof, subject to the Board's continuing oversight. For those Funds which employ a sub-adviser, the investment adviser may further delegate proxy voting responsibilities to a sub-adviser of the Fund. In exercising its voting obligations, an investment adviser or sub-adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the Fund, and for the purpose of providing benefits to such Fund. An investment adviser or sub-adviser will consider the factors that could affect the value of a Fund's investment in its determination on a vote.

The investment adviser has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. The investment adviser's proxy voting procedures address these considerations and establish a framework for the investment adviser's consideration of a vote that would be appropriate for a Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing such common or routine matters.

Finally, the proxy voting procedures establish a protocol for voting of proxies in cases in which the investment adviser may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies. In such instances, the investment adviser will submit a separate report to the Board indicating the nature of the potential conflict of interest and how the determination of such vote was achieved. Attached hereto as Appendices C, D, E, F and G are the proxy voting policies and procedures for RSMC, JBIM, GSAM, BCAM and Acadian respectively.


The Funds' proxy voting record as of June 30, 2006 is available (i) without charge, upon request, by calling (800) 336-9970; (ii) on the Funds' website at http://www.wilmingtonfunds.com; and (iii) on the SEC's website at www.sec.gov.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


Persons or organizations beneficially owning 25% or more of the outstanding shares of a Fund are presumed to "control" the Fund. As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders. As of October 16, 2006 officers and Trustees of the Trust owned individually and together less than 1% of the Fund's outstanding shares. As of October 16, 2006, the name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of any class of a Fund were as follows:



                                                                      OWNERSHIP
FUND, NAME, CITY AND STATE                                           PERCENTAGE
--------------------------                                           ----------
WILMINGTON MULTI-MANAGER LARGE-CAP FUND - INSTITUTIONAL SHARES
National Financial Service Corp                                         27.60%
New York, NY 10008

Wilmington Aggressive Asset Allocation Fund                              8.01%
Wilmington, DE 19890

                                                                      OWNERSHIP
FUND, NAME, CITY AND STATE                                           PERCENTAGE
--------------------------                                           ----------
WILMINGTON MULTI-MANAGER LARGE-CAP FUND - A SHARES
Wilmington Trust Corporation                                           100.00%
Wilmington, DE 19890

WILMINGTON MULTI-MANAGER MID-CAP FUND - INSTITUTIONAL SHARES
National Financial Service Corp                                         10.11%
New York, NY 10008

Delaware Charter Guarantee & Trust                                       8.77%
Des Moines, IA 50392

WILMINGTON MULTI-MANAGER MID-CAP FUND - A SHARES
Wilmington Trust Corporation                                           100.00%
Wilmington, DE 19890

WILMINGTON MULTI-MANAGER SMALL-CAP FUND - INSTITUTIONAL SHARES
National Financial Service Corp                                         10.97%
New York, NY 10008

Delaware Charter Guarantee & Trust                                       5.74%
Des Moines, IA 50392

WILMINGTON MULTI-MANAGER SMALL-CAP FUND - A SHARES
Wilmington Trust Corporation                                            83.36%
Wilmington, DE 19890

NFS LLC FEBO                                                            16.64%
Wilmington Trust Co ROTH Cust
IRA of Carolyn C. McGrath
Milford, DE 19963

WILMINGTON MULTI-MANAGER INTERNATIONAL FUND - INSTITUTIONAL SHARES
National Financial Services Corp                                         5.85%
New York, NY 10281

WILMINGTON MULTI-MANAGER INTERNATIONAL FUND - A SHARES
Wilmington Trust Corporation                                            25.89%
Wilmington, DE 19890

NFS LLC FEBO                                                            24.49%
Wilmington Trust Co R/O Cust IRA of
Arthur W. Raine, Jr.
Salisbury, MD 21802

NFS LLC FEBO                                                            22.92%
John A. Hayes, Jr.
Cheryl A. Hayes
Greenville, DE 19807

NFS LLC FEBO                                                            11.34%
Wilmington Trust Company C/F
Rollover IRA of Natalie B. King
Wilmington, DE 19802

                                                                      OWNERSHIP
FUND, NAME, CITY AND STATE                                           PERCENTAGE
--------------------------                                           ----------
NFS LLC FEBO                                                            10.23%
Joseph G. Mendicino
Joan S. Mendicino
Middlesex, NJ 08846

NFS LLC FEBO                                                             5.13%
Wilmington Trust Co ROTH Cust
IRA of Carolyn C. McGrath
Milford, DE 19963

WILMINGTON MULTI-MANAGER REAL ASSET FUND - INSTITUTIONAL SHARES
National Financial Service Corp                                          6.46%
New York, NY 10008

WILMINGTON MULTI-MANAGER REAL ASSET FUND - A SHARES
NFS LLC FEBO                                                            47.97%
Wilmington Trust Co R/O Cust
IRA of Arthur W. Raine, Jr.
Salisbury, MD 21802

Wilmington Trust Corporation                                            37.14%
Wilmington, DE 19890

NFS LLC FEBO                                                            14.89%
Joseph G. Mendicino
Joan S. Mendicino
Middlesex, NJ 08846


                     INVESTMENT ADVISORY AND OTHER SERVICES

RODNEY SQUARE MANAGEMENT CORPORATION. RSMC serves as the investment adviser to each of the Funds. RSMC is located at 1100 North Market Street, Wilmington, Delaware 19890 and is a Delaware corporation organized on September 17, 1981. It is a wholly owned subsidiary of Wilmington Trust Corporation.


Several affiliates of RSMC are also engaged in the investment advisory business. Wilmington Trust FSB., a wholly owned subsidiary of Wilmington Trust Corporation, is a registered investment adviser. In addition, Wilmington Brokerage Services Company, a subsidiary of Wilmington Trust, and Wilmington Trust Investment Management, LLC, a direct subsidiary of Wilmington Trust Corporation, are is a registered investment advisers and broker-dealers. Cramer Rosenthal McGlynn, LLC. ("CRM") and Roxbury Capital Management ("Roxbury") are each registered investment advisers. Wilmington Trust Corporation has controlling interest in both CRM and Roxbury.



Pursuant to an investment advisory agreement between the Trust and RSMC, dated RSMC manages the assets of the Funds (the "Investment Advisory Agreement"). Prior to July 1, 2005, shareholders of each of the Funds approved a substantially identical agreement with RSMC with respect to the management of the Funds' assets. That agreement was replaced by the Investment Advisory Agreement in connection with the reorganization of the Trust and its portfolios' investment structure from a master/feeder structure to a traditional stand-alone fund structure. Prior to the withdrawal from the master/feeder structure, fees paid to RSMC were paid by one or more series of the master in which the feeder fund invested. Fees paid after July 1, 2005 are paid directly to RSMC by the Funds. On July 27, 2005, shareholders of the International Fund approved a new investment advisory agreement (with the Investment Advisory Agreement, the "Investment Advisory Agreements") which increased the advisory fee payable to RSMC. The Board of Trustees at its meeting on September 1, 2005 voted to approve the continuation of this agreement.

The Investment Advisory Agreements have an initial term of one year and continue in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees including a majority of the Independent Trustees casting votes in person at a meeting called for such purpose, or by vote of a majority of the outstanding voting securities of the Fund. The Investment Advisory Agreements may be terminated by the Fund or the investment adviser on 60 days written notice without penalty. The Investment Advisory Agreements will also terminate automatically in the event of their assignment as defined in the 1940 Act.



Under the Investment Advisory Agreements, RSMC is paid a monthly investment advisory fee at the annual rate of: 0.35% of each Fund's average daily net assets.



For its services as investment adviser, RSMC received the following fees paid by the Funds during the period indicated:



                     FISCAL YEAR ENDED
FUND                   JUNE 30, 2006
----                 -----------------
Large-Cap Fund           $  337,767
Mid-Cap Fund                149,726
Small-Cap Fund              193,584
International Fund        2,147,129
Real Asset Fund             297,162



For its services as investment adviser to series of WT Investment Trust I in which each Fund invested pursuant to its former master-feeder structure or fund-of-funds structure, as the case may be, RSMC received the following fees:



                     FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                   JUNE 30, 2005       JUNE 30, 2004
----                 -----------------   -----------------
Large-Cap Fund            $136,920            $ 18,296
Mid-Cap Fund                56,689               8,753
Small-Cap Fund              80,462                 502
International Fund         467,784             260,945
Real Asset Fund            169,540              86,807



RSMC has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses, excluding class-specific expenses such as Rule 12b-1, shareholder service and transfer agency fees, exceed the following amounts with respect to the following Funds:



FUND                 EXPENSE CAP
----                 -----------
Real Asset Fund         1.75%
Large-Cap Fund          1.00%
Mid-Cap Fund            1.15%
Small-Cap Fund          1.25%



These waivers will remain in place until June 30, 2011. The Board may, at its discretion, terminate the expense limitation arrangement with respect to any Fund prior to such termination date. Pursuant to RSMC's contractual waiver obligations, RSMC waived fees and/or reimbursed expenses in the following amounts with respect to the following Funds:



                     FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                   JUNE 30, 2006       JUNE 30, 2005       JUNE 30, 2004
----                 -----------------   -----------------   -----------------
Large-Cap Fund            $      0            $   171             $59,418
Mid-Cap Fund                57,240             13,030              35,766

Small-Cap Fund             120,032             21,493              78,124
International Fund               0                  0                   0
Real Asset Fund                  0                  0                   0



ADVISORY SERVICES. Under the terms of the Investment Advisory Agreements, RSMC agrees to: (a) direct the investments of Funds, subject to and in accordance with each Fund's investment objective, policies and limitations set forth in the prospectus and this SAI; (b) purchase and sell for each Fund, securities and other investments consistent with a Fund's objectives and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of each Fund; (d) pay the salaries of all personnel of the investment adviser performing services relating to research, statistical and investment activities on behalf of a Fund; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations;
(f) make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of each Fund and its investment activities. Additionally, RSMC agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Funds. The Trust and/or RSMC may at any time upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which RSMC delegates any or all of its duties as listed.


The Investment Advisory Agreement provides that RSMC shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.

The salaries of any officers and the Interested Trustees employed by RSMC and the salaries of all personnel of RSMC performing services for each Fund relating to research, statistical and investment activities are paid by RSMC.

Each Fund and each class of shares of a Fund pays its respective pro rata portion of the advisory fee payable by a Fund in which a Fund invests.

                              SUB-ADVISORY SERVICES


ALL FUNDS. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. WTIM may receive a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed contractual amount of RSMC's advisory fee. The fee shall be payable monthly as soon as practicable after the last day of each month. [FOR THE FISCAL YEARS ENDED JUNE 30, 2004, 2005 AND 2006, RSMC DID NOT PAY ANY SUB-ADVISORY FEES TO WTIM WITH RESPECT TO SUB-ADVISORY SERVICES PROVIDED BY WTIM TO THE Funds.]



Prior to November 1, 2005, WTIM has provided research and consulting services to RSMC since January 1, 2005 and WTIM's predecessor, Balentine & Company, provided these same services to RSMC since July 1, 2003. WTIM and/or Balentine & Company, LLC received the following fees from RSMC (not the Funds) for its services during the Fund's last three fiscal years:



FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
  JUNE 30, 2006       JUNE 30, 2005       JUNE 30, 2004
-----------------   -----------------   -----------------
     $200,734            $551,261            $101,993

THE CAP FUNDS. PPA acts as a sub-adviser to each of the Cap Funds. PPA is located at 1151 Fairview Avenue North, Seattle, Washington 98109. For its sub-advisory services, PPA receives a monthly portfolio management fee at the annual rate of: 0.25% of the first $20 million average daily net assets; 0.22% on the next $20 million of the average daily net assets; and 0.20% of the average daily net assets over $40 million of each of the Cap Funds under PPA's management. For PPA's sub-advisory services to each of the Cap Funds, PPA received the following fees, net of any waivers or reimbursements:



                  FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                JUNE 30, 2006       JUNE 30, 2005*     JUNE 30, 2004*
----              -----------------   -----------------   -----------------
Large-Cap Fund         $40,507             $50,753             $43,542
Mid-Cap Fund            24,998              26,116              20,210
Small-Cap Fund          31,668              34,755              27,526



----------
* For PPA's services as a sub-adviser to the Large Cap Quantitative Series, Mid Cap Quantitative Series and Small Cap Quantitative Series of WT Investment Trust I in which the Large-Cap Fund, Mid Cap Fund and Small Cap Fund, respectively, invested pursuant to its former fund-of-funds structure.



LARGE-CAP FUND. ASA, First Quadrant and M&C act as sub-advisers to the Large-Cap Fund. ASA, First Quadrant and M&C are located at 45 Grove Street, New Canaan, Connecticut, 06840, 800 East Colorado Boulevard, Suite 900, Pasadena, California 91101 and at 3455 Peachtree Road NE Suite 1200, Atlanta, Georgia 30326, respectively. For its sub-advisory services, ASA receives a monthly portfolio management fee at the annual rate of: 0.50% of the first $25 million of average daily net assets under ASA's management; 0.45% of the next $25 million of average daily net assets under ASA's management; and 0.40% of the average daily net assets over $50 million under ASA's management. For its sub-advisory services, M&C receives a monthly portfolio management fee at the annual rate of:
0.65% of the first $10 million of average daily net assets under M&C's management; 0.50% of the next $10 million of average daily net assets under M&C's management; 0.35% of the next $50 million of average daily net assets under M&C's management; and 0.25% of the average daily net assets over $70 million under M&C's management. For its sub-advisory services, First Quadrant receives a monthly portfolio management fee at the annual rate of: 0.50% of the first $75 million of average daily net assets under First Quadrant's management and assets of certain similarly managed assets in client accounts of RSMC and its affiliates ("First Quadrant's Assets Under Management"); 0.35% of the next $75 million of First Quadrant's Assets Under Management; 0.30% of the next $175 million of First Quadrant's Assets Under Management; and 0.21% of First Quadrant's Assets Under Management over $300 million. For their sub-advisory services, the sub-advisers of the Large Cap Fund received the following fees, net of any waivers or reimbursements:



                 FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                   JUNE 30, 2006       JUNE 30, 2005*      JUNE 30, 2004*
                 -----------------   -----------------   -----------------
ASA                  $107,881             $97,142             $72,074
First Quadrant         90,267                 N/A                 N/A
M&C                    65,504              52,596              64,021



----------
* For each of ASA's and M&C's services as sub-adviser to the Large Cap Multi-Manager Series of WT Investment Trust I in which the Large-Cap Fund invested pursuant to its former fund-of-funds structure.

MID-CAP FUND. BLM, EIC and Robeco act as sub-advisers to the Mid-Cap Fund. BLM is located at 757 Third Avenue, New York, New York 10017. EIC is located at 3007 Piedmont Road, Atlanta, Georgia 30305. Robeco is located at 909 Third Avenue, 32nd Floor, New York, NY 10022.



For its sub-advisory services, BLM receives a monthly portfolio management fee at the annual rate of: 0.55% of the first $75 million of average daily net assets under BLM's management; and 0.40% of the average daily net assets over $75 million under BLM's management. For its sub-advisory services, EIC receives a monthly portfolio management fee at the annual rate of: 0.50% of the first $25 million of average daily net assets under EIC's management; 0.45% of the average daily net assets of the next $25 million under EIC's management; and 0.40% of the average daily net assets over $50 million under EIC's management. For their sub-advisory services, the sub-advisers of the Mid-Cap Fund received the following fees, net of any waivers or reimbursements:



         FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
           JUNE 30, 2006       JUNE 30, 2005*      JUNE 30, 2004*
         -----------------   -----------------   -----------------
BLM           $73,542             $65,633             $46,695
EIC            35,157              32,301              21,776
Robeco            N/A                 N/A                 N/A



----------
* For each of BLM's and EIC's services as sub-adviser to the Mid Cap Multi-Manager Series of WT Investment Trust I in which the Mid-Cap Fund invested pursuant to its former fund-of-funds structure.



SMALL-CAP FUND. BFM and SFM act as sub-advisers to the Small-Cap Fund. BFM and SFM are located at 200 Clarendon Street, Boston, Massachusetts, 02116, and at 300 Frank W. Burr Boulevard, 7th Floor, Glenpointe East, Teaneck, New Jersey, 07666, respectively. For its sub-advisory services, BFM receives a monthly portfolio management fee at the annual rate of: 0.70% of the first $100 million of average daily net assets under BFM's management; and 0.60 % of the average daily net assets over $100 million under BFM's management. For its sub-advisory services, SFM receives a monthly portfolio management fee at the annual rate of:
0.80% of the first $25 million of average daily net assets under SFM's management; 0.70% of the next $50 million of average daily net assets under SFM's management; and 0.55% of the average daily net assets over $75 million under SFM's management. For their sub-advisory services, the sub-advisers of the Small Cap Fund received the following fees, net of any waivers or reimbursements:



         FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
           JUNE 30, 2006       JUNE 30, 2005*      JUNE 30, 2004*
         -----------------   -----------------   -----------------
BFM           $121,816            $123,669            $86,702
SFM            171,920             140,480             92,533



----------
* For each of BFM's and SFM's services as sub-adviser to the Small Cap Multi-Manager Series of WT Investment Trust I in which the Small-Cap Fund invested pursuant to its former fund-of-funds structure.


INTERNATIONAL FUND. JBIM, GSAM, BCAM and Acadian act as sub-advisers to the International Fund. JBIM, GSAM, BCAM and Acadian are located, respectively at:
330 Madison Avenue, New York, New York 10017; 32 Old Slip, New York, New York 10005; One Boston Place, Boston, MA 02109; and One Post Office Square, Boston, MA 02109. JBIM is a Delaware limited liability company which is a wholly-owned subsidiary of Julius Baer Securities Inc., a registered broker-dealer, which in turn is a wholly-owned subsidiary of Julius Baer Holding Ltd., a Swiss corporation. Bank Julius Baer & Co. Ltd., an affiliate of JBIM, is a private bank located in Zurich, Switzerland and is principally engaged in securities portfolio management, investment advisory services and related functions. The Julius Baer Group, founded in 1890, is one of Switzerland's leading investment institutions and manages assets for institutional and private clients around the world. Recognizing the need to expand its presence in the U.S. institutional marketplace, it created JBIM in 1983. GSAM, is a wholly-owned subsidiary of The Goldman Sachs Group, Inc., part of the Investment Management Division ("IMD"), and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). Mellon Trust of New England, N.A., located at One Boston Place, Boston, MA 02109, owns a majority interest in BCAM. Old Mutual Asset Managers (U.S.) LLC, located at 200 Clarendon Street, 53rd Floor, Boston, MA 02116, is the sole shareholder of Acadian. Old Mutual (U.S.) Holdings Inc. is the sole shareholder of Old Mutual Asset Managers (U.S.) LLC. OM Group (UK) Limited is the sole shareholder of Old

Mutual (U.S.) Holdings Inc. and Old Mutual PLC is the sole shareholder of OM Group (UK) Limited. The International Fund is directly responsible for paying each of its sub-advisers the following sub-advisory fees as a percentage of average daily net assets allocated to and managed by each sub-adviser:


                     SUB-ADVISORY FEE AS A PERCENTAGE
SUB-ADVISER       OF AVERAGE DAILY NET ASSETS ("ASSETS")
-----------   ---------------------------------------------
JBIM          0.50%
GSAM          0.50%
BCAM          0.95% on the first $25 million in Assets; and
              0.85% on Assets over $25 million.
Acadian       0.75% on the first $25 million in Assets;
              0.65% on the next $25 million in Assets;
              0.50% on the next $100 million in Assets; and
              0.40% on Assets over $150 million.



For their sub-advisory services, the sub-advisers of the International Fund received the following fees, net of any waivers or reimbursements:



          FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
            JUNE 30, 2006       JUNE 30, 2005       JUNE 30, 2004
          -----------------   -----------------   -----------------
JBIM          $1,269,146           $786,025            $453,502
GSAM           1,326,115            778,825             416,316
BCAM             273,196                N/A                 N/A
Acadian          274,243                N/A                 N/A



----------
* For each of JBIM's and GSAM's services as sub-adviser to the International Multi-Manager Series of WT Investment Trust I in which the International Fund invested pursuant to its former master-feeder structure.





REAL ASSET FUND. The sub-advisers to the Real Asset Fund are AEW, REMS and Standish Mellon. AEW, REMS and Standish Mellon are located, respectively, at:
Two Seaport Lane, World Trade Center East, Boston, MA 02210; 1100 Fifth Avenue South, Suite 301, Naples, FL 34102; and Mellon Financial Center, One Boston Place, Suite 024-0344, Boston, MA 02108. AEW is an affiliate of AEW Capital Management, L.P. ("AEW Capital"). AEW Capital is a subsidiary of (and therefore may be deemed to be controlled by) IXIS Asset Management North America, L.P. Edward Turville, a managing director of REMS and portfolio manager of the Fund, and Beach Investment Counsel, Inc., a registered investment adviser, are control persons under the 1940 Act due to ownership interests of 50% and 30%, respectively, of REMS. Mellon Financial Corporation wholly owns Standish Mellon. The Real Asset Fund is directly responsible for paying each of its sub-advisers the following sub-advisory fees as a percentage of average daily net assets allocated to and managed by a sub-adviser:

                  SUB-ADVISORY FEE AS A PERCENTAGE OF
SUB-ADVISER       AVERAGE DAILY NET ASSETS ("ASSETS")
-----------       -----------------------------------
AEW               0.55% of the first $25 million in Assets;
                  0.45% of the next $25 million in Assets;
                  0.35% of Assets over $50 million

REMS              0.55% of the first $25 million in Assets;
                  0.45% of the next $25 million in Assets;
                  0.35% of Assets over $50 million

Standish Mellon   0.08% of the first $25 million in Assets;
                  0.04% of the next $25 million in Assets;
                  0.02% of Assets over $50 million


For their sub-advisory services, the sub-advisers of the Real Asset Fund received the following fees, net of any waivers or reimbursements:



                  FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                    JUNE 30, 2006       JUNE 30, 2005*     JUNE 30, 2004*
                  -----------------   -----------------   -----------------
AEW                    $123,985            $85,686             $60,483
REMS                    112,215             75,966              57,056
Standish Mellon           3,429                N/A                 N/A



----------
* For each of JBIM's and GSAM's services as sub-adviser to the Real Estate Multi-Manager Series of WT Investment Trust I in which the International Fund invested pursuant to its former master-feeder structure.



SUB-ADVISORY FEE WAIVER AGREEMENT. For purposes of calculating the sub-advisory fee payable by a Fund, each sub-adviser (each, a "Participating Sub-Adviser") has entered into an agreement with RSMC to waive a portion of its fee in an amount equal to the difference between the sub-advisory fee calculated as stated in each Participating Sub-Adviser's sub-advisory agreement and the sub-advisory fee calculated pursuant to a separate fee waiver agreement. Under the fee waiver agreement, a Participating Sub-Adviser's fee calculation is based on the average daily net asset value of a Fund Account together with the account values of certain similarly managed assets in client accounts of RSMC and its affiliates. In effect, the fee waiver agreement allows the calculation of the sub-advisory fee using asset levels that trigger a reduced rate sooner than if only a Fund account assets were considered in determining the sub-advisory fee. Although the fee waiver agreement lowers the effective sub-advisory fee paid by a Fund and such reduction will accrue to the benefit of the shareholders of the Fund, the lower effective sub-advisory fee paid by the Adviser on behalf of the similarly managed assets in client accounts of RSMC and its affiliates will accrue to the benefit of RSMC and its affiliates. This additional benefit to RSMC is the direct result of using Fund account assets to reduce the sub-advisory fee paid to the Participating Sub-Adviser for services to the similarly managed assets.


SUB-ADVISORY AGREEMENTS. Each Sub-Advisory Agreement provides that the sub-adviser has discretionary investment authority with respect to the portion of a Fund's assets allocated to it by RSMC, subject to the restrictions of the 1940 Act, the Internal Revenue Code of 1986, as amended, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, a Fund's investment objective, policies and restrictions and the instructions of the Board of Trustees and RSMC.

Each Sub-Advisory Agreement provides that the sub-adviser will not be liable for any action taken, omitted or suffered to be taken except if such acts or omissions are the result of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Sub-Advisory Agreement continues in effect for two years and then from year to year so long as continuance of each such Sub-Advisory Agreement is approved at least annually (i) by the vote of a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval and (ii) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund. Each Sub-Advisory Agreement terminates automatically in the event of its assignment and is terminable on written notice by the Trust (without penalty, by action of the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities) or by RSMC or the sub-adviser. Each Sub-Advisory Agreement provides that written notice of termination must be provided sixty days prior to the termination date, absent mutual agreement for a shorter notice period.


ADVISORY FEES. For services performed under the Investment Advisory Agreement and the Sub-Advisory Agreements during the last three fiscal years, the Funds, directly or indirectly, incurred advisory fees, net of any fee waivers or reimbursements, as set forth below:



                     FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                   JUNE 30, 2006       JUNE 30, 2005       JUNE 30, 2004
----                 -----------------   -----------------   -----------------
Large-Cap Fund           $  641,926          $  523,142         $  308,539
Mid-Cap Fund                234,791             306,465            181,578
Small-Cap Fund              398,956             496,027            274,462
International Fund        5,289,829           2,034,305          1,130,763
Real Asset Fund             536,791             330,750            203,241


                     ADMINISTRATION AND ACCOUNTING SERVICES


Pursuant to an Administration Agreement dated May 1, 2006, RSMC performs certain administrative services for the Trust including, among other things, assisting in the preparation of the annual post-effective amendments to the Trust's registration statement, assisting in obtaining the fidelity bond and directors' and officers'/errors and omissions insurance policies, preparing notices, agendas, and resolutions for quarterly Board meetings, maintaining the Trust's corporate calendar, maintaining Trust contract files, providing non-investment related statistical and research data as may be requested by the Board, and providing executive and administrative services to support the Independent Trustees. Pursuant to a Sub-Administration and Accounting Services Agreement dated May 1, 2006, PFPC Inc. ("PFPC") performs certain administrative and accounting services for the Trust such as preparing shareholder reports, providing statistical and research data, assisting the investment adviser in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Trust. In addition, PFPC prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Trust. The accounting services performed by PFPC include determining the NAV per share of each Fund and maintaining records relating to the securities transactions of the Funds.



Prior to May 1, 2006, pursuant to an Administration and Accounting Services Agreement dated October 1, 2004, PFPC Inc. ("PFPC") performed certain administrative services for the Trust and the Funds in addition to the accounting services it currently provides. From September 1, 2002 to October 1, 2004, RSMC, an affiliate of the Trust, provided administrative and accounting services and PFPC provided certain sub-administration services.



For its services as administrator or sub-administrator, as the case may be, for the fiscal years ended June 30, 2006, 2005, and 2004, RSMC received the following fees paid by the Funds during the period indicated:



                     FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                   JUNE 30, 2006       JUNE 30, 2005       JUNE 30, 2004
----                 -----------------   -----------------   -----------------
Large-Cap Fund            $ 3,295             $25,705             $ 97,881
Mid-Cap Fund                1,299              15,960               78,739
Small-Cap Fund              1,496              22,343               87,935
International Fund         21,585              69,927              217,091
Real Asset Fund             4,284              16,418               76,811



For its services as administrator or sub-administrator, as the case may be, for the fiscal years ended June 30, 2006, 2005, and 2004, each Fund paid PFPC the following fees, after waivers, during the period indicated:



                     FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                   JUNE 30, 2006       JUNE 30, 2005       JUNE 30, 2004
----                 -----------------   -----------------   -----------------
Large-Cap Fund            $103,480            $97,865               *

                     FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                   JUNE 30, 2006       JUNE 30, 2005       JUNE 30, 2004
----                 -----------------   -----------------   -----------------
Mid-Cap Fund                56,253              80,610               *
Small-Cap Fund              79,995              97,508               *
International Fund         546,888             290,970               *
Real Asset Fund             76,673              67,415               *



----------
* Fees for services provided by PFPC were not paid by the Funds; instead RSMC paid PFPC for its services from the fees it collected under the advisory and administration agreement with the Funds.



Pursuant to a Compliance Services Agreement dated May 1, 2006, RSMC also provides the following services to the Trust and the Funds: employs an individual suitable to the Board to fulfill the role of CCO of the Trust; monitors each Fund's compliance with the investment restrictions as are set forth in the 1940 Act and the rules thereunder, the Internal Revenue Code, and the investment objectives, policies and restrictions of the Trust applicable to each Fund of the Trust and provides regular reports on such compliance; and assists the CCO to maintain the policies and procedures that are reasonably designed to prevent violations of the securities laws and regulations. In consideration of the provision of these services, RSMC, investment adviser to the Funds, receives an annual fee equal to three-fourths of the CCO's total compensation.


                          ADDITIONAL SERVICE PROVIDERS


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP serves as the independent registered public accounting firm to the Trust, providing services which include (1) auditing the annual financial statements for the Funds, (2) assistance and consultation in connection with SEC filings and (3) review of the annual federal income tax returns filed on behalf of each Fund. Ernst & Young LLP is located at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, PA 19103.


LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Trust.


CUSTODIANS. Wilmington Trust Company, 1100 North Market Street, Wilmington, DE 19890, serves as the Custodian of the Funds, except for the International Fund. The Custodian's services include, in addition to the custody of all cash and securities owned by the Trust, the maintenance of custody accounts in the Custodian's trust department, the segregation of all certificated securities owned by the Trust, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody accounts of the Trust, releasing and delivering securities from the custody accounts of the Trust, maintaining records with respect to such custody accounts, delivering to the Trust a daily and monthly statement with respect to such custody accounts and causing proxies to be executed. Wilmington Trust Company receives a fee for its services based on the average daily net assets of the Trust and has appointed PFPC Trust Company as Sub-Custodian of the Trust and, with respect to the International Fund as the Custodian. PFPC Trust Company also serves as the Custodian to the International Fund. Citibank, N.A. serves as the Trust's foreign custody manager.



TRANSFER AGENT. PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Trust's Transfer Agent and Dividend Paying Agent.


                   DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN


Professional Funds Distributor, LLC (the "Distributor"), 760 Moore Road, King of Prussia, PA 19406, serves as a principal underwriter of the Funds' shares pursuant to a Distribution Agreement with the Trust. Pursuant to the terms of the Distribution Agreement, the Distributor is granted the right to sell the shares of the Funds as agent for the Trust. Shares of the Funds are offered continuously.


Under the terms of the Distribution Agreement, the Distributor agrees to use efforts deemed appropriate by the Distributor to solicit orders for the sale of shares of the Funds and will undertake such advertising and promotions as it believes reasonable in connection with such solicitation. To the extent that the Distributor receives fees under the

Funds' Plans of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plans"), the Distributor will furnish or enter into arrangement with others for the furnishing of marketing or sales services with respect to the A Shares as may be required pursuant to such plan. Moreover, to the extent that the Distributor receives shareholder service fees under any shareholder services plan adopted by the Funds, the Distributor will furnish or enter into arrangements with others for the furnishing of personal or account maintenance services with respect to the relevant shareholders of the Funds as may be required pursuant to such plan. The Distributor receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Funds' Institutional Shares or Service Shares.



The Distribution Agreement became effective as of January 1, 2004 and continued in effect for a period of two years. Thereafter, the agreement continues in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Funds or their shareholders for losses arising in connection with the sale of Fund shares



The Distribution Agreement terminates automatically in the event of an assignment. The Distribution Agreement is also terminable without payment of any penalty with respect to any Fund (i) (by vote of a majority of the Trustees of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Fund or any agreements related to a Rule 12b-1 Plan, or by vote of a majority of the outstanding voting securities of the applicable Fund) on sixty (60) days written notice to the Distributor; or (ii) by the Distributor on sixty (60) days written notice to the Fund. The Distributor will be compensated for distribution services according to the A Shares Rule 12b-1 Plan regardless of the Distributor's expenses.



The A Shares Rule 12b-1 Plan provides that the Distributor will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Distributor may pay certain financial institutions ("Service Organizations") such as banks or broker-dealers who have entered into servicing agreements with the Distributor and other financial institutions for distribution and shareholder servicing activities.



The A Shares Rule 12b-1 Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed 0.25% on an annualized basis of the A Shares of each Fund's average net assets to compensate the Distributor for making payments to certain Service Organizations who have sold A Shares of the Funds and for other distribution expenses.



For the fiscal year ended June 30, 2006, the A Shares of each of the Funds paid the Distributor Rule 12b-1 fees in respect of broker-dealer compensation as:



FUND                 RULE 12B-1 FEE
----                 --------------
Large-Cap Fund            $14
Mid-Cap Fund               14
Small-Cap Fund             16
International Fund         20
Real Asset Fund            14


For the fiscal years ended June 30, 2004, 2005 and 2006, the Funds did not pay any Rule 12b-1 fees to the Distributor with respect to broker-dealer compensation.


Under the A Shares Rule 12b-1 Plan, if any payments made by the investment adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by each Fund of the distribution of its A Shares, such payments are authorized. Each Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Rule 12b-1 Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments.



When purchasing A Shares, a sales charge will be incurred at the time of purchase (a "front-end sales charge") based on the dollar amount of the purchase. Information regarding the front-end sales charge is provided in the A Shares prospectus under "Purchase of Shares - Front End Sales Charge."


                               PORTFOLIO MANAGERS

The management of the Funds and their sub-advisers is the responsibility of a group of RSMC and WTIM investment professionals. The information provided below supplements the information provided in the Prospectuses under the heading "Fund Management" with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of each of the Funds, including information regarding:


     (i) "Other Accounts Managed." Other accounts managed by portfolio managers and management team members jointly and primarily responsible for the day-to-day management of the funds for the fiscal year ended June 30, 2006;



     (ii) "Material Conflicts of Interest." Material conflicts of interest identified by RSMC, WTIM and each sub-adviser that may arise in connection with a portfolio manager's management of a Fund's investments and investments of other accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between a Fund and other accounts managed by the portfolio manager. Additional conflicts of interest may potentially exist or arise that are not discussed below;



     (iii) "Compensation." A description of the structure of, and method used to determine the compensation received by the Funds' portfolio managers or management team members from the Funds, the adviser or any other source with respect to managing the Funds and any other accounts for the fiscal year ended June 30, 2006; and



     (iv) "Ownership of Securities." Information regarding each portfolio manager's dollar range of equity securities beneficially owned in the Funds as of June 30, 2006.


ALL FUNDS

     WILMINGTON TRUST INVESTMENT MANAGEMENT LLC, SUB-ADVISER

          Other Accounts Managed (As of June 30, 2006).


                                                                                Total Assets
                                                                               Managed subject
                                                         Number of Accounts   to a Performance
                           Total Number                  Managed subject to         Based
Portfolio Manager/          of Accounts   Total Assets      a Performance       Advisory Fee
Type of Accounts              Managed      (millions)    Based Advisory Fee      (millions)
------------------         ------------   ------------   ------------------   ----------------
ROBERT E. REISER
   Registered Investment
   Companies:                     9          $1,604              0                   $0
   Other Pooled                  15          $3,404              0                   $0
   Investment Vehicles:
   Other Accounts:                0          $    0              0                   $0

                                                                                Total Assets
                                                                               Managed subject
                                                         Number of Accounts   to a Performance
                           Total Number                  Managed subject to         Based
Portfolio Manager/          of Accounts   Total Assets      a Performance       Advisory Fee
Type of Accounts              Managed      (millions)    Based Advisory Fee      (millions)
------------------         ------------   ------------   ------------------   ----------------
R. SAMUEL FRAUNDORF
   Registered Investment
   Companies:                     9          $1,604              0                   $0
   Other Pooled                  15          $3,404              0                   $0
   Investment Vehicles:
   Other Accounts:                0          $    0              0                   $0

GEORGE CHEN
   Registered Investment
   Companies:                     9          $1,604              0                   $0
   Other Pooled                  15          $3,404              0                   $0
   Investment Vehicles:
   Other Accounts:                0          $    0              0                   $0

AMANDA COGAR
   Registered Investment
   Companies:                     9          $1,604              0                   $0
   Other Pooled                  15          $3,404              0                   $0
   Investment Vehicles:
   Other Accounts:                0          $    0              0                   $0

ADRIAN CRONJE
   Registered Investment
   Companies:                    12          $1,778              0                   $0
   Other Pooled                  16          $3,449              0                   $0
   Investment Vehicles:
   Other Accounts:              297          $  204              0                   $0


Material Conflicts of Interest. Portfolio managers may experience certain conflicts of interest in managing a Fund's investments, on the one hand, and the investments of other accounts, including other funds, on the other. For example, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. WTIM has policies and procedures to address potential conflicts of interest relating to the allocation of investment opportunities. WTIM's policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager that might be eligible for a particular investment. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.


The management of multiple Funds and other accounts may give rise to potential conflicts of interest, particularly if the Funds and accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the management of other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, which may constitute a conflict with the interest of the Fund. WTIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers' substantial resources to assist and support. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

WTIM does not receive a performance fee for its management of the Funds. WTIM and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investment to favor accounts other than the Funds--for instance, those that pay a higher advisory fee. The policies of WTIM, however, require that portfolio managers treat all accounts they manage equitable and fairly.

WTIM has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in WTIM's reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage costs. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transaction were not being executed concurrently for other accounts. In addition, in many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. The Trust has also adopted policies and procedures in accordance with Rule 17a-7, Rule 17e-1 and Rule 10f-3 under the 1940 Act, in order to ensure compliance with the rules and fair and equitable treatment of the Funds and clients involved in such transactions.


Portfolio managers may also experience certain conflicts between their own personal interests and the interests of the accounts they manage, including the Funds. One potential conflict may arise if a portfolio manager was to have a larger personal investment in one portfolio than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the account in which he or she holds a larger stake. WTIM's Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager's investment activities by requiring prior written approval from the Code of Ethics Compliance Officer for portfolio managers participating in investment clubs or providing investment advice to any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of WTIM and its affiliates.



Compensation. Each portfolio manager is paid a salary based on his or her job position and an annual bonus that includes four measures: Performance, Teamwork and Support of the Business, Writing and Communications, and Skill and Professional Development. Performance accounts for 40% of a portfolio manager's bonus. Pre-tax performance is measured for each of the Funds, the Balentine private funds and the Wilmington Strategies for 1, 2, and 3 year periods, and compared to index and peer group returns. The bonus is a percent of the salary and varies with the employee's job responsibilities. For Mr. Chen and Ms. Cogar the maximum bonus is 25%. For Mr. Fraundorf the maximum bonus is 75%. For Mr. Reiser, the maximum bonus is 100%. For members of the Investment Strategy Team (Messrs. Reiser, and Fraundorf) 25% of their bonus is determined by all investment strategies of Wilmington to include the equity and fixed income portfolios. All portfolio managers also participate in the Wilmington retirement plans.



Ownership of Securities (As of June 30, 2006). No portfolio manager beneficially owned equity securities in the Funds.


LARGE-CAP FUND, MID-CAP FUND AND SMALL-CAP FUND

     PARAMETRIC PORTFOLIO ASSOCIATES, LLC

          Other Accounts Managed (As of June 30, 2006).


                                                                                  Total Assets
                                                                               Managed subject
                                                         Number of Accounts   to a Performance
                           Total Number                  Managed subject to         Based
Portfolio Manager/          of Accounts   Total Assets      a Performance       Advisory Fee
Type of Accounts              Managed      (millions)    Based Advisory Fee      (millions)
------------------         ------------   ------------   ------------------   ----------------
THOMAS SETO
   Registered Investment
   Companies:                     12          $5,179             0                   $0
   Other Pooled                    0          $    0             0                   $0
   Investment Vehicles:

                                                                                  Total Assets
                                                                               Managed subject
                                                         Number of Accounts   to a Performance
                           Total Number                  Managed subject to         Based
Portfolio Manager/          of Accounts   Total Assets      a Performance       Advisory Fee
Type of Accounts              Managed      (millions)    Based Advisory Fee      (millions)
------------------         ------------   ------------   ------------------   ----------------
   Other Accounts:             7,282         $11,577             0                   $0


Material Conflicts of Interest. The portfolio manager, acting according to each Fund's investment mandate, fully replicates the index. Thus, there is little risk of the portfolio manager acting against a Fund's interests.

Compensation. Compensation Structure. Compensation of PPA portfolio managers and other investment professionals has three primary components: (1) a base salary,
(2) a quarterly cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of Eaton Vance Corp.'s (PPA's parent company) nonvoting common stock.

PPA investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of PPA investment professionals is reviewed primarily on an annual basis. Stock-based compensation awards and adjustments in base salary and bonus are typically paid and/or put into effect at or shortly after calendar year-end.

Method to Determine Compensation. PPA seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers with other job responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers' performance in meeting them. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of PPA and Eaton Vance Corp. Cash bonuses are determined based on a target percentage of PPA profits.

While the salaries of PPA portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year, based on changes in financial performance and other factors.

     Ownership of Securities (As of June 30, 2006). Mr. Seto did not beneficially own any shares of the Funds as of June 30, 2006.


LARGE-CAP FUND


     ARMSTRONG SHAW ASSOCIATES INC.

          Other Accounts Managed (As of June 30, 2006).


                                                                                  Total Assets
                                                                               Managed subject
                                                         Number of Accounts   to a Performance
                           Total Number                  Managed subject to         Based
Portfolio Manager/          of Accounts   Total Assets      a Performance       Advisory Fee
Type of Accounts              Managed      (millions)    Based Advisory Fee      (millions)
------------------         ------------   ------------   ------------------   ----------------
JEFFREY SHAW
   Registered Investment
   Companies:                     5          $1,336               1                 $500
   Other Pooled                   3          $  338               0                 $  0
   Investment Vehicles:
   Other Accounts:              184          $7,286               1                 $  5


Material Conflicts of Interest. Armstrong Shaw Associates does not foresee any potential material conflict of interest in connection with its portfolio manager's management of the Fund's investments and the investments of other accounts managed. Notwithstanding any client restrictions, all accounts at Armstrong Shaw follow the same model portfolio.

Compensation. Compensation at ASA is comprised primarily of two components: salary and bonus. The salary portion of compensation is fixed and based on a combination of factors including, but not necessarily limited to, industry experience, firm experience and job performance. The bonus portion of compensation is variable, depending on both overall firm results (i.e. profitability) and merit. Bonuses are a very meaningful piece of overall compensation. Every one at the firm participates in the bonus program. The remaining components of compensation, for eligible employees, are the company sponsored and paid retirement plan and health benefits.

Ownership of Securities (As of June 30, 2006). Mr. Shaw did not beneficially own any shares of the Funds as of June 30, 2006.

MONTAG & CALDWELL, INC.

          Other Accounts Managed (As of June 30, 2006).


                                                                                Total Assets
                                                                               Managed subject
                                                         Number of Accounts   to a Performance
                           Total Number                  Managed subject to         Based
Portfolio Manager/          of Accounts   Total Assets      a Performance       Advisory Fee
Type of Accounts              Managed      (millions)    Based Advisory Fee      (millions)
------------------         ------------   ------------   ------------------   ----------------
RONALD E. CANAKARIS
   Registered Investment
   Companies:                     4          $3,699              0                   $0
   Other Pooled                   0          $    0              0                   $0
   Investment Vehicles:
   Other Accounts:                8          $2,248              0                   $0

HELEN M. DONAHUE
   Registered Investment
   Companies:                     0          $    0              0                   $0
   Other Pooled                   0          $    0              0                   $0
   Investment Vehicles:
   Other Accounts:              334          $  474              0                   $0

GROVER C. MAXWELL III
   Registered Investment
   Companies:                     0          $    0              0                   $0
   Other Pooled                   0          $    0              0                   $0
   Investment Vehicles:
   Other Accounts:               33          $  641              0                   $0


Material Conflicts of Interest. Since all of M&C portfolios, including that managed for the Trust, have the same goals and objectives and the same holdings, barring any client restrictions, there is no conflict arising from M&C's handling of multiple accounts. The strategies are similar across the board since the firm manages only one product - large cap growth. Compensation is not based on the performance of individual client accounts but rather for the firm as a whole. The Code of Ethics governs personal trading by all employees and contains policies and procedures to ensure that client interests are paramount.

Compensation. Compensation, which includes salary and bonus, is determined by the firm's Executive Committee based on the success of the firm in achieving clients' investment objectives and providing excellent client service. Compensation is not based on the performance of individual client accounts but rather for the firm as a whole. The compensation levels for individual officers are subjectively determined by the Executive Committee which strives to be very fair to all officers and which is reflected in the long-term continuity of the team. Base salaries for all portfolio managers are a smaller percentage of overall compensation than are bonuses which are based on the profitability and overall success of M&C as a firm.

Ownership of Securities (As of June 30, 2006). No Portfolio Manager beneficially owned any shares of the Funds as of June 30, 2006.

     FIRST QUADRANT, L.P.

          Other Accounts Managed (As of June 30, 2006).


                                                                                        Total Assets
                                                                                          Managed
                                                                Number of Accounts     subject to a
                                                                Managed subject to   Performance Based
Portfolio Manager/            Total Number of   Total Assets   a Performance Based     Advisory Fee
Type of Accounts             Accounts Managed    (millions)        Advisory Fee         (millions)
------------------           ----------------   ------------   -------------------   -----------------
CHRISTOPHER G. LUCK
   Registered Investment
   Companies:                        5            $   332.9              0                 $    0
   Other Pooled
   Investment
   Vehicles:                         6            $   268.9              3                 $   93
   Other Accounts:                  53            $ 7,237.9              9                 $3,178

R. MAX DARNELL
   Registered Investment
   Companies:                        1            $    18.7              0                 $    0
   Other Pooled
   Investment
   Vehicles:                        10            $ 2,644.7              5                 $1,362
   Other Accounts:                  32            $17,817.1             15                 $6,839


Material Conflicts of Interest. First Quadrant's portfolio managers have no material conflicts of interest in managing the Fund.

Compensation. The portfolio managers receive a base salary as determined by First Quadrant's Executive Committee based upon their individual job responsibilities and performance. They are eligible for annual bonuses based in part upon the financial success of the firm and their contributions to that success as evaluated by the Executive Committee. In addition, they receive an annual contribution from the firm's 401(k) and Profit Sharing Plan.

Ownership of Securities (As of June 30, 2006). Neither Mr. Luck nor Mr. Darnell beneficially owned any shares of the Funds as of June 30, 2006.

MID-CAP FUND

     BENNETT LAWRENCE MANAGEMENT, LLC.

          Other Accounts Managed (As of June 30, 2006).


                                                                                        Total Assets
                                                                                          Managed
                                                                Number of Accounts     subject to a
                                                                Managed subject to   Performance Based
Portfolio Manager/            Total Number of   Total Assets   a Performance Based     Advisory Fee
Type of Accounts             Accounts Managed    (millions)        Advisory Fee         (millions)
------------------           ----------------   ------------   -------------------   -----------------
VAN SCHREIBER/
W. ALEXANDER L. ELY
   Registered Investment
   Companies:                         4           $  130.6               0                  $  0
   Other Pooled

                                                                                       Total Assets
                                                                                         Managed
                                                               Number of Accounts     subject to a
                                                               Managed subject to   Performance Based
Portfolio Manager/           Total Number of   Total Assets   a Performance Based     Advisory Fee
Type of Accounts            Accounts Managed    (millions)        Advisory Fee         (millions)
------------------          ----------------   ------------   -------------------   -----------------
   Investment
   Vehicles:                         9           $  299.3               9                  $299
   Other Accounts:                 289           $1,592.1               0                  $  0


Material Conflicts of Interest. BLM does not foresee any potential material conflict of interest in connection with its portfolio managers' management of the Fund's investments and the investments of other accounts managed.

Compensation. The portfolio managers of BLM are Members (Owners) of the company, and, as such, they receive a fixed base salary and their bonus is dependent upon firm profitability.

Ownership of Securities (As of June 30, 2006). Neither Mr. Van Schreiber nor Mr. Ely beneficially owned any shares of the Funds as of June 30, 2006.

     EQUITY INVESTMENT CORPORATION.


          Other Accounts Managed (As of June 30, 2006). (excluding the Wilmington Mid-Cap Mutual Fund)



                                                                                        Total Assets
                                                                                          Managed
                                                                Number of Accounts     subject to a
                                                                Managed subject to   Performance Based
Portfolio Manager/           Total Number of    Total Assets   a Performance Based     Advisory Fee
Type of Accounts             Accounts Managed    (millions)        Advisory Fee         (millions)
------------------           ----------------   ------------   -------------------   -----------------
JAMES F. BARKSDALE
   Registered
   Investment
   Companies:                         0            $    0               0                   $0
   Other Pooled
   Investment
   Vehicles:                          3            $ 71.7               0                   $0
   Other Accounts:                  436            $396.1               2                   $5


Material Conflicts of Interest. Potential conflicts of interest may arise primarily in trading. More specifically, trade order and the allocation of completed trades are areas where conflicts of interest may occur. EIC has procedures in place to alternate trade order to ensure that all accounts are treated equitably. Likewise, EIC has procedures in place so that completed trades are allocated fairly across all accounts.

Compensation. The compensation of investments professionals consists of salary, bonus, and an employee benefits package.

Ownership of Securities (As of June 30, 2006). Mr. Barksdale did not beneficially own any shares of the Funds as of June 30, 2006.

     ROBECO USA, L.L.C.



          Other Accounts Managed (As of September 29, 2006).



                                                                                        Total Assets
                                                                                           Managed
                                                                Number of Accounts      subject to a
                                                                Managed subject to   Performance Based
Portfolio Manager/            Total Number of   Total Assets   a Performance Based      Advisory Fee
Type of Accounts             Accounts Managed    (millions)        Advisory Fee          (millions)
------------------           ----------------   ------------   -------------------   -----------------
EASTON RAGSDALEE
   Registered Investment             1             $   19              N/A                  N/A
   Companies:
   Other Pooled Investment           4             $   77              N/A                  N/A
   Vehicles:
   Other Accounts:                  47             $1,180              N/A                  N/A
PETER ALBANESE                                                         N/A                  N/A
   Registered Investment             1             $   19              N/A                  N/A
   Companies:
   Other Pooled Investment           4             $   77              N/A                  N/A
   Vehicles:
   Other Accounts:                  47             $1,180              N/A                  N/A
LEO FOCHTMAN, JR.                                                      N/A                  N/A
   Registered Investment             1             $   19              N/A                  N/A
   Companies:
   Other Pooled Investment           4             $   77              N/A                  N/A
   Vehicles:
   Other Accounts:                  47             $1,180              N/A                  N/A
J. MICHAEL MCCUNE                                                      N/A                  N/A
   Registered Investment             1             $   19              N/A                  N/A
   Companies:
   Other Pooled Investment           4             $   77              N/A                  N/A
   Vehicles:
   Other Accounts:                  47             $1,180              N/A                  N/A



Material Conflicts of Interest. The Portfolio Managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may include, but not be limited to, proprietary accounts, separately managed institutional and high net worth accounts, and pooled investment vehicles (collectively, the "Other Accounts"). The Other Accounts might have similar investment objectives as the Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. While the Portfolio Managers' management of other accounts may give rise to the following potential conflicts of interest, Robeco does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Robeco believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.



A potential conflict of interest may arise as a result of the Portfolio Managers' day-to-day management of the Fund. Because of their positions with the Fund, the Portfolio Managers know the size, timing, and possible market impact of Fund trades. It is theoretically possible that the Portfolio Managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. However, Robeco has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.



A potential conflict of interest may arise as a result of the Portfolio Manager(s)' management of the Fund and other accounts which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Fund, which conflict of interest may be exacerbated to the extent that Robeco or the Portfolio Managers receive, or expect to receive, greater compensation from their management of the other accounts than the Fund. Notwithstanding this theoretical conflict of interest, it is Robeco's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the Portfolio Managers may buy for Other Account securities that differ in identity or quantity from securities bought for the Fund, such an approach might not be suitable for the Fund given its investment objectives and related restrictions.



Compensation. The Mid-Cap Fund pays Robeco a fee based on the assets under management of the Fund as set forth in an investment sub-advisory agreement among RSMC, Robeco and WT Mutual Fund, on behalf of the Mid-Cap Fund. Robeco pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Fund.



Portfolio managers' compensation generally is comprised of a base salary and a discretionary bonus. The discretionary bonus is based upon the unique structure of each team and consideration may be given to one or more of the following criteria, depending on the team.



     - INDIVIDUAL CONTRIBUTION: a subjective evaluation of the professional's individual contribution to team investment results as well as the individual's success at meeting goals and objectives established at the beginning of each year;



     - PRODUCT INVESTMENT PERFORMANCE: the performance of the investment product(s) versus a pre-designed index;



     -    FINANCIAL MEASURES: a percentage of certain financial measures;



     - INVESTMENT GROUP FINANCIAL PERFORMANCE: the financial results and/or revenues of the Portfolio Manager's investment group; and



     - FIRM FINANCIAL PERFORMANCE: the overall financial performance of the firm.



Compensation for portfolio managers who are also members of Robeco's senior management team is typically derived from a base salary and a discretionary bonus. The bonus is largely tied to firm financial performance against established goals and aligned with the primary focus on investment performance results versus benchmarks.



Certain investment professionals receive a profit participation interest in Robeco. These interests represent 20% of the value of the future growth of the firm and vesting periods span three years. In addition, full time investment professionals are eligible for the Robeco's special profit sharing contribution plan after one full year of service.



Ownership of Fund Shares. As of the end of the Fund's most recently completed fiscal year, the Portfolio Manager(s) did not beneficially own any shares of the Fund.

SMALL-CAP FUND

     BATTERYMARCH FINANCIAL MANAGEMENT, INC.


          Other Accounts Managed (As of August 31, 2006).



                                                                                       Total Assets
                                                                                         Managed
                                                               Number of Accounts     subject to a
                                                               Managed subject to   Performance Based
Portfolio Manager/           Total Number of   Total Assets   a Performance Based     Advisory Fee
Type of Accounts            Accounts Managed    (millions)        Advisory Fee         (millions)
----------------            ----------------   ------------   -------------------   -----------------
YU-NIEN (CHARLES) KO, CFA
   Registered Investment
   Companies:                       11            $4,517               0                   $  0
   Other Pooled
   Investment Vehicles:             14            $  905               2                   $139
   Other Accounts:                 153            $7,975               9                   $831

STEPHEN A. LANZENDORF, CFA
   Registered Investment
   Companies:                       11            $4,517               0                   $  0
   Other Pooled
   Investment Vehicles:             14            $  905               2                   $139
   Other Accounts:                 153            $7,975               9                   $831

ANTHONY C. SANTOSUS, CFA
   Registered Investment
   Companies:                       11            $4,517               0                   $  0
   Other Pooled
   Investment Vehicles:             14            $  905               2                   $139
   Other Accounts:                 153            $7,975               9                   $831


Material Conflicts of Interest. Actual or potential conflicts may arise in managing the Small Cap Fund in conjunction with the portfolios of BFM's other clients. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to the Small Cap Fund.

Although BFM believes that its compliance policies and procedures are appropriate to prevent or eliminate many potential conflicts of interest between BFM, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that BFM has not identified in the summary below.

Allocation of Investment Opportunities. If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for more than one client account, the Small Cap Fund may not be able to take full advantage of that opportunity. However, BFM has adopted compliance policies and procedures for such situations aimed to provide, over the long run, for fair treatment of each client account. On each trading day, BFM's accounts are selected at random as to the order in which they will undergo portfolio construction. Sales of securities are allocated across all similarly managed client accounts (i.e., managed under the same mandate and style) on a pro-rata basis. BFM's trade order management system is able to process trade allocations automatically, including pro-rata allocations.

Opposite (i.e., Contradictory) Transactions in Securities. BFM provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

In the course of providing advisory services, BFM may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, BFM may be forced to sell a security that is ranked a "buy" by its stock selection model.

Certain BFM portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, BFM may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its market neutral portfolios under management, and BFM's market neutral portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by BFM. The stock selection model(s), risk controls and portfolio construction rules used by BFM to manage its clients' long-only portfolios differ from the model and rules that are used to manage its market neutral portfolios. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.

BFM has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events.

Personal Securities Transactions. BFM allows its employees to trade in securities that it recommends to advisory clients, including the Small Cap Fund. BFM's supervised persons (to the extent not prohibited by BFM's Code of Ethics) might buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that BFM is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by BFM for its client accounts. Clients should understand that these activities might create a conflict of interest between BFM, its supervised persons and its clients.

BFM employees may also invest in mutual funds, including the Small Cap Fund, which are managed by BFM. This may result in a potential conflict of interest since BFM employees have knowledge of such funds' investment holdings, which is non-public information.

To address this, BFM has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in the Small Cap Fund).

BFM is the investment adviser to a pooled investment vehicle that invests in long and short positions, under a U.S. all capitalization market neutral equity strategy. Certain BFM employees have ownership interests in this fund. Employee ownership of this market neutral fund may create potential conflicts of interest for BFM.




Compensation. Portfolio manager compensation includes a combination of base salary, annual bonus and long-term incentive compensation, as well as a generous benefits package made available to all BFM employees on a non-discretionary basis.

The bonus and long term incentive compensation is discretionary compensation; the amount of such awards is determined on an annual basis following the completion of the firm's fiscal year. The overall "pool" of discretionary compensation is based on the profitability of the firm for each fiscal year. Individual allocation to portfolio managers is based on several factors, including:

- Short term and longer term investment performance of the product that the portfolio manager works on. Longer term performance is generally three to five year performance. Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is not analyzed by any individual client portfolio, such as the Portfolio Account. The analysis of this performance is based on comparison to an appropriate published index for a particular product as well as a comparison to a group of peer managers. There is no fixed formula used in this analysis;

-    Portfolio manager assistance in servicing clients; and

-    Portfolio manager contribution to new business development.

Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by BFM. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of BFM's client portfolios.


Ownership of Securities (As of August 31, 2006). No Portfolio Manager beneficially owned any shares of the Funds as of August 31, 2006.


     SYSTEMATIC FINANCIAL MANAGEMENT, L.P.

          Other Accounts Managed (As of June 30, 2006).


                                                                               Total Assets
                                                            Number of            Managed
                                                         Accounts Managed     subject to a
                                                           subject to a     Performance Based
Portfolio Manager/     Total Number of   Total Assets   Performance Based      Advisory Fee
Type of Accounts      Accounts Managed    (millions)       Advisory Fee         (millions)
------------------    ----------------   ------------   -----------------   -----------------
KEN BURGESS
   Registered                   0          $      0             0                    $0
   Investment
   Companies:
   Other Pooled                 0          $      0             0                    $0
   Investment
   Vehicles:
   Other Accounts:          1,193          $1,824.8             0                    $0



Material Conflicts of Interest. Systematic Financial Management, L.P. is an affiliated firm of Affiliated Managers Group, Inc. (AMG). The AMG Affiliates do not formulate advice for Systematic's clients and do not, in Systematic's view, present any potential conflict of interest with Systematic's clients. Portfolio managers oversee the investment of various types of accounts in the same strategy such as mutual funds, pooled investment vehicle and separate accounts for individuals and institutions. Investment decisions generally are applied to all accounts utilizing that particular strategy taking into consideration client restrictions, instructions and individual needs. A portfolio manager may manage an account whose fees may be higher or lower than the basic fee schedule to provide for varying client circumstances. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of client trades.






During the normal course of managing assets for multiple clients of varying types and asset levels will inevitably encounter conflicts of interest, that could, if not properly addressed, be harmful to one or more of our clients. Those of a material nature that are encountered most frequently involve security selection, employee personal securities trading, proxy voting and the allocation of securities. To mitigate these conflicts and ensure its clients are not impacted negatively by the adverse actions of SFM or its employees, SFM has implemented a series of policies including, but not limited to, its Code of Ethics, which addresses personal securities trading, Proxy Voting Policy and Trade Error Policy designed to prevent and detect conflicts when they occur. SFM reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interest of its clients.



Compensation. Ken Burgess is a partner of the firm and Portfolio manager for the strategy. Employee-owners receive income distributions scaled to the company's profit margins. Other investment professionals are compensated with both a competitive salary and an annual performance bonus determined by their contribution to our investment process and its results. Other factors influencing the performance bonus include overall growth and profitability of the firm and client service responsibilities. Systematic's ability to offer equity ownership to senior professionals also provides a significant incentive for our investment team. Moreover, Mr. Burgess is provided with a benefits package, including health insurance, and participation in a company 401(k) plan, comparable to that received by other Systematic employees.



Ownership of Securities (As of June 30, 2006). Mr. Burgess did not beneficially own any shares of the Funds as of June 30, 2006.


INTERNATIONAL FUND

     GOLDMAN SACHS ASSET MANAGEMENT, L.P.

          Other Accounts Managed (As of June 30, 2006).


                                                                                      Total Assets
                                                                   Number of            Managed
                                                                Accounts Managed     subject to a
                                                                  subject to a     Performance Based
Portfolio Manager/            Total Number of   Total Assets   Performance Based      Advisory Fee
Type of Accounts             Accounts Managed    (millions)       Advisory Fee         (millions)
------------------           ----------------   ------------   -----------------   -----------------
ROBERT JONES
   Registered Investment
   Companies:                        66            $18,577              0               $     0
   Other Pooled
   Investment
   Vehicles:                         30            $17,757              0               $     0
   Other Accounts:                  612            $61,404             49               $14,460

MELISSA BROWN
   Registered Investment
   Companies:                        55            $13,963              0               $     0
   Other Pooled
   Investment
   Vehicles:                          9            $ 4,209              0               $     0
   Other Accounts:                  120            $21,868             22               $ 5,516

LEN IOFFE
   Registered Investment
   Companies:                         8            $ 4,279              0               $     0
   Other Pooled Investment
   Vehicles:                         13            $ 5,183              0               $     0
   Other Accounts:                  108            $36,364             27               $ 8,945


Material Conflicts of Interest. GSAM's portfolio managers are often responsible for managing other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle, which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM's portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. They seek to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be affected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

Compensation. The Quantitative Equity Team's (the "QE Team") compensation packages for its portfolio managers are comprised of a base salary and performance bonus. The performance bonus is a function of each portfolio manager's individual performance; his or her contribution to the overall performance of QE Team strategies; and annual revenues in the investment strategy which in part is derived from advisory fees and for certain accounts, performance based fees.

The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the QE Team's pre-tax performance exceeded performance benchmarks over a one, three and five year period; (2) whether the portfolio manager managed portfolios within a defined range around a targeted tracking error and risk budget; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. In addition the other factors that are also considered when the amount of performance bonus is determined: (1) whether the QE Team performed consistently with objectives and client commitments; (2) whether the QE Team achieved top tier rankings and ratings; and (3) whether the QE Team managed all similarly mandated accounts in a consistent manner. Benchmarks for measuring performance can either be broad based or narrow based indices which will vary based on client expectations. The QE Team's decision may also be influenced by the following: the performance of GSAM and anticipated compensation levels among competitive firms.

Other Compensation. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

Ownership of Securities (As of June 30, 2006). No Portfolio Manger beneficially owned any shares of the Funds as of June 30, 2006. Due to GSAM internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of Sub-Advised Funds for which they have primary responsibility.

     JULIUS BAER INVESTMENT MANAGEMENT, LLC

          Other Accounts Managed (As of June 30, 2006).


                                                                                    Total Assets
                                                                 Number of            Managed
                                                              Accounts Managed     subject to a
                                                                subject to a     Performance Based
Portfolio Manager/          Total Number of   Total Assets   Performance Based      Advisory Fee
Type of Accounts           Accounts Managed    (millions)       Advisory Fee         (millions)
------------------         ----------------   ------------   -----------------   -----------------
RUDOLPH RIAD YOUNES
   Registered Investment
   Companies:                     10             $24,049            None                $  0
   Other Pooled
   Investment
   Vehicles:                       6             $ 4,489            None                $  0
   Other Accounts:                70             $11,733             1                  $355

RICHARD C. PELL
   Registered Investment
   Companies:                     10             $24,049            None                $  0
   Other Pooled
   Investment
   Vehicles:                       7             $ 4,489            None                $  0

                                                                                                Total Assets
                                                                             Number of            Managed
                                                                          Accounts Managed     subject to a
                                                                            subject to a     Performance Based
Portfolio Manager/                      Total Number of   Total Assets   Performance Based      Advisory Fee
Type of Accounts                       Accounts Managed    (millions)       Advisory Fee         (millions)
------------------                     ----------------   ------------   -----------------   -----------------
   Other Accounts:                            70             $11,733             1                  $355


Material Conflicts of Interest. As Messrs. Younes and Pell share in the profits of JBIM, the conflict is that these portfolio managers may have an incentive to allocate securities preferentially to the accounts where JBIM might share in investment gains. In addition, they may have an incentive to allocate securities preferentially to the accounts for which JBIM receives higher investment advisory fees based on the assets under management.

In order to address these potential conflicts, JBIM's investment decision-making and trade allocation policies and procedures are designed to ensure that none of JBIM's clients are disadvantaged in JBIM's management of accounts. Additionally, JBIM's internal controls are tested as part of the firm's Compliance Monitoring Program.

Compensation. Compensation consists of Salary (Fixed Compensation), Profit sharing (Fixed Compensation), Bonus (Performance), Deferred Compensation (Fixed Compensation), Employee Stock Purchase Plan (Tenure), Pension/401K Plan (Tenure), Retirement Plan (Tenure).

Ownership of Securities (As of June 30, 2006). Neither Mr. Younes nor Mr. Pell beneficially owned any shares of the Funds as of June 30, 2006.

     THE BOSTON COMPANY ASSET MANAGEMENT, LLC

          Other Accounts Managed (As of June 30, 2006).


                                                                                    Total Assets
                                                                 Number of            Managed
                                                              Accounts Managed     subject to a
                                                                subject to a     Performance Based
Portfolio Manager/          Total Number of   Total Assets   Performance Based      Advisory Fee
Type of Accounts           Accounts Managed    (millions)       Advisory Fee         (millions)
------------------         ----------------   ------------   -----------------   -----------------
DANIEL B. LEVAN
   Registered Investment
   Companies:                      5             $1,320              0                  $  0
   Other Pooled
   Investment
   Vehicles:                       1             $  479              0                  $  0
   Other Accounts:                16             $1,720              3                  $144

JOHN W. EVERS
   Registered Investment
   Companies:                      5             $1,320              0                  $  0
   Other Pooled
   Investment
   Vehicles:                       1             $  479              0                  $  0
   Other Accounts:                16             $1,720              3                  $144


Material Conflicts of Interest. A conflict of interest is generally defined as a single person or entity having two or more interests that are inconsistent. BCAM has implemented various policies and procedures that are intended to address the conflicts of interest that may exist or be perceived to exist at BCAM.

These conflicts may include, but are not limited to when a portfolio manager is responsible for the management of more than one account; the potential arises for the portfolio manager to favor one account over another. Generally, the risk of such conflicts of interest could increase if a portfolio manager has a financial incentive to favor one account over another.

This disclosure statement is not intended to cover all of the conflicts that exist within BCAM, but rather to highlight the general categories of conflicts and the associated mitigating controls. Other conflicts are addressed within the policies of BCAM. Further, the Chief Compliance Officer of BCAM shall maintain a Conflicts Matrix that further defines the conflicts specific to BCAM.

New Investment Opportunities. Potential Conflict: A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation.

- BCAM has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

Compensation. Potential Conflict: A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if BCAM receives a performance-based advisory fee, the portfolio manager may favor that account, regardless of whether the performance of that account directly determines the portfolio manager's compensation.

- The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation.

Investment Objectives. Potential Conflict: Where different accounts managed by the same portfolio manager have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such a trading pattern could potentially disadvantage either account.

- To mitigate the conflict in this scenario BCAM has in places a restriction in the order management system and requires a written explanation from the portfolio manager before determining whether to lift the restriction. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Trading. Potential Conflict: A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that make subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.

- When a portfolio manager intends to trade the same security for more than one account, the policies of BCAM generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. Some accounts may not be eligible for bunching for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, BCAM will place the order in a manner intended to result in as favorable a price as possible for such client.

Personal Interest. Potential Conflict: A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in a mutual fund that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

- All accounts with the same or similar investment objectives are part of a trading group. All accounts in a particular trading group are managed and traded identically taking into account client imposed restrictions or cash flows. As a result of this management and trading style an account in a trading group cannot be treated any differently than any other account in that trading group.

Outside Directorship. Potential Conflict: Employees may serve as directors, officers or general partners of certain outside entities after obtaining the appropriate approvals in compliance with the Code of Conduct and Mellon Corporate Policy on Outside Directorships and Offices (CPP-805-I). However, in view of the potential conflicts of interest and the possible liability for BCAM, its affiliates and its employees, employees are urged to be cautious when considering serving as directors, officers, or general partners of outside entities.

- In addition to completing the reporting requirements set forth in the Mellon corporate policies, employees should ensure that their service as an outside director, officer or general partner does not interfere with the discharge of their job responsibilities and must recognize that their primary obligation is to complete their assigned responsibilities at BCAM in a timely manner.

Proxy Voting. Potential Conflict: Whenever BCAM owns the securities of client or prospective client in fiduciary accounts there is a potential conflict between the interests of the firm and the interests of the beneficiaries of our client accounts.

- Material conflicts of interest are addressed through the establishment of our parent company's Proxy Committee structure. It applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

Personal Trading. Potential Conflict: There is an inherent conflict where a portfolio manager manages personal accounts alongside client accounts. Further, there is a conflict where other employees in the firm know of portfolio decisions in advance of trade execution and could potentially use this information to their advantage and to the disadvantage of BCAM's clients.

- Subject to the personal Securities Trading Policy, employees of BCAM may buy and sell securities which are recommended to its clients; however, no employee is permitted to do so (a) where such purchase or sale would affect the market price of such securities, or (b) in anticipation of the effect of such recommendation on the market price.

- Consistent with the Securities Trading Policy relating to Investment Employees (which includes all Access Persons), approval will be denied for sales/purchases of securities for which investment transactions are pending and, at minimum, for two business days after transactions for the security were completed for client accounts. Portfolio managers are prohibited from trading in a security for seven days before and after transactions in that security are completed for client accounts managed by that Portfolio Manager.

Soft Dollars. Potential Conflict: Use of client commissions to pay for services that benefit BCAM and not client accounts.

- It is the policy of BCAM to enter into soft-dollar arrangements in a manner which will ensure the availability of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934 and which will ensure that the firm meets its fiduciary obligations for seeking to obtain best execution for its clients.

     All soft dollar services are justified in writing by the user specifically noting how the service will assist in the investment decision making process and approved in advance by the Soft Dollar Committee.

Consultant Business. Potential Conflict: Many of our clients retain consulting firms to assist them in selecting investment managers. Some of these consulting firms provide services to both those who hire investment managers (i.e. clients) and to investment management firms. BCAM may pay to attend conferences sponsored by consulting firms and/or purchase services from consulting firms where it believes those services will be useful to it in operating its investment management business.

-    BCAM does not pay referral fees to consultants.

Gifts. Potential Conflict: Where investment personnel are offered gifts or entertainment by business associates that assist them in making or executing portfolio decisions or recommendations for client accounts a potential conflict exists.

The Code of Conduct sets forth broad requirements for accepting gifts and entertainment. BCAM's Gift Policy supplements the Code of Conduct and provides further clarification for BCAM employees.

BCAM has established a Gift Policy that supplements the Mellon Code of Conduct. Gifts received with a face value under $100 may be accepted so long as they are not intended to influence. It is imperative that common sense and good judgment be used when accepting gifts in the course of business. For gifts accepted in accordance with the Gift Policy and the Mellon Code of Conduct with a face value over $100, BCAM has determined that it is in the best interest of the firm and its employees that any amount over $100 shall be donated to a 501(c)(3) charitable organization of the employee's choice.


Compensation. The portfolio managers' cash compensation is comprised primarily of a market-based salary and incentive compensation plans (annual and long term incentive). Funding for the BCAM Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall BCAM profitability. Therefore, all bonus awards are based initially on BCAM's financial performance. The portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). Annual awards are determined by applying multiples to this target award (0-2 times target award represents a portfolio manager's range of opportunity) and are capped at a maximum range of incentive opportunity for the job category. Awards are 100% discretionary and regardless of performance will be subject to pool funding availability. Awards are paid in cash on an annual basis. A significant portion of the target opportunity awarded is based upon the one-year and three-year (weighted more heavily) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate Lipper and Callan peer groups. Other factors considered in determining the award are individual qualitative performance and the asset size and revenue growth of the products managed.


For research analysts and other investment professionals, awards are distributed to the respective product teams (in the aggregate) based upon product performance relative to BCAM-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

All portfolio managers and analysts are also eligible to participate in the BCAM Long Term Incentive Plan. This plan provides for an annual award, payable in cash after a three-year cliff vesting period. The value of the award increases during the vesting period based upon the growth in BCAM's net income (capped at 20% and with a minimum payout of the Mellon 3 year CD rate).

Ownership of Securities (As of June 30, 2006). Neither Mr. LeVan nor Mr. Evers beneficially owned any shares of the Funds as of June 30, 2006.

     ACADIAN ASSET MANAGEMENT, INC.

          Other Accounts Managed (As of June 30, 2006).


                                                       Number of    Total Assets
                                                       Accounts        Managed
                                                        Managed     subject to a
                              Total                  subject to a    Performance
                            Number of      Total      Performance       Based
Portfolio Manager/           Accounts     Assets         Based      Advisory Fee
Type of Accounts             Managed    (millions)   Advisory Fee    (millions)
------------------          ---------   ----------   ------------   ------------
MATTHEW J. COHEN
   Registered Investment
   Companies:                   16        $ 5,623          1           $1,448
   Other Pooled
   Investment
   Vehicles:                    42        $ 6,021          5           $  414
   Other Accounts:             123        $33,027         23           $9,325

TERENCE C. BURNHAM
   Registered Investment
   Companies:                   16        $ 5,623          1           $1,448
   Other Pooled
   Investment
   Vehicles:                    42        $ 6,021          5           $  414
   Other Accounts:             123        $33,027         23           $9,325



* Please note that investment professional function as a team and are not segregated along product lines or by client type. The portfolio managers listed above work on all products and the data shown for each manager reflects firm-level numbers of accounts and assets under management, segregated by investment vehicle type.


Material Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the subject Fund, which may have different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for a Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by a Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Fund, they may track the same benchmarks or indexes as the Fund tracks, and they may sell securities that are eligible to be held, sold or purchased by the Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse affect on the value of the holdings within another account, including the subject Fund.


To address and manage these potential conflicts of interest, Acadian has adopted investment and compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and Acadian's Chief Compliance Officer.


Compensation. The Investment Professionals at Acadian receive a fixed base salary, discretionary bonus, deferred compensation and a benefits package. Acadian designs a portfolio manager's base salary to be competitive in light of the individual's experience and responsibilities. Acadian management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Overall firm profitability, including the profitability of Acadian's parent company, Old Mutual Asset Managers LLC, determines the total amount of incentive compensation pool that is available for investment professionals, and individual compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Acadian's investment professionals are rewarded based on the extent to which client objectives are met in terms of Acadian's performance and other goals as well as client's service expectations, teamwork, contribution of investment ideas, leadership and overall success of the firm and the investment products. Not all of these factors will be applicable to each investment professional and there is no particular weighting or formula for considering the factors. Acadian's Portfolio Managers are not compensated on the performance of specific portfolios but on firm performance as a whole.

Most Acadian portfolio managers participate in a long-term incentive plan. Participation is in the form of stock appreciation rights. The value of the shares in the pool is based upon 20% share in Acadian's growth in profitability over a period of time. Eligibility is based on an individual's level of contribution to the firm's objectives and his or her tenure with the firm.

Ownership of Securities (As of June 30, 2006). Neither Mr. Cohen nor Mr. Burnham beneficially owned any shares of the Funds as of June 30, 2006.

REAL ASSET FUND

     AEW MANAGEMENT AND ADVISORS, L.P.

          Other Accounts Managed (As of June 30, 2006).


                                                       Number of    Total Assets
                                                       Accounts        Managed
                                                        Managed     subject to a
                              Total                  subject to a    Performance
                            Number of      Total      Performance       Based
Portfolio Manager/           Accounts     Assets         Based      Advisory Fee
Type of Accounts             Managed    (millions)   Advisory Fee    (millions)
------------------          ---------   ----------   ------------   ------------
MATTHEW A. TROXELL
   Registered Investment
   Companies:                   15        $2,036           0           $    0
   Other Pooled
   Investment
   Vehicles:                     4        $  793           1           $  147
   Other Accounts:              41        $7,497           8           $1,096


Material Conflicts of Interest. AEW is not aware of any material conflicts of interest that may arise in connection with simultaneously managing this account and other accounts.


Compensation. Portfolio Manager compensation is composed of two parts: base salary and incentive compensation. The firm's base salary structure is designed to reflect market rates for the various disciplines within the company, such as investment management, asset management and accounting. Base salaries are supplemented by year-end incentive compensation awards, which account for a significant portion of total compensation. The awarding of incentive compensation is based upon the achievement of corporate objectives and specific individual goals, which are generally tied to the achievement of client objectives. The firm's operating margins for the year determine the availability of funds for incentive compensation.



Additionally, AEW's senior professionals, including portfolio manager Matthew A. Troxell, share in a portion of incentive fees earned on specific accounts within AEW's Real Estate Securities business unit. As a Principal of the firm, Mr. Troxell is also eligible to participate in AEW's Equity Sharing Program, which gives Principals of the firm economic interests in a portion of the firm's profits, and a long-term contribution plan. Awards made under the program have long-term vesting provisions that are designed to retain and motivate those most critical to the performance of our clients' portfolios.

Ownership of Securities (As of June 30, 2006). Mr. Troxell did not beneficially own any shares of the Funds as of June 30, 2006.


     REAL ESTATE MANAGEMENT SERVICES GROUP, LLC

          Other Accounts Managed (As of June 30, 2006).


                                                       Number of    Total Assets
                                                       Accounts        Managed
                                                        Managed     subject to a
                              Total                  subject to a    Performance
                            Number of      Total      Performance       Based
Portfolio Manager/           Accounts     Assets         Based      Advisory Fee
Type of Accounts             Managed    (millions)   Advisory Fee    (millions)
------------------          ---------   ----------   ------------   ------------
EDWARD W. TURVILLE
   Registered Investment
   Companies:                    1         $ 55            0             $0
   Other Pooled
   Investment
   Vehicles:                     0         $  0            0             $0
   Other Accounts:              44         $544            0             $0



Material Conflicts of Interest. The Real Estate Management Services Group does not believe that any material conflicts exist between Mr. Turville's portfolio management of the Portfolios and his management of Wilmington Real Asset Fund.



Compensation. Mr. Turville is an owner of REMS. For his services, Mr. Turville receives a fixed annual salary plus a bonus. In addition, as an owner of REMS, Mr. Turville is entitled to receive distributions from REMS' net profits. Mr. Turville does not receive compensation that is based upon the Real Asset Fund's, or any private account's pre- or after-tax performance or the value of assets held by such entities. Mr. Turville does not receive any special or additional compensation from REMS for his services as Portfolio Manager.



Ownership of Securities (As of June 30, 2006). Mr. Turville does not own shares of the Real Asset Fund as of June 30, 2006.



     STANDISH MELLON ASSET MANAGEMENT COMPANY, LLC


          Other Accounts Managed (As of June 30, 2006).


                                                       Number of    Total Assets
                                                       Accounts        Managed
                                                        Managed     subject to a
                              Total                  subject to a    Performance
                            Number of      Total      Performance       Based
Portfolio Manager/           Accounts     Assets         Based      Advisory Fee
Type of Accounts             Managed    (millions)   Advisory Fee    (millions)
------------------          ---------   ----------   ------------   ------------
ROBERT M. BAYSTON
   Registered Investment
   Companies:                    5         $957            0             $0
   Other Pooled
   Investment
   Vehicles:                     1         $ 48            0             $0
   Other Accounts:              10         $593            0             $0

AIMEE M. FIGUEIREDO
   Registered Investment
   Companies:                    5         $957            0             $0
   Other Pooled
   Investment
   Vehicles:                     1         $ 48            0             $0
   Other Accounts:              10         $593            0             $0

                                                        Number of    Total Assets
                                                        Accounts        Managed
                                                         Managed     subject to a
                               Total                  subject to a    Performance
                             Number of      Total      Performance       Based
Portfolio Manager/            Accounts     Assets         Based      Advisory Fee
Type of Accounts              Managed    (millions)   Advisory Fee    (millions)
------------------           ---------   ----------   ------------   ------------
NATE D. PEARSON
   Registered Investment
   Companies:                     5         $957            0             $0
   Other Pooled
   Investment
   Vehicles:                      1         $ 48            0             $0
   Other Accounts:               10         $593            0             $0



Material Conflicts of Interest. Standish Mellon believes that no material conflicts of interest exist.



Compensation. Standish Mellon offers attractive compensation opportunities to all employees, including portfolio managers, analysts, traders, marketers and client service personnel. Our goal is to provide a performance-oriented environment with incentive compensation programs that are tied to the profitability and sustained growth of the firm. We provide a disciplined and structured process of reward and evaluation to attract and retain high-performing employees who are critical to Standish Mellon's on-going success. Our competitive compensation package, which is not formula driven, includes base pay and bonus. The criteria on which we base employee salaries and bonus awards have not changed over the last five years.


Our compensation is comprised of base salary, annual incentive and long-term incentive for a select group of key professionals. We do not target percentages of compensation for base salary vs. performance bonus.

Using a combination of quantitative and qualitative factors, including asset growth and performance, we base incentives on each employee's completion of his/her individual goals and his/her contributions to the team and the company. We conduct these reviews on a case-by-case basis and do not assess weights in determining total compensation.

As a wholly owned subsidiary of Mellon Financial Corporation (NYSE: MEL), Standish Mellon is publicly owned and does not offer direct equity ownership, nor does it offer phantom stock. Only those employees who own Mellon stock have equity ownership in the firm. In addition to matching employee 401k contributions with Mellon stock, Mellon offers the following opportunity for employees to acquire shares of Mellon stock:


Employee Stock Purchase Plan (ESPP) offers Mellon employees the opportunity to purchase Mellon Stock at a discounted price. All active employees are eligible to participate in the ESPP.


Funding for the Standish Mellon Annual Incentive Plan and Long Term Incentive Plan is comprised of a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Standish Mellon's performance. Using a combination of quantitative and qualitative factors, including asset growth and performance, we base incentives on each employee's completion of individual goals and contributions to the team and the company. We conduct these reviews on a case-by-case basis and do not assess weights in determining total compensation.


Ownership of Securities (As of June 30, 2006). Mr. Bayston, Ms. Fiqueiredo and Mr. Pearson did not own shares of the Funds as of June 30, 2006.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. The investment adviser and/or sub-advisers place portfolio transactions on behalf of each Fund, select broker-dealers for such transactions, allocate brokerage fees in such transactions and, where applicable, negotiate commissions and spreads on transactions. Portfolio transactions placed by the investment adviser or a sub-adviser may be effected through the trading desk of the investment adviser, its broker-affiliate or a sub-adviser. Debt securities purchased and sold by the Funds are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter. Brokerage commissions paid by the Funds, directly or indirectly, for the last three fiscal years ended June 30 are as follows:



                        FISCAL YEAR     FISCAL YEAR     FISCAL YEAR
                           ENDED           ENDED           ENDED
FUND                   JUNE 30, 2006   JUNE 30, 2005   JUNE 30, 2004
----                   -------------   -------------   -------------
Large-Cap Fund*          $  127,919       $102,410        $140,911
Mid-Cap Fund*                70,136         70,664          96,392
Small-Cap Fund*             132,110        167,942         261,688
International Fund**      1,139,200        436,128         605,016
Real Asset Fund**            94,682         90,499             N/A



----------
* For the fiscal years ended June 30, 2005 and 2004, the amount reflects the brokerage commissions paid by the series of WT Investment Trust I which each of the Cap Funds paid indirectly through its investment in such series of WT Investment Trust I under its former fund-of-funds structure.



** For the fiscal years ended June 30, 2005 and 2004, the amount reflects brokerage commissions paid by the International Multi-Manager Series and the Real Estate Multi-Manager Series which each of the International Fund and Real Asset Fund paid indirectly through its investment in these respective master series of WT Investment Trust I under its former fund-of-funds structure.



When buying or selling securities, the Funds may pay commissions to brokers who are affiliated with the investment adviser, a sub-adviser or the Funds. Since inception, the Funds paid brokerage commissions to [Wilmington Brokerage Services Co. and Wilmington Trust Investment Management LLC, affiliates of RSMC, as follows:



                      AGGREGATE DOLLAR AMOUNT
                      OF BROKERAGE COMMISSIONS
                     PAID TO AFFILIATES DURING
                     FISCAL YEAR ENDED JUNE 30
                     -------------------------
FUND                      2006       2005
----                    --------   --------
Large-Cap Fund          $123,433   $ 78,188
Mid-Cap Fund              68,837     63,333
Small-Cap Fund           110,852    158,041
International Fund        17,838        N/A
Real Asset Fund           62,500     62,529



The table below shows, for the fiscal year ended June 30, 2006, the percentage of aggregate brokerage commissions paid to Wilmington Brokerage Services Co. and Wilmington Trust Investment Management LLC and the percentage of the respective Fund's aggregate dollar amount of transactions involving the payment of commissions effected through such affiliates.



                       PERCENTAGE OF THE     PERCENTAGE OF THE
                        FUND'S AGGREGATE      FUND'S AGGREGATE
                     BROKERAGE COMMISSIONS    DOLLAR AMOUNT OF
FUND                   PAID TO AFFILIATES       TRANSACTIONS
----                 ---------------------   -----------------
Large-Cap Fund                96%                   95%
Mid-Cap Fund                  98%                   97%
Small-Cap Fund                84%                   79%
International Fund             4%                    2%
Real Asset Fund               66%                   74%


BROKERAGE SELECTION. The primary objective of the investment adviser and sub-advisers in placing orders on behalf of the Funds for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting and monitoring a broker or dealer, the investment adviser or sub-adviser considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission; (iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to the Funds or to the investment adviser or sub-advisers. The allocation of portfolio transactions may take into account the receipt of research reports and services of brokerage firms. The investment adviser or sub-adviser may place trades with certain brokers with which it is under common control, including Wilmington Brokerage Services Co., an indirect, wholly-owned subsidiary of Wilmington Trust Corporation and an affiliate of RSMC, provided that the investment adviser or sub-adviser determines that the affiliate's services and costs are comparable to those of non-affiliated, qualified brokerage firms.

In selecting and monitoring broker-dealers and negotiating commissions, the investment adviser or a sub-adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. A broker-dealer may be willing to furnish certain research services to the investment adviser or sub-adviser for no consideration except for standard brokerage commissions or dealer spreads. The investment adviser or sub-adviser may use such broker-dealers to effect securities transactions. In selecting a particular broker or dealer to effect transactions for the Funds, preference may be given to brokers who provide research or statistical material or other services to the Funds, to the adviser or to a sub-adviser, subject to the investment adviser's and sub-advisers' duty to seek best execution.

Section 28(e) of the Securities Exchange Act of 1934 provides that the investment adviser and sub-advisers, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under
Section 28(e), the investment adviser and sub-advisers are required to make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or the investment adviser's overall responsibilities with respect to accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully or appropriately assist the investment adviser or sub-adviser, as the case may be, in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a higher broker commission than those available from another broker.


Research services received from broker-dealers supplement the investment adviser or sub-adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on Federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; and information with respect to the performance, investment activities, and fees and expenses of other mutual funds.


Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, the providing of equipment used to communicate research information and the providing of specialized consultations with the investment adviser or sub-adviser's personnel with respect to computerized systems and data furnished to the investment adviser or sub-adviser as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information. The outside research assistance is useful to the investment adviser and sub-advisers since the broker-dealers used by the investment adviser and sub-advisers tend to follow a broad universe of securities and the research provided by such broker-dealers may provide the investment adviser and sub-advisers with a diverse perspective on financial markets. Research services provided to the investment adviser or sub-adviser by broker-dealers are available for the benefit of all accounts managed or advised by the investment adviser or sub-adviser or by their respective affiliates. The investment adviser and sub-advisers cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. However, the investment adviser or sub-advisers will not directly fund transactions to dealers solely on the basis of research services provided.

DIRECTED BROKERAGE. During the fiscal year ended June 30, 2006, each of the following Funds directed transactions and paid related brokerage commissions in the following amounts:



                                              AMOUNT OF
FUND                 COMMISSIONS PAID   TRANSACTIONS DIRECTED
------------------   ----------------   ---------------------
Large-Cap Fund           $123,433            $145,379,168
Mid-Cap Fund               68,837              75,099,307
Small-Cap Fund            110,852              79,732,386
International Fund         17,838              44,617,393
Real Asset Fund            62,500              71,194,377


ALLOCATION OF FUND TRANSACTIONS. Some of the investment adviser's or sub-advisers' other clients have investment objectives and programs similar to that of the Funds. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with the Funds. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of the investment adviser and sub-advisers not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between a Fund and other clients participating in the transaction on a pro-rata basis and purchases and sales are normally allocated between the Fund and the other clients as to an amount according to a formula determined prior to the execution of such transactions.

                       CAPITAL STOCK AND OTHER SECURITIES


The Trust issues and offers separate classes of shares of each Fund:
Institutional Shares, A Shares and Service Shares classes. The shares of each Fund, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.



The separate classes of shares of each Fund each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that (i) A Shares bear Rule 12b-1 distribution expenses of 0.25% of the average net assets of such class and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the distribution fee may be paid, and (ii) the Service Shares bear a shareholder service fee of 0.25% of the average net assets of the Service Shares.



The net income attributable to a class of shares and the dividends payable on such shares will be reduced by the amount of any applicable shareholder service or Rule 12b-1 distribution fees. Accordingly, the net asset value ("NAV") of the A Shares and Service Shares will be reduced by such amount to the extent the Fund has undistributed net income.



Shares of a Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Fund and each class, as the case may be, takes separate votes on matters affecting only that Fund or class.


The Funds do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Fund's outstanding shares.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the "Purchase of Shares" section of the prospectus. Additional methods to purchase shares are as follows:

Individual Retirement Accounts: You may purchase shares of the Funds for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Fund IRA, call the transfer agent at (800) 336-9970. PFPC Trust Company, as custodian for each IRA account receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Fund shares owned by the IRA will be redeemed automatically as payment.


Automatic Investment Plan: You may purchase Fund shares through an Automatic Investment Plan ("AIP"). Under the AIP, the transfer agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the applicable minimum initial investment). You may elect to invest the specified amount monthly, bimonthly, quarterly, semi annually or annually. The purchase of Fund shares through an AIP will be effected at their offering price at the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time), on or about the 20th day of the month. For an application for the AIP, check the appropriate box of the application or call the transfer agent at (800) 336-9970. This service is generally not available for Wilmington Trust's trust account clients since similar services are provided through Wilmington Trust. This service also may not be available for Service Organization clients who are provided similar services through those organizations.


Payroll Investment Plan: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Fund shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paychecks will automatically be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Trust, the Distributor, the investment adviser or the transfer agent, to arrange for transactions under the PIP. The Trust reserves the right to vary its minimum purchase requirements for employees participating in a PIP.

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the "Redemption of Shares" section of the prospectus. Additional methods to redeem shares are as follows:

By Wire: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.


Systematic Withdrawal Plan: If you own shares of a Fund with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Fund shares through an SWP will be effected at the NAV determined on or about the 25th day of the month. This service is generally not available for Wilmington Trust's trust accounts or certain Service Organizations because a similar service is provided through those organizations.


Additional Information Regarding Redemptions: To ensure proper authorization before redeeming shares of the Funds, the transfer agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

Clients of Wilmington Trust who have purchased shares through their trust accounts at Wilmington Trust and clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact Wilmington Trust or the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, RSMC requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. THESE PROCEDURES ARE FOR THE PROTECTION OF SHAREHOLDERS AND SHOULD BE FOLLOWED TO ENSURE PROMPT PAYMENT. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Trust will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than the shareholder's cost, depending on the NAV at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.

A shareholder's right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Fund's securities or to determine the value of a Fund's net assets, or (d) ordered by a governmental body having jurisdiction over a Fund for the protection of the Fund's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In the case of such suspension, shareholders of the affected Fund may withdraw their requests for redemption or may receive payment based on the NAV of the Fund next determined after the suspension is lifted.

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities (redemption "in-kind") chosen by the Fund and valued in the same way as they would be valued for purposes of computing the NAV of the applicable Fund. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the applicable Fund for any one shareholder during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

PRICING OF SHARES. For each Fund the NAV per share is determined by dividing the value of the Fund's net assets by the total number of Fund shares outstanding. This determination is made by PFPC, as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) each day the Funds are open for business. The Funds are only open on days when the Exchange and the transfer agent are open for business.


In valuing the Funds' assets, a security listed on an exchange (and not subject to restrictions against sale by a Fund on an exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by a Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.


Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days and on which the International Fund's NAV is not calculated and investors will be unable to buy or sell shares of the Fund. Calculation of the Fund's NAV does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the International Fund's NAV is calculated, such securities may be valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

                                    DIVIDENDS

Dividends, if any, from the Funds' net investment income are declared and paid quarterly to the shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.

A dividend or distribution paid by a Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.

                              TAXATION OF THE FUNDS


GENERAL. This tax discussion is a general and abbreviated summary of the applicable tax implications of an investment in a Fund. The tax discussion is included for general informational purposes only and may not be relied upon as tax advice. The summary is based on the current federal tax laws (the Code, regulations and cases), which laws and the interpretation thereof is subject to change by legislative, administrative or judicial action at any time. The summary does not address or analyze any potential state, local or foreign tax consequences of an investment in a Fund, which laws may materially differ from the federal rules as set forth herein. A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or individual retirement accounts ("IRAs")), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.



No Fund has requested or will request an advance ruling from the Internal Revenue Service as to the federal income tax matters described below. The Internal Revenue Service could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. EACH SHAREHOLDER AND PROSPECTIVE SHAREHOLDER ARE URGED AND ADVISED TO CONSULT HIS/HER OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF AN INVESTMENT IN A FUND, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.



QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund has qualified, elected and intends to continue to qualify to be classified under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") as a regulated investment company ("RIC"). To qualify or continue to qualify for treatment as a RIC under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain determined without regard to the deduction for dividends paid and net gains from certain foreign currency transactions) and at least 90% of its net income from tax-exempt obligations as well as meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts and net income derived from interests in qualified publicly traded partnerships) derived with respect to its business of investing in securities, stocks or foreign currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash, cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of (i) any one issuer, (ii) any two or more issuers that a Fund controls and which are determined to be engaged in the same trade or business or similar or related trades or businesses or (iii) one or more "qualified publicly traded partnerships." In general, for purposes of the 90% gross income requirement described in paragraph (1) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by a RIC. However, for taxable years of a RIC beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (2) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.






TAXATION OF A FUND AND DISTRIBUTIONS. If a Fund failed to qualify for treatment as a RIC in any taxable year, it would be subject to tax on its taxable income at corporate income tax rates with no deduction for dividends paid to shareholders and all distributions from earnings and profits, including any distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as a dividend. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying again for RIC treatment.



As a RIC, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (that is, any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. In general, each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. Each Fund will be subject to a nondeductible 4% excise tax (the "Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all (at least 98%) of its ordinary income for that year and capital gain income for the one-year period ending on October 31st of that year, plus certain other amounts (generally, all ordinary income and capital gains for previous years that were not distributed during such years). No assurances can be given that a Fund will not be subject to the excise tax.



Each Fund will be taxed on the amount of its undistributed net capital gain over the amount of its deduction for dividends paid, determined with reference to capital gain dividends only. Each Fund is permitted to elect to include all or a portion of such undistributed net capital gain in the income of its shareholders on the last day of its taxable year. In such case the shareholder is given credit for the tax that the RIC paid and is entitled to increase its basis in its Fund shares by the difference between (i) the amount of capital gains that the Fund elected to include in the shareholder's income and (ii) the tax deemed paid by the shareholder. A capital gain dividend is treated by the shareholders as a long-term capital gain regardless of how long the shareholder has owned shares in a Fund. Under present law, an individual's long-term capital gains are taxed at a stated maximum rate of 15%.



If a Fund invests in any instruments that generate taxable income, under the circumstances described in the prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. If such distribution to its shareholders is in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain. If a Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders and treated as a capital gain. For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. This amount will be reflected on Form 1099-DIV issued to each shareholder for the current calendar year.



If a Fund has dividend income that qualifies for the dividends-received deduction for corporations, it will be subject to the limitations applicable under the Code. The qualifying portion is limited to properly designated distributions attributed to dividend income (if any) the Fund received from certain stock in U.S. domestic corporations and the deduction is subject to holding period requirements and debt-financing limitations under the Code.



Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31st of that year even if they are paid by the Fund during the following January whether in cash or additional shares of a Fund. Accordingly, such distributions will be taxed to the shareholders in the year in which that December 31st falls.



Shareholders should be aware that if Fund shares are purchased shortly before the record date for any dividend (other than an exempt-interest dividend) or capital gain distribution, the shareholder will pay full price for the shares and will receive some portion of the price back as a taxable distribution.



SALES, EXCHANGES OR REDEMPTIONS. Upon a sale of shares in the Fund, a shareholder will realize taxable gain or loss depending upon his or her basis in the shares. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, the gain or loss will be treated as long term capital gain if the shares have been held for more than twelve months. Any loss realized by a shareholder on the redemption of shares within six months from the date of their purchase will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions (or undistributed capital gain) to that shareholder with respect to those shares and are disallowed to the extent any distribution of exempt-interest dividends received with respect to such shares. Any loss realized on a sale of shares will be disallowed to the extent the shares purchased within a period of 61 days beginning 30 days before and ending 30 days after shares are bought or sold. In such case, the basis of the shares will be adjusted to reflect the disallowed loss. Capital losses are generally deductible only against capital gains except individuals may deduct up to $3,000 of a capital loss against ordinary income.



It is anticipated that all or a portion of the dividends from the net investment income of each Fund primarily investing in equities will qualify for the dividends-received deduction allowed to corporations. Corporate shareholders of these Funds are generally entitled to take the dividends received deduction with respect to all or a portion of the ordinary income dividends paid (other than capital gain dividends), to the extent of the Fund's aggregate dividends received. The aggregate dividends received includes only dividends received from domestic corporations other than certain exempt organizations and REITs. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the AMT. Moreover, the dividends-received deduction will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed and will be eliminated if those shares are deemed to have been held for less than 46 days. Distributions of net short-term capital gain and net capital gain are not eligible for the dividends-received deduction. Under current law, individual shareholders who receive qualified dividend income will be taxed on such qualified dividend income at a stated maximum rate of 15% in lieu of a stated maximum rate of 35% for ordinary income. Qualified dividend income generally means dividend income received from (i) a domestic corporation or (ii) from qualified foreign corporations.



Each Fund will inform shareholders within 60 days after their fiscal year-end of the percentage of its dividends designated as (i) qualifying for the dividends received deduction or (ii) qualified dividend income (taxable, under present law, at a stated maximum rate of 15% in lieu of a stated maximum rate of 35% for ordinary income).



FOREIGN SECURITIES. Dividends and interest received, and gains realized, by an Equity Fund may be subject to income, withholding or other taxes imposed by foreign countries or U.S. possessions (collectively, "foreign taxes") that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign shareholders.



If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction that is available with respect to foreign taxes paid by the Fund. If the election is made, the Fund will treat those taxes as dividends paid to its shareholders and each shareholder (1) will be required to include in gross income, and treat as paid by the shareholder, a proportionate share of those taxes, (2) will be required to treat that share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources and (3) may either deduct the taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. Any Fund making the election will report to its shareholders within 60 days after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions, as well as the amount of foreign taxes that are not allocable as a credit, if it makes this election. If the Fund makes this election, individual shareholders who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without having to file Form 1116 that otherwise is required.



To the extent such investments are permissible by a Fund, a Fund may invest in the stock of passive foreign investment companies ("PFICs"). A PFIC is a foreign corporation - other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Fund is a U.S. shareholder - that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires stock in a PFIC and holds the stock beyond the end of the year of acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. In general, an excess distribution is the excess (if any) of (i) the amount of distributions received by a PFIC stockholder during the taxable year; over (ii) 125% of the average amount received during the preceding three taxable years (or, if shorter, the holding period). The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.



If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro-rata share of the QEF's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund by the QEF; those amounts most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.



Alternatively, a Fund may elect to mark-to-market its marketable stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over such Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by such Fund for prior taxable years. A Fund's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Under the PFIC rules, any mark-to-market gains or losses are treated as ordinary income.



To the extent that any Fund may maintain portfolio securities in the custody of foreign subsidiaries of U.S. banks, and foreign banks or clearing agencies in the future, those sub-custodian arrangements are subject to regulations under the 1940 Act that govern custodial arrangements with entities incorporated or organized in countries outside of the United States. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the counter markets. Investing in foreign securities involves certain special risks and considerations that are not typically associated with investing in U.S. companies, including, but not limited to, (i) generally less liquid and less efficient securities markets, (ii) generally greater price volatility, (iii) exchange rate fluctuations and exchange controls, (iv) the imposition of restrictions on the expatriation of funds or other assets, (v) less publicly available information about issuers, (vi) the imposition of taxes
(vii) higher transaction and custody costs, (viii) settlement delays and risk of loss, (ix) difficulties in enforcing contracts, (x) less liquidity and smaller market capitalizations, (xi) lesser regulation of securities markets, (xii) different accounting and disclosure standards, (xiii) governmental interference,
(xiv) higher inflation, (xv) social, economic and political uncertainties, (xvi) the risk of expropriation of assets, (xvii) and the risk of war.



HEDGING TRANSACTIONS. To the extent such investments are permissible for a Fund, use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and foreign currency contracts derived by a Fund with respect to its business of investing in securities qualify as permissible income under the source of income requirement. Any Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, swap agreements, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to such Fund, defer losses to such Fund, cause adjustments in the holding periods of such Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.



Any covered call writing activities permissible are likely to trigger the federal income tax straddle rules, which require that losses be deferred and holding periods be terminated on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options that are not "deep in the money" may give rise to qualified covered calls, which are generally excepted from the straddle rules; however, the holding period on stocks underlying qualified covered calls that are in the money will nonetheless be suspended while such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term, and distributions that would otherwise constitute long-term capital gains to be treated as short-term, and distributions that would otherwise constitute "qualified dividend income" to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income.



To the extent such investments are permissible, certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

SECTION 1256 CONTRACTS. Futures and foreign currency forward contracts and certain options that are subject to Section 1256 of the Code (other than such contracts that are part of a "mixed straddle" with respect to which a Fund has made an election not to have the following rules apply) ("Section 1256 Contracts") and that are held by a Fund at the end of its taxable year generally will be "marked-to-market" (that is, deemed to have been sold for their market value) for federal income tax purposes. The net gain or loss, if any, resulting from such deemed sales, together with any gain or loss resulting from actual sales of Section 1256 contracts, must be taken into account by the Fund in computing its taxable income for such year. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss (which when distributed to shareholders is taxed as ordinary income). Gains and losses from certain foreign currency transactions will be treated as ordinary income and ordinary losses. See Code Section 988 discussion below. In case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss.



CODE SECTION 988. Section 988 of the Code may apply to forward currency contracts and options on foreign currencies. Under Section 988 of the Code, gains and losses of a Fund on the acquisition and disposition of foreign currency (e.g. the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, foreign currency gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.



SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's hands. Except in certain situations, special rules would generally treat the gains on short sales as short-term capital gains and would terminate the running of the holding period of "substantially identical property" held by the Fund. Moreover, a loss on a short sale will be treated as a long-term loss if, on the date of the short sale, "substantially identical property" held by the Fund has a long-term holding period.


WASH SALES. A Fund may in certain circumstances be negatively impacted by certain special rules of the Code and Regulations relating to "wash sales." In general, the "wash sale" rules prevent the recognition of loss by a taxpayer from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period. Thus, the wash sale rules could prevent the current recognition for tax purposes of a loss realized by a Fund from the sale of a security if within 30 days before or 30 days after the sale, that Fund were to acquire substantially identical securities or enter into a contract or option to acquire such securities.


STRADDLES. Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which a Fund may invest.
Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options, futures and forward contracts are personal property. Under Section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.
Section 1092 also provides certain "wash sale" rules (see above), which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" (see above) rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only temporary regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions may not be entirely clear in all instances.



CONSTRUCTIVE SALE. If a Fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.



BACKUP WITHHOLDING. A Fund may be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.



The Fund will provide an information return to shareholders describing the federal tax status of the dividends paid by the Fund during the preceding year within 60 days after the end of each year as required by present tax law. Individual shareholders will receive Form 1099-DIV and Form 1099-B as required by present tax law during January of each year. If the Fund makes a distribution after the close of its fiscal year which is attributable to income or gains earned in such earlier fiscal year, then the Fund shall send a notice to its shareholders describing the amount and character of such distribution within 60 days after the close of the year in which the distribution is made. Shareholders should consult their tax advisers concerning the state or local taxation of such dividends, and the federal, state and local taxation of capital gains distributions.



STATE AND LOCAL TAXES. Shortly after the end of each year, a Fund will calculate the federal income tax status of all distributions made during the year. In addition to the federal income tax consequences described above, shareholders should consider and discuss with their own tax advisors the potential state and local tax consequences of an investment in a Fund. State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A shareholder's share of the taxable income or loss of a Fund generally must be included in determining his/her reportable income for state and local tax purposes in the jurisdiction in which he/she resides.





                              FINANCIAL STATEMENTS


Audited financial statements and financial highlights of each of the Large-Cap Fund, Mid-Cap Fund, Small-Cap Fund, International Fund, and Real Asset Fund for the fiscal year ended June 30, 2006, are set forth in the Annual Report to shareholders, including the notes thereto and the report of Ernst & Young LLP thereon. The Annual Report is incorporated herein by reference.

                                   APPENDIX A

            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the Prospectus, the investment adviser or the sub-advisers of each Fund may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.

In addition to the products, strategies and risks described below and in the Prospectus, the investment adviser expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as new techniques develop, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. These opportunities may be utilized to the extent they are consistent with each Fund's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Funds will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.

COVER REQUIREMENTS. No Fund will use leverage in their options, futures, and in the case of the Short-Term Bond Fund, forward currency. Accordingly, each Fund will comply with guidelines established by the SEC with respect to coverage of these strategies by either (1) setting aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount; or (2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of a Fund's assets could impede portfolio management, or a Fund's ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES. A Fund may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange, on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction.

Each Fund may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to a Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and a Fund either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

Each Fund may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables a Fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to a Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit a Fund realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

Each Fund may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, a Fund may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the investment adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which a Fund purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

Each Fund may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by a Fund declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by a Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, a Fund will be obligated to sell the security at less than its market value.

Each Fund may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, a Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case a Fund would expect to suffer a loss.

Each Fund may purchase put and call options and write covered put and call options on indices in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which a Fund invests. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of indices on which options are purchased or written.

Each Fund may purchase and write covered straddles on securities or indices. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. A Fund would enter into a long straddle when the investment adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. A Fund would enter into a short straddle when the investment adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, a Fund will earmark or segregate cash and/or liquid, unencumbered securities in an account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Each Fund may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indices ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives a Fund the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if a Fund holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, a Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if a Fund holds a put warrant and the value of the underlying index falls, a Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. A Fund holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; a Fund holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If a Fund does not exercise an index warrant prior to its expiration, then a Fund loses the amount of the purchase price that it paid for the warrant.

Each Fund will normally use index warrants as it may use index options. The risks of a Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund's ability to exercise the warrants at any time or in any quantity.

OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, each Fund has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

1. Each Fund will write only covered options, and each such option will remain covered so long as a Fund is obligated thereby; and

2. No Fund will write options (whether on securities or securities indices) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, a Fund may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Fund may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If a Fund is unable to effect a closing purchase transaction with respect to options it has acquired, a Fund will have to allow the options to expire without recovering all or a portion of the option premiums paid. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, a Fund will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and a Fund may experience material losses due to losses on the option transaction itself and in the covering securities.

In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

1. The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For this reason, the successful use of options depends upon the investment adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

2. Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a Fund will realize a loss in the amount of the premium paid and any transaction costs.

3. A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although a Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits; (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

4. With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If a Fund writes a call option on an index, a Fund will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If a Fund holds an index option and exercises it before the closing index value for that day is available, a Fund runs the risk that the level of the underlying index may subsequently change.

5. A Fund's activities in the options markets may result in a higher Fund turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

FUTURES AND RELATED OPTIONS STRATEGIES. Each Fund may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.

Each Fund may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of a Fund's securities holdings. To the extent that a portion of a Fund's holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Fund correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of a Fund's holdings. A Fund may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities, which may then be purchased, in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Fund intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

As in the case of a purchase of an index futures contract, a Fund may purchase a call option on an index futures contract to hedge against a market advance in securities that a Fund plans to acquire at a future date. A Fund may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by a Fund. This is analogous to writing covered call options on securities. A Fund also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by a Fund.

FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, each Fund has adopted the following investment guidelines to govern its use of such strategies. The Board of Trustees may modify these guidelines without shareholder vote.

1. Each Fund will engage only in covered futures transactions, and each such transaction will remain covered so long as a Fund is obligated thereby.

2. No Fund will write` options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indices), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, or earmark an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to market." For example, when a Fund purchases a contract and the value of the contract rises, a Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, a Fund is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of a Fund's obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements, a Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

In considering a Fund's use of futures contracts and related options, particular note should be taken of the following:

1. Successful use by a Fund of futures contracts and related options will depend upon the investment adviser's ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if a Fund has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to a Fund. If the price of the futures contract moves more than the price of the underlying securities, a Fund will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

2. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

3. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.

4. Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

5. Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

6. As is the case with options, a Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, a Fund also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

HEDGING STRATEGIES. The Short-Term Bond Fund's investment adviser may use forward currency contracts, options and futures contracts and related options to attempt to hedge securities held by the Short-Term Bond Fund. There can be no assurance that such efforts will succeed. Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investment.

The Short-Term Bond Fund may enter into forward currency contracts either with respect to specific transactions or with respect to the Fund's positions. When the investment adviser believes that a particular currency may decline compared to the U.S. dollar, a Fund may enter into a forward contract to sell the currency that the sub-adviser expects to decline in an amount approximating the value of some or all of a Fund's securities denominated in that currency. Such contracts may only involve the sale of a foreign currency against the U.S. dollar. In addition, when a Fund anticipates purchasing or selling a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made.

The Short-Term Bond Fund also may sell (write) and purchase put and call options and futures contracts and related options on foreign currencies to hedge against movements in exchange rates relative to the U.S. dollar. In addition, the Short-Term Bond Fund may write and purchase put and call options on securities and stock indices to hedge against the risk of fluctuations in the prices of securities held by the Short-Term Bond Fund or which the investment adviser intends to include in the portfolio. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. A Fund also may sell and purchase stock index futures contracts and related options to protect against a general stock market decline that could adversely affect a Fund's securities or to hedge against a general stock market or market sector advance to lessen the cost of future securities acquisitions. The Short-Term Bond Fund may use interest rate futures contracts and related options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

The Short-Term Bond Fund will not enter into an options, futures or forward currency contract transaction that exposes the Short-Term Bond Fund to an obligation to another party unless a Fund either (i) owns an offsetting ("covered") position in securities, currencies, options, futures or forward currency contracts or (ii) has cash, receivables and liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above.

SPECIAL RISKS RELATED TO FOREIGN CURRENCY OPTIONS AND FUTURES CONTRACTS

Options and futures contracts on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option or futures contract depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the Funds position in a foreign currency option or currency contract may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options or futures transactions, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options or futures markets until they reopen.

As with other options and futures positions, the Short-Term Bond Fund's ability to establish and close out such positions in foreign currencies is subject to the maintenance of a liquid secondary market. Trading of some such positions is relatively new. Although the Short-Term Bond Fund will not purchase or write such positions unless and until, in the investment adviser's opinion, the market for them has developed sufficiently to ensure that the risks in connection with such positions are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option or futures contract at any specific time. Moreover, no Fund will enter into OTC options that are illiquid if, as a result, more than 15% of its net assets would be invested in illiquid securities.

Settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Short-Term Bond Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and it may be required to pay any fees, taxes and charges associated with such delivery that are assessed in the issuing country.

SWAP AGREEMENTS. The Short-Term Bond Fund may enter into swaps relating to indices, currencies, interest rates, and equity interests. A swap transaction is an agreement between the Short-Term Bond Fund and a counter party to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by the Short-Term Bond Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock.

The Short-Term Bond Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Short-Term Bond Fund anticipates purchasing at a later date. Swaps have special risks including possible default by the counter party to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

SPECIAL RISKS RELATED TO SWAP AGREEMENTS. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Short-Term Bond Fund is contractually obligated to make or receive. If the counter party to a swap defaults, a Fund's risk of loss consists of the net amount of payments that a Fund is contractually entitled to receive. A Fund will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

Whether the use of swap agreements will be successful in furthering a Fund's investment objective will depend on the investment adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter party. A Fund will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, a Fund will enter into swap agreements only with counter parties that would be eligible for consideration as repurchase agreement counter parties under a Fund's repurchase agreement guidelines. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

                                   APPENDIX B

                        DESCRIPTION OF SECURITIES RATINGS


Moody's Investors Service, Inc. ("Moody's"), Standard &Poor's(R) ("S&P") and Fitch Ratings, Inc. ("Fitch") are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's, S&P(R) and Fitch are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The investment adviser and sub-advisers attempt to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. In that event, the investment adviser or sub-advisers will consider whether it is in the best interest of a Fund to continue to hold the securities.


Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

An S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor.

Fitch credit ratings are an opinion on the relative ability of an entity's financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit-ratings cover the global spectrum of corporate, sovereign (including supra-national and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

                            SHORT-TERM CREDIT RATINGS

Moody's

Moody's employs the following:

"P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

"P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

"P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

"NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

An S&P short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for short-term issues:

"A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

"A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

"A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B" - Obligations are regarded as having significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B-1" - Obligations are regarded as having speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative - grade obligors.

"B-2" - Obligations are regarded as having significant speculative characteristics, and the obligor has an average speculative - grade capacity to meet its financial commitments over the short-term compared to other speculative
- grade obligors.

"B-3" - Obligations are regarded as having significant speculative characteristics, and the obligor has a relatively weak capacity to meet its financial commitments over the short-term compared to other speculative - grade obligations.

"C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

"D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Fitch

Fitch short-term ratings scale applies to foreign currency and local currency. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

"F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

"F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

"F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

"B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

"C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

"RD" - Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

"D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

"NR" - This designation indicates that Fitch does not publicly rate the issuer or issue in question.

"Withdrawn" - A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch deems sufficient.

                            LONG-TERM CREDIT RATINGS

Moody's

The following summarizes the ratings used by Moody's for long-term debt:

"Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

"Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

"A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

"Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

"Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

"B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

"Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

"Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

"C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

The following summarizes the ratings used by S&P for long-term issues:

"AAA" - An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" - An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

"C" - A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" rating also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

"D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

"N.R." - This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch

The following summarizes long-term ratings used by Fitch:

"AAA" - Securities considered to be investment grade and of the highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

"AA" - Securities considered to be of very high credit quality. "AA" ratings denote expectations of low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

"A" - Securities considered to be investment grade and of high credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

"BBB" - Securities considered to be investment grade and of good credit quality. "BBB" ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

"BB" - Securities considered to be speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

"B" - Securities considered to be highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

"CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

"DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

"NR" indicates that Fitch does not publicly rate the issuer or issue in question.

                NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

Moody's

Watchlist: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade ("UPG"), on review for possible downgrade ("DNG"), or more rarely with direction uncertain ("UNC"). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

Rating Outlooks: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive ("POS"), Negative ("NEG"), Stable ("STA") and Developing ("DEV" -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A "RUR" (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, "NOO" (No Outlook) may be displayed.

S&P

Creditwatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by S&P's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

Rating Outlook: An S&P rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

     -    "Positive" means that a rating may be raised.

     -    "Negative" means that a rating may be lowered.

     -    "Stable" means that a rating is not likely to change.

     -    "Developing" means a rating may be raised or lowered.

Fitch

Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one-to two-year period. Outlooks may be "positive", "stable" or "negative". A positive" or "negative" Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to "positive" or "negative" if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as "evolving".

                             MUNICIPAL NOTE RATINGS

Moody's

Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

"MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

"MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

"MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

"SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

VMIG rating expirations are a function of each issue's specific structural or credit features.

"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

An S&P U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. Notes maturing beyond three years will most likely receive a long-term debt rating. The following summarizes the ratings used by S&P for municipal notes:

"SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

"SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

"SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Fitch

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

                                   APPENDIX C

                      RODNEY SQUARE MANAGEMENT CORPORATION

                PROXY POLICIES, PROCEDURES, AND VOTING GUIDELINES
                         SPECIFIC TO THE WT MUTUAL FUND

I.   INTRODUCTION

Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") provides that it will be a fraudulent, deceptive or manipulative act, practice, or course of business within the meaning of Section 206(4) of the Advisers Act for an investment adviser to exercise voting authority with respect to client securities unless the investment adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of clients. In addition, Rule 204-2 under the Advisers Act sets forth record-keeping requirements.

These procedures apply to registered investment advisers who have implicit or explicit voting authority over client securities. For Rodney Square Management Corporation ("RSMC"), these Policies, Procedures, and Voting Guidelines are intended to form the basis for voting, recording and providing required disclosures to the WT Mutual Fund (the "Trust"), RSMC's only advisory client.

The Trust has adopted related policies and procedures to comply with similar regulatory requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act").

II.  PROXY VOTING DELEGATION

A.   From the Trust to RSMC and affiliated Investment Advisers:

          1. The Trust has numerous investment portfolios ("Funds"), most of which are advised by RSMC, and others that are managed by Investment Advisers that are affiliated with RSMC. In addition, portions of some Funds are managed by Sub-Advisers.

          2. The voting of proxies for securities held by the Trust has been delegated by the Trust's Board of Trustees (the "Trustees") to RSMC and its affiliated Investment Advisers.

B.   From RSMC to Wilmington Trust Company:

          1. Pursuant to a Services Agreement between RSMC and its affiliate, Wilmington Trust Company ("Wilmington Trust"), certain dual employees of RSMC and Wilmington Trust may be authorized to coordinate the casting of proxy votes on behalf of RSMC's clients, provided that the procedures and guidelines herein are followed by such individuals.

C.   From RSMC to Sub-Advisers for the Multi-Manager International Fund:

          1. An Investment Adviser may further delegate proxy voting responsibilities to one or more Sub-Advisers to a Fund if it is deemed that the Sub-Adviser(s) has the best level of expertise in a particular type of securities, or for other compelling reasons.

          2. Currently, RSMC has elected to delegate voting on behalf of the Multi-Manager International Fund to the Sub-Advisers currently managing portions of that Fund.

III. PROXY VOTING POLICIES AND PROCEDURES

A.   General Policy Statement:

          1. Based on the premise that an issuer's board of directors can properly assess the best course for a company and will act in the best interests of the shareholders in pursuing maximum long-term value, proxies will generally be voted as recommended by the issuer's board of directors, except in cases where stockholder rights are substantially impaired, or as otherwise stated below.

          2. As new issues arise and trends develop, voting practices will be modified accordingly.

          3. Proxy voting for securities held by RSMC-advised Funds is conducted in accordance with Proxy Voting Guidelines set forth herein that Wilmington Trust has independently developed over time.


          4. An independent proxy service, Institutional Shareholder Services ("ISS"), provides the mechanism through which the proxies for securities held by RSMC-advised Funds are voted, but the voting of those proxies is directed by Wilmington Trust's proxy analyst and is entirely based on Wilmington Trust's Proxy Voting Guidelines.



          5. The proxy analyst conducts appropriate research based upon data gathered from the issuer's proxy documents, ISS research material, financial publications, and other sources.


B.   Additions to and Deviations from Proxy Voting Guidelines:

          1. When a significant issue arises that is not addressed by Proxy Voting Guidelines currently in effect, the proxy analyst brings it to the attention of Wilmington Trust's Securities Review Committee (the "Review Committee"). The Review Committee determines how the proxy should be voted and such determinations may result in the adoption of a new voting guideline.

          2. If the proxy analyst perceives the presence of special circumstances that would warrant making an exception to a guideline, the proxy analyst must refer the matter to the Review Committee for final determination. The exception may then become the rule should the Review Committee decide that an existing guideline should be reversed in light of changing times and circumstances.

C.   Conflicts of Interest:

          1. A potential conflict of interest may exist when RSMC or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of a Fund and that could compromise RSMC's independence of judgment and action in voting the proxy in the best interests of a Fund's shareholders.

          2. In general, RSMC believes that consistently voting in accordance with the Proxy Voting Guidelines will address most anticipated conflicts of interest, as this process ensures that where there is a conflict of interest the proxy will be voted no differently than it would be voted in the absence of such conflict.

          3. Should RSMC deviate from the Proxy Voting Guidelines on a particular vote, then each matter being voted upon will be carefully assessed by the proxy analyst and the Review Committee to determine if a conflict of interest is present.

          4. In the event of a material conflict of interest, the Committee shall determine an appropriate resolution, which may include consultation with the Trust's management or Trustees, analyses by independent third parties, or other means necessary to ensure and demonstrate that a proxy was voted in the best interests of the Fund's shareholders and was not affected by RSMC's or another party's conflict.

D.   Written Analysis:

          1. Written analysis and related documentation must be retained to support (i) any conclusion as to how to cast votes with respect to changes to or deviation from current Proxy Voting Guidelines and/or (ii) the resolution of conflict of interest on a particular vote.

          2. This material should be preserved by RSMC, provided to the Trust, and maintained in the proxy voting files. However, public disclosure of such analysis is not required.

IV.  PROXY VOTING GUIDELINES UPDATED AS OF JULY 1, 2005

A.   RSMC will generally vote WITH AN ISSUER'S MANAGEMENT by voting:

          1.   For election of directors;

          2.   For appointment of auditors;

          3.   For uncontested mergers;

          4.   For proposals to establish a staggered board;

          5. For proposals to require that directors can be removed only for cause;

          6.   For proposals to increase authorized shares;

          7. For proposals to require supermajority vote for takeover-related events - provided there is a "fair price" provision but we vote against management in the absence of such fair price provision;

          8. For proposals to limit director liability and indemnify directors, if the proposal provides that directors would remain liable and would not be indemnified should it be determined that there was willful misconduct on their part. We do not vote in favor of indemnification if there is pending litigation against directors;

          9. For executive stock option plans, employee stock-purchase plans, and compensation-related proposals in general, except we vote against proposals to re-price options;

          10. For proposals from heretofore tax-exempt funds to remove limits on investments in securities that are not exempt from the federal alternative minimum tax;

          11. For proposals to reincorporate in tax havens like Bermuda and the Cayman Islands;

          12. As management recommends on proposals to eliminate or establish preemptive rights;

          13. As management recommends on proposals to eliminate or establish cumulative voting;

          14. Against shareholder proposals that the company not provide pension benefits to non-employee directors;

          15. Against shareholder proposals to require a shareholder vote on large issuances of voting shares to a single person or group;

          16.  Against shareholder proposals to require confidential voting;

          17. Against shareholder proposals to change the company's requirements regarding independent directors, provided that the company is meeting the standards determined appropriate by NASDAQ and the New York Stock Exchange and approved by the Securities and Exchange Commission;

          18. Against shareholder proposals to subscribe to McBride Principles in Northern Ireland, or to cease doing business in countries with human rights violations.

          19.  Against shareholder proposals to limit "golden parachutes;"

          20. Against shareholder proposals to limit the money paid to the company's auditors for non-auditing services;

          21.  Against shareholder proposals to index options;

          22.  Against shareholder proposals to expense options; and

          23. With respect to mutual funds, for proposals to allow fund mergers to occur without shareholder vote being required, subject to the rules of the Investment Company Act of 1940.

B.   RSMC will generally vote AGAINST AN ISSUER'S MANAGEMENT by voting:

          1. For shareholder proposals requesting that management rescind takeover-related rights plans, except we don't oppose the rights plan if it has a permitted bid provision and the provision is reasonable;

          2. For shareholder proposals to amend the by-laws of Delaware corporations to provide that they will no longer be governed by
               Section 203 of the Delaware General Corporation Law;

          3. For shareholder proposals to exclude abstentions when tabulating votes;

          4. Against proposals to establish a new class of common stock with magnified voting power;

          5. Against proposals to eliminate shareholder action by written consent;

          6. Against proposals to require that shareholder meetings can only be called by the board of directors. However, we favor provisions whereby special shareholder meetings can be called by an individual or group with at least ten percent voting power, and oppose proposals that would move the threshold away from ten percent - either higher or lower;

          7. Against proposals to authorize the board to adopt, amend, or repeal the company's by-laws without shareholder vote;

          8. Against proposals to require more than a simple majority shareholder vote to remove directors for cause;

          9.   Against proposals to re-price options;

          10. With respect to British companies, against proposals to disenfranchise shareholders who own more than a certain percentage of the outstanding stock and do not respond quickly enough to the company's request to disclose the size of their holdings;

          11. With respect to French companies, against proposals to allow the board to issue stock in response to a takeover offer; and

          12.  With respect to mutual funds,

               a. against proposals to change a fund's investment objective, unless there is an extremely compelling reason,

               b. against proposals to eliminate the requirement that changes in a fund's investment objective be subject to shareholder vote,

               c. against proposals to change any of a fund's investment policies in a manner that would be counter to the fund's investment objective, and

               d. if it is apparent that one of the fund's investment policies could be changed in a manner that would be counter to the fund's investment objective, against a proposal to eliminate the shareholder vote required to change that particular investment policy.

V.   PROXY VOTING RECORD-KEEPING

A.   RSMC's Record-keeping Responsibilities under the Advisers Act:

          In compliance with the rule amendments that require advisers to maintain certain records relating to the proxy votes cast for clients, RSMC shall maintain the following records:

          1. Copies of all proxy voting policies, procedures, and voting guidelines;

          2. Copies of each proxy voting statement received regarding client securities;

          3.   Records of each vote cast;

          4. Copies of any documents created by RSMC that were material to making a decision on how to vote a proxy, or that memorialize the basis for such decision, including written consents from clients.

          5. Copies of all written client requests for proxy voting records and any written response from RSMC to any (written or oral) request for such information.

          6. RSMC shall keep its proxy voting books and records, including all of the above items, in an easily accessible place for six years (the first two years in an appropriate office of RSMC).

B.   RSMC's Record-keeping Responsibilities under the Investment Company Act:

          1. RSMC shall maintain separate records of each proxy vote it casts on behalf of each Fund during the 12-month period ended June 30th of each year in the following format:

APPENDIX D   NAME OF THE ISSUER OF THE FUND SECURITY
APPENDIX E   EXCHANGE TICKER SYMBOL OF THE FUND SECURITY
APPENDIX F   (IF REASONABLY AVAILABLE)
APPENDIX G   CUSIP NUMBER FOR THE FUND SECURITY
APPENDIX H   (IF REASONABLY AVAILABLE)
APPENDIX I   SHAREHOLDER MEETING DATE
APPENDIX J   BRIEF SUMMARY OF EACH MATTER VOTED UPON
APPENDIX K   WHETHER THE MATTER WAS PROPOSED BY THE ISSUER OR
APPENDIX L   BY A SECURITY HOLDER
APPENDIX M   WHETHER RSMC VOTED THE FUND'S SHARES ON THE MATTER


APPENDIX N   HOW THE VOTE WAS CAST - "FOR," "AGAINST," "ABSTAIN,"


APPENDIX O   OR "WITHHELD" REGARDING ELECTION OF DIRECTORS
APPENDIX P   WHETHER RSMC VOTED THE FUND'S SHARES
APPENDIX Q   WITH OR AGAINST THE ISSUER'S MANAGEMENT

          2. RSMC will also support and coordinate all reporting and disclosure requirements.

          3. ISS or another third-party administrator maybe engaged to perform some or all of the activities described herein.

VI.  DISCLOSURE REQUIREMENTS

A.   Disclosure of Proxy Voting Policies, Procedures, and Records:

          1. RSMC shall prepare a concise summary of this document for delivery to any client upon request.

          2. The summary should also indicate that a copy of the complete Proxy Policies, Procedures, and Voting Guidelines is available upon request by clients.

          3. RSMC shall also inform clients how to obtain information on how their securities were voted.

    Adopted as of July 1, 2005 and ratified and confirmed by the Trustees on September 1, 2005; structural conforming changes made January 2006 and June 2006

                                   APPENDIX D

                      JULIUS BAER INVESTMENT MANAGEMENT LLC
                             PROXY VOTING PROCEDURES
                                JANUARY 17, 2006

A.   General

          It is the policy of Julius Baer Investment Management LLC ("JBIM") to consider and vote each proxy proposal in the best interests of clients and account beneficiaries with respect to securities held in the accounts of all clients for JBIM provides discretionary investment management services and have authority to vote their proxies.

          JBIM may vote proxies as part of its authority to manage acquire and dispose of account assets. JBIM will not vote proxies if the advisory agreement does not provide for JBIM to vote proxies or the "named fiduciary" for an account has explicitly reserved the authority for itself.

          When voting proxies for client accounts, JBIM's primary objective is to make voting decisions solely in the best interests of clients and account beneficiaries. In fulfilling its obligations to clients, JBIM will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts.

B.   Proxy Oversight Committee

          In order to properly monitor the proxy voting process, a Proxy Oversight Committee ("Committee") shall meet periodically to evaluate the effectiveness of JBIM's proxy voting process, and to address potential conflicts of interest as they arise. The members of the Committee include the individuals listed in Appendix A (attached hereto), and shall be selected from personnel of JBIM consisting of executive, compliance, legal, and operations.

C.   Procedures

          JBIM Operations Department ("OPS") is responsible for establishing all new accounts on the Charles River System. A New Account Checklist which is signed and approved by all key departments of JBIM is circulated along with the agreed upon Investment Guidelines for that client. OPS will code the applicable client account as "proxy voting" by including it in the proxy voting group on Charles River.

          To assist JBIM in its responsibility for voting proxies and to ensure consistency in voting proxies on behalf of its clients, JBIM has retained the proxy voting and recording services of Institutional Shareholder Services ("ISS"). ISS is an independent third-party service that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. JBIM intends to vote in accordance with ISS's recommendations to address, among other things, any material conflicts of interests between clients and the interests of JBIM or its affiliates. The ISS predetermined guidelines are list as Appendix B.

          In order to ensure that ISS performs its delegated duties, OPS will provide the client's custodian a letter authorizing the custodian to forward proxy ballots to ISS. In addition, ISS is sent a copy of this letter so that it may initiate a relationship with the custodian. ISS will provide an exception list of those accounts for which ballots are not yet being received. OPS will follow up with the relevant custodian to resolve outstanding matters. OPS will also supply at least on a monthly basis a full listing of positions so that ISS may ensure that they are completely voting all ballots.

D.   Conflicts of Interest

          JBIM is sensitive of conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

          (i) A principal of JBIM or any person involved in the proxy decision-making process currently serves on the company's Board

          (ii) An immediate family member of a principal of JBIM or any person involved in the proxy decision-making process currently serves as a director or executive officer of the company.

          (iii) The company is a client of the firm (or an affiliate of a client), provided that any client relationship that represents less than 2.5% of the firm's revenues or less than $75,000 in annual revenues shall be presumed to be immaterial.

          This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to the CCO of JBIM

          Under such circumstances, JBIM will vote in accordance with ISS' predetermined guidelines, except as described below in section D.

E.   ISS Overrides

          JBIM has provided implied consent to ISS to vote in accord with their recommendation and will generally do so, JBIM Portfolio Management retains the ability through an online platform (VOTEX) to override any such vote that it believes would be in a client's best interest. In cases where JBIM Portfolio Management believes there may be an actual or perceived conflict of interest, the manager must prepare documentation of the investment rationale for the decision, the conflict of interest and the method in which the conflict would be addressed and present all such documentation to the Committee prior to providing voting instructions to ISS. The Committee shall consider all such information and either approve or disapprove the portfolio manager's request. Committee minute and all such documentation shall be maintained as part of the firm's books and records.

F.   Monitoring

          ISS will provide ad-hoc reporting as well as quarterly board reporting for client which details the voting record and denotes any exceptions wherein JBIM has deviated from its normal policy. If such activity is detected, OPS will elevate the report to Senior Management, including the Head of Legal and Compliance and the Chief Compliance Officer ("CCO"). JBIM Portfolio Management will provide the JBIM's CCO with a written explanation of the reason for the exception. All such records shall be maintained as part for the firm's books and records.

G.   Reporting and Disclosure for JBIM

          Once each year, JBIM shall include in its presentation materials to the Boards of Directors of the investment companies which it serves as investment adviser, a record of each proxy voted with respect to portfolio securities of the investment companies during the year. With respect to those proxies that JBIM has identified as involving a conflict of interest, JBIM, LLC shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

          JBIM shall disclose within its Form ADV how other clients can obtain information on how their securities were voted. JBIM shall also describe this proxy voting policy and procedures within the Form ADV, along with a disclosure that a client shall be provided a copy upon request.

     a.   Recordkeeping

          JBIM shall retain records relating to the voting of proxies, including:

          1. A copy of this proxy voting policy and procedures and ISS Proxy Voting Guidelines relating to the voting of proxies.

          2. A copy of each proxy statement received by JBIM regarding portfolio securities in JBIM client accounts.

          3.   A record of each vote cast by JBIM on behalf of a client.

          4. A copy of each written client request for information on how JBIM voted proxies on behalf of the client account, and a copy of any written response by JBIM to the client account.

          5. A copy of any document prepared by JBIM that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision.

          JBIM shall rely on proxy statements filed on the SEC's EDGAR system instead of maintain its own copies and on proxy statements and records of proxy votes cast by JBIM maintained at ISS. JBIM shall obtain an undertaking from ISS to provide a copy of the documents promptly upon request.

          These records shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the appropriate office of JBIM.

                                   APPENDIX E

                         GOLDMAN SACHS ASSET MANAGEMENT

                             POLICY ON PROXY VOTING
                         FOR INVESTMENT ADVISORY CLIENTS

Goldman Sachs Asset Management ("GSAM") has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the "Policy"). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary, and contractual obligations.

GUIDING PRINCIPLES

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and
(ii) are not influenced by conflicts of interest. These principles reflect GSAM's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

PUBLIC EQUITY INVESTMENTS

To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services ("ISS") Standard Proxy Voting Guidelines (the "Guidelines"), except in circumstances as described below. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast. A summary of the Guidelines is attached as Appendix A.

* For purposes of this Policy, "GSAM" refers, collectively, to the Goldman Sachs Asset Management unit of Goldman, Sachs & Co.'s Investment Management Division; Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; and Goldman Sachs Princeton LLC.

(GOLDMAN SACHS LOGO) ASSET MANAGEMENT

In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. As explained more fully below, however, each GSAM equity portfolio management team ("Portfolio Management Team") may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Local Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to the Global Chief Investment Officer and other appropriate GSAM personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

Senior management of GSAM periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.

IMPLEMENTATION BY PORTFOLIO MANAGEMENT TEAMS

General Overview

While it is GSAM's policy generally to follow the Guidelines and the ISS Recommendations, the active-equity and quantitative-equity Portfolio Management Teams have developed different approaches for using the Guidelines and ISS Recommendations in light of their different investment philosophies and processes.

Active Equity

Our active-equity Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. Therefore, on a case-by-case basis and subject to the approval process described above, each active-equity Portfolio Management Team may vote differently from the Guidelines or a particular ISS Recommendation. In forming their views on particular matters, our active-equity Portfolio Management Teams are permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and ISS Recommendations.

In our active-equity investment research process, responsibility for analyzing corporate board structures and the corporate governance practices of portfolio companies in connection with proxy voting decisions lies with the relevant Portfolio Management Team. Accordingly, each active-equity Portfolio Management Team is charged with performing these functions for the portfolio companies as part of the team's research efforts.

As part of that research process, each active-equity Portfolio Management Team has regular internal research meetings to discuss the companies held in a particular team's investment portfolio. Among the topics that may be discussed at these meetings are issues pertaining to a portfolio company's record and policies on corporate governance practices that may affect shareholder value.

Each active-equity Portfolio Management Team determines how to allocate responsibility for analyzing corporate governance issues and proxy voting decisions among the team's members. Under each arrangement, the work related to proxy voting is integrated into our research process. Each active-equity Portfolio Management Team remains responsible for ensuring that corporate governance issues are analyzed and proxy votes are cast in a manner consistent with our guiding principles.

Quantitative Equity

Our quantitative-equity Portfolio Management Teams, by contrast, have decided to follow the Guidelines and ISS Recommendations exclusively, based on such Portfolio Management Teams' investment philosophy and approach to portfolio construction, as well as the evaluation of ISS's services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our quantitative-equity Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of GSAM senior management) and any specific shareholder vote (subject to the approval process described above).

USE OF THIRD-PARTY SERVICE PROVIDERS

We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by GSAM to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services.

GSAM's decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. GSAM management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.

GSAM may hire other service providers to replace or supplement ISS with respect to any of the services GSAM currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.

CONFLICTS OF INTEREST

Pursuant to this Policy, GSAM has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by GSAM in accordance with the Guidelines and ISS Recommendations will not present any conflicts of interest because GSAM casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where an active-equity Portfolio Management Team decides to vote against an ISS Recommendation. In general, conflicts of interest between GSAM and other businesses within Goldman Sachs should not affect GSAM in light of the information barrier policies separating GSAM from those other businesses. In addition, in any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, includes an inquiry into potential conflicts of interest, and GSAM senior management will not approve decisions that are based on the influence of such conflicts.

FIXED INCOME AND PRIVATE INVESTMENTS

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

EXTERNAL MANAGERS

Where GSAM places client assets with managers outside of GSAM, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers' own policies. GSAM may, however, retain such responsibilities where it deems appropriate.

CLIENT DIRECTION

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. GSAM can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with GSAM the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

                  ISS STANDARD PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of the ISS Standard Proxy Voting Guidelines (the "Guidelines"), which form the substantive basis of GSAM's Policy on Proxy Voting for Investment Advisory Clients ("Policy") with respect to public equity investments. As described in the main body of the Policy, GSAM may diverge from the Guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

1. AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

- An auditor has a financial interest in or association with the company, and is therefore not independent,

-    Fees for non-audit services are excessive, or

- There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

A. VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

B. CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

C. INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

D. MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

A. SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

B. SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

C. SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

D. CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

E. CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

A. VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

B. REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

A. COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

B. DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

- It is intended for financing purposes with minimal or no dilution to current shareholders

- It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

A. MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

-    Historic trading patterns

-    Rationale for the repricing

-    Value-for-value exchange

-    Option vesting

-    Term of the option

-    Exercise price

-    Participation

B. EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

-    Purchase price is at least 85 percent of fair market value;

-    Offering period is 27 months or less; and

-    Potential voting power dilution is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

C. SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors go into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                                   APPENDIX F

                                        THE BOSTON COMPANY ASSET MANAGEMENT, LLC
                                                             PROXY VOTING POLICY

                          MELLON FINANCIAL CORPORATION
                               PROXY VOTING POLICY
                              (APPROVED 08-20/04)*

     1. SCOPE OF POLICY - This Proxy Voting Policy has been adopted by the investment advisory subsidiaries of Mellon Financial Corporation ("Mellon"), the investment companies advised by such subsidiaries (the "Funds"), and the banking subsidiaries of Mellon (Mellon's investment advisory and banking subsidiaries are hereinafter referred to individually as a "Subsidiary" and collectively as the "Subsidiaries").

     2. FIDUCIARY DUTY - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

     3. LONG-TERM PERSPECTIVE - We recognize that management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

     4. LIMITED ROLE OF SHAREHOLDERS - We believe that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

     5. ANTI-TAKEOVER PROPOSALS - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or shortterm insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

     6. "SOCIAL" ISSUES - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

     With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client's portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.

     7. PROXY VOTING PROCESS - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Mellon Proxy Policy Committee (the "Committee"), if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, particular industry or particular issue for special scrutiny. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

     8. MATERIAL CONFLICTS OF INTEREST - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

     9. SECURITIES LENDING - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

     10. RECORDKEEPING - We will keep, or cause our agents to keep, the records for each voting proposal required by law.

     11. DISCLOSURE - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the vote is recorded.

                                   APPENDIX G
                         ACADIAN ASSET MANAGEMENT, INC.
                               PROXY VOTING POLICY
                               (AS OF MARCH 2006)

When voting proxies on behalf of our clients, Acadian assumes a fiduciary responsibility to vote in our clients' best interests. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act

(ERISA), Acadian acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients,

Acadian has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Proxy Voting Guidelines

Acadian acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. To assist in this effort,

Acadian has retained Institutional Shareholder Services (ISS) to research and vote its proxies. ISS provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines. Relying on ISS to vote proxies ensures that Acadian votes in the best interest of its clients and insulates Acadian's voting decisions from any potential conflicts of interest.

There may be occasions when Acadian determines that not voting a proxy may be in the best interests of clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client. There may also be times when clients have instructed Acadian not to vote proxies or direct Acadian to vote proxies in a certain manner. Acadian will maintain written instructions from clients with respect to directing proxy votes.

Acadian also reserves the right to override ISS vote recommendations under certain circumstances. Acadian will only do so if they believe that changing the vote is in the best interest of clients. All overrides will be approved by an Executive Officer of Acadian and will be documented with the reasons for voting against the ISS recommendation.

Conflicts of Interest

Occasions may arise during the voting process in which the best interest of clients conflicts with Acadian's interests. In these situations ISS will continue to follow the same predetermined guidelines as formally agreed upon between Acadian and ISS before such conflict of interest existed.

Conflicts of interest generally include (i) business relationships where Acadian has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of Acadian has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Acadian learns that a conflict of interest exists, the Proxy Coordinator will prepare a report to the Compliance Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and
(iii) procedures to ensure that Acadian makes proxy voting decisions based on the best interests of clients. If Acadian determines that a material conflict exists, it will defer to ISS to vote the proxy in accordance with the predetermined voting policy.

Voting Policies

Acadian has adopted the proxy voting policies developed by ISS. The policies have been developed based on ISS's independent, objective analysis of leading corporate governance practices and their support of long-term shareholder value. Acadian may change these policies from time to time without providing notice of changes to clients.

ISS proxy voting policies include:

Management Proposals: Proposals introduced by company management will generally be voted in accordance with management's recommendations on the following types of routine management proposals:

     -    Election of Directors (uncontested)

     -    Approval of Independent Auditors

     -    Executive Compensation Plans

     - Routine Corporate Structure, Share Issuance, Allocations of Income, Scrip Dividend Proposals, Increases in Capital or Par Value, and Share Repurchase Plans.

Shareholder Proposals: At times shareholders will submit proposals that generally seek to change some aspect of a company's corporate governance structure or its business operations. Proxies will generally be voted against proposals motivated by political, ethical or social concerns. Proposals will be examine solely from an economic perspective. Proxies will generally be voted with management in opposition to shareholder resolutions which could negatively impact the company's ability to conduct business, and voted in support of the shareholder initiatives concerning the maximization of shareholder value.

Other (Non-Routine) Proposals: Non-routine proposals, introduced by company management or shareholders, are examined on a case-by-case basis. These are often more complex structural changes to a company such as a reorganization or merger, in which a variety of issues are considered including the benefits to shareholders' existing and future earnings, preservation of shareholder value, financial terms of the transaction and the strategic rationale for the proposal. The following are examples of proposals that are voted on a case-by-case basis:

     -    Reorganizations/Restructurings

     -    Amendments to the Articles of Association

     - Non-Executive Director Compensation Proposals (cash and share based components)

     -    Increasing Borrowing Powers

     -    Debt Issuance Requests

Voting Process

Acadian has appointed the head of Operations to act as Proxy Coordinator. The Proxy Coordinator acts as coordinator with ISS including ensuring proxies Acadian is responsible to vote are forwarded to ISS, overseeing that ISS is voting assigned client accounts and maintaining appropriate authorization and voting records.

After ISS is notified by the custodian of a proxy that requires voting and/or after ISS cross references their database with a routine download of Acadian holdings and determines a proxy requires voting, ISS will review the proxy and make a voting proposal based on the recommendations provided by their research group. Any electronic proxy votes will be communicated to the proxy solicitor by ISS's Global Proxy Distribution Service and ADP's Proxy Edge Distribution Service, while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet. ISS assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of the vote, which is provided to Acadian on a quarterly basis. Acadian will make votes available to all separately managed accountholders upon request and will communicate votes to all mutual fund clients no less frequently than once a year.

Proxy Voting Record

Acadian's Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Acadian/ISS voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling Acadian's Marketing Service Representative, Amy Conklin, at 1-800-946-0166. The report will be provided free of charge.

                                 WT MUTUAL FUND

                   WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND
                    WILMINGTON MODERATE ASSET ALLOCATION FUND
                  WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND
                         WILMINGTON ETF ALLOCATION FUND

                            1100 North Market Street
                           Wilmington, Delaware 19890

                       STATEMENT OF ADDITIONAL INFORMATION


                                NOVEMBER 1, 2006



This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Funds' current prospectuses dated November 1, 2006, as amended from time to time. A copy of each current prospectus may be obtained without charge, on the Funds' website at http://www.wilmingtonfunds.com, by writing to Professional Funds Distributor (the "Distributor"), LLC, 760 Moore Road, King of Prussia, PA 19406 or by calling (800) 336-9970. A copy may also be obtained from certain institutions such as banks or broker-dealers that have entered into servicing agreements with the Distributor.



Audited financial statements for the Funds for the fiscal year ended June 30, 2006, included in the Annual Report to shareholders, are incorporated into this SAI by reference. The Annual Report to shareholders is available without charge on the Funds' website at http://www.wilmingtonfunds.com or by calling (800) 336-9970.

                                TABLE OF CONTENTS


GENERAL INFORMATION........................................................    2
INVESTMENT POLICIES........................................................    2
DISCLOSURE OF FUND HOLDINGS................................................   15
INVESTMENT LIMITATIONS.....................................................   17
CODE OF ETHICS.............................................................   24
PROXY VOTING...............................................................   25
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES........................   25
INVESTMENT ADVISORY AND OTHER SERVICES.....................................   27
ADMINISTRATION AND ACCOUNTING SERVICES.....................................   29
ADDITIONAL SERVICE PROVIDERS...............................................   30
DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN.................................   30
PORTFOLIO MANAGERS.........................................................   31
BROKERAGE ALLOCATION AND OTHER PRACTICES...................................   35
CAPITAL STOCK AND OTHER SECURITIES.........................................   37
PURCHASE, REDEMPTION AND PRICING OF SHARES.................................   38
DIVIDENDS..................................................................   40
TAXATION OF THE FUNDS......................................................   40
FINANCIAL STATEMENTS.......................................................   46
APPENDIX A OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES......   A-1
APPENDIX B DESCRIPTION OF SECURITIES RATINGS..............................   B-1
APPENDIX C RODNEY SQUARE MANAGEMENT CORPORATION  PROXY POLICIES,
   PROCEDURES, AND VOTING GUIDELINES.......................................  C-1

                               GENERAL INFORMATION


WT Mutual Fund (the "Trust") was organized as a Delaware statutory trust on June 1, 1994. The Trust has established the following funds described in this SAI:
Wilmington Aggressive Asset Allocation Fund, Wilmington Moderate Asset Allocation Fund, Wilmington Conservative Asset Allocation Fund and Wilmington ETF Allocation Fund (each a "Fund" and collectively, the "Funds"). Each Fund issues Institutional Shares and A Shares. Each Fund, except for the Wilmington ETF Allocation Fund, is a diversified open-end management investment company. The Wilmington ETF Allocation Fund is a non-diversified open-end management investment company.


                               INVESTMENT POLICIES

The following information supplements the information concerning the Funds' investment objectives, policies and limitations found in the prospectuses. Unless otherwise indicated, this information applies to each of Wilmington Aggressive Asset Allocation Fund, Wilmington Moderate Asset Allocation Fund, and Wilmington Conservative Asset Allocation Fund (the "Asset Allocation Funds") through their investment in shares of other series of the Trust and to Wilmington ETF Allocation Fund (the "ETF Fund") through its investment in securities of other registered investment companies listed and traded on a securities exchange (an "exchange traded fund," "ETF" or "Underlying ETF"). Each Underlying ETF is a registered investment company with a stated investment objective and is subject to various investment policies and restrictions.

For a complete description of the other series of the Trust in which the Asset Allocation Funds invest, please see such series' prospectuses and statements of additional information, which are available without charge by calling the transfer agent at toll-free (800) 336-9970 or on the Funds' internet website http://www.wilmingtonfunds.com. Currently, most of the Underlying ETFs are issued by registered investment companies such as iShares(R), Inc., iShares(R) Trust, Midcap SPDR(R) Trust, Rydex(R) ETF Trust, Select Sector SPDR(R) Trust, SPDR(R) Trust, streetTracks(R) Gold Trust, streetTracks(R) Index Shares Fund, streetTracks(R) Series Trust, which file financial and other information with the Securities and Exchange Commission (the "SEC"), including prospectuses and statements of additional information. Such information is publicly available at www.sec.gov. No representation or warranty is hereby made as to the accuracy or completeness of any such information (the reference to the SEC's website is an inactive textual reference and information contained in, or otherwise accessible through, this website does not form a part of the prospectuses or this SAI).

The ETF Allocation Fund seeks to achieve its investment objective by investing at least 80% of its assets in ETFs. This 80% policy may be changed without shareholder approval upon 60 days' written notice to shareholders.

ASSET-BACKED SECURITIES. The Funds may purchase interests in pools of obligations, such as credit card or automobile loan receivables, purchase contracts and financing leases. Such securities are also known as "asset-backed securities," and the holders thereof may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction.

Asset-backed securities are typically supported by some form of credit enhancement, such as cash collateral, subordinated tranches, a letter of credit, surety bond or limited guaranty. Credit enhancements do not provide protection against changes in the market value of the security. If the credit enhancement is exhausted or withdrawn, security holders may experience losses or delays in payment if required payments of principal and interest are not made with respect to the underlying obligations. Except in very limited circumstances, there is no recourse against the vendors or lessors that originated the underlying obligations.


Asset-backed securities are likely to involve unscheduled prepayments of principal that may affect yield to maturity, result in losses, and may be reinvested at higher or lower interest rates than the original investment. The yield to maturity of asset-backed securities that represent residual interests in payments of principal or interest in fixed income obligations is particularly sensitive to prepayments.


The value of asset-backed securities may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool of underlying obligations, the originator of those obligations or the financial institution providing credit enhancement.

BANK OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers' acceptances (i) of major U.S. and foreign banks and their branches located outside of the United States, (ii) of U.S. branches of foreign banks, (iii) of foreign branches of foreign banks, (iv) of U.S. agencies of foreign banks and
(v) of wholly owned banking subsidiaries of such foreign banks located in the United States.

Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, of the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by government regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing. A brief description of some typical types of bank obligations follows:

- Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

- Certificates of Deposit. Certificates of Deposit are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New
     York).

-    Time Deposits. Time deposits are bank deposits for fixed periods of time.

COMMERCIAL PAPER. Each Fund may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

CONVERTIBLE SECURITIES. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.

CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The Funds may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations.

DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.


DEPOSITARY RECEIPTS. American Depositary Receipts ("ADRs") as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends interest and shareholder information regarding corporate actions. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

DERIVATIVES. The Funds may invest in a variety of derivative investments to seek income, to seek income for liquidity needs or for hedging purposes. Some derivative investments the Funds may use are the hedging instruments described below in this SAI and in Appendix A. Segregated accounts will be maintained for all derivative transactions, to the extent required by the 1940 Act. Among the derivative investments the Funds may invest in are "index-linked," "commodity-linked," "equity-linked" or "currency-linked" notes. Principal and/or interest payments on index-linked notes depend on the performance of an underlying index. Principal and/or interest payments on commodity-linked notes and equity-linked notes may depend on the price of an underlying commodity or security or the performance of an underlying commodity or equity index. Currency-indexed securities are typically short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Other derivative investments the Funds may use include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the investment adviser expected.

EQUITY-LINKED SECURITIES. The Funds may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or sometimes a single stock. To the extent that a Fund invests in an equity-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. See "Foreign Securities" below. In addition, a Fund will bear the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as index futures on stock indexes, zero-strike options and warrants and swap agreements. See "Derivatives" above. Equity-linked securities may be considered illiquid and thus subject to a Fund's restriction on investments in illiquid securities.

FIXED INCOME SECURITIES WITH BUY-BACK FEATURES. Fixed income securities with buy-back features enable the Funds to recover principal upon tendering the securities to the issuer or a third party. Letters of credit issued by domestic or foreign banks often support these buy-back features. In evaluating a foreign bank's credit, the investment adviser considers whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions that could adversely affect the bank's ability to honor its commitment under the letter of credit. Buy-back features include standby commitments, put bonds and demand features.

- Standby Commitments. Each Fund may acquire standby commitments from broker-dealers, banks or other financial intermediaries to enhance the liquidity of portfolio securities. A standby commitment entitles a Fund to same day settlement at amortized cost plus accrued interest, if any, at the time of exercise. The amount payable by the issuer of the standby commitment during the time that the commitment is exercisable generally approximates the market value of the securities underlying the commitment. Standby commitments are subject to the risk that the issuer of a commitment may not be in a position to pay for the securities at the time that the commitment is exercised.

     Ordinarily, a Fund will not transfer a standby commitment to a third party, although the Fund may sell securities subject to a standby commitment at any time. A Fund may purchase standby commitments separate from or in conjunction with the purchase of the securities subject to the commitments. In the latter case, the Fund may pay a higher price for the securities acquired in consideration for the commitment.

- Put Bonds. A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, a Fund in effect holds a demand obligation that bears interest at the prevailing short-term rate.

     In selecting put bonds for the Funds, the investment adviser takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments, the bond's rating is downgraded or, in the case of a municipal bond, the bond loses its tax-exempt status.

- Demand Features. Many variable rate securities carry demand features that permit the holder to demand repayment of the principal amount of the underlying securities plus accrued interest, if any, upon a specified number of days' notice to the issuer or its agent. A demand feature may be exercisable at any time or at specified intervals. Variable rate securities with demand features are treated as having a maturity equal to the time remaining before the holder can next demand payment of principal. The issuer of a demand feature instrument may have a corresponding right to prepay the outstanding principal of the instrument plus accrued interest, if any, upon notice comparable to that required for the holder to demand payment.

FOREIGN SECURITIES. The Funds may invest in foreign securities either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of foreign securities. (See "Depositary Receipts" above.) Foreign securities include equity or debt securities issued by issuers outside the United States, and include securities in the form of ADRs and EDRs (see "Depositary Receipts"). Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the counter markets.

Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities may not be as liquid as U.S. securities. Securities of foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers.

To date, the market values of securities of issuers located in different countries have moved relatively independently of each other. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. A decline in the value of a Fund's investments in one country may offset potential gains from investments in another country.

Investments in securities of foreign issuers may involve risks that are not associated with domestic investments. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about domestic issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties that could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon and may involve a risk of loss to a Fund. Foreign securities markets may have substantially less volume than U.S. markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States, and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of nationalization, expropriation or confiscatory taxation (in which case a Fund could lose its entire investment in a certain market), limitations on the removal of monies or other assets of a Fund, higher rates of inflation, political or social instability or revolution, or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Some of the risks described in the preceding paragraph may be more severe for investments in emerging or developing countries. By comparison with the United States and other developed countries, emerging or developing countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less experienced and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging or developing countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging or developing countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.

The economies of individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investments in foreign securities will usually be denominated in foreign currencies and therefore, a Fund may temporarily hold cash in foreign currencies. The value of a Fund's investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. A Fund may incur costs in connection with conversions between various currencies. A Fund's value could be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, and gains and losses realized on the sale of securities. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flows and numerous other factors, including, in some countries, local governmental intervention).

GUARANTEED INVESTMENT CONTRACTS. The Funds may invest in guaranteed investment contracts ("GIC"). A GIC is a general obligation of an insurance company. A GIC is generally structured as a deferred annuity under which the purchaser agrees to pay a given amount of money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate (either fixed or variable) for the life of the contract. Some GICs provide that the insurer may periodically pay discretionary excess interest over and above the guaranteed rate. At the GIC's maturity, the purchaser generally is given the option of receiving payment or an annuity. Certain GICs may have features that permit redemption by the issuer at a discount from par value.

Generally, GICs are not assignable or transferable without the permission of the issuer. As a result, the acquisition of GICs is subject to the limitations applicable to each Fund's acquisition of illiquid and restricted securities. The holder of a GIC is dependent on the creditworthiness of the issuer as to whether the issuer is able to meet its obligations. No Fund intends to invest more than 5% of its net assets in GICs.

HEDGING STRATEGIES. Each Fund may engage in certain hedging strategies that involve options and futures. These hedging strategies are described in detail in Appendix A.

ILLIQUID SECURITIES. No Fund may knowingly invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on a Fund's books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the investment adviser, pursuant to guidelines approved by the Board. The investment adviser will monitor the liquidity of securities held by a Fund and report periodically on such decisions to the Board.

If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Fund's adviser or sub-adviser to the Board of Trustees. Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

INFLATION-PROTECTED DEBT SECURITIES. The Funds may invest in inflation-protected debt securities or inflation-indexed bonds, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the U.S. Treasury ("Treasury Inflation Protected Securities" or "TIPS") have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased TIPS with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

INVESTMENT COMPANY SECURITIES AND EXCHANGE TRADED FUNDS. Each Fund may invest in investment company securities issued by open-end and closed-end investment companies, including exchange traded funds ("ETFs"). Such investments are subject to limitations prescribed by the 1940 Act unless a SEC exemption is applicable. These limitations currently provide, in part, that the Funds may not purchase shares of an investment company if (a) such a purchase would cause a Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause a Fund to have more than 5% of its total assets invested in the investment company or
(c) more than 10% of a Fund's total assets would be invested in the aggregate in all investment companies. As a shareholder in an investment company, a Fund would bear its pro-rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, registered investment companies are permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to such ETFs, including that such investment companies enter into an agreement with such ETF. The Funds have entered into several such agreements. The ETF Allocation Fund will not be able to conform to its investment policy to invest in at least 80% of its assets in ETFs, and the other Funds' ability to invest in ETFs will be severely constrained unless the ETFs in which they invest have received such an order from the SEC, and the ETF and the Funds take appropriate steps to comply with the relevant terms and conditions of such orders.



Set forth below is additional information about the manner in which ETFs generally operate and the risks associated with an investment in ETFs.



The Funds generally expect to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases a Fund will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF's custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a "creation unit". Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may be redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. A Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units, if the investment adviser believes it is in a Fund's interest to do so. A Fund's ability to redeem creation units may be limited by the 1940 Act, which provides that an ETF will not be obligated to redeem shares held by a Fund in an amount exceeding one percent of such ETF's total outstanding securities during any period of less than 30 days.


There is a risk that ETFs in which a Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, the ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, ETFs may also terminate or experience a disruption in its activities. In addition, an ETF may terminate if its net assets fall below a certain amount.

Although the investment adviser believes that, in the event of the termination of an ETF, the Funds will be able to invest instead in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time.

INVESTMENTS IN COMMODITY/NATURAL RESOURCE-RELATED SECURITIES. As discussed under "Investment Limitations" below, the Funds do not invest directly in commodities. However, the Funds may from time to time invest in securities of companies whose business is related to commodities and natural resources, or in registered investment companies or other companies that invest directly or indirectly in commodities and natural resources. For example, a Fund may invest in companies who business is related to mining of precious or other metals (e.g., gold, silver, etc.) or registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can move sharply, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in the commodity markets generally.

MONEY MARKET FUNDS. Each Fund may invest in money market mutual funds, within the limits prescribed by the Investment Company Act of 1940 (the "1940 Act"). (See "Investment Company Securities" above.)

MORTGAGE-BACKED SECURITIES. The Funds may invest in mortgage-backed securities. Mortgage-backed securities are securities representing interests in a pool of mortgages secured by real property.

Ginnie Mae mortgage-backed securities are securities representing interests in pools of mortgage loans to residential home buyers made by lenders such as mortgage bankers, commercial banks and savings associations and are either guaranteed by the Federal Housing Administration or insured by the Department of Veterans Affairs. Timely payment of interest and principal on each mortgage loan is backed by the full faith and credit of the U.S. Government.

Fannie Mae and Freddie Mac both issue mortgage-backed securities that are similar to Ginnie Mae securities in that they represent interests in pools of mortgage loans. Fannie Mae guarantees timely payment of interest and principal on its certificates and Freddie Mac guarantees timely payment of interest and ultimate payment of principal. Freddie Mac also has a program under which it guarantees timely payment of scheduled principal as well as interest. Fannie Mae and Freddie Mac guarantees are backed only by those agencies and not by the full faith and credit of the U.S. Government. In the case of mortgage-backed securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is backed by the U.S. Government.

Most mortgage-backed securities pass monthly payment of principal and interest through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, bi-weekly and semiannually. The monthly principal and interest payments also are not always passed through to the holder on a pro-rata basis. In the case of collateralized mortgage obligations ("CMOs"), the pool is divided into two or more tranches and special rules for the disbursement of principal and interest payments are established.

CMO residuals are derivative securities that generally represent interests in any excess cash flow remaining after making required payments of principal and interest to the holders of the CMOs described above. Yield to maturity on CMO residuals is extremely sensitive to prepayments. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual also will be extremely sensitive to the level of the index upon which interest rate adjustments are based.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities and may be issued by agencies or instrumentalities of the U.S. Government or by private mortgage lenders. SMBS usually are structured with two classes that receive different proportions of the interest and/or principal distributions on a pool of mortgage assets. A common type of SMBS will have one class of holders receiving all interest payments -- "interest only" or "IO" -- and another class of holders receiving the principal repayments - "principal only" or "PO." The yield to maturity of IO and PO classes is extremely sensitive to prepayments on the underlying mortgage assets.

Investment in mortgage-backed securities poses several risks, including prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Funds invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

NON-INVESTMENT GRADE SECURITIES. Each Fund may invest in non-investment grade or "high yield" fixed income securities commonly known to investors as "high yield bonds" or "junk bonds." High yield bonds are issued by a company whose credit rating (based on a nationally recognized statistical ratings organization's (an "NRSRO") evaluation of the likelihood of repayment) necessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant in purchasing the debt of such a company. While generally providing greater income and opportunity for gain, non-investment grade debt securities are generally subject to greater risks than fixed income securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield bonds generally will be in the lower rating categories of NRSROs (rated "Ba1" or lower by Moody's or "BB+" or lower by S&P) or will be unrated. The credit rating of a high yield bond does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer's financial condition. High yield bonds are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

While the market values of high yield bonds tend to react less to fluctuations in interest rates than do those of higher rated securities, the values of high yield bonds often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher rated securities. Issuers of high yield bonds are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders' equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to high yield bonds are subordinated to the prior repayment of senior indebtedness, which will potentially limit a Fund's ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield bonds have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.


During an economic downturn, a substantial period of rising interest rates or a recession, highly leveraged issuers of high yield bonds may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities, the Fund's net asset value ("NAV") and the ability of the issuers to repay principal and interest. If the issuer of a security held by a Fund has defaulted, the Fund may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.


The secondary markets for high yield bonds are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield bonds are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield bonds is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Fund may have difficulty disposing of certain high yield bonds due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Fund's assets. Market quotations on high yield bonds are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.


The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield bonds may be affected by legislative and regulatory developments. These developments could adversely affect a Fund's NAV and investment practices, the secondary market for high yield bonds, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield bonds, especially in a thinly traded market. For example, Federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.


When the secondary market for high yield bonds becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a

Fund's securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of a Fund to dispose of such securities at a desirable price. Additionally, if the secondary markets for high yield bonds contract due to adverse economic conditions or for other reasons, certain of a Fund's liquid securities may become illiquid and the proportion of the Fund's assets invested in illiquid securities may significantly increase.

The rating assigned by a rating agency evaluates the safety of a non-investment grade security's principal and interest payments, but does not address market value risk. Because such ratings of NRSROs may not always reflect current conditions and events, in addition to using NRSROs and other sources, the investment adviser performs its own analysis of the issuers whose non-investment grade securities are held by a Fund. Because of this, a Fund's performance may depend more on the investment adviser's own credit analysis than in the case of mutual funds investing in higher-rated securities. For a description of these ratings, see "Appendix B - Description of Ratings."

In selecting non-investment grade securities, the investment adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Fund. The investment adviser continuously monitors the issuers of non-investment grade securities held by a Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of a Fund so that it can meet redemption requests. If a security's rating is reduced below the minimum credit rating that is permitted for a Fund, the Fund's investment adviser will consider whether the Fund should continue to hold the security.

In the event that a Fund investing in high yield bonds experiences an unexpected level of net redemptions, the Fund could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Fund's rate of return is based.

The costs attributable to investing in the high yield markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.

OPTIONS ON SECURITIES AND SECURITIES INDICES. Each Fund may purchase call options on securities that the investment adviser or sub-adviser intends to include in a Fund in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. The Funds may purchase put options to hedge against a decline in the market value of securities held in a Fund or in an attempt to enhance return. The Funds may write (sell) put and covered call options on securities in which they are authorized to invest. The Funds may also purchase put and call options and write put and covered call options on U.S. securities indices. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the percentage of the total assets of a Fund that are invested in equity (or related) securities, a Fund may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.

PARTICIPATION INTERESTS. Each Fund may invest in participation interests in fixed income securities. A participation interest provides the certificate holder with a specified interest in an issue of fixed income securities.

Some participation interests give the holders differing interests in the underlying securities, depending upon the type or class of certificate purchased. For example, coupon strip certificates give the holder the right to receive a specific portion of interest payments on the underlying securities; principal strip certificates give the holder the right to receive principal payments and the portion of interest not payable to coupon strip certificate holders. Holders of certificates of participation in interest payments may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction. Asset-backed residuals represent interests in any excess cash flow remaining after required payments of principal and interest have been made.

More complex participation interests involve special risk considerations. Since these instruments have only recently been developed, there can be no assurance that any market will develop or be maintained for the instruments. Generally, the fixed income securities that are deposited in trust for the holders of these interests are the sole source of payments on the interests; holders cannot look to the sponsor or trustee of the trust or to the issuers of the securities held in trust or to any of their affiliates for payment.

Participation interests purchased at a discount may experience price volatility. Certain types of interests are sensitive to fluctuations in market interest rates and to prepayments on the underlying securities. A rapid rate of prepayment can result in the failure to recover the holder's initial investment.

The extent to which the yield to maturity of a participation interest is sensitive to prepayments depends, in part, upon whether the interest was purchased at a discount or premium, and if so, the size of that discount or premium. Generally, if a participation interest is purchased at a premium and principal distributions occur at a rate faster than that anticipated at the time of purchase, the holder's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a participation interest is purchased at a discount and principal distributions occur at a rate faster than that assumed at the time of purchase, the investor's actual yield to maturity will be higher than that assumed at the time of purchase.


Participation interests in pools of fixed income securities backed by certain types of debt obligations involve special risk considerations. The issuers of securities backed by automobile and truck receivables typically file financing statements evidencing security interests in the receivables, and the servicers of those obligations take and retain custody of the obligations. If the servicers, in contravention of their duty to the holders of the securities backed by the receivables, were to sell the obligations, the third party purchasers could acquire an interest superior to the interest of the security holders. Also, most states require that a security interest in a vehicle must be noted on the certificate of title and the certificate of title may not be amended to reflect the assignment of the lender's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. Securities backed by credit card receivables are generally unsecured, and both Federal and state consumer protection laws may allow set-offs against certain amounts owed.


PREFERRED STOCK. Each Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends generally are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

REAL ESTATE COMPANIES. The Funds may invest in securities (including, but not limited to common shares, preferred shares and convertible preferred shares) and debt securities issued by real estate companies, including REITs. A "Real Estate Company" is a company (i) that generally derives at least 50% of its revenue from the ownership, leasing, construction, financing, management or sale of commercial, industrial or residential real estate (or has at least 50% of its assets invested in such real estate) or (ii) whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. A Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of Real Estate Companies. It is anticipated that substantially all of the equity securities of Real Estate Companies in which the Funds intend to invest will be traded on a national securities exchange or in the over-the-counter markets.

REITS. The Funds may invest in equity and/or debt securities issued by REITs. A REIT is a Real Estate Company that pools investors' funds for investment primarily in income-producing real estate properties or in real estate related loans (such as mortgages) or other interests.

REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and gradual asset appreciation. The income-producing real estate properties in which equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Funds may invest in both publicly and privately traded REITs.

REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Fund if the other party to the repurchase agreement defaults), it is the policy of each Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the investment adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Fund's investment limitations.

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or an exemption from registration. Each Fund is subject to an investment limitation on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the investment adviser or sub-adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the investment adviser or sub-adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the investment adviser or sub-adviser intends to purchase securities that are exempt from registration under Rule 144A.

SECURITIES LENDING. Each Fund may from time to time lend its portfolio securities pursuant to agreements that require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans and all deemed borrowings for a Fund exceeds one-third of the value of a Fund's total assets taken at fair market value. When the Fund lends it portfolio securities, the collateral (i.e., the cash or securities that the Fund is obligated to return) can be included as part of the Fund's total assets in calculating the percentages of the Fund's total assets on loan. Collateral must be valued daily by the investment adviser and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the investment adviser to be of good standing and when, in the judgment of the investment adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.


SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security, or when a Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for Federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. The Funds may also make short sales to generate additional income from the investment of the cash proceeds of short sales. The Funds will only make short sales "against the box," meaning that at all times when a short position is open, a Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. To secure its obligation to deliver the securities sold short, a Fund will segregate with its custodian an equal amount to the securities sold short or securities convertible into or exchangeable for such securities.


U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of such agencies and instrumentalities are not direct obligations of the U.S. Treasury, the U.S. Government generally directly or indirectly backs payment of the interest and principal on these obligations. This support can range from securities supported by the full faith and credit of the United States (for example, Ginnie Mae securities) to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac, the Tennessee Valley Authority, Federal Farm Credit Banks and Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

VARIABLE AND FLOATING RATE SECURITIES. Each Fund may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. Fund investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 397 days or less.

Each Fund may also purchase inverse floaters that are floating rate instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater's price is considerably more volatile than that of a fixed rate security. For example, an issuer may decide to issue two variable rate instruments instead of a single long-term, fixed rate bond. The interest rate on one instrument reflects short-term interest rates, while the interest rate on the other instrument (the inverse floater) reflects the approximate rate the issuer would have paid on a fixed rate bond multiplied by two minus the interest rate paid on the short-term instrument. Depending on market availability, the two variable rate instruments may be combined to form a fixed rate bond. The market for inverse floaters is relatively new.

WHEN-ISSUED SECURITIES. Each Fund may buy when-issued securities or sell securities on a delayed-delivery-basis. This means that delivery and payment for the securities normally will take place approximately 15 to 90 days after the date of the transaction. The payment obligation and the interest rate that will be received are each fixed at the time the buyer enters into the commitment. During the period between purchase and settlement, the purchaser makes no payment and no interest accrues to the purchaser. However, when a security is sold on a delayed-delivery-basis, the seller does not participate in further gains or losses with respect to the security. If the other party to a when-issued or delayed-delivery transaction fails to transfer or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss.

While a Fund initially commits to purchase such securities with the purpose of actually acquiring them, the Fund may subsequently (i) dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy or (ii) sell the underlying securities before they are delivered, which may result in gains or losses. The Fund may also designate liquid assets, marked to market daily, maintained at a value equal to its current obligations for when-issued securities.


When a Fund makes a commitment to purchase a security on a when-issued-basis, it will record the transaction and reflect the value of the security each day in determining NAV per share, subject to changes in market value generally, based upon changes in the level of interest rates. Thus, upon delivery, the market value of the security may be higher or lower than its cost, thereby increasing or decreasing the Fund's NAV. When payment for a when-issued security is due, the Fund will meet its obligations from then-available cash flow, the sale of any previously designated liquid assets, the sale of other securities, or from the sale of the when-issued securities themselves. The sale of securities to meet a when-issued purchase obligation creates the potential for the realization of capital gains or losses.

ZERO COUPON BONDS. Each Fund may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. Tax laws requiring the distribution of accrued discount on the bonds, even though no cash equivalent thereto has been paid, may cause a Fund to liquidate investments in order to make the required distributions.

TEMPORARY DEFENSIVE POSITIONS. Each Fund may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by a NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that a Fund will be unable to achieve its investment objective.

PORTFOLIO TURNOVER. Portfolio turnover rates of the Funds for the fiscal period December 20, 2005 through June 30, 2006 were:


                                     FISCAL PERIOD ENDED
FUND                                    JUNE 30, 2006
----                                 -------------------
Aggressive Asset Allocation Fund             24%
Moderate Asset Allocation Fund               30%
Conservative Asset Allocation Fund           23%
ETF Allocation Fund                          58%


                           DISCLOSURE OF FUND HOLDINGS


The Funds have policies and procedures in place regarding the disclosure of securities holdings of the Funds designed to allow disclosure of such holdings information where it is deemed appropriate for a Fund's operations or it is determined to be useful to a Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure of a Fund's holdings, a Fund will not provide or permit others to provide information about the Fund's holdings on a selective basis.



The Funds provide portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by Federal or state securities laws, and may disclose portfolio holdings information in response to requests by governmental authorities.



The Funds may, but are not required to, post a Fund's schedule of investments on a website at regular intervals or from time to time at the discretion of the Fund. Such schedule of investments must be as of a date at least 30 days prior to its posting on the website. In addition to its schedule of investments, a Fund may post information on a website about the number of securities the Fund holds, a summary schedule of investments, the Fund's top ten holdings, and a percentage breakdown of the Fund's investments by country, sector and industry. This additional information must be as of a date at least 30 days prior to its posting on a website, provided, however, that a top ten holdings list may be as of a date 7 days prior to its posting on the website. The day after any Fund holdings information becomes publicly available (by posting on the website or otherwise), it may be mailed, e-mailed or otherwise transmitted to any person.



A Fund may distribute or authorize the distribution of information about its holdings that is not publicly available (on a website or otherwise) to a Fund's or an investment adviser's employees and affiliates that provide services to the Fund. The Fund may also distribute or authorize the distribution of information about the Fund's holdings that is not publicly available (on a website or otherwise) to the Fund's service providers who require access to the information
(i) in order to fulfill their contractual duties relating to the Fund; (ii) to facilitate the transition of a newly hired investment adviser or sub-adviser prior to the commencement of its duties; (iii) to facilitate the review of the Fund by a ranking or ratings agency; (iv) for the purpose of due diligence regarding a merger or acquisition; or (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of Fund assets and minimal impact on remaining shareholders of an affected Fund.



In order to mitigate conflicts between the interests of Fund shareholders, on the one hand, and those of the Funds' investment adviser, sub-adviser, or principal underwriter, or any affiliated person of the Funds, on the other, the Trust's Chief Compliance Officer (CCO) must approve and either the President or a Vice President of the Trust must approve a non-public disclosure of portfolio holdings. The Trust's CCO must report all arrangements to disclose portfolio holdings information to the Trust's Board of Trustees on a quarterly basis, which will review such arrangements and terminate them if it determines such disclosure arrangements are not in the best interests of shareholders.



Before any non-public disclosure of information about a Fund's holdings, the CCO will require the recipient of such non-public portfolio holdings information to agree or provide proof of an existing duty to keep the information confidential and to agree not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in a Fund or any other security. The Fund may request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Fund's policies and procedures and any applicable confidentiality agreement.



Under no circumstances may the Fund or an investment adviser or their affiliates receive any consideration or compensation for disclosing portfolio holdings information.



Each of the following third parties have been approved to receive portfolio holdings information: (i) the Fund administrator and accounting agent; (ii) the Fund independent public accounting firm, for use in providing audit opinions;
(iii) financial printers, solely for the purpose of preparing Fund reports or regulatory filings; (iv) the Funds' custodian in connection with its custody of the Fund's assets; (v) if applicable, a proxy voting service; and (vi) the following data aggregators and ranking and ratings services: Lipper Analytical Services, Inc., Morningstar Inc., and Standard & Poors. Information may be provided to these parties at any time so long as each of these parties is contractually and ethically prohibited from sharing a Fund's portfolio holdings information without specific authorization. The Fund's investment advisers and service providers will establish procedures to ensure that a Funds' portfolio holdings information is only disclosed in accordance with these policies.



The identity of persons with which the Funds have ongoing arrangements to provide portfolio holdings information is set forth below. In order to solicit prices on various fixed income securities certain of the Funds share this information with the broker dealers listed below on a periodic basis as needed with as little as a one day lag:



Banc of America
Barclays Capital Inc.
Bear Stearns & Co. Inc.
Bloomberg
Commerce Capital Markets, Inc.
Factset
Fidelity
Interactive Data
Investedge
Legg Mason Wood Walker
Lehman Brothers
Lipper
Longview
Loop Capital Markets
Maslow
Morgan Stanley
Morningstar
Piper Jaffray & Company
Plexus
RBC Dain Rauscher
Standard & Poor's
Starboard Capital Markets LLC
Stephens Inc.
Stern, Agee & Leach
Stone & Youngberg
Thompson Financial
Vestek
Wachovia Securities
William Blair & Co., L.L.C.

                             INVESTMENT LIMITATIONS

Except as otherwise provided, the Funds have adopted the investment limitations set forth below. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market value of a Fund's assets or redemptions of shares will not be considered a violation of a limitation. The following non-fundamental policies apply to each Fund unless otherwise indicated, and the Board of Trustees may change them without shareholder approval unless shareholder approval is required by the 1940 Act or the rules and regulations thereunder. The Funds will not:

1. purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government obligations") or to securities issued by other investment companies. Repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations. (This limitation does not apply to the Wilmington ETF Allocation Fund.);

2. invest 25% or more of the value of a Fund's assets in securities of issuers in any one industry. This restriction also does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to securities issued by other investment companies;

3. issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of 33-1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that each Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a "when-issued," delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets;

4. make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

5. underwrite any issue of securities, except to the extent that a Fund may be considered to be acting as an underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate or interests therein, although each Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities, unless acquired as a result of owning securities or other instruments, but each Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

8. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by a Fund. (For the purpose of this restriction, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities by and collateral arrangements with respect to margin for future contracts by a Fund are not deemed to be pledges or hypothecations);

9. engage in short sales of securities or maintain a short position, except that each Fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

10. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that a Fund may make initial and variation margin deposits in connection with permitted transactions in options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

11. purchase securities if its outstanding borrowings exceed 5% of the value of its total assets.

When engaging in options, futures and forward currency contract strategies, a Fund will either: (1) earmark or set aside cash or liquid securities in a segregated account with the custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

                              TRUSTEES AND OFFICERS


The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under "Interested Trustees" below is an "interested person" of the Funds' investment adviser, or the Trust, within the meaning of the 1940 Act. Each person who is not an "interested person" of the Funds' investment adviser or the Trust within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below. The address of each Trustee as it relates to the Trust's business is 1100 North Market Street, Wilmington, DE 19890.



                                                                                             NUMBER OF
                                                                           PRINCIPAL         FUNDS IN         OTHER
                              POSITION(S)       TERM OF OFFICE AND       OCCUPATION(S)     FUND COMPLEX    DIRECTORSHIPS
         NAME AND              HELD WITH          LENGTH OF TIME          DURING PAST       OVERSEEN BY       HELD BY
      DATE OF BIRTH              TRUST                SERVED              FIVE YEARS        TRUSTEE(1)        TRUSTEE
-------------------------   ---------------   ---------------------   ------------------   ------------   --------------
                                                   INTERESTED TRUSTEES

NEIL WOLFSON(2)             Trustee,          Shall serve at the      Chief Investment          26        None
Date of Birth: 6/64         President         pleasure of the         Officer of
                            and Chief         Board and until         Wilmington Trust
                            Executive         successor is            Investment
                            Officer           elected and             Management, LLC
                                              qualified. Trustee      ("WTIM") since
                                              since November          July 2004;
                                              2005. President and     Previously,
                                              Chief Executive         Partner with
                                              Officer since           KPMG (public
                                              January 2006            accounting) from
                                                                      1996 to 2004.

ROBERT J. CHRISTIAN(3)      Trustee           Shall serve until       Retired since             26        None
Date of Birth: 2/49                           death, resignation      February 2006;
                                              or removal. Trustee     Executive Vice
                                              since October 1998,     President of
                                              President and           Wilmington Trust
                                              Chairman of the         Company from
                                              Board from October      February 1996 to
                                              1998 to January         February 2006;
                                              2006.                   President of
                                                                      Rodney Square
                                                                      Management
                                                                      Corporation
                                                                      ("RSMC") from
                                                                      1996 to 2005;
                                                                      Vice President
                                                                      of RSMC 2005 to
                                                                      2006.



(1) The "Fund Complex" currently consists of the Trust (26 funds) and CRM Mutual Fund Trust (5 funds).






(2) Mr. Wolfson is an "Interested Trustee" by reason of his position as Chief Investment Officer of WTIM, an affiliate of RSMC.



(3) Mr. Christian is an "Interested Trustee" by reason of his previous employment with RSMC, an investment adviser to the Trust.

                                                                                             NUMBER OF
                                                                           PRINCIPAL         FUNDS IN         OTHER
                              POSITION(S)       TERM OF OFFICE AND       OCCUPATION(S)     FUND COMPLEX    DIRECTORSHIPS
         NAME AND              HELD WITH          LENGTH OF TIME          DURING PAST       OVERSEEN BY       HELD BY
      DATE OF BIRTH              TRUST                SERVED              FIVE YEARS        TRUSTEE(1)        TRUSTEE
-------------------------   ---------------   ---------------------   ------------------   ------------   --------------
                                                   INDEPENDENT TRUSTEES

ROBERT ARNOLD               Trustee          Shall serve until        Founder and               26        First Potomac
Date of Birth: 3/44                          death, resignation       co-manages, R. H.                   Realty Trust
                                             or removal. Trustee      Arnold & Co.,                       (real estate
                                             since May 1997.          Inc. (investment                    investment
                                                                      banking company)                    trust)
                                                                      since 1989.

DR. ERIC BRUCKER            Trustee          Shall serve until        Professor of              26        None
Date of Birth: 12/41                         death, resignation       Economics,
                                             or removal. Trustee      Widener
                                             since October 1999.      University since
                                                                      July 2004;
                                                                      formerly, Dean,
                                                                      School of
                                                                      Business
                                                                      Administration of
                                                                      Widener
                                                                      University from
                                                                      2001 to 2004;
                                                                      Dean, College of
                                                                      Business, Public
                                                                      Policy and Health
                                                                      at the University
                                                                      of Maine from
                                                                      September 1998 to
                                                                      June 2001.

NICHOLAS GIORDANO           Trustee and       Shall serve until       Consultant,               26        Kalmar Pooled
Date of Birth: 3/43         Chairman of the   death, resignation      financial                           Investment
                            Board             or removal. Trustee     services                            Trust;
                                              since October 1998.     organizations                       Independence
                                                                      from 1997 to                        Blue Cross;
                                                                      present; Interim                    IntriCon
                                                                      President,                          Corporation
                                                                      LaSalle                             (industrial
                                                                      University from                     furnaces and
                                                                      1998 to 1999.                       ovens).

LOUIS KLEIN, JR.            Trustee           Shall serve until       Self-employed             31        CRM Mutual
Date of Birth: 5/35                           death, resignation      financial                           Fund Trust
                                              or removal. Trustee     consultant since                    (since June
                                              since October 1999.     1991.                               2005); WHX
                                                                                                          Corporation
                                                                                                          (industrial
                                                                                                          manufacturer).

                                                                                             NUMBER OF
                                                                           PRINCIPAL         FUNDS IN         OTHER
                              POSITION(S)       TERM OF OFFICE AND       OCCUPATION(S)     FUND COMPLEX    DIRECTORSHIPS
         NAME AND              HELD WITH          LENGTH OF TIME          DURING PAST       OVERSEEN BY       HELD BY
      DATE OF BIRTH              TRUST                SERVED              FIVE YEARS        TRUSTEE(1)        TRUSTEE
-------------------------   ---------------   ---------------------   ------------------   ------------   --------------
JOHN J. QUINDLEN            Trustee           Shall serve until       Retired since             26             None
Date of Birth: 5/32                           death, resignation      1993.
                                              or removal. Trustee
                                              since October 1999.

MARK A. SARGENT             Trustee           Shall serve until       Dean and                  26             None
Date of Birth: 4/51                           death, resignation      Professor of Law,
                                              or removal. Trustee     Villanova
                                              since November 2001.    University School
                                                                      of Law since July
                                                                      1997.



As of the date of this SAI, none of the Independent Trustees nor any of their immediate family members (i.e. spouse or dependent children) serves as an officer or director or is an employee of the Trust, any of the Funds' investment advisers or Distributor, or of any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.



                               EXECUTIVE OFFICERS



                                                                                             NUMBER OF
                                                                           PRINCIPAL         FUNDS IN         OTHER
                              POSITION(S)       TERM OF OFFICE AND       OCCUPATION(S)     FUND COMPLEX    DIRECTORSHIPS
    NAME, ADDRESS AND          HELD WITH          LENGTH OF TIME          DURING PAST       OVERSEEN BY       HELD BY
      DATE OF BIRTH              TRUST                SERVED              FIVE YEARS          TRUSTEE        TRUSTEE
-------------------------   ---------------   ---------------------   ------------------   ------------   --------------
CLAYTON M. ALBRIGHT         Vice              Shall serve at the      Vice President,           N/A             N/A
1100 North Market Street    President         pleasure of the Board   RSMC since 2001;
Wilmington, DE 19890                          and until successor is  Vice President of
Date of Birth: 9/53                           elected and qualified.  WTIM since 2006;
                                              Officer since October   Vice President;
                                              1998.                   Vice President,
                                                                      Wilmington Trust
                                                                      Company since
                                                                      1997.

JOSEPH M. FAHEY, JR.        Vice              Shall serve at the      Vice President,           N/A             N/A
1100 North Market Street    President         pleasure of the Board   RSMC since 1992.
Wilmington, DE 19890                          and until successor
Date of Birth: 1/57                           is elected and
                                              qualified. Officer
                                              since November 1999.

                               EXECUTIVE OFFICERS



                                                                                       NUMBER OF
                                                                     PRINCIPAL         FUNDS IN         OTHER
                           POSITION(S)       TERM OF OFFICE        OCCUPATION(S)     FUND COMPLEX   DIRECTORSHIPS
NAME, ADDRESS AND           HELD WITH        AND LENGTH OF          DURING PAST       OVERSEEN BY      HELD BY
DATE OF BIRTH                 TRUST           TIME SERVED            FIVE YEARS         TRUSTEE        TRUSTEE
-----------------          -----------   ---------------------   -----------------   ------------   -------------
JOHN J. KELLEY             Vice          Shall serve at the      Vice President of       N/A             N/A
1100 North Market Street   President,    pleasure of the Board   RSMC since July
Wilmington, DE 19890       Chief         and until successor     2005; Vice
Date of Birth: 9/59        Financial     is elected and          President of PFPC
                           Officer,      qualified. Officer      Inc. from January
                           Treasurer &   since September 2005.   2005 to July
                           Secretary                             2005; Vice

                                                                 President of
                                                                 Administration,
                                                                 1838 Investment
                                                                 Advisors, LP from
                                                                 1999 to 2005;
                                                                 Chief Compliance
                                                                 Officer, 1838
                                                                 Investment
                                                                 Advisors, LP from
                                                                 2004 to 2005.

ANNA M. BENCROWSKY         Chief         Shall serve at the      Chief Compliance        N/A             N/A
1100 North Market Street   Compliance    pleasure of the Board   Officer, Rodney
Wilmington, DE 19890       Officer       and until successor     Square
Date of Birth: 5/51                      is elected and          Management
                                         qualified; Officer      Corporation
                                         since September 2004.   since 2004; Vice

                                                                 President and
                                                                 Chief Compliance
                                                                 Officer, 1838
                                                                 Investment
                                                                 Advisors, LP
                                                                 from 1998 to
                                                                 2004.



RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES. The basic responsibilities of the Trustees are to monitor the Funds' financial operations and performance, oversee the activities and legal compliance of the Funds' investment advisers and other major service providers, keep themselves informed, and exercise their business judgment in making decisions important to the Funds' proper functioning based on what the Trustees reasonably believe to be in the best interests of the shareholders. The Board is comprised of eight individuals, two of whom are considered Interested Trustees. The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (but at least quarterly) to review the investment performance of the Funds and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board met six times during the fiscal year ended June 30, 2006. The Board has an Audit Committee, a Nominating and Governance Committee, and a Regulatory Oversight Committee. The responsibilities of each committee and its members are described below.


AUDIT COMMITTEE. The Audit Committee is comprised of Messrs. Giordano, Klein and Quindlen, each of whom is an Independent Trustee. Mr. Quindlen serves as the chairman of the Audit Committee. Pursuant to its charter, the Audit Committee has the responsibility, among others, to (1) select the Trust's independent registered public accountants; (2) review and approve the scope of the independent registered public accountants' audit activity; (3) review the financial statements which are the subject of the independent registered public accountants' certifications; and (4) review with such independent registered public accountants the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal accounting controls. During the fiscal year ended June 30, 2006, there were four meetings of the Audit Committee.



NOMINATING AND GOVERNANCE COMMITTEE. The Nominating and Governance Committee is comprised of Messrs. Giordano, Quindlen and Sargent, each of whom is an Independent Trustee. Mr. Sargent serves as chairman of the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for formulating a statement of corporate governance; assessing the size, structure and composition of the Board; determining trustee qualification guidelines as well as compensation, insurance and indemnification of Trustees; identifying Trustee candidates; oversight of Board self-evaluations; and identifying, from time to time, qualified candidates to serve as the Chief Compliance Officer ("CCO") for the Trust. During the fiscal year ended June 30, 2006, there were three meetings of the Nominating and Governance Committee. The Nominating and Governance Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Nominating and Governance Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least ten years of employment history with employer names and a description of the employer's business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Nominating and Governance Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board. Upon the written request of shareholders holding at least 10% of a Fund's shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as trustees as specified in such written request.



REGULATORY OVERSIGHT COMMITTEE. The Regulatory Oversight Committee is comprised of Messrs. Arnold, Brucker and Sargent, each of whom is an Independent Trustee, and Mr. Christian, an Interested Trustee. Dr. Brucker serves as the chairman of the Regulatory Oversight Committee. The Regulatory Oversight Committee (i) monitors the Board's compliance with its major specific responsibilities under the 1940 Act; (ii) receives information regarding proposed and newly adopted Federal and state laws and regulations as they apply to the Trust, and provides oversight of investment advisers, other major service providers, and the Trust's CCO regarding compliance with such laws and regulations as needed; (iii) provides oversight of the Trust's Rule 12b-1 fees and shareholder service fees and the payment of such fees to various investment advisers, broker-dealers and financial intermediaries; (iv) provides oversight of portfolio trade execution, brokerage commissions, soft dollar usage, and revenue sharing arrangements of the Trust's investment advisers, and make recommendations to the Board regarding such practices; (v) provides oversight of the Trust's valuation and pricing policies, procedures and practices and designated management valuation committee; (vi) provides oversight of exemptive order(s), if any, granted to the Trust by the SEC or pursuant to which the Trust is subject; (vii) provides oversight of the Trust, investment advisers, sub-advisers and principal underwriter's 17j-1 codes of ethics, including violations thereof, and makes recommendations to the Board regarding approval of such codes and material changes thereto; and (viii) monitors, in cooperation with the Nominating and Governance Committee, the CCO's performance. During the fiscal year ended June 30, 2006, there were four meetings of the Regulatory Oversight Committee.


SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all registered investment companies overseen by the Trustee within the Fund Complex, as of December 31, 2005.


                                                          AGGREGATE DOLLAR RANGE
                                                         OF EQUITY SECURITIES IN
                                                   ALL REGISTERED INVESTMENT COMPANIES
                                                      OVERSEEN BY TRUSTEE WITHIN THE
                          DOLLAR RANGE OF EQUITY                FAMILY OF
NAME OF TRUSTEE/FUND     SECURITIES IN EACH FUND           INVESTMENT COMPANIES
--------------------     -----------------------   -----------------------------------
INTERESTED TRUSTEES
   Robert J. Christian             NONE                            NONE
   Neil Wolfson                    NONE                      $50,001-$100,000
INDEPENDENT TRUSTEES
   Robert Arnold                   NONE                            NONE
   Eric Brucker                    NONE                      $50,001-$100,000
   Nicholas Giordano               NONE                      $50,001-$100,000
   Louis Klein, Jr.                NONE                       Over $100,000
   John J. Quindlen                NONE                       Over $100,000
   Mark A. Sargent                 NONE                      $10,001-$50,000

As of December 31, 2005, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in any of the investment advisers or the Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or the Distributor.


COMPENSATION. In addition to the fees below, the Trust reimburses the Independent Trustees for their related business expenses. The following table shows the fees paid to the Trustees during the fiscal year ended June 30, 2006 for their service to the Trust and the total compensation paid to the Trustees by the Fund complex:



                                                                                                  TOTAL
                                              PENSION OR RETIREMENT                            COMPENSATION
                              AGGREGATE        BENEFITS ACCRUED AS          ESTIMATED              FROM
                          COMPENSATION FROM     PART OF THE TRUST     ANNUAL BENEFITS UPON     FUND COMPLEX
INDEPENDENT TRUSTEE           THE TRUST             EXPENSES               RETIREMENT        PAID TO TRUSTEES
-------------------       -----------------   ---------------------   --------------------   ----------------
Robert H. Arnold               $55,500                None                    None                $55,500
Dr. Eric Brucker                56,500                None                    None                 56,500
Robert J. Christian             21,667                None                    None                 21,667
Nicholas Giordano               71,750                None                    None                 71,750
Louis Klein, Jr.                56,500                None                    None                 89,833
Clement C. Moore, II(1)         59,500                None                    None                 59,500
John J. Quindlen                63,250                None                    None                 63,250
Mark A. Sargent                 64,000                None                    None                 64,000


----------
1    Mr. Moore resigned as a Trustee on July 31, 2006.

                                 CODE OF ETHICS


In accordance with Rule 17j-1 of the 1940 Act, the Fund, each investment adviser and sub-adviser to the Funds of the Trust and the Distributor have adopted a code of ethics (each, a "Code" and together, the "Codes").



The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among an investment adviser, the Distributor or the Trust. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by a Fund under certain circumstances.

Under the Code adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the Code of Ethics adopted by RSMC, personal trading is subject to pre-clearance and other conditions set forth in their respective Codes.



On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all Codes of Ethics relative to the Trust, including information about any material violations of the Codes. The Codes are on public file as exhibits to the Trust's registration statement with the SEC.


                                  PROXY VOTING


The Board of Trustees has adopted general proxy voting procedures and thereunder delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by a Fund to each investment adviser thereof, subject to the Board's continuing oversight. For those Funds that employ a sub-adviser, the investment adviser may further delegate proxy voting responsibilities to a sub-adviser of the Funds. In exercising its voting obligations, an investment adviser or sub-adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the Funds, and for the purpose of providing benefits to such Funds. An investment adviser or sub-adviser will consider the factors that could affect the value of a Fund's investment in its determination on a vote.


The investment adviser has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. The investment adviser's proxy voting procedures address these considerations and establish a framework for the investment adviser's consideration of a vote that would be appropriate for a Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing such common or routine matters.

Finally, the proxy voting procedures establish a protocol for voting of proxies in cases in which the investment adviser may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies. In such instances, the investment adviser will submit a separate report to the Trustees indicating the nature of the potential conflict of interest and how the determination of such vote was achieved. Attached hereto as Appendix C are the proxy voting policies and procedures for RSMC.


Each Fund's proxy voting record as of June 30, 2006 is available (i) without charge, upon request, by calling (800) 336-9970; (ii) on the Funds' website at http://www.wilmingtonfunds.com; and (iii) on the SEC's website at www.sec.gov.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES





Persons or organizations beneficially owning 25% or more of the outstanding shares of a Fund are presumed to "control" the Fund. As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders. As of October 16, 2006 officers and Trustees of the Trust owned individually and together less than 1% of the Fund's outstanding shares. As of October 16, 2006, the name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of any class of a Fund were as follows:



                                                         OWNERSHIP
FUND, NAME, CITY AND STATE                              PERCENTAGE
--------------------------                              ----------
WILMINGTON ETF ALLOCATION FUND - INSTITUTIONAL SHARES
National Financial Service Corp                            6.22%
New York, NY 10008

Wilmington Trust of PA Inv Agt                             5.79%
FBO Barry C. Geftman
Wilmington, DE  19899

                                                         OWNERSHIP
FUND, NAME, CITY AND STATE                              PERCENTAGE
--------------------------                              ----------
Wilmington Trust Company Successor TTEE                    5.16%
FBO Donald A. Corkran
Wilmington, DE 19899

WILMINGTON ETF ALLOCATION FUND - A SHARES
NFS LLC FEBO                                              26.99%
Wilmington Trust Co Cust
IRA of Norman M. Powell
Unionville, PA 19375

PFPC Trust Co Cust                                        16.82%
FBO William P. Richards, Jr.
Pasadena, CA 91103

NFS LLC FEBO                                               6.34%
Kailash N. Ramani Cust
Mona Natwarlal Ramani UTMA DE
Dover, DE 19901

NFS LLC FEBO                                               6.10%
Kailash N. Ramani Cust
Kevin N. Ramani UTMA DE
Dover, DE 19901

WILMINGTON AGGRESSIVE ALLOCATION FUND - INSTITUTIONAL
   SHARES
Delaware Charter Guarantee & Trust                         5.94%
FBO Principal Financial Group
Des Moines, IA 50303

WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND - A
   SHARES
NFS LLC FEBO                                               6.42%
Wilmington Trust Co R/O Cust
IRA of Michael Nash
Chadds Ford, PA 19317

NFS LLC FEBO                                               5.16%
William N. Smith
Selbyville, DE 19975

WILMINGTON MODERATE ASSET ALLOCATION FUND -
   INSTITUTIONAL SHARES                                     N/A

WILMINGTON MODERATE ASSET ALLOCATION FUND - A SHARES        N/A

WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND -
   INSTITUTIONAL SHARES
Wilmington Trust Corporation                              22.35%
Wilmington, DE 19890

Wilmington Trust Company IRA Cust                         21.92%
For Wayne W. Pierson
Wilmington, DE 19899

Wilmington Trust Company Inv Agt                          15.60%
W/ Townsend Fire Company Inc.
Wilmington, DE 19899

                                                         OWNERSHIP
FUND, NAME, CITY AND STATE                              PERCENTAGE
--------------------------                              ----------
Wilmington Trust Company Successor TTEE                   11.20%
FBO Abby Ann Van Pelt - Ins Prems
Wilmington, DE 19899

Wilmington Trust Company Inv Agt                           6.34%
Under Agreement W/ Jack Lingo Inc.
Wilmington, DE 19899

Wilmington Trust Co Co-TTEES                               5.84%
FBO Louzetta Lower
Wilmington, DE 19899

WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND -
   A SHARES

NFS LLC FEBO                                              12.27%
Catherine M. Curro
Wilmington, DE 19803

NFS LLC FEBO                                               7.83%
Wilmington Trust Company Cust
IRA of Remedios R. Abad
Hockessin, DE 19707

NFS LLC FEBO                                               6.31%
Anne M. Roehm
Tod Courtney E. Roehm
Oxford, PA 19363

NFS LLC FEBO                                               5.28%
Wilmington Trust  Company Cust
IRA of John B. Shaposka
Wilmington, DE 19808

NFS LLC FEBO                                               5.19%
Shirley M. Lilly-Rehal
Sharon L. Smith
Laurel, DE 19956





                     INVESTMENT ADVISORY AND OTHER SERVICES

RODNEY SQUARE MANAGEMENT CORPORATION. RSMC serves as the investment adviser to each of the Funds. RSMC is located at 1100 North Market Street, Wilmington, Delaware 19890 and is a Delaware corporation organized on September 17, 1981. It is a wholly owned subsidiary of Wilmington Trust Corporation.

Several affiliates of RSMC are also engaged in the investment advisory business. Wilmington Trust FSB and Wilmington Trust Investment Management, LLC, wholly owned subsidiaries of Wilmington Trust Corporation, are each registered investment advisers. In addition, Wilmington Brokerage Services Company, a subsidiary of Wilmington Trust, is a registered investment adviser and broker-dealer. Cramer Rosenthal McGlynn, LLC. ("CRM") and Roxbury Capital Management ("Roxbury") are each registered investment advisers. Wilmington Trust Corporation has controlling interest in both CRM and Roxbury.

Pursuant to an investment advisory agreement between the Trust and RSMC, dated December 14, 2005, RSMC manages the assets of the Funds (the "Investment Advisory Agreement").

RSMC does not receive an advisory fee for its advisory services provided to the Asset Allocation Funds. RSMC is entitled to receive an annual investment advisory fee, paid monthly as a percentage of the ETF Fund's average daily net assets ("Assets"), as follows: 0.50 % of the first $1 billion in Assets; 45% of the next $1 billion in Assets; and 0.40% of Assets over $2 billion. For its services as investment adviser to the ETF Fund, RSMC received $ 34,626 during the fiscal period of December 20, 2005 (commencement of operations) through June 30, 2006


RSMC has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses, excluding certain class-specific expenses (such as Rule 12b-1, shareholder service and transfer agency fees), exceed the following amounts with respect to the following Funds:


FUND                                 EXPENSE CAP
----                                 -----------
ETF Allocation Fund                     0.70%
Aggressive Asset Allocation Fund        0.50%
Moderate Asset Allocation Fund          0.50%
Conservative Asset Allocation Fund      0.50%



These waivers will remain in place until June 30, 2011. The Board may, at its discretion, terminate the expense limitation arrangement with respect to any Fund prior to such termination date. Pursuant to RSMC's contractual waiver obligations, RSMC waived fees and/or reimbursed expenses in the amounts of $55,420, $47,751, $77,711, and $95,272, for the Aggressive Asset Allocation Fund, Moderate Asset Allocation Fund, Conservative Asset Allocation Fund, and ETF Allocation Fund respectively during the fiscal period of December 20, 2005 (commencement of operations) through June 30, 2006.






ADVISORY SERVICES. Under the terms of the Investment Advisory Agreement, RSMC agrees to: (a) direct the investments of the Funds, subject to and in accordance with each Fund's investment objective, policies and limitations set forth in the Prospectus and this SAI; (b) purchase and sell for each Fund, securities and other investments consistent with the Fund's objectives and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of each Fund; (d) pay the salaries of all personnel of the investment adviser performing services relating to research, statistical and investment activities on behalf of a Fund; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable Federal, foreign or state statutes or regulations;
(f) make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of each Fund and its investment activities. Additionally, RSMC agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Fund. The Trust and/or RSMC may at any time upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which RSMC delegates any or all of its duties as provided therein.


The Investment Advisory Agreement provides that RSMC shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.

The salaries of any officers and the Interested Trustees employed by RSMC and the salaries of all personnel of RSMC performing services for each Fund relating to research, statistical and investment activities are paid by RSMC.

Each Fund and each class of shares of a Fund pays its respective pro-rata portion of the advisory fee payable by a Fund in which a Fund invests.

SUB-ADVISORY SERVICES. Wilmington Trust Investment Management, LLC ("WTIM"), located at 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee. The fee shall be payable monthly as soon as practicable after the last day of each month. For the fiscal years ended June 30, 2004, 2005 and 2006, RSMC did not pay any sub-advisory fees to WTIM with respect to sub-advisory services provided by WTIM to the Funds.


ADMINISTRATION AND ACCOUNTING SERVICES


Pursuant to an Administration Agreement dated May 1, 2006, RSMC performs certain administrative services for the Trust including, among other things, assisting in the preparation of the annual post-effective amendments to the Trust's registration statement, assisting in obtaining the fidelity bond and directors' and officers'/errors and omissions insurance policies, preparing notices, agendas, and resolutions for quarterly Board meetings, maintaining the Trust's corporate calendar, maintaining Trust contract files, providing non-investment related statistical and research data as may be requested by the Board, and providing executive and administrative services to support the Independent Trustees. Pursuant to a Sub-Administration and Accounting Services Agreement dated May 1, 2006, PFPC Inc. ("PFPC") performs certain administrative and accounting services for the Trust such as preparing shareholder reports, providing statistical and research data, assisting the investment adviser in compliance monitoring activities, and preparing and filing Federal and state tax returns on behalf of the Trust. In addition, PFPC prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Trust. The accounting services performed by PFPC include determining the NAV per share of each Fund and maintaining records relating to the securities transactions of the Funds.



Prior to May 1, 2006, pursuant to an Administration and Accounting Services Agreement dated October 1, 2004, PFPC Inc. ("PFPC") performed certain administrative services for the Trust and the Funds in addition to the accounting services it currently provides. From September 1, 2002 to October 1, 2004, RSMC, an affiliate of the Trust, provided administrative and accounting services and PFPC provided certain sub-administration services.



For its services as administrator or sub-administrator, as the case may be, for the fiscal period from December 20, 2005 through June 30, 2006, RSMC received the following fees paid by the Funds:



                                     FISCAL YEAR ENDED
FUND                                   JUNE 30, 2006
----                                 -----------------
Aggressive Asset Allocation Fund           $655
Moderate Asset Allocation Fund              611
Conservative Asset Allocation Fund          188
ETF Allocation Fund                         513



For its services as administrator or sub-administrator, as the case may be, for the fiscal years ended June 30, 2006, 2005, and 2004, each Fund paid PFPC the following fees, after waivers, during the period indicated:



                                     FISCAL YEAR ENDED
FUND                                   JUNE 30, 2006
----                                 -----------------
Aggressive Asset Allocation Fund          $3,425
Moderate Asset Allocation Fund             3,140
Conservative Asset Allocation Fund         1,181
ETF Allocation Fund                        4,260



Pursuant to a Compliance Services Agreement dated May 1, 2006, RSMC also provides the following services to the Trust and the Funds: employs an individual suitable to the Board to fulfill the role of CCO of the Trust; monitors each Fund's compliance with the investment restrictions as are set forth in the 1940 Act and the rules thereunder, the Internal Revenue Code, and the investment objectives, policies and restrictions of the Trust applicable to each Fund of the Trust and provides regular reports on such compliance; and assists the CCO to maintain the policies and procedures that are reasonably designed to prevent violations of the securities laws and regulations. In consideration of the provision of these services, RSMC, investment adviser to the Funds, receives an annual fee equal to three-fourths of the CCO's total compensation.

                          ADDITIONAL SERVICE PROVIDERS


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP serves as the independent registered public accounting firm to the Trust, providing services which include (1) auditing the annual financial statements for the Funds, (2) assistance and consultation in connection with SEC filings and (3) review of the annual Federal income tax returns filed on behalf of each Fund. Ernst & Young LLP is located at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, PA 19103.


LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Trust.


CUSTODIANS. Wilmington Trust Company, 1100 North Market Street, Wilmington, DE 19890, serves as the Custodian. The Custodian's services include, in addition to the custody of all cash and securities owned by the Trust, the maintenance of custody accounts in the Custodian's trust department, the segregation of all certificated securities owned by the Trust, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody accounts of the Trust, releasing and delivering securities from the custody accounts of the Trust, maintaining records with respect to such custody accounts, delivering to the Trust a daily and monthly statement with respect to such custody accounts, and causing proxies to be executed. Wilmington Trust Company receives a fee for its services based on the average daily net assets of the Trust and has appointed PFPC Trust Company as Sub-Custodian of the Trust. Citibank, N.A. serves as the Trust's foreign custody manager.



TRANSFER AGENT. PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Transfer Agent and Dividend Paying Agent.


                   DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN

Professional Funds Distributor, LLC (the "Distributor"), located at 760 Moore Road, King of Prussia, PA 19406 serves as a principal underwriter of the Funds' shares pursuant to a Distribution Agreement with the Trust. Pursuant to the terms of the Distribution Agreement, the Distributor is granted the right to sell the shares of the Funds as agent for the Trust. Shares of the Funds are offered continuously.


Under the terms of the Distribution Agreement, the Distributor agrees to use efforts deemed appropriate by the Distributor to solicit orders for the sale of shares of the Funds and will undertake such advertising and promotions as it believes reasonable in connection with such solicitation. To the extent that the Distributor receives fees under the Funds' Plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), the Distributor will furnish or enter into arrangement with others for the furnishing of marketing or sales services with respect to the A Shares as may be required pursuant to such plan. Moreover, to the extent that the Distributor receives shareholder service fees under any shareholder services plan adopted by the Funds, the Distributor will furnish or enter into arrangements with others for the furnishing of personal or account maintenance services with respect to the relevant shareholders of the Funds as may be required pursuant to such plan. The Distributor receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Funds' Institutional Shares.



The Distribution Agreement, effective as of January 1, 2004, continues in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Funds or their shareholders for losses arising in connection with the sale of Fund shares



The Distribution Agreement terminates automatically in the event of an assignment. The Agreement is also terminable without payment of any penalty with respect to any Fund (i) (by vote of a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Fund or any agreements related to a Rule 12b-1 Plan, or by vote of a majority of the outstanding voting securities of the applicable Fund) on sixty 60 days written notice to the Distributor; or (ii) by the

Distributor on sixty (60) days written notice to the Fund. The Distributor will be compensated for distribution services according to the A Shares Rule 12b-1 Plan regardless of the Distributor's expenses.



The A Shares' Rule 12b-1 Plan provides that the Distributor will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Distributor may pay certain financial institutions ("Service Organizations") such as banks or broker-dealers who have entered into servicing agreements with the Distributor and other financial institutions for distribution and shareholder servicing activities.



The A Shares' Rule 12b-1 Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed 0.25% on an annualized basis of average net assets of each Fund's A Shares to compensate the Distributor for making payments to certain Service Organizations who have sold A Shares of the Funds and for other distribution expenses.



For the fiscal year ended June 30, 2006, the A Shares of each of the Funds paid the Distributor Rule 12b-1 fees in respect of broker-dealer compensation as:



FUND                                 RULE 12B-1 FEE
----                                 --------------
ETF Allocation Fund                      $  336
Aggressive Asset Allocation Fund            793
Moderate Asset Allocation Fund            1,828
Conservative Asset Allocation Fund          264



Under the A Shares' Rule 12b-1 Plan, if any payments made by the investment adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by each Fund of the distribution of its A Shares, such payments are authorized. Each Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Rule 12b-1 Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments.



When purchasing A Shares, a sales charge will be incurred at the time of purchase (a "front-end sales charge") based on the dollar amount of the purchase. Information regarding the front-end sales charge is provided in the A Shares prospectus under "Purchase of Shares - Front End Sales Charge."


                               PORTFOLIO MANAGERS

The management of the Funds and their sub-advisers is the responsibility of a group of RSMC and WTIM investment professionals. The information provided below supplements the information provided in the Prospectuses under the heading "Fund Management" with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of each of the Funds, including information regarding:


     (i) "Other Accounts Managed." Other accounts managed by portfolio managers and management team members jointly and primarily responsible for the day-to-day management of the funds for the fiscal year ended June 30, 2006;



     (ii) "Material Conflicts of Interest." Material conflicts of interest identified by RSMC, WTIM and each sub-adviser that may arise in connection with a portfolio manager's management of a Fund's investments and investments of other accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between a Fund and other accounts managed by the portfolio manager. Additional conflicts of interest may potentially exist or arise that are not discussed below;

     (iii) "Compensation." A description of the structure of, and method used to determine the compensation received by the Funds' portfolio managers or management team members from the Funds, the adviser or any other source with respect to managing the Funds and any other accounts for the fiscal year ended June 30, 2006;



     (iv) "Ownership of Securities." Information regarding each portfolio manager's dollar range of equity securities beneficially owned in the Funds as of June 30, 2006.


ALL FUNDS

     RODNEY SQUARE MANAGEMENT CORPORATION AS INVESTMENT ADVISER

          Other Accounts Managed (As of June 30, 2006).


                                                                                          Total Assets Managed
                                                                                              subject to a
                                                             Number of Accounts Managed     Performance Based
Portfolio Manager/          Total Number of   Total Assets    subject to a Performance        Advisory Fee
Type of Accounts           Accounts Managed    (millions)        Based Advisory Fee            (millions)
------------------         ----------------   ------------   --------------------------   --------------------
FIXED INCOME MANAGEMENT

CLAYTON M. ALBRIGHT, III
   Registered Investment
   Companies:                       2            $  200                   0                        $0
   Other Pooled
   Investment Vehicles:             1            $   61                   0                        $0
   Other Accounts:                 63            $  438                   0                        $0

DOMINICK J. D'ERAMO
   Registered Investment
   Companies:                       2            $  200                   0                        $0
   Other Pooled
   Investment Vehicles:             1            $   61                   0                        $0
   Other Accounts:                 75            $1,500                   0                        $0

LISA MORE
   Registered Investment
   Companies:                       1            $   89                   0                        $0
   Other Pooled
   Investment Vehicles:             1            $  240                   0                        $0
   Other Accounts:                137            $  526                   0                        $0

SCOTT EDMONDS
   Registered Investment
   Companies:                       1            $   89                   0                        $0
   Other Pooled
   Investment Vehicles:             1            $  240                   0                        $0
   Other Accounts:                150            $  494                   0                        $0

EQUITY MANAGEMENT

REX P. MACEY
   Registered Investment
   Companies:                       7            $  174                   0                        $0
   Other Pooled
   Investment Vehicles:             2            $   94                   0                        $0
   Other Accounts:                549            $  324                   0                        $0

                                                                                          Total Assets Managed
                                                                                              subject to a
                                                             Number of Accounts Managed     Performance Based
Portfolio Manager/          Total Number of   Total Assets    subject to a Performance        Advisory Fee
Type of Accounts           Accounts Managed    (millions)        Based Advisory Fee            (millions)
------------------         ----------------   ------------   --------------------------   --------------------
ADRIAN CRONJE
   Registered Investment
   Companies:                      12            $1,778                   0                        $0
   Other Pooled
   Investment Vehicles:            16            $3,449                   0                        $0
   Other Accounts:                297            $  204                   0                        $0

ANDREW H. HOPKINS
   Registered Investment
   Companies:                       7            $  174                   0                        $0
   Other Pooled
   Investment Vehicles:             1            $   45                   0                        $0
   Other Accounts:                297            $  204                   0                        $0

VINCENT F. RIGHTS
   Registered Investment
   Companies:                       7            $  174                   0                        $0
   Other Pooled
   Investment Vehicles:             1            $   45                   0                        $0
   Other Accounts:                297            $  204                   0                        $0

EDWARD S. FORRESTER
   Registered Investment
   Companies:                       7            $  174                   0                        $0
   Other Pooled
   Investment Vehicles:             1            $   45                   0                        $0
   Other Accounts:                297            $  204                   0                        $0


Material Conflicts of Interest. RSMC does not see any conflicts of interest between managing the Funds and the investments of other accounts. RSMC maintains strict internal compliance policies and procedures in place to prevent conflicts. For example, RSMC does not have any soft dollar arrangements with broker-dealers in all fixed income transactions. RSMC executes block trades for all accounts that share similar investment objectives. To the extent that RSMC is unable to fulfill 100% of an order, each account would receive their pro-rata portion of the order executed.


Compensation. RSMC's investment professionals received an annual base salary and performance bonus, including cash and stock options, based upon their overall performance relative to their job responsibilities. In addition, they are entitled to the regular fringe benefits provided to all employees. RSMC completed an annual survey of compensation levels relative to industry standards to ensure that its staff is adequately compensated. Each portfolio manager has a portfolio performance incentive as a part of their overall compensation. Portfolio managers can earn up to 25% of their annual base salary if the portfolio outperforms their respective benchmarks and peer groups in trailing
1, 2, 3, 4 and 5 year periods.


Ownership of Securities (As of June 30, 2006). No portfolio manager beneficially owned equity securities in the Funds.

            WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC, SUB-ADVISER


                  Other Accounts Managed (As of June 30, 2006).


                                                                                          Total Assets Managed
                                                                                              subject to a
                                                             Number of Accounts Managed     Performance Based
Portfolio Manager/          Total Number of   Total Assets    subject to a Performance        Advisory Fee
Type of Accounts           Accounts Managed    (millions)        Based Advisory Fee            (millions)
------------------         ----------------   ------------   --------------------------   --------------------
ROBERT E. REISER
   Registered Investment
   Companies:                       9             $1,604                   0                        $0
   Other Pooled
   Investment Vehicles:            15             $3,404                   0                        $0
   Other Accounts:                  0             $    0                   0                        $0

R. SAMUEL FRAUNDORF
   Registered Investment
   Companies:                       9             $1,604                   0                        $0
   Other Pooled
   Investment Vehicles:            15             $3,404                   0                        $0
   Other Accounts:                  0             $    0                   0                        $0


Material Conflicts of Interest. Portfolio managers may experience certain conflicts of interest in managing a Fund's investments, on the one hand, and the investments of other accounts, including other funds, on the other. For example, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. WTIM has policies and procedures to address potential conflicts of interest relating to the allocation of investment opportunities. WTIM's policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager that might be eligible for a particular investment. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

The management of multiple Funds and other accounts may give rise to potential conflicts of interest, particularly if the Funds and accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the management of other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, which may constitute a conflict with the interest of the Fund. WTIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers' substantial resources to assist and support. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

WTIM does not receive a performance fee for its management of the Funds. WTIM and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investment to favor accounts other than the Funds--for instance, those that pay a higher advisory fee. The policies of WTIM, however, require that portfolio managers treat all accounts they manage equitable and fairly.

WTIM has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in WTIM's reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage costs. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transaction were not being executed concurrently for other accounts. In addition, in many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. The Trust has also adopted policies and procedures in accordance with Rule 17a-7, Rule 17e-1 and Rule 10f-3 under the 1940 Act, in order to ensure compliance with the rules and fair and equitable treatment of the Funds and clients involved in such transactions.

Portfolio managers may also experience certain conflicts between their own personal interests and the interests of the accounts they manage, including the Funds. One potential conflict may arise if a portfolio manager was to have a larger personal investment in one portfolio than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the account in which he or she holds a larger stake. WTIM's Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager's investment activities by requiring prior written approval from the Code of Ethics Compliance Officer for portfolio managers participating in investment clubs or providing investment advice to any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of WTIM and its affiliates.


Compensation. Each portfolio manager is paid a salary based on their job position and an annual bonus that includes four measures: Performance; Teamwork; and Support of the Business; Writing and Communications; and Skill and Professional Development. Performance accounts for 40% of a portfolio manager's bonus. Pre-tax performance is measured for each of the Funds, the Balentine private funds and the Wilmington Strategies for 1, 2, and 3 year periods, and compared to index and peer group returns. The bonus is a percent of the salary and varies with the employee's job responsibilities. For Mr. Fraundorf the maximum bonus is 75%. For Mr. Reiser, the maximum bonus is 100%. For members of the Investment Strategy Team (Messrs. Reiser, and Fraundorf) 25% of their bonus is determined by all investment strategies of Wilmington to include the equity and fixed income portfolios. All portfolio managers also participate in the Wilmington retirement plans.


Ownership of Securities (As of June 30, 2006). No portfolio manager beneficially owned equity securities in the Funds.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES


BROKERAGE TRANSACTIONS. The investment adviser and/or sub-advisers place portfolio transactions on behalf of each Fund, select broker-dealers for such transactions, allocate brokerage fees in such transactions and, where applicable, negotiate commissions and spreads on transactions. Fund transactions placed by the investment adviser or sub-adviser may be effected through the trading desk of the investment adviser, its broker-affiliate or sub-adviser. Debt securities purchased and sold by the Funds are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter. Brokerage commissions paid by each Fund for the fiscal period from December 20, 2006 through June 30, 2006 are as follows:



                                     FISCAL YEAR ENDED
FUND                                   JUNE 30, 2006
----                                 -----------------
ETF Allocation Fund                       $18,730
Aggressive Asset Allocation Fund            N/A
Moderate Asset Allocation Fund              N/A
Conservative Asset Allocation Fund          N/A



When buying or selling securities, the Funds may pay commissions to brokers who are affiliated with the investment adviser, a sub-adviser or the Funds. Since inception, the Funds paid brokerage commissions to [Wilmington Brokerage Services Co. and Wilmington Trust Investment Management LLC, affiliates of RSMC, as follows:

                                         AGGREGATE DOLLAR AMOUNT
                                         OF BROKERAGE COMMISSIONS
                                        PAID TO AFFILIATES DURING
FUND                                 FISCAL YEAR ENDED JUNE 30, 2006
----                                 -------------------------------
ETF Allocation Fund                              $18,730
Aggressive Asset Allocation Fund                   N/A
Moderate Asset Allocation Fund                     N/A
Conservative Asset Allocation Fund                 N/A



The table below shows, for the fiscal year ended June 30, 2006, the percentage of aggregate brokerage commissions paid to [Wilmington Brokerage Services Co. and Wilmington Trust Investment Management LLC] and the percentage of the respective Fund's aggregate dollar amount of transactions involving the payment of commissions effected through such affiliates.



                                     PERCENTAGE OF    PERCENTAGE OF
                                      THE FUND'S       THE FUND'S
                                       AGGREGATE        AGGREGATE
                                       BROKERAGE      DOLLAR AMOUNT
                                      COMMISSIONS    OF TRANSACTIONS
                                        PAID TO          PAID TO
FUND                                   AFFILIATES       AFFILIATES
----                                 -------------   ---------------
ETF Allocation Fund                       100%             100%
Aggressive Asset Allocation Fund          N/A              N/A
Moderate Asset Allocation Fund            N/A              N/A
Conservative Asset Allocation Fund        N/A              N/A


BROKERAGE SELECTION. The primary objective of the investment adviser and sub-advisers in placing orders on behalf of the Funds for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting and monitoring a broker or dealer, the investment adviser or sub-adviser considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission; (iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to the Funds or to the investment adviser or sub-advisers. The allocation of portfolio transactions may take into account the receipt of research reports and services of brokerage firms. The investment adviser or sub-adviser may place trades with certain brokers with whom it is under common control, including Wilmington Brokerage Services Co., an indirect, wholly-owned subsidiary of Wilmington Trust Corporation and an affiliate of RSMC, provided that the investment adviser or sub-adviser determines that the affiliate's services and costs are comparable to those of non-affiliated, qualified brokerage firms.


In selecting and monitoring broker-dealers and negotiating commissions, the investment adviser or sub-adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. A broker-dealer may be willing to furnish certain research services to the investment adviser or sub-adviser for no consideration except for standard brokerage commissions or dealer spreads. The investment adviser or sub-adviser may use such broker-dealers to effect securities transactions. Preference may be given to brokers who provide research or statistical material or other services to the Funds, to the adviser or to a sub-adviser, subject to the investment adviser's and sub-advisers' duty to seek best execution.


Section 28(e) of the Securities Exchange Act of 1934 provides that the investment adviser and sub-advisers, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under
Section 28(e), the investment adviser and sub-advisers are required to make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or the investment adviser's overall responsibilities with respect to accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully or appropriately assist the investment adviser or sub-adviser, as the case may be, in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a higher broker commission than those available from another broker.

Research services received from broker-dealers supplement the investment adviser or sub-adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on Federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; and information with respect to the performance, investment activities, and fees and expenses of other mutual funds.



Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include providing electronic communications of trade information, providing equipment used to communicate research information and providing specialized consultations with the investment adviser or sub-adviser's personnel with respect to computerized systems and data furnished to the investment adviser or sub-adviser as a component of other research services, the arranging of meetings with management of companies, and providing access to consultants who supply research information. The outside research assistance is useful to the investment adviser and sub-advisers since the broker-dealers used by the investment adviser and sub-advisers tend to follow a broad universe of securities and the research provided by such broker-dealers may provide the investment adviser and sub-advisers with a diverse perspective on financial markets. Research services provided to the investment adviser or sub-adviser by broker-dealers are available for the benefit of all accounts managed or advised by the investment adviser or sub-adviser or by their respective affiliates. The investment adviser and sub-advisers cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. However, the investment adviser or sub-advisers will not directly fund transactions to dealers solely on the basis of research services provided.



DIRECTED BROKERAGE. During the fiscal year ended June 30, 2006, each of the following Funds directed transactions and paid related brokerage commissions in the following amounts:



                                          FISCAL YEAR ENDED JUNE 30, 2006
                                     ----------------------------------------
                                                              AMOUNT OF
FUND                                 COMMISSIONS PAID   TRANSACTIONS DIRECTED
----                                 ----------------   ---------------------
ETF Allocation Fund                       $[    ]               [____]
Aggressive Asset Allocation Fund             N/A                 N/A
Moderate Asset Allocation Fund               N/A                 N/A
Conservative Asset Allocation Fund           N/A                 N/A


ALLOCATION OF FUND TRANSACTIONS. Some of the investment adviser's or sub-advisers' other clients have investment objectives and programs similar to that of the Funds. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with the Funds. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of the investment adviser and sub-advisers not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between a Fund and other clients participating in the transaction on a pro-rata basis and purchases and sales are normally allocated between the Fund and the other clients as to an amount according to a formula determined prior to the execution of such transactions.

                       CAPITAL STOCK AND OTHER SECURITIES


Each of the Funds offers Institutional and A Shares classes. The shares of each Fund, when issued and paid for in accordance with the Prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.



The separate classes of shares of each Fund represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that A Shares pay Rule 12b-1 distribution expenses of 0.25% of the average daily net assets of such class (and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the distribution fee may be paid). The net income attributable to A Shares and the dividends payable on such shares will be reduced by the amount of any Rule 12b-1 distribution fees; accordingly, the NAV of the A Shares will be reduced by such amount to the extent the Fund has undistributed net income.



Shares of a Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Fund and class takes separate votes on matters affecting only that Fund or class thereof.


The Funds do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Fund's outstanding shares.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the "Purchase of Shares" section of the Prospectus. Additional methods to purchase shares are as follows:

Individual Retirement Accounts: You may purchase shares of the Funds for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Fund IRA, call the transfer agent at (800) 336-9970. PFPC Trust Company, as custodian for each IRA account, receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Fund shares owned by the IRA will be redeemed automatically as payment.


Automatic Investment Plan: You may purchase Fund shares through an Automatic Investment Plan ("AIP"). Under the AIP, the transfer agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the applicable minimum initial investment). You may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Fund shares through an AIP will be effected at their offering price at the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time), on or about the 20th day of the month. For an application for the AIP, check the appropriate box of the application or call the transfer agent at (800) 336-9970. This service is generally not available for Wilmington Trust's trust account clients, since similar services are provided through Wilmington Trust. This service also may not be available for Service Organization clients who are provided similar services through those organizations.


Payroll Investment Plan: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Fund shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paychecks will automatically be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Trust, the Distributor, the investment adviser or the transfer agent, to arrange for transactions under the PIP. The Trust reserves the right to vary its minimum purchase requirements for employees participating in a PIP.

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the "Redemption of Shares" section of the Prospectus. Additional methods to redeem shares are as follows:

By Wire: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.


Systematic Withdrawal Plan: If you own shares of a Fund with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Fund shares through an SWP will be effected at the NAV determined on or about the 25th day of the month. This service is generally not available for Wilmington Trust's trust accounts or certain Service Organizations, because a similar service is provided through those organizations.


Additional Information Regarding Redemptions: To ensure proper authorization, before redeeming shares of the Funds, the transfer agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

Clients of Wilmington Trust who have purchased shares through their trust accounts at Wilmington Trust and clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact Wilmington Trust or the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, RSMC requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. THESE PROCEDURES ARE FOR THE PROTECTION OF SHAREHOLDERS AND SHOULD BE FOLLOWED TO ENSURE PROMPT PAYMENT. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Trust will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than the shareholder's cost, depending on the NAV at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.

A shareholder's right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Fund's securities or to determine the value of a Fund's net assets, or (d) ordered by a governmental body having jurisdiction over a Fund for the protection of the Fund's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the affected Fund may withdraw their requests for redemption or may receive payment based on the NAV of the Fund next determined after the suspension is lifted.

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities (redemption "in-kind") chosen by the Fund and valued in the same way as they would be valued for purposes of computing the NAV of the applicable Fund. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the applicable Fund for any one shareholder during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

PRICING OF SHARES. For each Fund the NAV per share is determined by dividing the value of the Fund's net assets by the total number of Fund shares outstanding. This determination is made by PFPC, as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) each day the Funds are open for business. The Funds are only open on days when the Exchange and the transfer agent are open for business.


In valuing the Funds' assets, a security listed on an exchange (and not subject to restrictions against sale by a Fund on an exchange) will be valued at its last sale price on the exchange on the day the security is valued. Securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official

Closing Price, which may not be the last sale price. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by a Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days and on which a Fund's NAV is not calculated and investors will be unable to buy or sell shares of the Fund. Calculation of the Fund's NAV does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when a Fund's NAV is calculated, such securities may be valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

                                    DIVIDENDS

Dividends from the net investment income, if any, of a Fund are declared and paid to its shareholders quarterly. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Fund, after deducting any available capital loss carryovers, are declared and paid to its shareholders annually.

A dividend or distribution paid by a Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.

                              TAXATION OF THE FUNDS


GENERAL. This tax discussion is a general and abbreviated summary of the applicable tax implications of an investment in a Fund. The tax discussion is included for general informational purposes only and may not be relied upon as tax advice. The summary is based on the current Federal tax laws (the Code, regulations and cases), which laws and the interpretation thereof is subject to change by legislative, administrative or judicial action at any time. The summary does not address or analyze any potential state, local or foreign tax consequences of an investment in a Fund, which laws may materially differ from the Federal rules as set forth herein. A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. Federal income tax and hold Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or individual retirement accounts ("IRAs")), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the Federal alternative minimum tax.

No Fund has requested or will request an advance ruling from the Internal Revenue Service as to the Federal income tax matters described below. The Internal Revenue Service could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the Federal income tax considerations generally affecting investments in the Funds. EACH SHAREHOLDER AND PROSPECTIVE SHAREHOLDER ARE URGED AND ADVISED TO CONSULT HIS/HER OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF AN INVESTMENT IN A FUND, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.



QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund is treated as a separate corporation for Federal income tax purposes. Each Fund has qualified, elected and intends to continue to qualify to be classified under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") as a regulated investment company ("RIC"). To qualify or continue to qualify for treatment as a RIC under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain determined without regard to the deduction for dividends paid and net gains from certain foreign currency transactions) and at least 90% of its net income from tax-exempt obligations as well as meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts and net income derived from interests in qualified publicly traded partnerships) derived with respect to its business of investing in securities, stocks or foreign currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash, cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of (i) any one issuer, (ii) any two or more issuers that a Fund controls and which are determined to be engaged in the same trade or business or similar or related trades or businesses or (iii) one or more "qualified publicly traded partnerships." In general, for purposes of the 90% gross income requirement described in paragraph (1) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by a RIC. However, for taxable years of a RIC beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (2) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.






TAXATION OF A FUND AND DISTRIBUTIONS. If a Fund failed to qualify for treatment as a RIC in any taxable year, it would be subject to tax on its taxable income at corporate income tax rates with no deduction for dividends paid to shareholders and all distributions from earnings and profits, including any distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as a dividend. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying again for RIC treatment.



As a RIC, each Fund generally will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (that is, any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. In general, each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. Each Fund will be subject to a nondeductible 4% excise tax (the "Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all (at least 98%) of its ordinary income for that year and capital gain income for the one-year period ending on October 31st of that year, plus certain other amounts (generally, all ordinary income and capital gains for previous years that were not distributed during such years). No assurances can be given that a Fund will not be subject to the excise tax.



Each Fund will be taxed on the amount of its undistributed net capital gain over the amount of its deduction for dividends paid, determined with reference to capital gain dividends only. Each Fund is permitted to elect to include all or a portion of such undistributed net capital gain in the income of its shareholders on the last day of its taxable year. In such case the shareholder is given credit for the tax that the RIC paid and is entitled to increase its basis in its Fund shares by the difference between (i) the amount of capital gains that the Fund elected to include in the shareholder's income and (ii) the tax deemed paid by the shareholder. A capital gain dividend is treated by the shareholders as a long-term capital gain regardless of how long the shareholder has owned shares in a Fund. Under present law, an individual's long-term capital gains are taxed at a stated maximum rate of 15%.



If a Fund invests in any instruments that generate taxable income, under the circumstances described in the prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. If such distribution to its shareholders is in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain. If a Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders and treated as a capital gain. For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. This amount will be reflected on Form 1099-DIV issued to each shareholder for the current calendar year.



If a Fund has dividend income that qualifies for the dividends-received deduction for corporations, it will be subject to the limitations applicable under the Code. The qualifying portion is limited to properly designated distributions attributed to dividend income (if any) the Fund received from certain stock in U.S. domestic corporations and the deduction is subject to holding period requirements and debt-financing limitations under the Code.



Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31st of that year even if they are paid by the Fund during the following January whether in cash or additional shares of a Fund. Accordingly, such distributions will be taxed to the shareholders in the year in which that December 31st falls.



Shareholders should be aware that if Fund shares are purchased shortly before the record date for any dividend (other than an exempt-interest dividend) or capital gain distribution, the shareholder will pay full price for the shares and will receive some portion of the price back as a taxable distribution.



SALES, EXCHANGES OR REDEMPTIONS. Upon a sale of shares in the Fund, a shareholder will realize taxable gain or loss depending upon his or her basis in the shares. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, the gain or loss will be treated as long term capital gain if the shares have been held for more than twelve months. Any loss realized by a shareholder on the redemption of shares within six months from the date of their purchase will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions (or undistributed capital gain) to that shareholder with respect to those shares and are disallowed to the extent any distribution of exempt-interest dividends received with respect to such shares. Any loss realized on a sale of shares will be disallowed to the extent the shares purchased within a period of 61 days beginning 30 days before and ending 30 days after shares are bought or sold. In such case, the basis of the shares will be adjusted to reflect the disallowed loss. Capital losses are generally deductible only against capital gains except individuals may deduct up to $3,000 of a capital loss against ordinary income.



It is anticipated that all or a portion of the dividends from the net investment income of each Fund primarily investing in equities will qualify for the dividends-received deduction allowed to corporations. Corporate shareholders of these Funds are generally entitled to take the dividends received deduction with respect to all or a portion of the ordinary income dividends paid (other than capital gain dividends), to the extent of the Fund's aggregate dividends received. The aggregate dividends received includes only dividends received from domestic corporations other than certain exempt organizations and REITs. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the AMT. Moreover, the dividends-received deduction will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed and will be eliminated if those shares are deemed to have been held for less than 46 days. Distributions of net short-term capital gain and net capital gain are not eligible for the dividends-received deduction. Under current law, individual shareholders who receive qualified dividend income will be taxed on such qualified dividend income at a stated maximum rate of 15% in lieu of a stated maximum rate of 35% for ordinary income. Qualified dividend income generally means dividend income received from (i) a domestic corporation or (ii) from qualified foreign corporations.



Each Fund will inform shareholders within 60 days after their fiscal year-end of the percentage of its dividends designated as (i) qualifying for the dividends received deduction or (ii) qualified dividend income (taxable, under present law, at a stated maximum rate of 15% in lieu of a stated maximum rate of 35% for ordinary income).



FOREIGN SECURITIES. Dividends and interest received, and gains realized, by an Equity Fund may be subject to income, withholding or other taxes imposed by foreign countries or U.S. possessions (collectively, "foreign taxes") that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign shareholders.



If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction that is available with respect to foreign taxes paid by the Fund. If the election is made, the Fund will treat those taxes as dividends paid to its shareholders and each shareholder (1) will be required to include in gross income, and treat as paid by the shareholder, a proportionate share of those taxes, (2) will be required to treat that share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources and (3) may either deduct the taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's Federal income tax. Any Fund making the election will report to its shareholders within 60 days after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions, as well as the amount of foreign taxes that are not allocable as a credit, if it makes this election. If the Fund makes this election, individual shareholders who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without having to file Form 1116 that otherwise is required.



To the extent such investments are permissible by a Fund, a Fund may invest in the stock of passive foreign investment companies ("PFICs"). A PFIC is a foreign corporation - other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Fund is a U.S. shareholder - that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires stock in a PFIC and holds the stock beyond the end of the year of acquisition, the Fund will be subject to Federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. In general, an excess distribution is the excess (if any) of (i) the amount of distributions received by a PFIC stockholder during the taxable year; over (ii) 125% of the average amount received during the preceding three taxable years (or, if shorter, the holding period). The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.



If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro-rata share of the QEF's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund by the QEF; those amounts most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.



Alternatively, a Fund may elect to mark-to-market its marketable stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over such Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by such Fund for prior taxable years. A Fund's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Under the PFIC rules, any mark-to-market gains or losses are treated as ordinary income.



To the extent that any Fund may maintain portfolio securities in the custody of foreign subsidiaries of U.S. banks, and foreign banks or clearing agencies in the future, those sub-custodian arrangements are subject to regulations under the 1940 Act that govern custodial arrangements with entities incorporated or organized in countries outside of the United States. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the counter markets. Investing in foreign securities involves certain special risks and considerations that are not typically associated with investing in U.S. companies, including, but not limited to, (i) generally less liquid and less efficient securities markets, (ii) generally greater price volatility, (iii) exchange rate fluctuations and exchange controls, (iv) the imposition of restrictions on the expatriation of funds or other assets, (v) less publicly available information about issuers, (vi) the imposition of taxes
(vii) higher transaction and custody costs, (viii) settlement delays and risk of loss, (ix) difficulties in enforcing contracts, (x) less liquidity and smaller market capitalizations, (xi) lesser regulation of securities markets, (xii) different accounting and disclosure standards, (xiii) governmental interference,
(xiv) higher inflation, (xv) social, economic and political uncertainties, (xvi) the risk of expropriation of assets, (xvii) and the risk of war.



HEDGING TRANSACTIONS. To the extent such investments are permissible for a Fund, use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for Federal income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and foreign currency contracts derived by a Fund with respect to its business of investing in securities qualify as permissible income under the source of income requirement. Any Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, swap agreements, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to such Fund, defer losses to such Fund, cause adjustments in the holding periods of such Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.



Any covered call writing activities permissible are likely to trigger the Federal income tax straddle rules, which require that losses be deferred and holding periods be terminated on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options that are not "deep in the money" may give rise to qualified covered calls, which are generally excepted from the straddle rules; however, the holding period on stocks underlying qualified covered calls that are in the money will nonetheless be suspended while such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term, and distributions that would otherwise constitute long-term capital gains to be treated as short-term, and distributions that would otherwise constitute "qualified dividend income" to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income.



To the extent such investments are permissible, certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.



SECTION 1256 CONTRACTS. Futures and foreign currency forward contracts and certain options that are subject to Section 1256 of the Code (other than such contracts that are part of a "mixed straddle" with respect to which a Fund has made an election not to have the following rules apply) ("Section 1256 Contracts") and that are held by a Fund at the end of its taxable year generally will be "marked-to-market" (that is, deemed to have been sold for their market value) for Federal income tax purposes. The net gain or loss, if any, resulting from such deemed sales, together with any gain or loss resulting from actual sales of Section 1256 contracts, must be taken into account by the Fund in computing its taxable income for such year. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss (which when distributed to shareholders is taxed as ordinary income). Gains and losses from certain foreign currency transactions will be treated as ordinary income and ordinary losses. See Code Section 988 discussion below. In case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss.



CODE SECTION 988. Section 988 of the Code may apply to forward currency contracts and options on foreign currencies. Under Section 988 of the Code, gains and losses of a Fund on the acquisition and disposition of foreign currency (e.g. the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, foreign currency gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.



SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's hands. Except in certain situations, special rules would generally treat the gains on short sales as short-term capital gains and would terminate the running of the holding period of "substantially identical property" held by the Fund. Moreover, a loss on a short sale will be treated as a long-term loss if, on the date of the short sale, "substantially identical property" held by the Fund has a long-term holding period.



WASH SALES. A Fund may in certain circumstances be negatively impacted by certain special rules of the Code and Regulations relating to "wash sales." In general, the "wash sale" rules prevent the recognition of loss by a taxpayer from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period. Thus, the wash sale rules could prevent the current recognition for tax purposes of a loss realized by a Fund from the sale of a security if within 30 days before or 30 days after the sale, that Fund were to acquire substantially identical securities or enter into a contract or option to acquire such securities.

STRADDLES. Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which a Fund may invest.
Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options, futures and forward contracts are personal property. Under Section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.
Section 1092 also provides certain "wash sale" rules (see above), which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" (see above) rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only temporary regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions may not be entirely clear in all instances.



CONSTRUCTIVE SALE. If a Fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.



BACKUP WITHHOLDING. A Fund may be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.



The Fund will provide an information return to shareholders describing the Federal tax status of the dividends paid by the Fund during the preceding year within 60 days after the end of each year as required by present tax law. Individual shareholders will receive Form 1099-DIV and Form 1099-B as required by present tax law during January of each year. If the Fund makes a distribution after the close of its fiscal year which is attributable to income or gains earned in such earlier fiscal year, then the Fund shall send a notice to its shareholders describing the amount and character of such distribution within 60 days after the close of the year in which the distribution is made. Shareholders should consult their tax advisers concerning the state or local taxation of such dividends, and the Federal, state and local taxation of capital gains distributions.



STATE AND LOCAL TAXES. Shortly after the end of each year, a Fund will calculate the Federal income tax status of all distributions made during the year. In addition to the Federal income tax consequences described above, shareholders should consider and discuss with their own tax advisors the potential state and local tax consequences of an investment in a Fund. State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A shareholder's share of the taxable income or loss of a Fund generally must be included in determining his/her reportable income for state and local tax purposes in the jurisdiction in which he/she resides.





                              FINANCIAL STATEMENTS


Audited financial statements and financial highlights of each of the Funds for the fiscal period ended June 30, 2006, are set forth in the Annual Report to shareholders, including the notes thereto and the report of Ernst & Young LLP thereon. The Annual Report is incorporated herein by reference.

                                   APPENDIX A

            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the Prospectus, the investment adviser or the sub-advisers of each Fund may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.

In addition to the products, strategies and risks described below and in the Prospectus, the investment adviser expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as new techniques develop, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. These opportunities may be utilized to the extent they are consistent with each Fund's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Funds will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.


COVER REQUIREMENTS. No Fund will use leverage in their options, futures, and forward currency. Accordingly, each Fund will comply with guidelines established by the SEC with respect to coverage of these strategies by either (1) setting aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount; or (2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of a Fund's assets could impede portfolio management, or a Fund's ability to meet redemption requests or other current obligations.


OPTIONS STRATEGIES. A Fund may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange, on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction.

Each Fund may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to a Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and a Fund either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

Each Fund may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables a Fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to a Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit a Fund realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

Each Fund may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, a Fund may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the investment adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which a Fund purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

Each Fund may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by a Fund declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by a Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, a Fund will be obligated to sell the security at less than its market value.

Each Fund may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, a Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case a Fund would expect to suffer a loss.

Each Fund may purchase put and call options and write covered put and call options on indices in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which a Fund invests. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of indices on which options are purchased or written.

Each Fund may purchase and write covered straddles on securities or indices. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. A Fund would enter into a long straddle when the investment adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. A Fund would enter into a short straddle when the investment adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, a Fund will earmark or segregate cash and/or liquid, unencumbered securities in an account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Each Fund may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indices ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives a Fund the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if a Fund holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, a Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if a Fund holds a put warrant and the value of the underlying index falls, a Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. A Fund holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; a Fund holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If a Fund does not exercise an index warrant prior to its expiration, then a Fund loses the amount of the purchase price that it paid for the warrant.

Each Fund will normally use index warrants as it may use index options. The risks of a Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund's ability to exercise the warrants at any time or in any quantity.

OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, each Fund has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

1. Each Fund will write only covered options, and each such option will remain covered so long as a Fund is obligated thereby; and

2. No Fund will write options (whether on securities or securities indices) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, a Fund may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Fund may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If a Fund is unable to effect a closing purchase transaction with respect to options it has acquired, a Fund will have to allow the options to expire without recovering all or a portion of the option premiums paid. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, a Fund will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and a Fund may experience material losses due to losses on the option transaction itself and in the covering securities.

In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

1. The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For this reason, the successful use of options depends upon the investment adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

2. Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a Fund will realize a loss in the amount of the premium paid and any transaction costs.

3. A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although a Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits; (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

4. With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If a Fund writes a call option on an index, a Fund will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If a Fund holds an index option and exercises it before the closing index value for that day is available, a Fund runs the risk that the level of the underlying index may subsequently change.

5. A Fund's activities in the options markets may result in a higher Fund turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

FUTURES AND RELATED OPTIONS STRATEGIES. Each Fund may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.

Each Fund may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of a Fund's securities holdings. To the extent that a portion of a Fund's holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Fund correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of a Fund's holdings. A Fund may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities, which may then be purchased, in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Fund intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

As in the case of a purchase of an index futures contract, a Fund may purchase a call option on an index futures contract to hedge against a market advance in securities that a Fund plans to acquire at a future date. A Fund may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by a Fund. This is analogous to writing covered call options on securities. A Fund also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by a Fund.

FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, each Fund has adopted the following investment guidelines to govern its use of such strategies. The Board of Trustees may modify these guidelines without shareholder vote.

1. Each Fund will engage only in covered futures transactions, and each such transaction will remain covered so long as a Fund is obligated thereby.

2. No Fund will write' options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indices), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, or earmark an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to market." For example, when a Fund purchases a contract and the value of the contract rises, a Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, a Fund is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of a Fund's obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements, a Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

In considering a Fund's use of futures contracts and related options, particular note should be taken of the following:

1. Successful use by a Fund of futures contracts and related options will depend upon the investment adviser's ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if a Fund has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to a Fund. If the price of the futures contract moves more than the price of the underlying securities, a Fund will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

2. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

3. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.

4. Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

5. Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

6. As is the case with options, a Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, a Fund also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.


HEDGING STRATEGIES. The Funds' investment adviser may use forward currency contracts, options and futures contracts and related options to attempt to hedge securities held by a Fund. There can be no assurance that such efforts will succeed. Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investment.



A Fund may enter into forward currency contracts either with respect to specific transactions or with respect to the Fund's positions. When the investment adviser believes that a particular currency may decline compared to the U.S. dollar, a Fund may enter into a forward contract to sell the currency that the sub-adviser expects to decline in an amount approximating the value of some or all of a Fund's securities denominated in that currency. Such contracts may only involve the sale of a foreign currency against the U.S. dollar. In addition, when a Fund anticipates purchasing or selling a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made.


A Fund also may sell (write) and purchase put and call options and futures contracts and related options on foreign currencies to hedge against movements in exchange rates relative to the U.S. dollar. In addition, a Fund may write and purchase put and call options on securities and stock indices to hedge against the risk of fluctuations in the prices of securities held by a Fund or which the investment adviser intends to include in the portfolio. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. A Fund also may sell and purchase stock index futures contracts and related options to protect against a general stock market decline that could adversely affect a Fund's securities or to hedge against a general stock market or market sector advance to lessen the cost of future securities acquisitions. A Fund may use interest rate futures contracts and related options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.



A Fund will not enter into an options, futures or forward currency contract transaction that exposes a Fund to an obligation to another party unless a Fund either (i) owns an offsetting ("covered") position in securities, currencies, options, futures or forward currency contracts or (ii) has cash, receivables and liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above.


SPECIAL RISKS RELATED TO FOREIGN CURRENCY OPTIONS AND FUTURES CONTRACTS

Options and futures contracts on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option or futures contract depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the Funds position in a foreign currency option or currency contract may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options or futures transactions, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options or futures markets until they reopen.


As with other options and futures positions, a Fund's ability to establish and close out such positions in foreign currencies is subject to the maintenance of a liquid secondary market. Trading of some such positions is relatively new. Although a Fund will not purchase or write such positions unless and until, in the investment adviser's opinion, the market for them has developed sufficiently to ensure that the risks in connection with such positions are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option or futures contract at any specific time. Moreover, no Fund will enter into OTC options that are illiquid if, as a result, more than 15% of its net assets would be invested in illiquid securities.



Settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, a Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and it may be required to pay any fees, taxes and charges associated with such delivery that are assessed in the issuing country.


SWAP AGREEMENTS. A Fund may enter into swaps relating to indices, currencies, interest rates, and equity interests. A swap transaction is an agreement between a Fund and a counter party to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock.



A Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Swaps have special risks including possible default by the counter party to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.



SPECIAL RISKS RELATED TO SWAP AGREEMENTS. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Fund is contractually obligated to make or receive. If the counter party to a swap defaults, a Fund's risk of loss consists of the net amount of payments that a Fund is contractually entitled to receive. A Fund will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.


Whether the use of swap agreements will be successful in furthering a Fund's investment objective will depend on the investment adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter party. A Fund will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, a Fund will enter into swap agreements only with counter parties that would be eligible for consideration as repurchase agreement counter parties under a Fund's repurchase agreement guidelines. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

                                   APPENDIX B

                        DESCRIPTION OF SECURITIES RATINGS

Moody's Investors Service, Inc. ("Moody's"), Standard &Poor's(R) ("S&P") and Fitch Ratings, Inc. ("Fitch") are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's, S&P(R) and Fitch are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The investment adviser and sub-advisers attempt to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. In that event, the investment adviser or sub-advisers will consider whether it is in the best interest of a Fund to continue to hold the securities.

Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

An S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor.

Fitch credit ratings are an opinion on the relative ability of an entity's financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit-ratings cover the global spectrum of corporate, sovereign (including supra-national and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

                            SHORT-TERM CREDIT RATINGS

Moody's

Moody's employs the following:

"P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

"P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

"P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

"NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

An S&P short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for short-term issues:

"A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

"A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

"A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B" - Obligations are regarded as having significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B-1" - Obligations are regarded as having speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative - grade obligors.

"B-2" - Obligations are regarded as having significant speculative characteristics, and the obligor has an average speculative - grade capacity to meet its financial commitments over the short-term compared to other speculative
- grade obligors.

"B-3" - Obligations are regarded as having significant speculative characteristics, and the obligor has a relatively weak capacity to meet its financial commitments over the short-term compared to other speculative - grade obligations.

"C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

"D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Fitch

Fitch short-term ratings scale applies to foreign currency and local currency. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

"F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

"F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

"F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

"B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

"C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

"RD" - Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

"D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

"NR" - This designation indicates that Fitch does not publicly rate the issuer or issue in question.

"Withdrawn" - A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch deems sufficient.

                            LONG-TERM CREDIT RATINGS

Moody's

The following summarizes the ratings used by Moody's for long-term debt:

"Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

"Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

"A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

"Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

"Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

"B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

"Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

"Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

"C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

The following summarizes the ratings used by S&P for long-term issues:

"AAA" - An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" - An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

"C" - A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" rating also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

"D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

"N.R." - This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch

The following summarizes long-term ratings used by Fitch:

"AAA" - Securities considered to be investment grade and of the highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

"AA" - Securities considered to be of very high credit quality. "AA" ratings denote expectations of low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

"A" - Securities considered to be investment grade and of high credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

"BBB" - Securities considered to be investment grade and of good credit quality. "BBB" ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

"BB" - Securities considered to be speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

"B" - Securities considered to be highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

"CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

"DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

"NR" indicates that Fitch does not publicly rate the issuer or issue in question.

                NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

Moody's

Watchlist: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade ("UPG"), on review for possible downgrade ("DNG"), or more rarely with direction uncertain ("UNC"). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

Rating Outlooks: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive ("POS"), Negative ("NEG"), Stable ("STA") and Developing ("DEV" -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A "RUR" (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, "NOO" (No Outlook) may be displayed.

S&P

Creditwatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by S&P's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

Rating Outlook: An S&P rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

     -    "Positive" means that a rating may be raised.

     -    "Negative" means that a rating may be lowered.

     -    "Stable" means that a rating is not likely to change.

     -    "Developing" means a rating may be raised or lowered.

Fitch

Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one-to two-year period. Outlooks may be "positive", "stable" or "negative". A positive" or "negative" Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to "positive" or "negative" if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as "evolving".

                             MUNICIPAL NOTE RATINGS

Moody's

Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

"MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

"MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

"MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

"SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

VMIG rating expirations are a function of each issue's specific structural or credit features.

"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

An S&P U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. Notes maturing beyond three years will most likely receive a long-term debt rating. The following summarizes the ratings used by S&P for municipal notes:

"SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

"SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

"SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Fitch

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

                                   APPENDIX C

                      RODNEY SQUARE MANAGEMENT CORPORATION

                PROXY POLICIES, PROCEDURES, AND VOTING GUIDELINES

                         SPECIFIC TO THE WT MUTUAL FUND

I.   INTRODUCTION

Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") provides that it will be a fraudulent, deceptive or manipulative act, practice, or course of business within the meaning of Section 206(4) of the Advisers Act for an investment adviser to exercise voting authority with respect to client securities unless the investment adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of clients. In addition, Rule 204-2 under the Advisers Act sets forth record-keeping requirements.

These procedures apply to registered investment advisers who have implicit or explicit voting authority over client securities. For Rodney Square Management Corporation ("RSMC"), these Policies, Procedures, and Voting Guidelines are intended to form the basis for voting, recording and providing required disclosures to the WT Mutual Fund (the "Trust"), RSMC's only advisory client.

The Trust has adopted related policies and procedures to comply with similar regulatory requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act").

II.  PROXY VOTING DELEGATION

A.   From the Trust to RSMC and affiliated Investment Advisers:

          1. The Trust has numerous investment portfolios ("Funds"), most of which are advised by RSMC, and others that are managed by Investment Advisers that are affiliated with RSMC. In addition, portions of some Funds are managed by Sub-Advisers.

          2. The voting of proxies for securities held by the Trust has been delegated by the Trust's Board of Trustees (the "Trustees") to RSMC and its affiliated Investment Advisers.

B.   From RSMC to Wilmington Trust Company:

          1. Pursuant to a Services Agreement between RSMC and its affiliate, Wilmington Trust Company ("Wilmington Trust"), certain dual employees of RSMC and Wilmington Trust may be authorized to coordinate the casting of proxy votes on behalf of RSMC's clients, provided that the procedures and guidelines herein are followed by such individuals.

C.   From RSMC to Sub-Advisers for the Multi-Manager International Fund:

          1. An Investment Adviser may further delegate proxy voting responsibilities to one or more Sub-Advisers to a Fund if it is deemed that the Sub-Adviser(s) has the best level of expertise in a particular type of securities, or for other compelling reasons.

          2. Currently, RSMC has elected to delegate voting on behalf of the Multi-Manager International Fund to the Sub-Advisers currently managing portions of that Fund.

III. PROXY VOTING POLICIES AND PROCEDURES

A.   General Policy Statement:

          1. Based on the premise that an issuer's board of directors can properly assess the best course for a company and will act in the best interests of the shareholders in pursuing maximum long-term value, proxies will generally be voted as recommended by the issuer's board of directors, except in cases where stockholder rights are substantially impaired, or as otherwise stated below.

          2. As new issues arise and trends develop, voting practices will be modified accordingly.

          3. Proxy voting for securities held by RSMC-advised Funds is conducted in accordance with Proxy Voting Guidelines set forth herein that Wilmington Trust has independently developed over time.

          4. An independent proxy service, Institutional Shareholder Services ("ISS"), provides the mechanism through which the proxies for securities held by RSMC-advised Funds are voted, but the voting of those proxies is directed by Wilmington Trust's proxy analyst and is entirely based on Wilmington Trust's Proxy Voting Guidelines.

          5. The proxy analyst conducts appropriate research based upon data gathered from the issuer's proxy documents, ISS research material, financial publications, and other sources.

B.   Additions to and Deviations from Proxy Voting Guidelines:

          1. When a significant issue arises that is not addressed by Proxy Voting Guidelines currently in effect, the proxy analyst brings it to the attention of Wilmington Trust's Securities Review Committee (the "Review Committee"). The Review Committee determines how the proxy should be voted and such determinations may result in the adoption of a new voting guideline.

          2. If the proxy analyst perceives the presence of special circumstances that would warrant making an exception to a guideline, the proxy analyst must refer the matter to the Review Committee for final determination. The exception may then become the rule should the Review Committee decide that an existing guideline should be reversed in light of changing times and circumstances.

C.   Conflicts of Interest:

          1. A potential conflict of interest may exist when RSMC or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of a Fund and that could compromise RSMC's independence of judgment and action in voting the proxy in the best interests of a Fund's shareholders.

          2. In general, RSMC believes that consistently voting in accordance with the Proxy Voting Guidelines will address most anticipated conflicts of interest, as this process ensures that where there is a conflict of interest the proxy will be voted no differently than it would be voted in the absence of such conflict.

          3. Should RSMC deviate from the Proxy Voting Guidelines on a particular vote, then each matter being voted upon will be carefully assessed by the proxy analyst and the Review Committee to determine if a conflict of interest is present.

          4. In the event of a material conflict of interest, the Committee shall determine an appropriate resolution, which may include consultation with the Trust's management or Trustees, analyses by independent third parties, or other means necessary to ensure and demonstrate that a proxy was voted in the best interests of the Fund's shareholders and was not affected by RSMC's or another party's conflict.

D.   Written Analysis:

          1. Written analysis and related documentation must be retained to support (i) any conclusion as to how to cast votes with respect to changes to or deviation from current Proxy Voting Guidelines and/or (ii) the resolution of conflict of interest on a particular vote.

          2. This material should be preserved by RSMC, provided to the Trust, and maintained in the proxy voting files. However, public disclosure of such analysis is not required.

IV.  PROXY VOTING GUIDELINES UPDATED AS OF JULY 1, 2005

A.   RSMC will generally vote WITH AN ISSUER'S MANAGEMENT by voting:

          1.   For election of directors;

          2.   For appointment of auditors;

          3.   For uncontested mergers;

          4.   For proposals to establish a staggered board;

          5. For proposals to require that directors can be removed only for cause;

          6.   For proposals to increase authorized shares;

          7. For proposals to require supermajority vote for takeover-related events - provided there is a "fair price" provision but we vote against management in the absence of such fair price provision;

          8. For proposals to limit director liability and indemnify directors, if the proposal provides that directors would remain liable and would not be indemnified should it be determined that there was willful misconduct on their part. We do not vote in favor of indemnification if there is pending litigation against directors;

          9. For executive stock option plans, employee stock-purchase plans, and compensation-related proposals in general, except we vote against proposals to re-price options;


          10. For proposals from heretofore tax-exempt funds to remove limits on investments in securities that are not exempt from the Federal alternative minimum tax;


          11. For proposals to reincorporate in tax havens like Bermuda and the Cayman Islands;

          12. As management recommends on proposals to eliminate or establish preemptive rights;

          13. As management recommends on proposals to eliminate or establish cumulative voting;

          14. Against shareholder proposals that the company not provide pension benefits to non-employee directors;

          15. Against shareholder proposals to require a shareholder vote on large issuances of voting shares to a single person or group;

          16.  Against shareholder proposals to require confidential voting;

          17. Against shareholder proposals to change the company's requirements regarding independent directors, provided that the company is meeting the standards determined appropriate by NASDAQ and the New York Stock Exchange and approved by the Securities and Exchange Commission;

          18. Against shareholder proposals to subscribe to McBride Principles in Northern Ireland, or to cease doing business in countries with human rights violations.

          19.  Against shareholder proposals to limit "golden parachutes;"

          20. Against shareholder proposals to limit the money paid to the company's auditors for non-auditing services;

          21.  Against shareholder proposals to index options;

          22.  Against shareholder proposals to expense options; and

          23. With respect to mutual funds, for proposals to allow fund mergers to occur without shareholder vote being required, subject to the rules of the Investment Company Act of 1940.

B.   RSMC will generally vote AGAINST AN ISSUER'S MANAGEMENT by voting:

          1. For shareholder proposals requesting that management rescind takeover-related rights plans, except we don't oppose the rights plan if it has a permitted bid provision and the provision is reasonable;

          2. For shareholder proposals to amend the by-laws of Delaware corporations to provide that they will no longer be governed by
               Section 203 of the Delaware General Corporation Law;

          3. For shareholder proposals to exclude abstentions when tabulating votes;

          4. Against proposals to establish a new class of common stock with magnified voting power;

          5. Against proposals to eliminate shareholder action by written consent;

          6. Against proposals to require that shareholder meetings can only be called by the board of directors. However, we favor provisions whereby special shareholder meetings can be called by an individual or group with at least ten percent voting power, and oppose proposals that would move the threshold away from ten percent - either higher or lower;

          7. Against proposals to authorize the board to adopt, amend, or repeal the company's by-laws without shareholder vote;

          8. Against proposals to require more than a simple majority shareholder vote to remove directors for cause;

          9.   Against proposals to re-price options;

          10. With respect to British companies, against proposals to disenfranchise shareholders who own more than a certain percentage of the outstanding stock and do not respond quickly enough to the company's request to disclose the size of their holdings;

          11. With respect to French companies, against proposals to allow the board to issue stock in response to a takeover offer; and

          12.  With respect to mutual funds,

               a. against proposals to change a fund's investment objective, unless there is an extremely compelling reason,

               b. against proposals to eliminate the requirement that changes in a fund's investment objective be subject to shareholder vote,

               c. against proposals to change any of a fund's investment policies in a manner that would be counter to the fund's investment objective, and

               d. if it is apparent that one of the fund's investment policies could be changed in a manner that would be counter to the fund's investment objective, against a proposal to eliminate the shareholder vote required to change that particular investment policy.

V.   PROXY VOTING RECORD-KEEPING

A.   RSMC's Record-keeping Responsibilities under the Advisers Act:

          In compliance with the rule amendments that require advisers to maintain certain records relating to the proxy votes cast for clients, RSMC shall maintain the following records:

          1. Copies of all proxy voting policies, procedures, and voting guidelines;

          2. Copies of each proxy voting statement received regarding client securities;

          3.   Records of each vote cast;

          4. Copies of any documents created by RSMC that were material to making a decision on how to vote a proxy, or that memorialize the basis for such decision, including written consents from clients.

          5. Copies of all written client requests for proxy voting records and any written response from RSMC to any (written or oral) request for such information.

          6. RSMC shall keep its proxy voting books and records, including all of the above items, in an easily accessible place for six years (the first two years in an appropriate office of RSMC).

B.   RSMC's Record-keeping Responsibilities under the Investment Company Act:

          1. RSMC shall maintain separate records of each proxy vote it casts on behalf of each Fund during the 12-month period ended June 30th of each year in the following format:

APPENDIX D   NAME OF THE ISSUER OF THE FUND SECURITY
APPENDIX E   EXCHANGE TICKER SYMBOL OF THE FUND SECURITY
APPENDIX F   (IF REASONABLY AVAILABLE)
APPENDIX G   CUSIP NUMBER FOR THE FUND SECURITY
APPENDIX H   (IF REASONABLY AVAILABLE)
APPENDIX I   SHAREHOLDER MEETING DATE
APPENDIX J   BRIEF SUMMARY OF EACH MATTER VOTED UPON
APPENDIX K   WHETHER THE MATTER WAS PROPOSED BY THE ISSUER OR
APPENDIX L   BY A SECURITY HOLDER
APPENDIX M   WHETHER RSMC VOTED THE FUND'S SHARES ON THE MATTER
APPENDIX N   HOW THE VOTE WAS CAST - "FOR," "AGAINST," "ABSTAIN,"
APPENDIX O   OR "WITHHELD" REGARDING ELECTION OF DIRECTORS
APPENDIX P   WHETHER RSMC VOTED THE FUND'S SHARES
APPENDIX Q   WITH OR AGAINST THE ISSUER'S MANAGEMENT

          2. RSMC will also support and coordinate all reporting and disclosure requirements.

          3. ISS or another third-party administrator maybe engaged to perform some or all of the activities described herein.

VI.  DISCLOSURE REQUIREMENTS

A.   Disclosure of Proxy Voting Policies, Procedures, and Records:

          1. RSMC shall prepare a concise summary of this document for delivery to any client upon request.

          2. The summary should also indicate that a copy of the complete Proxy Policies, Procedures, and Voting Guidelines is available upon request by clients.

          3. RSMC shall also inform clients how to obtain information on how their securities were voted.

      Adopted as of July 1, 2005 and ratified and confirmed by the Trustees on September 1, 2005; structural conforming changes made January 2006 and June 2006

                                 WT MUTUAL FUND

                              ROXBURY MID-CAP FUND
                          ROXBURY SMALL-CAP GROWTH FUND


               1100 North Market Street Wilmington, Delaware 19890


                       STATEMENT OF ADDITIONAL INFORMATION


                                NOVEMBER 1, 2006



This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Funds' current prospectuses, each dated November 1, 2006, as amended from time to time. A copy of each current prospectus may be obtained without charge on the Funds' website at http://www.RoxburyFunds.com, by writing to Professional Funds Distributor, LLC (the "Distributor"), 760 Moore Road, King of Prussia, PA 19406 or by calling (800) 336-9970. A copy may also be obtained from certain institutions such as banks or broker-dealers that have entered into servicing agreements with the Distributor.



Audited financial statements for the Funds' fiscal year ended June 30, 2006, included in the Annual Report to shareholders, are incorporated into this SAI by reference. The Annual Reports to shareholdes are available without charge on the Funds' website at http://RoxburyFunds.com or by calling (800) 336-9970.

                                TABLE OF CONTENTS


GENERAL INFORMATION.......................................................     3
INVESTMENT POLICIES.......................................................     3
DISCLOSURE OF FUND HOLDINGS...............................................     8
INVESTMENT LIMITATIONS....................................................    10
TRUSTEES AND OFFICERS.....................................................    11
CODE OF ETHICS............................................................    17
PROXY VOTING..............................................................    17
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................    18
INVESTMENT ADVISORY AND OTHER SERVICES....................................    19
ADMINISTRATION AND ACCOUNTING SERVICES....................................    22
ADDITIONAL SERVICE PROVIDERS..............................................    23
DISTRIBUTION OF SHARES....................................................    24
BROKERAGE ALLOCATION AND OTHER PRACTICES..................................    27
CAPITAL STOCK AND OTHER SECURITIES........................................    29
PURCHASE, REDEMPTION AND PRICING OF SHARES................................    30
DIVIDENDS.................................................................    33
TAXATION OF THE FUNDS.....................................................    33
FINANCIAL STATEMENTS......................................................    42
APPENDIX A OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES......   A-1
APPENDIX B DESCRIPTION OF SECURITIES RATINGS..............................   B-1
APPENDIX C ROXBURY CAPITAL MANAGEMENT, LLC PROXY VOTING POLICIES AND
PROCEDURES................................................................   C-1

                               GENERAL INFORMATION


WT Mutual Fund (the "Trust") was organized as a Delaware statutory trust on June 1, 1994. The Trust has established the following funds described in this SAI (each a "Fund," and collectively, the "Funds"): Roxbury Mid-Cap Fund (the "Mid-Cap Fund") and Roxbury Small-Cap Growth Fund (the "Small-Cap Fund"). Each of these Funds issue Institutional and Investor Shares. Each Fund is a diversified open-end management investment company. For the periods prior to July 1, 2005, each Fund operated as feeder funds in a master-feeder structure pursuant to which Funds invested in a corresponding "master series" of WT Investment Trust I, which invested directly in investment securities. The investment objective, strategies, policies, and limitations of each of the master series were identical to its corresponding Fund.


                               INVESTMENT POLICIES


The following information supplements the information concerning each Fund's investment objective, policies and limitations found in its prospectus.



The Mid-Cap Fund seeks superior long-term growth of capital. The Small-Cap Fund seeks to achieve long-term capital appreciation. The foregoing investment objectives may not be changed without shareholder approval.


The Mid-Cap Fund will invest at least 80% of its assets in securities of companies with market capitalizations, at the time of purchase, within the capitalization ranges of companies that make up the S&P MidCap 400 and Russell MidCap Indices.


The Small-Cap Fund will invest at least 80% of its assets in securities of companies with market capitalizations, at the time of purchase, consistent with the capitalization ranges of companies that make up the S&P SmallCap 600 and Russell 2000 Indices.



The foregoing investment policies may be changed upon 60 days written notice to shareholders.





BANK OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers' acceptances of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly-owned banking subsidiaries of such foreign banks located in the United States. Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, or the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by government regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing. A brief description of some typical types of bank obligations follows:

- Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

- Certificates of Deposit. Certificates of Deposit are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New
     York).


-    Time Deposits. Time deposits are bank deposits for fixed periods of time.


CASH MANAGEMENT. Each Fund will under normal market conditions invest no more than 15% of its total assets in cash and cash equivalents including high-quality money market instruments and money market funds in order to manage cash flow. Certain of these instruments are described below.



COMMERCIAL PAPER. Each Fund may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds may invest only in commercial paper rated A-1 or higher by S&P or Moody's or if not rated, determined by the investment adviser to be of comparable quality.


CONVERTIBLE SECURITIES. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.


Each Fund may invest in convertible securities that are rated, at the time of purchase, in the three highest rating categories by an NRSRO, or if unrated, are determined by the investment adviser, to be of comparable quality. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Should the rating of a security be downgraded subsequent to a Fund's purchase of the security, the investment adviser will determine whether it is in the best interest of the Fund to retain the security.


DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.


DEPOSITARY RECEIPTS. American Depositary Receipts ("ADRs") as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.


FOREIGN SECURITIES. Each Fund may invest in foreign securities either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares for foreign securities. (See "Depositary Receipts" above.) Foreign securities include equity or debt securities issued by issuers outside the United States, and include securities in the form of ADRs and EDRs (see "Depositary Receipts"). Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the counter markets. Investing in foreign securities involves certain special risks and considerations that are not typically associated with investing in U.S. companies, including, but not limited to, (i) generally less liquid and less efficient securities markets, (ii) generally greater price volatility, (iii) exchange rate fluctuations and exchange controls, (iv) the imposition of restrictions on the expatriation of funds or other assets, (v) less publicly available information about issuers, (vi) the imposition of taxes (vii) higher transaction and custody costs, (viii) settlement delays and risk of loss, (ix) difficulties in enforcing contracts, (x) less liquidity and smaller market capitalizations, (xi) lesser regulation of securities markets, (xii) different accounting and disclosure standards, (xiii) governmental interference, (xiv) higher inflation, (xv) social, economic and political uncertainties, (xvi) the risk of expropriation of assets, and (xvii) the risk of war.


HEDGING STRATEGIES. Each Fund may engage in certain hedging strategies that involve options and futures. These hedging strategies are described in detail in Appendix A.


ILLIQUID SECURITIES. No Fund may knowingly invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on the Fund's books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to the investment adviser, pursuant to guidelines approved by the Board. The investment adviser will monitor the liquidity of securities held by the Fund and report periodically on such decisions to the Board. If the limitation on illiquid securities is exceeded, other than by a change in market values, the condition will be reported by a Fund's investment adviser to the Board of Trustees. Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").


INVESTMENT COMPANY SECURITIES AND EXCHANGE TRADED FUNDS. The Funds may invest in investment company securities, including exchange traded funds ("ETFs"). Such investments are subject to limitations prescribed by the 1940 Act. These limitations currently provide, in part, that a Fund may not purchase shares of an investment company if (a) such a purchase would cause a Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause a Fund to have more than 5% of its total assets invested in the investment company or
(c) more than 10% of a Fund's total assets would be invested in investment companies. As a shareholder in an investment company, the Fund would bear its pro rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including ETFs, registered investment companies may be permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1) provided such ETF is granted an exemptive order by the SEC subject to certain terms and conditions imposed by such exemptive order. It is possible that a Fund will enter into an agreement with an ETF pursuant to an exemptive order to allow the Fund to invest in such ETF beyond the limitations of Section 12(d)(1).



MONEY MARKET FUNDS. Each Fund may invest in the securities of money market mutual funds, within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act").



OPTIONS ON SECURITIES AND SECURITIES INDICES. Each Fund may purchase call options on securities that the investment adviser intends to include in the Funds in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. The Funds may purchase put options to hedge against a decline in the market value of securities held in the Funds or in an attempt to enhance return. The Funds may write (sell) put and covered call options on securities in which they are authorized to invest. The Funds may also purchase put and call options, and write put and covered call options on U.S. securities indices. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the percentage of the total assets of a Fund that are invested in equity (or related) securities, the Fund may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.



REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund if the other party to the repurchase agreement defaults), it is the policy of a Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Fund's investment limitations.



RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or an exemption from registration. Each Fund is subject to a Fund's investment limitations on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the investment adviser pursuant to guidelines adopted by the

Board of Trustees. Under these guidelines, the investment adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the investment adviser intends to purchase securities that are exempt from registration under Rule 144A.


SECURITIES LENDING. Each Fund may from time to time lend their portfolio securities pursuant to agreements which require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund and all deemed borrowing exceeds one-third of the value of the Fund's total assets taken at fair market value. When a Fund lends its portfolio securities, the collateral (i.e., the cash or securities that the Fund is obligated to return) can be included as part of the Fund's total assets in calculating the percentages of the Fund's total assets on loan. Collateral must be valued daily by the investment adviser and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the investment adviser to be of good standing and when, in the judgment of the investment adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.


TEMPORARY DEFENSIVE POSITION. Each Fund may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by an NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that a Fund will be unable to achieve its investment objective.


U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from securities supported by the full faith and credit of the United States (for example, Ginnie Mae securities), to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac, the Tennessee Valley Authority, Federal Farm Credit Banks and the Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

PORTFOLIO TURNOVER. Portfolio turnover rates for the past two fiscal years were:



                 FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND               JUNE 30, 2006       JUNE 30, 2005
----             -----------------   -----------------
Mid-Cap Fund            110%                110%
Small-Cap Fund          144%                161%


                           DISCLOSURE OF FUND HOLDINGS


The Funds have policies and procedures in place regarding the disclosure of securities holdings of the Funds designed to allow disclosure of such holdings information where it is deemed appropriate for a Fund's operations or it is determined to be useful to a Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure of a Fund's holdings, a Fund will not provide or permit others to provide information about the Fund's holdings on a selective basis.



The Funds provide portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws, and may disclose portfolio holdings information in response to requests by governmental authorities.



The Funds may, but are not required to, post a Fund's schedule of investments on a website at regular intervals or from time to time at the discretion of the Fund. Such schedule of investments must be as of a date at least 30 days prior to its posting on the website. In addition to its schedule of investments, a Fund may post information on a website about the number of securities the Fund holds, a summary schedule of investments, the Fund's top ten holdings, and a percentage breakdown of the Fund's investments by country, sector and industry. This additional information must be as of a date at least 30 days prior to its posting on a website, provided, however, that a top ten holdings list may be as of a date 7 days prior to its posting on the website. The day after any Fund holdings information becomes publicly available (by posting on the website or otherwise), it may be mailed, e-mailed or otherwise transmitted to any person.



A Fund may distribute or authorize the distribution of information about its holdings that is not publicly available (on a website or otherwise) to a Fund's or an investment adviser's employees and affiliates that provide services to the Fund. The Fund may also distribute or authorize the distribution of information about the Fund's holdings that is not publicly available (on a website or otherwise) to the Fund's service providers who require access to the information
(i) in order to fulfill their contractual duties relating to the Fund; (ii) to facilitate the transition of a newly hired investment adviser or sub-adviser prior to the commencement of its duties; (iii) to facilitate the review of the Fund by a ranking or ratings agency; (iv) for the purpose of due diligence regarding a merger or acquisition; or (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of Fund assets and minimal impact on remaining shareholders of an affected Fund.



In order to mitigate conflicts between the interests of Fund shareholders, on the one hand, and those of the Funds' investment adviser, sub-adviser, or principal underwriter, or any affiliated person of the Funds, on the other, the Trust's Chief Compliance Officer ("CCO") must approve and either the President or a Vice President of the Trust must approve a non-public disclosure of portfolio holdings. The Trust's CCO must report all arrangements to disclose portfolio holdings information to the Trust's Board of Trustees on a quarterly basis, which will review such arrangements and terminate them if it determines such disclosure arrangements are not in the best interests of shareholders.



Before any non-public disclosure of information about a Fund's holdings, the CCO will require the recipient of such non-public portfolio holdings information to agree or provide proof of an existing duty to keep the information confidential and to agree not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in a Fund or any other security. The Fund may request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Fund's policies and procedures and any applicable confidentiality agreement.



Under no circumstances may the Fund or an investment adviser or their affiliates receive any consideration or compensation for disclosing portfolio holdings information.



Each of the following third parties have been approved to receive portfolio holdings information: (i) the Fund administrator and accounting agent; (ii) the Fund independent public accounting firm, for use in providing audit opinions;
(iii) financial printers, solely for the purpose of preparing Fund reports or regulatory filings; (iv) the Funds' custodian in connection with its custody of the Fund 's assets; (v) if applicable, a proxy voting service; and (vi) the following data aggregators and ranking and ratings services: Lipper Analytical Services, Inc., Morningstar Inc., and Standard & Poors. Information may be provided to these parties at any time so long as each of these parties is contractually and ethically prohibited from sharing a Fund's portfolio holdings information without specific authorization. The Fund's investment advisers and service providers will establish procedures to ensure that a Fund's portfolio holdings information is only disclosed in accordance with these policies.



The identity of persons with which the Funds have ongoing arrangements to provide portfolio holdings information is set forth below. In order to solicit prices on various fixed income securities certain of the Funds share this information with the broker dealers listed below on a periodic basis as needed with as little as a one day lag:



Banc of America
Barclays Capital Inc.
Bear Stearns & Co. Inc.
Bloomberg
Commerce Capital Markets, Inc.
Factset
Fidelity
Interactive Data
Investedge
Legg Mason Wood Walker
Lehman Brothers
Lipper
Longview
Loop Capital Markets
Maslow
Morgan Stanley
Morningstar
Piper Jaffray & Company
Plexus
RBC Dain Rauscher
Standard & Poor's
Starboard Capital Markets LLC
Stephens Inc.
Stern, Agee & Leach
Stone & Youngberg
Thompson Financial
Vestek
Wachovia Securities
William Blair & Co., LLC

                             INVESTMENT LIMITATIONS

Each Fund has adopted the investment limitations set forth below. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of a Fund present at a shareholders meeting if holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Fund. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or redemptions of shares will not be considered a violation of the limitation.

No Fund will as a matter of fundamental policy:

1. purchase the securities of any one issuer, if as a result, more than 5% of a Fund's total assets would be invested in the securities of such issuer, or a Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) a Fund may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2. purchase securities of any issuer if, as a result, more than 25% of a Fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that this limitation does not apply to debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

3. borrow money, provided that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investments), and then in an aggregate amount not in excess of 10% of a Fund's total assets;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5. underwrite any issue of securities, except to the extent that a Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided that a Fund may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities, provided that a Fund may invest in, purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or

8.   issue senior securities, except to the extent permitted by the 1940 Act.

The following non-fundamental policies apply to each Fund and may be changed by the Board of Trustees without shareholder approval. No Fund will:

1.   make short sales of securities except short sales against the box;

2. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities; provided that a Fund may make initial and variation deposits in connection with permitted transactions in options or future; or

3. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets.

                              TRUSTEES AND OFFICERS


The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under "Interested Trustees" below is an "interested person" of the Funds' investment adviser, or the Trust, within the meaning of the 1940 Act. Each person who is not an "interested person" of the Funds' investment adviser or the Trust within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below. The address of each Trustee as it relates to the Trust's business is 1100 North Market Street, Wilmington, DE 19890.



                                                                                              NUMBER OF
                                                                                              FUNDS IN
                                                                                                FUND
                                                                            PRINCIPAL          COMPLEX         OTHER
                              POSITION(S)       TERM OF OFFICE AND        OCCUPATION(S)       OVERSEEN     DIRECTORSHIPS
        NAME AND               HELD WITH          LENGTH OF TIME           DURING PAST           BY           HELD BY
     DATE OF BIRTH               TRUST                SERVED               FIVE YEARS        TRUSTEE(1)       TRUSTEE
-------------------------   ---------------   ---------------------   --------------------   ----------   --------------
                                                   INTERESTED TRUSTEES

NEIL WOLFSON(2)             Trustee,          Shall serve at the      Chief Investment           26            None
Date of Birth: 6/64         President and     pleasure of the Board   Officer of
                            Chief Executive   and until successor     Wilmington Trust
                            Officer           is elected and          Investment
                                              qualified. Trustee      Management, LLC
                                              since November 2005.    ("WTIM") since July
                                              President and Chief     2004; Previously,
                                              Executive Officer       Partner with KPMG
                                              since January 2006      (public accounting)
                                                                      from 1996 to 2004.



----------
(1) The "Fund Complex" currently consists of the Trust (26 funds) and CRM Mutual Fund Trust (5 funds).



(2) Mr. Wolfson is an "Interested Trustee" by reason of his position as Chief Investment Officer of WTIM, an affiliate of RSMC.

                                                                                              NUMBER OF
                                                                                              FUNDS IN
                                                                                                FUND
                                                                            PRINCIPAL          COMPLEX         OTHER
                              POSITION(S)       TERM OF OFFICE AND        OCCUPATION(S)       OVERSEEN     DIRECTORSHIPS
        NAME AND               HELD WITH          LENGTH OF TIME           DURING PAST           BY           HELD BY
     DATE OF BIRTH               TRUST                SERVED               FIVE YEARS        TRUSTEE(1)       TRUSTEE
-------------------------   ---------------   ---------------------   --------------------   ----------   --------------
ROBERT J. CHRISTIAN(3)      Trustee           Shall serve until       Retired since              26            None
Date of Birth: 2/49                           death, resignation or   February 2006;
                                              removal. Trustee        Executive Vice
                                              since October 1998,     President of
                                              President and           Wilmington Trust
                                              Chairman of the Board   Company from
                                              from October 1998 to    February 1996 to
                                              January 2006.           February 2006;
                                                                      President of Rodney
                                                                      Square Management
                                                                      Corporation ("RSMC")
                                                                      from 1996 to 2005;
                                                                      Vice President of
                                                                      RSMC 2005 to 2006.

                                                  INDEPENDENT TRUSTEES

ROBERT ARNOLD               Trustee           Shall serve until       Founder and                26       First Potomac
Date of Birth: 3/44                           death, resignation or   co-manages, R. H.                    Realty Trust
                                              removal. Trustee        Arnold & Co., Inc.                   (real estate
                                              since May 1997.         (investment banking                   investment
                                                                      company) since 1989.                    trust)

DR. ERIC BRUCKER            Trustee           Shall serve until       Professor of               26            None
Date of Birth: 12/41                          death, resignation or   Economics, Widener
                                              removal. Trustee        University since
                                              since October 1999.     July 2004; formerly,
                                                                      Dean, School of
                                                                      Business
                                                                      Administration of
                                                                      Widener University
                                                                      from 2001 to 2004;
                                                                      Dean, College of
                                                                      Business, Public
                                                                      Policy and Health at
                                                                      the University of
                                                                      Maine from September
                                                                      1998 to June 2001.






----------
(3) Mr. Christian is an "Interested Trustee" by reason of his previous employment with RSMC, an investment adviser to the Trust.

                                                                                              NUMBER OF
                                                                                              FUNDS IN
                                                                                                FUND
                                                                            PRINCIPAL          COMPLEX         OTHER
                              POSITION(S)       TERM OF OFFICE AND        OCCUPATION(S)       OVERSEEN     DIRECTORSHIPS
        NAME AND               HELD WITH          LENGTH OF TIME           DURING PAST           BY           HELD BY
     DATE OF BIRTH               TRUST                SERVED               FIVE YEARS        TRUSTEE(1)       TRUSTEE
-------------------------   ---------------   ---------------------   --------------------   ----------   --------------
NICHOLAS GIORDANO           Trustee and       Shall serve until       Consultant,                26       Kalmar Pooled
Date of Birth: 3/43         Chairman of the   death, resignation or   financial services                    Investment
                            Board             removal. Trustee        organizations from                      Trust;
                                              since October 1998.     1997 to present;                     Independence
                                                                      Interim President,                    Blue Cross;
                                                                      LaSalle University                     IntriCon
                                                                      from 1998 to 1999.                    Corporation
                                                                                                            (industrial
                                                                                                           furnaces and
                                                                                                              ovens).

LOUIS KLEIN, JR.            Trustee           Shall serve until       Self-employed              31         CRM Mutual
Date of Birth: 5/35                           death, resignation or   financial consultant                  Fund Trust
                                              removal. Trustee        since 1991.                           (since June
                                              since October 1999.                                           2005); WHX
                                                                                                            Corporation
                                                                                                            (industrial
                                                                                                          manufacturer).

JOHN J. QUINDLEN            Trustee           Shall serve until       Retired since 1993.        26             None
Date of Birth: 5/32                           death, resignation or
                                              removal. Trustee
                                              since October 1999.

MARK A. SARGENT             Trustee           Shall serve until       Dean and Professor         26             None
Date of Birth: 4/51                           death, resignation or   of Law, Villanova
                                              removal. Trustee        University School of
                                              since November 2001.    Law since July 1997.



As of the date of this SAI, none of the Independent Trustees nor any of their immediate family members (i.e. spouse or dependent children) serves as an officer or director or is an employee of the Trust, any of the Funds' investment advisers or Distributor, or of any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.

                               EXECUTIVE OFFICERS



                                                                                              NUMBER OF
                                                                                              FUNDS IN
                                                                                                FUND
                                                                            PRINCIPAL          COMPLEX         OTHER
                              POSITION(S)       TERM OF OFFICE AND        OCCUPATION(S)       OVERSEEN     DIRECTORSHIPS
    NAME, ADDRESS AND          HELD WITH          LENGTH OF TIME           DURING PAST           BY           HELD BY
      DATE OF BIRTH              TRUST                SERVED               FIVE YEARS          TRUSTEE        TRUSTEE
-------------------------   ---------------   ---------------------   --------------------   ----------   --------------

CLAYTON M. ALBRIGHT         Vice President    Shall serve at the      Vice President, RSMC      N/A            N/A
1100 North Market Street                      pleasure of the Board   since 2001; Vice
Wilmington, DE 19890                          and until successor     President of WTIM
Date of Birth: __/53                          is elected and          since 2006; Vice
                                              qualified. Officer      President; Vice
                                              since October 1998.     President,
                                                                      Wilmington Trust
                                                                      Company since 1997.

JOSEPH M. FAHEY, JR.        Vice President    Shall serve at the      Vice President, RSMC      N/A            N/A
 1100 North Market Street                     pleasure of the Board   since 1992.
 Wilmington, DE 19890                         and until successor
 Date of Birth: 1/57                          is elected and
                                              qualified. Officer
                                              since November 1999.

JOHN J. KELLEY              Vice President,   Shall serve at the      Vice President of         N/A            N/A
1100 North Market Street    Chief Financial   pleasure of the Board   RSMC since July
Wilmington, DE 19890        Officer,          and until successor     2005; Vice President
Date of Birth: 9/59         Treasurer &       is elected and          of PFPC Inc. from
                            Secretary         qualified. Officer      January 2005 to July
                                              since September 2005.   2005; Vice President
                                                                      of Administration,
                                                                      1838 Investment
                                                                      Advisors, LP from
                                                                      1999 to 2005; Chief
                                                                      Compliance Officer,
                                                                      1838 Investment
                                                                      Advisors, LP from
                                                                      2004 to 2005.

ANNA M. BENCROWSKY          Chief             Shall serve at the      Chief Compliance          N/A            N/A
1100 North Market Street    Compliance        pleasure of the Board   Officer, Rodney
Wilmington, DE 19890        Officer           and until successor     Square Management
Date of Birth: 5/51                           is elected and          Corporation since
                                              qualified; Officer      2004; Vice President
                                              since September 2004.   and Chief Compliance
                                                                      Officer, 1838
                                                                      Investment Advisors,
                                                                      LP from 1998 to
                                                                      2004.

RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES. The basic responsibilities of the Trustees are to monitor the Funds' financial operations and performance, oversee the activities and legal compliance of the Funds' investment advisers and other major service providers, keep themselves informed, and exercise their business judgment in making decisions important to the Funds' proper functioning based on what the Trustees reasonably believe to be in the best interests of the shareholders. The Board is comprised of eight individuals, two of whom are considered Interested Trustees. The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (but at least quarterly) to review the investment performance of the Funds and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board met six times during the fiscal year ended June 30, 2006. The Board has an Audit Committee, a Nominating and Governance Committee, and a Regulatory Oversight Committee. The responsibilities of each committee and its members are described below.



AUDIT COMMITTEE. The Audit Committee is comprised of Messrs. Giordano, Klein and Quindlen, each of whom is an Independent Trustee. Mr. Quindlen serves as the chairman of the Audit Committee. Pursuant to its charter, the Audit Committee has the responsibility, among others, to (1) select the Trust's independent registered public accountants; (2) review and approve the scope of the independent registered public accountants' audit activity; (3) review the financial statements which are the subject of the independent registered public accountants' certifications; and (4) review with such independent registered public accountants the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal accounting controls. During the fiscal year ended June 30, 2006, there were four meetings of the Audit Committee.



NOMINATING AND GOVERNANCE COMMITTEE. The Nominating and Governance Committee is comprised of Messrs. Giordano, Quindlen and Sargent, each of whom is an Independent Trustee. Mr. Sargent serves as chairman of the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for formulating a statement of corporate governance; assessing the size, structure and composition of the Board; determining trustee qualification guidelines as well as compensation, insurance and indemnification of Trustees; identifying Trustee candidates; oversight of Board self-evaluations; and identifying, from time to time, qualified candidates to serve as the Chief Compliance Officer ("CCO") for the Trust. During the fiscal year ended June 30, 2006, there were three meetings of the Nominating and Governance Committee. The Nominating and Governance Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Nominating and Governance Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least ten years of employment history with employer names and a description of the employer's business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Nominating and Governance Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board. Upon the written request of shareholders holding at least 10% of a Fund's shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as trustees as specified in such written request.



REGULATORY OVERSIGHT COMMITTEE. The Regulatory Oversight Committee is comprised of Messrs. Arnold, Brucker and Sargent, each of whom is an Independent Trustee, and Mr. Christian, an Interested Trustee. Dr. Brucker serves as the chairman of the Regulatory Oversight Committee. The Regulatory Oversight Committee (i) monitors the Board's compliance with its major specific responsibilities under the 1940 Act; (ii) receives information regarding proposed and newly adopted federal and state laws and regulations as they apply to the Trust, and provides oversight of investment advisers, other major service providers, and the Trust's CCO regarding compliance with such laws and regulations as needed; (iii) provides oversight of the Trust's Rule 12b-1 fees and shareholder service fees and the payment of such fees to various investment advisers, broker-dealers and financial intermediaries; (iv) provides oversight of portfolio trade execution, brokerage commissions, soft dollar usage, and revenue sharing arrangements of the Trust's investment advisers, and make recommendations to the Board regarding such practices; (v) provides oversight of the Trust's valuation and pricing policies, procedures and practices and designated management valuation committee; (vi) provides oversight of exemptive order(s), if any, granted to the Trust by the SEC or pursuant to which the Trust is subject; (vii) provides oversight of the Trust, investment advisers, sub-advisers and principal underwriter's 17j-1 codes of ethics, including violations thereof, and makes recommendations to the Board regarding approval of such codes and material changes thereto; and (viii) monitors, in cooperation with the Nominating and Governance Committee, the CCO's performance. During the fiscal year ended June 30, 2006, there were four meetings of the Regulatory Oversight Committee.



SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all registered investment companies overseen by the Trustee within the Fund Complex, as of December 31, 2005.



                                                          AGGREGATE DOLLAR RANGE
                                                         OF EQUITY SECURITIES IN
                                                   ALL REGISTERED INVESTMENT COMPANIES
                                                      OVERSEEN BY TRUSTEE WITHIN THE
                          DOLLAR RANGE OF EQUITY                 FAMILY OF
NAME OF TRUSTEE/FUND     SECURITIES IN EACH FUND           INVESTMENT COMPANIES
--------------------     -----------------------   -----------------------------------
INTERESTED TRUSTEES
   Robert J. Christian             NONE                            NONE
   Neil Wolfson                    NONE                      $50,001-$100,000

INDEPENDENT TRUSTEES
   Robert Arnold                   NONE                            NONE
   Eric Brucker                    NONE                      $50,001-$100,000
   Nicholas Giordano               NONE                      $50,001-$100,000
   Louis Klein, Jr.                NONE                       Over $100,000
   John J. Quindlen                NONE                       Over $100,000
   Mark A. Sargent                 NONE                      $10,001-$50,000


As of December 31, 2005, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in any of the investment advisers or the Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or the Distributor.





COMPENSATION. In addition to the fees below, the Trust reimburses the Independent Trustees for their related business expenses. The following table shows the fees paid to the Trustees during the fiscal year ended June 30, 2006 for their service to the Trust and the total compensation paid to the Trustees by the Fund complex:



                                              PENSION OR RETIREMENT
                              AGGREGATE        BENEFITS ACCRUED AS       ESTIMATED      TOTAL COMPENSATION
                          COMPENSATION FROM     PART OF THE TRUST     ANNUAL BENEFITS    FROM FUND COMPLEX
INDEPENDENT TRUSTEE           THE TRUST              EXPENSES         UPON RETIREMENT    PAID TO TRUSTEES
-------------------       -----------------   ---------------------   ---------------   ------------------
Robert H. Arnold               $55,500                 None                 None              $55,500
Dr. Eric Brucker                56,500                 None                 None               56,500
Robert J. Christian             21,667                 None                 None               21,667
Nicholas Giordano               71,750                 None                 None               71,750
Louis Klein, Jr.                56,500                 None                 None               89,833
Clement C. Moore, II(1)         59,500                 None                 None               59,500
John J. Quindlen                63,250                 None                 None               63,250
Mark A. Sargent                 64,000                 None                 None               64,000



----------
(1)  Mr. Moore resigned as a Trustee on July 31, 2006.


                                 CODE OF ETHICS

In accordance with Rule 17j-1 of the 1940 Act, the Trust, Roxbury and the Distributor have adopted Codes of Ethics. The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among Roxbury, the Distributor, or the Trust. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by a Fund under certain circumstances.

Under the Code of Ethics adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the Code of Ethics adopted by Roxbury, personal trading is subject to pre-clearance and other conditions set forth in its Code.

On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding the Codes of Ethics relative to the Trust, including information about any material violations of the Codes. The Codes are publicly available as exhibits to the Trust's registration statement filed with the SEC.

                                  PROXY VOTING

The Board of Trustees has adopted proxy voting procedures, and thereunder delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by a Fund to Roxbury, subject to the Board's continuing oversight. In exercising its voting obligations, Roxbury is guided by general fiduciary principles. It must act prudently, solely in the interest of the Funds, and for the purpose of providing benefits to such Funds. Roxbury will consider the factors that could affect the value of a Fund's investment in its determination on a vote.

Roxbury has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings.

Roxbury's proxy voting procedures address these considerations and establish a framework for its consideration of a vote that would be appropriate for a Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing many common or routine matters.

Finally, Roxbury's proxy voting procedures establish a protocol for voting of proxies in cases in which it may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies. In such instances, Roxbury will submit a separate report to the Board of Trustees indicating the nature of the potential conflict of interest and how the determination of such vote was achieved. Roxbury's proxy voting policies and procedures are attached herewith as Appendix C.

Each Fund's proxy voting record as of June 30, 2006 is available (i) without charge, upon request, by calling 800-336-9970 and (ii) on the SEC's website at www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


Persons or organizations beneficially owning 25% or more of the outstanding shares of a Fund are presumed to "control" the Fund. As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders. As of October 16, 2006 officers and Trustees of the Trust owned individually and together less than 1% of the Fund's outstanding shares. As of October 16, 2006, the name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of any class of a Fund were as follows:



                                              OWNERSHIP
FUND, NAME, CITY AND STATE                   PERCENTAGE
--------------------------                   ----------
MIDL-CAP FUND - INSTITUTIONAL SHARES
Wilmington Trust Company TTEE FBO              74.06%
Roxbury Capital Management 401(k)
Profit Sharing Plan
Wilmington, DE 19801

Ted T. Cecala and                              25.94%
Janice R. Cecala JT TENWROS
Montchanin, DE 19710

MIDL-CAP FUND - INVESTOR SHARES
Wilmington Trust Co FSB Inv Agt                 5.83%
FBO The Fledgling Fund
Wilmington, DE 19899

                                              OWNERSHIP
FUND, NAME, CITY AND STATE                   PERCENTAGE
--------------------------                   ----------
SMALL-CAP FUND - INSTITUTIONAL SHARES
Mars & Co                                      28.11%
C/O Investors Bank & Trust Co
Boston, MA 02117

Citistreet                                     10.05%
FBO American Family Mutual Ins Co
North Quincy, MA 02171

State Street Trust                              8.38%
FBO American Crystal Sugar Master Trust
U/A DTD 04/11/1997
North Quincy, MA 02171

National Financial Services, LLC                6.93%
For the Exclusive Benefit of Our Customers
New York, NY 10281

Amvescap National Trust Co Tr FBO               6.24%
Georgia Gulf Corp Savings & Capital
Growth Plan
Atlanta, GA 30348

Charles Schwab & Co Inc.                        6.07%
Special Custody Account For the
Benefit of Customers
San Francisco, CA 94104

SMALL-CAP FUND - INVESTOR SHARES
Charles Schwab & Co Inc.                       84.92%
Special Custody Account For the
Benefit of Customers
San Francisco, CA 94104

National Financial Services, LLC               14.22%
For the Exclusive Benefit of Our Customers
New York, NY 10281


                     INVESTMENT ADVISORY AND OTHER SERVICES

                         ROXBURY CAPITAL MANAGEMENT, LLC

Roxbury, located at 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401, serves as the investment adviser to the Mid-Cap Fund and Small-Cap Fund pursuant to an investment advisory agreement with the Trust dated July 1, 2005 ("Investment Advisory Agreement"). Roxbury provides investment advisory services to mutual funds and other institutional accounts, including corporations, union and pension accounts, foundations, and endowments as well as to individuals. Roxbury is registered as an investment adviser with the SEC. Wilmington Trust Corporation has a controlling interest in Roxbury. William Richards, a managing director of Roxbury, also serves as Vice President of the Trust.

Several affiliates of Roxbury are also engaged in the investment advisory business. Wilmington Trust FSB, a wholly owned subsidiary of Wilmington Trust Corporation, is a registered investment adviser. In addition, Wilmington Brokerage Services Company, a subsidiary of Wilmington Trust, and Wilmington Trust Investment Management, are registered investment advisers and broker-dealers. Cramer Rosenthal McGlynn, LLC ("CRM") is a registered investment adviser. Wilmington Trust Corporation has a controlling interest in CRM. WTIM is a wholly owned subsidiary of Wilmington Trust Corporation.

Under the Investment Advisory Agreement, Roxbury manages the assets of the Funds. Prior to July 1, 2005, shareholders of each Fund had approved a substantially identical agreement with Roxbury with respect to the management of each Fund's assets. That agreement was replaced by the Investment Advisory Agreement in connection with the reorganization of the Trust's and its portfolios' investment structure from a master-feeder structure to a traditional stand-alone mutual fund structure.

The Investment Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Boards of Trustees including a majority of the Independent Trustees casting votes in person at a meeting called for such purpose, or by a majority of the outstanding voting securities of the Funds. The Investment Advisory Agreement may be terminated by the Trust or Roxbury on 60 days' written notice without penalty. The Investment Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act.

Pursuant to the Investment Advisory Agreement, Roxbury is entitled to receive the following annual investment advisory fees, paid monthly, as a percentage of average daily net assets:


                          ANNUAL FEE AS A PERCENTAGE OF
FUND                  AVERAGE DAILY NET ASSETS ("ASSETS")
----             -------------------------------------------
Mid-Cap Fund     0.75% of the first $1 billion in assets;
                 0.70% of the next $1 billion in assets; and
                 0.65% of assets over $2 billion.

Small-Cap Fund   1.00% of the first $1 billion in assets;
                 0.95% of the next $1 billion in assets; and
                 0.90% of assets over $2 billion


For the past three fiscal years, Roxbury received the following fees:


                  FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                JUNE 30, 2006       JUNE 30, 2005       JUNE 30, 2004
----              -----------------   -----------------   -----------------
Mid-Cap Fund*         $  105,789          $   95,131           $ 34,031
Small-Cap Fund*        1,835,507           1,222,587            525,397






----------
* For the fiscal years ended June 30, 2005 and 2004, the amount reflects the advisory fee paid by the Mid-Cap Series and Small-Cap Growth Series with respect to each of the Mid-Cap Fund and Small-Cap Fund's investment in such master series of the Master Trust as a part of each Fund's former master-feeder structure.

Roxbury has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total operating expenses exceed 1.30% with respect to the Institutional Shares of Mid-Cap Fund and 1.55% with respect to the Investor Shares of Mid-Cap Fund; and 1.75% with respect to the Institutional Shares of Small-Cap Fund and 2.00% with respect to the Investor Shares of Small-Cap Fund. Unless the Board of Trustees approves its earlier termination, the undertaking with respect to the Mid-Cap Fund and the Small-Cap Fund will remain in place until November 1, 2015 and January 1, 2006, respectively.



For the past three fiscal years, Roxbury waived and reimbursed the following fees with respect to the particular master series of the Master Trust in which the Mid-Cap Fund and Small-Cap Fund invested:



                 FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND               JUNE 30, 2006       JUNE 30, 2005       JUNE 30, 2004
----             -----------------   -----------------   -----------------
Mid-Cap Fund          $83,669             $90,613             $110,210
Small-Cap Fund              0                   0                    0



Roxbury and certain of its affiliates, including Wilmington Trust Company, may receive shareholder service fees pursuant to a shareholder service plan ("Service Plan") with respect to Investor Shares of the Funds. Under the Service Plan, Roxbury and its affiliates have received, in the aggregate, the following amounts:



                 FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND               JUNE 30, 2006       JUNE 30, 2005       JUNE 30, 2004
----             -----------------   -----------------   -----------------
Mid-Cap Fund          $32,517             $30,610             $11,315
Small-Cap Fund            636                 N/A                 N/A


ADVISORY SERVICES. Under the terms of the Investment Advisory Agreement, Roxbury agrees to: (a) direct the investments of each Fund, subject to and in accordance with the Fund's investment objective, policies and limitations set forth in the Prospectus and this SAI; (b) purchase and sell for each Fund, securities and other investments consistent with the Fund's objective and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Funds; (d) pay the salaries of all personnel of the Funds and Roxbury performing services relating to research, statistical and investment activities on behalf of the Funds; (e) make available and provide such information as the Funds and/or their administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; (f) make its officers and employees available to the Trustees and officers of the Trusts for consultation and discussion regarding the management of each Fund and its investment activities. Additionally, Roxbury agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to a contract with a Fund. The Trust and/or Roxbury may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the adviser delegates any or all of its duties as listed.

The Investment Advisory Agreement provides that Roxbury shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.

The salaries of any officers and the Interested Trustees of the Trust who are affiliated with Roxbury and the salaries of all personnel of Roxbury performing services for each Fund relating to research, statistical and investment activities are paid by Roxbury.

Each class of shares of the Funds pays its respective pro rata portion of the advisory fee payable by a Fund.

                     ADMINISTRATION AND ACCOUNTING SERVICES


Pursuant to an Administration Agreement dated May 1, 2006, RSMC performs certain administrative services for the Trust including, among other things, assisting in the preparation of the annual post-effective amendments to the Trust's registration statement, assisting in obtaining the fidelity bond and directors' and officers'/errors and omissions insurance policies, preparing notices, agendas, and resolutions for quarterly Board meetings, maintaining the Trust's corporate calendar, maintaining Trust contract files, providing non-investment related statistical and research data as may be requested by the Board, and providing executive and administrative services to support the Independent Trustees. Pursuant to a Sub-Administration and Accounting Services Agreement dated May 1, 2006, PFPC Inc. ("PFPC") performs certain administrative and accounting services for the Trust such as preparing shareholder reports, providing statistical and research data, assisting the investment adviser in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Trust. In addition, PFPC prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Trust. The accounting services performed by PFPC include determining the NAV per share of each Fund and maintaining records relating to the securities transactions of the Funds.



Prior to May 1, 2006, pursuant to an Administration and Accounting Services Agreement dated October 1, 2004, PFPC Inc. ("PFPC") performed certain administrative services for the Trust and the Funds in addition to the accounting services it currently provides. From September 1, 2002 to October 1, 2004, RSMC, an affiliate of the Trust, provided administrative and accounting services and PFPC provided certain sub-administration services.



For its services as administrator or sub-administrator, as the case may be, for the fiscal years ended June 30, 2006, 2005, and 2004, RSMC received the following fees paid by the Funds during the period indicated:



                 FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND               JUNE 30, 2006       JUNE 30, 2005       JUNE 30, 2004
----             -----------------   -----------------   -----------------
Mid-Cap Fund           $  377             $ 7,171             $ 58,254
Small-Cap Fund          5,588              28,629              103,256

For its services as administrator or sub-administrator, as the case may be, for the fiscal years ended June 30, 2006, 2005, and 2004, each Fund paid PFPC the following fees, after waivers, during the period indicated:



                 FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND               JUNE 30, 2006       JUNE 30, 2005       JUNE 30, 2004
----             -----------------   -----------------   -----------------
Mid-Cap Fund          $ 75,976            $26,098                *
Small-Cap Fund         150,854             90,884                *



----------
* Fees for services provided by PFPC were not paid by the Funds; instead RSMC paid PFPC for its services from the fees it collected under the advisory and administration agreement with the Funds.



Pursuant to Compliance, Support and Recordkeeping Services Agreements dated October 1, 2004, RSMC, an affiliate of the Trust, performs certain non-investment related statistical and research services, execution and administrative support services, recordkeeping services as well as certain other coordination and fund related preparatory services for the Funds. In consideration of the provision of these services, RSMC, an investment adviser to certain series of the Trust, receives an asset based fee of 0.012% of the Trust's average daily net assets and an annual fee equal to three-fourths of the CCO's total compensation.


                          ADDITIONAL SERVICE PROVIDERS


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP serves as the independent registered public accounting firm to the Trust providing services which include (1) auditing the annual financial statements for the Funds, (2) assistance and consultation in connection with SEC filings and (3) review of the annual federal income tax returns filed on behalf of each Fund. Ernst & Young LLP is located at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, PA 19103.


LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Trust.

CUSTODIAN. Wilmington Trust Company, 1100 North Market Street, Wilmington DE 19890, serves as the Custodian. The Custodian's services include, in addition to the custody of all cash and securities owned by the Trust, the maintenance of custody accounts in the Custodian's trust department, the segregation of all certificated securities owned by the Trust, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody accounts of the Trust, releasing and delivering securities from the custody accounts of the Trust, maintaining records with respect to such custody accounts, delivering to the Trust a daily and monthly statement with respect to such custody accounts, and causing proxies to be executed. Wilmington Trust Company receives a fee for its services based on the average daily net assets of the Trust and has appointed PFPC Trust Company as Sub-Custodian of the Trust.

TRANSFER AGENT. PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Transfer Agent and Dividend Paying Agent.

                             DISTRIBUTION OF SHARES

Professional Funds Distributor, LLC, the Funds' Distributor, is located at 760 Moore Road, King of Prussia, PA 19406. The Distributor serves as the underwriter of the Funds' shares pursuant to a Distribution Agreement with the Trust. Pursuant to the terms of the Distribution Agreement, the Distributor is granted the right to sell the shares of the Funds as agent for the Trust. Shares of the Funds are offered continuously.

Under the terms of the Distribution Agreement, the Distributor agrees to use efforts deemed appropriate by the Distributor to solicit orders for the sale of shares of the Funds and will undertake such advertising and promotions as it believes reasonable in connection with such solicitation. Moreover, to the extent that the Distributor receives shareholders service fees under the shareholder services plan adopted by the Funds with respect to the Investor Shares, the Distributor will furnish or enter into arrangements with others for the furnishing of personal or account maintenance services with respect to the relevant shareholders of the Funds as may be required pursuant to such plan. The Distributor receives no underwriting commissions or shareholder servicing fees with respect to the Funds.

The Distribution Agreement became effective as of January 1, 2004 and continues in effect for a period of two years. Thereafter, the agreement may continue in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Funds or their shareholders for losses arising in connection with the sale of Fund shares.

The Distribution Agreement terminates automatically in the event of an assignment. The Distribution Agreement is also terminable without payment of any penalty with respect to any Fund (i) by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund on sixty (60) days' written notice to the Distributor; or (ii) by the Distributor on sixty (60) days' written notice to the Fund.

                            SHAREHOLDER SERVICE PLAN

The Trust has adopted an Amended Shareholder Service Plan ("Plan") with respect to Investor Shares of the Funds pursuant to which the Trust may enter into Shareholder Service Agreements ("Agreement") with financial institutions and other persons who provide services for and maintain shareholder accounts ("Service Providers"). Each Fund will pay a monthly shareholder service fee to such Service Provider at the annual rate of 0.25% of the average daily net assets of the Investor Shares of each Fund with which the Service Provider maintains a service relationship. Each Agreement provides that any compensation payable to the Service Provider in connection with an investment in Investor Shares of a Fund will be disclosed by the Service Provider to its customers, will be authorized by its customers and will not result in an excessive fee to the Service Provider.

The Shareholder Service fee compensates the Service Provider for certain service activities which include: (a) establishing and maintaining accounts and records relating to clients of a

Service Provider; (b) answering shareholder inquiries regarding the manner in which purchases, exchanges and redemptions of the Fund's Investor Shares may be affected and other matters pertaining to such class of share's services; (c) providing necessary personnel and facilities to establish and maintain shareholder accounts and records; (d) assisting shareholders in arranging for processing of purchase, exchange and redemption transactions; (e) arranging for the wiring of funds; (f) guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder -designated accounts;
(g) integrating periodic statements with other shareholder transactions; and (h) providing such other related services as the shareholder may request.

The Plan may be terminated without penalty at any time by a vote of the majority of the Trust's Independent Trustees. Any material amendment to the Plan must be approved by the Trust's Board of Trustees, including a majority of Independent Trustees.

                               PORTFOLIO MANAGERS

The management of the Funds is the responsibility of a group of Roxbury investment professionals. The information provided below supplements the information provided in the Prospectuses under the heading "Fund Management" with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of each of the Funds, including information regarding:


     (i) "Other Accounts Managed." Other accounts managed by portfolio managers and management team members jointly and primarily responsible for the day-to-day management of the funds for the fiscal year ended June 30, 2006;



     (ii) "Material Conflicts of Interest." Material conflicts of interest that may arise in connection with a portfolio manager's management of a Fund's investments and investments of other accounts managed include material conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between a Fund and other accounts managed by the portfolio manager. The table below discusses potential material conflict of interests identified by Roxbury in connection with the management of the Funds. Additional conflicts of interest may potentially exist or arise that are not discussed below.



     (iii) "Compensation." A description of the structure of, and method used to determine the compensation received by the Funds' portfolio managers or management team members from the Funds, the adviser or any other source with respect to managing the Funds and any other accounts for the fiscal year ended June 30, 2006; and



     (iv) "Ownership of Securities." The following table sets forth the dollar range of equity securities beneficially owned by each portfolio managed in the Funds as of June 30, 2006.

          Other Accounts Managed (As of June 30, 2006).


                                                               Number of Accounts Managed   Total Assets Managed
                                                                subject to a Performance        subject to a
Portfolio Manager/            Total Number of   Total Assets              Based              Performance Based
Type of Accounts             Accounts Managed    (millions)           Advisory Fee              Advisory Fee
------------------           ----------------   ------------   --------------------------   --------------------
ALFRED J. LOCKWOOD
   Registered
   Investment
   Companies:                        1             $   13                   0                        $ 0
   Other Pooled
   Investment Vehicles:              2             $    5                   0                        $ 0
   Other Accounts:                  60             $1,098                   0                        $ 0
ROBERT MARVIN*
   Registered
   Investment
   Companies:                        2             $  214                   0                        $ 0
   Other Pooled
   Investment Vehicles:              6             $  195                   3                        $30
   Other Accounts:                  53             $1,296                   1                        $15
BRIAN SMOLUCH*
   Registered
   Investment
   Companies:                        2             $  214                   0                        $ 0
   Other Pooled
   Investment Vehicles:              6             $  195                   3                        $30
   Other Accounts:                  53             $1,296                   1                        $15


----------
* The Small-Cap portfolios are co-managed. The total amount of assets and number of accounts are shown on each Portfolio Manager's row.

     Material Conflicts of Interest. Roxbury understands that potential material conflicts of interest exist in "side-by-side" management. As such, Roxbury has always had comprehensive procedures on the aggregation and allocation of transactions across accounts managed in the same investment strategy. When possible, Roxbury aggregates the same transactions in the same securities for many accounts to enhance execution. Clients in an aggregated transaction each receive the same price per share or unit, but, if they have directed brokerage to a particular broker, they may pay different commissions or may pay or receive a different price.

     Certain clients may not be included in certain aggregated transactions because of cash availability, account restrictions, directed brokerage, or tax sensitivity. Roxbury utilizes a trade rotation in these situations. The allocation is pro-rata basis within each aggregated group unless the size of the fill is such that a pro rata allocation is not appropriate. If the Roxbury Special Fund II, Roxbury's hedge fund, initiates a trade at the same time as other accounts, it is last in the trade rotation. Additionally, the hedge fund is not permitted to enter into a position contrary to a current holding or holding included in Roxbury's "Watch List" unless the position is entered into "against the box." The Watch List contains securities that Roxbury is "closely observing" and "anticipating imminent action in."

     Roxbury's Code of Ethics details additional guidelines and procedures to eliminate potential material conflicts of interest.

     Compensation. For Mr. Lockwood, compensation includes a combination of base salary, a generous benefits package, an annual performance Bonus, and a profit sharing plan linked to the net income of the company. For Mr. Marshman, Mr. Marvin and Mr. Smoluch, compensation includes a combination of base salary, a generous benefits package, and a profit sharing plan linked directly to the net income of Roxbury's Small-Cap Growth accounts.

     Ownership of Securities (As of June 30, 2006). [Mr. Lockwood beneficially owned shares of each Fund in the range of $100,001-$500,000. Mr. Marshman beneficially owned shares of each Fund in the range of $100,001-$500,000. Mr. Marvin beneficially owned shares of each Fund in the range of $100,001-$500,000. Mr. Smoluch beneficially owned shares of each Fund in the range of $100,001-$500,000.]

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Roxbury places all portfolio transactions on behalf of each Fund, selects broker-dealers for such transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Debt securities purchased and sold by the Funds are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter. When buying or selling securities, a Fund may pay commissions to brokers who are affiliated with the investment adviser, a sub-adviser or the Fund.

During the fiscal years ended June 30, 2006, 2005 and 2004, the Mid-Cap Fund and Small-Cap Fund invested paid the following brokerage commissions:



                  FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                JUNE 30, 2006       JUNE 30, 2005       JUNE 30, 2004
----              -----------------   -----------------   -----------------
Mid-Cap Fund*          $ 39,702            $ 39,729            $ 19,208
Small-Cap Fund*        $879,297            $218,174            $543,161



----------
* For the fiscal years ended June 30, 2005 and 2006, the amount reflects brokerage commission paid by the Mid-Cap Series and Small-Cap Growth Series which each of the Mid-Cap Fund and Small-Cap Fund paid indirectly through its investment in the respective master series of the Master Trust under its former master-feeder structure.



The variation in brokerage commissions paid by Mid-Cap Fund and Small-Cap Fund for the fiscal year ended June 30, 2004, as compared to the prior fiscal year, was due to a significant fluctuation in assets and a volatile market, which in effect resulted in an increase in transactions on which commissions were paid.


BROKERAGE SELECTION. The primary objective of Roxbury in placing orders on behalf of the Funds for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting and monitoring a broker or dealer, Roxbury considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission; (iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to the Funds or to Roxbury.

Section 28(e) of the Securities Exchange Act of 1934 provides that an investment adviser, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), an investment adviser is required to make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or the investment adviser's overall responsibilities with respect to accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully or appropriately assist the investment adviser in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a higher broker commission than those available from another broker.

Research services received from broker-dealers supplement an adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information with respect to the performance, investment activities, and fees and expenses of other mutual funds.

Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, the providing of custody services, as well as the providing of equipment used to communicate research information and the providing of specialized consultations with an investment adviser's personnel with respect to computerized systems and data furnished to the investment adviser as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information. The outside research assistance is useful to an adviser since the broker-dealers used by the advisers tend to follow a broad universe of securities and the research provided by such broker-dealers may provide an adviser with a diverse perspective on financial markets. Research services provided to an adviser by broker-dealers are available for the benefit of all accounts managed or advised by such investment adviser or by its affiliates. An investment adviser cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services.


During the fiscal year ended June 30, 2006, the Mid-Cap Fund and Small-Cap Fund invested directed transactions and paid brokerage commissions because of research services provided in the following amounts:



                      FISCAL YEAR ENDED JUNE 30, 2006
                 ----------------------------------------
FUND             COMMISSIONS PAID   TRANSACTIONS DIRECTED
----             ----------------   ---------------------
Mid-Cap Fund          [    ]                [    ]
Small-Cap Fund        [    ]                [    ]



ALLOCATION OF PORTFOLIO TRANSACTIONS. Some of Roxbury's other clients have investment objectives and programs similar to that of the Funds. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with a Fund. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of Roxbury not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between a Fund and other clients participating in the transaction on a pro rata basis and purchases and sales are normally allocated between such Fund and the other clients as to amount according to a formula determined prior to the execution of such transactions.


                       CAPITAL STOCK AND OTHER SECURITIES

Each Fund issues two separate classes of shares -- Institutional Shares and Investor Shares. The shares of each Fund, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that Investor Shares of each Fund pay Shareholder Service Plan expenses (and have exclusive voting rights with respect to the

Shareholder Service Plan pursuant to which fees may be paid). The net income attributable to Investor Shares and the dividends payable on such shares will be reduced by the amount of any shareholder service fees; accordingly, the net asset value of the Investor Shares will be reduced by such amount to the extent the Funds have undistributed net income.

Shares of a Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Fund and class take separate votes on matters affecting only that Fund or class. For example, a change in the fundamental investment policies for a Fund would be voted upon only by shareholders of that Fund.

The Funds do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Fund's outstanding shares.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the "Purchase of Shares" section of the prospectus. Additional methods to purchase shares are as follows:

Individual Retirement Accounts: You may purchase shares of the Funds for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Fund IRA, call the transfer agent at (800) 336-9970. PFPC Trust Company, as custodian for each IRA account receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Fund shares owned by the IRA will be redeemed automatically as payment.


Automatic Investment Plan: You may purchase Fund shares through an Automatic Investment Plan ("AIP"). Under the AIP, the transfer agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the $2,000 minimum initial investment for Investor Shares, and $100,000 minimum for Institutional Shares). You may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Fund shares through the AIP will be effected at their offering price at the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time), on or about the 20th day of the month. For an application for the AIP, check the appropriate box of the application or call the transfer agent at (800) 336-9970.


Payroll Investment Plan: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Fund shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paychecks will automatically be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Fund, the Distributor, the investment advisers or the transfer agent, to arrange for transactions under the PIP. The Fund reserves the right to vary its minimum purchase requirements for employees participating in a PIP.

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the "Redemption of Shares" section of the prospectus. Additional methods to redeem shares are as follows:

By Wire: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.


Systematic Withdrawal Plan: If you own shares of a Fund with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Fund shares through a SWP will be effected at the NAV determined on or about the 25th day of the month. This service is generally not available for Wilmington Trust's trust accounts or certain service organizations, because a similar service is provided through those organizations.


Additional Information Regarding Redemptions: If shares to be redeemed represent a recent investment made by check, the Funds reserve the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).

To ensure proper authorization before redeeming Fund shares, the transfer agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, the transfer agent requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Funds will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than the shareholder's cost, depending on the net asset value at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.

A shareholder's right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Fund's securities or to determine the value of a Fund's net assets, or (d) ordered by a governmental body having jurisdiction over a Fund for the protection of the Fund's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the affected Fund may withdraw their requests for redemption or may receive payment based on the net asset value of the Fund next determined after the suspension is lifted.

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities (redemption "in-kind") chosen by the Fund and valued in the same way as they would be valued for purposes of computing the net asset value of the applicable Fund. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the applicable Fund for any one shareholder during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

PRICING OF SHARES. The net asset value per share of each Fund is determined by dividing the value of the Fund's net assets by the total number of Fund shares outstanding. This determination is made by PFPC, as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) each day the Funds are open for business. The Funds are open for business on days when the Exchange, and PFPC are open for business.

In valuing a Fund's assets, a security listed on the Exchange (and not subject to restrictions against sale by the Fund on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

                                    DIVIDENDS

Dividends, if any, from the Funds' net investment income and distributions of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss), realized by each Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.

                              TAXATION OF THE FUNDS


GENERAL. This tax discussion is a general and abbreviated summary of the applicable tax implications of an investment in a Fund. The tax discussion is included for general informational purposes only and may not be relied upon as tax advice. The summary is based on the current federal tax laws (the Code, regulations and cases), which laws and the interpretation thereof is subject to change by legislative, administrative or judicial action at any time. The summary does not address or analyze any potential state, local or foreign tax consequences of an investment in a Fund, which laws may materially differ from the federal rules as set forth herein. A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or individual retirement accounts ("IRAs")), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.



No Fund has requested or will request an advance ruling from the Internal Revenue Service as to the federal income tax matters described below. The Internal Revenue Service could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. EACH SHAREHOLDER AND PROSPECTIVE SHAREHOLDER ARE URGED AND ADVISED TO CONSULT HIS/HER OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF AN INVESTMENT IN A FUND, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.



QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund has qualified, elected and intends to continue to qualify to be classified under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") as a regulated investment company ("RIC"). To qualify or continue to qualify for treatment as a RIC under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income

(consisting generally of net investment income and net short-term capital gain determined without regard to the deduction for dividends paid and net gains from certain foreign currency transactions) and at least 90% of its net income from tax-exempt obligations as well as meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts and net income derived from interests in qualified publicly traded partnerships) derived with respect to its business of investing in securities, stocks or foreign currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash, cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of (i) any one issuer, (ii) any two or more issuers that a Fund controls and which are determined to be engaged in the same trade or business or similar or related trades or businesses or (iii) one or more "qualified publicly traded partnerships." In general, for purposes of the 90% gross income requirement described in paragraph (1) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by a RIC. However, for taxable years of a RIC beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (2) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.






TAXATION OF A FUND AND DISTRIBUTIONS. If a Fund failed to qualify for treatment as a RIC in any taxable year, it would be subject to tax on its taxable income at corporate income tax rates with no deduction for dividends paid to shareholders and all distributions from earnings and profits, including any distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as a dividend. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying again for RIC treatment.



As a RIC, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (that is, any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. In general, each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. Each Fund will be subject to a nondeductible 4% excise tax (the "Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all (at least 98%) of its ordinary income for that year and capital gain income for the one-year period ending on October 31st of that year, plus certain other amounts (generally, all ordinary income and capital gains for previous years that were not distributed during such years). No assurances can be given that a Fund will not be subject to the excise tax.



Each Fund will be taxed on the amount of its undistributed net capital gain over the amount of its deduction for dividends paid, determined with reference to capital gain dividends only. Each Fund is permitted to elect to include all or a portion of such undistributed net capital gain in the income of its shareholders on the last day of its taxable year. In such case the shareholder is given credit for the tax that the RIC paid and is entitled to increase its basis in its Fund shares by the difference between (i) the amount of capital gains that the Fund elected to include in the shareholder's income and (ii) the tax deemed paid by the shareholder. A capital gain dividend is treated by the shareholders as a long-term capital gain regardless of how long the shareholder has owned shares in a Fund. Under present law, an individual's long-term capital gains are taxed at a stated maximum rate of 15%.



If a Fund invests in any instruments that generate taxable income, under the circumstances described in the prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. If such distribution to its shareholders is in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain. If a Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders and treated as a capital gain. For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. This amount will be reflected on Form 1099-DIV issued to each shareholder for the current calendar year.


If a Fund has dividend income that qualifies for the dividends-received deduction for corporations, it will be subject to the limitations applicable under the Code. The qualifying portion is limited to properly designated distributions attributed to dividend income (if any) the

Fund received from certain stock in U.S. domestic corporations and the deduction is subject to holding period requirements and debt-financing limitations under the Code.



Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31st of that year even if they are paid by the Fund during the following January whether in cash or additional shares of a Fund. Accordingly, such distributions will be taxed to the shareholders in the year in which that December 31st falls.



Shareholders should be aware that if Fund shares are purchased shortly before the record date for any dividend (other than an exempt-interest dividend) or capital gain distribution, the shareholder will pay full price for the shares and will receive some portion of the price back as a taxable distribution.



SALES, EXCHANGES OR REDEMPTIONS. Upon a sale of shares in the Fund, a shareholder will realize taxable gain or loss depending upon his or her basis in the shares. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, the gain or loss will be treated as long term capital gain if the shares have been held for more than twelve months. Any loss realized by a shareholder on the redemption of shares within six months from the date of their purchase will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions (or undistributed capital gain) to that shareholder with respect to those shares and are disallowed to the extent any distribution of exempt-interest dividends received with respect to such shares. Any loss realized on a sale of shares will be disallowed to the extent the shares purchased within a period of 61 days beginning 30 days before and ending 30 days after shares are bought or sold. In such case, the basis of the shares will be adjusted to reflect the disallowed loss. Capital losses are generally deductible only against capital gains except individuals may deduct up to $3,000 of a capital loss against ordinary income.



EQUITY FUNDS. It is anticipated that all or a portion of the dividends from the net investment income of each Fund primarily investing in equities will qualify for the dividends-received deduction allowed to corporations. Corporate shareholders of these Funds are generally entitled to take the dividends received deduction with respect to all or a portion of the ordinary income dividends paid (other than capital gain dividends), to the extent of the Fund's aggregate dividends received. The aggregate dividends received includes only dividends received from domestic corporations other than certain exempt organizations and REITs. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the AMT. Moreover, the dividends-received deduction will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed and will be eliminated if those shares are deemed to have been held for less than 46 days. Distributions of net short-term capital gain and net capital gain are not eligible for the dividends-received deduction. Under current law, individual shareholders who receive qualified dividend income will be taxed on such qualified dividend income at a stated maximum rate of 15% in lieu of a stated maximum rate of 35% for ordinary income. Qualified dividend income generally means dividend income received from (i) a domestic corporation or (ii) from qualified foreign corporations.

Each Equity Fund will inform shareholders within 60 days after their fiscal year-end of the percentage of its dividends designated as (i) qualifying for the dividends received deduction or (ii) qualified dividend income (taxable, under present law, at a stated maximum rate of 15% in lieu of a stated maximum rate of 35% for ordinary income).



FOREIGN SECURITIES. Dividends and interest received, and gains realized, by an Equity Fund may be subject to income, withholding or other taxes imposed by foreign countries or U.S. possessions (collectively, "foreign taxes") that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign shareholders.



If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction that is available with respect to foreign taxes paid by the Fund. If the election is made, the Fund will treat those taxes as dividends paid to its shareholders and each shareholder (1) will be required to include in gross income, and treat as paid by the shareholder, a proportionate share of those taxes, (2) will be required to treat that share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources and (3) may either deduct the taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. Any Fund making the election will report to its shareholders within 60 days after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions, as well as the amount of foreign taxes that are not allocable as a credit, if it makes this election. If the Fund makes this election, individual shareholders who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without having to file Form 1116 that otherwise is required.



To the extent such investments are permissible by a Fund, a Fund may invest in the stock of passive foreign investment companies ("PFICs"). A PFIC is a foreign corporation - other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Fund is a U.S. shareholder - that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires stock in a PFIC and holds the stock beyond the end of the year of acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. In general, an excess distribution is the excess (if any) of (i) the amount of distributions received by a PFIC stockholder during the taxable year; over (ii) 125% of the average amount received during the preceding three taxable years (or, if shorter, the holding period). The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.



If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro-rata share of the QEF's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund by the QEF; those amounts most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.



Alternatively, a Fund may elect to mark-to-market its marketable stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over such Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by such Fund for prior taxable years. A Fund's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Under the PFIC rules, any mark-to-market gains or losses are treated as ordinary income.



To the extent that any Fund may maintain portfolio securities in the custody of foreign subsidiaries of U.S. banks, and foreign banks or clearing agencies in the future, those sub-custodian arrangements are subject to regulations under the 1940 Act that govern custodial arrangements with entities incorporated or organized in countries outside of the United States. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the counter markets. Investing in foreign securities involves certain special risks and considerations that are not typically associated with investing in U.S. companies, including, but not limited to, (i) generally less liquid and less efficient securities markets, (ii) generally greater price volatility, (iii) exchange rate fluctuations and exchange controls, (iv) the imposition of restrictions on the expatriation of funds or other assets, (v) less publicly available information about issuers, (vi) the imposition of taxes
(vii) higher transaction and custody costs, (viii) settlement delays and risk of loss, (ix) difficulties in enforcing contracts, (x) less liquidity and smaller market capitalizations, (xi) lesser regulation of securities markets, (xii) different accounting and disclosure standards, (xiii) governmental interference,
(xiv) higher inflation, (xv) social, economic and political uncertainties, (xvi) the risk of expropriation of assets, (xvii) and the risk of war.

HEDGING TRANSACTIONS. To the extent such investments are permissible for a Fund, use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and foreign currency contracts derived by a Fund with respect to its business of investing in securities qualify as permissible income under the source of income requirement. Any Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, swap agreements, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to such Fund, defer losses to such Fund, cause adjustments in the holding periods of such Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.



Any covered call writing activities permissible are likely to trigger the federal income tax straddle rules, which require that losses be deferred and holding periods be terminated on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options that are not "deep in the money" may give rise to qualified covered calls, which are generally excepted from the straddle rules; however, the holding period on stocks underlying qualified covered calls that are in the money will nonetheless be suspended while such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term, and distributions that would otherwise constitute long-term capital gains to be treated as short-term, and distributions that would otherwise constitute "qualified dividend income" to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income.



To the extent such investments are permissible, certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.



SECTION 1256 CONTRACTS. Futures and foreign currency forward contracts and certain options that are subject to Section 1256 of the Code (other than such contracts that are part of a "mixed straddle" with respect to which a Fund has made an election not to have the following rules apply) ("Section 1256 Contracts") and that are held by a Fund at the end of its taxable year generally will be "marked-to-market" (that is, deemed to have been sold for their market value) for federal income tax purposes. The net gain or loss, if any, resulting from such deemed sales, together with any gain or loss resulting from actual sales of Section 1256 contracts, must be taken into account by the Fund in computing its taxable income for such year. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss (which when distributed to shareholders is taxed as ordinary income). Gains and losses from certain foreign currency transactions will be treated as ordinary income and ordinary losses. See Code Section 988 discussion below. In case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss.



CODE SECTION 988. Section 988 of the Code may apply to forward currency contracts and options on foreign currencies. Under Section 988 of the Code, gains and losses of a Fund on the acquisition and disposition of foreign currency (e.g. the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, foreign currency gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.



SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's hands. Except in certain situations, special rules would generally treat the gains on short sales as short-term capital gains and would terminate the running of the holding period of "substantially identical property" held by the Fund. Moreover, a loss on a short sale will be treated as a long-term loss if, on the date of the short sale, "substantially identical property" held by the Fund has a long-term holding period.



WASH SALES. A Fund may in certain circumstances be negatively impacted by certain special rules of the Code and Regulations relating to "wash sales." In general, the "wash sale" rules prevent the recognition of loss by a taxpayer from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period. Thus, the wash sale rules could prevent the current recognition for tax purposes of a loss realized by a Fund from the sale of a security if within 30 days before or 30 days after the sale, that Fund were to acquire substantially identical securities or enter into a contract or option to acquire such securities.



STRADDLES. Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which a Fund may invest.
Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options, futures and forward contracts are personal property. Under Section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.
Section 1092 also provides certain "wash sale" rules (see above), which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" (see above) rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only temporary regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions may not be entirely clear in all instances.


CONSTRUCTIVE SALE. If a Fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.



BACKUP WITHHOLDING. A Fund may be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.



The Fund will provide an information return to shareholders describing the federal tax status of the dividends paid by the Fund during the preceding year within 60 days after the end of each year as required by present tax law. Individual shareholders will receive Form 1099-DIV and Form 1099-B as required by present tax law during January of each year. If the Fund makes a distribution after the close of its fiscal year which is attributable to income or gains earned in such earlier fiscal year, then the Fund shall send a notice to its shareholders describing the amount and character of such distribution within 60 days after the close of the year in which the distribution is made. Shareholders should consult their tax advisers concerning the state or local taxation of such dividends, and the federal, state and local taxation of capital gains distributions.



STATE AND LOCAL TAXES. Shortly after the end of each year, a Fund will calculate the federal income tax status of all distributions made during the year. In addition to the federal income tax consequences described above, shareholders should consider and discuss with their own tax advisors the potential state and local tax consequences of an investment in a Fund. State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A shareholder's share of the taxable income or loss of a Fund generally must be included in determining his/her reportable income for state and local tax purposes in the jurisdiction in which he/she resides.

                              FINANCIAL STATEMENTS


Audited financial statements and financial highlights of the Funds for the fiscal year ended June 30, 2006, are set forth in the Annual Report to shareholders, including the notes thereto and the report of Ernst & Young LLP. The Annual Report is incorporated herein by reference.

      APPENDIX A OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES


REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the Prospectus, the investment adviser or the sub-advisers of each Fund may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.

In addition to the products, strategies and risks described below and in the Prospectus, the investment adviser expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as new techniques develop, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. These opportunities may be utilized to the extent they are consistent with each Fund's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Funds will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.

COVER REQUIREMENTS. No Fund will use leverage in their options, futures, and in the case of the Short-Term Bond Fund, forward currency. Accordingly, each Fund will comply with guidelines established by the SEC with respect to coverage of these strategies by either (1) setting aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount; or (2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of a Fund's assets could impede portfolio management, or a Fund's ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES. A Fund may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange, on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction.

Each Fund may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to a Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and a Fund either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

Each Fund may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables a Fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to a Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit a Fund realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

Each Fund may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, a Fund may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the investment adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which a Fund purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

Each Fund may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by a Fund declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by a Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, a Fund will be obligated to sell the security at less than its market value.

Each Fund may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, a Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case a Fund would expect to suffer a loss.

Each Fund may purchase put and call options and write covered put and call options on indices in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which a Fund invests. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of indices on which options are purchased or written.

Each Fund may purchase and write covered straddles on securities or indices. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. A Fund would enter into a long straddle when the investment adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. A Fund would enter into a short straddle when the investment adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, a Fund will earmark or segregate cash and/or liquid, unencumbered securities in an account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Each Fund may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indices ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives a Fund the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if a Fund holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, a Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if a Fund holds a put warrant and the value of the underlying index falls, a Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. A Fund holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; a Fund holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If a Fund does not exercise an index warrant prior to its expiration, then a Fund loses the amount of the purchase price that it paid for the warrant.

Each Fund will normally use index warrants as it may use index options. The risks of a Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund's ability to exercise the warrants at any time or in any quantity.

OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, each Fund has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

1. Each Fund will write only covered options, and each such option will remain covered so long as a Fund is obligated thereby; and

2. No Fund will write options (whether on securities or securities indices) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, a Fund may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Fund may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If a Fund is unable to effect a closing purchase transaction with respect to options it has acquired, a Fund will have to allow the options to expire without recovering all or a portion of the option premiums paid. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, a Fund will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and a Fund may experience material losses due to losses on the option transaction itself and in the covering securities.

In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

1. The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For this reason, the successful use of options depends upon the investment adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

2. Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a Fund will realize a loss in the amount of the premium paid and any transaction costs.

3. A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although a Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits; (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

4. With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If a Fund writes a call option on an index, a Fund will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If a Fund holds an index option and exercises it before the closing index value for that day is available, a Fund runs the risk that the level of the underlying index may subsequently change.

5. A Fund's activities in the options markets may result in a higher Fund turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

FUTURES AND RELATED OPTIONS STRATEGIES. Each Fund may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.

Each Fund may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of a Fund's securities holdings. To the extent that a portion of a Fund's holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Fund correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of a Fund's holdings. A Fund may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities, which may then be purchased, in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Fund intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

As in the case of a purchase of an index futures contract, a Fund may purchase a call option on an index futures contract to hedge against a market advance in securities that a Fund plans to acquire at a future date. A Fund may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by a Fund. This is analogous to writing covered call options on securities. A Fund also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by a Fund.

FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, each Fund has adopted the following investment guidelines to govern its use of such strategies. The Board of Trustees may modify these guidelines without shareholder vote.

1. Each Fund will engage only in covered futures transactions, and each such transaction will remain covered so long as a Fund is obligated thereby.

2. No Fund will write' options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indices), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, or earmark an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to market." For example, when a Fund purchases a contract and the value of the contract rises, a

Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, a Fund is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of a Fund's obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements, a Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

In considering a Fund's use of futures contracts and related options, particular note should be taken of the following:

1. Successful use by a Fund of futures contracts and related options will depend upon the investment adviser's ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if a Fund has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to a Fund. If the price of the futures contract moves more than the price of the underlying securities, a Fund will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

2. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

3. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.

4. Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

5. Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

6. As is the case with options, a Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, a Fund also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

HEDGING STRATEGIES. The Short-Term Bond Fund's investment adviser may use forward currency contracts, options and futures contracts and related options to attempt to hedge securities held by the Short-Term Bond Fund. There can be no assurance that such efforts will succeed. Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investment.

The Short-Term Bond Fund may enter into forward currency contracts either with respect to specific transactions or with respect to the Fund's positions. When the investment adviser believes that a particular currency may decline compared to the U.S. dollar, a Fund may enter into a forward contract to sell the currency that the sub-adviser expects to decline in an amount approximating the value of some or all of a Fund's securities denominated in that currency. Such contracts may only involve the sale of a foreign currency against the U.S. dollar. In addition, when a Fund anticipates purchasing or selling a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made.

The Short-Term Bond Fund also may sell (write) and purchase put and call options and futures contracts and related options on foreign currencies to hedge against movements in exchange rates relative to the U.S. dollar. In addition, the Short-Term Bond Fund may write and purchase put and call options on securities and stock indices to hedge against the risk of fluctuations in the prices of securities held by the Short-Term Bond Fund or which the investment adviser intends to include in the portfolio. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. A Fund also may sell and purchase stock index futures contracts and related options to protect against a general stock market decline that could adversely affect a Fund's securities or to hedge against a general stock market or market sector advance to lessen the cost of future securities acquisitions. The Short-Term Bond Fund may use interest rate futures contracts and related options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

The Short-Term Bond Fund will not enter into an options, futures or forward currency contract transaction that exposes the Short-Term Bond Fund to an obligation to another party unless a Fund either (i) owns an offsetting ("covered") position in securities, currencies, options, futures or forward currency contracts or (ii) has cash, receivables and liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above.

SPECIAL RISKS RELATED TO FOREIGN CURRENCY OPTIONS AND FUTURES CONTRACTS

Options and futures contracts on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option or futures contract depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the Funds position in a foreign currency option or currency contract may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options or futures transactions, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options or futures markets until they reopen.

As with other options and futures positions, the Short-Term Bond Fund's ability to establish and close out such positions in foreign currencies is subject to the maintenance of a liquid secondary market. Trading of some such positions is relatively new. Although the Short-Term Bond Fund will not purchase or write such positions unless and until, in the investment adviser's opinion, the market for them has developed sufficiently to ensure that the risks in connection with such positions are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option or futures contract at any specific time. Moreover, no Fund will enter into OTC options that are illiquid if, as a result, more than 15% of its net assets would be invested in illiquid securities.

Settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Short-Term Bond Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and it may be required to pay any fees, taxes and charges associated with such delivery that are assessed in the issuing country.

SWAP AGREEMENTS. The Short-Term Bond Fund may enter into swaps relating to indices, currencies, interest rates, and equity interests. A swap transaction is an agreement between the Short-Term Bond Fund and a counter party to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by the Short-Term Bond Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock.

The Short-Term Bond Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Short-Term Bond Fund anticipates purchasing at a later date. Swaps have special risks including possible default by the counter party to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

SPECIAL RISKS RELATED TO SWAP AGREEMENTS. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Short-Term Bond Fund is contractually obligated to make or receive. If the counter party to a swap defaults, a Fund's risk of loss consists of the net amount of payments that a Fund is contractually entitled to receive. A Fund will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

Whether the use of swap agreements will be successful in furthering a Fund's investment objective will depend on the investment adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter party. A Fund will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, a Fund will enter into swap agreements only with counter parties that would be eligible for consideration as repurchase agreement counter parties under a Fund's repurchase agreement guidelines. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

                  APPENDIX B DESCRIPTION OF SECURITIES RATINGS


Moody's Investors Service, Inc. ("Moody's"), Standard &Poor's(R) ("S&P") and Fitch Ratings, Inc. ("Fitch") are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's, S&P(R) and Fitch are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The investment adviser and sub-advisers attempt to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. In that event, the investment adviser or sub-advisers will consider whether it is in the best interest of a Fund to continue to hold the securities.

Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

An S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor.

Fitch credit ratings are an opinion on the relative ability of an entity's financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit-ratings cover the global spectrum of corporate, sovereign (including supra-national and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

                            SHORT-TERM CREDIT RATINGS

Moody's

Moody's employs the following:

"P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

"P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

"P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

"NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

An S&P short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for short-term issues:

"A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

"A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

"A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B" - Obligations are regarded as having significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B-1" - Obligations are regarded as having speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative - grade obligors.

"B-2" - Obligations are regarded as having significant speculative characteristics, and the obligor has an average speculative - grade capacity to meet its financial commitments over the short-term compared to other speculative
- grade obligors.

"B-3" - Obligations are regarded as having significant speculative characteristics, and the obligor has a relatively weak capacity to meet its financial commitments over the short-term compared to other speculative - grade obligations.

"C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

"D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Fitch

Fitch short-term ratings scale applies to foreign currency and local currency. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

"F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

"F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

"F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

"B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

"C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

"RD" - Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

"D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

"NR" - This designation indicates that Fitch does not publicly rate the issuer or issue in question.

"Withdrawn" - A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch deems sufficient.

                            LONG-TERM CREDIT RATINGS

Moody's

The following summarizes the ratings used by Moody's for long-term debt:

"Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

"Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

"A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

"Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

"Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

"B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

"Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

"Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

"C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

The following summarizes the ratings used by S&P for long-term issues:

"AAA" - An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" - An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

"C" - A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" rating also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

"D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

"N.R." - This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch

The following summarizes long-term ratings used by Fitch:

"AAA" - Securities considered to be investment grade and of the highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

"AA" - Securities considered to be of very high credit quality. "AA" ratings denote expectations of low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

"A" - Securities considered to be investment grade and of high credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

"BBB" - Securities considered to be investment grade and of good credit quality. "BBB" ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

"BB" - Securities considered to be speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

"B" - Securities considered to be highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

"CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

"DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

"NR" indicates that Fitch does not publicly rate the issuer or issue in question.

                NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

Moody's

Watchlist: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade ("UPG"), on review for possible downgrade ("DNG"), or more rarely with direction uncertain ("UNC"). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

Rating Outlooks: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive ("POS"), Negative ("NEG"), Stable ("STA") and Developing ("DEV" -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A "RUR" (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, "NOO" (No Outlook) may be displayed.

S&P

Creditwatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by S&P's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

Rating Outlook: An S&P rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

          -    "Positive" means that a rating may be raised.

          -    "Negative" means that a rating may be lowered.

          -    "Stable" means that a rating is not likely to change.

          -    "Developing" means a rating may be raised or lowered.

Fitch

Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one-to two-year period. Outlooks may be "positive", "stable" or "negative". A positive" or "negative" Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to "positive" or "negative" if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as "evolving".

                             MUNICIPAL NOTE RATINGS

Moody's

Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

"MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

"MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

"MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

"SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

VMIG rating expirations are a function of each issue's specific structural or credit features.

"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

An S&P U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. Notes maturing beyond three years will most likely receive a long-term debt rating. The following summarizes the ratings used by S&P for municipal notes:

"SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

"SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

"SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Fitch

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

                                   APPENDIX C

      ROXBURY CAPITAL MANAGEMENT, LLC PROXY VOTING POLICIES AND PROCEDURES

I. GENERAL PRINCIPLES

Roxbury Capital Management, LLC ("Roxbury") recognizes its responsibility to vote proxies in respect of securities owned by a client in the economic best interests of its client and without regard to the interests of Roxbury or any other client of Roxbury.

These Proxy Voting Policies and Procedures ("Policies") apply to securities held in client accounts in which Roxbury has direct voting authority. The Policies are subject to any proxy voting guideline or direction of a client as long as following the proxy voting guideline or direction is prudent under the circumstances.

Absent special circumstances such as those described below, Roxbury's policy is to exercise its proxy voting discretion in accordance with the guidelines set forth in EXHIBIT A ("Proxy Voting Guidelines"). Any changes to the Proxy Voting Guidelines must be pre-approved in writing by the Proxy Voting Committee ("Committee").

II. VOTING PROCESS

Roxbury votes all proxies on behalf of a client's portfolio unless a) the client requests in writing that Roxbury not vote, b) the proxies are associated with unsupervised securities, c) the proxies are associated with securities transferred to Roxbury's management then liquidated because Roxbury does not follow those securities, or d) the costs of voting the proxies outweigh the benefits.

In addition, Roxbury does not vote proxies for some accounts that it manages under agreements it has with certain brokerage consultant firms whereby clients pay a single fee based on a percentage of assets under management for brokerage, custody and Roxbury's investment management services ("Wrap Fee Agreement"). If Roxbury does not vote the proxies, it may make proxy voting recommendations to the brokerage consultant firm with whom it has a Wrap Fee Agreement and that firm votes the proxies.

The Data Integrity Department ("Data Integrity") is responsible for voting proxies received by Roxbury. Data Integrity votes proxies according to the proxy voting guidelines, which have been reviewed and approved by the Proxy Voting Committee. Data Integrity will vote proxy proposals where the Proxy Voting Guidelines indicate its general position as voting either "for" or "against." Data Integrity will forward the proposal to the appropriate industry analyst where the Proxy Voting Guidelines indicate its general position as voting on a case-by-case basis, or the Proxy Voting Guidelines do not list the proposal.

The analyst will review the issues to be voted upon, related information, and the research provided by a proxy research service. The proxy research service also provides customized proxy research consistent with Roxbury's policies for accounts with special vote sensitivities, including socially responsible and Taft Hartley accounts. The analyst will make a recommendation to the Proxy Voting Committee as to how the proxy issues should be voted.

The Proxy Voting Committee provides centralized management of the proxy voting process and makes all proxy voting decisions except under special circumstances as noted below. The Committee:

          a) supervises the proxy voting process, including the identification of potential material conflicts of interest involving Roxbury and the proxy voting process in respect of securities owned by a client;

          b) determines how to vote proxies relating to issues not covered by these Policies; and

          c)   determines when Roxbury may deviate from these Policies.

The Proxy Voting Committee has at least three members at all time. Members of the Committee are comprised of portfolio managers, analysts, and one other Roxbury employee.

The Proxy Voting Committee will review the recommendations provided by Roxbury's analyst. After review of these recommendations, the proxy will be voted according to the majority vote of the Committee. If a Committee member disagrees with the recommendations of the analyst, the reasons for the disagreement will be documented. Data Integrity will keep documents of proxy decisions made by the Committee. Since Roxbury generally considers the quality of a company's management in making investment decisions, Roxbury regularly votes proxies in accordance with the recommendations of a company's management if there is no conflict with shareholder value.

Roxbury may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its clients' overall best interests not to vote. Such determination may apply in respect of all client holdings of the securities or only certain specified clients, as Roxbury deems appropriate under the circumstances. As an example, the Proxy Voting Committee may determine not to vote certain securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to clients of voting the securities.

Roxbury uses a proxy voting agent to ensure that, as much as possible, votable shares get voted and provide timely reporting for Roxbury and its clients. Data Integrity submits proxy votes for a portfolio to the proxy voting agent if the custodian of the portfolio's assets has a relationship with the agent. Proxies for portfolios not set up at the proxy voting agent will be voted using other means.

III. CONFLICTS OF INTEREST

Potential or actual conflicts of interest relating to a particular proxy proposal may be handled in various ways depending on the type and materiality. Depending upon the facts and circumstances of each situation and the requirements of applicable law, options include:

          1) Voting the proxy in accordance with the voting recommendation of a non-affiliated third party vendor.

          2)   Voting the proxy pursuant to client direction.

Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of these Policies:

          a) The issuer is a client of Roxbury and Roxbury manages its portfolio or its retirement plan. In such case, Roxbury will obtain an independent, third party opinion and will follow the recommendation of such third party.

          b) The issuer is an entity in which the Roxbury industry analyst assigned to review the proxy has a relative(4) in management of the issuer or an acquiring company. In such case, the analyst will not make any vote recommendations and another analyst will review the proxy. Although the proxy will be assigned to a different analyst, the industry analyst will still be available to answer questions about the issuer from other Proxy Committee members.

          c) The issuer is an entity in which a Proxy Committee member has a relative in management of the issuer or an acquiring company. In such case, the Proxy Committee member will not vote on the proxy and a member of the Executive Committee will vote instead.

          d) The issuer is an entity in which an officer or director of Roxbury or a relative of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $500 annually during Roxbury's last three fiscal years. In such case, Roxbury will obtain an independent, third party opinion and will follow the recommendation of such third party.

          e) The issuer is Wilmington Trust Corporation. Due to Wilmington Trust Corporation's partial ownership of Roxbury, Roxbury would have a conflict of interest in voting proxies on Wilmington's stock; however, as a matter of policy, Roxbury does not purchase shares of Wilmington Trust Corporation for client portfolios.


----------
(4) For the purposes of these Policies, "relative" includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person's home.

          f) Another client or prospective client of Roxbury, directly or indirectly, conditions future engagement of Roxbury on voting proxies in respect of any client's securities on a particular matter in a particular way.

          g) Conflict exists between the interests of an employee benefit plan's portfolio and the plan sponsor's interests. In such case, Roxbury will resolve in favor of the plan's portfolio.

          h) Any other circumstance where Roxbury's duty to serve its clients' interests, typically referred to as its "duty of loyalty," could be compromised.

Notwithstanding the foregoing, a conflict of interest described above shall not be considered material for the purposes of these Policies in respect of a specific vote or circumstance if:

          - The securities in respect of which Roxbury has the power to vote account for less than 1% of the issuer's outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer's outstanding voting securities and (ii) such securities do not represent more than 2% of the client's holdings with Roxbury.

          - The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

For clients that are registered investment companies ("Funds"), where a material conflict of interest has been identified and the matter is not covered by the Policies, Roxbury will disclose the conflict and the Proxy Voting Committee's determination of the manner in which to vote to the Fund's Board or committee of the Board. The Proxy Voting Committee's determination will take into account only the interests of the Fund, and the Proxy Voting Committee will document the basis for the decision and furnish the documentation to the Fund's Board or committee of the Board.

For clients other than Funds, where a material conflict of interest has been identified and the matter is not covered by the Policies, the Proxy Voting Committee will disclose the conflict to the client and advise the client that its securities will be voted only upon the recommendations of an independent third party.

IV. RECORDKEEPING AND RETENTION

Data Integrity retains records relating to the voting of proxies, including:

          a)   a copy of these Policies and any amendments thereto;

          b) a copy of each proxy statement that Roxbury receives regarding client securities;

          c)   a record of each vote cast by Roxbury on behalf of clients;

          d) a copy of any document created by Roxbury that was material to making a decision on how to vote or that memorialized the basis for that decision;

          e) a copy of each written request for information on how Roxbury voted proxies on behalf of the client, and a copy of any written response by Roxbury to any oral or written request for information on how Roxbury voted.

Roxbury will maintain and preserve these records for such period of time as required to comply with applicable laws and regulations.

Roxbury may rely on proxy statements filed on the SEC's EDGAR system or on proxy statements and records of votes cast by Roxbury maintained by a third party, such as a proxy voting service (provided Roxbury had obtained an undertaking from the third party to provide a copy of the proxy statement or record promptly on request).

V. CLIENT DISCLOSURE

Roxbury will provide a report of how proxies were voted and copy of its Policies to those clients who request such information. Requests for proxy information may be sent to the attention of Proxy Department, Roxbury Capital Management, LLC, 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401.

                                                                       EXHIBIT A

                         ROXBURY CAPITAL MANAGEMENT, LLC
                             PROXY VOTING GUIDELINES

          F = FOR   A = AGAINST   C = CASE BY CASE   T = TAKE NO ACTION

GENERAL
POSITION                                   ISSUE
--------   ---------------------------------------------------------------------
                                 1. OPERATIONAL

1. A       Adjourn meeting
2. A       Amend quorum requirements
3. F       Amend minor bylaws
4. F       Change company name
5. F       Management proposal: change date, time, or location of annual meeting
6. A       Shareholder proposal: ability to change date, time, or location of annual meeting
7. F       Ratify Auditors
8. C       Shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services
9. A       Shareholder proposals asking for audit firm rotation
10. A      Proposals to approve other business when it appears as voting item

                              2. BOARD OF DIRECTORS

1. C       Voting on director nominees in uncontested elections
2. A       Shareholder proposal to impose a mandatory retirement age for outside directors
3. F       Proposal to fix the board size or designate a range for the board size
4. A       Proposals that give management the ability to alter the size of the board outside of a specified range
5. C       Classification/Declassification of the Board
6. A       Eliminate cumulative voting
7. C       Restore or permit cumulative voting
8. C       Director and Officer indemnification and liability protection
9. A       Proposals to eliminate directors' and officers' liability for monetary damages for violating the duty of care
10. A      Indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence
11. F      Proposal providing such expanded coverage in cases when a director's legal defense was unsuccessful if certain criteria are met
12. C      Establish/amend nominee qualifications
13. A      Shareholder proposal requiring two candidates per board seat
14. C      Proposals that provide that directors may be removed only for cause
15. C      Proposals to restore shareholder ability to remove directors with or without cause
16. C      Proposals that provide that only continuing directors may elect replacements to fill board vacancies
17. C      Proposal that permit shareholders to elect directors to fill board vacancies
18. C      Independent Chairman (Separate Chairman/CEO)
19. F      Shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold of definition of independence
20. F      Shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently to not meet that standard
21. A      Shareholder proposal: stock ownership requirements
22. A      Shareholder proposal limiting tenure of outside directors

                                3. PROXY CONTESTS

1. C       Voting for director nominees in contested elections
2. C       Reimbursing proxy solicitation expenses
3. F       Shareholder proposal requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election
4. F       Management proposals to adopt confidential voting

               4. ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES

1. C       Advance notice requirements for shareholder proposals/nominations

2. C       Proposals giving the board exclusive authority to amend the bylaws
3. C       Proposals giving the board the ability to amend the bylaws in addition to shareholders
4. F       Shareholder proposals that ask a company to submit its poison pill for shareholder ratification
5. C       Shareholder proposal to redeem a company's poison pill
6. C       Management proposals to ratify a poison pill
7. A       Proposal to restrict or prohibit shareholder ability to take action by written consent
8. F       Proposals to allow or make easier shareholder action by written consent
9. C       Proposals to restrict or prohibit shareholder ability to call special meetings
10. C      Proposals to remove restriction on the right of shareholders to act independently of management
11. A      Proposal to require supermajority vote
12. F      Proposal to lower supermajority vote requirements

                     5. MERGERS AND CORPORATE RESTRUCTURINGS

1. F       Appraisal Rights
2. C       Asset purchases
3. C       Asset Sales
4. C       Bundled proposals
5. C       Conversion of Securities
6. C       Corporate reorganization/debt restructuring/prepackaged bankruptcy plans/reverse leveraged buyouts/wrap plans
7. C       Formation of holding company
8. C       Going private transactions (LBOs and minority squeezeouts)
9. C       Joint ventures
10. C      Liquidations
11. C      Mergers and acquisitions/issuance of shares to facilitate merger or acquisition
12. C      Private placements/warrants/convertible debentures
13. C      Spin-offs
14. C      Value maximization proposals

                            6. STATE OF INCORPORATION

1. F       Proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders
2. A       Proposals to amend the charter to include control share acquisition provisions
3. F       Proposals to restore voting rights to the control shares
4. F       Control share cash out provisions
5. F       Disgorgement provisions
6. C       Fair price provisions
7. F       Freezeout provisions
8. F       Adopt antigreenmail charter of bylaw amendments
9. C       Antigreenmail proposals when bundled with other bylaw amendments

10. C      Reincorporation proposals
11. A      Stakeholder provisions
12. C      State antitakeover statutes

                              7. CAPITAL STRUCTURE

1. F       Adjustments to par value of common stock
2. C       Proposal to increase the number of shares of common stock
3. C       Proposals at companies with dual-class capital structures to increase the number of authorized shares of the class that has superior voting rights
4. C       Proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted.
5. A       Proposals to create a new class of common stock with superior voting rights
6. F       Proposal to create a new class of nonvoting or sub voting common stock
7. A       Issue stock for use with rights plan
8. C       Shareholder proposal: preemptive rights
9. A       Proposal authorizing the creation of new classes of preferred stock with unspecified voting rights and other rights
10. F      Proposals to create "declawed" blank check preferred stock
11. F      Proposals to authorize preferred stock where company specifies reasonable terms
12. A      Proposal to increase the number of blank check preferred stock when shares have not been issued for a specific purpose
13. C      Proposal to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns
14. C      Recapitalization
15. F      Proposal to implement a reverse stock split when the number of authorized shares will be proportionately reduced
16. F      Proposal to implement a reverse stock split to avoid delisting
17. C      Proposal to implement a reverse stock split that do not
           proportionately reduce the number of shares authorized
18. F      Share repurchase programs
19. F      Stock distributions: splits and dividends
20. C      Tracking stock

                     8. EXECUTIVE AND DIRECTOR COMPENSATION

1. C       Compensation plans
2. C       Compensation plans for directors
3. C       Plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock
4. C       Plans which provide a dollar for dollar cash for stock exchange
5. C       Plans which do not provide a dollar for dollar cash for stock exchange
6. A       Retirement plans for non-employee directors
7. F       Shareholder proposal to eliminate retirement plans for non-employee directors
8. C       Management proposals seeking approval to reprice options

9. C       Employee stock purchase plans
10. C      Proposal that amend shareholder approved compensation plans to include administrative features
11. C      Proposals to add performance goals to existing compensation plans that comply with Section 162(m)
12. C      Amend existing plans to increase shares reserved and to qualify for favorable tax treatment under Section 162(m)
13. C      Cash or cash and stock bonus plans submitted to shareholder for the purpose of exempting compensation under Section 162(m)
14. F      Employee stock ownership plans
15. F      401(k) employee benefit plans
16. F      Shareholder proposal seeking additional disclosure of executive and director pay information
17. A      Shareholder proposal seeking to set absolute levels on compensation
18. A      Shareholder proposal requiring director fees to be paid in stock only
19. F      Shareholder proposal to put option repricings to a shareholder vote
20. C      All other shareholder proposals regarding executive and director pay
21. C      Shareholder proposal on option expensing
22. C      Shareholder proposal on performance based stock options
23. F      Shareholder proposal to require golden or tin parachutes to be submitted for shareholder ratification
24. C      Proposals to ratify or cancel golden or tin parachutes

                       9. SOCIAL AND ENVIRONMENTAL ISSUES

                        CONSUMER ISSUES AND PUBLIC SAFETY

1. C       Proposal to phase out the use of animals in product testing
2. A       Proposals seeking a report on the company's animal welfare standards
3. C       Drug pricing
4. C       Proposals to label genetically modified ingredients
5. A       Proposals asking for a report on the feasibility of labeling products containing GMOs
6. A       Proposals to completely phase out GMOs from the company's products
7. C       Reports outlining the steps necessary to eliminate GMOs from the company's products
8. A       Proposal seeking a report on the health and environmental effects of
           GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the U.S.
9. A       Requests for reports on a company's policies aimed at curtailing gun violence in the U.S.
10. C      Requests for reports on the company's procedures for preventing predatory lending
11. C      All other tobacco related proposals
12. A      Tobacco proposals seeking stronger product warnings
13. A      Tobacco proposals prohibiting investment in tobacco equities

                             ENVIRONMENT AND ENERGY

14. C      Reports outlining potential environmental damage from drilling in the
           Arctic National Wildlife Refuge
15. C      Proposals to adopt the CERES principles
16. A      Requests for reports disclosing the company's environmental policies
17. A      Report on the level of greenhouse gas emission from the company's operations and products
18. C      Proposal to adopt a comprehensive recycling strategy
19. C      Proposal to invest in renewable energy sources
20. A      Requests for reports on the feasibility of developing renewable energy sources

                            GENERAL CORPORATE ISSUES

21. A      Proposal to review ways of linking executive compensation to social factors
22. A      Proposals asking the company to affirm political nonpartisanship
23. A      Proposals to report or publish in newspapers the company's political contributions
24. A      Proposals disallowing the company from making political contributions
25. A      Proposals restricting the company from making charitable
           contributions
26. A      Proposals asking for a list of company executives, directors, consultants that have prior government service

                        LABOR STANDARDS AND HUMAN RIGHTS

27. A      Proposals to implement the China Principles
28. A      Requests for reports detailing the company's operations in a particular country and steps to protect human rights
29. A      Proposal to implement certain human rights standards at company facilities or those of its suppliers to commit to outside, independent monitoring
30. A      Reports outlining vendor standards compliance
31. A      Proposals to endorse or increase activity on the MacBride Principles

                                MILITARY BUSINESS

32. A      Reports on foreign military sales or offsets
33. C      Proposals asking a company to renounce future involvement in antipersonnel landmine production
34. C      Proposals asking a company to renounce future involvement in cluster bomb production
35. A      Proposals asking a company to cease production of nuclear weapons components and delivery systems
36. A      Reports on a company's involvement in spaced-based weaponization

                               WORKPLACE DIVERSITY

37. A      Reports on the company's efforts to diversify the board
38. C      Proposals asking the company to increase the representation of women and minorities on the board
39. A      Reports outlining the company's affirmative action initiatives
40. A      Proposals seeking information on the diversity efforts of suppliers and service providers
41. A      Reports outlining the company's progress towards the Glass Ceiling
           Commission's business recommendations
42. C      Proposal to amend the company's EEO policy to include sexual orientation
43. A      Proposals to extend company benefits to or eliminate benefits from domestic partners

                                 WT MUTUAL FUND

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS.


(a)(i)(a)    Amended and Restated Agreement and Declaration of Trust of WT
             Mutual Fund (the "Trust"). (9)

(a)(i)(b)    Amended Schedule A to Amended and Restated Agreement and
             Declaration of Trust of the Trust is filed herewith.

(a)(ii)      Certificate of Trust dated June 1, 1994. (1)

(a)(iii)     Certificate of Amendment to Certificate of Trust dated October 7,
             1994. (2)

(a)(iv)      Certificate of Amendment to Certificate of Trust dated October 20,
             1998. (3)

(b)          Amended and Restated By-Laws. (9)

(c)          See Articles III, VII, and VIII of Registrant's Amended and
             Restated Agreement and Declaration of Trust. (9)

(d)(i)(a)    Advisory Agreement between the Registrant and Rodney Square
             Management Corporation ("RSMC") dated July 1, 2005. (26)

(d)(i)(b)    Amended and Restated Schedules A and B dated September 22, 2006 to
             Advisory Agreement between the Registrant and RSMC is filed herewith.

(d)(ii)      Advisory Agreement between the Registrant, on behalf of the Roxbury
             Mid-Cap Fund, Roxbury Small-Cap Growth Fund and Roxbury Micro-Cap
             Fund (the "Roxbury Funds"), and Roxbury Capital Management, LLC
             ("Roxbury") dated July 1, 2005. (23)

(d)(iii) Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager International Fund (formerly, Wilmington
             International Strategic Allocation Fund), RSMC and Goldman Sachs
             Asset Management, L.P. ("GSAM") dated July 1, 2005. (22)

(d)(iv) Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager International Fund (formerly, Wilmington
             International Strategic Allocation Fund), RSMC and Julius Baer
             Investment Management LLC ("JBIM") dated July 1, 2005. (23)

(d)(v) Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager Real Asset Fund (formerly, Wilmington Real
             Estate Strategic Allocation Fund), RSMC and AEW Management and
             Advisors, L. P. ("AEW") dated July 1, 2005. (23)

(d)(vi) Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager Real Asset Fund (formerly, Wilmington Real
             Estate Strategic Allocation Fund), RSMC and Real Estate Management
             Services Group LLC ("REMS") dated July 1, 2005. (22)

(d)(vii) Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager Large-Cap Fund (formerly, Wilmington Large
             Cap Strategic Allocation Fund), RSMC and Armstrong Shaw Associates,
             Inc. ("ASA") dated July 1, 2005. (23)

(d)(viii) Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager Large-Cap Fund (formerly, Wilmington Large
             Cap Strategic Allocation Fund), RSMC and Montag & Caldwell, Inc.
             ("M&C") dated July 1, 2005. (23)

(d)(ix) Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager Mid-Cap Fund (formerly, Wilmington Mid Cap
             Strategic Allocation Fund), RSMC and Bennett Lawrence Management,
             LLC ("BLM") dated July 1, 2005. (22)

(d)(x) Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager Mid-Cap Fund (formerly, Wilmington Mid Cap
             Strategic Allocation Fund), RSMC and Equity Investment Corporation
             ("EIC") dated July 1, 2005. (23)

(d)(xi) Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager Small-Cap Fund (formerly, Wilmington Small
             Cap Strategic Allocation Fund), RSMC and Batterymarch Financial
             Management, Inc. ("BFM") dated July 1, 2005. (23)

(d)(xii) Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager Small-Cap Fund (formerly, Wilmington Small
             Cap Strategic Allocation Fund), RSMC and Systematic Financial
             Management L.P. ("SFM") dated July 1, 2005. (23)

(d)(xiii) Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager Large-Cap Fund (formerly, Wilmington Large
             Cap Strategic Allocation Fund), Wilmington Multi-Manager Mid-Cap
             Fund (formerly, Wilmington Mid Cap Strategic Allocation Fund), and
             Wilmington Multi-Manager Small-Cap Fund (formerly, Wilmington Small
             Cap Strategic Allocation Fund), RSMC and Parametric Portfolio
             Associates LLC. ("PPA") dated July 1, 2005. (23)

(d)(xiv) Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager Large-Cap Fund (formerly, Wilmington Large
             Cap Strategic Allocation Fund), RSMC and First Quadrant, LP dated
             July 1, 2005. (23)

(d)(xv)      Sub-Advisory Agreement between the Registrant, on behalf of
             Wilmington Small-Cap Core Fund, and Roxbury dated July 1, 2005.
             (23)

(d)(xvi) Sub-Advisory Agreement between the Registrant, on behalf of Wilmington Small-Cap Core Fund, and CRM dated July 1, 2005. (23)

(d)(xvii)(a) Sub-Advisory Agreement between the Registrant, RSMC and Wilmington
             Trust Investment Management, LLC ("WTIM") dated July 1, 2005. (23)

(d)(xvii)(b) Amended and Restated Schedule A to Sub-Advisory Agreement between the Registrant, RSMC and WTIM. (25)

(d)(xviii)   Expense Limitation Agreement dated September 1, 2005 between the
             Registrant, on behalf of the Roxbury Mid-Cap Fund, Roxbury
             Small-Cap Growth Fund and Roxbury Micro-Cap Fund, and Roxbury. (24)

(d)(xix) Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager International Fund, RSMC and The Boston
             Company Asset Management, LLC ("BCAM"). (26)

(d)(xx) Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager International Fund, RSMC and Acadian Asset
             Management, Inc. ("Acadian"). (26)

(d)(xxi) Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager International Fund, RSMC and Standish
             Mellon Asset Management Company LLC ("Standish Mellon"). (26)

(d)(xxii) Expense Limitation Agreement dated March 9, 2006 between Registrant and RSMC. (26)

(d)(xxiii) Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager Mid-Cap Fund, RSMC and Robeco USA, L.L.C.
             ("Robeco") dated October 17, 2006 is filed herewith.

(e)(i)(a)    Distribution Agreement between the Registrant and Professional
             Funds Distributor, LLC. (17)

(e)(i)(b) Amended Exhibit A to Distribution Agreement between the Registrant and Professional Funds Distributor, LLC is filed herewith.

(e)(ii)      Form of Broker-Dealer Agreement. (17)

(f)          Amended and Restated Deferred Compensation Plan for Independent
             Trustees. (25)

(g)(i)       Custody Agreement between the Registrant and Wilmington Trust
             Company ("Wilmington Trust"). (15)

(g)(ii)      Foreign Custody Agreement between the Trust and PFPC Trust Company.
             (15)

(g)(iii)     Sub-Custody Agreement among the Registrant, Wilmington Trust and
             PFPC Trust Company. (7)

(h)(i)(a)    Transfer Agency Agreement between the Registrant and PFPC Inc. (4)

(h)(i)(b)    Amendment to Transfer Agency Agreement between the Registrant and
             PFPC Inc. (11)

(h)(i)(c) Amended Exhibit A to Transfer Agency Agreement with PFPC Inc is filed herewith.

(h)(ii) Administration Agreement dated May 1, 2006 between the Registrant and RSMC. (26)

(h)(iii)     Shareholder Service Plan for the Roxbury Funds. (24)

(h)(iv)      Shareholder Service Plan for Service Shares of the Wilmington Prime
             Money Market Fund and Wilmington U.S. Government Money Market Fund and Class W Shares of Wilmington Prime Money Market Fund, and
             Wilmington U.S. Government Money Market Fund and Wilmington
             Tax-Exempt Money Market Fund is filed herewith. (26)

(h)(vi)      Sub-Administration and Accounting Services Agreement dated May 1,
             2006 among the Trust, RSMC and PFPC Inc. (26)

(h)(vii)     Compliance Services Agreement dated May 1, 2006 between the
             Registrant and RSMC. (26)

(i)          Not applicable.

(j)          Consent of Ernst & Young LLP is filed herewith.

(k)          Not applicable.

(l)          None.

(m) Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 is filed herewith.

(n) Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 is filed herewith.

(o)          [RESERVED]

(p)(i)       Code of Ethics of the Registrant. (23)

(p)(ii)      Code of Ethics of Cramer Rosenthal McGlynn, LLC. (21)

(p)(iii)     Code of Ethics of Roxbury Capital Management, LLC. (4)

(p)(iv)      Code of Ethics of GSAM is filed herewith.

(p)(v)       Code of Ethics of JBIM is filed herewith.

(p)(vi)      Code of Ethics of AEW is filed herewith.

(p)(vii)     Code of Ethics of REMS. (13)

(p)(viii)    Code of Ethics of PPA is filed herewith.

(p)(ix)      Code of Ethics of ASA is filed herewith.

(p)(x)       Code of Ethics of M&C is filed herewith.

(p)(xi)      Code of Ethics of BLM is filed herewith.

(p)(xii)     Code of Ethics of EIC is filed herewith.

(p)(xiii)    Code of Ethics of BFM. (14)

(p)(xiv)     Code of Ethics of SFM. (14)

(p)(xv)      Code of Ethics of RSMC. (23)

(p)(xvi)     Code of Ethics of First Quadrant, L.P. is filed herewith.

(p)(xvii)    Code of Ethics of WTIM. (26)

(p)(xviii)   Code of Ethics of BCAM and Standish Mellon is filed herewith.

(p)(xix)     Code of Ethics of Acadian is filed herewith.

(p)(xx)      Code of Ethics of Robeco to be filed by amendment.

(q)(i)(a)    Powers of Attorney for Robert H. Arnold, Eric Brucker, Robert J.
             Christian, Nicholas A. Giordano, Louis Klein, Jr., John J.
             Quindlen, and Mark A. Sargent. (27)

(q)(i)(b)    Power of Attorney for Neil Wolfson. (24)


----------
(1) Previously filed with the Securities and Exchange Commission (the "SEC") on Form N-1A on July 25, 1994 and incorporated herein by reference.

(2) Previously filed with the SEC with Pre-Effective Amendment No. 1 on Form N-1A of November 29, 1994 and incorporated herein by reference.

(3) Previously filed with the SEC with Post-Effective Amendment No. 10 on Form N-1A on November 1, 1999 and incorporated herein by reference.

(4) Previously filed with the SEC with Post-Effective Amendment No. 12 on Form N-1A on October 31, 2000 and incorporated herein by reference.

(5) Previously filed with the SEC with Post-Effective Amendment No. 13 on Form N-1A on February 23, 2001 and incorporated herein by reference.

(6) Previously filed with the SEC with Post-Effective Amendment No. 14 on Form N-1A on August 17, 2001 and incorporated herein by reference.

(7) Previously filed with the SEC with Post-Effective Amendment No. 15 on Form N-1A on November 1, 2001 and incorporated herein by reference.

(8) Previously filed with the SEC with Post-Effective Amendment No. 16 on Form N-1A on February 28, 2002 and incorporated herein by reference.

(9) Previously filed with the SEC with Post-Effective Amendment No. 17 on Form N-1A on June 10, 2002 and incorporated herein by reference.

(10) Previously filed with the SEC with Post-Effective Amendment No. 18 on Form N-1A on August 26, 2002 and incorporated herein by reference.

(11) Previously filed with the SEC with Post-Effective Amendment No. 19 on Form N-1A on October 25, 2002 and incorporated herein by reference.

(12) Previously filed with the SEC with Post-Effective Amendment No. 20 on Form N-1A on November 15, 2002 and incorporated herein by reference.

(13) Previously filed with the SEC with Post-Effective Amendment No. 21 on Form N-1A on April 28, 2003 and incorporated herein by reference.

(14) Previously filed with the SEC with Post-Effective Amendment No. 22 on Form N-1A on August 28, 2003 and incorporated herein by reference.

(15) Previously filed with the SEC with Post-Effective Amendment No. 23 on Form N-1A on October 29, 2003 and incorporated herein by reference.

(16) Previously filed with the SEC with Post-Effective Amendment No. 24 on Form N-1A on November 18, 2003 and incorporated herein by reference.

(17) Previously filed with the SEC with Post-Effective Amendment No. 25 on Form N-1A on July 16, 2004 and incorporated herein by reference.

(18) Previously filed with the SEC with Post-Effective Amendment No. 26 on Form N-1A on August 27, 2004 and incorporated herein by reference.

(19) Previously filed with the SEC with Post-Effective Amendment No. 28 on Form N-1A on October 28, 2004 and incorporated herein by reference.

(20) Previously filed with the SEC with Post-Effective Amendment No. 29 on Form N-1A on December 17, 2004 and incorporated herein by reference.

(21) Previously filed with the SEC with Post-Effective Amendment No. 30 on Form N-1A on May 11, 2005 and incorporated herein by reference.

(22) Previously filed with the SEC with Post-Effective Amendment No. 31 on Form N-1A on July 1, 2005 and incorporated herein by reference.

(23) Previously filed with the SEC with Post-Effective Amendment No. 32 on Form N-1A on August 29, 2005 and incorporated herein by reference.

(24) Previously filed with the SEC with Post-Effective Amendment No. 34 on Form N-1A on October 28, 2005 and incorporated herein by reference.

(25) Previously filed with the SEC with Post-Effective Amendment No. 36 on Form N-1A on February 2, 2006 and incorporated herein by reference.

(26) Previously filed with the SEC with Post-Effective Amendment No. 37 on Form N-1A on June 16, 2006 and incorporated herein by reference.

(27) Previously filed with the SEC with Post-Effective Amendment No. 39 on Form N-1A on August 29, 2006 and incorporated herein by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE TRUST.

                  WILMINGTON TRUST CORPORATION AND SUBSIDIARIES

1.   Wilmington Trust Corporation
     Rodney Square North
     1100 North Market Street
     Wilmington, Delaware

     Holding company for Wilmington Trust Company, Wilmington Trust of Pennsylvania, Wilmington Trust FSB, WT Investments, Inc., Rodney Square Management Corporation, GTBA Holdings, Inc., and Wilmington Trust (UK) Limited. Organized as a Delaware corporation.

2.   Wilmington Trust Company
     Rodney Square North
     1100 North Market Street
     Wilmington, Delaware

     Organized as a Delaware-chartered bank and trust company.


3.   Wilmington Trust FSB
     111 South Calvert Street, 26th Floor
     Baltimore, Maryland


     Federal savings bank headquartered in Maryland and a registered investment adviser.

4.   Wilmington Trust of Pennsylvania
     795 East Lancaster Avenue
     Villanova, Pennsylvania

     Commercial bank headquartered in Pennsylvania and organized as a Pennsylvania-chartered bank and trust company.

5.   WT Investments, Inc.
     Rodney Square North
     1100 North Market Street
     Wilmington, Delaware

     A subsidiary of Wilmington Trust Corporation and an investment holding company organized as a Delaware corporation.

6.   Brandywine Finance Corporation
     Rodney Square North
     1100 North Market Street
     Wilmington, Delaware

     A subsidiary of Wilmington Trust Company which is a finance company organized as a Delaware corporation.

7.   Brandywine Insurance Agency, Inc.
     Rodney Square North
     1100 North Market Street
     Wilmington, Delaware

     A subsidiary of Wilmington Trust Company and organized as a Delaware corporation

8.   Wilmington Trust SP Services, Inc.
     (f/k/a Delaware Corporate Management, Inc.)
     Rodney Square North
     1100 North Market Street
     Wilmington, Delaware

     A subsidiary of Wilmington Trust Company that provides nexus and other services for Delaware holding companies and other Delaware entities. Organized as a Delaware corporation.

9.   Wilmington Trust SP Services (Nevada), Inc.
     (f/k/a Nevada Corporate Management, Inc.)
     3993 Howard Hughes Parkway, Suite 300
     Las Vegas, Nevada

     A subsidiary of Wilmington Trust SP Services, Inc. that provides nexus and other services for Nevada holding companies and other Nevada entities. Organized as a Nevada corporation.

10.  Rodney Square Management Corporation
     Rodney Square North
     1100 North Market Street
     Wilmington, Delaware

     A subsidiary of Wilmington Trust Corporation and a registered investment adviser. Organized as a Delaware corporation.

11.  Wilmington Brokerage Services Company
     Rodney Square North
     1100 North Market Street
     Wilmington, Delaware

     A subsidiary of Wilmington Trust Company and a registered broker-dealer and a registered investment adviser. Organized as a Delaware corporation.

12.  100 West Tenth Street Corporation
     Rodney Square North
     1100 North Market Street
     Wilmington, Delaware

     A subsidiary of Wilmington Trust Company that holds title to and maintains certain real estate on behalf of Wilmington Trust Company and Compton Realty Corporation. Organized as a Delaware corporation.

13.  Compton Realty Corporation
     Rodney Square North
     1100 North Market Street
     Wilmington, Delaware

     A subsidiary of Wilmington Trust Company and a partner in Rodney Square Investors, L.P., the partnership that holds title to the Wilmington Trust Center. Organized as a Delaware corporation.

14.  Rodney Square Investors, L.P.
     Rodney Square North
     1100 North Market Street
     Wilmington, Delaware

     98% owned by Wilmington Trust Company; 2% owned by Compton Realty Corporation. A Delaware limited partnership that holds title to the Wilmington Trust Center.

15.  Drew-VIII, Ltd.
     Rodney Square North
     1100 North Market Street
     Wilmington, Delaware

     A subsidiary of Wilmington Trust Company that holds title to and manages certain troubled real estate on behalf of Wilmington Trust Company. Organized as a Delaware corporation.

16.  Siobain VI, Ltd.
     Rodney Square North
     1100 North Market Street
     Wilmington, Delaware

     A subsidiary of Wilmington Trust Company that holds title to and manages certain troubled real estate on behalf of Wilmington Trust Company. Organized as a Delaware corporation.

17.  Wilmington Trust SP Services (New York), Inc.
     (f/k/a WTC Corporate Services, Inc.)
     Rodney Square North
     1100 North Market Street
     Wilmington, Delaware

     A subsidiary of Wilmington Trust Company that provides nexus and other services. Organized as a Delaware corporation.

18.  Wilmington Trust SP Services (Delaware), Inc.
     (f/k/a Organization Services, Inc.)
     Rodney Square North
     1100 North Market Street
     Wilmington, Delaware

     A subsidiary of Wilmington Trust SP Services, Inc. that provides nexus and other services for Delaware holding companies and other Delaware entities. Organized as a Delaware corporation.

19.  Special Services Delaware, Inc.
     Rodney Square North
     1100 North Market Street
     Wilmington, Delaware

     A subsidiary of Wilmington Trust SP Services, Inc., a special purpose entity used to facilitate corporate transactions. Organized as a Delaware corporation.

20.  Wilmington Trust Investment Management, LLC
     (f/k/a Balentine & Company, LLC)
     3455 Peachtree Road
     Suite 2000
     Atlanta, Georgia 30325

     A Georgia limited liability company owned by Wilmington Trust Corporation.

21.  GTBA Holdings, Inc.
     Rodney Square North
     1100 North Market Street
     Wilmington, DE 19890

     A subsidiary of Wilmington Trust Corporation that holds our interest in Grant Tani Barash & Altman, LLC. Organized as a Delaware company.

22.  Grant Tani Barash & Altman, LLC
     Rodney Square North
     1100 North Market Street
     Wilmington, DE 19890

     A subsidiary of GTBA Holdings, Inc. A registered investment adviser. Organized as a a Delaware limited liability company.

23.  Grant, Tani, Barash & Altman Management, Inc.
     Rodney Square North
     1100 North Market Street
     Wilmington, DE 19890

     A subsidiary of GTBA Holdings, Inc.

     A management company that provides employees to Grant Tani Barash & Altman, LLC and a registered investment adviser. Organized as a Delaware corporation.

24.  WTC Camden, Inc.
     Rodney Square North
     1100 North Market Street
     Wilmington, DE 19890

     A subsidiary of Wilmington Trust Company organized as a Delaware corporation.

25.  Wilmington SP Services (California), Inc.
     (formerly California Corporate Management, Inc.)
     10250 Constellation Boulevard, Suite 2800
     Los Angeles, CA 90067-6882

     A California corporation that provides corporate services. A subsidiary of Wilmington Trust SP Services, Inc.

26.  Wilmington Trust SP Services (Vermont), Inc.
     30 Main Street, Suite 220
     Burlington, VT  05401

     A Vermont corporation that provides captive insurance management services. A subsidiary of Wilmington Trust SP Services, Inc.

27.  Wilmington Trust SP Services (South Carolina), Inc.
     (f/k/a Charleston Captive Management Company)
     145 King Street, Suite 102
     Charleston, SC 29401

     A South Carolina corporation that provides captive insurance management services. A subsidiary of Wilmington Trust SP Services, Inc.

28.  Wilmington Family Office, Inc.
     Rodney Square North
     1100 North Market Street
     Wilmington, Delaware 19890

     A Delaware corporation that provides family office services. A subsidiary of GTBA Holdings, Inc.

29.  Wilmington Trust (Cayman), Ltd.
     4/F, Century Yard, Cricket Square
     Elgin Avenue
     George Town, Grand Cayman, Cayman Islands, B.W.I.

     A subsidiary of Wilmington Trust Company that provides trust services. Organized as a Cayman Islands corporation.

30.  Wilmington Trust (Channel Islands), Ltd.
     Seaton House,
     17 Seaton Place,
     St. Helier,
     Jersey, Channel Islands

     A subsidiary of Wilmington Trust Company that provides trust services. Organized as a Channel Islands corporation.

31.  Wilmington Trust (UK) Limited
     10 Upper Bank Street,
     London, E14 5JJ

     A subsidiary of Wilmington Trust Corporation. Incorporated under the laws of the United Kingdom.

32.  Wilmington Trust SP Services (London) Limited
     (f/k/a SPV Management Limited)
     Tower 42, International Financial Centre
     25 Old Broad Street
     London, EC2N 1HQ

     A subsidiary of Wilmington Trust (UK) Limited that provides nexus and other services. Incorporated under the laws of the United Kingdom.

33.  SPV Advisers Limited
     Tower 42, International Financial Centre
     25 Old Broad Street
     London, EC2N 1HQ

     A subsidiary of Wilmington Trust (UK) Limited that serves as adviser to Wilmington Trust SP Services (London) Limited. Incorporated under the laws of the United Kingdom.

34.  SPV Management Limited Note: name swap with No. 31 above
     (f/k/a Wilmington Trust SP Services (London) Limited)
     (f/k/a Lord SPV Limited)
     Tower 42, International Financial Centre
     25 Old Broad Street
     London, EC2N 1HQ

     A subsidiary of Wilmington Trust SP Services (London) Limited. Incorporated under the laws of the United Kingdom.

35.  Wilmington Trust SP Services (Dublin) Limited
     (f/k/a SPV Management (Dublin) Limited)
     1st Floor, 7 Exchange Place, IFSC,
     Dublin 1, Ireland

     A subsidiary of Wilmington Trust SP Services (London) Limited that provides nexus and other services. Incorporated under the laws of Ireland.

36.  Wilmington Trust SP Services (Channel Islands) Limited
     (f/k/a SPV Jersey Limited)
     Oak Walk,
     St. Peter,
     Jersey, JE3 7EF

     A subsidiary of Wilmington Trust SP Services (London) Limited that provides nexus and other services. Incorporated under the laws of Jersey.

37.  Wilmington Trust SP Services (Cayman) Limited
     (f/k/a SPV Cayman Limited)
     Q&H Corporate Services Ltd.,
     Third Floor, Harbour Centre,
     P.O. Box 1348,
     Georgetown, Grand Cayman, BWI, Cayman Islands

     A subsidiary of Wilmington Trust SP Services (London) Limited that provides nexus and other services. Incorporated under the laws of the Cayman Islands.

38.  Bedell SPV Management (Jersey) Limited
     26 New Street,
     St. Helier,
     Jersey JE2 3RA, Channel Islands

     51% owned by Wilmington Trust SP Services (London) Limited. Provides nexus and other services. Incorporated under the laws of Jersey.

39.  Wilmington Trust (London) Limited
     25 Old Broad Street,
     London EC2N 1HQ

     A subsidiary of Wilmington Trust (UK) Limited that provides trust services. Incorporated under the laws of the United Kingdom.

40.  Wilmington Trust SP Services (Frankfurt) GmbH
     (f/k/a Mainsee 376 W GmbH)
     Steinweg 3-5
     60313 Frankfurt am Main
     Germany

     A subsidiary of Wilmington Trust (UK) Limited that provides that provides nexus and other services. Incorporated under the laws of Germany.

41.  Wilmington Trust CI Holdings Limited
     4/F, Century Yard, Cricket Square, Hutchins Drive
     George Town, Grand Cayman, British West Indies

     A subsidiary of Wilmington Trust Corporation. A holding company incorporated under the laws of the Cayman Islands.

42.  Wilmington Trust Corporate Services (Cayman) Limited
     4/F, Century Yard,
     Cricket Square,

     Hutchins Drive,
     George Town, Grand Cayman, B.W.I.

     A subsidiary of Wilmington Trust CI Holdings Limited. Incorporated under the laws of the Cayman Islands.

43.  Florence Limited
     4/F, Century Yard,
     Cricket Square,
     Hutchins Drive,
     George Town, Grand Cayman, B.W.I.

     A subsidiary of Wilmington Trust Corporate Services (Cayman) Limited. Incorporated under the laws of the Cayman Islands.

44.  Kendall Corporation Ltd
     4/F, Century Yard,
     Cricket Square,
     Hutchins Drive,
     George Town, Grand Cayman, B.W.I.

     A subsidiary Wilmington Trust Corporate Services (Cayman) Limited. Incorporated under the laws of the Cayman Islands.

45.  Sentinel Corporation
     4/F, Century Yard,
     Cricket Square,
     Hutchins Drive,
     George Town, Grand Cayman, B.W.I.

     A subsidiary of Wilmington Trust Corporate Services (Cayman) Limited. Incorporated under the laws of the Cayman Islands.

46.  Woodridge Corporation Ltd
     4/F, Century Yard,
     Cricket Square,
     Hutchins Drive,
     George Town,
     Grand Cayman, B.W.I.

     A subsidiary of Wilmington Trust Corporate Services (Cayman) Limited. Incorporated under the laws of the Cayman Islands.

47.  Redmond Limited
     4/F, Century Yard,
     Cricket Square,
     Hutchins Drive,
     George Town, Grand Cayman, B.W.I.

     A subsidiary of Wilmington Trust Corporate Services (Cayman) Limited. Incorporated under the laws of the Cayman Islands.

                                   AFFILIATES

1.   Cramer Rosenthal McGlynn, LLC
     White Plains, New York

     A registered investment adviser organized as a Delaware limited liability company. (77.24% equity interest owned by WT Investments, Inc.).

2.   Roxbury Capital Management, LLC
     Santa Monica, California

     A registered investment adviser organized as a Delaware limited liability company. (100% preferred interests owned by WT Investments, Inc.; 30% revenue interest owned by WT Investments, Inc.; 41.23% equity interest owned by WT Investments, Inc.).

3.   Clemente Capital, Inc.
     152 West 57th Street
     New York, New York 10017

     A registered investment adviser organized as New York corporation. (24.9% equity interest owned by WT Investments, Inc.).

4.   Camden Partners Holdings, LLC
     One South Street, Suite 215
     Baltimore, MD 21202

     A registered investment adviser organized as a Delaware limited liability company. (31.25% equity interest owned by WT Investments, Inc.).

5.   Camden Partners Private Equity Advisors, LLC
     One South Street, Suite 215
     Baltimore, MD 21202

     A registered investment adviser organized as a Delaware limited liability company. (100% owned by Camden Partners Holdings, LLC).

6.   The Independence Group, Ltd.
     c/o Mutual Risk Management (Cayman) Ltd.
     Genesis Building, Second Floor
     13 Jennett Street, P.O. Box 1363
     Georgetown,
     Grand Cayman, BWI

     Formation Date: 1/11/02 under the laws of Cayman Islands; No. of Units
Authorized: 35 units; Units Issued to Wilmington Trust Corporation: 1; One Voting Common Share, par value US$1.00, at a purchase price of US$100, and One Non-Voting Redeemable Preferred Share, par value US$1.00, at a purchase price of US$24,900.

INACTIVE SUBSIDIARIES

1.   WT Delaware Capital Corp. (shell company)
     Rodney Square North
     1100 North Market Street
     Wilmington, Delaware

     Organized as a Delaware corporation.

2.   Brandywine Life Insurance Company, Inc. (shell company)
     Rodney Square North
     1100 North Market Street
     Wilmington, Delaware

     A subsidiary of Wilmington Trust Company and a reinsurer of credit life insurance written in connection with closed-end consumer loans Wilmington Trust makes. Organized as a Delaware corporation.

3.   Wilmington Trust Global Services, Ltd.
     Rodney Square North
     1100 North Market Street
     Wilmington, Delaware

     A subsidiary of Wilmington Trust Company that provides nexus and other services. Organized as a Delaware corporation.

4.   Charleston Captive Management, Inc. (shell company)
     145 King Street, Suite 102
     Charleston, SC  29401

     A South Carolina corporation.

ITEM 25. INDEMNIFICATION.

The Trust's Amended and Restated Agreement and Declaration of Trust (the "Agreement") and Amended and Restated By-laws provide, among other things, that the trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent employee, investment adviser or distributor of the Trust, nor shall any trustee be responsible for the act or omission of any other trustee, and the Trust out of its assets may indemnify and hold harmless each trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses and damages whatsoever arising out of or related to such trustee's performance of his or her duties as a trustee or officer of the Trust; provided that the trustees and officers of the Trust shall not be entitled to an indemnification or held harmless if such liabilities were a result of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. (See
Article IX of the Agreement incorporated by reference as Exhibit 23(a)(i)(a) and
Article IX of the Trust's By-laws incorporated by reference as Exhibit 23(b)).

The Trust is party to an investment advisory agreement with each of RSMC and Roxbury and a sub-advisory agreement with each of CRM and Roxbury. Each of the foregoing investment advisory agreements and sub-advisory agreements with the Trust provide that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under their respective agreements, the adviser or sub-adviser shall not be subject to liability to the Trust, any series of the Trust or any of its shareholders for any act or omission in the course of, or connected with, rendering services under such agreements or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Trust. Any liability of an adviser or sub-adviser to any series of the Trust shall not automatically impart liability on the part of such adviser or sub-adviser to any other series of the Trust. No series of the Trust shall be liable for the obligations of any other series of the Trust.

The Trust is also party to a sub-advisory agreement with each of GSAM, JBIM, AEW, REMS, PPA, ASA, M&C, BLM, EIC, BFM, SFM, First Quadrant, WTIM, BCAM, Acadian, Standish Mellon and Robeco. Each of the foregoing sub-advisory agreements provides that the sub-adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by its respective sub-advisory agreement, or in accordance with (or in the absence of) specific directions or instructions from the Trust or RSMC, provided, however, that such acts or omissions shall not have resulted from the sub-adviser's willful misfeasance, bad faith, gross negligence or a reckless disregard of duty under its sub-advisory agreement.

Indemnification of Professional Funds Distributor, LLC (the "Distributor"), the Trust's principal underwriter against certain losses is provided for in Section 10 of the Underwriting Agreement with the Distributor incorporated by reference as Exhibit 23(e)(1) hereto. In Section 10 of the Underwriting Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the

Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense, arising by reason of any person acquiring any Shares, based upon the ground that the registration statement, prospectus, Shareholder reports or other information filed or made public by the Trust included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements made not misleading. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statements or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor.

Indemnification of PFPC in its capacity as sub-administrator and accounting agent against certain losses is provided for in Section 12 of the Sub-Administration and Accounting Services Agreement with PFPC incorporated by reference as Exhibit 23(h)(vi) hereto. The Trust, on behalf of each series of the Trust, agrees to indemnify and hold harmless PFPC, its affiliates and its authorized agents from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, liabilities arising under the securities laws and any state or foreign securities and blue sky laws, and amendments thereto), and expenses, including (without limitation) attorneys' fees and disbursements arising directly or indirectly from any action or omission to act which PFPC, its affiliates or its authorized agents take (i) at the request or on the direction of or in reliance on the advice of the Trust or
(ii) upon oral instructions or written instructions. Neither PFPC, nor any of its affiliates or agents, shall be indemnified against any liability (or any expenses incident to such liability) arising out of PFPC's or its affiliates' or its agents' own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under the Sub-Administration and Accounting Services Agreement.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS.

(i)  Rodney Square Management Corporation

     The directors and officers of RSMC are provided on RSMC's most recently filed Schedule A of Form ADV (IARD No. 105163; SEC File No. 801-22071), which is incorporated herein by reference. The only employment of a substantial nature of each of RSMC's directors and officers is with RSMC and its affiliated companies.

(ii) Cramer Rosenthal McGlynn, LLC

     The directors and officers of CRM are provided on CRM's most recently filed Schedule A of Form ADV (IARD No. 107911; SEC File No. 801-55244), which is incorporated herein by reference. The only employment of a substantial nature of each of CRM's directors and officers is with CRM.

(iii) Roxbury Capital Management, LLC

     The directors and officers of Roxbury are provided on Roxbury's most recently filed Schedule A of Form ADV (IARD No. 108832; SEC File No. 801-55521), which is incorporated herein by reference. The only employment of a substantial nature of each of Roxbury's directors and officers is with Roxbury.

(iv) Wilmington Trust Investment Management, LLC

     The directors and officers of WTIM are provided on WTIM's most recently filed Schedule A of Form ADV (IARD No. 19369; SEC File No. 801-41081), which is incorporated herein by reference. The only employment of a substantial nature of each of WTIM's members of its board of managers and officers is with WTIM and its affiliated companies.

(v)  AEW Management and Advisors, L.P.

     The directors and officers of AEW are provided on AEW's most recently filed Schedule A of Form ADV (IARD No. 108633; SEC File No. 801-53421), which is incorporated herein by reference. The only employment of a substantial nature of each of AEW's directors and officers is with AEW.

(vi) Real Estate Management Services Group, LLC

     The directors and officers of REMS are provided on WTIM's most recently filed Schedule A of Form ADV (IARD No. 112322; SEC File No. 801-61061), which is incorporated herein by reference. The only employment of a substantial nature of each of REMS' directors and officers is with REMS.

(vii) Goldman Sachs Asset Management, L.P.

     The directors and officers of GSAM are provided on GSAM's most recently filed Schedule A of Form ADV (IARD No. 107738; SEC File No. 801-37591), which is incorporated herein by reference. Set forth below are the names and businesses of certain managing directors of GSAM L.P who are engaged in any other business, profession, vocation or employment of a substantial nature.

Name                    Position With Sub-Adviser        Other Affiliations
----                    -------------------------   ----------------------------
Henry M. Paulson, Jr.   Managing Director           Chairman, Chief Executive
                                                    Officer and Director, The
                                                    Goldman Sachs Group, Inc.
                                                    Managing Director, Goldman,
                                                    Sachs & Co.

Robert J. Hurst         Managing Director           Vice Chairman and Director,
                                                    The Goldman Sachs Group,
                                                    Inc. Managing Director,
                                                    Goldman, Sachs & Co.

Lloyd C. Blankfein      Managing Director           President, Chief Operating
                                                    Officer and Director, The
                                                    Goldman Sachs Group, Inc.
                                                    Managing Director, Goldman,
                                                    Sachs & Co.

(viii) Julius Baer Investment Management LLC.

     The directors and officers of JBIM are provided on JBIM's most recently filed Schedule A of Form ADV (IARD No. 106863; SEC File No. 801-18766), which is incorporated herein by reference. The only employment of a substantial nature of each of JBIM's directors and officers is with JBIM and its affiliated companies.

(ix) Parametric Portfolio Associates

     PPA is a majority-owned subsidiary of Eaton Vance Corp. The directors and officers of PPA are set forth below.

Name                    Position with Sub-Adviser        Other Affiliations
----                    -------------------------   ----------------------------
Andrew Abramsky         Chief Operating Officer,    None
                        Manager

Brian Langstraat        Chief Executive Officer,
                        Manager and Secretary

David M. Stein          Chief Investment Officer    None

Aaron Singleton         Chief Financial Officer,
                        Chief Compliance Officer,
                        Treasurer

James B. Hawkes         Manager                     Eaton Vance Corp., Chairman,
                                                    President and CEO

Thomas Faust            Manager                     Eaton Vance Corp., Executive
                                                    VP, Director

(x)  Armstrong Shaw Associates, Inc.

     The directors and officers of ASA are provided on ASA's most recently filed Schedule A of Form ADV (IARD No. 107957; SEC File No. 801-20597), which is incorporated herein by reference. The only employment of a substantial nature of each of ASA's directors and officers is with ASA.

(xi) Montag & Caldwell, Inc.

     The directors and officers of M&C are provided on M&C's most recently filed Schedule A of Form ADV (IARD No. 104841; SEC File No. 801-15398), which is incorporated herein by reference. The only employment of a substantial nature of each of Montag & Caldwell's directors and officers is with M&C or its parent company, ABN AMRO Asset Management.

(xii) Bennett Lawrence Management, LLC

     The directors and officers of BLM are provided on BLM's most recently filed Schedule A of Form ADV (IARD No. 106716; SEC File No. 801-49805), which is incorporated herein by reference. The only employment of a substantial nature of each of BLM's directors and officers is with BLM.

(xiii) Equity Investment Corporation

     The directors and officers of EIC are provided on EIC's most recently filed Schedule A of Form ADV (IARD No. 108510; SEC File No. 801-27781), which is incorporated herein by reference. The only employment of a substantial nature of each of EIC's directors and officers is with EIC.

(xiv) Batterymarch Financial Management, Inc.

     Batterymarch Financial Management, Inc. ("Batterymarch") is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of Batterymarch have been engaged as director, officer, employee, partner, or trustee.

Name                    Position with Sub-Adviser        Other Affiliations
----                    -------------------------   ----------------------------
Deepak Chowdhury        Director                    Vice President and Director,
                                                    Legg Mason Fund Adviser,
                                                    Inc.
                                                    Senior Vice President, Legg
                                                    Mason, Inc.
                                                    Senior Vice President, Legg
                                                    Mason Wood Walker,
                                                    Incorporated Non-Employee
                                                    Director of various Legg
                                                    Mason, Inc. affiliates

William L. Elcock       CEO, Director and Senior    None
                        Portfolio Manager

Edward A. Taber III     Director                    Executive Vice President,
                                                    Legg Mason, Inc.
                                                    Vice President and Director
                                                    3040692 Nova Scotia Company
                                                    Non-Employee Director of
                                                    various Legg Mason, Inc.
                                                    affiliates.

Philip E. Channen       Assistant Secretary and     None
                        Chief Compliance Officer

Margaret J. Coughlan    Assistant Treasurer         None

Thomas Linkas           Chief Investment Officer    None

Francis X. Tracy        President, Treasurer,       None
                        Secretary and CFO

Tania Zouikin           Chairman and Director

(xv) Systematic Financial Management L.P.

     The directors and officers of SFM are provided on SFM's most recently filed Schedule A of Form ADV (IARD No. 106146; SEC File No. 801-48908), which is incorporated herein by reference. The only employment of a substantial nature of each of SFM's partners and officers is with SFM.

(xvi) First Quadrant L.P.

     First Quadrant, L.P. currently serves as general partner and investment adviser for two unregistered funds organized as Delaware limited partnerships, and as investment adviser for four unregistered offshore funds. First Quadrant has a beneficial interest in FQN Management, LLC ("FQN"), a SEC registered investment adviser. First Quadrant has an affiliation (by virtue of Affiliated Managers Group, Inc.'s majority equity ownership position in each of First Quadrant and Managers Investment Group LLC ("Managers")), and arrangement with Managers to provide sub-advisory services to an affiliated mutual fund company known as Managers AMG Funds. Any other substantial employment of the partners, directors, and officers of First Quadrant, L.P. is noted below.

Name                    Position with Sub-Adviser        Other Affiliations
----                    -------------------------   ----------------------------
Ronnie M. Darnell       Chief Investment Officer    Vice President, FQN
                        and Limited Partner

Curtis J. Ketterer      Chief Operating Officer     Chief Operating Officer and
                        and Limited Partner         Treasurer, FQN

Christopher G. Luck     Director of Equities,       Vice President and
                        Director of Equity          Secretary, FQN
                        Portfolio Management and
                        Limited Partner

Timothy S. Meckel       Director of Client          None
                        Service and Limited
                        Partner

Phillip T. Miller       Director of Options and     None
                        Derivative Products and
                        Limited Partner

Kent C. Roberts II      Director of Marketing and   None
                        Limited Partner

Joel L. Brouwer         Director - Chief            None
                        Financial Officer

Kenneth J. Ferguson     Co-Director of Global       None
                        Derivatives and Limited
                        Partner

Kenneth R. Funk         Director - Chief            None
                        Compliance Officer

Andre Francois Perold   Chairman of the Advisory    Founder and Chair of the
                        Panel and Limited Partner   Investment Committee of
                                                    HighVista Strategies; George
                                                    Gund Professor of Finance
                                                    and Banking, Harvard
                                                    Business School; Director,
                                                    The Vanguard Group; Board
                                                    Chairman, Unx; Chairman of
                                                    the Investment Committee,
                                                    Shady Hill School; Member of
                                                    the Advisory Board of: RRE
                                                    Investors, The Debt
                                                    Exchange, The Rock Creek
                                                    Group and FIA Timber
                                                    Partners

(xvii) The Boston Company Asset Management, LLC

     The directors and officers of BCAM are provided on BCAM's most recently filed Schedule A of Form ADV (IARD No. 105616; SEC File No. 801-06829), which is incorporated herein by reference. The only employment of a substantial nature of each of BCAM's directors and officers is with BCAM.

(xviii) Acadian Asset Management, Inc.

     The directors and officers of Acadian are provided on Acadian's most recently filed Schedule A of Form ADV (IARD No. 106609; SEC File No. 801-28078), which is incorporated herein by reference. The only employment of a substantial nature of each of Acadian's directors and officers is with Acadian.

(xix) Standish Mellon Asset Management Company LLC

     The directors and officers of Standish Mellon are provided on Standish Mellon's most recently filed Schedule A of Form ADV (IARD No. 113972; SEC File No. 801-60527), which is incorporated herein by reference. The only employment of a substantial nature of each of Standish Mellon's directors and officers is with Standish Mellon.

(xx) Robeco USA, L.L.C.

     Robeco USA, L.L.C. is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The principal business address of Robeco is 909 Third Avenue, 32nd Floor, New York, NY 10022. The following is a list of other substantial business activities in which directors, officers, or partners of Robeco have been engaged as director, officer, employee, partner, or trustee.


  NAME AND POSITION WITH ROBECO                  OTHER COMPANY                     POSITION WITH OTHER COMPANY
---------------------------------   --------------------------------------   --------------------------------------
William J. Kelly, Chief Executive   Robeco USA, Inc.                         Chief Executive Officer
   Officer                          Boston Partners Asset Management, LLC    Chief Executive Officer

Roland Toppen, Chief Financial      Robeco USA, Inc.                         Treasurer and Chief Financial Officer
   Officer                          Robeco Investment Asset Management, US   Director

Michael Anthony Jones, President    Robeco USA, Inc.                         President

Daniel Swigart Vandivort,           Robeco USA, Inc.                         President and Chief Investment Officer
   President and Chief Investment
   Officer

William George Butterly, General    Robeco USA, Inc.                         Secretary and General Counsel
   Counsel

Mary Ann Iudice, Chief Compliance   Robeco USA, Inc.                         Chief Compliance Officer
   Officer                          Boston Partners Asset Management, LLC    Chief Compliance Officer
                                    Robeco Investment Asset Management, US   Chief Compliance Officer
                                    Robeco Sage Capital Management           Chief Compliance Officer


ITEM 27. PRINCIPAL UNDERWRITER.

(a) Professional Funds Distributor, LLC (the "Distributor") acts as principal underwriter for the following investment companies:

     Allegiant Funds
     Allegiant Advantage Fund

     Professional Funds Distributor, LLC is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Professional Funds Distributor, LLC is located at 760 Moore Road, King of Prussia, Pennsylvania 19406.

(b) The following is a list of the executive officers, directors, and partners of Professional Funds Distributor, LLC:

Name                       Position       Position with the Fund
----                  -----------------   ----------------------
Philip H. Rinnander   President & Owner   None
Barbara A. Rice       Vice President      None
Thomas L. Schwegel    Vice President      None
Jennifer DiValerio    Vice President      None

(c)  Not applicable.

ITEM 28. LOCATIONS OF ACCOUNTS AND RECORDS.

All accounts and records are maintained by the Trust, or on its behalf by RSMC, 1100 N. Market Street, Wilmington, DE 19890; WTIM, 3455 Peachtree Road, Suite 2000, Atlanta, GA 30326; and the Trust's sub-administrator, transfer agent, dividend-paying agent and accounting services agent, PFPC Inc., 301 Bellevue Parkway, Wilmington, DE 19809.

ITEM 29. MANAGEMENT SERVICES.

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30. UNDERTAKINGS.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Trust furnishes the following undertaking:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 41 to its Registration Statement on Form N-1A under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wilmington, state of Delaware on the 27th day of October 2006.

                                        WT MUTUAL FUND


                                        By: /s/ Neil Wolfson
                                            ------------------------------------
                                            Neil Wolfson, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



/s/ Robert H. Arnold*                Trustee                             October 27, 2006
----------------------------------
Robert H. Arnold


/s/ Eric Brucker*                    Trustee                             October 27, 2006
----------------------------------
Eric Brucker


/s/ Robert J. Christian*             Trustee                             October 27, 2006
----------------------------------
Robert J. Christian


/s/ John J. Kelley                   Vice President, Chief Financial     October 27, 2006
----------------------------------   Officer and Treasurer
John J. Kelley


/s/ Nicholas A. Giordano*            Chairman of the Board and Trustee   October 27, 2006
----------------------------------
Nicholas A. Giordano


/s/ Louis Klein, Jr.*                Trustee                             October 27, 2006
----------------------------------
Louis Klein, Jr.


/s/ John J. Quindlen*                Trustee                             October 27, 2006
----------------------------------
John J. Quindlen


/s/ Mark Sargent*                    Trustee                             October 27, 2006
----------------------------------
Mark Sargent


/s/ Neil Wolfson                     Trustee, President, and Chief       October 27, 2006
----------------------------------   Executive Officer
Neil Wolfson


* By /s/ John J. Kelley
     ----------------------------------
     John J. Kelley
     Attorney-in-Fact

                                  EXHIBIT LIST


Exhibit No.  Description
------------ -----------
23(a)(i)(b)  Amended Schedule A to Amended and Restated Agreement and
             Declaration of Trust of the Trust.

23(d)(i)(b)  Amended and Restated Schedules A and B dated September 22, 2006 to
             Advisory Agreement between the Registrant and RSMC. (26)

23(d)(xxiii) Form of Sub-Advisory Agreement among the Registrant, on behalf of
             Wilmington Multi-Manager Mid-Cap Fund, RSMC and Robeco USA, L.L.C..

23(e)(i)(b)  Amended Exhibit A to Distribution Agreement between the Registrant and Professional Funds Distributor, LLC.

23(h)(i)(c)  Amended Exhibit A to Transfer Agency Agreement with PFPC Inc.

23(m)        Amended and Restated Plan of Distribution Pursuant to Rule 12b-1.

23(n)        Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3.

23(p)(iv)    Code of Ethics of GSAM.

23(p)(v)     Code of Ethics of JBIM.

23(p)(vi)    Code of Ethics of AEW.

23(p)(viii)  Code of Ethics of PPA.

23(p)(ix)    Code of Ethics of ASA.

23(p)(x)     Code of Ethics of M&C.

23(p)(xi)    Code of Ethics of BLM.

23(p)(xii)   Code of Ethics of EIC.

23(p)(xvi)   Code of Ethics of First Quadrant, L.P..

23(p)(xviii) Code of Ethics of BCAM and Standish Mellon.

23(p)(xix)   Code of Ethics of Acadian.
